UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 01136

Guggenheim Funds Trust

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Guggenheim Funds Trust
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: September 30

Date of reporting period: October 1, 2019 - September 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

9.30.2020

Guggenheim Funds Annual Report

Guggenheim Funds Trust-Equity
Guggenheim Alpha Opportunity Fund
Guggenheim Large Cap Value Fund
Guggenheim Market Neutral Real Estate Fund
Guggenheim Risk Managed Real Estate Fund
Guggenheim Small Cap Value Fund
Guggenheim StylePlus—Large Core Fund
Guggenheim StylePlus—Mid Growth Fund
Guggenheim World Equity Income Fund

Beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	SBE-ANN-0920x0921

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	5
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
ALPHA OPPORTUNITY FUND	10
LARGE CAP VALUE FUND	31
MARKET NEUTRAL REAL ESTATE FUND	42
RISK MANAGED REAL ESTATE FUND	55
SMALL CAP VALUE FUND	71
STYLEPLUS—LARGE CORE FUND	82
STYLEPLUS—MID GROWTH FUND	95
WORLD EQUITY INCOME FUND	108
NOTES TO FINANCIAL STATEMENTS	120
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	135
OTHER INFORMATION	137
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	146
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	151
LIQUIDITY RISK MANAGEMENT PROGRAM	154

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2020

Dear Shareholder:

The fiscal year ended September 30, 2020, concluded on a cautious note. Even though markets performed well for most of the period, COVID-19 became the deadliest pandemic in a century, causing a steeper plunge in output and employment in two months than during the first two years of the Great Depression. The U.S. Federal Reserve acted quickly to restore market functioning and cushion the economy, cutting rates to zero, engaging in massive asset purchases, and launching an array of lending facilities. Congress also acted much faster than in previous downturns, with the budget deficit headed to the highest level since World War II.

The recovery since the spring has been faster than expected, with consumer confidence holding up due to the temporary nature of layoffs and positive personal income growth thanks to massive fiscal support. However, the outlook for the next several months is more challenging. Fiscal support is fading, so incomes will likely fall in the fourth quarter. Also, colder weather and the reopening of schools make the likelihood of another large COVID wave very high, risking renewed lockdowns and a setback in the recovery. We do not expect a full recovery will be possible until a vaccine has been developed, tested, approved, produced, and administered across the globe. This process will likely take until mid-2021, or possibly longer. As discussed in this shareholder report, these events have had an impact on performance.

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (the “Investment Advisers”) are pleased to present the shareholder report for a selection of our Funds (the “Funds”) for the annual fiscal period ended September 30, 2020.

The Investment Advisers are part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Advisers.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the information for each Fund.

We are committed to the safety and prosperity of our clients, our employees, and our shareholders. Thank you for the trust you place in us.

Sincerely,

Security Investors, LLC,

Guggenheim Partners Investment Management, LLC,

October 31, 2020

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2020

Alpha Opportunity Fund may not be suitable for all investors. ● Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. There can be no guarantee the Fund will achieve it investment objective. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● Certain of the derivative instruments, such as swaps and structured notes, are also subject to the risks of counterparty default and adverse tax treatment. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs, including paying more for a security than it received from its sale and the risk of unlimited losses. ● In certain circumstances the Fund may be subject to liquidity risk and it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ● In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ● The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● Please read the prospectus for more detailed information regarding these and other risks.

Large Cap Value Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means an investor could lose money. ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. The Fund is subject to risk that large-capitalization stocks may underperform other segments of the equity market or the equity markets as a whole. ● Please read the prospectus for more detailed information regarding these and other risks.

Market Neutral Real Estate Fund may not be suitable for all investors. ● Investing involves risk, including the possible loss of principal. ● There are no assurances that any fund will achieve its objective and/or strategy. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s use of derivatives such as futures, options, and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the funds’ holdings in issuers of the same or similar offerings. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● Short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. This strategy may not be suitable for all investors. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Risk Managed Real Estate Fund may not be suitable for all investors. ● Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time ● Investing involves risk, including the possible loss of principal. ● There are no assurances that any fund will achieve its objective and/or strategy. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the funds’ holdings in issuers of the same or similar offerings. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● Short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. This strategy may not be suitable for all investors. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell you shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Small Cap Value Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. ● Investing in securities of small-capitalization companies may involve a greater risk of loss and more abrupt fluctuations in market price than investments in larger-capitalization companies. ● Please read the prospectus for more detailed information regarding these and other risks.

StylePlus—Large Core Fund may not be suitable for all investors. ● Investments in large capitalization stocks may underperform other segments of the equity market or the equity market as a whole. ● Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund may invest in fixed income securities whose market value will change in response to interest rate changes and market

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

September 30, 2020

conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in bank loans and asset-backed securities, including mortgage backed, which involve special types of risks. ● The Fund may invest in restricted securities which may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

StylePlus—Mid Growth Fund may not be suitable for all investors. ● Investments in mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund may invest in fixed income securities whose market value will change in response to interest rate changes and market conditions, among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in bank loans and asset-backed securities, including mortgage backed, which involve special types of risks. ● The Fund may invest in restricted securities which may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

World Equity Income Fund may not be suitable for all investors. ● Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets are generally subject to an even greater level of risk). Additionally, the Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. ● The Fund’s use of leverage, through instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund may have significant exposure to securities in a particular capitalization range e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the pre-denominate capitalization range may underperform other segments of the equity market or the equity market as a whole. ● Please read the prospectus for more detailed information regarding these and other risks.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2020

While no one anticipated the emergence of a global pandemic a year ago, we anticipated that markets had become overvalued and were vulnerable to some kind of exogenous shock. That shock came in the form of COVID-19, the necessary precautions against which have placed additional burden on already struggling global economies. Faced with the prospect of an economic collapse, policymakers in the U.S. introduced fiscal and monetary policy initiatives that have for the most part shored up the U.S. economy, although more stimulus appears to be necessary. These policy initiatives, particularly on the monetary side, have increased market liquidity and lowered borrowing rates, reassuring equity investors that the U.S. Federal Reserve (the “Fed”) would do everything in its power to maintain market stability. For the trailing 12-month period ended September 30, 2020, the Standard & Poor’s 500® (“S&P 500”) Index* returned 15.15%. This increase was in spite of personal and economic hardships imposed by the onset of COVID-19, highlighting the crucial role of policy support. The S&P 500, which peaked in February 2020 before the threat of COVID-19 became clear, plummeted 34% as social distancing measures took effect. Since then, the S&P 500 has staged a significant recovery, although it lost steam heading into the fourth quarter.

While the outlook on fiscal policy is contingent on the 2020 presidential election outcome, the monetary policy outlook is far less dependent on it. Our views hold that the Fed will remain accommodative over the next several years. This is in large part owing to recent revisions to the Fed’s policy framework that resulted in a dovish shift in the policy reaction function.

Fed policymakers revised their Statement on Longer-Run Goals and Monetary Policy Strategy in August 2020. Labor market goals now focus on correcting shortfalls in achieving maximum employment, rather than managing deviations from it, which previously included tightening policy when the Fed thought the labor market was too tight. Instead, the Fed will now tolerate the unemployment rate falling below a level they consider to be maximum employment as long as it does not produce unwanted inflation. On inflation policy, the Fed will aim for core inflation to average 2% over an unspecified time period. This allows for inflation readings that are moderately above 2% over shorter horizons to make up for periods when inflation falls below its target.

The practical effect of the revised strategy would likely have meant no rate hikes from 2015–2018, as inflation was never above 2% for a sustained period and a low unemployment rate is now an insufficient justification for raising rates. But the revised statement, and Fed Chair Jerome Powell’s speech at Jackson Hole, which coincided with the release of the new framework, gave no explanation of how the Fed would actually achieve higher inflation, something it could not attain previously with years of short-term rates at zero and trillions of dollars in quantitative easing. A lack of concrete guidance on the overshoot (with no numerical target and no specified time frame) further weakens the policy and the associated response in inflation expectations, which remain lower than the Fed would favor.

We expect the Fed will have a difficult time in reaching its inflation target in the coming years, let alone exceeding it, in part because core inflation lags real gross domestic product growth by about 18 months, meaning that inflation should trend downward over the next several quarters. In addition, elevated unemployment and a high debt burden will weigh on the speed of the recovery. As the last expansion demonstrated, even a strong economy with low unemployment does not necessarily produce inflation in excess of 2%, as many components of inflation are not responsive to interest rates or economic conditions.

Below-target inflation may anchor U.S. Treasury yields at low levels. In the near term, concerns over another COVID-19 wave complicated by the flu season, a slowing pace of improvement in the labor market, a lack of additional fiscal stimulus, and election uncertainty, all suggest low U.S. Treasury yields. In addition, comparatively higher yields in the U.S. should continue to attract capital from abroad, further supporting the market.

For the 12-month period ended September 30, 2020, the MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 0.49%. The return of the MSCI Emerging Markets Index* was 10.54%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 6.98% return for the 12-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 3.25%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.10% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2020

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

FTSE NAREIT Equity REITs Total Return Index (“FNRE”) is one of the FTSE NAREIT US Real Estate Index Series that contains all Equity REITs not designated as Timber REITs or Infrastructure REITs. FTSE NAREIT US Real Estate Index Series is designed to present investors with a comprehensive family of REIT performance indexes that spans the commercial real estate space across the US economy. The index series provides investors with exposure to all investment and property sectors. In addition, the more narrowly focused property sector and sub-sector indexes provide the facility to concentrate commercial real estate exposure in more selected markets. The National Association of Real Estate Investment Trusts (NAREIT) is the trade association for REITs and publicly traded real estate companies with an interest in the US property and investment markets.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Morningstar Long/Short Equity Category Average is the average return of funds Morningstar places in a given category based on their portfolio statistics and compositions over the past three years. Long-short portfolios hold sizeable stakes in both long and short positions in equities, exchange traded funds, and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. At least 75% of the assets are in equity securities or derivatives, and funds in the category will typically have beta values to relevant benchmarks of between 0.3 and 0.8 over a three-year period.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index (Net) is calculated with net dividends reinvested. It is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Russell 1000® Value Index is a measure of the performance for the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth® Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2020 and ending September 30, 2020.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Alpha Opportunity Fund
A-Class	1.73%	5.36%	$ 1,000.00	$ 1,053.60	$ 8.91
C-Class	2.50%	5.00%	1,000.00	1,050.00	12.85
P-Class	1.71%	5.44%	1,000.00	1,054.40	8.81
Institutional Class	1.46%	5.57%	1,000.00	1,055.70	7.52
Large Cap Value Fund
A-Class	1.14%	19.99%	1,000.00	1,199.90	6.29
C-Class	1.89%	19.55%	1,000.00	1,195.50	10.40
P-Class	1.14%	19.99%	1,000.00	1,199.90	6.29
Institutional Class	0.89%	20.17%	1,000.00	1,201.70	4.91
Market Neutral Real Estate Fund
A-Class	1.64%	(2.46%)	1,000.00	975.40	8.12
C-Class	2.39%	(2.86%)	1,000.00	971.40	11.81
P-Class	1.64%	(2.47%)	1,000.00	975.30	8.12
Institutional Class	1.39%	(2.34%)	1,000.00	976.60	6.89
Risk Managed Real Estate Fund
A-Class	1.49%	8.02%	1,000.00	1,080.20	7.77
C-Class	2.21%	7.57%	1,000.00	1,075.70	11.50
P-Class	1.76%	7.97%	1,000.00	1,079.70	9.18
Institutional Class	1.26%	8.15%	1,000.00	1,081.50	6.57
Small Cap Value Fund
A-Class	1.30%	18.02%	1,000.00	1,180.20	7.11
C-Class	2.05%	17.60%	1,000.00	1,176.00	11.18
P-Class	1.30%	18.00%	1,000.00	1,180.00	7.10
Institutional Class	1.05%	18.22%	1,000.00	1,182.20	5.74
StylePlus—Large Core Fund
A-Class	1.19%	34.25%	1,000.00	1,342.50	6.99
C-Class	2.05%	33.70%	1,000.00	1,337.00	12.01
P-Class	1.29%	34.10%	1,000.00	1,341.00	7.57
Institutional Class	0.94%	34.37%	1,000.00	1,343.70	5.52
StylePlus—Mid Growth Fund
A-Class	1.32%	44.41%	1,000.00	1,444.10	8.09
C-Class	2.21%	43.77%	1,000.00	1,437.70	13.51
P-Class	1.40%	44.36%	1,000.00	1,443.60	8.58
Institutional Class	1.12%	44.55%	1,000.00	1,445.50	6.87
World Equity Income Fund
A-Class	1.21%	23.60%	1,000.00	1,236.00	6.78
C-Class	1.96%	23.14%	1,000.00	1,231.40	10.96
P-Class	1.21%	23.62%	1,000.00	1,236.20	6.78
Institutional Class	0.96%	23.84%	1,000.00	1,238.40	5.39

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Alpha Opportunity Fund
A-Class	1.73%	5.00%	$ 1,000.00	$ 1,016.39	$ 8.74
C-Class	2.50%	5.00%	1,000.00	1,012.53	12.61
P-Class	1.71%	5.00%	1,000.00	1,016.50	8.64
Institutional Class	1.46%	5.00%	1,000.00	1,017.75	7.38
Large Cap Value Fund
A-Class	1.14%	5.00%	1,000.00	1,019.35	5.77
C-Class	1.89%	5.00%	1,000.00	1,015.59	9.55
P-Class	1.14%	5.00%	1,000.00	1,019.35	5.77
Institutional Class	0.89%	5.00%	1,000.00	1,020.61	4.51
Market Neutral Real Estate Fund
A-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
C-Class	2.39%	5.00%	1,000.00	1,013.09	12.06
P-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
Institutional Class	1.39%	5.00%	1,000.00	1,018.10	7.03
Risk Managed Real Estate Fund
A-Class	1.49%	5.00%	1,000.00	1,017.60	7.54
C-Class	2.21%	5.00%	1,000.00	1,013.99	11.16
P-Class	1.76%	5.00%	1,000.00	1,016.24	8.90
Institutional Class	1.26%	5.00%	1,000.00	1,018.75	6.38
Small Cap Value Fund
A-Class	1.30%	5.00%	1,000.00	1,018.55	6.58
C-Class	2.05%	5.00%	1,000.00	1,014.79	10.35
P-Class	1.30%	5.00%	1,000.00	1,018.55	6.58
Institutional Class	1.05%	5.00%	1,000.00	1,019.80	5.32
StylePlus—Large Core Fund
A-Class	1.19%	5.00%	1,000.00	1,019.10	6.02
C-Class	2.05%	5.00%	1,000.00	1,014.79	10.35
P-Class	1.29%	5.00%	1,000.00	1,018.60	6.53
Institutional Class	0.94%	5.00%	1,000.00	1,020.36	4.76
StylePlus—Mid Growth Fund
A-Class	1.32%	5.00%	1,000.00	1,018.45	6.68
C-Class	2.21%	5.00%	1,000.00	1,013.99	11.16
P-Class	1.40%	5.00%	1,000.00	1,018.05	7.08
Institutional Class	1.12%	5.00%	1,000.00	1,019.45	5.67
World Equity Income Fund
A-Class	1.21%	5.00%	1,000.00	1,019.00	6.12
C-Class	1.96%	5.00%	1,000.00	1,015.24	9.90
P-Class	1.21%	5.00%	1,000.00	1,019.00	6.12
Institutional Class	0.96%	5.00%	1,000.00	1,020.26	4.86

[1]

This ratio represents annualized net expenses, which may include short dividend and interest expense. Excluding these expenses, the operating expense ratio for the Market Neutral Real Estate Fund would be 1.65%, 2.40%, 1.64% and 1.40% and Risk Managed Real Estate Fund would be 1.23%, 2.05%, 1.30% and 0.96% for the A-Class, C-Class, P-Class and Institutional Class, respectively. Excludes expenses of the underlying funds in which the Funds invest, if any.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2020 to September 30, 2020.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2020

Dear Shareholder:

Guggenheim Alpha Opportunity Fund (the “Fund”) is managed by a team of seasoned professionals, including Samir Sanghani, CFA, Managing Director and Portfolio Manager; Burak Hurmeydan, Ph.D., Director and Portfolio Manager; and Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities, and Portfolio Manager. In the paragraphs below, the team discusses the performance of the Fund for the 12-month period ended September 30, 2020.

For the one year period ended September 30, 2020, Guggenheim Alpha Opportunity Fund returned -2.15%1, compared with the 1.10% return of its benchmark, the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The Fund’s secondary benchmark is the Morningstar Long/Short Equity Category Average. Its return for the 12 months ended September 30, 2020 was -1.00%.

Investment Approach

The Fund is managed as an opportunistic long/short strategy, which employs forward-looking, fundamental analysis to measure the market’s expected return for each stock in the universe. Quantitative techniques are then applied to evaluate market- and company-specific risk factors embedded in each stock and to assess which specific risk factors (such as size, growth, or sectors) are being overvalued or undervalued by the market. Finally, a portfolio is constructed within guidelines that is long the stocks that give the portfolio both the broad risk characteristics and company-specific risks that are perceived to be undervalued and is short stocks for which those characteristics are perceived to be overpriced.

The Fund will ordinarily hold simultaneous long and short positions in equity securities or securities markets that provide exposure up to a level equal to 150% of the Fund’s net assets for both the long and short positions. The Fund intends to maintain a low overall net exposure (the difference between the notional value of long positions and the notional value of short positions), typically varying between 50% net long and 30% net short in order to maintain low correlation to traditional equity markets and lower-than-market volatility, and seek to provide consistent absolute return. The overall net exposure will change as market opportunities change, and may, based on the Fund’s view of current market conditions, be outside this range.

Derivatives in the Fund are used to take short positions as well as long exposure above 100% of NAV (that is, to take leverage).

Performance Review

The Fund’s fiscal year included some incredible historic volatility…a far cry from the super-quiet bull market for the few years prior. In what seems like an eon ago, the year started in the fourth quarter of 2019 with strong returns in assets of all kinds, as several political and macro uncertainties had begun to clear up. The U.S. Federal Reserve (the “Fed”) was cutting short term rates in a “midcycle adjustment” policy. A “Phase 1” trade deal was signed with China that deescalated the trade war. And the UK helped consolidate power for the Prime Minister which clarified the Brexit path forward.

Of course, the Coronavirus Pandemic halted global economies in quick fashion during the first quarter of calendar 2020, and as a result market returns cratered in the worst showing since the 2008 Global Financial Crisis. Industries most impacted by global stay-at-home orders were hit the hardest, including airlines, hotels, cruise lines, and brick-and-mortar apparel retailers. The energy sector endured a double-whammy. On top of a big drop in oil demand to shutdowns, a price war broke out between Russia and Saudi Arabia when they could not agree on the extent of OPEC supply cuts. This led to a collapse in oil prices and even a short stint of negative pricing in the oil futures market. Banks also suffered as investors foresaw big write-offs on loan books due to companies and individuals that were most impacted.

Congress did take action passing the CARES act which provided direct payment to certain U.S. citizens, funding for extended unemployment and small business relief to prevent layoffs. The Fed also was busy announcing an emergency rate cut with a zero lower bound, and massive quantitative easing and emergency lending facilities. These quick actions helped stabilize the markets and provided a backstop to liquidity and credit flow, massively shrinking the “risk premium” across all sorts of fixed income asset classes. That low risk premium spilled into the stock market as investors were ready to invest at ever higher valuations driven by low rates, low credit spreads, the promise of further stimulus, and positive news on vaccines.

At period end, the Fund held about 123% of assets in long securities, and 74% short, for a net-dollar exposure of 49%. The net exposure averaged 35% during the year (ranging between 22% and the current 49%). While the positive net market exposure resulted in contribution to returns simply from the market exposure, the Fund is generally less exposed to the broad market returns than most long/short equity managers. The realized net beta (sensitivity of daily Fund returns to the S&P 500 index) averaged around 0.24 during the year, which is lower than the net dollar exposure, as our shorts generally exhibit a bit higher beta versus the market than the more-defensive long positions.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2020

Long positions (on a standalone unlevered basis) averaged a return of -4.5% for the year, while short positions returned -6.1% on a stand-alone basis. While our short positions performed worse than the long names—as we hope they would—the Fund still ended with a slight negative return for the year since our total weight invested in longs are higher. Notably, those returns compare to the broad S&P 1500 index return of +13.4% during the same timeframe—with the cap weighted benchmark benefitting disproportionately by large technology-oriented megacap names that had astounding performance through the pandemic.

Digging deeper into the attribution for the year, the Fund’s sector positioning had a positive impact of about +7.5%, with key contributors being a net short in REITs with a large net long position in Healthcare. The Fund’s fundamental style tilts were basically a wash. The Fund’s tilts towards value and away from high-growth companies both underperformed; however, a net long position in higher-profitable companies and free cash generators both benefitted from the flight-to-quality trade and offset the drag from the value bias.

Stock selection–after controlling for the style and sector tilts described above–was a huge drag this fiscal year and the chief reason the Fund ended with negative returns. The selection within REITs was the largest example. While our factor positioning correctly led to a net negative exposure to the sector with the ‘right’ fundamental style tilts, our short names did not all participate in the sector returns evenly. A number of ‘covid-resistant’ real estate businesses dramatically outperformed during the period (data centers, warehouses, mobile home parks, biotech offices, etc). The selection effect in that sector alone wiped out about 5% of the otherwise positive factor attribution in the sector.

The portfolio managers are keeping a close eye on the ‘covid risk’ inherent in certain narrow industries that most directly suffer or benefit from the pandemic. This could be called a transient factor, but a little more difficult for traditional quant techniques to identify due to the uniqueness of this risk factor. The goal here is to at least understand the risks of both shutdowns and reopenings, and make sure the portfolio is not inadvertently or overly exposed to this unpredictable economic factor. This process helped the fund considerably during the depths of the pandemic outset. During the couple of weeks when markets were moving 5% plus in a day, a number of our shorts in the most vulnerable industries had massive down moves. As the extent of the shutdowns became clear and the Fed and Congress began to react, we quickly closed many of those profitable shorts to avoid the volatility risk, with concurrent sells on the long side of defensive name winners to maintain the low net exposure. That reaction–mainly driven from a risk management perspective–helped avoid losses during the strong reversal rally in April.

Positioning

The Fund maintains its style bias towards cheaper valuation names, while maintaining a quality bias including higher free cash flow names and stronger profitability bias. However, due to the quite-expensive valuations afforded high growth names, we remain net short growth.

From an industry perspective, the Fund remains net long several defensive sectors with relatively well-priced stocks, including Healthcare, Staples, and Utilities. After being short the Financials sector for a few years, the Fund has closed that out and now remains neutral or slightly long that sector. The largest net short exposures currently are Materials and Real Estate.

Looking forward, we are starting to see some positive indicators for our valuation disciplined approach. Recent polling suggests a Biden presidential victory, with a chance of a Democratic congress–which would certainly lead to some stock market positives (bigger stimulus, more traditional international dealings) as well as some corporate negatives (higher corporate taxes, more regulations on certain industries). The interest rate markets have started pricing this in with higher yields and a steeper yield curve. Underneath the equity market surface, the recent political and medical developments has begun a long-awaited recovery in ‘Value Stocks’. These are generally the companies that need a robust economic environment to deliver earnings increases. Meanwhile, strong secular growth companies (particularly tech names in the cloud or e-commerce sector) have had their prices already marked up at nosebleed valuations and have begun to plateau a bit. Fundamentals in those tech winners have been impressive but stock prices are beginning to waver after pricing in a lot of future potential. The Fund’s style positioning would likely benefit from a steady return to economic growth, higher interest rates, and some of the extreme valuation disparities starting to converge.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2020

ALPHA OPPORTUNITY FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	July 7, 2003
C-Class	July 7, 2003
P-Class	May 1, 2015
Institutional Class	November 7, 2008

Ten Largest Holdings (% of Total Net Assets)
Verizon Communications, Inc.	1.3%
International Business Machines Corp.	1.2%
Allstate Corp.	1.2%
MetLife, Inc.	1.2%
Cerner Corp.	1.1%
Molson Coors Beverage Co. — Class B	1.1%
Cisco Systems, Inc.	1.1%
McKesson Corp.	1.1%
Gentex Corp.	1.1%
Caterpillar, Inc.	1.1%
Top Ten Total	11.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2020

	1 Year	5 Year	10 Year
A-Class Shares	(2.15%)	0.08%	6.64%
A-Class Shares with sales charge‡	(6.80%)	(0.89%)	6.01%
C-Class Shares	(2.97%)	(0.70%)	5.82%
C-Class Shares with CDSC§	(3.94%)	(0.70%)	5.82%
Institutional Class Shares	(1.87%)	0.53%	7.08%
Morningstar Long/Short Equity Category Average	(1.00%)	2.42%	3.83%
S&P 500 Index	15.15%	14.15%	13.74%
S&P 500 Index-Blended**	1.10%	6.16%	9.69%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.10%	1.20%	0.64%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	(2.11%)	0.16%	(0.56%)
Morningstar Long/Short Equity Category Average	(1.00%)	2.42%	1.18%
S&P 500 Index	15.15%	14.15%	11.25%
S&P 500 Index-Blended**	1.10%	6.16%	4.05%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.10%	1.20%	1.11%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, S&P 500 Index and the Morningstar Long/Short Equity Category Average are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

**

Effective March 13, 2017, the Fund changed its principal investment strategy. As a result of the investment strategy change, the Fund’s new benchmark is the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The Fund’s performance was previously compared to the S&P 500 Index. The S&P 500 Index-Blended uses performance data for the S&P 500 Index from 09/30/10 to 03/12/17, and the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill index from 03/13/17 to 09/30/20.

‡

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to February 22, 2011, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS	September 30, 2020
ALPHA OPPORTUNITY FUND

	Shares	Value
COMMON STOCKS† - 100.1%

Consumer, Non-cyclical - 30.7%
Molson Coors Beverage Co. — Class B1	12,005	$402,888
McKesson Corp.	2,668	397,345
General Mills, Inc.[1]	6,280	387,350
Amgen, Inc.[1]	1,467	372,853
Johnson & Johnson[1]	2,487	370,265
Kimberly-Clark Corp.[1]	2,486	367,083
Merck & Company, Inc.	4,364	361,994
Automatic Data Processing, Inc.	2,590	361,279
Campbell Soup Co.	7,041	340,573
Cardinal Health, Inc.[1]	7,244	340,106
Procter & Gamble Co.[1]	2,387	331,769
Colgate-Palmolive Co.	4,211	324,879
Kellogg Co.	4,847	313,068
Altria Group, Inc.	7,855	303,517
Philip Morris International, Inc.	3,952	296,361
JM Smucker Co.[1]	2,565	296,309
Monster Beverage Corp.*	3,271	262,334
Kraft Heinz Co.	8,512	254,934
United Rentals, Inc.*	1,320	230,340
Ingredion, Inc.	2,932	221,894
UnitedHealth Group, Inc.	691	215,433
Eli Lilly & Co.[1]	1,410	208,708
Tyson Foods, Inc. — Class A	3,432	204,135
Gilead Sciences, Inc.	3,186	201,323
Biogen, Inc.*	704	199,711
Church & Dwight Company, Inc.	2,077	194,635
Jazz Pharmaceuticals plc*	1,262	179,949
DaVita, Inc.*	2,039	174,640
United Therapeutics Corp.*	1,711	172,811
John B Sanfilippo & Son, Inc.	2,202	165,987
Pfizer, Inc.[1]	4,381	160,783
Quanta Services, Inc.	3,012	159,214
Mondelez International, Inc. — Class A	2,771	159,194
TreeHouse Foods, Inc.*	3,624	146,881
Rent-A-Center, Inc.	4,883	145,953
Post Holdings, Inc.*	1,437	123,582
Conagra Brands, Inc.	3,454	123,342
CVS Health Corp.	2,090	122,056
Constellation Brands, Inc. — Class A	641	121,476
Molina Healthcare, Inc.*	587	107,445
Illumina, Inc.*	331	102,305
Cigna Corp.	594	100,629
Ionis Pharmaceuticals, Inc.*	2,093	99,313
Anthem, Inc.	365	98,035
Regeneron Pharmaceuticals, Inc.*	175	97,961
Innoviva, Inc.*	9,279	96,966
STERIS plc	534	94,085
Incyte Corp.*,1	1,045	93,778
Prestige Consumer Healthcare, Inc.*	2,574	93,745
Euronet Worldwide, Inc.*	1,029	93,742
Hologic, Inc.*	1,406	93,457
Bristol-Myers Squibb Co.	1,540	92,847
Alexion Pharmaceuticals, Inc.*,1	806	92,231
Hill-Rom Holdings, Inc.	1,101	91,945
Medtronic plc[1]	877	91,138
USANA Health Sciences, Inc.*	1,207	88,895
Alkermes plc*	5,227	86,611
Total Consumer, Non-cyclical		11,432,082

Industrial - 15.0%
Caterpillar, Inc.[1]	2,655	395,993
Hubbell, Inc.	2,888	395,194
Masco Corp.	6,971	384,311
Snap-on, Inc.[1]	2,191	322,362
TE Connectivity Ltd.	3,030	296,152
Waters Corp.*,1	1,254	245,383
AGCO Corp.[1]	3,065	227,637
Vishay Intertechnology, Inc.	14,199	221,078
Lincoln Electric Holdings, Inc.[1]	2,147	197,610
Oshkosh Corp.	2,625	192,938
Illinois Tool Works, Inc.	920	177,753
ITT, Inc.	2,656	156,837
Emerson Electric Co.	2,352	154,221
Timken Co.	2,808	152,250
Lockheed Martin Corp.	380	145,646
Garmin Ltd.	1,531	145,231
Owens Corning	1,918	131,978
Regal Beloit Corp.	1,383	129,822
Terex Corp.	6,598	127,737
Eaton Corporation plc	1,234	125,905
Energizer Holdings, Inc.	3,051	119,416
Acuity Brands, Inc.	1,161	118,828
Schneider National, Inc. — Class B	4,420	109,307
Dover Corp.	891	96,531
Pentair plc	2,080	95,202
Lennox International, Inc.	345	94,050
Agilent Technologies, Inc.	919	92,764
Allegion plc	935	92,481
National Instruments Corp.	2,588	92,392
Westrock Co.	2,649	92,026
Trane Technologies plc	756	91,665
Arrow Electronics, Inc.*	1,131	88,964
A O Smith Corp.	1,680	88,704
Total Industrial		5,598,368

Utilities - 12.5%
Public Service Enterprise Group, Inc.[1]	6,912	379,538
Evergy, Inc.	7,223	367,073
PPL Corp.[1]	13,019	354,247
Exelon Corp.[1]	9,498	339,648
WEC Energy Group, Inc.	2,880	279,072
Dominion Energy, Inc.	3,173	250,445
Consolidated Edison, Inc.	2,966	230,755
Southern Co.	3,992	216,446
Portland General Electric Co.[1]	4,985	176,967
ONE Gas, Inc.	2,564	176,942
NiSource, Inc.	8,032	176,704
Ameren Corp.	2,132	168,599
OGE Energy Corp.[1]	5,486	164,525
NorthWestern Corp.	3,060	148,838
UGI Corp.	4,394	144,914

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
ALPHA OPPORTUNITY FUND

	Shares	Value
Alliant Energy Corp.	2,740	$141,521
CenterPoint Energy, Inc.	7,276	140,791
Entergy Corp.	1,413	139,223
National Fuel Gas Co.	3,285	133,338
IDACORP, Inc.	1,594	127,361
Pinnacle West Capital Corp.[1]	1,629	121,442
Southwest Gas Holdings, Inc.	1,502	94,776
NextEra Energy, Inc.	330	91,595
Avista Corp.	2,668	91,032
Total Utilities		4,655,792

Technology - 11.6%
International Business Machines Corp.	3,763	457,844
Cerner Corp.[1]	5,755	416,029
SS&C Technologies Holdings, Inc.	5,974	361,547
Texas Instruments, Inc.	2,213	315,994
Seagate Technology plc	6,170	303,996
Intel Corp.[1]	5,411	280,182
NetApp, Inc.	6,289	275,710
QUALCOMM, Inc.	2,019	237,596
CDK Global, Inc.	5,338	232,683
KLA Corp.	1,129	218,732
Zebra Technologies Corp. — Class A*	835	210,804
Oracle Corp.[1]	3,086	184,234
Microchip Technology, Inc.	1,222	125,573
Cirrus Logic, Inc.*	1,681	113,383
Synaptics, Inc.*	1,309	105,270
Microsoft Corp.	449	94,438
Teradata Corp.*	4,115	93,411
Applied Materials, Inc.	1,568	93,218
HP, Inc.	4,842	91,949
Kulicke & Soffa Industries, Inc.	3,910	87,584
Total Technology		4,300,177

Financial - 10.8%
Allstate Corp.	4,776	449,613
MetLife, Inc.	12,084	449,162
Equity Residential REIT	7,311	375,274
Highwoods Properties, Inc. REIT	8,592	288,433
Boston Properties, Inc. REIT	3,555	285,466
Western Union Co.	10,127	217,022
Travelers Companies, Inc.	1,905	206,102
Piedmont Office Realty Trust, Inc. — Class A REIT	14,591	198,000
Kennedy-Wilson Holdings, Inc.	12,332	179,061
Hartford Financial Services Group, Inc.	4,834	178,181
CBRE Group, Inc. — Class A*	3,450	162,046
Berkshire Hathaway, Inc. — Class B*	708	150,762
Ameriprise Financial, Inc.	909	140,086
Aflac, Inc.	3,787	137,657
JPMorgan Chase & Co.	1,283	123,514
Waddell & Reed Financial, Inc. — Class A	7,454	110,692
Synchrony Financial	3,666	95,939
PNC Financial Services Group, Inc.	854	93,863
Bank of America Corp.	3,775	90,940
M&T Bank Corp.	795	73,212
Total Financial		4,005,025

Consumer, Cyclical - 10.0%
Gentex Corp.	15,411	396,833
Best Buy Company, Inc.	3,332	370,818
Autoliv, Inc.	5,071	369,575
Cummins, Inc.	1,733	365,940
Allison Transmission Holdings, Inc.	7,701	270,613
PACCAR, Inc.	2,942	250,894
Gentherm, Inc.*	5,981	244,623
Dolby Laboratories, Inc. — Class A	3,231	214,151
Genuine Parts Co.	2,095	199,381
Whirlpool Corp.	968	178,005
PulteGroup, Inc.	3,821	176,874
Lear Corp.	1,386	151,143
General Motors Co.	4,110	121,615
Brunswick Corp.[1]	1,950	114,875
Hanesbrands, Inc.	7,180	113,085
MSC Industrial Direct Company, Inc. — Class A	1,455	92,073
Mohawk Industries, Inc.*	924	90,173
Total Consumer, Cyclical		3,720,671

Communications - 9.3%
Verizon Communications, Inc.[1]	7,929	471,696
Cisco Systems, Inc.	10,191	401,423
Viavi Solutions, Inc.*	30,900	362,457
T-Mobile US, Inc.*	2,734	312,660
Juniper Networks, Inc.[1]	14,315	307,773
Omnicom Group, Inc.[1]	5,524	273,438
AT&T, Inc.[1]	8,652	246,669
Motorola Solutions, Inc.	1,166	182,840
eBay, Inc.	3,102	161,614
VeriSign, Inc.*	744	152,409
Ciena Corp.*	3,639	144,432
Alphabet, Inc. — Class C*	83	121,977
Comcast Corp. — Class A1	2,633	121,802
Sirius XM Holdings, Inc.	20,010	107,254
Yelp, Inc. — Class A*	3,770	75,739
Total Communications		3,444,183

Basic Materials - 0.2%
Domtar Corp.	3,380	88,793

Total Common Stocks
(Cost $37,781,941)		37,245,091

MONEY MARKET FUND† - 3.4%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares, 0.00%[2]	1,272,068	1,272,068
Total Money Market Fund
(Cost $1,272,068)		1,272,068

Total Investments - 103.5%
(Cost $39,054,009)		$38,517,159
Other Assets & Liabilities, net - (3.5)%		(1,313,484)
Total Net Assets - 100.0%		$37,203,675

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
ALPHA OPPORTUNITY FUND

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Depreciation
OTC Custom Basket Swap Agreements††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	0.49% (Federal Funds Rate + 0.40%)	At Maturity	02/01/24	$4,081,926	$(13,528)
Goldman Sachs International	GS Equity Custom Basket	0.54% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	4,081,931	(20,592)
					$8,163,857	$(34,120)
OTC Custom Basket Swap Agreements Sold Short††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	(0.21)% (Federal Funds Rate - 0.30%)	At Maturity	02/01/24	$13,800,213	$(511,051)
Goldman Sachs International	GS Equity Custom Basket	(0.11)% (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	13,447,711	(461,002)
					$27,247,924	$(972,053)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY LONG CUSTOM BASKET
Utilities
WEC Energy Group, Inc.	316	0.76%	$964
Ameren Corp.	234	0.45%	695
Dominion Energy, Inc.	348	0.67%	694
UGI Corp.	482	0.39%	336
CenterPoint Energy, Inc.	798	0.38%	211
NextEra Energy, Inc.	36	0.24%	40
Southern Co.	438	0.58%	(258)
OGE Energy Corp.	602	0.44%	(425)
Public Service Enterprise Group, Inc.	758	1.02%	(527)
Entergy Corp.	155	0.37%	(608)
Pinnacle West Capital Corp.	178	0.33%	(779)
Alliant Energy Corp.	300	0.38%	(942)
Consolidated Edison, Inc.	325	0.62%	(945)
National Fuel Gas Co.	360	0.36%	(1,575)
Southwest Gas Holdings, Inc.	164	0.25%	(1,868)
IDACORP, Inc.	174	0.34%	(1,913)
Avista Corp.	292	0.24%	(2,111)
NiSource, Inc.	881	0.47%	(2,382)
NorthWestern Corp.	335	0.40%	(2,494)
ONE Gas, Inc.	281	0.48%	(3,186)
PPL Corp.	1,428	0.95%	(3,204)
Evergy, Inc.	792	0.99%	(5,307)
Exelon Corp.	1,042	0.91%	(5,750)
Portland General Electric Co.	547	0.48%	(6,714)
Total Utilities			(38,048)

Industrial
Caterpillar, Inc.	291	1.06%	8,009
Snap-on, Inc.	240	0.87%	5,916
Owens Corning	210	0.35%	4,507
TE Connectivity Ltd.	332	0.79%	3,428
Regal Beloit Corp.	151	0.35%	2,892
Westrock Co.	290	0.25%	2,870
Schneider National, Inc. — Class B	485	0.29%	1,989
Garmin Ltd.	168	0.39%	1,630
Lincoln Electric Holdings, Inc.	235	0.53%	1,569
Timken Co.	308	0.41%	1,411
Illinois Tool Works, Inc.	100	0.47%	772
A O Smith Corp.	184	0.24%	769
Eaton Corporation plc	135	0.34%	674
AGCO Corp.	336	0.61%	496
Arrow Electronics, Inc.	124	0.24%	486
Acuity Brands, Inc.	127	0.32%	345
Agilent Technologies, Inc.	100	0.25%	279
Lennox International, Inc.	37	0.25%	233
Allegion plc	102	0.25%	147
Hubbell, Inc.	316	1.06%	101
Trane Technologies plc	83	0.25%	26
Pentair plc	228	0.26%	(8)
Dover Corp.	97	0.26%	(22)
Lockheed Martin Corp.	41	0.38%	(62)
Energizer Holdings, Inc.	334	0.32%	(138)
Vishay Intertechnology, Inc.	1,558	0.59%	(192)
National Instruments Corp.	284	0.25%	(266)

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
ITT, Inc.	291	0.42%	$(274)
Oshkosh Corp.	288	0.52%	(497)
Masco Corp.	765	1.03%	(1,117)
Emerson Electric Co.	258	0.41%	(1,993)
Waters Corp.	137	0.66%	(2,358)
Terex Corp.	724	0.34%	(5,108)
Total Industrial			26,514

Technology
QUALCOMM, Inc.	221	0.64%	8,110
Texas Instruments, Inc.	242	0.85%	4,248
Synaptics, Inc.	143	0.28%	2,865
CDK Global, Inc.	585	0.62%	2,841
Oracle Corp.	338	0.49%	2,212
HP, Inc.	531	0.25%	1,809
Cerner Corp.	631	1.12%	1,437
NetApp, Inc.	690	0.74%	1,169
Applied Materials, Inc.	172	0.25%	1,147
KLA Corp.	123	0.58%	745
Cirrus Logic, Inc.	184	0.30%	705
Microchip Technology, Inc.	134	0.34%	436
Microsoft Corp.	49	0.25%	296
SS&C Technologies Holdings, Inc.	655	0.97%	(138)
Zebra Technologies Corp. — Class A	91	0.56%	(682)
Kulicke & Soffa Industries, Inc.	429	0.24%	(853)
Seagate Technology plc	677	0.82%	(1,267)
Teradata Corp.	451	0.25%	(1,280)
International Business Machines Corp.	413	1.23%	(1,800)
Intel Corp.	593	0.75%	(2,437)
Total Technology			19,563

Consumer, Non-cyclical
Amgen, Inc.	161	1.00%	8,147
McKesson Corp.	292	1.07%	6,414
Rent-A-Center, Inc.	536	0.39%	5,116
United Rentals, Inc.	144	0.62%	4,859
Johnson & Johnson	273	1.00%	3,805
Procter & Gamble Co.	262	0.89%	3,318
Eli Lilly & Co.	154	0.56%	2,701
Kellogg Co.	532	0.84%	2,061
Jazz Pharmaceuticals plc	138	0.48%	2,022
Kimberly-Clark Corp.	272	0.98%	1,985
Automatic Data Processing, Inc.	284	0.97%	1,752
Colgate-Palmolive Co.	462	0.87%	1,397
Medtronic plc	96	0.24%	1,311
STERIS plc	58	0.25%	1,283
UnitedHealth Group, Inc.	75	0.57%	1,253
Mondelez International, Inc. — Class A	304	0.43%	1,191
CVS Health Corp.	229	0.33%	1,091
Alexion Pharmaceuticals, Inc.	88	0.25%	1,075
Monster Beverage Corp.	359	0.71%	1,060
Merck & Company, Inc.	479	0.97%	776
Pfizer, Inc.	480	0.43%	726
Anthem, Inc.	40	0.26%	724
JM Smucker Co.	281	0.80%	532
General Mills, Inc.	689	1.04%	487
Conagra Brands, Inc.	379	0.33%	439
Molina Healthcare, Inc.	64	0.29%	427
Prestige Consumer Healthcare, Inc.	282	0.25%	398
Cigna Corp.	65	0.27%	397
DaVita, Inc.	223	0.47%	269
Quanta Services, Inc.	330	0.43%	200
Constellation Brands, Inc. — Class A	70	0.32%	79
Church & Dwight Company, Inc.	228	0.52%	67
USANA Health Sciences, Inc.	132	0.24%	(142)
Bristol-Myers Squibb Co.	169	0.25%	(144)
Hologic, Inc.	154	0.25%	(256)
Regeneron Pharmaceuticals, Inc.	19	0.26%	(281)
Campbell Soup Co.	772	0.91%	(327)
Philip Morris International, Inc.	433	0.80%	(389)
Illumina, Inc.	36	0.27%	(683)
Post Holdings, Inc.	157	0.33%	(832)
Euronet Worldwide, Inc.	112	0.25%	(881)
Incyte Corp.	114	0.25%	(1,031)
Hill-Rom Holdings, Inc.	120	0.25%	(1,084)
Tyson Foods, Inc. — Class A	376	0.55%	(1,164)
Alkermes plc	573	0.23%	(1,198)
Kraft Heinz Co.	934	0.69%	(1,484)
Ionis Pharmaceuticals, Inc.	229	0.27%	(1,616)
United Therapeutics Corp.	187	0.46%	(1,727)
Altria Group, Inc.	862	0.82%	(1,741)
Innoviva, Inc.	1,018	0.26%	(1,743)
TreeHouse Foods, Inc.	397	0.39%	(1,798)
Cardinal Health, Inc.	1,118	1.29%	(2,052)
Biogen, Inc.	77	0.54%	(2,139)
John B Sanfilippo & Son, Inc.	241	0.45%	(2,379)
Gilead Sciences, Inc.	349	0.54%	(3,477)
Ingredion, Inc.	321	0.60%	(3,552)
Molson Coors Beverage Co. — Class B	1,317	1.08%	(13,745)
Total Consumer, Non-cyclical			11,497

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Communications
Verizon Communications, Inc.	688	1.00%	$3,679
Alphabet, Inc. — Class C	9	0.32%	2,862
Comcast Corp. — Class A	289	0.33%	2,452
T-Mobile US, Inc.	300	0.84%	1,218
eBay, Inc.	340	0.43%	289
VeriSign, Inc.	81	0.41%	263
Motorola Solutions, Inc.	128	0.49%	191
Viavi Solutions, Inc.	3,391	0.97%	(633)
Juniper Networks, Inc.	1,571	0.83%	(1,459)
Sirius XM Holdings, Inc.	2,196	0.29%	(1,604)
Cisco Systems, Inc.	1,118	1.08%	(1,985)
Ciena Corp.	399	0.39%	(2,372)
Yelp, Inc. — Class A	413	0.20%	(2,697)
Omnicom Group, Inc.	606	0.73%	(6,973)
AT&T, Inc.	857	0.60%	(7,326)
Total Communications			(14,095)

Consumer, Cyclical
Cummins, Inc.	190	0.98%	8,926
Autoliv, Inc.	556	0.99%	7,218
Hanesbrands, Inc.	788	0.30%	5,128
Whirlpool Corp.	106	0.48%	3,552
Gentherm, Inc.	656	0.66%	3,138
Lear Corp.	152	0.41%	2,481
Best Buy Company, Inc.	365	1.00%	997
PulteGroup, Inc.	419	0.48%	793
Brunswick Corp.	214	0.31%	231
PACCAR, Inc.	323	0.67%	201
Dolby Laboratories, Inc. — Class A	354	0.57%	138
Genuine Parts Co.	229	0.53%	(110)
MSC Industrial Direct Company, Inc. — Class A	159	0.25%	(451)
Gentex Corp.	1,691	1.07%	(1,012)
Mohawk Industries, Inc.	101	0.24%	(1,798)
General Motors Co.	451	0.33%	(2,239)
Allison Transmission Holdings, Inc.	845	0.73%	(4,795)
Total Consumer, Cyclical			22,398

Financial
Waddell & Reed Financial, Inc. — Class A	818	0.30%	1,764
CBRE Group, Inc. — Class A	378	0.43%	1,079
Western Union Co.	1,111	0.58%	791
PNC Financial Services Group, Inc.	93	0.25%	439
Synchrony Financial	402	0.26%	231
Aflac, Inc.	415	0.37%	63
Berkshire Hathaway, Inc. — Class B	77	0.40%	37
JPMorgan Chase & Co.	140	0.33%	(107)
Ameriprise Financial, Inc.	99	0.37%	(556)
M&T Bank Corp.	87	0.20%	(1,132)
Bank of America Corp.	414	0.24%	(1,291)
Hartford Financial Services Group, Inc.	530	0.48%	(1,363)
Allstate Corp.	524	1.21%	(2,432)
Travelers Companies, Inc.	209	0.55%	(2,702)
MetLife, Inc.	1,326	1.21%	(3,685)
Kennedy-Wilson Holdings, Inc.	1,353	0.48%	(5,429)
Piedmont Office Realty Trust, Inc. — Class A	1,601	0.53%	(5,516)
Highwoods Properties, Inc.	943	0.78%	(6,327)
Boston Properties, Inc.	390	0.77%	(6,403)
Equity Residential	803	1.01%	(8,085)
Total Financial			(40,624)

Basic Materials
Domtar Corp.	371	0.24%	(733)
Total MS Equity Long Custom Basket			$(13,528)

MS EQUITY SHORT CUSTOM BASKET
Financial
UDR, Inc.	3,300	(0.77)%	$49,544
Kilroy Realty Corp.	2,279	(0.86)%	31,661
Acadia Realty Trust	5,567	(0.42)%	28,751
Valley National Bancorp	8,240	(0.41)%	25,907
JBG SMITH Properties	3,879	(0.75)%	25,243
First Midwest Bancorp, Inc.	5,417	(0.42)%	24,707
Realty Income Corp.	3,144	(1.38)%	24,448
Fulton Financial Corp.	7,988	(0.54)%	18,909
Brookline Bancorp, Inc.	9,797	(0.61)%	18,555
Alleghany Corp.	398	(1.50)%	17,868
Southside Bancshares, Inc.	3,063	(0.54)%	16,457
First Financial Bankshares, Inc.	3,281	(0.66)%	16,267
Medical Properties Trust, Inc.	6,721	(0.86)%	12,576
Global Net Lease, Inc.	4,955	(0.57)%	11,876
Agree Realty Corp.	4,368	(2.01)%	8,652
Loews Corp.	2,255	(0.57)%	8,317
TFS Financial Corp.	4,537	(0.48)%	7,040
Healthpeak Properties, Inc.	3,203	(0.63)%	4,469
Americold Realty Trust	2,138	(0.55)%	4,109
QTS Realty Trust, Inc. — Class A	1,461	(0.67)%	2,368
CyrusOne, Inc.	1,155	(0.59)%	2,042
Rayonier, Inc.	2,706	(0.52)%	(1,152)
Prologis, Inc.	1,313	(0.96)%	(3,756)

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
American Tower Corp. — Class A	230	(0.40)%	$(4,013)
Alexandria Real Estate Equities, Inc.	862	(1.00)%	(4,641)
Healthcare Trust of America, Inc. — Class A	4,360	(0.82)%	(5,047)
James River Group Holdings Ltd.	1,871	(0.60)%	(5,335)
First Republic Bank	1,232	(0.97)%	(8,825)
EastGroup Properties, Inc.	830	(0.78)%	(9,946)
STAG Industrial, Inc.	2,373	(0.52)%	(10,338)
Crown Castle International Corp.	602	(0.73)%	(14,200)
SBA Communications Corp.	178	(0.41)%	(18,909)
Goldman Sachs Group, Inc.	1,754	(2.55)%	(19,548)
Sun Communities, Inc.	1,127	(1.15)%	(23,810)
Equinix, Inc.	125	(0.69)%	(24,372)
Terreno Realty Corp.	2,356	(0.93)%	(31,838)
Rexford Industrial Realty, Inc.	4,174	(1.38)%	(35,321)
Total Financial			138,715

Basic Materials
Ashland Global Holdings, Inc.	1,708	(0.88)%	3,553
Axalta Coating Systems Ltd.	2,422	(0.39)%	318
United States Steel Corp.	12,515	(0.67)%	(541)
Nucor Corp.	2,379	(0.77)%	(1,035)
Newmont Corp.	1,194	(0.55)%	(2,413)
PPG Industries, Inc.	618	(0.55)%	(5,464)
Ecolab, Inc.	278	(0.40)%	(6,157)
Celanese Corp. — Class A	1,173	(0.91)%	(8,554)
Balchem Corp.	2,046	(1.45)%	(9,782)
Linde plc	1,010	(1.74)%	(29,165)
RPM International, Inc.	2,617	(1.57)%	(31,848)
Albemarle Corp.	1,560	(1.01)%	(35,385)
Freeport-McMoRan, Inc.	6,273	(0.71)%	(40,101)
Quaker Chemical Corp.	1,069	(1.39)%	(46,128)
Air Products & Chemicals, Inc.	826	(1.78)%	(50,202)
Total Basic Materials			(262,904)

Technology
Appfolio, Inc. — Class A	259	(0.27)%	1,155
Varonis Systems, Inc.	747	(0.62)%	(325)
Tyler Technologies, Inc.	135	(0.34)%	(664)
Atlassian Corporation plc — Class A	253	(0.33)%	(1,893)
Pegasystems, Inc.	651	(0.57)%	(2,110)
Splunk, Inc.	440	(0.60)%	(3,420)
Smartsheet, Inc. — Class A	753	(0.27)%	(3,821)
Fiserv, Inc.	2,115	(1.58)%	(5,586)
NVIDIA Corp.	110	(0.43)%	(8,714)
Coupa Software, Inc.	137	(0.27)%	(9,036)
Workiva, Inc.	648	(0.26)%	(9,455)
Veeva Systems, Inc. — Class A	136	(0.28)%	(12,353)
Zscaler, Inc.	332	(0.34)%	(21,405)
HubSpot, Inc.	190	(0.40)%	(21,511)
Fidelity National Information Services, Inc.	1,515	(1.62)%	(27,012)
salesforce.com, Inc.	564	(1.03)%	(27,959)
Total Technology			(154,109)

Consumer, Non-cyclical
IHS Markit Ltd.	1,959	(1.11)%	5,609
Equifax, Inc.	1,197	(1.36)%	2,627
DexCom, Inc.	94	(0.28)%	2,620
WD-40 Co.	289	(0.40)%	1,613
Cooper Companies, Inc.	316	(0.77)%	(444)
CoStar Group, Inc.	135	(0.83)%	(2,214)
Rollins, Inc.	2,257	(0.89)%	(3,700)
Estee Lauder Companies, Inc. — Class A	263	(0.42)%	(5,063)
Avery Dennison Corp.	590	(0.55)%	(11,291)
Verisk Analytics, Inc. — Class A	1,229	(1.65)%	(14,506)
Avalara, Inc.	368	(0.34)%	(18,817)
Global Payments, Inc.	1,238	(1.59)%	(21,535)
PayPal Holdings, Inc.	463	(0.66)%	(30,563)
Total Consumer, Non-cyclical			(95,664)

Consumer, Cyclical
JetBlue Airways Corp.	6,260	(0.51)%	2,598
Five Below, Inc.	432	(0.40)%	925
Hilton Worldwide Holdings, Inc.	1,076	(0.67)%	208
TJX Companies, Inc.	2,449	(0.99)%	(583)
Delta Air Lines, Inc.	2,409	(0.53)%	(731)
Planet Fitness, Inc. — Class A	616	(0.28)%	(967)
Live Nation Entertainment, Inc.	1,736	(0.68)%	(3,233)
Ross Stores, Inc.	1,653	(1.12)%	(5,991)
Southwest Airlines Co.	1,913	(0.52)%	(8,897)
Copart, Inc.	1,402	(1.07)%	(10,549)
Burlington Stores, Inc.	551	(0.82)%	(11,143)
Scotts Miracle-Gro Co. — Class A	596	(0.66)%	(18,393)
Starbucks Corp.	2,232	(1.39)%	(23,202)
NIKE, Inc. — Class B	1,044	(0.95)%	(26,440)
Total Consumer, Cyclical			(106,398)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Communications
Zendesk, Inc.	819	(0.61)%	$(1,751)
Snap, Inc. — Class A	2,863	(0.54)%	(2,118)
Liberty Broadband Corp. — Class C	1,658	(1.72)%	(12,414)
Q2 Holdings, Inc.	950	(0.63)%	(14,160)
Okta, Inc.	218	(0.34)%	(14,490)
Anaplan, Inc.	896	(0.41)%	(20,389)
Total Communications			(65,322)

Industrial
Exponent, Inc.	1,940	(1.01)%	9,807
US Ecology, Inc.	1,726	(0.41)%	8,383
AptarGroup, Inc.	791	(0.65)%	2,109
Waste Management, Inc.	921	(0.76)%	(317)
Ingersoll Rand, Inc.	2,039	(0.53)%	(322)
TransDigm Group, Inc.	148	(0.51)%	(1,273)
HEICO Corp.	518	(0.39)%	(2,383)
ESCO Technologies, Inc.	821	(0.48)%	(3,120)
Crown Holdings, Inc.	918	(0.51)%	(4,821)
Silgan Holdings, Inc.	1,565	(0.42)%	(5,899)
Martin Marietta Materials, Inc.	380	(0.65)%	(12,591)
Eagle Materials, Inc.	1,193	(0.75)%	(14,041)
Tetra Tech, Inc.	1,613	(1.12)%	(15,640)
Casella Waste Systems, Inc. — Class A	2,329	(0.94)%	(19,722)
Vulcan Materials Co.	900	(0.88)%	(21,140)
Ball Corp.	1,759	(1.06)%	(21,684)
Total Industrial			(102,654)

Utilities
California Water Service Group	2,581	(0.81)%	21,959
American States Water Co.	508	(0.28)%	8,973
American Water Works Company, Inc.	392	(0.41)%	(2,911)
Total Utilities			28,021

Energy
Phillips 66	3,349	(1.26)%	42,239
National Oilwell Varco, Inc.	7,411	(0.49)%	17,702
Devon Energy Corp.	18,175	(1.25)%	13,620
Hess Corp.	2,525	(0.75)%	11,896
Concho Resources, Inc.	1,613	(0.52)%	10,167
EOG Resources, Inc.	3,392	(0.88)%	5,699
Schlumberger Ltd.	4,943	(0.56)%	3,866
Williams Companies, Inc.	3,915	(0.56)%	3,337
ConocoPhillips	3,204	(0.76)%	1,828
Parsley Energy, Inc. — Class A	7,746	(0.53)%	(1,090)
Total Energy			109,264
Total MS Equity Short Custom Basket			$(511,051)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
GS EQUITY LONG CUSTOM BASKET
Communications
Alphabet, Inc. — Class C	9	0.33%	$2,865
Comcast Corp. — Class A	289	0.33%	2,451
Verizon Communications, Inc.	688	1.00%	1,830
T-Mobile US, Inc.	300	0.84%	1,241
VeriSign, Inc.	81	0.41%	276
eBay, Inc.	340	0.43%	238
Motorola Solutions, Inc.	128	0.49%	228
Viavi Solutions, Inc.	3,391	0.97%	(886)
Juniper Networks, Inc.	1,571	0.83%	(1,388)
Sirius XM Holdings, Inc.	2,196	0.29%	(1,625)
Cisco Systems, Inc.	1,118	1.08%	(1,982)
Ciena Corp.	399	0.39%	(2,359)
Yelp, Inc. — Class A	413	0.20%	(2,608)
AT&T, Inc.	857	0.60%	(7,391)
Omnicom Group, Inc.	606	0.73%	(8,425)
Total Communications			(17,535)

Industrial
Caterpillar, Inc.	291	1.06%	8,044
Snap-on, Inc.	240	0.87%	5,820
Owens Corning	210	0.35%	4,504
TE Connectivity Ltd.	332	0.79%	3,426
Schneider National, Inc. — Class B	485	0.29%	3,236
Westrock Co.	290	0.25%	2,883
Regal Beloit Corp.	151	0.35%	2,841
Garmin Ltd.	168	0.39%	1,594
Lincoln Electric Holdings, Inc.	235	0.53%	1,543
Timken Co.	308	0.41%	1,416
A O Smith Corp.	184	0.24%	764
Illinois Tool Works, Inc.	100	0.47%	751
Eaton Corporation plc	135	0.34%	663
AGCO Corp.	336	0.61%	500
Arrow Electronics, Inc.	124	0.24%	433
Acuity Brands, Inc.	127	0.32%	375
Agilent Technologies, Inc.	100	0.25%	312
Lennox International, Inc.	37	0.25%	246
Allegion plc	102	0.25%	199
Hubbell, Inc.	316	1.06%	103
Trane Technologies plc	83	0.25%	56
Dover Corp.	97	0.26%	(1)
Pentair plc	228	0.26%	(4)
Lockheed Martin Corp.	41	0.38%	(91)
Energizer Holdings, Inc.	334	0.32%	(140)
Vishay Intertechnology, Inc.	1,558	0.59%	(237)
ITT, Inc.	291	0.42%	(247)
National Instruments Corp.	284	0.25%	(261)
Oshkosh Corp.	288	0.52%	(937)

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Waters Corp.	137	0.66%	$(1,018)
Masco Corp.	765	1.03%	(1,123)
Emerson Electric Co.	258	0.41%	(2,026)
Terex Corp.	724	0.34%	(5,099)
Total Industrial			28,525

Financial
Waddell & Reed Financial, Inc. — Class A	818	0.30%	1,782
CBRE Group, Inc. — Class A	378	0.43%	1,035
Western Union Co.	1,111	0.58%	775
PNC Financial Services Group, Inc.	93	0.25%	431
Synchrony Financial	402	0.26%	224
Aflac, Inc.	415	0.37%	41
Berkshire Hathaway, Inc. — Class B	77	0.40%	31
JPMorgan Chase & Co.	140	0.33%	(160)
Ameriprise Financial, Inc.	99	0.37%	(569)
M&T Bank Corp.	87	0.20%	(1,074)
Bank of America Corp.	414	0.24%	(1,333)
Hartford Financial Services Group, Inc.	530	0.48%	(1,363)
Allstate Corp.	524	1.21%	(2,427)
Travelers Companies, Inc.	209	0.55%	(2,730)
MetLife, Inc.	1,326	1.21%	(3,638)
Kennedy-Wilson Holdings, Inc.	1,353	0.48%	(5,394)
Piedmont Office Realty Trust, Inc. — Class A	1,601	0.53%	(5,413)
Highwoods Properties, Inc.	943	0.78%	(6,357)
Boston Properties, Inc.	390	0.77%	(6,440)
Equity Residential	803	1.01%	(8,087)
Total Financial			(40,666)

Utilities
WEC Energy Group, Inc.	316	0.75%	960
Dominion Energy, Inc.	348	0.67%	706
Ameren Corp.	234	0.45%	696
UGI Corp.	482	0.39%	338
CenterPoint Energy, Inc.	798	0.38%	218
NextEra Energy, Inc.	36	0.24%	51
OGE Energy Corp.	602	0.44%	(440)
Southern Co.	438	0.58%	(473)
Public Service Enterprise Group, Inc.	758	1.02%	(530)
Entergy Corp.	155	0.37%	(631)
Pinnacle West Capital Corp.	178	0.33%	(789)
Consolidated Edison, Inc.	325	0.62%	(948)
Alliant Energy Corp.	300	0.38%	(957)
National Fuel Gas Co.	360	0.36%	(1,547)
Southwest Gas Holdings, Inc.	164	0.25%	(1,842)
IDACORP, Inc.	174	0.34%	(1,909)
Avista Corp.	292	0.24%	(2,089)
NiSource, Inc.	881	0.47%	(2,368)
NorthWestern Corp.	335	0.40%	(2,480)
PPL Corp.	1,428	0.95%	(2,782)
ONE Gas, Inc.	281	0.48%	(3,115)
Evergy, Inc.	792	0.99%	(5,320)
Exelon Corp.	1,042	0.91%	(5,713)
Portland General Electric Co.	547	0.48%	(8,762)
Total Utilities			(39,726)

Technology
QUALCOMM, Inc.	221	0.64%	8,090
Texas Instruments, Inc.	242	0.85%	4,201
Synaptics, Inc.	143	0.28%	2,925
CDK Global, Inc.	585	0.62%	2,854
Oracle Corp.	338	0.49%	1,967
HP, Inc.	531	0.25%	1,831
Cerner Corp.	631	1.12%	1,432
NetApp, Inc.	690	0.74%	1,184
Applied Materials, Inc.	172	0.25%	1,160
Cirrus Logic, Inc.	184	0.30%	753
KLA Corp.	123	0.58%	711
Microchip Technology, Inc.	134	0.34%	440
Microsoft Corp.	49	0.25%	300
SS&C Technologies Holdings, Inc.	655	0.97%	(142)
Zebra Technologies Corp. — Class A	91	0.56%	(722)
Kulicke & Soffa Industries, Inc.	429	0.24%	(815)
Teradata Corp.	451	0.25%	(1,209)
Seagate Technology plc	677	0.82%	(1,255)
International Business Machines Corp.	413	1.23%	(1,927)
Intel Corp.	593	0.75%	(2,410)
Total Technology			19,368

Basic Materials
Domtar Corp.	371	0.24%	(516)

Consumer, Cyclical
Cummins, Inc.	190	0.98%	8,842
Autoliv, Inc.	556	0.99%	5,956
Hanesbrands, Inc.	788	0.30%	5,111
Whirlpool Corp.	106	0.48%	3,516
Gentherm, Inc.	656	0.66%	3,203
Lear Corp.	152	0.41%	2,504
Best Buy Company, Inc.	365	1.00%	953
PulteGroup, Inc.	419	0.48%	790
Brunswick Corp.	214	0.31%	218

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
PACCAR, Inc.	323	0.67%	$173
Dolby Laboratories, Inc. — Class A	354	0.57%	148
Genuine Parts Co.	229	0.53%	(78)
MSC Industrial Direct Company, Inc. — Class A	159	0.25%	(459)
Gentex Corp.	1,691	1.07%	(991)
Mohawk Industries, Inc.	101	0.24%	(1,810)
General Motors Co.	451	0.33%	(2,292)
Allison Transmission Holdings, Inc.	845	0.73%	(4,364)
Total Consumer, Cyclical			21,420

Consumer, Non-cyclical
Amgen, Inc.	161	1.00%	9,562
Rent-A-Center, Inc.	536	0.39%	5,120
United Rentals, Inc.	144	0.62%	4,854
Johnson & Johnson	273	1.00%	3,783
Procter & Gamble Co.	262	0.89%	3,344
McKesson Corp.	292	1.07%	3,107
Eli Lilly & Co.	154	0.56%	2,690
Jazz Pharmaceuticals plc	138	0.48%	2,087
Kimberly-Clark Corp.	272	0.98%	1,982
Kellogg Co.	532	0.84%	1,915
Automatic Data Processing, Inc.	284	0.97%	1,773
Colgate-Palmolive Co.	462	0.87%	1,335
STERIS plc	58	0.25%	1,295
UnitedHealth Group, Inc.	75	0.57%	1,252
Mondelez International, Inc. — Class A	304	0.43%	1,170
Alexion Pharmaceuticals, Inc.	88	0.25%	1,075
Monster Beverage Corp.	359	0.71%	1,074
CVS Health Corp.	229	0.33%	902
Merck & Company, Inc.	479	0.97%	749
Anthem, Inc.	40	0.26%	736
Medtronic plc	96	0.24%	611
JM Smucker Co.	281	0.80%	505
Cigna Corp.	65	0.27%	461
Conagra Brands, Inc.	379	0.33%	444
General Mills, Inc.	689	1.04%	443
Molina Healthcare, Inc.	64	0.29%	420
Prestige Consumer Healthcare, Inc.	282	0.25%	387
DaVita, Inc.	223	0.47%	297
Quanta Services, Inc.	330	0.43%	159
Constellation Brands, Inc. — Class A	70	0.32%	91
Pfizer, Inc.	480	0.43%	84
Church & Dwight Company, Inc.	228	0.52%	72
Bristol-Myers Squibb Co.	169	0.25%	(110)
Regeneron Pharmaceuticals, Inc.	19	0.26%	(122)
USANA Health Sciences, Inc.	132	0.24%	(152)
Hologic, Inc.	154	0.25%	(202)
Campbell Soup Co.	772	0.91%	(345)
Illumina, Inc.	36	0.27%	(824)
Post Holdings, Inc.	157	0.33%	(872)
Euronet Worldwide, Inc.	112	0.25%	(886)
Philip Morris International, Inc.	433	0.80%	(920)
Incyte Corp.	114	0.25%	(1,045)
Hill-Rom Holdings, Inc.	120	0.25%	(1,081)
Alkermes plc	573	0.23%	(1,192)
Tyson Foods, Inc. — Class A	376	0.55%	(1,214)
Kraft Heinz Co.	934	0.69%	(1,530)
Ionis Pharmaceuticals, Inc.	229	0.27%	(1,590)
United Therapeutics Corp.	187	0.46%	(1,672)
Altria Group, Inc.	862	0.82%	(1,785)
TreeHouse Foods, Inc.	397	0.39%	(1,806)
Innoviva, Inc.	1,018	0.26%	(1,857)
Cardinal Health, Inc.	1,118	1.29%	(1,945)
Biogen, Inc.	77	0.54%	(2,076)
John B Sanfilippo & Son, Inc.	241	0.45%	(2,324)
Ingredion, Inc.	321	0.60%	(2,447)
Gilead Sciences, Inc.	349	0.54%	(3,478)
Molson Coors Beverage Co. — Class B	1,317	1.08%	(13,766)
Total Consumer, Non-cyclical			8,538
Total GS Equity Long Custom Basket			$(20,592)

GS EQUITY SHORT CUSTOM BASKET
Financial
UDR, Inc.	3,300	(0.78)%	$49,554
Kilroy Realty Corp.	2,279	(0.88)%	31,351
Acadia Realty Trust	5,567	(0.43)%	28,496
Valley National Bancorp	8,240	(0.42)%	26,613
JBG SMITH Properties	3,879	(0.77)%	25,213
First Midwest Bancorp, Inc.	5,417	(0.43)%	24,999
Realty Income Corp.	3,144	(1.42)%	21,883
Alleghany Corp.	398	(1.54)%	18,565
Fulton Financial Corp.	7,988	(0.55)%	18,498
Brookline Bancorp, Inc.	9,797	(0.63)%	18,497
First Financial Bankshares, Inc.	3,281	(0.68)%	16,282
Southside Bancshares, Inc.	3,063	(0.56)%	16,162
Medical Properties Trust, Inc.	6,721	(0.88)%	12,570
Global Net Lease, Inc.	4,955	(0.59)%	11,848
Loews Corp.	2,255	(0.58)%	8,356
Agree Realty Corp.	4,368	(2.07)%	8,231

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
TFS Financial Corp.	4,537	(0.50)%	$6,979
Healthpeak Properties, Inc.	3,203	(0.65)%	4,465
CyrusOne, Inc.	1,155	(0.60)%	1,839
Rayonier, Inc.	2,706	(0.53)%	(1,048)
Prologis, Inc.	1,313	(0.98)%	(3,507)
American Tower Corp. — Class A	230	(0.41)%	(3,971)
Alexandria Real Estate Equities, Inc.	862	(1.03)%	(4,484)
Healthcare Trust of America, Inc. — Class A	4,360	(0.84)%	(5,189)
James River Group Holdings Ltd.	1,871	(0.62)%	(5,400)
First Republic Bank	1,232	(1.00)%	(8,457)
EastGroup Properties, Inc.	830	(0.80)%	(8,647)
STAG Industrial, Inc.	2,373	(0.54)%	(10,566)
QTS Realty Trust, Inc. — Class A	1,461	(0.68)%	(11,178)
Crown Castle International Corp.	602	(0.75)%	(11,618)
Americold Realty Trust	2,138	(0.57)%	(12,242)
Sun Communities, Inc.	1,127	(1.18)%	(13,528)
SBA Communications Corp.	178	(0.42)%	(16,266)
Terreno Realty Corp.	2,356	(0.96)%	(17,771)
Equinix, Inc.	125	(0.71)%	(20,560)
Rexford Industrial Realty, Inc.	4,174	(1.42)%	(22,525)
Total Financial			173,444

Utilities
California Water Service Group	2,581	(0.83)%	22,222
American States Water Co.	508	(0.28)%	8,951
American Water Works Company, Inc.	392	(0.42)%	(2,968)
Total Utilities			28,205

Industrial
Exponent, Inc.	1,940	(1.04)%	9,832
US Ecology, Inc.	1,726	(0.42)%	8,347
AptarGroup, Inc.	791	(0.67)%	2,186
Ingersoll Rand, Inc.	2,039	(0.54)%	(205)
Waste Management, Inc.	921	(0.78)%	(226)
TransDigm Group, Inc.	148	(0.52)%	(1,021)
HEICO Corp.	518	(0.40)%	(2,253)
ESCO Technologies, Inc.	821	(0.49)%	(3,331)
Crown Holdings, Inc.	918	(0.52)%	(4,862)
Silgan Holdings, Inc.	1,565	(0.43)%	(5,956)
Martin Marietta Materials, Inc.	380	(0.67)%	(12,620)
Eagle Materials, Inc.	1,193	(0.77)%	(14,008)
Tetra Tech, Inc.	1,613	(1.15)%	(15,896)
Casella Waste Systems, Inc. — Class A	2,329	(0.97)%	(19,841)
Vulcan Materials Co.	900	(0.91)%	(21,284)
Ball Corp.	1,759	(1.09)%	(21,364)
Total Industrial			(102,502)

Basic Materials
Ashland Global Holdings, Inc.	1,708	(0.90)%	4,085
Axalta Coating Systems Ltd.	2,422	(0.40)%	510
United States Steel Corp.	12,515	(0.68)%	(603)
Nucor Corp.	2,379	(0.79)%	(1,067)
Newmont Corp.	1,194	(0.56)%	(2,360)
Balchem Corp.	2,046	(1.49)%	(2,636)
PPG Industries, Inc.	618	(0.56)%	(3,232)
Ecolab, Inc.	278	(0.41)%	(6,408)
Celanese Corp. — Class A	1,173	(0.94)%	(8,632)
Linde plc	1,010	(1.79)%	(28,842)
RPM International, Inc.	2,617	(1.61)%	(35,378)
Albemarle Corp.	1,560	(1.04)%	(35,651)
Freeport-McMoRan, Inc.	6,273	(0.73)%	(40,187)
Quaker Chemical Corp.	1,069	(1.43)%	(46,700)
Air Products & Chemicals, Inc.	826	(1.83)%	(50,442)
Total Basic Materials			(257,543)

Consumer, Cyclical
JetBlue Airways Corp.	6,260	(0.53)%	2,858
Five Below, Inc.	432	(0.41)%	948
Hilton Worldwide Holdings, Inc.	1,076	(0.68)%	384
Delta Air Lines, Inc.	2,409	(0.55)%	(461)
TJX Companies, Inc.	2,449	(1.01)%	(473)
Planet Fitness, Inc. — Class A	616	(0.28)%	(951)
Live Nation Entertainment, Inc.	1,736	(0.70)%	(3,071)
Ross Stores, Inc.	1,653	(1.15)%	(5,804)
Southwest Airlines Co.	1,913	(0.53)%	(8,855)
Copart, Inc.	1,402	(1.10)%	(10,589)
Burlington Stores, Inc.	551	(0.84)%	(11,584)
Scotts Miracle-Gro Co. — Class A	596	(0.68)%	(18,368)
Starbucks Corp.	2,232	(1.43)%	(23,301)
NIKE, Inc. — Class B	1,044	(0.97)%	(26,516)
Total Consumer, Cyclical			(105,783)

Technology
Appfolio, Inc. — Class A	259	(0.27)%	1,148
Varonis Systems, Inc.	747	(0.64)%	(21)
Tyler Technologies, Inc.	135	(0.35)%	(599)
Atlassian Corporation plc — Class A	253	(0.34)%	(2,064)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Pegasystems, Inc.	651	(0.59)%	$(2,104)
Splunk, Inc.	440	(0.62)%	(3,413)
Smartsheet, Inc. — Class A	753	(0.28)%	(3,817)
Fiserv, Inc.	2,115	(1.62)%	(5,899)
NVIDIA Corp.	110	(0.44)%	(8,992)
Coupa Software, Inc.	137	(0.28)%	(8,998)
Workiva, Inc.	648	(0.27)%	(9,541)
Veeva Systems, Inc. — Class A	136	(0.28)%	(12,018)
HubSpot, Inc.	190	(0.41)%	(19,691)
Zscaler, Inc.	332	(0.35)%	(21,394)
Fidelity National Information Services, Inc.	1,515	(1.66)%	(27,183)
salesforce.com, Inc.	564	(1.05)%	(28,440)
Total Technology			(153,026)

Energy
Phillips 66	3,349	(1.29)%	41,985
National Oilwell Varco, Inc.	7,411	(0.50)%	17,643
Devon Energy Corp.	18,175	(1.28)%	13,932
Hess Corp.	2,525	(0.77)%	11,874
Concho Resources, Inc.	1,613	(0.53)%	10,236
EOG Resources, Inc.	3,392	(0.91)%	5,744
Schlumberger Ltd.	4,943	(0.57)%	3,796
Williams Companies, Inc.	3,915	(0.57)%	3,298
ConocoPhillips	3,204	(0.78)%	1,787
Parsley Energy, Inc. — Class A	7,746	(0.54)%	(1,037)
Total Energy			109,258

Consumer, Non-cyclical
IHS Markit Ltd.	1,959	(1.14)%	5,533
Equifax, Inc.	1,197	(1.40)%	2,499
DexCom, Inc.	94	(0.29)%	2,092
WD-40 Co.	289	(0.41)%	1,514
Cooper Companies, Inc.	316	(0.79)%	45
CoStar Group, Inc.	135	(0.85)%	(2,390)
Rollins, Inc.	2,257	(0.91)%	(3,333)
Estee Lauder Companies, Inc. — Class A	263	(0.43)%	(5,081)
Avery Dennison Corp.	590	(0.56)%	(11,429)
Verisk Analytics, Inc. — Class A	1,229	(1.69)%	(14,508)
Avalara, Inc.	368	(0.35)%	(15,433)
Global Payments, Inc.	1,238	(1.63)%	(21,692)
PayPal Holdings, Inc.	463	(0.68)%	(30,054)
Total Consumer, Non-cyclical			(92,237)

Communications
Snap, Inc. — Class A	2,863	(0.56)%	(1,265)
Zendesk, Inc.	819	(0.63)%	(1,556)
Q2 Holdings, Inc.	950	(0.64)%	(11,274)
Liberty Broadband Corp. — Class C	1,658	(1.76)%	(12,308)
Okta, Inc.	218	(0.35)%	(13,888)
Anaplan, Inc.	896	(0.42)%	(20,527)
Total Communications			(60,818)
Total GS Equity Short Custom Basket			$(461,002)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as custom basket swap collateral at September 30, 2020.
[2]	Rate indicated is the 7-day yield as of September 30, 2020.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT— Real Estate Investment Trust

See Sector Classification in Other Information section.

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2020
ALPHA OPPORTUNITY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$37,245,091	$—	$—	$37,245,091
Money Market Fund	1,272,068	—	—	1,272,068
Total Assets	$38,517,159	$—	$—	$38,517,159

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Custom Basket Swap Agreements**	$—	$1,006,173	$—	$1,006,173

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

ALPHA OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2020

Assets:
Investments, at value (cost $39,054,009)	$38,517,159
Cash	297
Prepaid expenses	33,256
Receivables:
Dividends	66,340
Fund shares sold	33
Interest	7
Total assets	38,617,092

Liabilities:
Unrealized depreciation on OTC swap agreements	1,006,173
Payable for:
Swap settlement	203,693
Fund shares redeemed	89,396
Management fees	26,618
Transfer agent/maintenance fees	9,445
Fund accounting/administration fees	2,139
Trustees’ fees*	2,100
Distribution and service fees	1,257
Due to Investment Adviser	455
Miscellaneous	72,141
Total liabilities	1,413,417
Net assets	$37,203,675

Net assets consist of:
Paid in capital	$67,258,339
Total distributable earnings (loss)	(30,054,664)
Net assets	$37,203,675

A-Class:
Net assets	$3,428,801
Capital shares outstanding	202,962
Net asset value per share	$16.89
Maximum offering price per share (Net asset value divided by 95.25%)	$17.73

C-Class:
Net assets	$353,650
Capital shares outstanding	24,038
Net asset value per share	$14.71

P-Class:
Net assets	$1,160,821
Capital shares outstanding	68,043
Net asset value per share	$17.06

Institutional Class:
Net assets	$32,260,403
Capital shares outstanding	1,308,508
Net asset value per share	$24.65

STATEMENT OF OPERATIONS
Year Ended September 30, 2020

Investment Income:
Dividends	$1,354,902
Interest	27,125
Total investment income	1,382,027

Expenses:
Management fees	526,833
Distribution and service fees:
A-Class	12,255
C-Class	4,627
P-Class	4,195
Transfer agent/maintenance fees:
A-Class	6,874
C-Class	1,747
P-Class	1,447
Institutional Class	24,549
Registration fees	69,549
Fund accounting/administration fees	53,490
Professional fees	49,180
Trustees’ fees*	20,397
Custodian fees	15,851
Line of credit fees	1,882
Interest expense	155
Miscellaneous	32,835
Recoupment of previously waived fees:
A-Class	1,001
C-Class	51
P-Class	117
Institutional Class	1,316
Total expenses	828,351
Less:
Expenses reimbursed by Adviser:
A-Class	(2,066)
C-Class	(942)
P-Class	(519)
Institutional Class	(2,116)
Expenses waived by Adviser	(601)
Earnings credits applied	(422)
Total waived/reimbursed expenses	(6,666)
Net expenses	821,685
Net investment income	560,342

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,096,256)
Swap agreements	(2,076,607)
Net realized loss	(4,172,863)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,373,196)
Swap agreements	1,261,494
Net change in unrealized appreciation (depreciation)	(1,111,702)
Net realized and unrealized loss	(5,284,565)
Net decrease in net assets resulting from operations	$(4,724,223)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$560,342	$1,179,140
Net realized loss on investments	(4,172,863)	(17,459,178)
Net change in unrealized appreciation (depreciation) on investments	(1,111,702)	4,603,420
Net decrease in net assets resulting from operations	(4,724,223)	(11,676,618)

Distributions to shareholders:
A-Class	(62,477)	(116,145)
P-Class	(14,549)	(27,471)
Institutional Class	(785,413)	(1,999,721)
Total distributions to shareholders	(862,439)	(2,143,337)

Capital share transactions:
Proceeds from sale of shares
A-Class	257,347	431,143
C-Class	5,850	21,885
P-Class	395,733	128,195
Institutional Class	1,995,224	3,348,033
Distributions reinvested
A-Class	60,267	110,113
P-Class	14,549	27,471
Institutional Class	776,126	1,978,134
Cost of shares redeemed
A-Class	(3,940,371)	(3,558,021)
C-Class	(339,528)	(272,683)
P-Class	(1,089,176)	(2,462,538)
Institutional Class	(44,596,146)	(94,580,128)
Net decrease from capital share transactions	(46,460,125)	(94,828,396)
Net decrease in net assets	(52,046,787)	(108,648,351)

Net assets:
Beginning of year	89,250,462	197,898,813
End of year	$37,203,675	$89,250,462

Capital share activity:
Shares sold
A-Class	14,992	23,614
C-Class	398	1,365
P-Class	22,812	6,923
Institutional Class	82,744	130,493
Shares issued from reinvestment of distributions
A-Class	3,442	6,100
P-Class	823	1,511
Institutional Class	30,436	75,530
Shares redeemed
A-Class	(235,922)	(196,272)
C-Class	(22,693)	(17,408)
P-Class	(64,097)	(135,289)
Institutional Class	(1,931,549)	(3,599,302)
Net decrease in shares	(2,098,614)	(3,702,735)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$17.42	$19.15	$21.10	$19.08	$18.39
Income (loss) from investment operations:
Net investment income (loss)[a]	.11	.12	.10	.31	(.19)
Net gain (loss) on investments (realized and unrealized)	(.48)	(1.64)	(.60)	1.72	.88
Total from investment operations	(.37)	(1.52)	(.50)	2.03	.69
Less distributions from:
Net investment income	(.16)	(.21)	—	—	—
Net realized gains	—	—	(1.45)	(.01)	—
Total distributions	(.16)	(.21)	(1.45)	(.01)	—
Net asset value, end of period	$16.89	$17.42	$19.15	$21.10	$19.08

Total Return[b]	(2.15%)	(7.97%)	(2.90%)	10.70%	3.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,429	$7,326	$11,243	$15,011	$16,041
Ratios to average net assets:
Net investment income (loss)	0.65%	0.64%	0.51%	1.49%	(1.02%)
Total expenses[c]	1.73%	1.65%	1.54%	2.21%	2.69%
Net expenses[d,e,f]	1.69%	1.64%	1.54%	2.17%	2.69%
Portfolio turnover rate	209%	126%	255%	92%	235%

C-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$15.16	$16.61	$18.62	$16.96	$16.47
Income (loss) from investment operations:
Net investment income (loss)[a]	(.02)	(.03)	(.05)	.09	(.29)
Net gain (loss) on investments (realized and unrealized)	(.43)	(1.42)	(.51)	1.58	.78
Total from investment operations	(.45)	(1.45)	(.56)	1.67	.49
Less distributions from:
Net realized gains	—	—	(1.45)	(.01)	—
Total distributions	—	—	(1.45)	(.01)	—
Net asset value, end of period	$14.71	$15.16	$16.61	$18.62	$16.96

Total Return[b]	(2.97%)	(8.73%)	(3.65%)	9.91%	2.91%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$354	$702	$1,036	$2,508	$1,550
Ratios to average net assets:
Net investment income (loss)	(0.15%)	(0.20%)	(0.31%)	0.47%	(1.72%)
Total expenses[c]	2.72%	2.55%	2.34%	2.94%	3.91%
Net expenses[d,e,f]	2.51%	2.48%	2.31%	2.88%	3.46%
Portfolio turnover rate	209%	126%	255%	92%	235%

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$17.56	$19.23	$21.19	$19.11	$18.39
Income (loss) from investment operations:
Net investment income (loss)[a]	.12	.11	.10	(.06)	(.12)
Net gain (loss) on investments (realized and unrealized)	(.49)	(1.64)	(.61)	2.15	.84
Total from investment operations	(.37)	(1.53)	(.51)	2.09	.72
Less distributions from:
Net investment income	(.13)	(.14)	—	—	—
Net realized gains	—	—	(1.45)	(.01)	—
Total distributions	(.13)	(.14)	(1.45)	(.01)	—
Net asset value, end of period	$17.06	$17.56	$19.23	$21.19	$19.11

Total Return	(2.11%)	(7.99%)	(2.93%)	11.00%	3.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,161	$1,905	$4,525	$7,720	$4,453
Ratios to average net assets:
Net investment income (loss)	0.70%	0.59%	0.47%	(0.31%)	(0.65%)
Total expenses[c]	1.67%	1.67%	1.58%	1.75%	2.44%
Net expenses[d,e,f]	1.64%	1.66%	1.57%	1.72%	2.44%
Portfolio turnover rate	209%	126%	255%	92%	235%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$25.37	$27.77	$29.86	$26.82	$25.73
Income (loss) from investment operations:
Net investment income (loss)[a]	.25	.28	.27	.12	(.13)
Net gain (loss) on investments (realized and unrealized)	(.72)	(2.37)	(.91)	2.93	1.22
Total from investment operations	(.47)	(2.09)	(.64)	3.05	1.09
Less distributions from:
Net investment income	(.25)	(.31)	—	—	—
Net realized gains	—	—	(1.45)	(.01)	—
Total distributions	(.25)	(.31)	(1.45)	(.01)	—
Net asset value, end of period	$24.65	$25.37	$27.77	$29.86	$26.82

Total Return	(1.87%)	(7.57%)	(2.50%)	11.42%	4.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,260	$79,318	$181,095	$196,180	$56,550
Ratios to average net assets:
Net investment income (loss)	1.00%	1.05%	0.94%	0.40%	(0.49%)
Total expenses[c]	1.36%	1.22%	1.12%	1.38%	2.23%
Net expenses[d,e,f]	1.36%	1.21%	1.12%	1.37%	2.23%
Portfolio turnover rate	209%	126%	255%	92%	235%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	0.02%	0.09%	0.02%	0.32%
C-Class	0.01%	0.04%	0.07%	0.64%
P-Class	0.01%	0.03%	0.04%	—
Institutional Class	0.00%*	0.00%*	—	0.01%

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/20	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	1.69%	1.64%	1.52%	2.00%	2.11%
C-Class	2.51%	2.48%	2.30%	2.71%	2.86%
P-Class	1.64%	1.66%	1.56%	1.68%	1.87%
Institutional Class	1.36%	1.21%	1.11%	1.28%	1.63%

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2020

To Our Shareholders:

Guggenheim Large Cap Value Fund (the “Fund”) is managed by a team of seasoned professionals led by David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; James Schier, CFA, Senior Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and performance of the Fund for the fiscal year ended September 30, 2020.

For the fiscal year ended September 30, 2020, Guggenheim Large Cap Value Fund returned -5.58%1, compared with the -5.03% return of its benchmark, the Russell 1000® Value Index.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

Security selection was good for the period, but the Fund slightly underperformed the benchmark mostly due to the Fund’s deeper value bias. The growth investing style has strongly outperformed value for the last several years, but value gained some ground at various times in the past year.

The Fund’s leading sector contributors were Information Technology and Energy. Information Technology benefited from an overweight, the Fund’s largest relative to the benchmark, and strong selection, especially in Apple Computer and Intel. Another large contributor from the sector was Norton Lifelock, as the company’s subscription-based business model provided stable growth.

The Energy sector in the Fund outperformed that in the benchmark, but its slightly larger allocation detracted from performance. Leading individual contributors were Range Resources and Cabot Oil & Gas, both of which advanced as curtailed oil production resulted in reduced associated natural gas production, helping to balance supply/demand in that industry. Chevron, ConocoPhillips, and Marathon Oil were the main sector detractors, as the price of oil dropped over the year.

Sectors detracting from performance included Financials and Utilities. The Fund’s Financials holdings underperformed those in the benchmark, and the impact was magnified by the sector’s large weighting, the largest in both the Fund and the benchmark. Major banks such as Wells Fargo, Citigroup, and Bank of America were large detractors due to perceived weaker economic activity as a result of COVID, and the Fed’s lowering of interest rates in reaction to the pandemic.

In Utilities, the Fund was hurt by having no exposure to the better-performing renewables space. Among the stocks it did own, Exelon detracted, falling due to a lobbying scandal in its ComEd unit that resulted in a criminal fine. Edison International also detracted (its SoCal unit is the largest electricity provider in Southern California), falling in sympathy with another California utility, Pacific Gas and Electric, which was working through bankruptcy following devastating Northern California forest fires in 2018.

A large individual detractor was Staples company Tyson Foods, which fell as thousands of its employees tested positive for COVID during the summer.

Portfolio Positioning

While this strategy is balanced relative to the benchmark, the size of companies it owns is typically smaller, given their often better growth opportunities.

At the end of the period, the Fund’s largest sector overweights relative to the benchmark were in Health Care, Financials, and Utilities. The Fund’s largest sector underweights were in Industrials, Real Estate, and Consumer Discretionary.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2020

Portfolio and Market Outlook

The market outlook is indeed murkier than usual. The expectation of a government and a Federal Reserve willing to do whatever is necessary to help the economy and the markets will need to meet the growing limitations that an increasingly indebted nation must eventually face. An emphasis on quality is the best way to guard against negative events as well as seizing on the positive optionality that balance sheet strength can provide. We continue to look for ways to boost the quality in the portfolio’s holdings while being cognizant of the price we must pay.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2020

LARGE CAP VALUE FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	August 7, 1944
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	June 7, 2013

Ten Largest Holdings (% of Total Net Assets)
Verizon Communications, Inc.	3.4%
Pfizer, Inc.	2.4%
Johnson & Johnson	2.4%
Berkshire Hathaway, Inc. — Class B	2.3%
Comcast Corp. — Class A	2.1%
JPMorgan Chase & Co.	2.1%
Walmart, Inc.	2.0%
Micron Technology, Inc.	1.9%
Citigroup, Inc.	1.9%
Humana, Inc.	1.6%
Top Ten Total	22.1%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2020

	1 Year	5 Year	10 Year
A-Class Shares	(5.58%)	6.55%	8.19%
A-Class Shares with sales charge‡	(10.06%)	5.52%	7.55%
C-Class Shares	(6.30%)	5.75%	7.37%
C-Class Shares with CDSC§	(7.17%)	5.75%	7.37%
Russell 1000 Value Index	(5.03%)	7.66%	9.95%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	(5.58%)	6.57%	3.92%
Russell 1000 Value Index	(5.03%)	7.66%	5.00%

	1 Year	5 Year	Since Inception (06/07/13)
Institutional Class Shares	(5.35%)	6.81%	6.21%
Russell 1000 Value Index	(5.03%)	7.66%	7.34%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

‡

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to February 22, 2011, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2020
LARGE CAP VALUE FUND

	Shares	Value
COMMON STOCKS† - 97.8%

Financial - 22.0%
Berkshire Hathaway, Inc. — Class B*	3,256	$693,333
JPMorgan Chase & Co.	6,526	628,258
Citigroup, Inc.	13,114	565,345
Bank of America Corp.	18,761	451,952
Allstate Corp.	3,930	369,970
Truist Financial Corp.	8,338	317,261
Wells Fargo & Co.	12,989	305,371
Morgan Stanley	6,187	299,141
MetLife, Inc.	7,360	273,571
Voya Financial, Inc.	5,629	269,798
Prudential Financial, Inc.	4,099	260,369
Principal Financial Group, Inc.	6,393	257,446
Loews Corp.	6,167	214,303
Hartford Financial Services Group, Inc.	5,741	211,613
Medical Properties Trust, Inc. REIT	11,253	198,390
Mastercard, Inc. — Class A	531	179,568
Zions Bancorp North America	5,552	162,229
Charles Schwab Corp.	4,430	160,499
Gaming and Leisure Properties, Inc. REIT	4,240	156,588
Regions Financial Corp.	12,450	143,549
KeyCorp	10,260	122,402
Jones Lang LaSalle, Inc.	926	88,581
American International Group, Inc.	3,078	84,738
BOK Financial Corp.	1,601	82,468
Equity Commonwealth REIT	2,568	68,386
Park Hotels & Resorts, Inc. REIT	5,269	52,637
Total Financial		6,617,766

Consumer, Non-cyclical - 21.7%
Pfizer, Inc.	19,990	733,633
Johnson & Johnson	4,870	725,046
Humana, Inc.	1,174	485,907
HCA Healthcare, Inc.	3,443	429,273
Quest Diagnostics, Inc.	3,627	415,255
Archer-Daniels-Midland Co.	8,690	403,998
McKesson Corp.	2,560	381,261
Alexion Pharmaceuticals, Inc.*	3,317	379,564
Medtronic plc	3,632	377,437
Tyson Foods, Inc. — Class A	5,849	347,898
Procter & Gamble Co.	2,381	330,935
Merck & Company, Inc.	3,733	309,652
Amgen, Inc.	1,160	294,826
Zimmer Biomet Holdings, Inc.	2,098	285,622
Encompass Health Corp.	4,310	280,064
Bunge Ltd.	4,271	195,185
Ingredion, Inc.	2,163	163,696
Total Consumer, Non-cyclical		6,539,252

Communications - 10.2%
Verizon Communications, Inc.	16,953	1,008,534
Comcast Corp. — Class A	13,991	647,223
Cisco Systems, Inc.	7,671	302,161
F5 Networks, Inc.*	2,154	264,447
Alphabet, Inc. — Class A*	144	211,046
T-Mobile US, Inc.*	1,634	186,864
Walt Disney Co.	1,396	173,216
Juniper Networks, Inc.	7,162	153,983
AT&T, Inc.	3,982	113,527
Total Communications		3,061,001

Consumer, Cyclical - 9.2%
Walmart, Inc.	4,354	609,168
DR Horton, Inc.	4,246	321,125
Southwest Airlines Co.	8,084	303,150
PACCAR, Inc.	3,462	295,239
Home Depot, Inc.	996	276,599
LKQ Corp.*	9,048	250,901
Lear Corp.	2,052	223,771
Penske Automotive Group, Inc.	4,232	201,697
PVH Corp.	2,358	140,631
Ralph Lauren Corp. — Class A	1,925	130,842
Macy’s, Inc.	3,086	17,591
Total Consumer, Cyclical		2,770,714

Technology - 8.2%
Micron Technology, Inc.*	12,124	569,343
Skyworks Solutions, Inc.	3,268	475,494
Apple, Inc.	2,661	308,170
International Business Machines Corp.	2,430	295,658
Qorvo, Inc.*	2,268	292,595
Intel Corp.	3,836	198,628
Amdocs Ltd.	2,777	159,428
Cerner Corp.	2,157	155,929
Total Technology		2,455,245

Industrial - 8.0%
FedEx Corp.	1,864	468,833
Honeywell International, Inc.	2,769	455,805
Owens Corning	5,181	356,505
Johnson Controls International plc	7,830	319,855
Knight-Swift Transportation Holdings, Inc.	7,758	315,751
Curtiss-Wright Corp.	2,333	217,576
Valmont Industries, Inc.	1,520	188,754
General Electric Co.	16,349	101,854
Total Industrial		2,424,933

Utilities - 7.3%
Exelon Corp.	13,360	477,754
Public Service Enterprise Group, Inc.	8,648	474,862
Duke Energy Corp.	3,801	336,616
Pinnacle West Capital Corp.	4,002	298,349
Edison International	5,492	279,213
NiSource, Inc.	8,523	187,506
PPL Corp.	5,782	157,328
Total Utilities		2,211,628

Basic Materials - 5.8%
Huntsman Corp.	20,447	454,128
Westlake Chemical Corp.	5,207	329,187
Nucor Corp.	6,947	311,642
Reliance Steel & Aluminum Co.	1,872	191,019

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2020
LARGE CAP VALUE FUND

	Shares	Value
Olin Corp.	15,161	$187,693
DuPont de Nemours, Inc.	2,932	162,667
Dow, Inc.	2,118	99,652
Total Basic Materials		1,735,988

Energy - 5.4%
Chevron Corp.	6,513	468,936
ConocoPhillips	9,454	310,469
Cabot Oil & Gas Corp. — Class A	15,688	272,344
Range Resources Corp.	26,545	175,728
Exxon Mobil Corp.	4,271	146,623
Parsley Energy, Inc. — Class A	13,541	126,744
Marathon Oil Corp.	27,332	111,788
Total Energy		1,612,632

Total Common Stocks
(Cost $29,060,054)		29,429,159

MONEY MARKET FUND† - 1.8%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[1]	553,507	553,507
Total Money Market Fund
(Cost $553,507)		553,507

Total Investments - 99.6%
(Cost $29,613,561)		$29,982,666
Other Assets & Liabilities, net - 0.4%		122,732
Total Net Assets - 100.0%		$30,105,398

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of September 30, 2020.
plc — Public Limited Company
REIT— Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$29,429,159	$—	$—	$29,429,159
Money Market Fund	553,507	—	—	553,507
Total Assets	$29,982,666	$—	$—	$29,982,666

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LARGE CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2020

Assets:
Investments, at value (cost $29,613,561)	$29,982,666
Prepaid expenses	38,912
Receivables:
Securities sold	111,350
Fund shares sold	44,320
Dividends	41,718
Interest	2
Investment Adviser	1,533
Total assets	30,220,501

Liabilities:
Overdraft due to custodian bank	5
Payable for:
Fund shares redeemed	51,257
Professional fees	29,450
Printing fees	14,376
Distribution and service fees	6,742
Transfer agent/maintenance fees	4,490
Fund accounting/administration fees	1,753
Trustees’ fees*	644
Miscellaneous	6,386
Total liabilities	115,103
Net assets	$30,105,398

Net assets consist of:
Paid in capital	$27,528,242
Total distributable earnings (loss)	2,577,156
Net assets	$30,105,398

A-Class:
Net assets	$28,548,267
Capital shares outstanding	747,915
Net asset value per share	$38.17
Maximum offering price per share (Net asset value divided by 95.25%)	$40.07

C-Class:
Net assets	$911,035
Capital shares outstanding	26,186
Net asset value per share	$34.79

P-Class:
Net assets	$169,563
Capital shares outstanding	4,455
Net asset value per share	$38.06

Institutional Class:
Net assets	$476,533
Capital shares outstanding	12,638
Net asset value per share	$37.71

STATEMENT OF OPERATIONS
Year Ended September 30, 2020

Investment Income:
Dividends	$1,477,531
Interest	5,070
Total investment income	1,482,601

Expenses:
Management fees	271,905
Distribution and service fees:
A-Class	99,505
C-Class	12,070
P-Class	438
Transfer agent/maintenance fees:
A-Class	30,818
C-Class	3,541
P-Class	560
Institutional Class	1,414
Registration fees	62,541
Professional fees	42,161
Fund accounting/administration fees	41,005
Trustees’ fees*	18,540
Custodian fees	5,179
Line of credit fees	1,182
Miscellaneous	30,901
Recoupment of previously waived fees:
A-Class	39
C-Class	3
Total expenses	621,802
Less:
Expenses reimbursed by Adviser:
A-Class	(30,718)
C-Class	(3,531)
P-Class	(560)
Institutional Class	(1,414)
Expenses waived by Adviser	(97,092)
Earnings credits applied	(6)
Total waived/reimbursed expenses	(133,321)
Net expenses	488,481
Net investment income	994,120

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,048,366
Net realized gain	3,048,366
Net change in unrealized appreciation (depreciation) on:
Investments	(5,202,366)
Net change in unrealized appreciation (depreciation)	(5,202,366)
Net realized and unrealized loss	(2,154,000)
Net decrease in net assets resulting from operations	$(1,159,880)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

LARGE CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$994,120	$851,296
Net realized gain on investments	3,048,366	3,806,953
Net change in unrealized appreciation (depreciation) on investments	(5,202,366)	(6,975,646)
Net decrease in net assets resulting from operations	(1,159,880)	(2,317,397)

Distributions to shareholders:
A-Class	(4,000,303)	(3,032,549)
C-Class	(91,548)	(126,553)
P-Class	(12,859)	(8,136)
Institutional Class	(62,549)	(281,733)
Total distributions to shareholders	(4,167,259)	(3,448,971)

Capital share transactions:
Proceeds from sale of shares
A-Class	3,084,388	6,686,468
C-Class	504,377	506,809
P-Class	82,267	45,579
Institutional Class	118,986	323,966
Distributions reinvested
A-Class	3,948,727	2,987,616
C-Class	89,872	125,361
P-Class	12,859	8,136
Institutional Class	62,549	281,712
Cost of shares redeemed
A-Class	(26,723,359)	(7,766,149)
C-Class	(1,000,958)	(1,482,917)
P-Class	(62,200)	(33,283)
Institutional Class	(419,568)	(5,275,661)
Net decrease from capital share transactions	(20,302,060)	(3,592,363)
Net decrease in net assets	(25,629,199)	(9,358,731)

Net assets:
Beginning of year	55,734,597	65,093,328
End of year	$30,105,398	$55,734,597

Capital share activity:
Shares sold
A-Class	78,228	150,959
C-Class	12,605	13,082
P-Class	2,222	1,073
Institutional Class	3,414	7,458
Shares issued from reinvestment of distributions
A-Class	90,195	77,180
C-Class	2,239	3,526
P-Class	295	211
Institutional Class	1,449	7,373
Shares redeemed
A-Class	(642,844)	(178,286)
C-Class	(27,210)	(37,828)
P-Class	(1,632)	(783)
Institutional Class	(10,755)	(121,202)
Net decrease in shares	(491,794)	(77,237)

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$43.56	$48.08	$46.96	$41.78	$39.11
Income (loss) from investment operations:
Net investment income (loss)[a]	.97	.62	.48	.37	.58
Net gain (loss) on investments (realized and unrealized)	(2.97)	(2.66)	4.46	6.80	5.23
Total from investment operations	(2.00)	(2.04)	4.94	7.17	5.81
Less distributions from:
Net investment income	(.70)	(.36)	(.51)	(.58)	(.37)
Net realized gains	(2.69)	(2.12)	(3.31)	(1.41)	(2.77)
Total distributions	(3.39)	(2.48)	(3.82)	(1.99)	(3.14)
Net asset value, end of period	$38.17	$43.56	$48.08	$46.96	$41.78

Total Return[b]	(5.58%)	(3.59%)	10.82%	17.68%	15.69%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,548	$53,248	$56,369	$60,157	$55,325
Ratios to average net assets:
Net investment income (loss)	2.40%	1.42%	1.03%	0.83%	1.48%
Total expenses[c]	1.46%	1.31%	1.31%	1.30%	1.34%
Net expenses[d,e,f]	1.15%	1.15%	1.15%	1.17%	1.17%
Portfolio turnover rate	25%	37%	24%	40%	56%

C-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$39.77	$44.03	$43.29	$38.68	$36.38
Income (loss) from investment operations:
Net investment income (loss)[a]	.62	.26	.12	.03	.27
Net gain (loss) on investments (realized and unrealized)	(2.74)	(2.40)	4.09	6.28	4.87
Total from investment operations	(2.12)	(2.14)	4.21	6.31	5.14
Less distributions from:
Net investment income	(.17)	—	(.16)	(.29)	(.07)
Net realized gains	(2.69)	(2.12)	(3.31)	(1.41)	(2.77)
Total distributions	(2.86)	(2.12)	(3.47)	(1.70)	(2.84)
Net asset value, end of period	$34.79	$39.77	$44.03	$43.29	$38.68

Total Return[b]	(6.30%)	(4.28%)	9.97%	16.74%	14.87%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$911	$1,533	$2,632	$3,461	$3,075
Ratios to average net assets:
Net investment income (loss)	1.69%	0.66%	0.28%	0.08%	0.75%
Total expenses[c]	2.43%	2.18%	2.10%	2.09%	2.18%
Net expenses[d,e,f]	1.90%	1.90%	1.90%	1.92%	1.92%
Portfolio turnover rate	25%	37%	24%	40%	56%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$43.46	$48.00	$46.91	$41.74	$39.13
Income (loss) from investment operations:
Net investment income (loss)[a]	.83	.61	.49	.37	1.40
Net gain (loss) on investments (realized and unrealized)	(2.82)	(2.64)	4.44	6.78	4.44
Total from investment operations	(1.99)	(2.03)	4.93	7.15	5.84
Less distributions from:
Net investment income	(.72)	(.39)	(.53)	(.57)	(.46)
Net realized gains	(2.69)	(2.12)	(3.31)	(1.41)	(2.77)
Total distributions	(3.41)	(2.51)	(3.84)	(1.98)	(3.23)
Net asset value, end of period	$38.06	$43.46	$48.00	$46.91	$41.74

Total Return	(5.58%)	(3.58%)	10.80%	17.63%	15.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$170	$155	$147	$158	$123
Ratios to average net assets:
Net investment income (loss)	2.12%	1.41%	1.03%	0.83%	3.61%
Total expenses[c]	1.72%	1.60%	1.59%	1.69%	1.41%
Net expenses[d,e,f]	1.15%	1.15%	1.15%	1.17%	1.17%
Portfolio turnover rate	25%	37%	24%	40%	56%

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$43.08	$47.60	$46.56	$41.84	$39.17
Income (loss) from investment operations:
Net investment income (loss)[a]	.98	.71	.64	.51	.83
Net gain (loss) on investments (realized and unrealized)	(2.84)	(2.63)	4.35	6.72	5.10
Total from investment operations	(1.86)	(1.92)	4.99	7.23	5.93
Less distributions from:
Net investment income	(.82)	(.48)	(.64)	(1.10)	(.49)
Net realized gains	(2.69)	(2.12)	(3.31)	(1.41)	(2.77)
Total distributions	(3.51)	(2.60)	(3.95)	(2.51)	(3.26)
Net asset value, end of period	$37.71	$43.08	$47.60	$46.56	$41.84

Total Return	(5.35%)	(3.33%)	11.04%	17.96%	15.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$477	$798	$5,946	$1,681	$40
Ratios to average net assets:
Net investment income (loss)	2.50%	1.65%	1.39%	1.13%	2.13%
Total expenses[c]	1.35%	1.14%	1.00%	1.07%	1.04%
Net expenses[d,e,f]	0.90%	0.90%	0.90%	0.92%	0.92%
Portfolio turnover rate	25%	37%	24%	40%	56%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	0.00%*	0.00%*	0.00%*	0.01%
C-Class	0.00%*	—	0.00%*	0.01%
P-Class	—	—	—	0.00%*
Institutional Class	—	—	—	0.02%

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/20	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	1.15%	1.15%	1.15%	1.15%	1.15%
C-Class	1.90%	1.90%	1.90%	1.90%	1.90%
P-Class	1.15%	1.15%	1.15%	1.15%	1.15%
Institutional Class	0.90%	0.90%	0.90%	0.90%	0.90%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2020

To Our Shareholders:

Guggenheim Market Neutral Real Estate Fund (the “Fund”) is managed by a team of seasoned professionals led by Thomas Youn, CFA, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended September 30, 2020.

For the fiscal year ended September 30, 2020, Guggenheim Market Neutral Real Estate Fund returned 8.81%1, compared with the 1.10% return of its benchmark, the ICE Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.

Investment Approach

The Fund seeks to generate high risk-adjusted absolute returns with minimal market exposure and minimal correlation with other major asset classes. The Fund primarily utilizes a pair-trading strategy to exploit relative value opportunities among publicly traded real estate equities. The portfolio will typically maintain long exposure of 90-100% of net assets and short exposure of 90-100% of net assets under normal conditions, with minimal net market exposure.

The strategy utilizes a relative value framework that is specialized for the real estate sector. Top-down views on the private commercial real estate (“CRE”) and public REIT markets are formulated to drive sector allocation decisions. Individual securities evaluated and selected on a bottom-up basis using fundamental analysis and due diligence.

Market Review

2020 will be remembered for the COVID-19 pandemic and the massive shock to the global economy. Perhaps equally as shocking was the strong performance of risk assets despite a global economic shutdown thanks to unprecedented levels of monetary and fiscal stimulus. While REITs rallied and outperformed the broad market in 2019, following several years of underperformance, those trends quickly reversed once the pandemic arrived in the Spring of 2020 with REITs being one of the worst performing assets since then. Sentiment towards REITs and commercial real estate turned decidedly negative with frequent headlines highlighting closed hotels, closed shopping centers and unused office space as employees work from home.

The performance dispersion among property sectors that benefit from social distancing versus sectors most negatively impacted was extreme. The best-performing REIT sectors during the fiscal year were data centers (+22%), wireless infrastructure (+18%) and industrial (+14%). Data center and wireless tower REITs were clear beneficiaries of the work from home movement as companies and individuals moved away from local computers and phone networks to cloud-based computing and wireless phone services. Similarly, industrial demand benefitted from the accelerated shift from physical to online shopping. The worst-performing sectors were regional malls (-56%), hotels (-47%), and shopping center REITs (-45%). Regional malls and local shopping centers suffered from tenant closures and are on the losing end of the trend away from bricks-and-mortar retail towards online shopping. Hotels have been the most severely impacted property type, particularly those most reliant on business travel demand.

Interestingly, the private market has not experienced the same level of price declines as the public REIT market. Rather, transaction volume fell significantly as sellers have opted to wait out the pandemic. As a result, the bid/ask spread between buyers and sellers gapped out meaningfully. Further, while property buyers have generally reduced their cash flow forecasts, valuations have held steady as cap rates have steady remained stable and have even declined in certain sectors due to the sharp decline in interest rates.

Overall, CRE fundamentals remain surprisingly resilient aside from several particularly challenged sectors. Weighted by the REIT index market capitalization, roughly 90% of property types have seen only moderate to minimal disruption from the pandemic while the remaining 10% is comprised primarily of the lodging and retail sectors. To be sure, operating fundamentals have softened with slight occupancy declines, lower asking rents, higher leasing concessions and a modest increase in uncollected rents. However, the net impact of these trends has been modest for the REIT industry overall.

Capital market conditions remain particularly robust for REITs with ample access to both the corporate bond market and the equity market. Private lending conditions are bit more bifurcated between those sectors that are faring well through the pandemic and those that are most heavily impacted.

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(continued)	September 30, 2020

Performance Review

The Fund outperformed its benchmark for the fiscal year ended September 30, 2020. Since inception (February 26, 2016), the Fund has outperformed the benchmark index by 3.66% annually, net of fees, with an annualized return of 4.95% compared with 1.29% for the benchmark.

The leading performance contributors were in lodging REITs, real estate brokerage firms, net lease and office REITs. Net short sector tilts in lodging and real estate brokers contributed positively given their sharply negative returns during the year. Strong stock selection drove the strong positive return contribution in the net lease and office sectors. The only two areas with material negative performance contribution were in the homebuilder and healthcare sectors. Within the homebuilding space, short positions in some of the smaller cap, more highly levered names outperformed by a wide margin given the surprisingly strong demand for housing due to social distancing. Within the healthcare sector, long positions in senior housing focused REITs underperformed our short positions in medical office building REITs as COVID had a disproportionate impact on senior housing.

The Fund utilizes total return swaps for hedging purposes by gaining short exposure to individual equity REIT securities. Derivative exposure performed as expected.

Outlook

Our outlook on the REIT sector is bullish. After maintaining a cautious view on the broader economy and the CRE cycle for the past several years, this is a material change to our view on REITs. Despite the challenges faced by the REIT sector as it navigates through the pandemic, our bullish outlook runs contrary to the negative market sentiment towards REITs and the negative headlines surrounding CRE.

What drives our bullish view?

●    Multi-year underperformance vs. other major assets on a relative and absolute basis

●    REIT fundamentals that are much better than what headlines would suggest

●    Extreme valuation discount on a relative and absolute basis

●    Attractive relative yield with potential inflation protection

REITs have lagged the S&P 500 by 33.3% over the past year as the pandemic raised concerns over the potential impact social distancing may have on real estate owners. REITs were the third worst performing sector in the S&P 500. In contrast, fundamentals for REITs overall are holding up much better than the negative performance and sentiment would suggest. While retail centers and hotels grab headlines, consider that traditional CRE sectors (office, industrial, apartments, retail and hotels) only represent approximately one-third of the REIT index by market capitalization. The other two-thirds is comprised of non-traditional real estate sectors that are faring quite well during the pandemic. In fact, some sectors are benefitting from social distancing with stronger tenant demand. Data centers, wireless towers, self storage and single family rental homes are examples. The net result, blending both the “winning” sectors and the “losing” sectors by market capitalization is a REIT industry that has seen relatively stability in its earnings, dividends and private market real estate valuations.

The sharp 18% decline in the REIT index YTD, in contrast with the rally in most other major asset classes, leaves REIT valuations extremely attractive on an absolute basis and on a relative basis. To be sure, there are only two other times since the modern REIT era began in the early 1990s that relative valuations for REITs were as attractive as they are today – the Dot-Com Bubble of 2001 and the Great Financial Crisis of 2009 – and both time periods proved to be great buying opportunities for REITs.

Strategy

Given our constructive view on REITs, the Fund has reduced its defensive bias and is more neutral in posture. This includes lower gross exposure levels, less pronounced sector tilts and lower style factor risk exposure. The Fund maintained average exposure levels during the year of 67% long and 65% short resulting in minimal exposure to equity REITs or the broad market. Current exposure levels are much lower than typical levels in the 90+% range long and short. This was due to profit-taking on various paired trades and de-risking due to the unusually high market volatility witnessed during the fiscal year.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2020

At fiscal year-end, the Fund maintained a 53% long exposure and 48% short exposure. Note that while gross exposure is lower than normal and is 5% net long, the Fund’s effective beta exposure approximates zero and the expected return volatility and style factor risk contribution is in-line with historical norms. Key sector overweights at period end include niche residential (manufactured housing and single family rental), healthcare and mortgage REITs. We believe these sectors present attractive growth prospects relative to current valuations and a balance of offensive and defensive attributes. Key sector underweights are lodging, office and REOCs. Although these sectors are heavily discounted from pre-pandemic levels, we believe these sectors may not be fully discounting the near-to-intermediate term risks.

Looking forward, the Fund will continue striving to generate mid-to-high single digit absolute returns in the current environment with minimal market exposure and minimal correlation across major asset classes. We expect to increase gross exposure over time as capital is redeployed into new relative-value paired trades while still maintaining similar risk parameters.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2020

MARKET NEUTRAL REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation, while limiting exposure to general stock market risk.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	February 26, 2016
C-Class	February 26, 2016
P-Class	February 26, 2016
Institutional Class	February 26, 2016

Ten Largest Holdings (% of Total Net Assets)
Innovative Industrial Properties, Inc.	3.4%
Safehold, Inc.	3.0%
AGNC Investment Corp.	2.7%
American Homes 4 Rent — Class A	2.5%
Invitation Homes, Inc.	2.4%
Healthcare Trust of America, Inc. — Class A	2.2%
Equity LifeStyle Properties, Inc.	2.1%
Iron Mountain, Inc.	2.0%
Terreno Realty Corp.	2.0%
Ventas, Inc.	2.0%
Top Ten Total	24.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2020

	1 Year	Since Inception (02/26/16)
A-Class Shares	8.81%	4.95%
A-Class Shares with sales charge	3.65%	3.84%
C-Class Shares	7.99%	4.14%
C-Class Shares with CDSC§	6.99%	4.14%
P-Class Shares	8.79%	4.86%
Institutional Class Shares	9.06%	5.16%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.10%	1.29%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class, and Institutional Class will vary due to differences in fee structures.

‡

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 1 Year, 5 Year and 10 Year average annual returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2020
MARKET NEUTRAL REAL ESTATE FUND

	Shares	Value
COMMON STOCKS† - 50.3%

REITs - 48.5%
REITs-Warehouse/Industries - 8.3%
Innovative Industrial Properties, Inc.	15,997	$1,985,388
Terreno Realty Corp.	21,348	1,169,016
Americold Realty Trust	30,378	1,086,014
CyrusOne, Inc.	8,201	574,316
Total REITs-Warehouse/Industries		4,814,734

REITs-Health Care - 7.8%
Healthcare Trust of America, Inc. — Class A	49,551	1,288,326
Ventas, Inc.	27,528	1,155,075
Sabra Health Care REIT, Inc.	79,765	1,099,561
Healthpeak Properties, Inc.	35,457	962,658
Total REITs-Health Care		4,505,620

REITs-Office Property - 7.2%
Cousins Properties, Inc.	39,029	1,115,839
Corporate Office Properties Trust	45,788	1,086,091
Columbia Property Trust, Inc.	95,508	1,041,992
Highwoods Properties, Inc.	27,559	925,156
Total REITs-Office Property		4,169,078

REITs-Apartments - 4.9%
American Homes 4 Rent — Class A	50,382	1,434,879
Invitation Homes, Inc.	50,068	1,401,403
Total REITs-Apartments		2,836,282

REITs-Manufactured Homes - 4.1%
Equity LifeStyle Properties, Inc.	20,025	1,227,533
Sun Communities, Inc.	8,105	1,139,644
Total REITs-Manufactured Homes		2,367,177

REITs-Storage - 4.0%
Iron Mountain, Inc.	43,706	1,170,884
National Storage Affiliates Trust	35,175	1,150,574
Total REITs-Storage		2,321,458

REITs-Diversified - 4.0%
Safehold, Inc.	27,658	1,717,562
Crown Castle International Corp.	3,381	562,937
Total REITs-Diversified		2,280,499

REITs-Hotels - 2.8%
MGM Growth Properties LLC — Class A	38,637	1,081,063
Sunstone Hotel Investors, Inc.	66,659	529,272
Total REITs-Hotels		1,610,335

REITs-Mortgage - 2.8%
AGNC Investment Corp.	113,991	1,585,615

REITs-Shopping Centers - 1.8%
Weingarten Realty Investors	33,771	572,756
Regency Centers Corp.	12,861	488,975
Total REITs-Shopping Centers		1,061,731

REITs-Single Tenant - 0.8%
NETSTREIT Corp.	25,346	462,818
Total REITs		28,015,347

Lodging - 1.8%
Hotels & Motels - 0.9%
Wyndham Hotels & Resorts, Inc.	10,950	552,975

Casino Hotels - 0.9%
Wynn Resorts Ltd.	7,156	513,872
Total Lodging		1,066,847

Total Common Stocks
(Cost $28,186,590)		29,082,194

MONEY MARKET FUND† - 49.2%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares, 0.00%[1]	28,471,092	28,471,092
Total Money Market Fund
(Cost $28,471,092)		28,471,092

Total Investments - 99.5%
(Cost $56,657,682)		$57,553,286
Other Assets & Liabilities, net - 0.5%		261,205
Total Net Assets - 100.0%		$57,814,491

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation
OTC Custom Basket Swap Agreements Sold Short ††
Goldman Sachs International	GS Equity Custom Basket	0.11% (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	$13,803,922	$9,530
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	0.21% (Federal Funds Rate - 0.30%)	At Maturity	07/22/24	13,803,922	10,456
					$27,607,844	$19,986

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MARKET NEUTRAL REAL ESTATE FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY SHORT CUSTOM BASKET
Financial
RLJ Lodging Trust	42,937	(2.69)%	$124,128
Kimco Realty Corp.	46,245	(3.77)%	59,668
Kilroy Realty Corp.	11,110	(4.18)%	59,055
Paramount Group, Inc.	93,705	(4.81)%	52,080
UDR, Inc.	10,300	(2.43)%	43,260
Vornado Realty Trust	16,243	(3.97)%	42,862
Hersha Hospitality Trust	50,995	(2.05)%	23,177
National Retail Properties, Inc.	11,613	(2.90)%	21,946
Park Hotels & Resorts, Inc.	36,196	(2.62)%	18,313
Brandywine Realty Trust	53,631	(4.02)%	15,705
AvalonBay Communities, Inc.	4,937	(5.34)%	4,969
Digital Realty Trust, Inc.	1,940	(2.06)%	(644)
Essential Properties Realty Trust, Inc.	15,674	(2.08)%	(2,734)
Brixmor Property Group, Inc.	34,812	(2.95)%	(6,083)
Welltower, Inc.	4,817	(1.92)%	(6,762)
Global Net Lease, Inc.	27,875	(3.21)%	(12,031)
STAG Industrial, Inc.	19,622	(4.33)%	(15,220)
Public Storage	2,630	(4.24)%	(17,902)
Hudson Pacific Properties, Inc.	26,984	(4.29)%	(18,587)
Industrial Logistics Properties Trust	13,879	(2.20)%	(22,354)
Physicians Realty Trust	36,025	(4.67)%	(25,597)
Kennedy-Wilson Holdings, Inc.	41,478	(4.36)%	(31,277)
CBRE Group, Inc. — Class A	10,385	(3.53)%	(44,280)
Pebblebrook Hotel Trust	28,226	(2.56)%	(53,338)
Monmouth Real Estate Investment Corp.	51,052	(5.12)%	(63,488)
Four Corners Property Trust, Inc.	12,886	(2.39)%	(67,422)
STORE Capital Corp.	31,767	(6.34)%	(160,739)
Total Financial			(83,295)

Consumer, Cyclical
Hilton Worldwide Holdings, Inc.	3,161	(1.95)%	14,426

Exchange Traded Funds
Vanguard Real Estate ETF	5,281	(3.02)%	79,325
Total MS Equity Short Custom Basket			$10,456

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
GS EQUITY SHORT CUSTOM BASKET
Financial
RLJ Lodging Trust	42,937	(2.69)%	$122,181
Kimco Realty Corp.	46,245	(3.77)%	60,616
Kilroy Realty Corp.	11,110	(4.18)%	57,900
Paramount Group, Inc.	93,705	(4.81)%	51,964
UDR, Inc.	10,300	(2.43)%	43,307
Vornado Realty Trust	16,243	(3.97)%	43,043
Hersha Hospitality Trust	50,995	(2.05)%	23,641
National Retail Properties, Inc.	11,613	(2.90)%	21,737
Park Hotels & Resorts, Inc.	36,196	(2.62)%	18,390
Brandywine Realty Trust	53,631	(4.02)%	12,958
AvalonBay Communities, Inc.	4,937	(5.34)%	4,578
Digital Realty Trust, Inc.	1,940	(2.06)%	(632)
Essential Properties Realty Trust, Inc.	15,674	(2.08)%	(2,765)
Welltower, Inc.	4,817	(1.92)%	(6,128)
Brixmor Property Group, Inc.	34,812	(2.95)%	(7,994)
Global Net Lease, Inc.	27,875	(3.21)%	(12,208)
STAG Industrial, Inc.	19,622	(4.33)%	(15,263)
Public Storage	2,630	(4.24)%	(15,604)
Hudson Pacific Properties, Inc.	26,984	(4.29)%	(17,818)
Industrial Logistics Properties Trust	13,879	(2.20)%	(22,320)
Physicians Realty Trust	36,025	(4.67)%	(25,946)
Kennedy-Wilson Holdings, Inc.	41,478	(4.36)%	(31,271)
CBRE Group, Inc. — Class A	10,385	(3.53)%	(44,212)
Pebblebrook Hotel Trust	28,226	(2.56)%	(52,343)
Monmouth Real Estate Investment Corp.	51,052	(5.12)%	(63,084)
Four Corners Property Trust, Inc.	12,886	(2.39)%	(66,809)
STORE Capital Corp.	31,767	(6.34)%	(160,212)
Total Financial			(84,294)

Consumer, Cyclical
Hilton Worldwide Holdings, Inc.	3,161	(1.95)%	14,319

Exchange Traded Funds
Vanguard Real Estate ETF	5,281	(3.02)%	79,505
Total GS Equity Short Custom Basket			$9,530

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2020
MARKET NEUTRAL REAL ESTATE FUND

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of September 30, 2020.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$29,082,194	$—	$—	$29,082,194
Money Market Fund	28,471,092	—	—	28,471,092
Equity Custom Basket Swap Agreements**	—	19,986	—	19,986
Total Assets	$57,553,286	$19,986	$—	$57,573,272

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

MARKET NEUTRAL REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2020

Assets:
Investments, at value (cost $56,657,682)	$57,553,286
Cash	25
Unrealized appreciation on OTC swap agreements	19,986
Prepaid expenses	35,266
Receivables:
Securities sold	443,164
Dividends	131,261
Fund shares sold	113,367
Interest	139
Total assets	58,296,494

Liabilities:
Payable for:
Swap settlement	342,611
Professional fees	39,407
Securities purchased	38,487
Management fees	35,896
Fund shares redeemed	10,058
Distribution and service fees	4,273
Fund accounting/administration fees	3,188
Transfer agent/maintenance fees	2,493
Trustees’ fees*	386
Miscellaneous	5,204
Total liabilities	482,003
Net assets	$57,814,491

Net assets consist of:
Paid in capital	$56,922,151
Total distributable earnings (loss)	892,340
Net assets	$57,814,491

A-Class:
Net assets	$11,722,848
Capital shares outstanding	416,055
Net asset value per share	$28.18
Maximum offering price per share (Net asset value divided by 95.25%)	$29.59

C-Class:
Net assets	$333,033
Capital shares outstanding	12,244
Net asset value per share	$27.20

P-Class:
Net assets	$8,359,820
Capital shares outstanding	307,055
Net asset value per share	$27.23

Institutional Class:
Net assets	$37,398,790
Capital shares outstanding	1,339,375
Net asset value per share	$27.92

STATEMENT OF OPERATIONS
Year Ended September 30, 2020

Investment Income:
Dividends	$440,036
Interest	25,258
Total investment income	465,294

Expenses:
Management fees	304,566
Distribution and service fees:
A-Class	18,852
C-Class	2,499
P-Class	6,111
Transfer agent/maintenance fees:
A-Class	19,076
C-Class	496
P-Class	2,362
Institutional Class	11,341
Registration fees	66,082
Professional fees	53,776
Fund accounting/administration fees	28,610
Trustees’ fees*	17,639
Custodian fees	7,259
Line of credit fees	578
Interest expense	75
Miscellaneous	20,450
Recoupment of previously waived fees:
A-Class	15
C-Class	2
P-Class	3
Institutional Class	45
Total expenses	559,837
Less:
Expenses reimbursed by Adviser:
A Class	(27,902)
C Class	(852)
P Class	(3,194)
Institutional Class	(25,531)
Expenses waived by Adviser	(87,399)
Earnings credits applied	(58)
Total waived/reimbursed expenses	(144,936)
Net expenses	414,901
Net investment income	50,393

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,645,397
Swap agreements	(1,298,898)
Net realized gain	346,499
Net change in unrealized appreciation (depreciation) on:
Investments	(94,183)
Swap agreements	290,119
Net change in unrealized appreciation (depreciation)	195,936
Net realized and unrealized gain	542,435
Net increase in net assets resulting from operations	$592,828

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MARKET NEUTRAL REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$50,393	$89,942
Net realized gain on investments	346,499	87,157
Net change in unrealized appreciation (depreciation) on investments	195,936	467,696
Net increase in net assets resulting from operations	592,828	644,795

Distributions to shareholders:
A-Class	(137,475)	(23,934)
C-Class	(4,629)	(1,887)
P-Class	(13,269)	(8,952)
Institutional Class	(232,931)	(123,892)
Total distributions to shareholders	(388,304)	(158,665)

Capital share transactions:
Proceeds from sale of shares
A-Class	15,384,801	444,400
C-Class	305,070	7,500
P-Class	9,192,551	93,822
Institutional Class	34,862,781	7,504
Distributions reinvested
A-Class	133,439	23,478
C-Class	4,629	1,887
P-Class	13,147	8,952
Institutional Class	232,932	123,892
Cost of shares redeemed
A-Class	(6,481,122)	(359,944)
C-Class	(119,128)	(16,459)
P-Class	(1,198,642)	(268,362)
Institutional Class	(3,432,966)	(27,812)
Net increase from capital share transactions	48,897,492	38,858
Net increase in net assets	49,102,016	524,988

Net assets:
Beginning of year	8,712,475	8,187,487
End of year	$57,814,491	$8,712,475

Capital share activity:
Shares sold
A-Class	537,993	17,134
C-Class	11,172	292
P-Class	338,094	3,568
Institutional Class	1,249,909	289
Shares issued from reinvestment of distributions
A-Class	5,172	922
C-Class	185	76
P-Class	527	363
Institutional Class	9,127	4,912
Shares redeemed
A-Class	(229,755)	(14,079)
C-Class	(4,292)	(640)
P-Class	(44,287)	(10,616)
Institutional Class	(124,553)	(1,078)
Net increase in shares	1,749,292	1,143

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

MARKET NEUTRAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$26.95	$25.16	$26.47	$24.45	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.02)	.25	.50	.08	.24
Net gain (loss) on investments (realized and unrealized)	2.30	1.78	(.41)	1.94	(.79)
Total from investment operations	2.28	2.03	.09	2.02	(.55)
Less distributions from:
Net investment income	(.25)	(.01)	—	—	—
Net realized gains	(.80)	(.23)	(1.40)	—	—
Total distributions	(1.05)	(.24)	(1.40)	—	—
Net asset value, end of period	$28.18	$26.95	$25.16	$26.47	$24.45

Total Return[c]	8.81%	8.12%	0.13%	8.38%	(2.20%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,723	$2,766	$2,482	$109	$100
Ratios to average net assets:
Net investment income (loss)	(0.06%)	0.96%	2.00%	0.31%	1.66%
Total expenses[d]	2.38%	3.99%	5.01%	4.88%	3.74%
Net expenses[e,f,g]	1.65%	1.62%	1.65%	1.65%	1.64%
Portfolio turnover rate	355%	180%	216%	145%	135%

C-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$26.07	$24.67	$26.16	$24.35	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.15)	.05	.12	(.11)	.12
Net gain (loss) on investments (realized and unrealized)	2.16	1.70	(.21)	1.92	(.77)
Total from investment operations	2.01	1.75	(.09)	1.81	(.65)
Less distributions from:
Net investment income	(.08)	(.12)	—	—	—
Net realized gains	(.80)	(.23)	(1.40)	—	—
Total distributions	(.88)	(.35)	(1.40)	—	—
Net asset value, end of period	$27.20	$26.07	$24.67	$26.16	$24.35

Total Return[c]	7.99%	7.15%	(0.59%)	7.56%	(2.60%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$333	$135	$134	$143	$97
Ratios to average net assets:
Net investment income (loss)	(0.56%)	0.18%	0.47%	(0.52%)	0.93%
Total expenses[d]	3.17%	4.66%	5.72%	5.70%	4.47%
Net expenses[e,f,g]	2.40%	2.40%	2.38%	2.40%	2.38%
Portfolio turnover rate	355%	180%	216%	145%	135%

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MARKET NEUTRAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$26.10	$25.14	$26.48	$24.45	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	—	.20	.33	.16	.26
Net gain (loss) on investments (realized and unrealized)	2.20	1.71	(.27)	1.87	(.81)
Total from investment operations	2.20	1.91	.06	2.03	(.55)
Less distributions from:
Net investment income	(.27)	(.72)	—	—	—
Net realized gains	(.80)	(.23)	(1.40)	—	—
Total distributions	(1.07)	(.95)	(1.40)	—	—
Net asset value, end of period	$27.23	$26.10	$25.14	$26.48	$24.45

Total Return	8.79%	7.80%	0.09%	8.34%	(2.20%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,360	$332	$488	$324	$124
Ratios to average net assets:
Net investment income (loss)	0.00%	0.77%	1.26%	0.52%	1.64%
Total expenses[d]	2.00%	4.05%	4.93%	5.18%	3.65%
Net expenses[e,f,g]	1.65%	1.65%	1.65%	1.65%	1.66%
Portfolio turnover rate	355%	180%	216%	145%	135%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

MARKET NEUTRAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$26.74	$25.32	$26.57	$24.49	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.09	.31	.36	.14	.28
Net gain (loss) on investments (realized and unrealized)	2.23	1.73	(.21)	1.94	(.79)
Total from investment operations	2.32	2.04	.15	2.08	(.51)
Less distributions from:
Net investment income	(.34)	(.39)	—	—	—
Net realized gains	(.80)	(.23)	(1.40)	—	—
Total distributions	(1.14)	(.62)	(1.40)	—	—
Net asset value, end of period	$27.92	$26.74	$25.32	$26.57	$24.49

Total Return	9.06%	8.19%	0.36%	8.62%	(2.04%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,399	$5,479	$5,083	$4,995	$4,604
Ratios to average net assets:
Net investment income (loss)	0.32%	1.18%	1.39%	0.55%	1.92%
Total expenses[d]	1.85%	3.57%	4.59%	4.52%	3.41%
Net expenses[e,f,g]	1.40%	1.40%	1.40%	1.40%	1.39%
Portfolio turnover rate	355%	180%	216%	145%	135%

[a]	Since commencement of operations: February 26, 2016. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	0.00%*	0.00%*	—	0.22%
C-Class	0.00%*	0.02%	—	0.22%
P-Class	0.00%*	0.01%	—	0.16%
Institutional Class	0.00%*	0.03%	—	0.18%

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/20	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	1.65%	1.62%	1.65%	1.63%	1.63%
C-Class	2.40%	2.40%	2.37%	2.37%	2.37%
P-Class	1.64%	1.65%	1.65%	1.63%	1.65%
Institutional Class	1.40%	1.40%	1.40%	1.38%	1.38%

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2020

To Our Shareholders:

Guggenheim Risk Managed Real Estate Fund (the “Fund”) is managed by a team of seasoned professionals led by Thomas Youn, CFA, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended September 30, 2020.

For the fiscal year ended September 30, 2020, the Guggenheim Risk Managed Real Estate Fund returned -6.73%1, compared with the -18.16% return of its benchmark, the FTSE NAREIT Equity REITs Index (“REIT Index”).

Investment Approach

Our investment framework follows a differentiated approach to REIT investing that seeks to both outperform the REIT index and to actively mitigate volatility and drawdown risk. To accomplish this, the strategy combines a traditional long-only REIT strategy, a market-neutral long/short REIT strategy, and a framework for actively modulating the Fund’s overall market exposure. The Fund will typically maintain an average market exposure, or beta to the REIT index, of approximately 0.90 by targeting an average long-only sleeve allocation of 90% and long/short sleeve allocation of 40%. The targeted sleeve weights are adjusted monthly to effectively modulate the Fund’s overall market exposure as warranted by market conditions.

The underlying long-only and long/short sleeves are managed independently within the Fund using a fundamental, relative value framework that is specialized for the real estate sector. Top-down views on private commercial real estate (“CRE”) and public REIT markets are formulated to drive sector allocation decisions. Individual securities are evaluated and selected on a bottom-up basis using fundamental analysis and due diligence.

Market Review

2020 will be remembered for the COVID-19 pandemic and the massive shock to the global economy. Perhaps equally as shocking was the strong performance of risk assets despite a global economic shutdown thanks to unprecedented levels of monetary and fiscal stimulus. While REITs rallied and outperformed the broad market in 2019, following several years of underperformance, those trends quickly reversed once the pandemic arrived in the Spring of 2020 with REITs being one of the worst performing assets since then. Sentiment towards REITs and commercial real estate turned decidedly negative with frequent headlines highlighting closed hotels, closed shopping centers and unused office space as employees work from home.

The performance dispersion among property sectors that benefit from social distancing versus sectors most negatively impacted was extreme. The best-performing REIT sectors during the fiscal year were data centers (+22%), wireless infrastructure (+18%) and industrial (+14%). Data center and wireless tower REITs were clear beneficiaries of the work from home movement as companies and individuals moved away from local computers and phone networks to cloud-based computing and wireless phone services. Similarly, industrial demand benefitted from the accelerated shift from physical to online shopping. The worst-performing sectors were regional malls (-56%), hotels (-47%), and shopping center REITs (-45%). Regional malls and local shopping centers suffered from tenant closures and are on the losing end of the trend away from bricks-and-mortar retail towards online shopping . Hotels have been the most severely impacted property type, particularly those most reliant on business travel demand.

Interestingly, the private market has not experienced the same level of price declines as the public REIT market. Rather, transaction volume fell significantly as sellers have opted to wait out the pandemic. As a result, the bid/ask spread between buyers and sellers gapped out meaningfully. Further, while property buyers have generally reduced their cash flow forecasts, valuations have held steady as cap rates have steady remained stable and have even declined in certain sectors due to the sharp decline in interest rates.

Overall, CRE fundamentals remain surprisingly resilient aside from several particularly challenged sectors. Weighted by the REIT index market capitalization, roughly 90% of property types have seen only moderate to minimal disruption from the pandemic while the remaining 10% is comprised primarily of the lodging and retail sectors. To be sure, operating fundamentals have softened with slight occupancy declines, lower asking rents, higher leasing concessions and a modest increase in uncollected rents. However, the net impact of these trends has been modest for the REIT industry overall.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

MANAGERS’ COMMENTARY (Unaudited)(continued)	September 30, 2020

Capital market conditions remain particularly robust for REITs with ample access to both the corporate bond market and the equity market. Private lending conditions are bit more bifurcated between those sectors that are faring well through the pandemic and those that are most heavily impacted.

Performance Review

The Fund outperformed its benchmark by 11.44% for the fiscal year ended September 30, 2020. Inception-to-date, the Fund has outperformed the benchmark index by 3.50% annually, net of fees, with an annualized gain of 8.72% compared to 5.22% for the index. Consistent with the Fund’s objective, the Fund has also managed risk with a 22% reduction in annualized daily volatility during the fiscal year.

The Fund’s outperformance was primarily driven by the Fund’s below average market exposure in addition to strong alpha generation within the long-only and long/short sleeves. The Fund maintained an average long-only sleeve weight of 82% and a long/short sleeve weight of 45% during the fiscal year. The defensive allocation level resulted in a 3.23% positive contribution to the Fund’s relative performance given the benchmark’s -18.16% loss. The long-only sleeve outperformed the benchmark index by 5.28%, contributing 4.74% to the Fund’s relative performance. Finally, the long/short sleeve generated positive absolute returns of 10.00% resulting in a 4.54% positive contribution to the Fund’s relative performance.

The Fund utilizes total return swaps to gain exposure to individual equity REIT securities and to obtain leverage. Of the 45% total average long/short allocation for the year, roughly 15% was made using cash positions and 30% was made using total return swaps. Derivative exposure performed as expected.

Outlook

Our outlook on the REIT sector is bullish. After maintaining a cautious view on the broader economy and the CRE cycle for the past several years, this is a material change to our view on REITs. Despite the challenges faced by the REIT sector as it navigates through the pandemic, our bullish outlook runs contrary to the negative market sentiment towards REITs and the negative headlines surrounding CRE.

What drives our bullish view?

●	Multi-year underperformance vs. other major assets on a relative and absolute basis

●	REIT fundamentals that are much better than what headlines would suggest

●	Extreme valuation discount on a relative and absolute basis

●	Attractive relative yield with potential inflation protection

REITs have lagged the S&P 500 by 33.3% over the past year as the pandemic raised concerns over the potential impact social distancing may have on real estate owners. REITs were the third worst performing sector in the S&P 500. In contrast, fundamentals for REITs overall are holding up much better than the negative performance and sentiment would suggest. While retail centers and hotels grab headlines, consider that traditional CRE sectors (office, industrial, apartments, retail and hotels) only represent approximately one-third of the REIT index by market capitalization. The other two-thirds is comprised of non-traditional real estate sectors that are faring quite well during the pandemic. In fact, some sectors are benefitting from social distancing with stronger tenant demand. Data centers, wireless towers, self storage and single family rental homes are examples. The net result, blending both the “winning” sectors and the “losing” sectors by market capitalization is a REIT industry that has seen relatively stability in its earnings, dividends and private market real estate valuations.

The sharp 18% decline in the REIT index YTD, in contrast with the rally in most other major asset classes, leaves REIT valuations extremely attractive on an absolute basis and on a relative basis. To be sure, there are only two other times since the modern REIT era began in the early 1990s that relative valuations for REITs were as attractive as they are today – the Dot-Com Bubble of 2001 and the Great Financial Crisis of 2009 – and both time periods proved to be great buying opportunities for REITs.

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2020

Strategy

Given our constructive view on REITs, the Fund has reduced its defensive bias both in terms of overall market exposure as well as the underlying long-only and long/short portfolio sleeves. Since 2019 the Fund had maintained a long-only allocation of approximately 80%, which is a defensive level for the Fund. In the wake of the recent market correction and unusually attractive REIT valuation levels the Fund’s long-only allocation increased to 87% at the end of September and increased to 93% shortly thereafter. This is a slightly offensive posture for the strategy considering that the Fund targets a 90% in neutral market conditions. Should another major market dislocation occur, the Fund stands ready to opportunistically increase the long-only allocation further. As a reminder, the Fund was designed to operate with a maximum beta to the REIT index of up to 1.20 (120% long-only allocation) which provides us with ample dry powder.

Similarly, the defensive posture of the underlying long-only and long/short sleeves has also been reduced to more neutral positioning over the course of the year. Key sector overweights at period-end include niche residential sectors (manufactured housing and single-family-rental), healthcare and net lease REITs. We believe these sectors present attractive growth prospects relative to current valuations and a balance of offensive and defensive attributes. Key sector underweights are lodging, office, and retail REITs. Although these sectors are heavily discounted from pre-pandemic levels, we believe these sectors may not be fully discounting the near-to-intermediate term risks.

Looking forward, the Fund will continue striving to outperform its benchmark and to fully participate in a potential recovery of the REIT sector while still seeking to reduce daily volatility and major drawdowns. Given today’s extreme valuation discount and negative sentiment towards the REIT sector we believe REITs are well positioned with significant upside potential once we emerge from this pandemic.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2020

RISK MANAGED REAL ESTATE FUND

OBJECTIVE: Seeks to provide total return, comprised of capital appreciation and current income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	March 28, 2014
C-Class	March 28, 2014
P-Class	May 1, 2015
Institutional Class	March 28, 2014

Ten Largest Holdings (% of Total Net Assets)
Equinix, Inc.	7.7%
Prologis, Inc.	7.7%
Digital Realty Trust, Inc.	4.5%
Welltower, Inc.	3.1%
Invitation Homes, Inc.	2.9%
Ventas, Inc.	2.9%
Safehold, Inc.	2.8%
Public Storage	2.7%
Healthpeak Properties, Inc.	2.7%
Alexandria Real Estate Equities, Inc.	2.4%
Top Ten Total	39.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2020

	1 Year	5 Year	Since Inception (03/28/14)
A-Class Shares	(6.73%)	7.46%	8.72%
A-Class Shares with sales charge‡	(11.16%)	6.43%	7.91%
C-Class Shares	(7.48%)	6.64%	7.89%
C-Class Shares with CDSC§	(8.36%)	6.64%	7.89%
Institutional Class Shares	(6.48%)	7.77%	9.03%
FTSE NAREIT EQUITY REITs Total Return Index	(18.16%)	3.95%	5.22%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	(6.81%)	7.44%	6.12%
FTSE NAREIT EQUITY REITs Total Return Index	(18.16%)	3.95%	2.94%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the

Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The FTSE NAREIT EQUITY REITs Total Return Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for

C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS	September 30, 2020
RISK MANAGED REAL ESTATE FUND

	Shares	Value
COMMON STOCKS† - 94.5%

REITs - 93.9%
REITs-Diversified - 22.0%
Equinix, Inc.[1]	32,590	$24,772,637
Digital Realty Trust, Inc.[1]	97,421	14,297,506
Safehold, Inc.	145,330	9,024,993
VICI Properties, Inc.	269,407	6,296,042
Gaming and Leisure Properties, Inc.[1]	134,874	4,980,900
WP Carey, Inc.[1]	72,626	4,732,310
Duke Realty Corp.	58,861	2,171,971
CoreSite Realty Corp.[1]	13,849	1,646,369
SBA Communications Corp.	4,154	1,322,966
American Tower Corp. — Class A	4,705	1,137,340
Crown Castle International Corp.	1,097	182,651
Total REITs-Diversified		70,565,685

REITs-Warehouse/Industries - 16.5%
Prologis, Inc.	245,141	24,666,087
Innovative Industrial Properties, Inc.	42,495	5,274,054
Americold Realty Trust[1]	140,897	5,037,068
Rexford Industrial Realty, Inc.[1]	108,209	4,951,644
Terreno Realty Corp.[1]	85,709	4,693,425
EastGroup Properties, Inc.	25,612	3,312,400
First Industrial Realty Trust, Inc.	62,223	2,476,475
CyrusOne, Inc.[1]	34,907	2,444,537
Total REITs-Warehouse/Industries		52,855,690

REITs-Apartments - 13.0%
Invitation Homes, Inc.[1]	332,566	9,308,522
Mid-America Apartment Communities, Inc.	52,578	6,096,419
AvalonBay Communities, Inc.	39,636	5,919,240
Equity Residential	105,580	5,419,421
American Homes 4 Rent — Class A1	188,259	5,361,616
Essex Property Trust, Inc.	19,995	4,014,796
Camden Property Trust[1]	40,250	3,581,445
UDR, Inc.	63,772	2,079,605
Total REITs-Apartments		41,781,064

REITs-Health Care - 12.9%
Welltower, Inc.	178,635	9,841,002
Ventas, Inc.	219,232	9,198,975
Healthpeak Properties, Inc.[1]	315,860	8,575,599
Sabra Health Care REIT, Inc.[1]	308,707	4,255,526
Omega Healthcare Investors, Inc.	107,069	3,205,646
Healthcare Trust of America, Inc. — Class A1	97,128	2,525,328
Medical Properties Trust, Inc.	109,042	1,922,410
CareTrust REIT, Inc.	98,889	1,759,730
Total REITs-Health Care		41,284,216

REITs-Storage — 8.9%
Public Storage	39,303	8,753,564
Extra Space Storage, Inc.	64,637	6,915,513
Iron Mountain, Inc.	176,949	4,740,464
Life Storage, Inc.	32,109	3,380,114
National Storage Affiliates Trust	83,006	2,715,126
CubeSmart[1]	67,548	2,182,476
Total REITs-Storage		28,687,257

REITs-Office Property - 8.8%
Alexandria Real Estate Equities, Inc.[1]	47,222	7,555,520
Cousins Properties, Inc.[1]	163,622	4,677,953
Corporate Office Properties Trust[1]	176,604	4,189,047
Highwoods Properties, Inc.[1]	119,320	4,005,572
VEREIT, Inc.	608,453	3,954,945
Boston Properties, Inc.[1]	30,052	2,413,176
Kilroy Realty Corp.	15,510	805,900
Douglas Emmett, Inc.[1]	13,937	349,819
Columbia Property Trust, Inc.	30,330	330,900
Total REITs-Office Property		28,282,832

REITs-Manufactured Homes - 4.1%
Sun Communities, Inc.[1]	49,495	6,959,492
Equity LifeStyle Properties, Inc.	103,173	6,324,505
Total REITs-Manufactured Homes		13,283,997

REITs-Single Tenant - 3.0%
Realty Income Corp.[1]	121,438	7,377,359
Spirit Realty Capital, Inc.	65,654	2,215,823
NETSTREIT Corp.	8,092	147,760
Total REITs-Single Tenant		9,740,942

REITs-Mortgage - 1.6%
AGNC Investment Corp.	259,632	3,611,481
Annaly Capital Management, Inc.	222,636	1,585,168
Total REITs-Mortgage		5,196,649

REITs-Shopping Centers - 1.4%
Regency Centers Corp.	61,452	2,336,405
Weingarten Realty Investors	126,794	2,150,426
Total REITs-Shopping Centers		4,486,831

REITs-Hotels - 1.2%
MGM Growth Properties LLC — Class A	91,529	2,560,981
Sunstone Hotel Investors, Inc.	169,680	1,347,259
Total REITs-Hotels		3,908,240

REITs-Regional Malls - 0.5%
Simon Property Group, Inc.	23,125	1,495,725
Total REITs		301,569,128

Lodging - 0.6%
Casino Hotels - 0.5%
Wynn Resorts Ltd.	21,350	1,533,144

Hotels & Motels - 0.1%
Wyndham Hotels & Resorts, Inc.	3,484	175,942
Total Lodging		1,709,086

Total Common Stocks
(Cost $294,613,962)		303,278,214

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
RISK MANAGED REAL ESTATE FUND

	Shares	Value
MONEY MARKET FUND† - 4.9%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[2]	15,826,471	$15,826,471
Total Money Market Fund
(Cost $15,826,471)		15,826,471

Total Investments - 99.4%
(Cost $310,440,433)		$319,104,685

COMMON STOCKS SOLD SHORT† - (3.1)%
Lodging - (0.1)%
Hotels & Motels - (0.1)%
Hilton Worldwide Holdings, Inc.	2,038	(173,882)

Real Estate - (0.1)%
Real Estate Management/Services - (0.1)%
CBRE Group, Inc. — Class A*	6,640	(311,881)

Private Equity - (0.1)%
Kennedy-Wilson Holdings, Inc.	26,668	(387,219)

REITs - (2.8)%
REITs-Storage - (0.1)%
Public Storage	1,693	(377,065)

REITs-Health Care - (0.2)%
Welltower, Inc.	3,067	(168,961)
Physicians Realty Trust	23,058	(412,969)
Total REITs-Health Care		(581,930)

REITs-Shopping Centers - (0.2)%
Brixmor Property Group, Inc.	22,173	(259,202)
Kimco Realty Corp.	29,533	(332,542)
Total REITs-Shopping Centers		(591,744)

REITs-Apartments - (0.2)%
UDR, Inc.	6,618	(215,813)
AvalonBay Communities, Inc.	3,191	(476,544)
Total REITs-Apartments		(692,357)

REITs-Hotels - (0.3)%
Hersha Hospitality Trust	32,248	(178,654)
Pebblebrook Hotel Trust	18,141	(227,307)
Park Hotels & Resorts, Inc.	23,106	(230,829)
RLJ Lodging Trust	27,530	(238,410)
Total REITs-Hotels		(875,200)

REITs-Warehouse/Industries - (0.3)%
Industrial Logistics Properties Trust	8,888	(194,381)
STAG Industrial, Inc.	12,543	(382,436)
Monmouth Real Estate Investment Corp.	32,881	(455,402)
Total REITs-Warehouse/Industries		(1,032,219)

REITs-Single Tenant - (0.4)%
Essential Properties Realty Trust, Inc.	10,014	(183,456)
Four Corners Property Trust, Inc.	8,840	(226,216)
National Retail Properties, Inc.	7,379	(254,649)
STORE Capital Corp.	20,250	(555,457)
Total REITs-Single Tenant		(1,219,778)

REITs-Diversified - (0.4)%
Global Net Lease, Inc.	17,850	(283,815)
Digital Realty Trust, Inc.[1]	7,975	(1,170,411)
Total REITs-Diversified		(1,454,226)

REITs-Office Property - (0.6)%
Vornado Realty Trust	10,331	(348,258)
Brandywine Realty Trust	34,284	(354,497)
Kilroy Realty Corp.	7,115	(369,695)
Hudson Pacific Properties, Inc.	17,280	(378,950)
Paramount Group, Inc.	59,265	(419,596)
Total REITs-Office Property		(1,870,996)

Total REITs		(8,695,515)

Total Common Stocks Sold Short
(Proceeds $9,381,910)		(9,568,497)

EXCHANGE-TRADED FUNDS SOLD SHORT† - (0.1)%
Vanguard Real Estate ETF	3,400	(268,464)
Total Exchange-Traded Funds Sold Short
(Proceeds $276,924)		(268,464)

Total Securities Sold Short - (3.1)%
(Proceeds $9,658,834)		$(9,836,961)
Other Assets & Liabilities, net - 3.7%		11,739,014
Total Net Assets - 100.0%		$321,006,738

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
RISK MANAGED REAL ESTATE FUND

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation
OTC Custom Basket Swap Agreements ††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	0.49% (Federal Funds Rate + 0.40%)	At Maturity	06/12/24	$24,817,488	$637,810
Goldman Sachs International	GS Equity Custom Basket	0.54% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	24,864,131	635,542
					$49,681,619	$1,273,352
OTC Custom Basket Swap Agreements Sold Short ††
Goldman Sachs International	GS Equity Custom Basket	(0.11)% (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	$23,519,562	$469,540
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	(0.21)% (Federal Funds Rate - 0.30%)	At Maturity	06/12/24	23,519,562	475,781
					$47,039,124	$945,321

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY LONG CUSTOM BASKET
Financial
Safehold, Inc.	23,318	5.84%	$708,797
Innovative Industrial Properties, Inc.	13,640	6.82%	506,950
Invitation Homes, Inc.	42,692	4.81%	101,928
AGNC Investment Corp.	97,198	5.45%	98,917
American Homes 4 Rent — Class A	43,122	4.95%	57,016
Terreno Realty Corp.	18,203	4.02%	49,441
Sun Communities, Inc.	6,829	3.87%	47,425
Healthcare Trust of America, Inc. — Class A	42,251	4.43%	39,778
National Storage Affiliates Trust	29,992	3.95%	12,789
NETSTREIT Corp.	21,372	1.57%	11,326
Crown Castle International Corp.	2,899	1.94%	(421)
CyrusOne, Inc.	6,940	1.96%	(4,482)
Iron Mountain, Inc.	37,268	4.02%	(7,130)
Sunstone Hotel Investors, Inc.	56,839	1.82%	(9,132)
MGM Growth Properties LLC — Class A	32,945	3.71%	(17,571)
Regency Centers Corp.	10,967	1.68%	(22,199)
Ventas, Inc.	23,473	3.97%	(28,463)
Weingarten Realty Investors	28,795	1.97%	(32,600)
Equity LifeStyle Properties, Inc.	17,866	4.41%	(44,142)
Cousins Properties, Inc.	33,279	3.83%	(44,336)
Healthpeak Properties, Inc.	30,233	3.31%	(53,982)
Americold Realty Trust	25,903	3.73%	(69,619)
Corporate Office Properties Trust	39,042	3.73%	(111,682)
Columbia Property Trust, Inc.	81,438	3.58%	(133,422)
Sabra Health Care REIT, Inc.	68,014	3.78%	(142,516)
Highwoods Properties, Inc.	23,499	3.18%	(186,697)
Total Financial			725,973

Consumer, Cyclical
Wyndham Hotels & Resorts, Inc.	9,337	1.90%	(22,177)
Wynn Resorts Ltd.	6,102	1.77%	(65,986)
Total Consumer, Cyclical			(88,163)
Total MS Equity Long Custom Basket			$637,810

MS EQUITY SHORT CUSTOM BASKET
Financial
Kimco Realty Corp.	78,864	(3.76)%	$386,647
RLJ Lodging Trust	73,224	(2.70)%	236,990
Kilroy Realty Corp.	18,803	(4.15)%	105,204
Paramount Group, Inc.	159,801	(4.81)%	82,784
Vornado Realty Trust	27,700	(3.97)%	80,004
UDR, Inc.	17,566	(2.44)%	79,474
National Retail Properties, Inc.	19,804	(2.91)%	40,334
Monmouth Real Estate Investment Corp.	87,062	(5.13)%	33,473
Hersha Hospitality Trust	86,966	(2.05)%	33,103
Brandywine Realty Trust	91,461	(4.02)%	29,678
Park Hotels & Resorts, Inc.	61,727	(2.62)%	24,362

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
RISK MANAGED REAL ESTATE FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
AvalonBay Communities, Inc.	8,418	(5.35)%	$7,121
Industrial Logistics Properties Trust	23,489	(2.18)%	604
Digital Realty Trust, Inc.	3,307	(2.06)%	(675)
Essential Properties Realty Trust, Inc.	26,428	(2.06)%	(4,629)
Welltower, Inc.	8,214	(1.92)%	(16,793)
STAG Industrial, Inc.	33,462	(4.34)%	(17,211)
Global Net Lease, Inc.	47,177	(3.19)%	(20,282)
Brixmor Property Group, Inc.	59,366	(2.95)%	(28,519)
Public Storage	4,485	(4.25)%	(30,529)
Hudson Pacific Properties, Inc.	45,669	(4.26)%	(31,457)
Kennedy-Wilson Holdings, Inc.	70,734	(4.37)%	(45,779)
Physicians Realty Trust	61,436	(4.68)%	(47,002)
CBRE Group, Inc. — Class A	17,709	(3.54)%	(84,756)
Pebblebrook Hotel Trust	48,135	(2.56)%	(98,560)
Four Corners Property Trust, Inc.	23,048	(2.51)%	(124,755)
STORE Capital Corp.	53,530	(6.24)%	(304,665)
Total Financial			284,166

Exchange Traded Funds
Vanguard Real Estate ETF	9,006	(3.02)%	166,384

Consumer, Cyclical
Hilton Worldwide Holdings, Inc.	5,390	(1.96)%	25,231
Total MS Equity Short Custom Basket			$475,781

GS EQUITY LONG CUSTOM BASKET
Financial
Safehold, Inc.	23,318	5.82%	$706,145
Innovative Industrial Properties, Inc.	13,640	6.81%	518,777
Invitation Homes, Inc.	42,692	4.81%	102,263
AGNC Investment Corp.	97,198	5.44%	100,380
American Homes 4 Rent — Class A	43,122	4.94%	56,591
Terreno Realty Corp.	18,203	4.01%	51,056
Sun Communities, Inc.	6,829	3.86%	48,699
Healthcare Trust of America, Inc. — Class A	42,251	4.42%	35,714
NETSTREIT Corp.	23,926	1.76%	9,785
National Storage Affiliates Trust	29,992	3.95%	8,800
Crown Castle International Corp.	2,899	1.94%	(675)
CyrusOne, Inc.	6,940	1.95%	(4,682)
Iron Mountain, Inc.	37,268	4.02%	(6,819)
Sunstone Hotel Investors, Inc.	56,839	1.82%	(9,007)
MGM Growth Properties LLC — Class A	32,945	3.71%	(18,459)
Regency Centers Corp.	10,967	1.68%	(22,313)
Ventas, Inc.	23,473	3.96%	(30,223)
Weingarten Realty Investors	28,795	1.96%	(41,361)
Equity LifeStyle Properties, Inc.	17,866	4.40%	(41,606)
Cousins Properties, Inc.	33,279	3.83%	(41,694)
Healthpeak Properties, Inc.	30,233	3.30%	(53,209)
Americold Realty Trust	25,903	3.72%	(69,350)
Corporate Office Properties Trust	39,042	3.72%	(111,132)
Columbia Property Trust, Inc.	81,438	3.57%	(131,752)
Sabra Health Care REIT, Inc.	68,014	3.77%	(145,353)
Highwoods Properties, Inc.	23,499	3.17%	(187,292)
Total Financial			723,283

Consumer, Cyclical
Wyndham Hotels & Resorts, Inc.	9,337	1.90%	(21,824)
Wynn Resorts Ltd.	6,102	1.76%	(65,917)
Total Consumer, Cyclical			(87,741)
Total GS Equity Long Custom Basket			$635,542

GS EQUITY SHORT CUSTOM BASKET
Financial
Kimco Realty Corp.	78,864	(3.76)%	$386,604
RLJ Lodging Trust	73,224	(2.70)%	233,866
Kilroy Realty Corp.	18,803	(4.15)%	102,805
Paramount Group, Inc.	159,801	(4.81)%	82,730
Vornado Realty Trust	27,700	(3.97)%	80,294
UDR, Inc.	17,566	(2.44)%	79,570
National Retail Properties, Inc.	19,804	(2.91)%	40,027
Monmouth Real Estate Investment Corp.	87,062	(5.13)%	33,850
Hersha Hospitality Trust	86,966	(2.05)%	33,488
Brandywine Realty Trust	91,461	(4.02)%	24,518
Park Hotels & Resorts, Inc.	61,727	(2.62)%	24,392
AvalonBay Communities, Inc.	8,418	(5.35)%	6,474
Industrial Logistics Properties Trust	23,489	(2.18)%	849
Digital Realty Trust, Inc.	3,307	(2.06)%	(660)
Essential Properties Realty Trust, Inc.	26,428	(2.06)%	(4,681)
Welltower, Inc.	8,214	(1.92)%	(15,825)
STAG Industrial, Inc.	33,462	(4.34)%	(17,313)
Global Net Lease, Inc.	47,177	(3.19)%	(20,582)
Public Storage	4,485	(4.25)%	(26,609)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2020
RISK MANAGED REAL ESTATE FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Hudson Pacific Properties, Inc.	45,669	(4.26)%	$(30,155)
Brixmor Property Group, Inc.	59,366	(2.95)%	(33,376)
Kennedy-Wilson Holdings, Inc.	70,734	(4.37)%	(45,887)
Physicians Realty Trust	61,436	(4.68)%	(47,604)
CBRE Group, Inc. — Class A	17,709	(3.54)%	(84,644)
Pebblebrook Hotel Trust	48,135	(2.56)%	(97,024)
Four Corners Property Trust, Inc.	23,048	(2.51)%	(123,512)
STORE Capital Corp.	53,530	(6.24)%	(303,628)
Total Financial			277,967

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation
Consumer, Cyclical
Hilton Worldwide Holdings, Inc.	5,390	(1.96)%	$25,055

Exchange Traded Funds
Vanguard Real Estate ETF	9,006	(3.02)%	166,518
Total GS Equity Short Custom Basket			$469,540

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as custom basket swap collateral at September 30, 2020.
[2]	Rate indicated is the 7-day yield as of September 30, 2020.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$303,278,214	$—	$—	$303,278,214
Money Market Fund	15,826,471	—	—	15,826,471
Equity Custom Basket Swap Agreements**	—	2,218,673	—	2,218,673
Total Assets	$319,104,685	$2,218,673	$—	$321,323,358

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks Sold Short	$9,568,497	$—	$—	$9,568,497
Exchange-Traded Funds Sold Short	268,464	—	—	268,464
Total Liabilities	$9,836,961	$—	$—	$9,836,961

**	This derivative is reported as unrealized appreciation/depreciation at period end.

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2020

Assets:
Investments, at value (cost $310,440,433)	$319,104,685
Cash	9,639,219
Unrealized appreciation on OTC swap agreements	2,218,673
Prepaid expenses	56,037
Receivables:
Dividends	1,265,695
Swap settlement	618,851
Fund shares sold	363,848
Securities sold	141,889
Interest	149
Other assets	13,746
Total assets	333,422,792

Liabilities:
Securities sold short, at value (proceeds $9,658,834)	9,836,961
Segregated cash due to broker	1,420,000
Payable for:
Fund shares redeemed	470,935
Distributions to shareholders	303,816
Management fees	196,789
Securities purchased	88,642
Fund accounting/administration fees	18,352
Distribution and service fees	7,702
Transfer agent/maintenance fees	6,499
Trustees’ fees*	901
Due to Investment Adviser	60
Miscellaneous	65,397
Total liabilities	12,416,054
Net assets	$321,006,738

Net assets consist of:
Paid in capital	$310,664,544
Total distributable earnings (loss)	10,342,194
Net assets	$321,006,738

A-Class:
Net assets	$15,857,308
Capital shares outstanding	529,067
Net asset value per share	$29.97
Maximum offering price per share (Net asset value divided by 95.25%)	$31.46

C-Class:
Net assets	$2,446,430
Capital shares outstanding	82,213
Net asset value per share	$29.76

P-Class:
Net assets	$12,151,760
Capital shares outstanding	403,450
Net asset value per share	$30.12

Institutional Class:
Net assets	$290,551,240
Capital shares outstanding	9,575,109
Net asset value per share	$30.34

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

RISK MANAGED REAL ESTATE FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2020

Investment Income:
Dividends	$6,907,282
Interest	129,238
Total investment income	7,036,520

Expenses:
Management fees	1,942,011
Distribution and service fees:
A-Class	39,678
C-Class	22,982
P-Class	40,561
Transfer agent/maintenance fees:
A-Class	7,228
C-Class	2,540
P-Class	26,087
Institutional Class	77,855
Fund accounting/administration fees	192,807
Short sales dividend expense	1,127,981
Prime broker interest expense	75,050
Professional fees	66,257
Custodian fees	24,931
Trustees’ fees*	23,208
Line of credit fees	6,078
Miscellaneous	146,587
Recoupment of previously waived fees:
A-Class	3,388
C-Class	819
P-Class	3,968
Institutional Class	13,853
Total expenses	3,843,869
Less:
Expenses reimbursed by Adviser:
A Class	(231)
C Class	(611)
P Class	(10,686)
Institutional Class	(2,596)
Expenses waived by Adviser	(13,836)
Earnings credits applied	(350)
Total waived/reimbursed expenses	(28,310)
Net expenses	3,815,559
Net investment income	3,220,961

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(569,042)
Investments sold short	6,388,739
Swap agreements	7,145,005
Net realized gain	12,964,702
Net change in unrealized appreciation (depreciation) on:
Investments	(28,818,124)
Investments sold short	724,533
Swap agreements	(163,775)
Net change in unrealized appreciation (depreciation)	(28,257,366)
Net realized and unrealized loss	(15,292,664)
Net decrease in net assets resulting from operations	$(12,071,703)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,220,961	$2,657,853
Net realized gain on investments	12,964,702	6,416,174
Net change in unrealized appreciation (depreciation) on investments	(28,257,366)	29,709,757
Net increase (decrease) in net assets resulting from operations	(12,071,703)	38,783,784

Distributions to shareholders:
A-Class	(957,148)	(375,063)
C-Class	(113,526)	(14,377)
P-Class	(877,436)	(241,067)
Institutional Class	(12,530,172)	(4,902,443)
Total distributions to shareholders	(14,478,282)	(5,532,950)

Capital share transactions:
Proceeds from sale of shares
A-Class	5,640,634	3,123,032
C-Class	2,155,146	1,198,445
P-Class	11,549,513	39,953,878
Institutional Class	154,929,010	34,036,778
Distributions reinvested
A-Class	944,537	371,479
C-Class	104,891	14,097
P-Class	877,436	241,067
Institutional Class	10,433,798	4,045,330
Cost of shares redeemed
A-Class	(5,310,772)	(2,964,330)
C-Class	(1,173,851)	(485,605)
P-Class	(31,799,723)	(12,160,967)
Institutional Class	(53,391,937)	(21,126,545)
Net increase from capital share transactions	94,958,682	46,246,659
Net increase in net assets	68,408,697	79,497,493

Net assets:
Beginning of year	252,598,041	173,100,548
End of year	$321,006,738	$252,598,041

Capital share activity:
Shares sold
A-Class	181,753	98,823
C-Class	67,526	37,099
P-Class	354,802	1,196,492
Institutional Class	5,166,648	1,068,850
Shares issued from reinvestment of distributions
A-Class	29,970	12,517
C-Class	3,334	477
P-Class	27,630	7,585
Institutional Class	329,330	133,928
Shares redeemed
A-Class	(171,692)	(98,269)
C-Class	(39,458)	(16,917)
P-Class	(967,278)	(360,765)
Institutional Class	(1,724,186)	(669,153)
Net increase in shares	3,258,379	1,410,667

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$34.11	$28.93	$29.70	$28.87	$29.77
Income (loss) from investment operations:
Net investment income (loss)[a]	.31	.34	.41	.03	.19
Net gain (loss) on investments (realized and unrealized)	(2.53)	5.65	.38	2.08	3.84
Total from investment operations	(2.22)	5.99	.79	2.11	4.03
Less distributions from:
Net investment income	(.63)	(.55)	(.52)	(.57)	(1.12)
Net realized gains	(1.29)	(.26)	(1.04)	(.71)	(3.81)
Total distributions	(1.92)	(.81)	(1.56)	(1.28)	(4.93)
Net asset value, end of period	$29.97	$34.11	$28.93	$29.70	$28.87

Total Return[b]	(6.73%)	21.12%	2.70%	7.54%	14.88%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,857	$16,682	$13,772	$2,196	$743
Ratios to average net assets:
Net investment income (loss)	0.99%	1.09%	1.42%	0.09%	0.66%
Total expenses[c]	1.71%	1.89%	1.78%	1.45%	1.93%
Net expenses[d,e,f]	1.70%	1.88%	1.76%	1.33%	1.78%
Portfolio turnover rate	180%	122%	107%	85%	133%

C-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$33.88	$28.75	$29.54	$28.77	$29.56
Income (loss) from investment operations:
Net investment income (loss)[a]	.08	.11	.15	(.19)	.02
Net gain (loss) on investments (realized and unrealized)	(2.53)	5.60	.42	2.06	3.77
Total from investment operations	(2.45)	5.71	.57	1.87	3.79
Less distributions from:
Net investment income	(.38)	(.32)	(.32)	(.39)	(.77)
Net realized gains	(1.29)	(.26)	(1.04)	(.71)	(3.81)
Total distributions	(1.67)	(.58)	(1.36)	(1.10)	(4.58)
Net asset value, end of period	$29.76	$33.88	$28.75	$29.54	$28.77

Total Return[b]	(7.48%)	20.23%	1.93%	6.71%	14.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,446	$1,721	$867	$725	$518
Ratios to average net assets:
Net investment income (loss)	0.26%	0.35%	0.53%	(0.66%)	0.08%
Total expenses[c]	2.54%	2.73%	2.71%	2.27%	3.32%
Net expenses[d,e,f]	2.51%	2.65%	2.53%	2.08%	2.53%
Portfolio turnover rate	180%	122%	107%	85%	133%

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$34.30	$29.09	$29.85	$29.01	$29.77
Income (loss) from investment operations:
Net investment income (loss)[a]	.22	.60	.37	.13	.16
Net gain (loss) on investments (realized and unrealized)	(2.48)	5.42	.43	1.98	3.88
Total from investment operations	(2.26)	6.02	.80	2.11	4.04
Less distributions from:
Net investment income	(.63)	(.55)	(.52)	(.56)	(.99)
Net realized gains	(1.29)	(.26)	(1.04)	(.71)	(3.81)
Total distributions	(1.92)	(.81)	(1.56)	(1.27)	(4.80)
Net asset value, end of period	$30.12	$34.30	$29.09	$29.85	$29.01

Total Return	(6.81%)	21.12%	2.68%	7.53%	14.87%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,152	$33,894	$4,217	$2,564	$82
Ratios to average net assets:
Net investment income (loss)	0.70%	1.87%	1.29%	0.42%	0.56%
Total expenses[c]	1.84%	1.93%	1.88%	1.51%	1.88%
Net expenses[d,e,f]	1.78%	1.89%	1.78%	1.30%	1.78%
Portfolio turnover rate	180%	122%	107%	85%	133%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$34.51	$29.27	$30.04	$29.18	$29.90
Income (loss) from investment operations:
Net investment income (loss)[a]	.41	.43	.46	.11	.26
Net gain (loss) on investments (realized and unrealized)	(2.58)	5.71	.43	2.10	3.89
Total from investment operations	(2.17)	6.14	.89	2.21	4.15
Less distributions from:
Net investment income	(.71)	(.64)	(.62)	(.64)	(1.06)
Net realized gains	(1.29)	(.26)	(1.04)	(.71)	(3.81)
Total distributions	(2.00)	(.90)	(1.66)	(1.35)	(4.87)
Net asset value, end of period	$30.34	$34.51	$29.27	$30.04	$29.18

Total Return	(6.48%)	21.46%	2.98%	7.87%	15.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$290,551	$200,301	$154,245	$123,037	$111,823
Ratios to average net assets:
Net investment income (loss)	1.31%	1.38%	1.56%	0.38%	0.91%
Total expenses[c]	1.43%	1.61%	1.51%	1.02%	1.50%
Net expenses[d,e,f]	1.43%	1.60%	1.50%	1.01%	1.50%
Portfolio turnover rate	180%	122%	107%	85%	133%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	0.02%	0.03%	0.03%	0.02%
C-Class	0.04%	0.01%	0.01%	0.00%*
P-Class	0.02%	0.02%	0.01%	0.00%*
Institutional Class	0.01%	0.01%	0.02%	—

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/20	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	1.23%	1.27%	1.29%	1.30%	1.29%
C-Class	2.05%	2.05%	2.05%	2.04%	2.03%
P-Class	1.30%	1.30%	1.30%	1.29%	1.28%
Institutional Class	0.96%	1.00%	1.03%	0.97%	1.00%

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2020

To Our Shareholders:

Guggenheim Small Cap Value Fund (the “Fund”) is managed by a team of seasoned professionals led by David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; James Schier, CFA, Senior Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and performance of the Fund for the fiscal year ended September 30, 2020.

For the fiscal year ended September 30, 2020, Guggenheim Small Cap Value Fund returned -14.79%1, compared with the -14.88% return of its benchmark, the Russell 2000® Value Index.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

Although the Fund is balanced in style against the benchmark, it does have a bias to larger companies within the benchmark, which benefited performance, and a deeper value bias, which detracted. Sector allocation and stock selection contributed to Fund relative performance for the period, led by Energy, Real Estate, and Information Technology. Stock selection was key in the Energy sector, as the Fund’s holdings fell much less than the benchmark’s, mostly due to the strong advance of Range Resources. The natural gas producer benefited as curtailed oil production resulted in reduced associated natural gas production, helping to balance supply/demand in that industry.

Overweighting healthcare and office REITS and underweighting retail and hotel/resort REITs was responsible for the positive relative showing in the Real Estate sector. Office REIT Equity Commonwealth was a large individual contributor in the space, as was Lexington Realty Trust, a single-tenant industrial REIT.

Information Technology also benefited from an overweight, the Fund’s largest relative to the benchmark, and strong selection, especially among companies poised for the coming roll-out of 5G networks and the resultant capital expenditures needed to improve the storage and flow of ever-increasing data. Among them were MACOM Technology Solutions and Infinera.

Stock selection also contributed in the Health Care sector; the sector was 25% smaller than the benchmark but beat it by 30%. Emergent Biosolutions was a key individual contributor, benefiting from its business model in supplying the government vaccines and securing production agreements with many of the companies at the forefront in the development of COVID vaccines.

Sectors detracting from performance included Financials and Utilities. The Fund’s Financials holdings underperformed those in the benchmark, and the impact was magnified by the sector’s large weighting, the largest in both the Fund and the benchmark. Insurers were among large detractors, including mortgage insurer Radian Group. The Fund’s bank holdings were also a detriment, as the banks owned in the Fund tend to be more asset-sensitive (meaning that margins tend to be hurt more in a falling interest rate environment) than what can be found among the banks in the benchmark.

In Utilities, the Fund was hurt by having no exposure to the better-performing renewables space. Among the electric utilities it did own, Avista Corp. and Portland General Electric were the largest detractors, in part due to perceived lower economic activity resulting from COVID and, particularly in the case of Portland, concerns of liabilities arising from the forest fires in their service area.

Key stocks that detracted were Kirby Corp., a diesel engine and marine products company, and U.S. Concrete, which both fell on concerns of muted economic activity due to COVID.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2020

Portfolio Positioning

While this strategy is balanced relative to the benchmark, it does possess defensive characteristics in virtue of emphasizing relatively larger companies found in the benchmark as well as an overweight in Utilities.

At the end of the period, the Fund’s largest sector overweights relative to the benchmark were Information Technology, Materials, and Utilities. The Fund’s largest sector underweights were in Consumer Discretionary, Financials, and Real Estate.

Portfolio and Market Outlook

The market outlook is indeed murkier than usual. The expectation of a government and a Federal Reserve willing to do whatever is necessary to help the economy and the markets will need to meet the growing limitations that an increasingly indebted nation must eventually face. An emphasis on quality is the best way to guard against negative events as well as seizing on the positive optionality that balance sheet strength can provide. We continue to look for ways to boost the quality in the portfolio’s holdings while being cognizant of the price we must pay.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2020

SMALL CAP VALUE FUND

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	July 11, 2008
C-Class	July 11, 2008
P-Class	May 1, 2015
Institutional Class	July 11, 2008

Ten Largest Holdings (% of Total Net Assets)
Physicians Realty Trust	2.2%
MDU Resources Group, Inc.	2.2%
iShares Russell 2000 Value ETF	2.0%
Range Resources Corp.	1.8%
Encompass Health Corp.	1.7%
PGT Innovations, Inc.	1.7%
Knight-Swift Transportation Holdings, Inc.	1.7%
Parsley Energy, Inc. — Class A	1.7%
Lexington Realty Trust	1.7%
Owens Corning	1.6%
Top Ten Total	18.3%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2020

	1 Year	5 Year	10 Year
A-Class Shares	(14.79%)	2.59%	5.61%
A-Class Shares with sales charge‡	(18.83%)	1.59%	4.98%
C-Class Shares	(15.43%)	1.83%	4.81%
C-Class Shares with CDSC§	(16.26%)	1.83%	4.81%
Institutional Class Shares	(14.54%)	2.86%	5.86%
Russell 2000 Value Index	(14.88%)	4.11%	7.09%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	(14.66%)	2.61%	0.27%
Russell 2000 Value Index	(14.88%)	4.11%	1.75%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class Shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

‡

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 1 Year, 5 Year and 10 Year average annual returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2020
SMALL CAP VALUE FUND

	Shares	Value
COMMON STOCKS† - 94.6%

Financial - 28.8%
Physicians Realty Trust REIT	6,281	$112,493
Lexington Realty Trust REIT	8,172	85,397
First Horizon National Corp.	8,381	79,033
Axis Capital Holdings Ltd.	1,793	78,964
Radian Group, Inc.	4,691	68,535
Pinnacle Financial Partners, Inc.	1,877	66,802
CNO Financial Group, Inc.	4,045	64,882
Synovus Financial Corp.	3,046	64,484
Heritage Insurance Holdings, Inc.	5,840	59,101
Hilltop Holdings, Inc.	2,806	57,747
Investors Bancorp, Inc.	7,289	52,918
Zions Bancorp North America	1,762	51,486
BOK Financial Corp.	958	49,347
Simmons First National Corp. — Class A	2,938	46,582
Cathay General Bancorp	2,146	46,525
MGIC Investment Corp.	4,838	42,865
Flagstar Bancorp, Inc.	1,277	37,838
Kennedy-Wilson Holdings, Inc.	2,301	33,410
Stifel Financial Corp.	656	33,167
Piedmont Office Realty Trust, Inc. — Class A REIT	2,297	31,170
Hanmi Financial Corp.	3,541	29,072
Independent Bank Group, Inc.	658	29,070
Apple Hospitality REIT, Inc. REIT	2,954	28,388
Sunstone Hotel Investors, Inc. REIT	3,446	27,361
Hancock Whitney Corp.	1,406	26,447
Old Republic International Corp.	1,688	24,881
WSFS Financial Corp.	916	24,704
Heartland Financial USA, Inc.	764	22,916
Equity Commonwealth REIT	833	22,183
RMR Group, Inc. — Class A	797	21,894
Berkshire Hills Bancorp, Inc.	2,052	20,746
American National Group, Inc.	300	20,259
Total Financial		1,460,667

Industrial - 21.3%
MDU Resources Group, Inc.	4,912	110,520
PGT Innovations, Inc.*	4,969	87,057
Knight-Swift Transportation Holdings, Inc.	2,136	86,935
Owens Corning	1,183	81,402
Plexus Corp.*	1,036	73,173
Graphic Packaging Holding Co.	4,476	63,067
Sanmina Corp.*	2,233	60,402
GATX Corp.	917	58,459
Valmont Industries, Inc.	454	56,378
Rexnord Corp.	1,594	47,565
EnerSys	695	46,648
Colfax Corp.*	1,199	37,601
FLIR Systems, Inc.	1,046	37,499
Curtiss-Wright Corp.	394	36,745
Dycom Industries, Inc.*	638	33,699
Kennametal, Inc.	1,077	31,168
Kirby Corp.*	748	27,055
Schneider National, Inc. — Class B	1,006	24,879
Altra Industrial Motion Corp.	653	24,141
Park Aerospace Corp.	2,051	22,397
Encore Wire Corp.	431	20,007
Crane Co.	282	14,137
Total Industrial		1,080,934

Consumer, Cyclical - 11.4%
Meritage Homes Corp.*	592	65,351
UniFirst Corp.	309	58,515
MDC Holdings, Inc.	1,184	55,766
MSC Industrial Direct Company, Inc. — Class A	834	52,776
Abercrombie & Fitch Co. — Class A	3,302	45,997
Hawaiian Holdings, Inc.	3,153	40,642
MasterCraft Boat Holdings, Inc.*	2,319	40,559
Penske Automotive Group, Inc.*	717	34,172
Dick’s Sporting Goods, Inc.	567	32,818
Methode Electronics, Inc.	975	27,787
Wabash National Corp.	2,262	27,054
International Game Technology plc	2,275	25,321
Tapestry, Inc.	1,502	23,476
Alaska Air Group, Inc.	634	23,224
Dana, Inc.	944	11,630
Tenneco, Inc. — Class A*	1,556	10,799
Total Consumer, Cyclical		575,887

Consumer, Non-cyclical - 9.9%
Encompass Health Corp.	1,366	88,763
Central Garden & Pet Co. — Class A*	2,238	80,881
Emergent BioSolutions, Inc.*	699	72,228
Ingredion, Inc.	834	63,117
MGP Ingredients, Inc.	1,252	49,754
TreeHouse Foods, Inc.*	1,199	48,595
US Foods Holding Corp.*	1,618	35,952
Perdoceo Education Corp.*	2,215	27,112
Integer Holdings Corp.*	395	23,309
Adtalem Global Education, Inc.*	487	11,951
Total Consumer, Non-cyclical		501,662

Basic Materials - 6.0%
Huntsman Corp.	3,448	76,580
Ashland Global Holdings, Inc.	1,048	74,324
Commercial Metals Co.	2,201	43,976
Reliance Steel & Aluminum Co.	412	42,041
Olin Corp.	2,616	32,386
Element Solutions, Inc.*	1,619	17,016
Verso Corp. — Class A	2,106	16,616
Total Basic Materials		302,939

Communications - 5.3%
Viavi Solutions, Inc.*	5,482	64,304
Infinera Corp.*	9,868	60,787
Ciena Corp.*	1,268	50,327
Gray Television, Inc.*	2,644	36,408
Scholastic Corp.	1,293	27,140
Tribune Publishing Co.	1,946	22,690

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2020
SMALL CAP VALUE FUND

	Shares	Value
Entercom Communications Corp. — Class A	5,002	$8,053
Total Communications		269,709

Utilities - 5.1%
Black Hills Corp.	1,334	71,356
Avista Corp.	1,751	59,744
Southwest Gas Holdings, Inc.	856	54,014
Spire, Inc.	714	37,985
ALLETE, Inc.	710	36,735
Total Utilities		259,834

Energy - 4.6%
Range Resources Corp.	13,806	91,396
Parsley Energy, Inc. — Class A	9,262	86,692
CNX Resources Corp.*	5,066	47,823
Oil States International, Inc.*	3,362	9,178
Total Energy		235,089

Technology - 2.2%
Evolent Health, Inc. — Class A*	3,877	48,114
Science Applications International Corp.	493	38,661
Axcelis Technologies, Inc.*	1,202	26,444
Total Technology		113,219

Total Common Stocks
(Cost $5,396,269)		4,799,940

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
INDUSTRIAL- 0.0%
Thermoenergy Corp.*, ,1	6,250	—
Total Convertible Preferred Stocks
(Cost $5,968)		—

RIGHTS† - 0.3%
Basic Materials - 0.3%
Pan American Silver Corp.*	17,705	13,808
Total Rights
(Cost $—)		13,808

EXCHANGE-TRADED FUNDS† - 2.0%
iShares Russell 2000 Value ETF	1,026	101,913
Total Exchange-Traded Funds
(Cost $111,454)		101,913

MONEY MARKET FUND† - 2.7%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[2]	137,926	137,926
Total Money Market Fund
(Cost $137,926)		137,926

Total Investments - 99.6%
(Cost $5,651,617)		$5,053,587
Other Assets & Liabilities, net - 0.4%		19,716
Total Net Assets - 100.0%		$5,073,303

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[2]	Rate indicated is the 7-day yield as of September 30, 2020.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$4,799,940	$—	$—		$4,799,940
Rights	13,808	—	—		13,808
Exchange-Traded Funds	101,913	—	—		101,913
Money Market Fund	137,926	—	—		137,926
Convertible Preferred Stocks	—	—	—	*	—
Total Assets	$5,053,587	$—	$—		$5,053,587

*	Security has a market value of $0.

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2020

Assets:
Investments, at value (cost $5,651,617)	$5,053,587
Prepaid expenses	44,471
Receivables:
Securities sold	21,063
Investment Advisor	14,492
Dividends	10,831
Fund shares sold	553
Total assets	5,144,997

Liabilities:
Payable for:
Professional fees	24,337
Securities purchased	17,059
Printing fees	9,862
Fund shares redeemed	8,755
Transfer agent/maintenance fees	2,643
Fund accounting/administration fees	2,050
Distribution and service fees	1,379
Trustees’ fees*	277
Miscellaneous	5,332
Total liabilities	71,694
Net assets	$5,073,303

Net assets consist of:
Paid in capital	$6,573,815
Total distributable earnings (loss)	(1,500,512)
Net assets	$5,073,303

A-Class:
Net assets	$3,390,320
Capital shares outstanding	319,525
Net asset value per share	$10.61
Maximum offering price per share (Net asset value divided by 95.25%)	$11.14

C-Class:
Net assets	$764,948
Capital shares outstanding	78,913
Net asset value per share	$9.69

P-Class:
Net assets	$26,163
Capital shares outstanding	2,433
Net asset value per share	$10.75

Institutional Class:
Net assets	$891,872
Capital shares outstanding	93,487
Net asset value per share	$9.54

STATEMENT OF OPERATIONS
Year Ended September 30, 2020

Investment Income:
Dividends	$169,469
Interest	2,261
Total investment income	171,730

Expenses:
Management fees	69,379
Distribution and service fees:
A-Class	15,324
C-Class	11,158
P-Class	115
Transfer agent/maintenance fees:
A-Class	19,019
C-Class	5,869
P-Class	320
Institutional Class	6,667
Registration fees	61,115
Professional fees	35,614
Fund accounting/administration fees	25,026
Trustees’ fees*	17,481
Custodian fees	6,315
Line of credit fees	291
Miscellaneous	30,869
Total expenses	304,562
Less:
Expenses reimbursed by Adviser:
A Class	(72,359)
C Class	(16,986)
P Class	(923)
Institutional Class	(20,791)
Expenses waived by Adviser	(69,342)
Earnings credits applied	(3)
Total waived/reimbursed expenses	(180,404)
Net expenses	124,158
Net investment income	47,572

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(714,273)
Net realized loss	(714,273)
Net change in unrealized appreciation (depreciation) on:
Investments	(649,963)
Net change in unrealized appreciation (depreciation)	(649,963)
Net realized and unrealized loss	(1,364,236)
Net decrease in net assets resulting from operations	$(1,316,664)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

SMALL CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$47,572	$113,084
Net realized gain (loss) on investments	(714,273)	701,576
Net change in unrealized appreciation (depreciation) on investments	(649,963)	(2,007,250)
Net decrease in net assets resulting from operations	(1,316,664)	(1,192,590)

Distributions to shareholders:
A-Class	(326,187)	(1,117,845)
C-Class	(40,256)	(254,536)
P-Class	(1,606)	(1,542)
Institutional Class	(136,363)	(414,600)
Total distributions to shareholders	(504,412)	(1,788,523)

Capital share transactions:
Proceeds from sale of shares
A-Class	860,701	1,804,179
C-Class	239,864	51,146
P-Class	58,142	31,429
Institutional Class	1,275,902	940,499
Distributions reinvested
A-Class	322,155	1,099,437
C-Class	39,690	249,807
P-Class	1,606	1,542
Institutional Class	136,363	414,577
Cost of shares redeemed
A-Class	(6,879,457)	(3,220,818)
C-Class	(853,611)	(1,129,663)
P-Class	(88,984)	(76)
Institutional Class	(2,752,189)	(1,355,229)
Net decrease from capital share transactions	(7,639,818)	(1,113,170)
Net decrease in net assets	(9,460,894)	(4,094,283)

Net assets:
Beginning of year	14,534,197	18,628,480
End of year	$5,073,303	$14,534,197

Capital share activity:
Shares sold
A-Class	78,870	143,478
C-Class	22,403	4,333
P-Class	6,309	2,490
Institutional Class	127,977	80,364
Shares issued from reinvestment of distributions
A-Class	23,970	98,164
C-Class	3,214	24,277
P-Class	118	136
Institutional Class	11,307	41,088
Shares redeemed
A-Class	(541,851)	(249,860)
C-Class	(82,317)	(94,752)
P-Class	(7,591)	(6)
Institutional Class	(316,698)	(117,331)
Net decrease in shares	(674,289)	(67,619)

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$12.86	$15.56	$15.74	$13.61	$12.78
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	.10	.04	.02	.01
Net gain (loss) on investments (realized and unrealized)	(1.87)	(1.28)	.91	2.20	1.81
Total from investment operations	(1.81)	(1.18)	.95	2.22	1.82
Less distributions from:
Net investment income	(.18)	(.19)	(.15)	(.09)	—
Net realized gains	(.26)	(1.33)	(.98)	—	(.99)
Total distributions	(.44)	(1.52)	(1.13)	(.09)	(.99)
Net asset value, end of period	$10.61	$12.86	$15.56	$15.74	$13.61

Total Return[b]	(14.79%)	(6.14%)	6.32%	16.41%	14.81%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,390	$9,751	$11,931	$11,943	$13,283
Ratios to average net assets:
Net investment income (loss)	0.54%	0.75%	0.29%	0.15%	0.12%
Total expenses[c]	3.23%	2.27%	2.09%	1.87%	2.29%
Net expenses[d,e,f]	1.30%	1.30%	1.30%	1.32%	1.32%
Portfolio turnover rate	40%	78%	18%	48%	64%

C-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$11.75	$14.30	$14.51	$12.57	$11.95
Income (loss) from investment operations:
Net investment income (loss)[a]	(.02)	— [g]	(.07)	(.08)	(.08)
Net gain (loss) on investments (realized and unrealized)	(1.73)	(1.18)	.84	2.02	1.69
Total from investment operations	(1.75)	(1.18)	.77	1.94	1.61
Less distributions from:
Net investment income	(.05)	(.04)	—	—	—
Net realized gains	(.26)	(1.33)	(.98)	—	(.99)
Total distributions	(.31)	(1.37)	(.98)	—	(.99)
Net asset value, end of period	$9.69	$11.75	$14.30	$14.51	$12.57

Total Return[b]	(15.43%)	(6.89%)	5.57%	15.53%	14.02%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$765	$1,593	$2,884	$4,281	$4,762
Ratios to average net assets:
Net investment income (loss)	(0.14%)	0.01%	(0.50%)	(0.60%)	(0.64%)
Total expenses[c]	4.33%	3.09%	2.94%	2.71%	3.04%
Net expenses[d,e,f]	2.06%	2.05%	2.05%	2.07%	2.07%
Portfolio turnover rate	40%	78%	18%	48%	64%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$13.01	$15.73	$15.76	$13.60	$12.77
Income (loss) from investment operations:
Net investment income (loss)[a]	.05	.09	.05	.01	.02
Net gain (loss) on investments (realized and unrealized)	(1.86)	(1.29)	.90	2.22	1.80
Total from investment operations	(1.81)	(1.20)	.95	2.23	1.82
Less distributions from:
Net investment income	(.19)	(.19)	—	(.07)	—
Net realized gains	(.26)	(1.33)	(.98)	—	(.99)
Total distributions	(.45)	(1.52)	(.98)	(.07)	(.99)
Net asset value, end of period	$10.75	$13.01	$15.73	$15.76	$13.60

Total Return	(14.66%)	(6.18%)	6.30%	16.35%	14.88%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26	$47	$15	$14	$11
Ratios to average net assets:
Net investment income (loss)	0.46%	0.72%	0.30%	0.09%	0.13%
Total expenses[c]	4.07%	2.73%	2.79%	3.60%	2.50%
Net expenses[d,e,f]	1.30%	1.28%	1.30%	1.32%	1.32%
Portfolio turnover rate	40%	78%	18%	48%	64%

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$11.60	$14.24	$14.50	$12.54	$11.82
Income (loss) from investment operations:
Net investment income (loss)[a]	.09	.12	.07	.04	.04
Net gain (loss) on investments (realized and unrealized)	(1.68)	(1.20)	.84	2.04	1.67
Total from investment operations	(1.59)	(1.08)	.91	2.08	1.71
Less distributions from:
Net investment income	(.21)	(.23)	(.19)	(.12)	—
Net realized gains	(.26)	(1.33)	(.98)	—	(.99)
Total distributions	(.47)	(1.56)	(1.17)	(.12)	(.99)
Net asset value, end of period	$9.54	$11.60	$14.24	$14.50	$12.54

Total Return	(14.54%)	(5.96%)	6.64%	16.65%	15.18%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$892	$3,143	$3,798	$4,790	$281
Ratios to average net assets:
Net investment income (loss)	0.82%	0.99%	0.50%	0.30%	0.30%
Total expenses[c]	2.86%	2.09%	1.91%	1.56%	2.09%
Net expenses[d,e,f]	1.05%	1.05%	1.05%	1.07%	1.07%
Portfolio turnover rate	40%	78%	18%	48%	64%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	—	—	—	0.00%*
C-Class	—	—	—	0.01%
P-Class	—	—	—	0.74%
Institutional Class	—	—	—	0.00%*

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/20	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	1.30%	1.30%	1.30%	1.30%	1.30%
C-Class	2.05%	2.05%	2.05%	2.05%	2.05%
P-Class	1.30%	1.28%	1.30%	1.30%	1.30%
Institutional Class	1.05%	1.05%	1.05%	1.05%	1.05%

[g]	Net investment income is less than $0.01 per share.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2020

To Our Shareholders:

Guggenheim StylePlusTM—Large Core Fund (the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Qi Yan, Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance of the Fund for the fiscal year ended September 30, 2020.

For the fiscal year ended September 30, 2020 Guggenheim StylePlus—Large Core Fund returned 14.18%1, compared with the 15.15% return of its benchmark, the S&P 500 Index.

Investment Approach

Through a combination of actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the S&P 500 Index. The actively managed equity and fixed income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection.

The active and passive allocation decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed-income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed-income overlay.

Performance Review

Over the period, from 15-25% of the total equity position was allocated to actively managed equity and 75-85% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed-income investment companies advised by Guggenheim Investments, and the Guggenheim Ultra Short Duration Fund whose objective is to seek a high level of income consistent with the preservation of capital.

The Fund underperformed the S&P 500 Index for the fiscal year ended September 30, 2020 by 97 basis points net of fees. The fixed income sleeve contributed to total return, as positions in the Guggenheim Ultra Short Duration Fund and the Guggenheim Strategy Funds, net of the investment income earned by these positions, were positive for the period. The actively managed equity sleeve detracted from performance on a relative basis. The passive equity position, maintained through swap agreements and futures contracts, also detracted from performance for the period.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2020

STYLEPLUS—LARGE CORE FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Dates:
A-Class	September 10, 1962
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	March 1, 2012

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	33.5%
Guggenheim Strategy Fund III	27.2%
Guggenheim Ultra Short Duration Fund — Institutional Class	20.2%
Apple, Inc.	0.9%
Microsoft Corp.	0.7%
Amazon.com, Inc.	0.6%
Alphabet, Inc. — Class C	0.4%
Johnson & Johnson	0.3%
Verizon Communications, Inc.	0.3%
Facebook, Inc. — Class A	0.3%
Top Ten Total	84.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2020

	1 Year	5 Year	10 Year
A-Class Shares	14.18%	13.23%	12.07%
A-Class Shares with sales charge‡	8.76%	12.13%	11.40%
C-Class Shares	13.11%	12.20%	11.06%
C-Class Shares with CDSC§	12.11%	12.20%	11.06%
S&P 500 Index	15.15%	14.15%	13.74%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	13.98%	13.07%	10.14%
S&P 500 Index	15.15%	14.15%	11.25%

	1 Year	5 Year	Since Inception (03/01/12)
Institutional Class Shares	14.44%	13.64%	12.17%
S&P 500 Index	15.15%	14.15%	13.31%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

‡

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 1 Year, 5 Year and 10 Year average annual returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2020
STYLEPLUS—LARGE CORE FUND

	Shares	Value
COMMON STOCKS† - 15.0%

Consumer, Non-cyclical - 4.3%
Johnson & Johnson	4,735	$704,947
UnitedHealth Group, Inc.	1,579	492,285
Merck & Company, Inc.	5,875	487,331
Pfizer, Inc.	12,637	463,778
Amgen, Inc.	1,656	420,889
Bristol-Myers Squibb Co.	6,741	406,415
Eli Lilly & Co.	2,118	313,506
Altria Group, Inc.	7,756	299,692
Philip Morris International, Inc.	3,662	274,613
Automatic Data Processing, Inc.	1,886	263,078
McKesson Corp.	1,717	255,713
CVS Health Corp.	4,239	247,558
Anthem, Inc.	910	244,417
Kimberly-Clark Corp.	1,641	242,310
Cigna Corp.	1,347	228,195
Gilead Sciences, Inc.	3,540	223,692
Quanta Services, Inc.	4,224	223,281
General Mills, Inc.	3,551	219,026
Molson Coors Beverage Co. — Class B	6,509	218,442
United Rentals, Inc.*	1,230	214,635
Biogen, Inc.*	748	212,193
Medtronic plc	1,827	189,862
Alexion Pharmaceuticals, Inc.*	1,437	164,436
Kraft Heinz Co.	5,469	163,797
Procter & Gamble Co.	1,157	160,811
HCA Healthcare, Inc.	1,278	159,341
Humana, Inc.	382	158,106
Regeneron Pharmaceuticals, Inc.*	268	150,021
AbbVie, Inc.	1,671	146,363
Tyson Foods, Inc. — Class A	2,426	144,298
Cardinal Health, Inc.	2,960	138,972
DaVita, Inc.*	1,617	138,496
Campbell Soup Co.	2,752	133,114
JM Smucker Co.	1,089	125,801
Kroger Co.	3,592	121,805
Universal Health Services, Inc. — Class B	1,102	117,936
FleetCor Technologies, Inc.*	413	98,335
PayPal Holdings, Inc.*	494	97,333
Total Consumer, Non-cyclical		9,064,823

Technology - 3.6%
Apple, Inc.	16,396	1,898,821
Microsoft Corp.	7,429	1,562,541
Intel Corp.	9,358	484,557
International Business Machines Corp.	3,582	435,822
Texas Instruments, Inc.	2,331	332,843
Cerner Corp.	4,410	318,799
Oracle Corp.	4,973	296,888
Broadcom, Inc.	724	263,768
QUALCOMM, Inc.	1,965	231,241
Seagate Technology plc	4,550	224,179
NetApp, Inc.	4,885	214,158
NVIDIA Corp.	349	188,886
KLA Corp.	954	184,828
Applied Materials, Inc.	2,785	165,568
HP, Inc.	8,328	158,149
Microchip Technology, Inc.	1,477	151,777
Zebra Technologies Corp. — Class A*	569	143,650
Cognizant Technology Solutions Corp. — Class A	1,925	133,633
Adobe, Inc.*	127	62,285
Total Technology		7,452,393

Communications - 2.6%
Amazon.com, Inc.*	418	1,316,169
Alphabet, Inc. — Class C*	618	908,213
Verizon Communications, Inc.	9,875	587,464
Facebook, Inc. — Class A*	2,108	552,085
Cisco Systems, Inc.	12,167	479,258
AT&T, Inc.	10,757	306,682
T-Mobile US, Inc.*	2,080	237,869
Juniper Networks, Inc.	10,755	231,232
Motorola Solutions, Inc.	1,091	171,080
Comcast Corp. — Class A	3,352	155,064
eBay, Inc.	2,582	134,522
Omnicom Group, Inc.	2,492	123,354
Walt Disney Co.	730	90,578
Netflix, Inc.*	126	63,004
Total Communications		5,356,574

Industrial - 1.4%
Caterpillar, Inc.	2,714	404,793
TE Connectivity Ltd.	3,098	302,799
Snap-on, Inc.	1,727	254,093
CSX Corp.	2,927	227,340
Masco Corp.	4,102	226,143
Lockheed Martin Corp.	557	213,487
Eaton Corporation plc	1,940	197,938
General Dynamics Corp.	1,411	195,325
Waters Corp.*	887	173,568
General Electric Co.	26,548	165,394
3M Co.	982	157,297
Emerson Electric Co.	2,305	151,139
Parker-Hannifin Corp.	690	139,615
Textron, Inc.	3,503	126,423
Huntington Ingalls Industries, Inc.	655	92,191
Total Industrial		3,027,545

Financial - 1.4%
Berkshire Hathaway, Inc. — Class B*	2,246	478,263
JPMorgan Chase & Co.	4,666	449,196
Bank of America Corp.	12,967	312,375
MetLife, Inc.	7,596	282,343
Allstate Corp.	2,592	244,011
Visa, Inc. — Class A	1,201	240,164
Western Union Co.	8,227	176,305
Mastercard, Inc. — Class A	487	164,689
Travelers Companies, Inc.	1,457	157,633
Ameriprise Financial, Inc.	960	147,945
Hartford Financial Services Group, Inc.	3,738	137,783
Capital One Financial Corp.	1,330	95,574

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
STYLEPLUS—LARGE CORE FUND

	Shares	Value
PNC Financial Services Group, Inc.	587	$64,517
Morgan Stanley	1,300	62,855
Total Financial		3,013,653

Consumer, Cyclical - 1.0%
Cummins, Inc.	1,344	283,799
Walmart, Inc.	1,656	231,691
Best Buy Company, Inc.	1,984	220,799
Home Depot, Inc.	774	214,947
Genuine Parts Co.	1,921	182,822
Lowe’s Companies, Inc.	1,079	178,963
PulteGroup, Inc.	3,663	169,560
General Motors Co.	4,207	124,485
Whirlpool Corp.	595	109,415
Lennar Corp. — Class A	1,311	107,083
Mohawk Industries, Inc.*	1,052	102,665
Hanesbrands, Inc.	6,066	95,539
LKQ Corp.*	3,323	92,147
Total Consumer, Cyclical		2,113,915

Utilities - 0.5%
Exelon Corp.	6,026	215,490
Dominion Energy, Inc.	2,566	202,534
Evergy, Inc.	3,920	199,214
Public Service Enterprise Group, Inc.	3,490	191,636
PPL Corp.	5,104	138,880
Consolidated Edison, Inc.	1,610	125,258
Total Utilities		1,073,012

Energy - 0.2%
Exxon Mobil Corp.	2,615	89,773
ConocoPhillips	2,708	88,931
Chevron Corp.	1,230	88,560
Kinder Morgan, Inc.	4,837	59,640
Total Energy		326,904

Total Common Stocks
(Cost $28,424,983)		31,428,819

MUTUAL FUNDS† - 80.9%
Guggenheim Strategy Fund II1	2,804,149	70,019,609
Guggenheim Strategy Fund III[1]	2,265,297	56,791,001
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	4,231,050	42,225,877
Total Mutual Funds
(Cost $167,785,262)		169,036,487

MONEY MARKET FUND† - 3.2%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[2]	6,608,642	6,608,642
Total Money Market Fund
(Cost $6,608,642)		6,608,642

Total Investments - 99.1%
(Cost $202,818,887)		$207,073,948
Other Assets & Liabilities, net - 0.9%		1,940,876
Total Net Assets - 100.0%		$209,014,824

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	60	Dec 2020	$10,049,250	$(68,002)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Citibank N.A., New York	S&P 500 Total Return Index	0.49% (3 Month USD LIBOR + 0.19%)	At Maturity	10/30/20	24,372	$168,627,675	$22,186,319

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
STYLEPLUS—LARGE CORE FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of September 30, 2020.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$31,428,819	$—	$—	$31,428,819
Mutual Funds	169,036,487	—	—	169,036,487
Money Market Fund	6,608,642	—	—	6,608,642
Equity Index Swap Agreements**	—	22,186,319	—	22,186,319
Total Assets	$207,073,948	$22,186,319	$—	$229,260,267

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$68,002	$—	$—	$68,002

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2020
STYLEPLUS—LARGE CORE FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended September 30, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/20	Shares 09/30/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$60,780,681	$14,608,237	$(5,712,423)	$(46,795)	$389,909	$70,019,609	2,804,149	$1,300,321
Guggenheim Strategy Fund III	68,129,466	1,425,823	(13,219,459)	(206,848)	662,019	56,791,001	2,265,297	1,425,824
Guggenheim Ultra Short Duration Fund — Institutional Class	22,398,499	51,978,374	(32,917,969)	73,894	693,079	42,225,877	4,231,050	501,477
	$151,308,646	$68,012,434	$(51,849,851)	$(179,749)	$1,745,007	$169,036,487		$3,227,622

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—LARGE CORE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $35,033,625)	$38,037,461
Investments in affiliated issuers, at value (cost $167,785,262)	169,036,487
Segregated cash with broker	720,000
Unrealized appreciation on OTC swap agreements	22,186,319
Prepaid expenses	44,102
Receivables:
Dividends	251,451
Variation margin on futures contracts	48,150
Fund shares sold	18,763
Interest	9
Total assets	230,342,742

Liabilities:
Overdraft due to custodian	268
Segregated cash due to broker	18,390,000
Payable for:
Swap settlement	2,422,679
Securities purchased	218,116
Management fees	119,484
Distribution and service fees	42,919
Fund shares redeemed	17,652
Transfer agent/maintenance fees	12,767
Fund accounting/administration fees	12,009
Trustees’ fees*	783
Miscellaneous	91,241
Total liabilities	21,327,918
Net assets	$209,014,824

Net assets consist of:
Paid in capital	$181,638,714
Total distributable earnings (loss)	27,376,110
Net assets	$209,014,824

A-Class:
Net assets	$204,427,609
Capital shares outstanding	8,884,798
Net asset value per share	$23.01
Maximum offering price per share (Net asset value divided by 95.25%)	$24.16

C-Class:
Net assets	$1,018,783
Capital shares outstanding	64,211
Net asset value per share	$15.87

P-Class:
Net assets	$224,267
Capital shares outstanding	9,883
Net asset value per share	$22.69

Institutional Class:
Net assets	$3,344,165
Capital shares outstanding	146,482
Net asset value per share	$22.83

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

STYLEPLUS—LARGE CORE FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2020

Investment Income:
Dividends from securities of unaffiliated issuers	$811,636
Dividends from securities of affiliated issuers	3,227,622
Interest	86,282
Total investment income	4,125,540

Expenses:
Management fees	1,498,496
Distribution and service fees:
A-Class	487,371
C-Class	9,298
P-Class	552
Transfer agent/maintenance fees:
A-Class	140,946
C-Class	2,297
P-Class	461
Institutional Class	2,957
Fund accounting/administration fees	149,331
Interest Expense	82,334
Professional fees	58,811
Trustees’ fees*	21,733
Tax expense	19,892
Custodian fees	17,362
Line of credit fees	4,880
Miscellaneous	138,864
Total expenses	2,635,585
Less:
Expenses waived by Adviser	(81,884)
Earnings credits applied	(1,161)
Total waived expenses	(83,045)
Net expenses	2,552,540
Net investment income	1,573,000

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(569,554)
Investments in affiliated issuers	(179,749)
Swap agreements	(1,564,138)
Futures contracts	1,932,175
Net realized loss	(381,266)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,462,108
Investments in affiliated issuers	1,745,007
Swap agreements	22,186,319
Futures contracts	(28,787)
Net change in unrealized appreciation (depreciation)	25,364,647
Net realized and unrealized gain	24,983,381
Net increase in net assets resulting from operations	$26,556,381

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—LARGE CORE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,573,000	$2,971,431
Net realized gain (loss) on investments	(381,266)	1,486,957
Net change in unrealized appreciation (depreciation) on investments	25,364,647	(3,474,377)
Net increase in net assets resulting from operations	26,556,381	984,011

Distributions to shareholders:
A-Class	(3,244,843)	(33,235,169)
C-Class	(12,363)	(243,784)
P-Class	(3,753)	(57,515)
Institutional Class	(66,049)	(818,298)
Total distributions to shareholders	(3,327,008)	(34,354,766)

Capital share transactions:
Proceeds from sale of shares
A-Class	4,196,689	8,230,249
C-Class	227,320	282,941
P-Class	18,348	68,423
Institutional Class	1,427,785	1,679,246
Distributions reinvested
A-Class	3,042,509	31,501,637
C-Class	11,771	241,526
P-Class	3,753	57,515
Institutional Class	59,852	755,670
Cost of shares redeemed
A-Class	(22,034,120)	(28,897,196)
C-Class	(301,053)	(515,190)
P-Class	(53,627)	(141,618)
Institutional Class	(2,331,110)	(4,457,139)
Net increase (decrease) from capital share transactions	(15,731,883)	8,806,064
Net increase (decrease) in net assets	7,497,490	(24,564,691)

Net assets:
Beginning of year	201,517,334	226,082,025
End of year	$209,014,824	$201,517,334

Capital share activity:
Shares sold
A-Class	195,983	418,821
C-Class	15,762	19,388
P-Class	844	3,096
Institutional Class	72,157	79,717
Shares issued from reinvestment of distributions
A-Class	139,629	1,858,504
C-Class	777	20,382
P-Class	174	3,435
Institutional Class	2,773	45,011
Shares redeemed
A-Class	(1,050,623)	(1,462,254)
C-Class	(20,724)	(38,707)
P-Class	(2,792)	(7,893)
Institutional Class	(112,891)	(217,211)
Net increase (decrease) in shares	(758,931)	722,289

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

STYLEPLUS—LARGE CORE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$20.48	$24.78	$25.23	$21.86	$21.14
Income (loss) from investment operations:
Net investment income (loss)[a]	.17	.30	.30	.24	.16
Net gain (loss) on investments (realized and unrealized)	2.70	(.72)	3.52	3.72	3.04
Total from investment operations	2.87	(.42)	3.82	3.96	3.20
Less distributions from:
Net investment income	(.31)	(.30)	(.24)	(.16)	(.13)
Net realized gains	(.03)	(3.58)	(4.03)	(.43)	(2.35)
Total distributions	(.34)	(3.88)	(4.27)	(.59)	(2.48)
Net asset value, end of period	$23.01	$20.48	$24.78	$25.23	$21.86

Total Return[b]	14.18%	1.50%	16.60%	18.58%	16.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$204,428	$196,563	$217,697	$206,033	$188,979
Ratios to average net assets:
Net investment income (loss)	0.79%	1.48%	1.27%	1.03%	0.79%
Total expenses[c]	1.32%	1.31%	1.34%	1.38%	1.33%
Net expenses[d]	1.28%	1.28%	1.31%	1.34%	1.31%
Portfolio turnover rate	69%	51%	46%	30%	50%

C-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$14.22	$18.41	$19.74	$17.22	$17.17
Income (loss) from investment operations:
Net investment income (loss)[a]	(.02)	.08	.06	.03	(.02)
Net gain (loss) on investments (realized and unrealized)	1.87	(.69)	2.69	2.92	2.42
Total from investment operations	1.85	(.61)	2.75	2.95	2.40
Less distributions from:
Net investment income	(.17)	—	(.05)	—	—
Net realized gains	(.03)	(3.58)	(4.03)	(.43)	(2.35)
Total distributions	(.20)	(3.58)	(4.08)	(.43)	(2.35)
Net asset value, end of period	$15.87	$14.22	$18.41	$19.74	$17.22

Total Return[b]	13.11%	0.60%	15.56%	17.59%	15.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,019	$973	$1,239	$2,376	$2,650
Ratios to average net assets:
Net investment income (loss)	(0.15%)	0.58%	0.33%	0.19%	(0.14%)
Total expenses[c]	2.24%	2.23%	2.24%	2.23%	2.27%
Net expenses[d]	2.20%	2.19%	2.21%	2.20%	2.25%
Portfolio turnover rate	69%	51%	46%	30%	50%

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—LARGE CORE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$20.21	$24.49	$25.03	$21.75	$21.11
Income (loss) from investment operations:
Net investment income (loss)[a]	.14	.29	.26	.22	.21
Net gain (loss) on investments (realized and unrealized)	2.67	(.73)	3.45	3.68	2.97
Total from investment operations	2.81	(.44)	3.71	3.90	3.18
Less distributions from:
Net investment income	(.30)	(.26)	(.22)	(.19)	(.19)
Net realized gains	(.03)	(3.58)	(4.03)	(.43)	(2.35)
Total distributions	(.33)	(3.84)	(4.25)	(.62)	(2.54)
Net asset value, end of period	$22.69	$20.21	$24.49	$25.03	$21.75

Total Return	13.98%	1.47%	16.23%	18.43%	16.08%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$224	$236	$319	$508	$405
Ratios to average net assets:
Net investment income (loss)	0.67%	1.45%	1.06%	0.93%	1.02%
Total expenses[c]	1.46%	1.36%	1.56%	1.47%	1.22%
Net expenses[d]	1.42%	1.33%	1.53%	1.44%	1.19%
Portfolio turnover rate	69%	51%	46%	30%	50%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

STYLEPLUS—LARGE CORE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$20.31	$24.65	$25.13	$21.78	$21.00
Income (loss) from investment operations:
Net investment income (loss)[a]	.21	.35	.37	.32	.24
Net gain (loss) on investments (realized and unrealized)	2.70	(.75)	3.51	3.69	3.10
Total from investment operations	2.91	(.40)	3.88	4.01	3.34
Less distributions from:
Net investment income	(.36)	(.36)	(.33)	(.23)	(.21)
Net realized gains	(.03)	(3.58)	(4.03)	(.43)	(2.35)
Total distributions	(.39)	(3.94)	(4.36)	(.66)	(2.56)
Net asset value, end of period	$22.83	$20.31	$24.65	$25.13	$21.78

Total Return	14.44%	1.74%	16.96%	18.96%	17.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,344	$3,747	$6,826	$5,631	$4,247
Ratios to average net assets:
Net investment income (loss)	1.01%	1.73%	1.57%	1.35%	1.11%
Total expenses[c]	1.08%	1.09%	1.06%	1.05%	0.99%
Net expenses[d]	1.04%	1.06%	1.03%	1.01%	0.97%
Portfolio turnover rate	69%	51%	46%	30%	50%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2020

To Our Shareholders:

Guggenheim StylePlusTM—Mid Growth Fund (the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Qi Yan, Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance of the Fund for the fiscal year ended September 30, 2020.

For the fiscal year ended September 30, 2020, Guggenheim StylePlus—Mid Growth Fund returned 18.57%1, compared with the 23.23% return of its benchmark, the Russell Midcap® Growth Index.

Investment Approach

Through a combination of actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the Russell Midcap Growth Index. The actively managed equity and fixed income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection.

The active and passive decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed income overlay.

Performance Review

Over the period, from 15-25% of the total equity position was allocated to actively managed equity and 75-85% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed income investment companies advised by Guggenheim Investments, and the Guggenheim Ultra Short Duration Fund, whose objective is to seek a high level of income consistent with the preservation of capital.

The Fund underperformed the Russell Midcap Growth Index for the fiscal year ended September 30, 2020 by 466 basis points net of fees. The fixed income sleeve contributed to total return, as positions in the Guggenheim Ultra Short Duration Fund and the Guggenheim Strategy Funds, net of the investment income earned by these positions, were positive for the period. The actively managed equity sleeve detracted from performance on a relative basis. The passive equity position, maintained through swap agreements and futures contracts, had an insignificant impact on performance.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2020

STYLEPLUS—MID GROWTH FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Dates:
A-Class	September 17, 1969
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	March 1, 2012

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	31.5%
Guggenheim Strategy Fund III	25.6%
Guggenheim Ultra Short Duration Fund — Institutional Class	22.7%
Hubbell, Inc.	0.2%
Gentex Corp.	0.2%
Charles River Laboratories International, Inc.	0.2%
Pool Corp.	0.2%
SolarEdge Technologies, Inc.	0.2%
Trimble, Inc.	0.2%
Masimo Corp.	0.2%
Top Ten Total	81.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

96 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2020

	1 Year	5 Year	10 Year
A-Class Shares	18.57%	13.52%	12.53%
A-Class Shares with sales charge‡	12.93%	12.42%	11.87%
C-Class Shares	17.53%	12.54%	11.57%
C-Class Shares with CDSC§	16.53%	12.54%	11.57%
Russell Midcap Growth Index	23.23%	15.53%	14.55%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	18.48%	13.34%	10.15%
Russell Midcap Growth Index	23.23%	15.53%	12.20%

	1 Year	5 Year	Since Inception (03/01/12)
Institutional Class Shares	18.79%	13.69%	12.17%
Russell Midcap Growth Index	23.23%	15.53%	13.96%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell Midcap Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class, and Institutional Class will vary due to differences in fee structures.

‡

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS	September 30, 2020
STYLEPLUS—MID GROWTH FUND

	Shares	Value
COMMON STOCKS† - 14.5%

Industrial - 4.0%
Hubbell, Inc.	1,611	$220,449
Trimble, Inc.*	3,455	168,259
Carlisle Companies, Inc.	1,334	163,242
Jabil, Inc.	4,732	162,118
Timken Co.	2,645	143,412
ITT, Inc.	2,391	141,188
Oshkosh Corp.	1,894	139,209
AGCO Corp.	1,781	132,275
Generac Holdings, Inc.*	676	130,901
Lincoln Electric Holdings, Inc.	1,331	122,505
Cognex Corp.	1,806	117,571
Owens Corning	1,690	116,289
TE Connectivity Ltd.	1,052	102,822
Masco Corp.	1,852	102,101
Woodward, Inc.	1,254	100,521
Curtiss-Wright Corp.	1,045	97,457
Agilent Technologies, Inc.	938	94,682
Waters Corp.*	474	92,752
Nordson Corp.	482	92,457
Trex Company, Inc.*	1,253	89,715
TopBuild Corp.*	500	85,345
EMCOR Group, Inc.	1,256	85,044
MasTec, Inc.*	1,969	83,092
Lennox International, Inc.	302	82,328
Energizer Holdings, Inc.	1,909	74,718
KBR, Inc.	3,331	74,481
Knight-Swift Transportation Holdings, Inc.	1,768	71,957
Axon Enterprise, Inc.*	724	65,667
Landstar System, Inc.	508	63,749
Hexcel Corp.*	1,817	60,960
National Instruments Corp.	1,591	56,799
Werner Enterprises, Inc.	1,327	55,721
Valmont Industries, Inc.	392	48,679
Middleby Corp.*	533	47,815
Parker-Hannifin Corp.	213	43,098
Huntington Ingalls Industries, Inc.	285	40,114
Graco, Inc.	637	39,080
MDU Resources Group, Inc.	1,703	38,317
Universal Display Corp.	148	26,749
Total Industrial		3,673,638

Consumer, Non-cyclical - 3.8%
Charles River Laboratories International, Inc.*	801	181,387
Masimo Corp.*	712	168,075
Integra LifeSciences Holdings Corp.*	3,468	163,759
Jazz Pharmaceuticals plc*	1,044	148,864
Encompass Health Corp.	2,220	144,256
Bio-Techne Corp.	565	139,967
PRA Health Sciences, Inc.*	1,378	139,784
Exelixis, Inc.*	5,632	137,702
STERIS plc	747	131,614
Chemed Corp.	249	119,607
Quidel Corp.*	538	118,026
WEX, Inc.*	750	104,227
Hill-Rom Holdings, Inc.	1,241	103,636
Amedisys, Inc.*	431	101,901
LHC Group, Inc.*	470	99,903
Kimberly-Clark Corp.	656	96,865
Post Holdings, Inc.*	1,120	96,320
Boston Beer Company, Inc. — Class A*	103	90,986
Quanta Services, Inc.	1,710	90,391
Globus Medical, Inc. — Class A*	1,691	83,738
United Rentals, Inc.*	463	80,794
Alexion Pharmaceuticals, Inc.*	665	76,096
Repligen Corp.*	509	75,098
Syneos Health, Inc.*	1,330	70,703
Campbell Soup Co.	1,379	66,702
Service Corporation International	1,575	66,433
Aaron’s, Inc.	1,043	59,086
ICU Medical, Inc.*	320	58,483
Arrowhead Pharmaceuticals, Inc.*	1,303	56,107
Tyson Foods, Inc. — Class A	928	55,198
Emergent BioSolutions, Inc.*	528	54,558
Haemonetics Corp.*	591	51,565
McKesson Corp.	343	51,083
LivaNova plc*	1,064	48,103
Regeneron Pharmaceuticals, Inc.*	75	41,984
Hologic, Inc.*	599	39,816
Cardinal Health, Inc.	817	38,358
Paylocity Holding Corp.*	171	27,603
Total Consumer, Non-cyclical		3,478,778

Consumer, Cyclical - 2.1%
Gentex Corp.	8,028	206,721
Pool Corp.	533	178,310
Polaris, Inc.	1,332	125,661
Casey’s General Stores, Inc.	684	121,512
Caesars Entertainment, Inc.*	2,031	113,858
Deckers Outdoor Corp.*	508	111,765
Dunkin’ Brands Group, Inc.	1,225	100,340
Lithia Motors, Inc. — Class A	434	98,926
Williams-Sonoma, Inc.	1,090	98,580
RH*	222	84,942
Cummins, Inc.	400	84,464
Brunswick Corp.	1,351	79,587
Wyndham Hotels & Resorts, Inc.	1,494	75,447
Tempur Sealy International, Inc.*	807	71,976
PulteGroup, Inc.	1,493	69,111
O’Reilly Automotive, Inc.*	148	68,240
Visteon Corp.*	897	62,090
Marriott Vacations Worldwide Corp.	635	57,664
Leggett & Platt, Inc.	1,234	50,804
LKQ Corp.*	1,712	47,474
KB Home	1,225	47,028
Skechers USA, Inc. — Class A*	845	25,536
Total Consumer, Cyclical		1,980,036

Technology - 2.0%
Fair Isaac Corp.*	353	150,159
Cerner Corp.	1,682	121,592

98 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
STYLEPLUS—MID GROWTH FUND

	Shares	Value
CDK Global, Inc.	2,714	$118,303
Monolithic Power Systems, Inc.	418	116,877
Cirrus Logic, Inc.*	1,730	116,689
Lumentum Holdings, Inc.*	1,489	111,869
MKS Instruments, Inc.	963	105,188
CACI International, Inc. — Class A*	433	92,298
Seagate Technology plc	1,820	89,671
J2 Global, Inc.*	1,222	84,587
NetApp, Inc.	1,800	78,912
Perspecta, Inc.	3,822	74,338
ACI Worldwide, Inc.*	2,827	73,869
Silicon Laboratories, Inc.*	736	72,018
Manhattan Associates, Inc.*	734	70,090
Synaptics, Inc.*	742	59,672
Zebra Technologies Corp. — Class A*	214	54,026
KLA Corp.	252	48,822
Teradata Corp.*	2,099	47,647
NCR Corp.*	1,975	43,727
Microchip Technology, Inc.	394	40,487
Applied Materials, Inc.	664	39,475
Ceridian HCM Holding, Inc.*	327	27,027
Total Technology		1,837,343

Financial - 1.2%
RenaissanceRe Holdings Ltd.	981	166,515
Primerica, Inc.	842	95,264
Stifel Financial Corp.	1,827	92,373
Evercore, Inc. — Class A	1,082	70,828
Brown & Brown, Inc.	1,453	65,777
Ameriprise Financial, Inc.	424	65,342
Western Union Co.	2,925	62,683
Essent Group Ltd.	1,679	62,140
Eaton Vance Corp.	1,475	56,271
Commerce Bancshares, Inc.	472	26,569
Cousins Properties, Inc. REIT	921	26,331
STORE Capital Corp. REIT	952	26,113
Rexford Industrial Realty, Inc. REIT	569	26,038
SEI Investments Co.	510	25,867
CoreSite Realty Corp. REIT	217	25,797
Brixmor Property Group, Inc. REIT	2,201	25,730
Camden Property Trust REIT	289	25,715
Jones Lang LaSalle, Inc.	267	25,541
Douglas Emmett, Inc. REIT	1,013	25,426
Hudson Pacific Properties, Inc. REIT	1,157	25,373
Omega Healthcare Investors, Inc. REIT	839	25,120
EastGroup Properties, Inc. REIT	194	25,090
CyrusOne, Inc. REIT	356	24,931
Total Financial		1,096,834

Communications - 0.6%
FactSet Research Systems, Inc.	416	139,310
Ciena Corp.*	2,659	105,536
Cable One, Inc.	46	86,730
Corning, Inc.	1,807	58,565
Motorola Solutions, Inc.	299	46,886
Yelp, Inc. — Class A*	2,076	41,707
eBay, Inc.	775	40,377
Omnicom Group, Inc.	774	38,313
Total Communications		557,424

Energy - 0.5%
SolarEdge Technologies, Inc.*	713	169,944
Enphase Energy, Inc.*	1,193	98,530
Sunrun, Inc.*	1,102	84,931
Murphy USA, Inc.*	589	75,551
Total Energy		428,956

Utilities - 0.3%
ONE Gas, Inc.	1,877	129,532
IDACORP, Inc.	1,422	113,618
Hawaiian Electric Industries, Inc.	2,768	92,008
Total Utilities		335,158

Basic Materials - 0.0%
Reliance Steel & Aluminum Co.	254	25,918

Total Common Stocks
(Cost $12,821,359)		13,414,085

MUTUAL FUNDS† - 79.8%
Guggenheim Strategy Fund II1	1,165,559	29,104,012
Guggenheim Strategy Fund III[1]	943,212	23,646,335
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	2,100,225	20,960,246
Total Mutual Funds
(Cost $73,097,723)		73,710,593

MONEY MARKET FUND† - 5.1%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[2]	4,683,955	4,683,955
Total Money Market Fund
(Cost $4,683,955)		4,683,955

Total Investments - 99.4%
(Cost $90,603,037)		$91,808,633
Other Assets & Liabilities, net - 0.6%		596,740
Total Net Assets - 100.0%		$92,405,373

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 99

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
STYLEPLUS—MID GROWTH FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	3	Dec 2020	$684,150	$8,156
S&P 500 Index Mini Futures Contracts	4	Dec 2020	669,950	(4,534)
S&P MidCap 400 Index Mini Futures Contracts	12	Dec 2020	2,226,480	(37,000)
			$3,580,580	$(33,378)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Wells Fargo Bank, N.A.	Russell MidCap Growth Index Total Return	1.45% (3 Month USD LIBOR + 0.10%)	At Maturity	11/03/20	18,161	$75,631,303	$14,253,098

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of September 30, 2020.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$13,414,085	$—	$—	$13,414,085
Mutual Funds	73,710,593	—	—	73,710,593
Money Market Fund	4,683,955	—	—	4,683,955
Equity Futures Contracts**	8,156	—	—	8,156
Equity Index Swap Agreements**	—	14,253,098	—	14,253,098
Total Assets	$91,816,789	$14,253,098	$—	$106,069,887

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$41,534	$—	$—	$41,534

**	This derivative is reported as unrealized appreciation/depreciation at period end.

100 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2020
STYLEPLUS—MID GROWTH FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended September 30, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/20	Shares 09/30/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$29,609,705	$6,831,658	$(7,439,833)	$(79,340)	$181,822	$29,104,012	1,165,559	$593,740
Guggenheim Strategy Fund III	27,841,081	1,344,420	(5,713,891)	(102,836)	277,561	23,646,335	943,212	582,421
Guggenheim Ultra Short Duration Fund — Institutional Class	8,411,350	27,346,260	(15,235,964)	80,348	358,252	20,960,246	2,100,225	206,374
	$65,862,136	$35,522,338	$(28,389,688)	$(101,828)	$817,635	$73,710,593		$1,382,535

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 101

STYLEPLUS—MID GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $17,505,314)	$18,098,040
Investments in affiliated issuers, at value (cost $73,097,723)	73,710,593
Segregated cash with broker	258,000
Unrealized appreciation on OTC swap agreements	14,253,098
Prepaid expenses	33,991
Receivables:
Dividends	103,198
Variation margin on futures contracts	21,255
Fund shares sold	5,165
Interest	21
Total assets	106,483,361

Liabilities:
Segregated cash due to broker	12,860,000
Payable for:
Swap settlement	954,001
Securities purchased	94,104
Management fees	51,247
Fund shares redeemed	29,007
Distribution and service fees	19,214
Transfer agent/maintenance fees	6,536
Fund accounting/administration fees	5,196
Trustees’ fees*	464
Miscellaneous	58,219
Total liabilities	14,077,988
Net assets	$92,405,373

Net assets consist of:
Paid in capital	$77,842,798
Total distributable earnings (loss)	14,562,575
Net assets	$92,405,373

A-Class:
Net assets	$89,468,732
Capital shares outstanding	1,945,653
Net asset value per share	$45.98
Maximum offering price per share (Net asset value divided by 95.25%)	$48.27

C-Class:
Net assets	$1,509,656
Capital shares outstanding	51,344
Net asset value per share	$29.40

P-Class:
Net assets	$115,818
Capital shares outstanding	2,548
Net asset value per share	$45.45

Institutional Class:
Net assets	$1,311,167
Capital shares outstanding	28,513
Net asset value per share	$45.98

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

102 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—MID GROWTH FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2020

Investment Income:
Dividends from securities of unaffiliated issuers	$179,358
Dividends from securities of affiliated issuers	1,382,535
Interest	27,520
Total investment income	1,589,413

Expenses:
Management fees	638,184
Distribution and service fees:
A-Class	205,533
C-Class	15,484
P-Class	254
Transfer agent/maintenance fees:
A-Class	78,095
C-Class	3,336
P-Class	191
Institutional Class	1,988
Fund accounting/administration fees	63,561
Registration fees	66,190
Professional fees	46,412
Prime broker interest expense	24,273
Trustees’ fees*	19,054
Custodian fees	16,795
Tax expense	8,118
Line of credit fees	2,069
Miscellaneous	52,558
Total expenses	1,242,095
Less:
Expenses waived by Adviser	(35,298)
Earnings credits applied	(69)
Total waived expenses	(35,367)
Net expenses	1,206,728
Net investment income	382,685

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(854,179)
Investments in affiliated issuers	(101,828)
Swap agreements	(501,906)
Futures contracts	259,355
Net realized loss	(1,198,558)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(11,187)
Investments in affiliated issuers	817,635
Swap agreements	14,253,098
Futures contracts	(18,311)
Net change in unrealized appreciation (depreciation)	15,041,235
Net realized and unrealized gain	13,842,677
Net increase in net assets resulting from operations	$14,225,362

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 103

STYLEPLUS—MID GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$382,685	$948,570
Net realized gain (loss) on investments	(1,198,558)	1,250,158
Net change in unrealized appreciation (depreciation) on investments	15,041,235	(283,287)
Net increase in net assets resulting from operations	14,225,362	1,915,441

Distributions to shareholders:
A-Class	(1,858,325)	(15,751,937)
C-Class	(39,450)	(404,113)
P-Class	(2,046)	(21,229)
Institutional Class	(23,966)	(165,670)
Total distributions to shareholders	(1,923,787)	(16,342,949)

Capital share transactions:
Proceeds from sale of shares
A-Class	2,245,934	7,824,230
C-Class	1,004,377	481,877
P-Class	56,872	13,250
Institutional Class	703,244	740,878
Distributions reinvested
A-Class	1,767,121	15,152,789
C-Class	31,434	399,145
P-Class	2,046	21,229
Institutional Class	23,138	158,129
Cost of shares redeemed
A-Class	(9,742,564)	(13,619,860)
C-Class	(1,153,519)	(670,235)
P-Class	(51,906)	(44,190)
Institutional Class	(556,301)	(613,555)
Net increase (decrease) from capital share transactions	(5,670,124)	9,843,687
Net increase (decrease) in net assets	6,631,451	(4,583,821)

Net assets:
Beginning of year	85,773,922	90,357,743
End of year	$92,405,373	$85,773,922

Capital share activity:
Shares sold
A-Class	54,683	204,461
C-Class	35,895	20,362
P-Class	1,434	343
Institutional Class	16,806	18,602
Shares issued from reinvestment of distributions
A-Class	42,510	481,032
C-Class	1,175	19,433
P-Class	50	681
Institutional Class	557	5,020
Shares redeemed
A-Class	(246,314)	(351,396)
C-Class	(51,299)	(25,905)
P-Class	(1,299)	(1,197)
Institutional Class	(13,361)	(16,682)
Net increase (decrease) in shares	(159,163)	354,754

104 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—MID GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$39.64	$49.70	$47.34	$40.52	$41.49
Income (loss) from investment operations:
Net investment income (loss)[a]	.19	.45	.41	.34	.19
Net gain (loss) on investments (realized and unrealized)	7.06	(1.58)	7.70	6.72	4.25
Total from investment operations	7.25	(1.13)	8.11	7.06	4.44
Less distributions from:
Net investment income	(.45)	(.41)	(.24)	(.24)	(.05)
Net realized gains	(.46)	(8.52)	(5.51)	—	(5.36)
Total distributions	(.91)	(8.93)	(5.75)	(.24)	(5.41)
Net asset value, end of period	$45.98	$39.64	$49.70	$47.34	$40.52

Total Return[b]	18.57%	2.34%	18.51%	17.54%	11.55%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$89,469	$83,027	$87,509	$77,049	$72,179
Ratios to average net assets:
Net investment income (loss)	0.46%	1.13%	0.87%	0.78%	0.48%
Total expenses[c]	1.45%	1.44%	1.55%	1.45%	1.45%
Net expenses[d]	1.40%	1.41%	1.52%	1.42%	1.43%
Portfolio turnover rate	82%	73%	52%	43%	61%

C-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$25.66	$35.78	$35.64	$30.58	$32.78
Income (loss) from investment operations:
Net investment income (loss)[a]	(.10)	.08	.02	(.03)	(.12)
Net gain (loss) on investments (realized and unrealized)	4.53	(1.68)	5.63	5.09	3.28
Total from investment operations	4.43	(1.60)	5.65	5.06	3.16
Less distributions from:
Net investment income	(.23)	—	—	—	—
Net realized gains	(.46)	(8.52)	(5.51)	—	(5.36)
Total distributions	(.69)	(8.52)	(5.51)	—	(5.36)
Net asset value, end of period	$29.40	$25.66	$35.78	$35.64	$30.58

Total Return[b]	17.53%	1.46%	17.51%	16.55%	10.55%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,510	$1,683	$1,849	$3,984	$3,760
Ratios to average net assets:
Net investment income (loss)	(0.39%)	0.30%	0.05%	(0.08%)	(0.42%)
Total expenses[c]	2.32%	2.27%	2.33%	2.31%	2.34%
Net expenses[d]	2.28%	2.24%	2.30%	2.27%	2.32%
Portfolio turnover rate	82%	73%	52%	43%	61%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 105

STYLEPLUS—MID GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$39.17	$49.12	$46.83	$40.27	$41.48
Income (loss) from investment operations:
Net investment income (loss)[a]	.15	.41	.32	.24	.26
Net gain (loss) on investments (realized and unrealized)	6.99	(1.58)	7.61	6.65	4.09
Total from investment operations	7.14	(1.17)	7.93	6.89	4.35
Less distributions from:
Net investment income	(.40)	(.26)	(.13)	(.33)	(.20)
Net realized gains	(.46)	(8.52)	(5.51)	—	(5.36)
Total distributions	(.86)	(8.78)	(5.64)	(.33)	(5.56)
Net asset value, end of period	$45.45	$39.17	$49.12	$46.83	$40.27

Total Return	18.48%	2.22%	18.26%	17.27%	11.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$116	$93	$125	$121	$102
Ratios to average net assets:
Net investment income (loss)	0.36%	1.04%	0.67%	0.55%	0.69%
Total expenses[c]	1.54%	1.55%	1.68%	1.66%	1.39%
Net expenses[d]	1.50%	1.51%	1.64%	1.63%	1.35%
Portfolio turnover rate	82%	73%	52%	43%	61%

106 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—MID GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$39.64	$49.80	$47.48	$40.59	$41.64
Income (loss) from investment operations:
Net investment income (loss)[a]	.24	.51	.53	.42	.19
Net gain (loss) on investments (realized and unrealized)	7.09	(1.63)	7.71	6.78	4.25
Total from investment operations	7.33	(1.12)	8.24	7.20	4.44
Less distributions from:
Net investment income	(.53)	(.52)	(.41)	(.31)	(.13)
Net realized gains	(.46)	(8.52)	(5.51)	—	(5.36)
Total distributions	(.99)	(9.04)	(5.92)	(.31)	(5.49)
Net asset value, end of period	$45.98	$39.64	$49.80	$47.48	$40.59

Total Return	18.79%	2.42%	18.77%	17.88%	11.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,311	$972	$875	$1,743	$113
Ratios to average net assets:
Net investment income (loss)	0.58%	1.28%	1.11%	0.95%	0.48%
Total expenses[c]	1.26%	1.31%	1.26%	1.26%	1.46%
Net expenses[d]	1.22%	1.28%	1.23%	1.22%	1.44%
Portfolio turnover rate	82%	73%	52%	43%	61%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 107

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2020

To Our Shareholders

Guggenheim World Equity Income Fund (the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities, and Portfolio Manager; Evan Einstein, Director and Portfolio Manager; and Douglas Makin, Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended September 30, 2020.

For the fiscal year ended September 30, 2020, Guggenheim World Equity Income Fund returned 0.60%1, compared with the 10.41% return of its benchmark, the MSCI World Index.

Performance Review

The Fund underperformed the Index but delivered on its mandate to provide current equity income while providing a stable long-term total return. During the year, the Fund balanced generating income while doing so with lower risk than the benchmark. The Fund tends to underperform in times of strong market gains.

Class A shares of the Fund paid a distribution from net investment income of 1.8% for the year, navigating the declining rate environment; being cognizant of companies with unsustainable dividends is one of the primary drivers for the Fund’s track record relative to peers.

The tactical currency hedge, which helps to reduce volatility and is achieved via currency futures contracts, was a positive contributor to performance this year, as the dollar rose or was stable for much of the year despite some choppy periods for key exchange rates.

The Fund had negative selection attribution, and to a lesser extent, negative allocation. Industrials made the biggest contribution to selection performance as the market experienced some rotation into value stocks at times during the period. Leading detractors in selection were Real Estate and Consumer Discretionary.

From a complete sector attribution standpoint, the contribution from Industrials, where the Fund was underweight, led overall performance. The biggest detractor was Real Estate, the second-largest overweight.

From a country perspective, the Fund benefited most from its underweight in France and also from its overweight in Denmark and Switzerland. The lower weight and lower performance of the Fund’s U.S. holdings compared with the benchmark was a significant detractor. Underperformance of the Fund’s Canada holdings also detracted from performance.

The panic spawned by COVID-19 earlier in the year seemed to be less of a concern at period end, as central banks worked to prop up the markets. Relief set in over the summer, and growth companies, especially in Technology, propelled markets higher, as did Consumer Discretionary and Materials. The Fund leaned into this shift, and these sectors were the top-returning ones in the Fund for the year. The top individual holdings for the year were Apple Computer and Microsoft. The leading detractors from return were ExxonMobil, hurt by an overall downturn in energy, and Sysco.

Portfolio Positioning

Although lagging the MSCI World Index in each quarter, the Fund delivered positive performance for three of four quarters. Compared with the Index, the Fund is positioned more cautiously, as we question whether the recent ascent will continue for much longer. Over the year, the weight in Materials increased the most, while Telecom Services decreased the most.

We believe global equities remain a critical allocation in investors’ portfolios. To prepare for the future and the uncertainty it brings, investors often benefit from seeking out dividend yield, but should avoid reaching for yield that may be excessive or unsustainable.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

108 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2020

WORLD EQUITY INCOME FUND

OBJECTIVE: Seeks to provide total return, comprised of capital appreciation and income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

COUNTRY DIVERSIFICATION

Country	% of Long-Term Investments
United States	63.0%
Japan	7.5%
United Kingdom	5.6%
Denmark	3.9%
Switzerland	3.1%
Finland	2.9%
Sweden	2.7%
Other	11.3%
Total Long-Term Investments	100.0%

Inception Dates:
A-Class	October 1, 1993
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	May 2, 2011

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	3.1%
Amazon.com, Inc.	2.9%
Microsoft Corp.	2.9%
Alphabet, Inc. — Class C	1.4%
Mastercard, Inc. — Class A	1.4%
Roche Holding AG	1.3%
NVIDIA Corp.	1.2%
Merck & Company, Inc.	1.2%
Texas Instruments, Inc.	1.2%
Costco Wholesale Corp.	1.1%
Top Ten Total	17.7%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 109

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2020

	1 Year	5 Year	10 Year
A-Class Shares	0.60%	6.64%	5.81%
A-Class Shares with sales charge‡	(4.17%)	5.61%	5.19%
C-Class Shares	(0.13%)	5.85%	5.03%
C-Class Shares with CDSC§	(1.12%)	5.85%	5.03%
MSCI World Index	10.41%	10.48%	9.37%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	0.66%	6.80%	4.51%
MSCI World Index	10.41%	10.48%	7.36%

	1 Year	5 Year	Since Inception (05/02/11)
Institutional Class Shares	0.92%	6.94%	4.51%
MSCI World Index	10.41%	10.48%	7.94%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The MSCI World Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

‡

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to February 22, 2011, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

110 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2020
WORLD EQUITY INCOME FUND

	Shares	Value
COMMON STOCKS† - 98.0%

Consumer, Non-cyclical - 21.8%
Roche Holding AG	1,668	$570,729
Merck & Company, Inc.	6,300	522,585
Procter & Gamble Co.	3,503	486,882
PepsiCo, Inc.	3,505	485,793
S&P Global, Inc.	1,310	472,386
AbbVie, Inc.	5,200	455,468
Philip Morris International, Inc.	5,800	434,942
Novo Nordisk A/S — Class B	5,930	410,255
Vertex Pharmaceuticals, Inc.*	1,400	380,968
Genmab A/S*	1,000	362,173
Clorox Co.	1,600	336,272
Swedish Match AB	4,100	335,481
DexCom, Inc.*	800	329,784
Kimberly-Clark Corp.	2,191	323,523
Coloplast A/S — Class B	2,031	320,934
Colgate-Palmolive Co.	4,082	314,926
Zoetis, Inc.	1,803	298,162
MarketAxess Holdings, Inc.	600	288,954
British American Tobacco plc	6,900	247,249
Gilead Sciences, Inc.	3,800	240,122
WH Group Ltd.[1]	294,500	238,651
Johnson & Johnson	1,600	238,208
Square, Inc. — Class A*	1,300	211,315
Hormel Foods Corp.	3,700	180,893
Orion Oyj — Class B	3,961	179,653
CoStar Group, Inc.*	200	169,702
Hershey Co.	1,100	157,674
Kellogg Co.	2,156	139,256
Diageo plc	4,000	136,778
Sartorius Stedim Biotech	300	103,659
Nestle S.A.	700	83,099
Total Consumer, Non-cyclical		9,456,476

Financial - 19.5%
Mastercard, Inc. — Class A	1,782	602,619
Simon Property Group, Inc. REIT	5,400	349,272
T. Rowe Price Group, Inc.	2,700	346,194
Marsh & McLennan Companies, Inc.	2,987	342,609
Oversea-Chinese Banking Corporation Ltd.	53,500	330,087
Extra Space Storage, Inc. REIT	3,076	329,101
Public Storage REIT	1,408	313,590
Legal & General Group plc	120,900	293,755
Japan Post Holdings Company Ltd.	39,800	270,075
Zurich Insurance Group AG	773	269,150
Annaly Capital Management, Inc. REIT	37,415	266,395
Medical Properties Trust, Inc. REIT	14,928	263,181
Sun Hung Kai Properties Ltd.	20,421	260,347
BOC Hong Kong Holdings Ltd.	98,800	260,079
AGNC Investment Corp. REIT	17,000	236,470
Admiral Group plc	7,000	235,748
DBS Group Holdings Ltd.	16,000	233,429
VEREIT, Inc.	35,500	230,750
Banque Cantonale Vaudoise	2,200	223,571
Japan Post Bank Company Ltd.	28,700	223,375
HSBC Holdings plc	57,000	221,717
Wells Fargo & Co.	9,000	211,590
Vornado Realty Trust REIT	6,100	205,631
Aozora Bank Ltd.	11,000	181,761
Intercontinental Exchange, Inc.	1,730	173,086
Tryg A/S	5,200	164,093
Cboe Global Markets, Inc.	1,700	149,158
New World Development Company Ltd.	27,600	133,555
Arthur J Gallagher & Co.	1,200	126,696
Carlyle Group, Inc.	5,000	123,350
Cincinnati Financial Corp.	1,500	116,955
Daito Trust Construction Company Ltd.	1,300	114,860
Invesco Ltd.	10,000	114,100
CK Asset Holdings Ltd.	23,100	112,525
Sumitomo Mitsui Financial Group, Inc.	4,000	110,632
Prudential Financial, Inc.	1,500	95,280
Blackstone Group, Inc. — Class A	1,700	88,740
Mitsubishi UFJ Lease & Finance Company Ltd.	18,200	83,680
Visa, Inc. — Class A	407	81,388
Total Financial		8,488,594

Technology - 18.1%
Apple, Inc.	11,436	1,324,403
Microsoft Corp.	5,942	1,249,781
NVIDIA Corp.	1,000	541,220
Texas Instruments, Inc.	3,498	499,479
ASML Holding N.V.	1,300	479,838
Advanced Micro Devices, Inc.*	5,200	426,348
Maxim Integrated Products, Inc.	5,300	358,333
MSCI, Inc. — Class A	1,000	356,780
RingCentral, Inc. — Class A*	1,200	329,532
salesforce.com, Inc.*	1,200	301,584
Seagate Technology plc	5,823	286,899
Twilio, Inc. — Class A*	1,100	271,799
Lasertec Corp.	2,600	212,220
Logitech International S.A.	2,700	210,126
Micron Technology, Inc.*	3,500	164,360
Nemetschek SE	2,100	153,941
Otsuka Corp.	2,500	127,506
SAP AG	800	124,569
ASM Pacific Technology Ltd.	12,100	123,036
Lam Research Corp.	300	99,525
Oracle Corporation Japan	800	85,851
Western Digital Corp.	2,000	73,100
Intuit, Inc.	200	65,242
Total Technology		7,865,472

Communications - 11.2%
Amazon.com, Inc.*	401	1,262,641
Alphabet, Inc. — Class C*	424	623,111
NTT DOCOMO, Inc.	10,100	371,982
FactSet Research Systems, Inc.	1,100	368,368
Facebook, Inc. — Class A*	1,150	301,185
MonotaRO Company Ltd.	5,500	272,171
CyberAgent, Inc.	4,200	257,610
AT&T, Inc.	8,265	235,635

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 111

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
WORLD EQUITY INCOME FUND

	Shares	Value
ZOZO, Inc.	7,900	$219,284
Elisa Oyj	3,654	215,486
HKT Trust & HKT Ltd.	125,748	166,482
Verizon Communications, Inc.	2,476	147,297
Nippon Telegraph & Telephone Corp.	7,000	142,674
CenturyLink, Inc.	10,100	101,909
Netflix, Inc.*	200	100,006
Telefonaktiebolaget LM Ericsson — Class B	7,900	86,694
Total Communications		4,872,535

Utilities - 7.4%
National Grid plc	31,600	362,818
NextEra Energy, Inc.	1,203	333,905
Orsted A/S1	2,360	325,317
FirstEnergy Corp.	9,630	276,477
SSE plc	17,200	268,105
Duke Energy Corp.	3,000	265,680
Southern Co.	4,900	265,678
Fortum Oyj	9,900	200,589
Severn Trent plc	6,000	188,753
Exelon Corp.	5,000	178,800
Terna Rete Elettrica Nazionale SpA	22,056	154,542
Enagas S.A.	5,000	115,500
PPL Corp.	4,000	108,840
Sempra Energy	800	94,688
AGL Energy Ltd.	6,393	62,346
Total Utilities		3,202,038

Industrial - 6.1%
3M Co.	2,647	423,997
Atlas Copco AB — Class A*	7,900	378,252
Kone Oyj — Class B	4,165	366,672
Waste Management, Inc.	2,846	322,082
Illinois Tool Works, Inc.	1,621	313,193
Packaging Corporation of America	2,319	252,887
Lockheed Martin Corp.	500	191,640
Venture Corporation Ltd.	13,200	186,098
United Parcel Service, Inc. — Class B	646	107,643
Honeywell International, Inc.	572	94,157
Total Industrial		2,636,621

Consumer, Cyclical - 5.4%
Costco Wholesale Corp.	1,400	497,000
Home Depot, Inc.	1,781	494,602
Domino’s Pizza, Inc.	800	340,224
Evolution Gaming Group AB1	3,900	259,021
McDonald’s Holdings Company Japan Ltd.	4,200	203,858
Bandai Namco Holdings, Inc.	2,700	196,808
ABC-Mart, Inc.	3,200	165,938
Sands China Ltd.	26,740	102,997
Hermes International	100	86,348
Total Consumer, Cyclical		2,346,796

Basic Materials - 4.0%
Rio Tinto plc	7,800	468,515
Fortescue Metals Group Ltd.	26,200	305,786
UPM-Kymmene Oyj	8,900	271,301
International Paper Co.	6,130	248,510
LyondellBasell Industries N.V. — Class A	2,000	140,980
Boliden AB	4,000	119,119
Ecolab, Inc.	500	99,920
Novozymes A/S — Class B	1,300	81,862
Total Basic Materials		1,735,993

Energy - 3.8%
Exxon Mobil Corp.	11,784	404,545
Schlumberger Ltd.	19,000	295,640
Phillips 66	5,500	285,120
Valero Energy Corp.	6,500	281,580
Marathon Petroleum Corp.	8,000	234,720
HollyFrontier Corp.	8,200	161,622
Total Energy		1,663,227

Diversified - 0.7%
CK Hutchison Holdings Ltd.	49,501	297,659

Total Common Stocks
(Cost $37,675,620)		42,565,411

EXCHANGE-TRADED FUNDS† - 1.4%
iShares MSCI EAFE ETF	4,621	294,127
SPDR S&P 500 ETF Trust	876	293,363
Total Exchange-Traded Funds
(Cost $601,064)		587,490

MONEY MARKET FUND† - 0.4%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares, 0.00%[2]	170,949	170,949
Total Money Market Fund
(Cost $170,949)		170,949

Total Investments - 99.8%
(Cost $38,447,633)		$43,323,850
Other Assets & Liabilities, net - 0.2%		87,090
Total Net Assets - 100.0%		$43,410,940

112 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2020
WORLD EQUITY INCOME FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $822,989 (cost $783,160), or 1.9% of total net assets.

[2]	Rate indicated is the 7-day yield as of September 30, 2020.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$42,565,411	$—	$—	$42,565,411
Exchange-Traded Funds	587,490	—	—	587,490
Money Market Fund	170,949	—	—	170,949
Total Assets	$43,323,850	$—	$—	$43,323,850

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 113

WORLD EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2020

Assets:
Investments, at value (cost $38,447,633)	$43,323,850
Foreign currency, at value (cost $7,167)	7,167
Cash	170
Prepaid expenses	38,020
Receivables:
Foreign tax reclaims	113,667
Dividends	103,676
Securities sold	65,863
Investment Adviser	11,250
Fund shares sold	364
Total assets	43,664,027

Liabilities:
Payable for:
Fund shares redeemed	126,074
Professional fees	36,312
Printing fees	30,221
Transfer agent/maintenance fees	15,069
Distribution and service fees	10,225
Management fees	6,378
Fund accounting/administration fees	2,504
Distributions to shareholders	2,091
Trustees’ fees*	1,281
Miscellaneous	22,932
Total liabilities	253,087
Net assets	$43,410,940

Net assets consist of:
Paid in capital	$38,779,611
Total distributable earnings (loss)	4,631,329
Net assets	$43,410,940

A-Class:
Net assets	$37,911,088
Capital shares outstanding	2,522,023
Net asset value per share	$15.03
Maximum offering price per share (Net asset value divided by 95.25%)	$15.78

C-Class:
Net assets	$2,893,418
Capital shares outstanding	224,802
Net asset value per share	$12.87

P-Class:
Net assets	$93,737
Capital shares outstanding	6,181
Net asset value per share	$15.17

Institutional Class:
Net assets	$2,512,697
Capital shares outstanding	168,241
Net asset value per share	$14.94

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

114 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WORLD EQUITY INCOME FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2020

Investment Income:
Dividends (net of foreign withholding tax of $128,860)	$1,357,899
Interest	4,150
Total investment income	1,362,049

Expenses:
Management fees	368,923
Distribution and service fees:
A-Class	116,188
C-Class	31,044
P-Class	261
Transfer agent/maintenance fees:
A-Class	28,682
C-Class	6,892
P-Class	149
Institutional Class	9,885
Registration fees	61,293
Professional fees	50,247
Fund accounting/administration fees	48,875
Custodian fees	23,310
Trustees’ fees*	19,025
Line of credit fees	1,444
Miscellaneous	42,005
Total expenses	808,223
Less:
Expenses reimbursed by Adviser:
A-Class	(28,556)
C-Class	(6,864)
P-Class	(149)
Institutional Class	(9,885)
Expenses waived by Adviser	(104,499)
Total waived/reimbursed expenses	(149,953)
Net expenses	658,270
Net investment income	703,779

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(715)
Futures contracts	90,421
Foreign currency transactions	(8,766)
Net realized gain	80,940
Net change in unrealized appreciation (depreciation) on:
Investments	791,913
Futures contracts	(10,393)
Foreign currency translations	9,321
Net change in unrealized appreciation (depreciation)	790,841
Net realized and unrealized gain	871,781
Net increase in net assets resulting from operations	$1,575,560

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 115

WORLD EQUITY INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$703,779	$1,885,043
Net realized gain on investments	80,940	191,090
Net change in unrealized appreciation (depreciation) on investments	790,841	(2,587,548)
Net increase (decrease) in net assets resulting from operations	1,575,560	(511,415)

Distributions to shareholders:
A-Class	(951,321)	(2,009,452)
C-Class	(41,581)	(99,688)
P-Class	(2,112)	(4,761)
Institutional Class	(69,164)	(531,121)
Total distributions to shareholders	(1,064,178)	(2,645,022)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,840,975	3,128,968
C-Class	262,757	91,755
P-Class	19,559	21,480
Institutional Class	722,745	1,671,048
Distributions reinvested
A-Class	941,400	1,991,397
C-Class	40,533	95,462
P-Class	2,112	4,761
Institutional Class	68,744	530,037
Cost of shares redeemed
A-Class	(26,256,691)	(9,831,792)
C-Class	(701,424)	(863,102)
P-Class	(56,772)	(82,954)
Institutional Class	(1,575,677)	(17,688,013)
Net decrease from capital share transactions	(24,691,739)	(20,930,953)
Net decrease in net assets	(24,180,357)	(24,087,390)

Net assets:
Beginning of year	67,591,297	91,678,687
End of year	$43,410,940	$67,591,297

Capital share activity:
Shares sold
A-Class	123,067	210,190
C-Class	19,865	7,204
P-Class	1,224	1,447
Institutional Class	49,008	114,575
Shares issued from reinvestment of distributions
A-Class	63,949	138,399
C-Class	3,191	7,831
P-Class	142	329
Institutional Class	4,753	37,301
Shares redeemed
A-Class	(1,639,516)	(664,558)
C-Class	(55,988)	(68,969)
P-Class	(3,569)	(5,642)
Institutional Class	(113,599)	(1,170,759)
Net decrease in shares	(1,547,473)	(1,392,652)

116 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$15.26	$15.77	$14.84	$13.54	$12.28
Income (loss) from investment operations:
Net investment income (loss)[a]	.20	.35	.23	.31	.31
Net gain (loss) on investments (realized and unrealized)	(.12)[g]	(.36)	.95	1.34	1.26
Total from investment operations	.08	(.01)	1.18	1.65	1.57
Less distributions from:
Net investment income	(.27)	(.37)	(.25)	(.35)	(.31)
Net realized gains	(.04)	(.13)	—	—	—
Total distributions	(.31)	(.50)	(.25)	(.35)	(.31)
Net asset value, end of period	$15.03	$15.26	$15.77	$14.84	$13.54

Total Return[b]	0.60%	0.14%	8.01%	12.31%	12.85%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,911	$60,639	$67,679	$80,598	$80,575
Ratios to average net assets:
Net investment income (loss)	1.36%	2.39%	1.48%	2.23%	2.36%
Total expenses[c]	1.48%	1.37%	1.37%	1.34%	1.48%
Net expenses[d,e,f]	1.22%	1.22%	1.22%	1.24%	1.48%
Portfolio turnover rate	192%	127%	125%	94%	51%

C-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$13.06	$13.53	$12.72	$11.63	$10.55
Income (loss) from investment operations:
Net investment income (loss)[a]	.08	.21	.09	.19	.18
Net gain (loss) on investments (realized and unrealized)	(.10)[g]	(.33)	.83	1.13	1.09
Total from investment operations	(.02)	(.12)	.92	1.32	1.27
Less distributions from:
Net investment income	(.13)	(.22)	(.11)	(.23)	(.19)
Net realized gains	(.04)	(.13)	—	—	—
Total distributions	(.17)	(.35)	(.11)	(.23)	(.19)
Net asset value, end of period	$12.87	$13.06	$13.53	$12.72	$11.63

Total Return[b]	(0.13%)	(0.69%)	7.27%	11.46%	12.05%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,893	$3,366	$4,215	$6,449	$5,455
Ratios to average net assets:
Net investment income (loss)	0.67%	1.64%	0.71%	1.53%	1.59%
Total expenses[c]	2.40%	2.28%	2.18%	2.19%	2.35%
Net expenses[d,e,f]	1.97%	1.97%	1.97%	1.99%	2.23%
Portfolio turnover rate	192%	127%	125%	94%	51%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 117

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$15.38	$15.92	$15.08	$13.73	$12.33
Income (loss) from investment operations:
Net investment income (loss)[a]	.20	.36	.24	.33	.33
Net gain (loss) on investments (realized and unrealized)	(.11)[g]	(.39)	.95	1.35	1.35
Total from investment operations	.09	(.03)	1.19	1.68	1.68
Less distributions from:
Net investment income	(.26)	(.38)	(.35)	(.33)	(.28)
Net realized gains	(.04)	(.13)	—	—	—
Total distributions	(.30)	(.51)	(.35)	(.33)	(.28)
Net asset value, end of period	$15.17	$15.38	$15.92	$15.08	$13.73

Total Return	0.66%	0.06%	7.99%	12.32%	13.73%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$94	$129	$195	$355	$133
Ratios to average net assets:
Net investment income (loss)	1.36%	2.38%	1.50%	2.28%	2.58%
Total expenses[c]	1.56%	1.44%	1.40%	1.76%	1.33%
Net expenses[d,e,f]	1.22%	1.22%	1.22%	1.24%	1.33%
Portfolio turnover rate	192%	127%	125%	94%	51%

118 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$15.16	$15.71	$14.74	$13.44	$12.23
Income (loss) from investment operations:
Net investment income (loss)[a]	.25	.39	.29	.35	.31
Net gain (loss) on investments (realized and unrealized)	(.13)[g]	(.37)	.93	1.33	1.28
Total from investment operations	.12	.02	1.22	1.68	1.59
Less distributions from:
Net investment income	(.30)	(.44)	(.25)	(.38)	(.38)
Net realized gains	(.04)	(.13)	—	—	—
Total distributions	(.34)	(.57)	(.25)	(.38)	(.38)
Net asset value, end of period	$14.94	$15.16	$15.71	$14.74	$13.44

Total Return	0.92%	0.40%	8.34%	12.61%	13.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,513	$3,458	$19,589	$3,734	$2,824
Ratios to average net assets:
Net investment income (loss)	1.66%	2.67%	1.85%	2.50%	2.42%
Total expenses[c]	1.50%	1.17%	1.02%	1.09%	1.30%
Net expenses[d,e,f]	0.97%	0.97%	0.97%	0.98%	1.22%
Portfolio turnover rate	192%	127%	125%	94%	51%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	—	0.00%*	0.00%*	0.01%
C-Class	—	—	0.00%*	0.01%
P-Class	—	—	—	—
Institutional Class	—	—	0.02%	0.03%

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/20	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	1.22%	1.22%	1.22%	1.22%	1.46%
C-Class	1.97%	1.97%	1.97%	1.97%	2.21%
P-Class	1.22%	1.22%	1.22%	1.22%	1.32%
Institutional Class	0.97%	0.97%	0.97%	0.96%	1.21%

[g]

The amount shown for a share outstanding throughout the year does not accord with the aggregate net gain on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 119

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2020, the Trust consisted of nineteen funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Alpha Opportunity Fund	Diversified
Large Cap Value Fund	Diversified
Market Neutral Real Estate Fund	Non-diversified
Risk Managed Real Estate Fund	Diversified
Small Cap Value Fund	Diversified
StylePlus—Large Core Fund	Diversified
StylePlus—Mid Growth Fund	Diversified
World Equity Income Fund	Diversified

At September 30, 2020, only A-Class, C-Class, P-Class and Institutional Class shares have been issued by the Funds.

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (“GPIM”), which operate under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review

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responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation

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margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(e) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2020, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Dividends from net investment income are declared quarterly in the World Equity Income Fund and Risk Managed Real Estate Fund. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually and recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

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(j) Earnings Credits

Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statements of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2020, are disclosed in the Statements of Operations.

(k) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.09% at September 30, 2020.

(l) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures

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are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
StylePlus—Large Core Fund	Index exposure	$7,684,171	$—
StylePlus—Mid Growth Fund	Index exposure	3,054,940	—
World Equity Income Fund	Hedge	—	1,708,830

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return and custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index or custom basket of securities) for a fixed or variable interest rate. Total return and custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return or custom basket swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
StylePlus—Large Core Fund	Index exposure	$157,103,665	$—
StylePlus—Mid Growth Fund	Index exposure	68,078,035	—

The following table represents the Funds’ use and volume of custom basket swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Alpha Opportunity Fund	Hedge, Leverage	$12,018,355	$48,382,551
Market Neutral Real Estate Fund	Leverage	—	16,291,389
Risk Managed Real Estate Fund	Leverage	50,100,965	49,241,607

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2020:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity contracts	Variation margin on futures contracts	Variation margin on futures contracts
	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

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The following tables sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at September 30, 2020:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Total Value at September 30, 2020
Market Neutral Real Estate Fund	$—	$19,986	$19,986
Risk Managed Real Estate Fund	—	2,218,673	2,218,673
StylePlus—Large Core Fund	—	22,186,319	22,186,319
StylePlus—Mid Growth Fund	8,156	14,253,098	14,261,254

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Total Value at September 30, 2020
Alpha Opportunity Fund	$—	$1,006,173	$1,006,173
StylePlus—Large Core Fund	68,002	—	68,002
StylePlus—Mid Growth Fund	41,534	—	41,534

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. For exchange-traded and centrally cleared derivatives, variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended September 30, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended September 30, 2020:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Total
Alpha Opportunity Fund	$—	$(2,076,607)	$—	$(2,076,607)
Market Neutral Real Estate Fund	—	(1,298,898)	—	(1,298,898)
Risk Managed Real Estate Fund	—	7,145,005	—	7,145,005
StylePlus—Large Core Fund	1,932,175	(1,564,138)	—	368,037
StylePlus—Mid Growth Fund	259,355	(501,906)	—	(242,551)
World Equity Income Fund	—	—	90,421	90,421

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Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Total
Alpha Opportunity Fund	$—	$1,261,494	$—	$1,261,494
Market Neutral Real Estate Fund	—	290,119	—	290,119
Risk Managed Real Estate Fund	—	(163,775)	—	(163,775)
StylePlus—Large Core Fund	(28,787)	22,186,319	—	22,157,532
StylePlus—Mid Growth Fund	(18,311)	14,253,098	—	14,234,787
World Equity Income Fund	—	—	(10,393)	(10,393)

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

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In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Market Neutral Real Estate Fund	Custom basket swap agreements	$19,986	$—	$19,986	$—	$—	$19,986
Risk Managed Real Estate Fund	Custom basket swap agreements	2,218,673	—	2,218,673	—	(1,113,591)	1,105,082
StylePlus—Large Core Fund	Swap equity contracts	22,186,319	—	22,186,319	—	(18,390,000)	3,796,319
StylePlus—Mid Growth Fund	Swap equity contracts	14,253,098	—	14,253,098	—	(12,860,000)	1,393,098

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					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Alpha Opportunity Fund	Custom basket swap agreements	$1,006,173	$—	$1,006,173	$(1,006,173)	$—	$—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2020.

Fund	Counterparty/Clearing Agent	Asset Type	Cash Pledged	Cash Received
Risk Managed Real Estate Fund	Morgan Stanley Capital Services LLC	Custom basket swap agreements	$—	$1,420,000
StylePlus—Large Core Fund	Citibank N.A., New York	Total return swap agreements	—	18,390,000
	Morgan Stanley Capital Services LLC	Futures contracts	720,000	—
			720,000	18,390,000
StylePlus—Mid Growth Fund	Morgan Stanley Capital Services LLC	Futures contracts	258,000	—
	Wells Fargo Bank, N.A.	Total return swap agreements	—	12,860,000
			258,000	12,860,000

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

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Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Alpha Opportunity Fund	0.90%
Large Cap Value Fund	0.65%
Market Neutral Real Estate Fund	1.10%
Risk Managed Real Estate Fund	0.75%
Small Cap Value Fund	0.75%
StylePlus—Large Core Fund	0.75%
StylePlus—Mid Growth Fund	0.75%
World Equity Income Fund	0.70%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

Contractual expense limitation agreements for the following Funds provide that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Alpha Opportunity Fund – A-Class	1.76%	05/31/17	02/01/21
Alpha Opportunity Fund – C-Class	2.51%	05/31/17	02/01/21
Alpha Opportunity Fund – P-Class	1.76%	05/31/17	02/01/21
Alpha Opportunity Fund – Institutional Class	1.51%	05/31/17	02/01/21
Large Cap Value Fund – A-Class	1.15%	11/30/12	02/01/21
Large Cap Value Fund – C-Class	1.90%	11/30/12	02/01/21
Large Cap Value Fund – P-Class	1.15%	05/01/15	02/01/21
Large Cap Value Fund – Institutional Class	0.90%	06/05/13	02/01/21
Market Neutral Real Estate Fund – A-Class	1.65%	02/26/16	02/01/21
Market Neutral Real Estate Fund – C-Class	2.40%	02/26/16	02/01/21
Market Neutral Real Estate Fund – P-Class	1.65%	02/26/16	02/01/21
Market Neutral Real Estate Fund – Institutional Class	1.40%	02/26/16	02/01/21
Risk Managed Real Estate Fund – A-Class	1.30%	03/26/14	02/01/21
Risk Managed Real Estate Fund – C-Class	2.05%	03/26/14	02/01/21
Risk Managed Real Estate Fund – P-Class	1.30%	05/01/15	02/01/21
Risk Managed Real Estate Fund – Institutional Class	1.10%	03/26/14	02/01/21
Small Cap Value Fund – A-Class	1.30%	11/30/12	02/01/21
Small Cap Value Fund – C-Class	2.05%	11/30/12	02/01/21
Small Cap Value Fund – P-Class	1.30%	05/01/15	02/01/21
Small Cap Value Fund – Institutional Class	1.05%	11/30/12	02/01/21
World Equity Income Fund – A-Class	1.22%	08/15/13	02/01/21
World Equity Income Fund – C-Class	1.97%	08/15/13	02/01/21
World Equity Income Fund – P-Class	1.22%	05/01/15	02/01/21
World Equity Income Fund – Institutional Class	0.97%	08/15/13	02/01/21

THE GUGGENHEIM FUNDS ANNUAL REPORT | 129

NOTES TO FINANCIAL STATEMENTS (continued)

GI and GPIM are entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI and GPIM are entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI or GPIM. At September 30, 2020, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

Fund	2021	2022	2023	Total
Alpha Opportunity Fund
A-Class	$—	$—	$1,974	$1,974
C-Class	574	594	949	2,117
P-Class	—	32	546	578
Institutional Class	—	—	1,324	1,324
Large Cap Value Fund
A-Class	93,910	86,271	123,000	303,181
C-Class	6,839	5,745	6,365	18,949
P-Class	552	654	1,005	2,211
Institutional Class	3,127	9,093	2,945	15,165
Market Neutral Real Estate Fund
A-Class	13,868	61,944	55,287	131,099
C-Class	4,083	3,045	1,909	9,037
P-Class	16,626	6,884	8,658	32,168
Institutional Class	164,604	115,010	79,024	358,638
Risk Managed Real Estate Fund
A-Class	—	—	16	16
C-Class	1,513	741	611	2,865
P-Class	—	2,534	10,690	13,224
Institutional Class	—	—	—	—
Small Cap Value Fund
A-Class	91,854	101,617	118,318	311,789
C-Class	31,586	21,993	25,348	78,927
P-Class	215	491	1,268	1,974
Institutional Class	34,694	35,461	35,467	105,622
World Equity Income Fund
A-Class	111,231	89,463	120,308	321,002
C-Class	12,493	11,022	13,263	36,778
P-Class	531	318	359	1,208
Institutional Class	5,983	27,702	16,027	49,712

During the year ended September 30, 2020, GI recouped amounts from the Funds as follows:

Alpha Opportunity Fund	$2,485
Large Cap Value Fund	42
Market Neutral Real Estate Fund	65
Risk Managed Real Estate Fund	22,028

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended September 30, 2020, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
StylePlus—Large Core Fund	$81,884
StylePlus—Mid Growth Fund	35,298

For the year ended September 30, 2020, GFD retained sales charges of $253,986 relating to sales of A-Class shares of the Trust.

130 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

At September 30, 2020, GI and its affiliates owned over twenty percent of the outstanding shares of the Funds, as follows:

Fund	Percent of Outstanding Shares Owned
Alpha Opportunity Fund	62%

Note 6 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2020 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Alpha Opportunity Fund	$862,439	$—	$862,439
Large Cap Value Fund	936,171	3,231,088	4,167,259
Market Neutral Real Estate Fund	105,833	282,471	388,304
Risk Managed Real Estate Fund	4,652,831	9,825,451	14,478,282
Small Cap Value Fund	211,835	292,577	504,412
StylePlus—Large Core Fund	2,990,159	336,849	3,327,008
StylePlus—Mid Growth Fund	948,478	975,309	1,923,787
World Equity Income Fund	882,816	181,362	1,064,178

THE GUGGENHEIM FUNDS ANNUAL REPORT | 131

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended September 30, 2019 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Alpha Opportunity Fund	$2,143,337	$—	$2,143,337
Large Cap Value Fund	1,106,601	2,342,370	3,448,971
Market Neutral Real Estate Fund	68,922	89,743	158,665
Risk Managed Real Estate Fund	2,914,307	2,618,643	5,532,950
Small Cap Value Fund	159,180	1,629,343	1,788,523
StylePlus—Large Core Fund	6,372,166	27,982,600	34,354,766
StylePlus—Mid Growth Fund	2,645,647	13,697,302	16,342,949
World Equity Income Fund	1,933,062	711,960	2,645,022

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2020 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Alpha Opportunity Fund	$411,952	$—	$(1,796,383)	$(28,670,233)	$—	$(30,054,664)
Large Cap Value Fund	994,114	1,312,858	270,184	—	—	2,577,156
Market Neutral Real Estate Fund	160,269	28,094	703,977	—	—	892,340
Risk Managed Real Estate Fund	10,011,917	8,296,994	(5,034,080)	(1,169,572)	(1,763,065)	10,342,194
Small Cap Value Fund	—	—	(630,524)	(869,988)	—	(1,500,512)
StylePlus—Large Core Fund	1,584,292	—	25,791,818	—	—	27,376,110
StylePlus—Mid Growth Fund	391,090	—	15,145,468	(973,983)	—	14,562,575
World Equity Income Fund	198,279	77,889	4,355,161	—	—	4,631,329

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2020, capital loss carryforwards for the Funds were as follows:

Fund		Unlimited		Total Capital Loss Carryforward
	Short-Term	Long-Term
Alpha Opportunity Fund		$(22,486,826)	$(6,183,407)	$(28,670,233)
StylePlus—Mid Growth Fund		(141,268)	(832,715)	(973,983)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in partnerships and real estate investment trusts, foreign currency gains and losses, losses deferred due to wash sales, distributions in connection with redemption of fund shares, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of securities sold short, dividends payable, distribution reclasses, and “mark-to-market” of certain derivatives. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

132 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following adjustments were made on the Statements of Assets and Liabilities as of September 30, 2020 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Large Cap Value Fund	$1,799,271	$(1,799,271)
Market Neutral Real Estate Fund	170,419	(170,419)
Risk Managed Real Estate Fund	3,501,439	(3,501,439)
Small Cap Value Fund	(122,002)	122,002
StylePlus—Large Core Fund	(19,893)	19,893
StylePlus—Mid Growth Fund	(8,118)	8,118
World Equity Income Fund	41,376	(41,376)

At September 30, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Alpha Opportunity Fund	$39,307,369	$1,428,477	$(3,224,860)	$(1,796,383)
Large Cap Value Fund	29,712,482	3,900,952	(3,630,768)	270,184
Market Neutral Real Estate Fund	56,869,295	1,677,587	(973,610)	703,977
Risk Managed Real Estate Fund	316,520,477	13,365,309	(18,399,389)	(5,034,080)
Small Cap Value Fund	5,684,111	463,916	(1,094,440)	(630,524)
StylePlus—Large Core Fund	203,468,449	26,898,855	(1,107,037)	25,791,818
StylePlus—Mid Growth Fund	90,916,263	15,782,980	(637,512)	15,145,468
World Equity Income Fund	38,975,269	6,095,392	(1,746,811)	4,348,581

Pursuant to U.S. federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and September 30 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and September 30 of each year as occurring on the first day of the following tax year. For the year ended September 30, 2020, the following losses reflected in the accompanying financial statements were deferred for U.S. federal income tax purposes until October 1, 2020:

Fund	Ordinary	Capital
Small Cap Value Fund	$—	$(869,988)

Note 7 – Securities Transactions

For the year ended September 30, 2020, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Alpha Opportunity Fund	$120,676,435	$164,355,909
Large Cap Value Fund	10,146,299	32,663,612
Market Neutral Real Estate Fund	76,621,623	56,566,823
Risk Managed Real Estate Fund	600,748,908	485,041,645
Small Cap Value Fund	3,565,026	11,434,831
StylePlus—Large Core Fund	136,661,528	131,908,732
StylePlus—Mid Growth Fund	70,243,432	66,360,325
World Equity Income Fund	99,706,604	124,212,116

THE GUGGENHEIM FUNDS ANNUAL REPORT | 133

NOTES TO FINANCIAL STATEMENTS (concluded)

Note 8 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,205,000,000 line of credit from Citibank, N.A., which was in place through October 4, 2019, at which time the line of credit was renewed with an increased commitment amount of $1,230,000,000. A Fund may draw (borrow) from the line of credit, with limits subject to applicable regulatory requirements around leverage, as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Statement of Operations under “Line of credit fees”. The Funds did not have any borrowings under this agreement as of and for the year ended September 30, 2020.

On October 2, 2020, the Trust, along with other affiliated trusts, renewed the $1,230,000,000 line of credit with Citibank, N.A.

Note 9 – Other Liabilities

StylePlus—Large Core Fund wrote put option contracts through Lehman Brothers Inc., (“LBI”) that were exercised prior to the option contracts’ expiration and prior to the bankruptcy filing by LBI, during September 2008. These transactions have not settled and the securities have not been delivered to the Fund as of September 30, 2020.

The Fund recorded a liability equal to the difference between the strike price on the put options and the market price of the underlying security on the exercise date. The amount of the liability recorded by the Fund prior to September 30, 2020, was $18,615 and was included in payable for miscellaneous in the Statement of Assets and Liabilities. On May 15, 2020 before the period end, the Fund revised the amount of the liability to $0 after it was determined the Fund have no future obligations related to this matter.

Note 10 – Large Shareholder Risk

As of September 30, 2020, 61.9% of the Alpha Opportunity Fund (the “Fund”) was held by Guggenheim Macro Opportunities Fund. The Fund may experience adverse effects if a large number of shares of the Fund are held by a single shareholder (e.g., an institutional investor, financial intermediary or another GI Fund). The Fund is subject to the risk that a redemption by those shareholders of all or a large portion of the Fund could cause the Fund to liquidate its assets at inopportune times, or at a loss or depressed value, which could adversely impact the Fund’s performance and cause the value of a shareholder’s investment to decline. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for shareholders. They also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization.

Note 11 – COVID-19 and Recent Developments

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in the Funds are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Note 12– Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

134 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Guggenheim Alpha Opportunity Fund, Guggenheim Large Cap Value Fund, Guggenheim Market Neutral Real Estate Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim Small Cap Value Fund, Guggenheim StylePlus-Large Core Fund, Guggenheim StylePlus-Mid Growth Fund and Guggenheim World Equity Income Fund and the Board of Trustees of Guggenheim Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Guggenheim Alpha Opportunity Fund, Guggenheim Large Cap Value Fund, Guggenheim Market Neutral Real Estate Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim Small Cap Value Fund, Guggenheim StylePlus-Large Core Fund, Guggenheim StylePlus-Mid Growth Fund and Guggenheim World Equity Income Fund (collectively referred to as the “Funds”) (eight of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedules of investments, as of September 30, 2020, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eight of the funds constituting Guggenheim Funds Trust) at September 30, 2020, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual Fund constituting the Guggenheim Funds Trust	Statement of operations	Statements of changes in net assets	Financial highlights

Guggenheim Alpha Opportunities Fund

Guggenheim Large Cap Value Fund

Guggenheim Risk Managed Real Estate Fund

Guggenheim Small Cap Value Fund

Guggenheim StylePlus-Large Core Fund

Guggenheim StylePlus-Mid Growth Fund

Guggenheim World Equity Income Fund

	For the year ended September 30, 2020	For each of the two years in the period ended September 30, 2020	For each of the five years in the period ended September 30, 2020
Guggenheim Market Neutral Real Estate Fund	For the year ended September 30, 2020	For each of the two years in the period ended September 30, 2020	For each of the four years in the period ended September 30, 2020 and the period from February 26, 2016 (commencement of operations) through September 30, 2016

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by

THE GUGGENHEIM FUNDS ANNUAL REPORT | 135

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 27, 2020

136 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2021, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2020.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2020, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2020, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
Alpha Opportunity Fund	100.00%	100.00%	3.05%	0.00%
Large Cap Value Fund	100.00%	100.00%	2.00%	100.00%
Market Neutral Real Estate Fund	3.13%	3.13%	12.72%	0.00%
Risk Managed Real Estate Fund	3.75%	3.83%	0.79%	0.00%
Small Cap Value Fund	100.00%	100.00%	1.04%	100.00%
StylePlus—Large Core Fund	36.66%	35.98%	0.00%	100.00%
StylePlus—Mid Growth Fund	28.68%	27.85%	0.00%	100.00%
World Equity Income Fund	100.00%	82.85%	0.30%	0.00%

With respect to the taxable year ended September 30, 2020, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Large Cap Value Fund	$3,231,088	$1,799,271
Market Neutral Real Estate Fund	282,471	—
Risk Managed Real Estate Fund	9,825,451	3,501,439
Small Cap Value Fund	292,577	—
StylePlus—Large Core Fund	336,849	—
StylePlus—Mid Growth Fund	975,309	—
World Equity Income Fund	181,362	—

Proposed regulations dated January 18, 2019 enable a regulated investment company to pay Section 199A dividends to its shareholders. Section 199A, enacted as part of the Tax Cuts and Jobs Act of 2017, may allow non-corporate tax payers a deduction of up to 20% of qualified business income from flow-through entities, including dividends from real estate investment trusts. The qualifying percentage of the Fund’s ordinary income and short-term capital gain distributions, if any, for the purposes of the Section 199A deduction was 45.61% for Market Neutral Real Estate Fund and 35.43% for Risk Managed Real Estate Fund.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 137

OTHER INFORMATION (Unaudited)(continued)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

●	Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)	●	Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)
●	Guggenheim Diversified Income Fund (“Diversified Income Fund”)	●	Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)
●	Guggenheim High Yield Fund (“High Yield Fund”)	●	Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)
●	Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)	●	Guggenheim Limited Duration Fund (“Limited Duration Fund”)
●	Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)	●	Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)
●	Guggenheim Municipal Income Fund (“Municipal Income Fund”)	●	Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)
●	Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)	●	Guggenheim SMid Cap Value Fund (“SMid Cap Value Fund”)
●	Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)	●	Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)
●	Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)	●	Guggenheim Ultra Short Duration Fund (“Ultra Short Duration Fund”)
●	Guggenheim World Equity Income Fund (“World Equity Income Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) Municipal Income Fund; (vi) Small Cap Value Fund; (vii) SMid Cap Value Fund; (viii) StylePlus—Large Core Fund; (ix) StylePlus—Mid Growth Fund; and (x) World Equity Income Fund (collectively, the “SI-Advised Funds”).

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(Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund; (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; (vii) Total Return Bond Fund; and (viii) Ultra Short Duration Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).1 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio. GPIM also serves as investment adviser for the Capital Stewardship Fund, which is addressed in a separate report.2

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.3 At meetings held by videoconference and/or telephonically on April 20–21, 2020 (the “April Meeting”) and on May 15 and 18, 2020 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

[1]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as an “Adviser” and together, the “Advisers.”

[2]

Because shares of the Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to the Capital Stewardship Fund, and the Sub-Advisory Agreement with Concinnity Advisors, LP, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding the Capital Stewardship Fund.

[3]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief was originally limited to the period from March 13, 2020 to June 15, 2020 and was subsequently extended through August 15, 2020. The Board, including the Independent Trustees, relied on this relief in voting to renew the Agreements at a meeting of the Board held by videoconference on May 18, 2020.

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In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each of the Advisory Agreements and the GPIM Sub-Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by Each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal and regulatory risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.4 As a result, the Committee did not evaluate the services provided to the Municipal Income Fund under the Advisory Agreement and the GPIM Sub-Advisory Agreement separately.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

[4]

Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Agreements.

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Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2019, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. The Committee also received certain updated performance information as of March 31, 2020.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee considered more recent performance periods for those Funds with circumstances in which recent enhancements had been made to the portfolio management processes or techniques employed for a Fund. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund’s Institutional Class shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations:

Alpha Opportunity Fund: The returns of the Fund’s Institutional Class shares ranked in the 93rd and 97th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily due to the Fund’s beta profile and fundamental factor tilts. The Committee noted management’s statement that the Fund’s lower beta profile to broad market U.S. equities relative to its peers, high positive allocation to value and short on growth, and negative sector exposures to well-performing sectors have detracted from investment performance. The Committee took into account management’s statement that, since October 2016, the Fund’s investment team has implemented enhancements to a number of components of the investment model used for the Fund, including revising expected risk models and security selection models, expanding the number of industry models used and more recently adding a macro overlay to better incorporate Guggenheim’s market views. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings had improved to the 64th and 83rd percentiles, respectively, and that one-year performance ranked in the 53rd percentile. The Committee also considered Guggenheim’s statement that it continues to conduct ongoing research into potential enhancements to improve the Fund’s performance, but is not currently contemplating any changes to the Fund’s portfolio construction process in the near term.

Diversified Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 90th percentile of its performance universe for the three-year period ended December 31, 2019. The Committee noted management’s explanation that the Fund’s relative underperformance over this time period was primarily due to the Fund’s defensively-positioned portfolio, in particular within its fixed-income sleeve which includes allocations to several Guggenheim fixed-income funds that were defensively positioned beginning in 2018, reflecting Guggenheim’s market views. The Committee also noted management’s statement that the Fund maintained a lower beta profile to equities relative to its peers. The Committee took into account management’s statement that, although absolute returns have trailed peers, the Fund’s risk-adjusted returns for the period since inception through December 31, 2019 rank in the top decile of its peer group while its maximum drawdown is in the lowest quartile of its peer group. The Committee also considered management’s statement that, during 2019, the Fund’s investment team implemented a new model to help drive allocation decisions and provide increased flexibility in making relative value assessments across asset classes and sectors, which is expected to improve investment performance. The Committee noted that, as of March 31, 2020, the three-year performance ranking had improved to the 78th percentile and that one-year performance ranked in the 66th percentile.

Large Cap Value Fund: The returns of the Fund’s Institutional Class shares ranked in the 53rd and 80th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the three-year time period was primarily due to the Fund’s overweight exposure to value stocks relative to its peers, driven by the Fund’s disciplined, Delta-Y-based investment process. The Committee considered the Fund’s competitive performance over the five-year time period, noting management’s statement that such performance was due to the implementation of Compass, a stock selection tool, in August 2014. The Committee also took into account management’s statement that the investment team was expanded and given enhanced tools and flexibility in 2019 to construct portfolios that harness Guggenheim’s security selection capabilities with better control of factor risks. The Committee noted that, although as of March 31, 2020 the performance rankings for the Fund had not improved, the implementation of Compass had resulted in improved performance for other funds in the Guggenheim fund complex.

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Macro Opportunities Fund: The returns of the Fund’s Institutional Class shares ranked in the 38th and 75th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that, although the returns of the Fund’s Institutional Class shares rank well relative to its performance universe for the since-inception and five-year periods, the large majority of the Fund’s relative underperformance over the three-year time period was due to sharp underperformance in 2019 as a result of the Fund’s high credit quality and lower duration portfolio throughout 2019, which reflected Guggenheim’s market views that were implemented beginning in 2018. The Committee noted management’s view that the Fund’s defensive positioning was justified given growing risks in credit markets, tight credit spreads and low to negative term premiums. The Committee also noted management’s statement that many peers had higher allocations to corporate credit, which performed well in 2019. The Committee took into account management’s statement that the Fund’s investment team believes a defensive approach may offer greater relative value given current market conditions, but may increase allocations to risk when markets present more positive asymmetry. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings had improved to the 29th and 56th percentiles, respectively.

Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 89th and 72nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s increased allocation to floating rate securities in 2016 and the Fund’s more defensive investment approach detracted from performance that year, impacting trailing returns for the five-year and three-year periods. The Committee noted management’s explanation that the Fund’s defensive positioning in 2019, notably underweights in duration and credit risks, which reflected Guggenheim’s market views that were implemented beginning in 2018, also contributed to relative underperformance. The Committee also took into account management’s statement that the investment team believes a defensive approach is warranted given growing credit risks and high valuations across the Fund’s investable universe. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings had improved to the 47th and 29th percentiles, respectively.

Total Return Bond Fund: The returns of the Fund’s Institutional Class shares ranked in the 17th and 77th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s defensive positioning in 2019, notably underweights in corporate credit and duration risks, which reflected Guggenheim’s market views that were implemented beginning in 2018, was the primary contributor to its relative underperformance over the three-year time period. The Committee noted management’s statement that the returns of the Fund’s Institutional Class shares rank well over longer time periods, especially from a risk-adjusted standpoint. The Committee took into account management’s statement that, given the investment team’s defensive outlook, capital preservation will remain at the forefront of portfolio positioning and the team will continue to manage downside protection and seek to take advantage of return opportunities should the risk-reward trade-off become more attractive. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings had improved to the 1st and 9th percentiles, respectively.

World Equity Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 74th and 86th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the three-year time period was primarily due to its emphasis on producing a high level of dividend income during a period in which dividend-paying stocks underperformed broader equity indices. The Committee noted management’s statement that the Fund’s peer group, as identified by FUSE, consists of funds that invest in global equities without a particular focus on dividend income, whereas the Fund performed competitively over the three-year time period when compared to management’s internal peer group, which utilizes the Lipper Global Equity Income peer group. The Committee took into account management’s statement that, in early 2020, the investment team revised the investment process for the Fund to allow greater flexibility to employ Guggenheim’s fundamental factor and sector models to generate alpha, which is expected to improve performance. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings had improved to the 48th and 61st percentiles, respectively, and that one-year performance ranked in the 59th percentile.

After reviewing the foregoing and other related factors, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by Each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee5 and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of

[5]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that, while Fund flows and profitability are evaluated, primary consideration is given to market competitiveness, support requirements and shareholder return and expense expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the applicable Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial, legal and regulatory risks it faces when offering the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or that the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group.

In addition, the Committee made the following observations:

Floating Rate Strategies Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (93rd percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception period ended December 31, 2019. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

High Yield Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (60th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (87th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception and five-year periods ended December 31, 2019. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Limited Duration Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class ranks in the third quartile (73rd percentile) of its peer group. The Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (60th percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the since-inception and five-year periods ended December 31, 2019. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Macro Opportunities Fund: The contractual advisory fee, net effective management fee and total net expense ratio for the Fund’s Institutional Class shares each rank in the fourth quartile (87th, 80th and 87th percentiles, respectively) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities outside of fixed income, including equities, currencies, commodities and derivatives, and that peer funds have varying degrees of capability, flexibility and

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associated fees. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception period ended December 31, 2019. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

SMid Cap Value Fund: The Committee noted that, effective January 3, 2020, Guggenheim SMid Cap Value Institutional Fund (the “Predecessor Institutional Fund”) merged into the newly created Institutional Class of the SMid Cap Value Fund. The Committee noted that the Predecessor Institutional Fund’s fees and expenses were identical to those of the SMid Cap Value Fund’s Institutional Class shares and that the total net expense ratio of the SMid Cap Value Fund’s Institutional Class shares is expected to be lower than that of the Predecessor Institutional Fund.

The contractual advisory fee of the Predecessor Institutional Fund ranked in the first quartile (17th percentile) of its peer group. The net effective management fee of the Predecessor Institutional Fund ranked in the fourth quartile (83rd percentile) of its peer group. The Committee considered that the total net expense ratio of the Predecessor Institutional Fund ranked in the third quartile (58th percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the SMid Cap Value Fund’s currently effective expense limitation agreement with the Adviser.

Total Return Bond Fund: The contractual advisory fee, net effective management fee and total net expense ratio for the Fund’s Institutional Class shares each rank in the fourth quartile (80th, 87th and 80th percentiles, respectively) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the since-inception and five-year periods ended December 31, 2019. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Ultra Short Duration Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (33rd percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile) of its peer group. The Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the second quartile (40th percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2019, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2018. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

The Committee also considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from certain economies of scale and synergies, such as enhanced visibility of the Advisers, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee noted the Adviser’s statements,

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including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such breakpoints and expense waivers and limitations. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, among other things considered, the Committee determined that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for Municipal Income Fund—Security Investors and GPIM, respectively—are part of and do business as Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

The Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 145

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since July 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr.(1) (1946)	Trustee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley(1) (1946)	Trustee	Since 2005	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III(1) (1946)	Trustee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since July 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (9) (2018 - present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since July 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-September 2020).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 147

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.
(1)	Under the Funds’ Independent Trustees Retirement Policy, Messrs. Chubb, Farley and Friedrich are expected to retire in 2021.

148 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 149

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

150 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 151

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 153

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Guggenheim Funds Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) previously approved the designation of a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018, through March 31, 2020. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

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9.30.2020

Guggenheim Funds Annual Report

Guggenheim Diversified Income Fund
Guggenheim High Yield Fund
Guggenheim Investment Grade Bond Fund
Guggenheim Municipal Income Fund

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	SBINC-ANN-0920x0921

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
DIVERSIFIED INCOME FUND	9
HIGH YIELD FUND	19
INVESTMENT GRADE BOND FUND	40
MUNICIPAL INCOME FUND	72
NOTES TO FINANCIAL STATEMENTS	88
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	109
OTHER INFORMATION	110
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	120
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	125
LIQUIDITY RISK MANAGEMENT PROGRAM	128

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2020

Dear Shareholder:

The fiscal year ended September 30, 2020, concluded on a cautious note. Even though markets performed well for most of the period, COVID-19 became the deadliest pandemic in a century, causing a steeper plunge in output and employment in two months than during the first two years of the Great Depression. The U.S. Federal Reserve acted quickly to restore market functioning and cushion the economy, cutting rates to zero, engaging in massive asset purchases, and launching an array of lending facilities. Congress also acted much faster than in previous downturns, with the budget deficit headed to the highest level since World War II.

The recovery since the spring has been faster than expected, with consumer confidence holding up due to the temporary nature of layoffs and positive personal income growth thanks to massive fiscal support. However, the outlook for the next several months is more challenging. Fiscal support is fading, so incomes will likely fall in the fourth quarter. Also, colder weather and the reopening of schools make the likelihood of another large COVID wave very high, risking renewed lockdowns and a setback in the recovery. We do not expect a full recovery will be possible until a vaccine has been developed, tested, approved, produced, and administered across the globe. This process will likely take until mid-2021, or possibly longer. As discussed in this shareholder report, these events have had an impact on performance.

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (the “Investment Advisers”) are pleased to present the shareholder report for a selection of our Funds (the “Funds”) for the annual fiscal period ended September 30, 2020.

The Investment Advisers are part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Advisers.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for each Fund.

We are committed to the safety and prosperity of our clients, our employees, and our shareholders. Thank you for the trust you place in us.

Sincerely,

Security Investors, LLC,
Guggenheim Partners Investment Management, LLC,

October 31, 2020

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2020

Diversified Income Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the fund to greater volatility. ● Derivatives may pose risks in addition to and greater than those associated with investing directly in securities or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. ● Stock prices, especially stock prices of smaller companies, can be volatile as they reflect changes in the issuing company’s financial conditions and changes in the overall market ● Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile and they are subject to liquidity risk.● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● Master limited partnerships (“MLPs”) are subject to certain risks inherent in the structure of MLPs, including tax risks, limited control and voting rights and potential conflicts of interest. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments and investment strategies, including investments in MLPs and certain investment vehicles, may be subject to special and complex federal income tax provisions that may adversely affect the Fund and its distributions to shareholders. ● Leveraging will exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. ● Please read the prospectus for more detailed information regarding these and other risks.

High Yield Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ●The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Investment Grade Bond Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Municipal Income Fund may not be suitable for all investors. ● The Fund will be significantly affected by events that affect the municipal bond market, which could include unfavorable legislative or political developments and adverse changes in the financial conditions of state and municipal issuers or the federal government in case it provides financial support to the municipality. Income from municipal bonds held by the Fund could be declared taxable because of changes in tax laws. The Fund may invest in securities that generate taxable income. A portion of the Fund’s otherwise tax-exempt dividends may be taxable to those shareholders subject to the alternative minimum tax. ● Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the Fund and the overall municipal market. ● Municipalities currently experience budget shortfalls, which could cause them to default on their debt and thus subject the Fund to unforeseen losses. ● Like other funds that hold bonds and other fixed-income investments, the Fund’s market value will change in response to interest rate changes and market conditions, among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high-yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ●Instruments and strategies (such as reverse repurchase agreements, unfunded commitments, tender option bonds, and borrowings) may expose the Fund to many of the same risks as investments in derivatives and may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2020

While no one anticipated the emergence of a global pandemic a year ago, we anticipated that markets had become overvalued and were vulnerable to some kind of exogenous shock. That shock came in the form of COVID-19, the necessary precautions against which have placed additional burden on already struggling global economies. Faced with the prospect of an economic collapse, policymakers in the U.S. introduced fiscal and monetary policy initiatives that have for the most part shored up the U.S. economy, although more stimulus appears to be necessary. These policy initiatives, particularly on the monetary side, have increased market liquidity and lowered borrowing rates, challenging fixed-income investors with low yields. For the trailing 12-month period ended September 30, 2020, the yield on the two-year Treasury declined by 150 basis points to 0.13% from 1.63%, and the 10-year Treasury fell 99 basis points to 0.69% from 1.68%. The spread between the two-year U.S. Treasury and 10-year U.S. Treasury widened from 5 basis points to 56 basis points.

While the outlook on fiscal policy is contingent on the 2020 presidential election outcome, the monetary policy outlook is far less dependent on it. Our views hold that the U.S. Federal Reserve (the “Fed”) will remain accommodative over the next several years. This is in large part owing to recent revisions to the Fed’s policy framework that resulted in a dovish shift in the policy reaction function.

Fed policymakers revised their Statement on Longer-Run Goals and Monetary Policy Strategy in August 2020. Labor market goals now focus on correcting shortfalls in achieving maximum employment, rather than managing deviations from it, which previously included tightening policy when the Fed thought the labor market was too tight. Instead, the Fed will now tolerate the unemployment rate falling below a level they consider to be maximum employment as long as it does not produce unwanted inflation. On inflation policy, the Fed will aim for core inflation to average 2 percent over an unspecified time period. This allows for inflation readings that are moderately above 2 percent over shorter horizons to make up for periods when inflation falls below its target.

The practical effect of the revised strategy would likely have meant no rate hikes from 2015–2018, as inflation was never above 2 percent for a sustained period and a low unemployment rate is now an insufficient justification for raising rates. But the revised statement, and Fed Chair Jerome Powell’s speech at Jackson Hole, which coincided with the release of the new framework, gave no explanation of how the Fed would actually achieve higher inflation, something it could not attain previously with years of short-term rates at zero and trillions of dollars in quantitative easing. A lack of concrete guidance on the overshoot (with no numerical target and no specified time frame) further weakens the policy and the associated response in inflation expectations, which remain lower than the Fed would favor.

We expect the Fed will have a difficult time in reaching its inflation target in the coming years, let alone exceeding it, in part because core inflation lags real gross domestic product growth by about 18 months, meaning that inflation should trend downward over the next several quarters. In addition, elevated unemployment and a high debt burden will weigh on the speed of the recovery. As the last expansion demonstrated, even a strong economy with low unemployment does not necessarily produce inflation in excess of 2 percent, as many components of inflation are not responsive to interest rates or economic conditions.

Below-target inflation may anchor U.S. Treasury yields at low levels. In the near term, concerns over another COVID-19 wave complicated by the flu season, a slowing pace of improvement in the labor market, a lack of additional fiscal stimulus, and election uncertainty, all suggest low U.S. Treasury yields. In addition, comparatively higher yields in the U.S. should continue to attract capital from abroad, further supporting the market.

For the 12-month period ended September 30, 2020, the Standard & Poor’s 500® (“S&P 500”) Index* returned 15.15%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 0.49%. The return of the MSCI Emerging Markets Index* was 10.54%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 6.98% return for the 12-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 3.25%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.10% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2020

*Index Definitions

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bloomberg Barclays Municipal Bond Index is a broad market performance benchmark for the tax-exempt bond market. The bonds included in this index must have a minimum credit rating of at least Baa.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2020 and ending September 30, 2020.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Diversified Income Fund
A-Class	0.81%	8.83%	$ 1,000.00	$ 1,088.30	$ 4.24
C-Class	1.55%	8.39%	1,000.00	1,083.90	8.10
P-Class	0.81%	8.84%	1,000.00	1,088.40	4.24
Institutional Class	0.56%	8.92%	1,000.00	1,089.20	2.93
High Yield Fund
A-Class	1.10%	14.93%	1,000.00	1,149.30	5.93
C-Class	1.93%	14.47%	1,000.00	1,144.70	10.38
P-Class	1.19%	14.87%	1,000.00	1,148.70	6.41
Institutional Class	0.87%	14.96%	1,000.00	1,149.60	4.69
R6-Class	0.79%	15.12%	1,000.00	1,151.20	4.26
Investment Grade Bond Fund
A-Class	0.78%	8.12%	1,000.00	1,081.20	4.07
C-Class	1.53%	7.70%	1,000.00	1,077.00	7.97
P-Class	0.78%	8.11%	1,000.00	1,081.10	4.07
Institutional Class	0.50%	8.29%	1,000.00	1,082.90	2.61
Municipal Income Fund
A-Class	0.80%	3.22%	1,000.00	1,032.20	4.08
C-Class	1.55%	2.84%	1,000.00	1,028.40	7.88
P-Class	0.80%	3.22%	1,000.00	1,032.20	4.08
Institutional Class	0.55%	3.35%	1,000.00	1,033.50	2.80

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Diversified Income Fund
A-Class	0.81%	5.00%	$ 1,000.00	$ 1,021.01	$ 4.10
C-Class	1.55%	5.00%	1,000.00	1,017.30	7.84
P-Class	0.81%	5.00%	1,000.00	1,021.01	4.10
Institutional Class	0.56%	5.00%	1,000.00	1,022.26	2.84
High Yield Fund
A-Class	1.10%	5.00%	1,000.00	1,019.55	5.57
C-Class	1.93%	5.00%	1,000.00	1,015.39	9.75
P-Class	1.19%	5.00%	1,000.00	1,019.10	6.02
Institutional Class	0.87%	5.00%	1,000.00	1,020.71	4.41
R6-Class	0.79%	5.00%	1,000.00	1,021.11	4.00
Investment Grade Bond Fund
A-Class	0.78%	5.00%	1,000.00	1,021.16	3.95
C-Class	1.53%	5.00%	1,000.00	1,017.40	7.74
P-Class	0.78%	5.00%	1,000.00	1,021.16	3.95
Institutional Class	0.50%	5.00%	1,000.00	1,022.56	2.54
Municipal Income Fund
A-Class	0.80%	5.00%	1,000.00	1,021.06	4.05
C-Class	1.55%	5.00%	1,000.00	1,017.30	7.84
P-Class	0.80%	5.00%	1,000.00	1,021.06	4.05
Institutional Class	0.55%	5.00%	1,000.00	1,022.31	2.79

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest, if any. This ratio represents net expenses, which may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the period would be:

	A-Class	C-Class	P-Class	Institutional Class	R6-Class
Diversified Income Fund	0.81%	1.54%	0.81%	0.56%	N/A
High Yield Fund	1.06%	1.89%	1.15%	0.84%	0.75%
Investment Grade Bond Fund	0.77%	1.52%	0.77%	0.49%	N/A
Municipal Income Fund	0.79%	1.54%	0.79%	0.54%	N/A

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2020 to September 30, 2020.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2020

To Our Shareholders

Guggenheim Diversified Income Fund (the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; and Patrick Mitchell, Senior Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the Fund’s performance for the fiscal year ended September 30, 2020.

For the one year period ended September 30, 2020, Guggenheim Diversified Income Fund returned -3.06%1, compared with the 6.98% return of the Bloomberg Barclays U.S. Aggregate Bond Index. A 70/30 blend of the Bloomberg Barclays U.S. Aggregate Bond Index and MSCI World Index, the Fund’s secondary benchmark, returned 9.01%.

The Fund seeks to achieve high current income with consideration for capital appreciation. The twelve month trailing distribution yield for Class A shares was 3.56% and the subsidized SEC 30-day yield was 4.33% for Class A shares. The SEC 30-day yield is based on net investment income for the 30 day period ended September 30, 2020, is annualized, and is divided by the maximum offering price at month-end.

The Fund’s allocation remained stable through the period, with about 70% in fixed income and 30% in equity.

Poor selection and an underweight in the world equity allocation was a detractor from return on a relative basis, as was negative contribution from out-of-benchmark holdings in real estate investment trusts.

The Fund’s equity market hedge, implemented by shorting equity futures contracts after the market’s March 23 nadir, was responsible for most of the underperformance.

The Fund’s core fixed income exposure contributed the most to performance. However, performance of out-of-benchmark holdings in bank loans and closed end funds detracted from return. The allocation to high yield, while positive, also detracted from return on a relative basis, as high yield underperformed the blended benchmark return.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2020

DIVERSIFIED INCOME FUND

OBJECTIVE: Seeks to achieve high current income with consideration for capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Ultra Short Duration Fund.

Inception Dates:
A-Class	January 29, 2016
C-Class	January 29, 2016
P-Class	January 29, 2016
Institutional Class	January 29, 2016

Ten Largest Holdings (% of Total Net Assets)
Guggenheim High Yield Fund — R6-Class	22.9%
Guggenheim Investment Grade Bond Fund — Institutional Class	20.0%
Guggenheim Floating Rate Strategies Fund — R6-Class	16.0%
Guggenheim Risk Managed Real Estate Fund — Institutional Class	9.5%
Guggenheim RBP Dividend Fund — Institutional Class	9.4%
Guggenheim Ultra Short Duration Fund — Institutional Class	5.3%
Guggenheim World Equity Income Fund — Institutional Class	4.7%
Neuberger Berman High Yield Strategies Fund, Inc.	0.4%
AllianzGI Diversified Income & Convertible Fund	0.3%
Western Asset High Income Fund II, Inc.	0.3%
Top Ten Total	88.8%

“Ten Largest Holdings” excludes any temporary cash investments.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2020

	1 Year	Since Inception (01/29/16)
A-Class Shares	(3.06%)	4.45%
A-Class Shares with sales charge‡	(6.92%)	3.54%
C-Class Shares	(3.77%)	3.67%
C-Class Shares with CDSC§	(4.70%)	3.67%
P-Class Shares	(3.03%)	4.44%
Institutional Class Shares	(2.82%)	4.70%
Bloomberg Barclays U.S. Aggregate Bond Index	6.98%	4.30%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.00%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	September 30, 2020
DIVERSIFIED INCOME FUND

	Shares	Value
MUTUAL FUNDS† - 87.8%
Guggenheim High Yield Fund — R6-Class[1]	144,962	$1,501,803
Guggenheim Investment Grade Bond Fund — Institutional Class[1]	63,974	1,312,112
Guggenheim Floating Rate Strategies Fund — R6-Class[1]	43,634	1,051,568
Guggenheim Risk Managed Real Estate Fund — Institutional Class[1]	20,619	625,585
Guggenheim RBP Dividend Fund — Institutional Class[1]	58,752	614,550
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	34,467	343,979
Guggenheim World Equity Income Fund — Institutional Class[1]	20,554	307,075
Total Mutual Funds
(Cost $5,526,161)		5,756,672

CLOSED-END FUNDS† - 10.4%
Neuberger Berman High Yield Strategies Fund, Inc.	2,113	23,433
AllianzGI Diversified Income & Convertible Fund	900	22,806
Western Asset High Income Fund II, Inc.	3,448	22,067
John Hancock Premium Dividend Fund	1,750	21,788
Calamos Convertible Opportunities and Income Fund	1,944	21,403
Eaton Vance Tax-Managed Buy-Write Opportunities Fund	1,470	20,330
John Hancock Investors Trust	1,278	20,231
Eaton Vance Tax-Advantaged Global Dividend Income Fund	1,340	19,926
Western Asset Premier Bond Fund	1,529	19,755
Eaton Vance Enhanced Equity Income Fund II	1,058	19,520
Apollo Tactical Income Fund, Inc.	1,535	19,510
BlackRock Corporate High Yield Fund, Inc.	1,792	19,139
Eaton Vance Tax-Managed Buy-Write Income Fund	1,400	19,096
Ares Dynamic Credit Allocation Fund, Inc.	1,500	19,020
Cohen & Steers REIT and Preferred and Income Fund, Inc.	940	18,979
Eaton Vance Tax-Advantaged Dividend Income Fund	962	18,951
John Hancock Income Securities Trust	1,250	18,931
Reaves Utility Income Fund	600	18,774
Tekla Life Sciences Investors	1,050	18,459
BlackRock Enhanced Equity Dividend Trust	2,500	18,275
Pioneer High Income Trust	2,284	18,181
DoubleLine Income Solutions Fund	1,123	17,990
BlackRock Limited Duration Income Trust	1,200	17,652
PIMCO Dynamic Income Fund	695	17,625
Blackstone / GSO Strategic Credit Fund	1,419	17,340
Brookfield Real Assets Income Fund, Inc.	1,040	17,181
PGIM High Yield Bond Fund, Inc.	1,242	17,152
BlackRock Credit Allocation Income Trust	1,205	17,135
KKR Income Opportunities Fund	1,266	17,129
Eaton Vance Limited Duration Income Fund	1,500	16,965
Western Asset Emerging Markets Debt Fund, Inc.	1,330	16,386
Western Asset Global Corporate Defined Opportunity Fund, Inc.	983	16,278
Western Asset Global High Income Fund, Inc.	1,650	15,906
Ivy High Income Opportunities Fund	1,308	15,565
Voya Infrastructure Industrials and Materials Fund	1,500	14,265
Apollo Senior Floating Rate Fund, Inc.	1,074	13,769
First Trust Energy Income and Growth Fund	1,100	9,966
Total Closed-End Funds
(Cost $656,153)		676,878

MONEY MARKET FUND† - 1.1%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares, 0.00%[2]	74,920	74,920
Total Money Market Fund
(Cost $74,920)		74,920

Total Investments - 99.3%
(Cost $6,257,234)		$6,508,470
Other Assets & Liabilities, net - 0.7%		48,333
Total Net Assets - 100.0%		$6,556,803

†	Value determined based on Level 1 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of September 30, 2020.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
DIVERSIFIED INCOME FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$5,756,672	$—	$—	$5,756,672
Closed-End Funds	676,878	—	—	676,878
Money Market Fund	74,920	—	—	74,920
Total Assets	$6,508,470	$—	$—	$6,508,470

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the year ended September 30, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/20	Shares 09/30/20	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Floating Rate Strategies Fund — R6-Class	$1,282,310	$241,149	$(400,994)	$(43,696)	$(27,201)	$1,051,568	43,634	$48,168	$—
Guggenheim High Yield Fund — R6-Class	1,545,504	730,340	(695,000)	(23,046)	(55,995)	1,501,803	144,962	77,353	—
Guggenheim Investment Grade Bond Fund — Institutional Class	1,545,121	807,390	(1,174,963)	32,913	101,651	1,312,112	63,974	38,405	—
Guggenheim Limited Duration Fund — R6-Class	766,309	7,526	(763,441)	(6,713)	(3,681)	—	—	7,527	—
Guggenheim RBP Dividend Fund — Institutional Class	—	880,341	(232,985)	(55,856)	23,050	614,550	58,752	21,528	—
Guggenheim Risk Managed Real Estate Fund — Institutional Class	762,161	83,911	(136,962)	(2,275)	(81,250)	625,585	20,619	15,403	28,509
Guggenheim Ultra Short Duration Fund — Institutional Class	—	1,150,688	(813,902)	549	6,644	343,979	34,467	2,498	—
Guggenheim World Equity Income Fund — Institutional Class	367,036	87,995	(153,972)	789	5,227	307,075	20,554	6,993	1,000
	$6,268,441	$3,989,340	$(4,372,219)	$(97,335)	$(31,555)	$5,756,672		$217,875	$29,509

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

DIVERSIFIED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $731,073)	$751,798
Investments in affiliated issuers, at value (cost $5,526,161)	5,756,672
Cash	431
Prepaid expenses	30,796
Receivables:
Fund shares sold	35,448
Investment Adviser	25,752
Dividends	20,399
Total assets	6,621,296

Liabilities:
Payable for:
Professional fees	27,732
Securities purchased	19,491
Management fees	4,027
Transfer agent/maintenance fees	2,279
Fund accounting/administration fees	6,075
Trustees’ fees*	1,040
Distribution and service fees	243
Fund shares redeemed	92
Miscellaneous	3,514
Total liabilities	64,493
Net assets	$6,556,803

Net assets consist of:
Paid in capital	$6,625,134
Total distributable earnings (loss)	(68,331)
Net assets	$6,556,803

A-Class:
Net assets	$266,945
Capital shares outstanding	10,565
Net asset value per share	$25.27
Maximum offering price per share (Net asset value divided by 96.00%)	$26.32

C-Class:
Net assets	$196,752
Capital shares outstanding	7,810
Net asset value per share	$25.19

P-Class:
Net assets	$127,808
Capital shares outstanding	5,062
Net asset value per share	$25.25

Institutional Class:
Net assets	$5,965,298
Capital shares outstanding	236,147
Net asset value per share	$25.26

STATEMENT OF OPERATIONS
Year Ended September 30, 2020

Investment Income:
Dividends from securities of unaffiliated issuers	$53,071
Dividends from securities of affiliated issuers	217,875
Interest	414
Total investment income	271,360

Expenses:
Management fees	51,352
Distribution and service fees:
A-Class	672
C-Class	4,703
P-Class	319
Transfer agent/maintenance fees:
A-Class	1,548
C-Class	2,502
P-Class	665
Institutional Class	21,541
Registration fees	67,101
Professional fees	43,490
Fund accounting/administration fees	34,224
Trustees’ fees*	18,044
Custodian fees	9,529
Excise tax	783
Line of credit fees	168
Miscellaneous	8,766
Total expenses	265,407
Less:
Expenses reimbursed by Adviser:
A Class	(5,846)
C Class	(9,659)
P Class	(2,710)
Institutional Class	(117,222)
Expenses waived by Adviser	(84,496)
Total waived/reimbursed expenses	(219,933)
Net expenses	45,474
Net investment income	225,886

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	79,405
Investments in affiliated issuers	(97,335)
Distributions received from affiliated investment companies	29,509
Futures contracts	(359,447)
Net realized loss	(347,868)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(97,909)
Investments in affiliated issuers	(31,555)
Net change in unrealized appreciation (depreciation)	(129,464)
Net realized and unrealized loss	(477,332)
Net decrease in net assets resulting from operations	$(251,446)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DIVERSIFIED INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$225,886	$227,085
Net realized gain (loss) on investments	(347,868)	23,485
Net change in unrealized appreciation (depreciation) on investments	(129,464)	126,253
Net increase (decrease) in net assets resulting from operations	(251,446)	376,823

Distributions to shareholders:
A-Class	(9,360)	(6,205)
C-Class	(14,474)	(14,082)
P-Class	(4,452)	(5,168)
Institutional Class	(223,499)	(254,600)
Total distributions to shareholders	(251,785)	(280,055)

Capital share transactions:
Proceeds from sale of shares
A-Class	8,040	128,478
C-Class	93,138	706,268
P-Class	1,813	1,939
Institutional Class	44,460	105,353
Distributions reinvested
A-Class	9,360	6,205
C-Class	14,474	14,082
P-Class	4,452	5,168
Institutional Class	223,499	254,600
Cost of shares redeemed
A-Class	(10,391)	(15)
C-Class	(648,757)	(70,916)
P-Class	(1,269)	(2,340)
Institutional Class	(69,589)	(22,132)
Net increase (decrease) from capital share transactions	(330,770)	1,126,690
Net increase (decrease) in net assets	(834,001)	1,223,458

Net assets:
Beginning of year	7,390,804	6,167,346
End of year	$6,556,803	$7,390,804

Capital share activity:
Shares sold
A-Class	299	4,778
C-Class	3,804	27,051
P-Class	72	72
Institutional Class	1,735	4,087
Shares issued from reinvestment of distributions
A-Class	362	239
C-Class	547	535
P-Class	173	199
Institutional Class	8,661	9,798
Shares redeemed
A-Class	(387)	(1)
C-Class	(26,782)	(2,764)
P-Class	(51)	(88)
Institutional Class	(2,776)	(830)
Net increase (decrease) in shares	(14,343)	43,076

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

DIVERSIFIED INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$26.99	$26.70	$27.58	$27.12	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.81	.86	.91	.96	.76
Net gain (loss) on investments (realized and unrealized)	(1.63)	.50	(.70)	.89	2.03
Total from investment operations	(.82)	1.36	.21	1.85	2.79
Less distributions from:
Net investment income	(.81)	(.77)	(.90)	(.95)	(.67)
Net realized gains	(.09)	(.30)	(.19)	(.44)	—
Total distributions	(.90)	(1.07)	(1.09)	(1.39)	(.67)
Net asset value, end of period	$25.27	$26.99	$26.70	$27.58	$27.12

Total Return[c]	(3.06%)	5.31%	0.78%	7.00%	11.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$267	$278	$141	$138	$132
Ratios to average net assets:
Net investment income (loss)	3.14%	3.26%	3.37%	3.53%	4.35%
Total expenses[d]	4.24%	4.03%	4.83%	4.16%	3.31%
Net expenses[e,f,g]	0.83%	0.85%	0.84%	0.85%	0.77%
Portfolio turnover rate	66%	58%	37%	44%	83%

C-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$27.00	$26.69	$27.56	$27.11	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.60	.69	.71	.76	.63
Net gain (loss) on investments (realized and unrealized)	(1.62)	.46	(.69)	.87	2.03
Total from investment operations	(1.02)	1.15	.02	1.63	2.66
Less distributions from:
Net investment income	(.70)	(.54)	(.70)	(.74)	(.55)
Net realized gains	(.09)	(.30)	(.19)	(.44)	—
Total distributions	(.79)	(.84)	(.89)	(1.18)	(.55)
Net asset value, end of period	$25.19	$27.00	$26.69	$27.56	$27.11

Total Return[c]	(3.77%)	4.50%	0.08%	6.17%	10.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$197	$816	$145	$137	$118
Ratios to average net assets:
Net investment income (loss)	2.26%	2.59%	2.63%	2.78%	3.58%
Total expenses[d]	4.86%	4.74%	5.65%	5.13%	4.05%
Net expenses[e,f,g]	1.58%	1.59%	1.59%	1.60%	1.52%
Portfolio turnover rate	66%	58%	37%	44%	83%

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DIVERSIFIED INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$26.97	$26.70	$27.58	$27.11	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.81	.85	.91	.95	.74
Net gain (loss) on investments (realized and unrealized)	(1.63)	.51	(.70)	.89	2.05
Total from investment operations	(.82)	1.36	.21	1.84	2.79
Less distributions from:
Net investment income	(.81)	(.79)	(.90)	(.93)	(.68)
Net realized gains	(.09)	(.30)	(.19)	(.44)	—
Total distributions	(.90)	(1.09)	(1.09)	(1.37)	(.68)
Net asset value, end of period	$25.25	$26.97	$26.70	$27.58	$27.11

Total Return	(3.03%)	5.23%	0.82%	7.00%	11.27%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$128	$131	$125	$123	$111
Ratios to average net assets:
Net investment income (loss)	3.14%	3.22%	3.37%	3.51%	4.32%
Total expenses[d]	4.19%	3.97%	4.82%	4.23%	3.21%
Net expenses[e,f,g]	0.83%	0.85%	0.84%	0.85%	0.80%
Portfolio turnover rate	66%	58%	37%	44%	83%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

DIVERSIFIED INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$26.98	$26.72	$27.59	$27.11	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.87	.92	.98	1.03	.79
Net gain (loss) on investments (realized and unrealized)	(1.63)	.49	(.70)	.89	2.04
Total from investment operations	(.76)	1.41	.28	1.92	2.83
Less distributions from:
Net investment income	(.87)	(.85)	(.96)	(1.00)	(.72)
Net realized gains	(.09)	(.30)	(.19)	(.44)	—
Total distributions	(.96)	(1.15)	(1.15)	(1.44)	(.72)
Net asset value, end of period	$25.26	$26.98	$26.72	$27.59	$27.11

Total Return	(2.82%)	5.52%	1.06%	7.30%	11.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,965	$6,165	$5,757	$5,619	$5,239
Ratios to average net assets:
Net investment income (loss)	3.39%	3.47%	3.62%	3.78%	4.57%
Total expenses[d]	3.78%	3.58%	4.42%	3.83%	2.93%
Net expenses[e,f,g]	0.58%	0.60%	0.60%	0.59%	0.54%
Portfolio turnover rate	66%	58%	37%	44%	83%

[a]	Since commencement of operations: January 29, 2016. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	—	—	—	0.19%
C-Class	0.00%*	—	—	0.19%
P-Class	0.00%*	—	—	0.16%
Institutional Class	0.00%*	—	—	0.16%

*	Less than 0.01%

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/20	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	0.82%	0.85%	0.84%	0.82%	0.76%
C-Class	1.57%	1.59%	1.58%	1.57%	1.52%
P-Class	0.82%	0.85%	0.84%	0.82%	0.79%
Institutional Class	0.57%	0.60%	0.59%	0.57%	0.54%

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2020

To Our Shareholders

Guggenheim High Yield Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; Thomas J. Hauser, Senior Managing Director and Portfolio Manager; and Richard de Wet, Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2020.

For the one year period ended September 30, 2020, Guggenheim High Yield Bond Fund returned 0.84%1, compared to 3.25% return of its benchmark, the Bloomberg Barclays U.S. Corporate High Yield Index.

The high-yield market delivered solid fourth quarter performance in 2019, supported by confirmation of the Phase One trade deal with China. The first two months of the first quarter 2020 were benign, but changed rapidly with the onset of the Coronavirus in March. The high-yield market returned -12.7% in the first quarter of 2020 and was the weakest quarter since fourth quarter of 2008 during the Global Financial Crisis. Lower quality credit sold off and the new issue market was effectively shut for three weeks. The Coronavirus outbreak dramatically halted large portions of the US economy to which the Federal Reserve responded quickly. The Federal Open Market Committee cut rates by 125 basis points and implemented a series of liquidity programs to support commercial loans, mortgages, corporations, and municipalities. The Fed also agreed to buy bonds from recent fallen angels, adding a strong technical tailwind to the high yield market.

The combination of the monetary and fiscal support helped to jumpstart the high yield market. The new issue market reopened, and issuance has remained robust since. The second and third quarters of 2020 alone saw $276 billion in issuance, which nearly equals full-year 2019 levels. Over the same period, the market experienced sizeable demand including about $47 billion of inflows from ETFs and mutual funds. Overall, the market was up 10.2% and 4.6% in the second and third quarters, respectively. With the market rally, most sectors have exhibited positive performance through the first three quarters of 2020. At the end of the third quarter, the average high yield corporate bond yield was 5.76% which compares favorably to considerably lower global yields.

The Fund invests in non-U.S. dollar denominated assets when the risk-return profile is favorable. The Fund entered forward foreign currency exchange contracts to hedge exchange rate risk for non-U.S. dollar denominated positions which had a negligible impact to performance. Non-U.S. dollar denominated assets comprise less than 1% of the Fund. The Fund added high yield credit default swap exposure which contributed to performance.

Fund performance over the period was driven by the exposure to high yield bonds with strong credit selection in Energy and Consumer Non-Cyclicals. A small exposure to select investment-grade credit contributed to performance as well, along with increased exposure to longer dated maturities. Investments in B also added to performance while investments in BB rated credit, which was the top-performing rating category, were a slight drag. The Fund was underweight Fallen Angels which generally were BB rated and performed well following their inclusion into high yield indexes. In addition, the Fund increased its cash position at the end of the first quarter with the onset of market volatility and as a result was negatively impacted by the market rally in second quarter.

We have been selectively adding risk via longer maturities and new issuer exposures by shifting away from certain conservative investments. We seek to buy securities that offer more attractive return profiles in the current market environment. As primary new issuance has remained robust, we have increased diversification across issuers, and participated in the refinancing of existing holdings when priced attractively.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

MANAGERS’ COMMENTARY (Unaudited) (concluded)	September 30, 2020

While the level of distressed assets in the market has come down markedly, we still believe avoiding defaults will be key to achieving performance going forward. Further defaults in the energy sector are likely given the current oil market dynamics, though oil prices have rebounded from lows. Cyclical sectors like autos, gaming, leisure, media, and retail could also see downside pressure. Cyclical sectors have performed well over the last few months, but the continuation of this trend may be difficult if COVID-19 continues to spread.

We continue to avoid highly levered industries and companies with heavy capital expenditure needs that can impair cash flow. Companies with recurring revenue streams, strong cash flows, and high-quality margins remain the focus in this challenging economic environment.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2020

HIGH YIELD FUND

OBJECTIVE: Seeks high current income. Capital appreciation is a secondary objective.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	0.4%
A	0.2%
BBB	11.4%
BB	48.5%
B	27.1%
CCC	7.8%
CC	0.0%*
NR2	1.3%
Other Instruments	3.3%
Total Investments	100.0%

Inception Dates:
A-Class	August 5, 1996
C-Class	May 1, 2000
P-Class	May 1, 2015
Institutional Class	July 11, 2008
R6-Class	May 15, 2017

Ten Largest Holdings (% of Total Net Assets)
LBC Tank Terminals Holding Netherlands BV, 6.88%	1.5%
Terraform Global Operating LLC, 6.13%	1.4%
EIG Investors Corp., 10.88%	1.3%
Kraft Heinz Foods Co., 5.00%	1.3%
Hunt Companies, Inc., 6.25%	1.2%
Iron Mountain, Inc., 5.63%	1.1%
Grinding Media Inc. / MC Grinding Media Canada Inc., 7.38%	1.1%
Harsco Corp., 5.75%	1.0%
Fidelity & Guaranty Life Holdings, Inc., 5.50%	1.0%
NFP Corp., 6.88%	1.0%
Top Ten Total	11.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.
*	Less than 0.1%.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2020

	1 Year	5 Year	10 Year
A-Class Shares	0.84%	5.46%	5.58%
A-Class Shares with sales charge‡	(3.16%)	4.43%	5.06%
C-Class Shares	0.09%	4.66%	4.78%
C-Class Shares with CDSC§	(0.86%)	4.66%	4.78%
Institutional Class Shares	1.14%	5.75%	5.85%
Bloomberg Barclays U.S. Corporate High Yield Index	3.25%	6.79%	6.47%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	0.80%	5.47%	4.24%
Bloomberg Barclays U.S. Corporate High Yield Index	3.25%	6.79%	5.05%

	1 Year	Since Inception (05/15/17)
R6-Class Shares	1.19%	3.37%
Bloomberg Barclays U.S. Corporate High Yield Index	3.25%	4.53%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares will vary due to differences in fee structures.

‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 2, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2020
HIGH YIELD FUND

	Shares	Value
COMMON STOCKS† - 1.1%

Communications - 0.3%
MediaNews Group, Inc.*,†††	1,107	$1,213,452

Consumer, Non-cyclical - 0.3%
Chef Holdings, Inc.*,†††	7,502	643,299
ATD New Holdings, Inc.*	21,488	343,808
Targus Group International Equity, Inc.*,†††,1	12,825	26,349
Cengage Learning Holdings II, Inc.*	2,107	6,637
Spectrum Brands Holdings, Inc.	2	114
Crimson Wine Group Ltd.*	8	40
Save-A-Lot*,†††	17,185	—
Total Consumer, Non-cyclical		1,020,247

Utilities - 0.3%
TexGen Power LLC†††	26,665	893,277

Consumer, Cyclical - 0.2%
Metro-Goldwyn-Mayer, Inc.*	7,040	530,816

Energy - 0.0%
SandRidge Energy, Inc.*	51,278	84,609
Legacy Reserves, Inc.*,†††	3,452	3,452
Total Energy		88,061

Industrial - 0.0%
BP Holdco LLC*,†††,1	23,711	8,360
Vector Phoenix Holdings, LP*,†††	23,711	2,131
Total Industrial		10,491

Financial - 0.0%
Jefferies Financial Group, Inc.	81	1,458

Total Common Stocks
(Cost $4,849,210)		3,757,802

PREFERRED STOCKS†† - 0.7%
Financial - 0.7%
First Republic Bank, 4.13%*	53,000	1,346,200
American Equity Investment Life Holding Co., 5.95%	54,000	1,320,300
Total Financial		2,666,500

Industrial - 0.0%
U.S. Shipping Corp.*,†††	14,718	—
Total Preferred Stocks
(Cost $3,050,000)		2,666,500

WARRANTS†† - 0.0%
SandRidge Energy, Inc.
$41.34, 10/04/22*	488	3
SandRidge Energy, Inc.
$42.03, 10/04/22*	205	1
Total Warrants
(Cost $43,811)		4

MONEY MARKET FUND† - 1.0%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[4]	3,847,654	3,847,654
Total Money Market Fund
(Cost $3,847,654)		3,847,654

	Face Amount~
CORPORATE BONDS†† - 90.2%
Consumer, Non-cyclical - 15.6%
Kraft Heinz Foods Co.
5.00% due 06/04/42	4,400,000	4,818,540
4.38% due 06/01/46	1,200,000	1,232,913
5.50% due 06/01/50[5]	750,000	859,542
4.63% due 10/01/39[5]	675,000	716,611
Nielsen Finance LLC / Nielsen Finance Co.
5.88% due 10/01/30[5]	2,500,000	2,587,500
5.00% due 04/15/22[5]	1,725,000	1,729,313
DaVita, Inc.
3.75% due 02/15/31[5]	2,650,000	2,553,407
4.63% due 06/01/30[5]	1,275,000	1,305,982
Vector Group Ltd.
6.13% due 02/01/25[5]	3,565,000	3,556,087
Sabre GLBL, Inc.
7.38% due 09/01/25[5]	1,800,000	1,818,000
9.25% due 04/15/25[5]	1,500,000	1,650,855
Prime Security Services Borrower LLC / Prime Finance, Inc.
5.75% due 04/15/26[5]	1,600,000	1,711,008
3.38% due 08/31/27[5]	1,700,000	1,630,716
FAGE International S.A. / FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[5]	3,240,000	3,110,400
US Foods, Inc.
6.25% due 04/15/25[5]	2,748,000	2,909,445
Centene Corp.
3.00% due 10/15/30	1,700,000	1,734,340
4.25% due 12/15/27	1,000,000	1,046,430
Beverages & More, Inc.
11.50% due 06/15/22[6]	3,275,000	2,751,000
Tenet Healthcare Corp.
7.50% due 04/01/25[5]	1,700,000	1,827,500
5.13% due 11/01/27[5]	600,000	616,320
AMN Healthcare, Inc.
4.63% due 10/01/27[5]	2,225,000	2,280,625
Carriage Services, Inc.
6.63% due 06/01/26[5]	2,145,000	2,241,525
KeHE Distributors LLC / KeHE Finance Corp.
8.63% due 10/15/26[5]	1,750,000	1,894,375
Nathan’s Famous, Inc.
6.63% due 11/01/25[5]	1,850,000	1,877,750
Par Pharmaceutical, Inc.
7.50% due 04/01/27[5]	1,510,000	1,581,997

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
HIGH YIELD FUND

	Face Amount~	Value
Avanos Medical, Inc.
6.25% due 10/15/22	1,475,000	$1,475,590
Gartner, Inc.
3.75% due 10/01/30[5]	775,000	783,951
4.50% due 07/01/28[5]	550,000	578,188
Bausch Health Companies, Inc.
7.00% due 03/15/24[5]	1,075,000	1,112,625
Lamb Weston Holdings, Inc.
4.88% due 05/15/28[5]	1,000,000	1,080,000
Acadia Healthcare Company, Inc.
5.00% due 04/15/29[5]	925,000	937,719
Hologic, Inc.
3.25% due 02/15/29[5]	575,000	578,594
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
9.50% due 07/31/27[5]	271,000	283,195
6.00% due 06/30/28[5]	342,000	251,370
ServiceMaster Co. LLC
5.13% due 11/15/24[5]	500,000	511,250
TreeHouse Foods, Inc.
4.00% due 09/01/28	500,000	505,690
Sotheby’s
7.38% due 10/15/27[5,7]	425,000	425,000
Total Consumer, Non-cyclical		58,565,353

Industrial - 15.1%
Standard Industries, Inc.
3.38% due 01/15/31[5]	2,100,000	2,072,690
4.38% due 07/15/30[5]	850,000	871,475
4.75% due 01/15/28[5]	595,000	617,313
5.00% due 02/15/27[5]	525,000	546,000
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[5]	3,900,000	3,948,750
Harsco Corp.
5.75% due 07/31/27[5]	3,775,000	3,822,187
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22	3,650,000	3,742,966
New Enterprise Stone & Lime Company, Inc.
6.25% due 03/15/26[5]	1,925,000	1,982,750
9.75% due 07/15/28[5]	1,600,000	1,728,000
Howmet Aerospace, Inc.
6.88% due 05/01/25	1,700,000	1,878,500
5.95% due 02/01/37	1,575,000	1,686,494
TransDigm, Inc.
6.25% due 03/15/26[5]	2,350,000	2,454,093
8.00% due 12/15/25[5,7]	950,000	1,033,125
Masonite International Corp.
5.38% due 02/01/28[5]	1,800,000	1,919,583
5.75% due 09/15/26[5]	1,400,000	1,459,500
Cleaver-Brooks, Inc.
7.88% due 03/01/23[5]	3,325,000	3,208,625
PowerTeam Services LLC
9.03% due 12/04/25[5]	2,650,000	2,792,437
Signature Aviation US Holdings, Inc.
4.00% due 03/01/28[5]	2,400,000	2,232,000
EnerSys
4.38% due 12/15/27[5]	1,850,000	1,887,000
Trinity Industries, Inc.
4.55% due 10/01/24	1,765,000	1,791,554
Amsted Industries, Inc.
4.63% due 05/15/30[5]	1,600,000	1,652,000
JELD-WEN, Inc.
6.25% due 05/15/25[5]	1,550,000	1,650,750
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
4.13% due 08/15/26[5]	1,500,000	1,520,625
American Woodmark Corp.
4.88% due 03/15/26[5]	1,275,000	1,290,937
EnPro Industries, Inc.
5.75% due 10/15/26	1,200,000	1,266,000
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Luxembourg
4.00% due 10/15/27[5]	1,225,000	1,234,187
Summit Materials LLC / Summit Materials Finance Corp.
5.25% due 01/15/29[5]	625,000	650,781
6.50% due 03/15/27[5]	525,000	559,125
Berry Global, Inc.
4.88% due 07/15/26[5]	1,050,000	1,102,500
Ball Corp.
2.88% due 08/15/30	1,025,000	1,013,469
Hillenbrand, Inc.
5.75% due 06/15/25	825,000	879,656
Tennant Co.
5.63% due 05/01/25	710,000	736,838
Moog, Inc.
4.25% due 12/15/27[5]	625,000	639,094
Vertical US Newco, Inc.
5.25% due 07/15/27[5]	550,000	571,596
Total Industrial		56,442,600

Communications - 14.4%
CSC Holdings LLC
6.50% due 02/01/29[5]	1,825,000	2,023,469
4.13% due 12/01/30[5]	1,800,000	1,834,650
4.63% due 12/01/30[5]	1,425,000	1,435,688
3.38% due 02/15/31[5]	1,250,000	1,210,313
Altice France S.A.
7.38% due 05/01/26[5]	2,700,000	2,829,330
8.13% due 02/01/27[5]	1,350,000	1,471,500
5.13% due 01/15/29[5]	1,450,000	1,444,563
Level 3 Financing, Inc.
3.63% due 01/15/29[5]	2,700,000	2,666,250
4.25% due 07/01/28[5]	2,525,000	2,563,683
EIG Investors Corp.
10.88% due 02/01/24	4,644,000	4,829,760
Sirius XM Radio, Inc.
4.13% due 07/01/30[5]	1,650,000	1,680,937
5.50% due 07/01/29[5]	1,050,000	1,126,125

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
HIGH YIELD FUND

	Face Amount~	Value
CCO Holdings LLC / CCO Holdings Capital Corp.
4.25% due 02/01/31[5]	1,400,000	$1,451,047
4.50% due 05/01/32[5]	1,000,000	1,043,750
Virgin Media Secured Finance plc
5.50% due 05/15/29[5]	1,250,000	1,341,812
4.50% due 08/15/30[5]	1,075,000	1,104,498
Cengage Learning, Inc.
9.50% due 06/15/24[5]	3,564,000	2,352,240
Vmed O2 UK Financing I plc
4.25% due 01/31/31[5]	2,300,000	2,340,250
Virgin Media Finance plc
5.00% due 07/15/30[5]	1,950,000	1,940,250
Virgin Media Vendor Financing Notes IV DAC
5.00% due 07/15/28[5]	1,850,000	1,845,375
Lamar Media Corp.
4.88% due 01/15/29[5]	900,000	936,000
3.75% due 02/15/28[5]	875,000	870,625
Telenet Finance Luxembourg Notes SARL
5.50% due 03/01/28	1,600,000	1,680,000
LCPR Senior Secured Financing DAC
6.75% due 10/15/27[5]	1,600,000	1,672,000
Radiate Holdco LLC / Radiate Finance, Inc.
4.50% due 09/15/26[5]	1,650,000	1,649,653
QualityTech Limited Partnership / QTS Finance Corp.
3.88% due 10/01/28[5]	1,450,000	1,459,570
Houghton Mifflin Harcourt Publishers, Inc.
9.00% due 02/15/25[5]	1,500,000	1,440,000
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[5]	2,349,000	1,262,588
T-Mobile USA, Inc.
3.30% due 02/15/51[5]	1,200,000	1,188,852
Match Group Holdings II LLC
4.63% due 06/01/28[5]	900,000	927,000
Zayo Group Holdings, Inc.
4.00% due 03/01/27[5]	900,000	885,802
Netflix, Inc.
3.63% due 06/15/30	EUR 675,000	860,542
TripAdvisor, Inc.
7.00% due 07/15/25[5]	425,000	443,062
Total Communications		53,811,184

Financial - 14.2%
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.25% due 08/15/24[5]	3,300,000	3,419,625
6.25% due 06/03/26[5]	2,525,000	2,562,875
Iron Mountain, Inc.
5.63% due 07/15/32[5,7]	4,000,000	4,224,000
4.88% due 09/15/29[5]	780,000	793,650
5.25% due 07/15/30[5]	700,000	729,750
Hunt Companies, Inc.
6.25% due 02/15/26[5]	4,715,000	4,526,400
Fidelity & Guaranty Life Holdings, Inc.
5.50% due 05/01/25[5,7]	3,400,000	3,812,250
NFP Corp.
6.88% due 08/15/28[5]	3,750,000	3,796,406
Quicken Loans LLC / Quicken Loans Company-Issuer, Inc.
3.88% due 03/01/31[5]	3,200,000	3,160,000
Newmark Group, Inc.
6.13% due 11/15/23	2,900,000	3,015,780
AmWINS Group, Inc.
7.75% due 07/01/26[5]	2,500,000	2,675,000
OneMain Finance Corp.
7.13% due 03/15/26	1,050,000	1,173,060
6.63% due 01/15/28	450,000	499,410
5.38% due 11/15/29	475,000	494,000
8.88% due 06/01/25	425,000	470,688
Greystar Real Estate Partners LLC
5.75% due 12/01/25[5]	1,850,000	1,863,875
Quicken Loans LLC
5.75% due 05/01/25[5]	1,189,000	1,224,075
5.25% due 01/15/28[5]	600,000	632,196
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[5]	1,750,000	1,816,762
Kennedy-Wilson, Inc.
5.88% due 04/01/24	1,544,000	1,536,280
American Equity Investment Life Holding Co.
5.00% due 06/15/27[7]	1,322,000	1,434,523
USI, Inc.
6.88% due 05/01/25[5]	1,150,000	1,164,375
CIT Group, Inc.
3.93% due 06/19/24[3]	1,100,000	1,108,580
CNO Financial Group, Inc.
5.25% due 05/30/29[7]	900,000	1,039,184
Assurant, Inc.
7.00% due 03/27/48[3]	950,000	1,023,625
Goldman Sachs Group, Inc.
5.30%[2,3]	950,000	1,008,092
Oxford Finance LLC / Oxford Finance Company-Issuer II, Inc.
6.38% due 12/15/22[5]	942,000	918,450
HUB International Ltd.
7.00% due 05/01/26[5]	850,000	880,813
Wilton Re Finance LLC
5.88% due 03/30/33[3,5]	650,000	675,586
LPL Holdings, Inc.
4.63% due 11/15/27[5]	600,000	606,000
SBA Communications Corp.
3.88% due 02/15/27[5]	450,000	456,750
Alliant Holdings Intermediate LLC / Alliant Holdings Company-Issuer
6.75% due 10/15/27[5]	316,000	331,522
Total Financial		53,073,582

Consumer, Cyclical - 13.5%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[5]	5,740,000	5,696,950

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
HIGH YIELD FUND

	Face Amount~	Value
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27	2,210,000	$2,270,775
5.75% due 03/01/25	1,950,000	1,984,125
Boyd Gaming Corp.
8.63% due 06/01/25[5]	2,300,000	2,521,444
Clarios Global, LP
6.75% due 05/15/25[5]	2,300,000	2,420,750
1011778 BC ULC / New Red Finance, Inc.
4.00% due 10/15/30[5]	1,925,000	1,939,842
3.88% due 01/15/28[5]	400,000	407,520
Wabash National Corp.
5.50% due 10/01/25[5]	2,110,000	2,110,000
Wolverine World Wide, Inc.
6.38% due 05/15/25[5]	1,950,000	2,057,250
Hanesbrands, Inc.
5.38% due 05/15/25[5]	1,900,000	2,004,500
Boyne USA, Inc.
7.25% due 05/01/25[5]	1,782,000	1,871,100
Aramark Services, Inc.
6.38% due 05/01/25[5]	1,750,000	1,822,931
Live Nation Entertainment, Inc.
6.50% due 05/15/27[5]	1,650,000	1,780,746
Delta Air Lines, Inc.
7.00% due 05/01/25[5,7]	1,575,000	1,729,388
Yum! Brands, Inc.
3.63% due 03/15/31	1,675,000	1,675,000
Superior Plus Limited Partnership / Superior General Partner, Inc.
7.00% due 07/15/26[5]	1,500,000	1,601,250
Cedar Fair, LP / Canada’s Wonderland Company / Magnum Management Corp. / Millennium Operations LLC
5.50% due 05/01/25[5]	1,500,000	1,545,000
Titan International, Inc.
6.50% due 11/30/23	1,985,000	1,484,800
HD Supply, Inc.
5.38% due 10/15/26[5]	1,350,000	1,412,154
Williams Scotsman International, Inc.
4.63% due 08/15/28[5]	1,300,000	1,305,252
Picasso Finance Sub, Inc.
6.13% due 06/15/25[5]	1,125,000	1,211,783
Performance Food Group, Inc.
6.88% due 05/01/25[5]	1,100,000	1,171,500
CD&R Smokey Buyer, Inc.
6.75% due 07/15/25[5]	950,000	1,002,250
Burlington Coat Factory Warehouse Corp.
6.25% due 04/15/25[5]	900,000	947,250
Vail Resorts, Inc.
6.25% due 05/15/25[5]	800,000	849,000
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[5]	775,000	806,969
Six Flags Theme Parks, Inc.
7.00% due 07/01/25[5]	675,000	718,031
WMG Acquisition Corp.
3.00% due 02/15/31[5]	700,000	680,575
Hilton Domestic Operating Company, Inc.
5.75% due 05/01/28[5]	600,000	632,250
Clarios Global Limited Partnership / Clarios US Finance Co.
8.50% due 05/15/27[5]	575,000	593,688
Powdr Corp.
6.00% due 08/01/25[5]	550,000	562,375
Wyndham Hotels & Resorts, Inc.
4.38% due 08/15/28[5]	425,000	412,250
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp.
4.88% due 02/15/30[5]	415,000	388,444
JB Poindexter & Company, Inc.
7.13% due 04/15/26[5]	350,000	371,133
Cedar Fair, LP
5.25% due 07/15/29	375,000	360,000
Allison Transmission, Inc.
4.75% due 10/01/27[5]	200,000	205,750
Cedar Fair, LP / Canada’s Wonderland Company / Magnum Management Corp.
5.38% due 06/01/24	175,000	167,454
Total Consumer, Cyclical		50,721,479

Energy - 6.2%
NuStar Logistics, LP
6.38% due 10/01/30	1,725,000	1,789,688
5.63% due 04/28/27	1,510,000	1,491,404
6.00% due 06/01/26	300,000	300,846
Indigo Natural Resources LLC
6.88% due 02/15/26[5]	3,550,000	3,455,144
American Midstream Partners Limited Partnership / American Midstream Finance Corp.
9.50% due 12/15/21[5]	3,440,000	3,414,200
Exterran Energy Solutions Limited Partnership / EES Finance Corp.
8.13% due 05/01/25	3,092,000	2,639,795
PDC Energy, Inc.
6.13% due 09/15/24	2,750,000	2,619,375
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27	1,500,000	1,528,695
6.88% due 01/15/29[5]	425,000	429,250
CVR Energy, Inc.
5.75% due 02/15/28[5]	1,375,000	1,168,750
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
5.63% due 05/01/27[5]	1,250,000	1,116,587
Parkland Corp.
6.00% due 04/01/26[5]	875,000	916,563

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
HIGH YIELD FUND

	Face Amount~	Value
Range Resources Corp.
5.00% due 03/15/23	905,000	$859,750
Rattler Midstream, LP
5.63% due 07/15/25[5]	750,000	755,625
Unit Corp.
due 05/15/21[8]	4,992,000	678,063
Basic Energy Services, Inc.
10.75% due 10/15/23[6]	1,225,000	251,125
SandRidge Energy, Inc.
7.50% due 03/15/21†††,8	250,000	—
Total Energy		23,414,860

Basic Materials - 5.3%
Alcoa Nederland Holding BV
6.75% due 09/30/24[5]	2,200,000	2,268,750
6.13% due 05/15/28[5]	650,000	684,938
7.00% due 09/30/26[5]	600,000	628,500
Carpenter Technology Corp.
6.38% due 07/15/28	3,200,000	3,349,197
United States Steel Corp.
12.00% due 06/01/25[5]	1,925,000	2,049,143
6.88% due 08/15/25[7]	850,000	624,810
Kaiser Aluminum Corp.
4.63% due 03/01/28[5]	1,790,000	1,669,175
6.50% due 05/01/25[5]	700,000	721,553
Arconic Corp.
6.00% due 05/15/25[5]	1,750,000	1,868,869
Minerals Technologies, Inc.
5.00% due 07/01/28[5]	1,500,000	1,552,185
WR Grace & Company-Conn
4.88% due 06/15/27[5]	1,025,000	1,058,517
Novelis Corp.
5.88% due 09/30/26[5]	1,000,000	1,027,500
Ingevity Corp.
4.50% due 02/01/26[5]	750,000	750,975
Clearwater Paper Corp.
4.75% due 08/15/28[5]	400,000	401,000
Valvoline, Inc.
4.25% due 02/15/30[5]	375,000	382,500
Neon Holdings, Inc.
10.13% due 04/01/26[5]	318,000	335,490
Yamana Gold, Inc.
4.63% due 12/15/27	256,000	277,637
Compass Minerals International, Inc.
6.75% due 12/01/27[5]	250,000	270,000
Mirabela Nickel Ltd.
due 06/24/19[6,8]	278,115	13,906
Total Basic Materials		19,934,645

Technology - 3.6%
NCR Corp.
8.13% due 04/15/25[5]	2,950,000	3,260,488
5.25% due 10/01/30[5]	2,200,000	2,200,000
6.13% due 09/01/29[5]	1,850,000	1,959,002
Boxer Parent Company, Inc.
7.13% due 10/02/25[5]	2,300,000	2,456,538
Qorvo, Inc.
3.38% due 04/01/31[5]	900,000	914,625
Open Text Holdings, Inc.
4.13% due 02/15/30[5]	750,000	771,330
BY Crown Parent LLC / BY Bond Finance, Inc.
4.25% due 01/31/26[5]	700,000	712,688
CDK Global, Inc.
5.25% due 05/15/29[5]	500,000	532,500
PTC, Inc.
4.00% due 02/15/28[5]	375,000	385,434
Presidio Holdings, Inc.
4.88% due 02/01/27[5]	300,000	303,000
Total Technology		13,495,605

Utilities - 2.3%
Terraform Global Operating LLC
6.13% due 03/01/26[5]	5,330,000	5,423,275
AmeriGas Partners Limited Partnership / AmeriGas Finance Corp.
5.50% due 05/20/25	1,400,000	1,503,320
5.75% due 05/20/27	550,000	602,250
Clearway Energy Operating LLC
5.75% due 10/15/25	1,200,000	1,260,000
Bruce Mansfield
due 08/01/23[6,8]	1,008,000	2,520
Total Utilities		8,791,365

Total Corporate Bonds
(Cost $340,123,818)		338,250,673

SENIOR FLOATING RATE INTERESTS††,11 - 10.6%
Consumer, Cyclical - 3.0%
American Tire Distributors, Inc.
8.50% (1 Month USD LIBOR + 7.50% and 3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24	1,316,765	1,115,484
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	330,924	324,305
Alexander Mann
5.09% (6 Month GBP LIBOR + 5.00%, Rate Floor: 5.00%) due 06/16/25	GBP 1,100,000	1,182,978
Midas Intermediate Holdco II LLC
3.75% (3 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 08/18/21	1,267,089	1,180,851
BBB Industries, LLC
5.58% (3 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 08/01/25	1,244,772	1,142,701
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
4.65% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/03/25	1,173,000	1,067,430
Playtika Holding Corp.
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 12/09/24	866,250	865,929
NES Global Talent
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 05/11/23†††	880,000	792,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
HIGH YIELD FUND

	Face Amount~	Value
Accuride Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	961,046	$740,005
PT Intermediate Holdings III LLC
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 10/15/25	744,375	688,547
Wabash National Corp.
due 09/17/27	637,500	632,719
EnTrans International, LLC
6.15% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24	540,000	472,500
Sotheby’s
6.50% (1 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 01/15/27	419,483	416,861
Blue Nile, Inc.
7.50% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23	658,750	411,719
Belk, Inc.
7.75% (3 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 07/31/25	357,126	133,105
Total Consumer, Cyclical		11,167,134

Industrial - 2.6%
Bhi Investments LLC
5.50% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 08/28/24	1,856,078	1,744,713
9.75% (3 Month USD LIBOR + 8.75%, Rate Floor: 9.75%) due 02/28/25†††	1,500,000	1,455,000
Diversitech Holdings, Inc.
8.50% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25	2,650,000	2,524,125
JetBlue Airways Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/17/24	1,086,250	1,076,973
SkyMiles IP Ltd.
4.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 10/20/27	805,565	810,890
American Bath Group LLC
5.00% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 09/29/23	698,824	697,349
YAK MAT (YAK ACCESS LLC)
10.22% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	950,000	687,164
Avison Young (Canada), Inc.
5.25% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 01/31/26	540,375	510,654
ProAmpac PG Borrower LLC
9.50% (2 Month USD LIBOR + 8.50%, Rate Floor: 9.50%) due 11/18/24	350,000	326,596
Total Industrial		9,833,464

Communications - 2.6%
Resource Label Group LLC
5.50% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 05/26/23	1,816,314	1,634,682
9.50% (3 Month USD LIBOR + 8.50%, Rate Floor: 9.50%) due 11/26/23†††	1,500,000	1,230,000
Market Track LLC
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/05/24	2,425,000	2,121,875
Cengage Learning Acquisitions, Inc.
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23	2,371,187	1,976,550
McGraw-Hill Global Education Holdings LLC
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 05/04/22	1,816,143	1,516,479
GTT Communications, Inc.
2.97% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 05/31/25	1,417,375	1,215,286
Total Communications		9,694,872

Consumer, Non-cyclical - 1.1%
Endo Luxembourg Finance Co.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 04/29/24	1,584,393	1,505,173
Springs Window Fashions
8.65% (1 Month USD LIBOR + 8.50%, Rate Floor: 8.50%) due 06/15/26	1,025,000	869,538
CTI Foods Holding Co. LLC
8.00% (6 Month USD LIBOR + 4.00%, Rate Floor: 8.00%) (in-kind rate was 3.00%) due 05/03/24†††,9	597,751	561,886
10.00% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) (in-kind rate was 6.00%) due 05/03/24†††,9	317,536	288,958
Moran Foods LLC
11.75% (3 Month USD LIBOR + 1.00%, Rate Floor: 2.00%) (in-kind rate was 10.75%) due 10/01/24†††,9	347,032	312,420
8.00% (3 Month USD LIBOR + 1.00%, Rate Floor: 2.00%) (in-kind rate was 7.00%) due 04/01/24†††,9	288,318	263,078
Packaging Coordinators Midco, Inc.
3.61% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 07/01/21†††	323,077	317,017
Total Consumer, Non-cyclical		4,118,070

Technology - 0.6%
Planview, Inc.
6.25% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 01/27/23†††	1,571,474	1,565,409
Cvent, Inc.
3.90% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 11/29/24	557,247	501,918
Total Technology		2,067,327

Financial - 0.4%
Jefferies Finance LLC
due 09/27/27	775,000	767,250
GT Polaris, Inc.
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 09/24/27	750,000	743,670
Total Financial		1,510,920

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
HIGH YIELD FUND

	Face Amount~	Value
Basic Materials - 0.3%
ICP Industrial, Inc.
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 11/03/23†††	1,217,708	$1,135,512
DCG Acquisition Corp.
4.65% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 09/30/26	114,140	109,860
Total Basic Materials		1,245,372

Energy - 0.0%
Permian Production Partners LLC
due 05/20/24†††,8	1,187,500	59,375
Summit Midstream Partners, LP
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/13/22	254,379	50,876
Total Energy		110,251

Total Senior Floating Rate Interests
(Cost $44,556,635)		39,747,410

U.S. TREASURY BILLS†† - 0.8%
U.S. Treasury Bills
0.14% due 11/05/20[10]	2,920,000	2,919,751
Total U.S. Treasury Bills
(Cost $2,919,588)		2,919,751

ASSET-BACKED SECURITIES†† - 0.5%
Collateralized Loan Obligations - 0.5%
Barings Middle Market CLO Ltd.
2019-IA, 2.03% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 10/15/31[5,11]	1,500,000	1,480,497
WhiteHorse X Ltd.
2015-10A, 5.57% (3 Month USD LIBOR + 5.30%, Rate Floor: 5.30%) due 04/17/27[5,11]	750,000	418,457
WhiteHorse VII Ltd.
2013-1A, 5.06% (3 Month USD LIBOR + 4.80%, Rate Floor: 0.00%) due 11/24/25[5,11]	105,645	104,851
Total Collateralized Loan Obligations		2,003,805

Total Asset-Backed Securities
(Cost $2,271,801)		2,003,805

Total Investments - 104.9%
(Cost $401,662,517)		$393,193,599
Other Assets & Liabilities, net - (4.9)%		(18,244,937)
Total Net Assets - 100.0%		$374,948,662

Centrally Cleared Credit Default Swap Agreements Protection Sold††

Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation**
BofA Securities, Inc.	ICE	CDX.NA.HY.35.V1	5.00%	Quarterly	12/20/25	$24,700,000	$1,033,695	$973,841	$59,854

Forward Foreign Currency Exchange Contracts††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2020	Unrealized Appreciation (Depreciation)
Barclays Bank plc	757,000	EUR	10/16/20	$896,238	$888,139	$8,099
Goldman Sachs International	943,000	GBP	10/16/20	1,206,330	1,216,899	(10,569)
						$(2,470)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
HIGH YIELD FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Perpetual maturity.
[3]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[4]	Rate indicated is the 7-day yield as of September 30, 2020.
[5]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $265,786,439 (cost $262,043,852), or 70.9% of total net assets.

[6]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $3,018,551 (cost $5,443,732), or 0.8% of total net assets — See Note 10.

[7]

All or a portion of this security has been physically segregated or earmarked in connection with reverse repurchase agreements. At September 30, 2020, the total market value of segregated or earmarked security was $14,322,280 — See Note 6.

[8]	Security is in default of interest and/or principal obligations.
[9]	Payment-in-kind security.
[10]	Rate indicated is the effective yield at the time of purchase.
[11]

Variable rate security. Rate indicated is the rate effective at September 30, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

BofA — Bank of America
CDX.NA.HY.35.V1 — Credit Default Swap North American High Yield Series 35 Index Version 1
EUR — Euro
GBP — British Pound
ICE — Intercontinental Exchange
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
SARL — Société à Responsabilité Limitée

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$967,482	$—	$2,790,320		$3,757,802
Preferred Stocks	—	2,666,500	—	*	2,666,500
Warrants	—	4	—		4
Money Market Fund	3,847,654	—	—		3,847,654
Corporate Bonds	—	338,250,673	—	*	338,250,673
Senior Floating Rate Interests	—	31,766,755	7,980,655		39,747,410
U.S. Treasury Bills	—	2,919,751	—		2,919,751
Asset-Backed Securities	—	2,003,805	—		2,003,805
Credit Default Swap Agreements**	—	59,854	—		59,854
Forward Foreign Currency Exchange Contracts**	—	8,099	—		8,099
Total Assets	$4,815,136	$377,675,441	$10,770,975		$393,261,552

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
HIGH YIELD FUND

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts**	$—	$10,569	$—	$10,569
Unfunded Loan Commitments (Note 9)	—	—	61,765	61,765
Total Liabilities	$—	$10,569	$61,765	$72,334

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $12,314,983 are categorized as Level 2 within the disclosure hierarchy — See Note 6.

The following is summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within the Level 3 of the fair value hierarchy:

Category	Ending Balance at September 30, 2020	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Common Stocks	$1,897,043	Enterprise Value	Valuation Multiple	2.0x-10.0x	5.7x
Common Stocks	893,277	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	3,216,887	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	2,140,907	Yield Analysis	Yield	6.4%-15.1%	8.2%
Senior Floating Rate Interests	1,455,000	Model Price	Market Comparable Yields	10.9%	—
Senior Floating Rate Interests	850,844	Enterprise Value	Valuation Multiple	9.8x	—
Senior Floating Rate Interests	317,017	Model Price	Purchase Price	—	—
Total Assets	$10,770,975
Liabilities:
Unfunded Loan Commitments	$61,765	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, market comparable yields or valuation multiple would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended September 30, 2020, the Fund had securities with a total market value of $4,640,776 transfer out of Level 3 to Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2020
HIGH YIELD FUND

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2020:

	Assets				Liabilities
	Common Stocks	Senior Floating Rate Interests	Preferred Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$2,042,728	$18,366,284	$534,846	$20,943,858	$(301,483)
Purchases/(Receipts)	17,289	3,222,394	—	3,239,683	(376,719)
(Sales, maturities and paydowns)/Fundings	(74,868)	(8,376,326)	—	(8,451,194)	444,456
Amortization of premiums/discounts	—	143,454	—	143,454	—
Corporate actions	160,573	—	(160,573)	—	—
Total realized gains (losses) included in earnings	14,338	(129,921)	—	(115,583)	66,735
Total change in unrealized appreciation (depreciation) included in earnings	630,260	(604,454)	(374,273)	(348,467)	105,246
Transfers out of Level 3	—	(4,640,776)	—	(4,640,776)	—
Ending Balance	$2,790,320	$7,980,655	$—	$10,770,975	$(61,765)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2020	$630,260	$(535,758)	$—	$94,502	$176,204

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the year ended September 30, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/19		Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/20	Shares/Face Amount 09/30/20
Common Stocks
BP Holdco LLC*	$8,372		$—	$—	$—	$(12)	$8,360	23,711
Targus Group International Equity, Inc.*	21,720		—	—	—	4,629	26,349	12,825
Senior Floating Rate Interests
Targus Group International, Inc. due 05/24/16	—	**	—	—	(139,369)	139,369	—	—
	$30,092		$—	$—	$(139,369)	$143,986	$34,709

*	Non-income producing security.
**	Market value is less than $1.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $401,649,788)	$393,158,890
Investments in affiliated issuers, at value (cost $12,729)	34,709
Cash	39,001
Unamortized upfront premiums paid on credit default swap agreements	973,841
Unrealized appreciation on forward foreign currency exchange contracts	8,099
Prepaid expenses	65,744
Receivables:
Interest	5,576,734
Securities sold	3,648,237
Fund shares sold	1,166,567
Variation margin on credit default swap agreements	64,731
Dividends	49,839
Protection fees on credit default swap agreements	34,306
Total assets	404,820,698

Liabilities:
Unfunded loan commitments, at value (Note 9) (commitment fees received $445,358)	61,765
Reverse repurchase agreements (Note 6)	12,314,983
Segregated cash due to broker	1,013,742
Unrealized depreciation on forward foreign currency exchange contracts	10,569
Payable for:
Securities purchased	14,295,616
Fund shares redeemed	1,527,705
Distributions to shareholders	258,244
Management fees	181,054
Fund accounting/administration fees	26,042
Distribution and service fees	25,934
Transfer agent/maintenance fees	18,213
Trustees’ fees*	690
Due to Investment Adviser	30
Miscellaneous	137,449
Total liabilities	29,872,036
Net assets	$374,948,662

Net assets consist of:
Paid in capital	$414,208,596
Total distributable earnings (loss)	(39,259,934)
Net assets	$374,948,662

A-Class:
Net assets	$53,997,098
Capital shares outstanding	5,206,637
Net asset value per share	$10.37
Maximum offering price per share (Net asset value divided by 96.00%)	$10.80

C-Class:
Net assets	$16,436,861
Capital shares outstanding	1,571,636
Net asset value per share	$10.46

P-Class:
Net assets	$5,836,735
Capital shares outstanding	562,462
Net asset value per share	$10.38

Institutional Class:
Net assets	$171,641,225
Capital shares outstanding	20,316,230
Net asset value per share	$8.45

R6-Class:
Net assets	$127,036,743
Capital shares outstanding	12,263,437
Net asset value per share	$10.36

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

HIGH YIELD FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2020

Investment Income:
Dividends from securities of unaffiliated issuers	$659,901
Interest from securities of unaffiliated issuers	24,914,239
Total investment income	25,574,140

Expenses:
Management fees	2,311,170
Distribution and service fees:
A-Class	147,430
C-Class	190,942
P-Class	17,327
Transfer agent/maintenance fees:
A-Class	37,345
C-Class	21,235
P-Class	9,815
Institutional Class	179,659
R6-Class	959
Fund accounting/administration fees	297,854
Interest expense	293,730
Professional fees	106,378
Line of credit fees	34,188
Custodian fees	32,626
Trustees’ fees*	26,268
Miscellaneous	156,671
Recoupment of previously waived fees:
A-Class	29,061
C-Class	7,631
P-Class	1,330
Institutional Class	39,636
R6-Class	6,529
Total expenses	3,947,784
Less:
Expenses reimbursed by Adviser:
A-Class	(4,343)
C-Class	(1,827)
P-Class	(1,006)
Institutional Class	(23,914)
Expenses waived by Adviser	(8,794)
Earnings credits applied	(2,477)
Total waived/reimbursed expenses	(42,361)
Net expenses	3,905,423
Net investment income	21,668,717

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(19,182,463)
Investments in affiliated issuers	(139,369)
Swap agreements	1,034,506
Forward foreign currency exchange contracts	(30,518)
Foreign currency transactions	(7,415)
Net realized loss	(18,325,259)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	180,510
Investments in affiliated issuers	143,986
Swap agreements	59,854
Forward foreign currency exchange contracts	(25,206)
Foreign currency translations	1,321
Net change in unrealized appreciation (depreciation)	360,465
Net realized and unrealized loss	(17,964,794)
Net increase in net assets resulting from operations	$3,703,923

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$21,668,717	$24,882,058
Net realized loss on investments	(18,325,259)	(8,958,152)
Net change in unrealized appreciation (depreciation) on investments	360,465	5,141,186
Net increase in net assets resulting from operations	3,703,923	21,065,092

Distributions to shareholders:
A-Class	(3,450,578)	(4,333,588)
C-Class	(971,742)	(1,132,868)
P-Class	(404,265)	(529,844)
Institutional Class	(10,045,586)	(9,833,829)
R6-Class	(8,460,132)	(9,923,537)
Total distributions to shareholders	(23,332,303)	(25,753,666)

Capital share transactions:
Proceeds from sale of shares
A-Class	10,674,768	11,548,636
C-Class	4,404,185	5,391,154
P-Class	1,606,617	2,776,059
Institutional Class	115,479,278	113,823,859
R6-Class	4,945,592	7,397,981
Redemption fees collected
A-Class	14,618	3,471
C-Class	4,701	1,022
P-Class	1,654	454
Institutional Class	39,668	6,625
R6-Class	34,156	7,944
Distributions reinvested
A-Class	3,103,401	3,805,869
C-Class	888,143	997,942
P-Class	404,240	528,810
Institutional Class	7,451,076	7,714,249
R6-Class	8,460,132	9,923,323
Cost of shares redeemed
A-Class	(24,211,963)	(21,398,303)
C-Class	(9,558,871)	(6,478,775)
P-Class	(3,870,858)	(7,072,377)
Institutional Class	(125,810,891)	(66,675,004)
R6-Class	(29,504,021)	(53,462,016)
Net increase (decrease) from capital share transactions	(35,444,375)	8,840,923
Net increase (decrease) in net assets	(55,072,755)	4,152,349

Net assets:
Beginning of year	430,021,417	425,869,068
End of year	$374,948,662	$430,021,417

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

HIGH YIELD FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2020	Year Ended September 30, 2019
Capital share activity:
Shares sold
A-Class	1,065,945	1,071,432
C-Class	411,041	495,246
P-Class	155,836	257,789
Institutional Class	14,086,570	13,057,496
R6-Class	474,234	690,356
Shares issued from reinvestment of distributions
A-Class	298,678	353,785
C-Class	84,701	91,997
P-Class	38,806	49,100
Institutional Class	878,483	877,350
R6-Class	815,772	922,818
Shares redeemed
A-Class	(2,389,845)	(1,986,805)
C-Class	(920,036)	(598,161)
P-Class	(381,340)	(654,928)
Institutional Class	(14,964,588)	(7,604,434)
R6-Class	(2,949,027)	(4,951,144)
Net increase (decrease) in shares	(3,294,770)	2,071,897

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$10.90	$11.04	$11.50	$11.16	$10.79
Income (loss) from investment operations:
Net investment income (loss)[a]	.57	.64	.68	.64	.67
Net gain (loss) on investments (realized and unrealized)	(.50)	(.12)	(.46)	.35	.41
Total from investment operations	.07	.52	.22	.99	1.08
Less distributions from:
Net investment income	(.60)	(.66)	(.68)	(.65)	(.72)
Total distributions	(.60)	(.66)	(.68)	(.65)	(.72)
Redemption fees collected	— [b]	— [b]	— [b]	— [b]	.01
Net asset value, end of period	$10.37	$10.90	$11.04	$11.50	$11.16

Total Return[c]	0.84%	4.99%	2.00%	9.11%	10.71%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$53,997	$67,916	$75,028	$126,097	$87,045
Ratios to average net assets:
Net investment income (loss)	5.44%	5.94%	6.05%	5.63%	6.32%
Total expenses[d]	1.21%	1.27%	1.35%	1.31%	1.25%
Net expenses[e,f,g]	1.20%	1.26%	1.33%	1.29%	1.23%
Portfolio turnover rate	81%	61%	61%	62%	55%

C-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$10.99	$11.14	$11.60	$11.26	$10.88
Income (loss) from investment operations:
Net investment income (loss)[a]	.49	.56	.60	.56	.60
Net gain (loss) on investments (realized and unrealized)	(.49)	(.12)	(.46)	.35	.41
Total from investment operations	—	.44	.14	.91	1.01
Less distributions from:
Net investment income	(.53)	(.59)	(.60)	(.57)	(.64)
Total distributions	(.53)	(.59)	(.60)	(.57)	(.64)
Redemption fees collected	— [b]	— [b]	— [b]	— [b]	.01
Net asset value, end of period	$10.46	$10.99	$11.14	$11.60	$11.26

Total Return[c]	0.09%	4.12%	1.27%	8.38%	9.81%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,437	$21,935	$22,350	$30,461	$26,941
Ratios to average net assets:
Net investment income (loss)	4.68%	5.17%	5.31%	4.92%	5.52%
Total expenses[d]	2.00%	2.03%	2.11%	2.05%	2.01%
Net expenses[e,f,g]	1.99%	2.02%	2.09%	2.03%	1.98%
Portfolio turnover rate	81%	61%	61%	62%	55%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$10.91	$11.05	$11.51	$11.17	$10.80
Income (loss) from investment operations:
Net investment income (loss)[a]	.57	.64	.68	.64	.67
Net gain (loss) on investments (realized and unrealized)	(.50)	(.12)	(.46)	.37	.42
Total from investment operations	.07	.52	.22	1.01	1.09
Less distributions from:
Net investment income	(.60)	(.66)	(.68)	(.67)	(.72)
Total distributions	(.60)	(.66)	(.68)	(.67)	(.72)
Redemption fees collected	— [b]	— [b]	— [b]	— [b]	— [b]
Net asset value, end of period	$10.38	$10.91	$11.05	$11.51	$11.17

Total Return	0.80%	4.98%	1.95%	9.24%	10.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,837	$8,170	$12,124	$16,883	$3,178
Ratios to average net assets:
Net investment income (loss)	5.42%	5.93%	6.00%	5.58%	6.20%
Total expenses[d]	1.26%	1.30%	1.45%	1.29%	1.17%
Net expenses[e,f,g]	1.25%	1.28%	1.39%	1.22%	1.17%
Portfolio turnover rate	81%	61%	61%	62%	55%

Institutional Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$8.88	$9.01	$9.38	$9.11	$8.81
Income (loss) from investment operations:
Net investment income (loss)[a]	.48	.54	.58	.56	.58
Net gain (loss) on investments (realized and unrealized)	(.39)	(.10)	(.38)	.28	.34
Total from investment operations	.09	.44	.20	.84	.92
Less distributions from:
Net investment income	(.52)	(.57)	(.57)	(.57)	(.62)
Total distributions	(.52)	(.57)	(.57)	(.57)	(.62)
Redemption fees collected	— [b]	— [b]	— [b]	— [b]	— [b]
Net asset value, end of period	$8.45	$8.88	$9.01	$9.38	$9.11

Total Return	1.14%	5.15%	2.27%	9.56%	10.95%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$171,641	$180,442	$125,945	$194,280	$141,833
Ratios to average net assets:
Net investment income (loss)	5.67%	6.17%	6.28%	6.00%	6.58%
Total expenses[d]	0.98%	0.99%	1.14%	0.94%	0.95%
Net expenses[e,f,g]	0.96%	0.97%	1.11%	0.93%	0.94%
Portfolio turnover rate	81%	61%	61%	62%	55%

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

R6-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Period Ended September 30, 2017[h]
Per Share Data
Net asset value, beginning of period	$10.89	$11.03	$11.49	$11.45
Income (loss) from investment operations:
Net investment income (loss)[a]	.60	.68	.72	.24
Net gain (loss) on investments (realized and unrealized)	(.49)	(.12)	(.46)	.04
Total from investment operations	.11	.56	.26	.28
Less distributions from:
Net investment income	(.64)	(.70)	(.72)	(.24)
Total distributions	(.64)	(.70)	(.72)	(.24)
Redemption fees collected	— [b]	— [b]	— [b]	— [b]
Net asset value, end of period	$10.36	$10.89	$11.03	$11.49

Total Return	1.19%	5.39%	2.34%	2.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$127,037	$151,558	$190,421	$200,099
Ratios to average net assets:
Net investment income (loss)	5.79%	6.31%	6.41%	5.41%
Total expenses[d]	0.85%	0.89%	1.00%	0.82%
Net expenses[e,f,g]	0.85%	0.88%	1.00%	0.82%
Portfolio turnover rate	81%	61%	61%	62%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Redemption fees collected are less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	9/30/20	9/30/19	9/30/18	9/30/17
A-Class	0.05%	0.05%	—	0.09%
C-Class	0.04%	0.05%	—	0.06%
P-Class	0.02%	0.01%	0.03%	0.00%*
Institutional class	0.02%	0.02%	0.04%	0.00%*
R6-Class	0.00%*	0.00%*	—	—

*	Less than 0.01%

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	9/30/20	9/30/19	9/30/18	9/30/17	9/30/16
A-Class	1.12%	1.15%	1.10%	1.15%	1.16%
C-Class	1.90%	1.91%	1.86%	1.89%	1.91%
P-Class	1.16%	1.16%	1.16%	1.08%	1.09%
Institutional class	0.87%	0.88%	0.88%	0.79%	0.87%
R6-Class	0.77%	0.77%	0.77%	0.79%	—

[h]	Since commencement of operations: May 15, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2020

To Our Shareholders

Guggenheim Investment Grade Bond Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Chief Investment Officer, Fixed Income; Steven H. Brown, Senior Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2020.

For the one year period ended September 30, 2020, Guggenheim Investment Grade Bond Fund returned 10.68%1, compared with the 6.98% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

The portfolio was defensively positioned coming into 2020 because we viewed the risk versus reward trade-off of owning corporate credit as unattractive, as economic momentum was stalling as we reached the later innings of the credit cycle. The Fund maintained a significant liquidity buffer and limited exposure to higher-risk asset classes. As spreads swung from cycle tights to near historical wide levels, the Fund profitably unwound credit protection credit default swap index hedges and took advantage of dislocations across corporate credit markets by adding both investment grade and high yield corporate exposure.

The resetting of valuations across most asset classes presented opportunities and prompted us to meaningfully increase the Fund’s credit beta. Beginning in mid-March, credit spreads reached levels that had rarely been wider, which completely changed the value proposition and upside/downside risk of investing in credit. The most attractive categories of focus have been new issue investment-grade corporates, select opportunities in the high-yield and loan sectors, and secondary market opportunities in structured credit. Even as credit spreads retraced from their mid-March wides, they still presented attractive long-term value.

Over the 12-month period, investment grade corporate credit was the largest contributor to Fund performance. Scale, revenue diversity, and several liquidity levers at their disposal continue to help investment-grade-rated companies weather the pandemic, and makes the sector an attractive place to allocate capital. Investment-grade companies have bolstered their balance sheets by terming out debt maturities at historically low interest rates. After a robust nine months of record supply in 2020, totaling roughly $1.5 trillion, street estimates for the fourth quarter of 2020 predict a return to negative net issuance. The global search for yield remains strong, and greater dollar liquidity has helped keep the cost low of currency hedging for foreign investors, so we continue to see robust overseas demand for U.S. credit. Headlines on election concerns, stimulus rhetoric, and increased COVID-19 cases are all contributing to short term volatility. However, we believe the investment-grade corporate market will see buyers step in at wider levels, and we anticipate spreads will trade relatively range-bound into the end of the year.

Structured credit, which represented a quarter of the Fund’s allocation at period end, added to performance. Improving sentiment toward broader market risk continued to flow into the structured credit markets. We continued to favor senior tranches, as subordinated positions may encounter further credit losses that are not yet priced in should the economic impact of COVID-19, coupled with a lack of a fiscal stimulus bill, persist. With that said, we see opportunities in whole-business asset-backed securities (“ABS”) financing for market-leading quick-service restaurant concepts, digital infrastructure securitizations, and select esoteric ABS that offer compelling yields with strong credit fundamentals.

Since the initial increase of borrowers in forbearance in April 2020, residential mortgage-backed securities’ credit performance stabilized, and spreads tightened. New-home starts accelerated past expectations during the third quarter of 2020, leading to more confidence within the sector. Mortgage credit performance will continue to be dependent on the broader economy, but most of the positions in the Fund are not reliant on a sustained recovery given that the exposure is significantly seasoned.

Since March 2020, the Fund added high-yield exposure in the higher quality portion of the market in particular, including in fallen angels. The Fed’s Secondary Market Corporate Credit Facility (SMCCF) program remained in place and continued to support the market mostly via the supportive sentiment it engenders as opposed to the total purchase volumes. The facility has not used the vast majority of its buying power and would likely step in if credit volatility resurfaces. While new-issue supply has set year-to-date all-time highs, as nearly $350 billion has been issued in high yield, compared to $275 billion last year, investor demand has remained very strong. We opportunistically sourced high yield bonds for the portfolio, especially via the primary market, given the attractive relative yield pickup versus other sectors.

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2020

Overall duration ended the period at 7.3 years versus the benchmark’s duration of 6.1 years and the positioning serves as a risk ballast to the strategy’s credit allocation. This is also consistent with our view that the Fed will be able to keep rates inside 10 years from rising substantially and the possibility of negative rates at some point. Past economic cycles, such as 2001 and 2009, have shown that it takes several years for Treasury yields to bottom.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2020

INVESTMENT GRADE BOND FUND

OBJECTIVE: Seeks to provide current income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	32.4%
AA	6.9%
A	14.3%
BBB	27.1%
BB	5.8%
B	2.4%
CCC	0.7%
CC	1.1%
C	0.1%
NR2	2.6%
Other Instruments	6.6%
Total Investments	100.0%

Inception Dates:
A-Class	August 15, 1985
C-Class	May 1, 2000
P-Class	May 1, 2015
Institutional Class	January 29, 2013

Ten Largest Holdings (% of Total Net Assets)
Uniform MBS 30 Year, 2.00%	5.2%
iShares iBoxx $ Investment Grade Corporate Bond ETF	3.8%
U.S. Treasury Notes, 0.25% due 06/30/25	2.4%
U.S. Treasury Strips due 02/15/50	1.7%
U.S. Treasury Notes, 1.63% 10/31/26	1.2%
Pershing Square Tontine Holdings Ltd. — Class A	1.0%
Station Place Securitization Trust, 1.65% due 02/15/21	0.9%
iShares iBoxx High Yield Corporate Bond ETF	0.8%
Uniform MBS 15 Year, 1.50%	0.8%
U.S. Treasury Notes, 0.25% due 05/31/25	0.8%
Top Ten Total	18.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2020

	1 Year	5 Year	10 Year
A Class Shares	10.68%	5.50%	5.13%
A-Class Shares with sales charge‡	6.25%	4.48%	4.63%
C-Class Shares	9.86%	4.73%	4.34%
C-Class Shares with CDSC§	8.86%	4.73%	4.34%
Bloomberg Barclays U.S. Aggregate Bond Index	6.98%	4.18%	3.64%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	10.67%	5.50%	5.05%
Bloomberg Barclays U.S. Aggregate Bond Index	6.98%	4.18%	3.89%

	1 Year	5 Year	Since Inception (01/29/13)
Institutional Class Shares	11.07%	5.82%	5.39%
Bloomberg Barclays U.S. Aggregate Bond Index	6.98%	4.18%	3.46%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional Class shares will vary due to differences in fee structures.

‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS	September 30, 2020
INVESTMENT GRADE BOND FUND

	Shares	Value
COMMON STOCKS† - 1.0%

Financial - 1.0%
Pershing Square Tontine Holdings, Ltd. — Class A*	622,890	$14,133,374

Industrial - 0.0%
Constar International Holdings LLC*,†††	68	—

Total Common Stocks
(Cost $12,064,756)		14,133,374

PREFERRED STOCKS†† - 0.6%
Financial - 0.6%
Public Storage 4.63%	118,400	3,187,328
4.13%*	30,400	788,272
American Financial Group, Inc., 4.50% due 09/15/60	86,800	2,363,564
First Republic Bank, 4.13%*	53,200	1,351,280
W R Berkley Corp., 4.25% due 09/30/60	25,600	666,880
Total Financial		8,357,324

Industrial - 0.0%
Constar International Holdings LLC*,†††	7	—
Total Preferred Stocks
(Cost $7,860,000)		8,357,324

WARRANTS† - 0.0%
Pershing Square Tontine Holdings, Ltd.
$23.00, 07/24/21	69,210	496,236
Total Warrants
(Cost $393,043)		496,236

EXCHANGE-TRADED FUNDS† - 4.6%
iShares iBoxx $ Investment Grade Corporate Bond ETF	408,110	54,976,498
iShares iBoxx High Yield Corporate Bond ETF	141,850	11,901,215
Total Exchange-Traded Funds
(Cost $61,711,487)		66,877,713

CLOSED-END FUNDS† - 0.2%
BlackRock MuniHoldings California Quality Fund, Inc.	114,772	1,604,513
BlackRock MuniYield California Quality Fund, Inc.	98,596	1,415,838
Total Closed-End Funds
(Cost $3,155,899)		3,020,351

MONEY MARKET FUND† - 0.5%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[1]	7,384,079	7,384,079
Total Money Market Fund
(Cost $7,384,079)		7,384,079

	Face Amount~
CORPORATE BONDS†† - 46.9%
Financial - 17.1%
American International Group, Inc.
3.40% due 06/30/30	5,120,000	5,669,703
4.38% due 06/30/50	4,280,000	5,006,944
Wells Fargo & Co.
3.07% due 04/30/41[2]	8,550,000	8,944,160
2.57% due 02/11/31[2]	1,180,000	1,238,778
JPMorgan Chase & Co.
3.11% due 04/22/41[2]	3,530,000	3,829,129
2.52% due 04/22/31[2]	2,210,000	2,351,602
2.96% due 05/13/31[2]	1,870,000	2,006,331
4.49% due 03/24/31[2]	1,600,000	1,952,548
Bank of America Corp.
2.59% due 04/29/31[2]	6,900,000	7,341,055
2.68% due 06/19/41[2]	2,650,000	2,705,866
Citizens Financial Group, Inc.
3.25% due 04/30/30	8,070,000	8,908,049
2.50% due 02/06/30	607,000	643,581
Nationwide Mutual Insurance Co.
4.35% due 04/30/50[3]	7,410,000	7,938,266
Five Corners Funding Trust II
2.85% due 05/15/30[3]	6,540,000	7,025,677
Reliance Standard Life Global Funding II
2.75% due 05/07/25[3]	6,170,000	6,514,120
Macquarie Bank Ltd.
3.62% due 06/03/30[3]	6,030,000	6,410,770
GLP Capital Limited Partnership / GLP Financing II, Inc.
4.00% due 01/15/31	3,600,000	3,747,708
5.30% due 01/15/29	1,900,000	2,115,973
Reinsurance Group of America, Inc.
3.15% due 06/15/30	5,350,000	5,824,745
Markel Corp.
6.00% [2,4]	5,210,000	5,509,575
Intercontinental Exchange, Inc.
3.00% due 06/15/50	2,430,000	2,533,516
2.65% due 09/15/40	2,400,000	2,410,670
Citigroup, Inc.
2.57% due 06/03/31[2]	4,690,000	4,915,448
Lincoln National Corp.
3.40% due 01/15/31	3,170,000	3,515,456
4.38% due 06/15/50	1,200,000	1,395,027
Fidelity National Financial, Inc.
3.40% due 06/15/30	3,380,000	3,655,735
2.45% due 03/15/31	1,210,000	1,200,143
Prudential plc
3.13% due 04/14/30	4,365,000	4,847,374
Equitable Holdings, Inc.
4.95% [2,4]	4,650,000	4,743,000
BlackRock, Inc.
1.90% due 01/28/31	4,400,000	4,558,566
Iron Mountain, Inc.
5.25% due 07/15/30[3]	2,200,000	2,293,500
5.63% due 07/15/32[3]	1,000,000	1,056,000
4.50% due 02/15/31[3]	850,000	857,990

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
INVESTMENT GRADE BOND FUND

	Face Amount~	Value
Aflac, Inc.
3.60% due 04/01/30	3,350,000	$3,931,341
Standard Chartered plc
4.64% due 04/01/31[2,3]	3,350,000	3,856,124
Ares Finance Company II LLC
3.25% due 06/15/30[3]	3,660,000	3,816,015
KKR Group Finance Company VI LLC
3.75% due 07/01/29[3]	3,230,000	3,715,945
OneAmerica Financial Partners, Inc.
4.25% due 10/15/50[3]	3,620,000	3,641,552
Deloitte LLP
3.56% due 05/07/30†††	3,400,000	3,542,694
NFP Corp.
6.88% due 08/15/28[3]	1,875,000	1,898,203
7.00% due 05/15/25[3]	1,550,000	1,643,000
Host Hotels & Resorts, LP
3.50% due 09/15/30	3,685,000	3,527,320
MetLife, Inc.
3.85%[2,4]	3,520,000	3,512,080
First American Financial Corp.
4.00% due 05/15/30	3,180,000	3,504,312
Charles Schwab Corp.
5.38%[2,4]	3,050,000	3,304,828
Loews Corp.
3.20% due 05/15/30	2,870,000	3,208,164
Alleghany Corp.
3.63% due 05/15/30	2,850,000	3,203,639
Arch Capital Group Ltd.
3.64% due 06/30/50	2,900,000	3,117,769
Quicken Loans LLC / Quicken Loans Company-Issuer, Inc.
3.88% due 03/01/31[3]	3,150,000	3,110,625
Visa, Inc.
2.00% due 08/15/50	3,000,000	2,753,422
Belrose Funding Trust
2.33% due 08/15/30[3]	2,780,000	2,747,359
KKR Group Finance Company VIII LLC
3.50% due 08/25/50[3]	2,660,000	2,710,638
Jefferies Group LLC 2.75% due 10/15/32	2,720,000	2,691,930
Teachers Insurance & Annuity Association of America
3.30% due 05/15/50[3]	2,500,000	2,554,694
Massachusetts Mutual Life Insurance Co.
3.38% due 04/15/50[3]	2,450,000	2,501,184
Goldman Sachs Group, Inc.
3.50% due 04/01/25	2,250,000	2,483,257
Liberty Mutual Group, Inc.
3.95% due 05/15/60[3]	2,150,000	2,360,998
Brookfield Finance, Inc.
3.50% due 03/30/51	2,210,000	2,183,651
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[3]	2,075,000	2,154,161
PricewaterhouseCoopers LLP
3.43% due 09/13/30†††	2,000,000	2,077,562
Aon Corp.
2.80% due 05/15/30	1,840,000	1,993,566
Manulife Financial Corp.
2.48% due 05/19/27	1,800,000	1,926,316
Fifth Third Bancorp
2.55% due 05/05/27	1,750,000	1,884,396
Dyal Capital Partners III
4.40% due 06/15/40†††	1,750,000	1,784,410
Credit Suisse Group AG
4.19% due 04/01/31[2,3]	1,500,000	1,731,735
Kemper Corp.
2.40% due 09/30/30	1,510,000	1,494,137
National Australia Bank Ltd.
2.33% due 08/21/30[3]	1,500,000	1,483,778
Alexandria Real Estate Equities, Inc.
4.90% due 12/15/30	1,050,000	1,321,708
Crown Castle International Corp.
3.30% due 07/01/30	1,149,000	1,256,515
CNA Financial Corp.
2.05% due 08/15/30	1,250,000	1,247,779
Camden Property Trust
2.80% due 05/15/30	1,100,000	1,198,540
Prudential Financial, Inc.
3.70% due 10/01/50[2]	1,160,000	1,183,548
Central Storage Safety Project Trust
4.82% due 02/01/38[5]	1,000,000	1,128,108
Bank of New York Mellon Corp.
4.70%[2,4]	1,060,000	1,124,660
Weyerhaeuser Co.
4.00% due 04/15/30	911,000	1,077,133
QBE Insurance Group Ltd.
5.88%[2,3,4]	1,000,000	1,061,250
Pershing Square Holdings Ltd.
5.50% due 07/15/22[3]	1,000,000	1,055,910
W R Berkley Corp.
4.00% due 05/12/50	850,000	1,005,420
PartnerRe Finance B LLC
4.50% due 10/01/50[2]	940,000	943,805
CIT Group, Inc.
3.93% due 06/19/24[2]	925,000	932,215
Quicken Loans LLC
5.75% due 05/01/25[3]	883,000	909,049
HSBC Holdings plc
4.95% due 03/31/30	750,000	902,853
Nasdaq, Inc.
3.25% due 04/28/50	850,000	887,738
Brown & Brown, Inc.
2.38% due 03/15/31	800,000	804,920
Protective Life Corp.
3.40% due 01/15/30[3]	740,000	793,526
Ameriprise Financial, Inc.
3.00% due 04/02/25	690,000	754,735
New York Life Insurance Co.
3.75% due 05/15/50[3]	600,000	676,453
American Equity Investment Life Holding Co.
5.00% due 06/15/27	486,000	527,366
Hanover Insurance Group, Inc.
2.50% due 09/01/30	480,000	492,881

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
INVESTMENT GRADE BOND FUND

	Face Amount~	Value
Fidelity & Guaranty Life Holdings, Inc.
5.50% due 05/01/25[3]	400,000	$448,500
SBA Communications Corp.
3.88% due 02/15/27[3]	350,000	355,250
Assurant, Inc.
1.48% (3 Month USD LIBOR + 1.25%) due 03/26/21[6]	289,000	288,898
LPL Holdings, Inc.
5.75% due 09/15/25[3]	100,000	103,618
Total Financial		248,200,188

Consumer, Non-cyclical - 8.3%
Sysco Corp.
5.95% due 04/01/30	6,860,000	8,694,562
CoStar Group, Inc.
2.80% due 07/15/30[3]	5,810,000	6,020,216
DaVita, Inc.
4.63% due 06/01/30[3]	2,990,000	3,062,657
3.75% due 02/15/31[3]	2,750,000	2,649,762
Quanta Services, Inc.
2.90% due 10/01/30	4,740,000	4,837,691
Altria Group, Inc.
3.40% due 05/06/30	2,760,000	3,012,056
2.35% due 05/06/25	1,180,000	1,246,802
4.45% due 05/06/50	390,000	433,986
BAT Capital Corp.
3.98% due 09/25/50	2,800,000	2,760,871
4.70% due 04/02/27	1,410,000	1,617,595
Zimmer Biomet Holdings, Inc.
3.55% due 03/20/30	3,850,000	4,310,880
Biogen, Inc.
2.25% due 05/01/30	4,055,000	4,152,636
Royalty Pharma plc
3.55% due 09/02/50[3]	2,690,000	2,608,658
2.20% due 09/02/30[3]	1,410,000	1,407,460
Constellation Brands, Inc.
2.88% due 05/01/30	2,680,000	2,893,678
3.75% due 05/01/50	950,000	1,060,749
Moody’s Corp.
2.55% due 08/18/60	3,036,000	2,807,727
3.25% due 05/20/50	700,000	749,432
Alcon Finance Corp.
2.60% due 05/27/30[3]	3,290,000	3,482,723
Kraft Heinz Foods Co.
4.38% due 06/01/46	1,260,000	1,294,559
4.25% due 03/01/31[3]	700,000	768,006
5.50% due 06/01/50[3]	575,000	658,982
5.00% due 06/04/42	300,000	328,537
4.88% due 10/01/49[3]	200,000	211,063
RELX Capital, Inc.
3.00% due 05/22/30	2,930,000	3,203,760
Nielsen Finance LLC / Nielsen Finance Co.
5.63% due 10/01/28[3]	2,600,000	2,689,180
Keurig Dr Pepper, Inc.
3.20% due 05/01/30	2,361,000	2,648,902
Centene Corp.
3.00% due 10/15/30	2,500,000	2,550,500
Anheuser-Busch InBev Worldwide, Inc.
3.50% due 06/01/30	2,225,000	2,531,452
McCormick & Company, Inc.
2.50% due 04/15/30	2,350,000	2,513,492
Yale-New Haven Health Services Corp.
2.50% due 07/01/50	2,250,000	2,199,116
Boston Scientific Corp.
2.65% due 06/01/30	2,070,000	2,196,806
Emory University
2.97% due 09/01/50	2,000,000	2,191,268
Becton Dickinson and Co.
2.82% due 05/20/30	1,890,000	2,038,197
California Institute of Technology
3.65% due 09/01/19	1,600,000	1,749,251
Global Payments, Inc.
2.90% due 05/15/30	1,620,000	1,733,416
US Foods, Inc.
6.25% due 04/15/25[3]	1,550,000	1,641,063
Ascension Health
2.53% due 11/15/29	1,500,000	1,626,519
Quest Diagnostics, Inc.
2.80% due 06/30/31	1,510,000	1,626,386
Universal Health Services, Inc.
2.65% due 10/15/30[3]	1,320,000	1,313,743
5.00% due 06/01/26[3]	300,000	310,500
Duke University
2.83% due 10/01/55	1,500,000	1,588,211
Health Care Service Corporation A Mutual Legal Reserve Co.
3.20% due 06/01/50[3]	1,480,000	1,535,532
Kimberly-Clark de Mexico SAB de CV
2.43% due 07/01/31[3]	1,500,000	1,526,655
Johnson & Johnson
2.45% due 09/01/60	1,500,000	1,518,255
Coca-Cola Co.
2.75% due 06/01/60	1,330,000	1,350,778
Transurban Finance Company Pty Ltd.
2.45% due 03/16/31[3]	1,300,000	1,324,282
Hologic, Inc.
3.25% due 02/15/29[3]	1,250,000	1,257,812
Thermo Fisher Scientific, Inc.
4.50% due 03/25/30	1,000,000	1,237,119
Wisconsin Alumni Research Foundation
3.56% due 10/01/49	1,000,000	1,095,507
Avantor Funding, Inc.
4.63% due 07/15/28[3]	1,050,000	1,089,375
OhioHealth Corp.
3.04% due 11/15/50	1,000,000	1,087,396
Johns Hopkins University
2.81% due 01/01/60	1,000,000	1,059,928
Memorial Sloan-Kettering Cancer Center
2.96% due 01/01/50	1,000,000	1,059,863
Children’s Hospital Corp.
2.59% due 02/01/50	1,000,000	983,601
Smithfield Foods, Inc.
3.00% due 10/15/30[3]	970,000	972,095

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
INVESTMENT GRADE BOND FUND

	Face Amount~	Value
Children’s Health System of Texas
2.51% due 08/15/50	1,000,000	$949,970
Prime Security Services Borrower LLC / Prime Finance, Inc.
3.38% due 08/31/27[3]	925,000	887,302
Sabre GLBL, Inc.
7.38% due 09/01/25[3]	875,000	883,750
Gartner, Inc.
3.75% due 10/01/30[3]	650,000	657,508
4.50% due 07/01/28[3]	150,000	157,687
Service Corporation International
3.38% due 08/15/30	750,000	750,938
Post Holdings, Inc.
4.63% due 04/15/30[3]	600,000	617,250
Tenet Healthcare Corp.
4.63% due 06/15/28[3]	475,000	481,840
Jaguar Holding Company II / PPD Development, LP
4.63% due 06/15/25[3]	400,000	412,000
Acadia Healthcare Company, Inc.
5.00% due 04/15/29[3]	100,000	101,375
Total Consumer, Non-cyclical		120,420,868

Industrial - 6.0%
Boeing Co.
5.15% due 05/01/30	8,000,000	8,992,070
5.71% due 05/01/40	4,380,000	5,163,680
5.81% due 05/01/50	3,440,000	4,161,644
5.04% due 05/01/27	2,150,000	2,366,957
FedEx Corp.
4.25% due 05/15/30	5,415,000	6,509,208
WRKCo, Inc.
3.00% due 06/15/33	5,370,000	5,841,454
Sonoco Products Co.
3.13% due 05/01/30	4,808,000	5,211,600
Textron, Inc.
2.45% due 03/15/31	3,600,000	3,577,263
3.00% due 06/01/30	1,355,000	1,427,160
Snap-on, Inc.
3.10% due 05/01/50	3,860,000	4,037,510
BAE Systems plc
3.40% due 04/15/30[3]	2,659,000	2,971,729
Ball Corp.
2.88% due 08/15/30	2,925,000	2,892,094
GATX Corp.
4.00% due 06/30/30	2,110,000	2,430,581
Owens Corning
3.88% due 06/01/30	2,080,000	2,354,459
Carrier Global Corp.
2.70% due 02/15/31[3]	2,210,000	2,302,444
Standard Industries, Inc.
3.38% due 01/15/31[3]	1,175,000	1,159,719
4.38% due 07/15/30[3]	750,000	768,949
5.00% due 02/15/27[3]	350,000	364,000
Fortive Corp.
2.35% due 06/15/21	2,200,000	2,225,467
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
4.13% due 08/15/26[3]	2,050,000	2,078,188
CNH Industrial Capital LLC
1.88% due 01/15/26	1,880,000	1,877,441
Trinity Industries, Inc.
4.55% due 10/01/24	1,775,000	1,801,704
Rolls-Royce plc
2.38% due 10/14/20[3]	1,800,000	1,795,500
Vulcan Materials Co.
3.50% due 06/01/30	1,510,000	1,691,081
Ryder System, Inc.
3.35% due 09/01/25	1,470,000	1,612,309
IDEX Corp.
3.00% due 05/01/30	1,450,000	1,594,974
FLIR Systems, Inc.
2.50% due 08/01/30	1,340,000	1,371,245
Bemis Company, Inc.
2.63% due 06/19/30	1,230,000	1,311,141
Flowserve Corp.
3.50% due 10/01/30	1,200,000	1,188,250
Xylem, Inc.
2.25% due 01/30/31	1,100,000	1,166,280
Graphic Packaging International LLC
3.50% due 03/01/29[3]	1,125,000	1,132,031
Vertical US Newco, Inc.
5.25% due 07/15/27[3]	850,000	883,375
Howmet Aerospace, Inc.
6.88% due 05/01/25	675,000	745,875
Aviation Capital Group LLC
2.88% due 01/20/22[3]	700,000	694,697
TransDigm, Inc.
8.00% due 12/15/25[3]	300,000	326,250
Oshkosh Corp.
3.10% due 03/01/30	240,000	254,192
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22	200,000	205,094
EnerSys
5.00% due 04/30/23[3]	50,000	51,625
Total Industrial		86,539,240

Consumer, Cyclical - 5.0%
Marriott International, Inc.
3.50% due 10/15/32	3,300,000	3,274,809
4.63% due 06/15/30	2,830,000	3,030,781
5.75% due 05/01/25	1,900,000	2,120,438
0.85% (3 Month USD LIBOR + 0.60%) due 12/01/20[6]	1,900,000	1,896,618
Delta Air Lines, Inc.
7.00% due 05/01/25[3]	8,800,000	9,662,616
Walgreens Boots Alliance, Inc.
4.10% due 04/15/50	4,510,000	4,506,427
3.20% due 04/15/30	2,254,000	2,362,420
Starbucks Corp.
2.55% due 11/15/30	4,600,000	4,884,070
Smithsonian Institution
2.70% due 09/01/44	4,000,000	4,072,300

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
INVESTMENT GRADE BOND FUND

	Face Amount~	Value
VF Corp.
2.95% due 04/23/30	3,306,000	$3,599,312
Hyatt Hotels Corp.
5.38% due 04/23/25	1,700,000	1,830,142
5.75% due 04/23/30	1,510,000	1,733,876
Delta Air Lines Incorporated / SkyMiles IP Ltd.
4.50% due 10/20/25[3]	3,150,000	3,234,585
Ferguson Finance plc
3.25% due 06/02/30[3]	2,840,000	3,086,808
Choice Hotels International, Inc.
3.70% due 01/15/31	2,860,000	3,009,721
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[3]	2,550,000	2,655,187
1011778 BC ULC / New Red Finance, Inc.
4.00% due 10/15/30[3]	2,000,000	2,015,420
5.75% due 04/15/25[3]	450,000	480,375
BorgWarner, Inc.
2.65% due 07/01/27	2,310,000	2,437,785
Lowe’s Companies, Inc.
4.50% due 04/15/30	1,850,000	2,295,031
Whirlpool Corp.
4.60% due 05/15/50	1,430,000	1,771,087
Aramark Services, Inc.
6.38% due 05/01/25[3]	1,400,000	1,458,345
5.00% due 02/01/28[3]	85,000	85,637
Hilton Domestic Operating Company, Inc.
5.38% due 05/01/25[3]	1,450,000	1,514,235
WMG Acquisition Corp.
3.00% due 02/15/31[3]	675,000	656,269
3.88% due 07/15/30[3]	500,000	515,597
Six Flags Theme Parks, Inc.
7.00% due 07/01/25[3]	1,060,000	1,127,575
Dollar General Corp.
3.50% due 04/03/30	700,000	796,711
American Airlines Class AA Pass Through Trust
3.20% due 06/15/28	832,000	782,016
Cedar Fair Limited Partnership / Canada’s Wonderland Company / Magnum Management Corporation / Millennium Op
5.50% due 05/01/25[3]	650,000	669,500
Williams Scotsman International, Inc.
4.63% due 08/15/28[3]	450,000	451,818
Hanesbrands, Inc.
5.38% due 05/15/25[3]	420,000	443,100
Performance Food Group, Inc.
6.88% due 05/01/25[3]	275,000	292,875
Total Consumer, Cyclical		72,753,486

Communications - 4.2%
ViacomCBS, Inc.
4.95% due 01/15/31	4,478,000	5,384,608
4.95% due 05/19/50	2,490,000	2,921,659
4.75% due 05/15/25	2,260,000	2,596,498
2.90% due 01/15/27	450,000	485,288
Level 3 Financing, Inc.
3.63% due 01/15/29[3]	2,850,000	2,814,375
4.25% due 07/01/28[3]	2,650,000	2,690,598
3.88% due 11/15/29[3]	1,150,000	1,244,749
T-Mobile USA, Inc.
3.88% due 04/15/30[3]	4,750,000	5,389,445
Walt Disney Co.
2.65% due 01/13/31	2,490,000	2,688,380
3.80% due 05/13/60	2,000,000	2,310,361
Charter Communications Operating LLC / Charter Communications Operating Capital
2.80% due 04/01/31	4,525,000	4,706,068
AT&T, Inc.
2.75% due 06/01/31	3,200,000	3,376,185
Booking Holdings, Inc.
4.63% due 04/13/30	2,370,000	2,847,302
4.50% due 04/13/27	390,000	457,916
Virgin Media Secured Finance plc
4.50% due 08/15/30[3]	2,350,000	2,414,484
CSC Holdings LLC
3.38% due 02/15/31[3]	1,000,000	968,250
4.13% due 12/01/30[3]	600,000	611,550
5.50% due 05/15/26[3]	550,000	572,000
Amazon.com, Inc.
2.70% due 06/03/60	1,610,000	1,668,889
Fox Corp.
3.50% due 04/08/30	931,000	1,052,151
3.05% due 04/07/25	450,000	492,760
Altice France S.A.
7.38% due 05/01/26[3]	950,000	995,505
5.13% due 01/15/29[3]	450,000	448,312
Sirius XM Radio, Inc.
4.13% due 07/01/30[3]	1,400,000	1,426,250
eBay, Inc.
2.70% due 03/11/30	1,263,000	1,339,494
Radiate Holdco LLC / Radiate Finance, Inc.
4.50% due 09/15/26[3]	1,300,000	1,299,727
Zayo Group Holdings, Inc.
4.00% due 03/01/27[3]	1,225,000	1,205,676
QualityTech Limited Partnership / QTS Finance Corp.
3.88% due 10/01/28[3]	1,150,000	1,157,590
Verizon Communications, Inc.
3.15% due 03/22/30	1,000,000	1,130,030
Virgin Media Vendor Financing Notes IV DAC
5.00% due 07/15/28[3]	1,100,000	1,097,250
Match Group Holdings II LLC
4.63% due 06/01/28[3]	900,000	927,000
LCPR Senior Secured Financing DAC
6.75% due 10/15/27[3]	500,000	522,500
CCO Holdings LLC / CCO Holdings Capital Corp.
4.25% due 02/01/31[3]	425,000	440,496

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
INVESTMENT GRADE BOND FUND

	Face Amount~	Value
Telenet Finance Lux Note
5.50% due 03/01/28	400,000	$420,000
Lamar Media Corp.
4.00% due 02/15/30[3]	375,000	375,000
Switch Ltd.
3.75% due 09/15/28[3]	300,000	303,000
Qualitytech Limited Partnership / QTS Finance Corp.
4.75% due 11/15/25[3]	200,000	207,440
Virgin Media Finance plc
5.00% due 07/15/30[3]	200,000	199,000
Total Communications		61,187,786

Energy - 2.2%
Exxon Mobil Corp.
2.61% due 10/15/30	9,450,000	10,214,583
BP Capital Markets plc
4.88%[2,4]	7,530,000	8,057,100
Sabine Pass Liquefaction LLC
4.50% due 05/15/30[3]	4,190,000	4,719,832
Chevron USA, Inc.
2.34% due 08/12/50	1,850,000	1,752,014
Valero Energy Corp.
2.15% due 09/15/27	950,000	946,165
2.85% due 04/15/25	750,000	787,063
Magellan Midstream Partners, LP
3.25% due 06/01/30	1,500,000	1,609,808
Equinor ASA
2.38% due 05/22/30	1,210,000	1,279,603
Florida Gas Transmission Company LLC
2.55% due 07/01/30[3]	1,000,000	1,048,132
NuStar Logistics, LP
6.38% due 10/01/30	700,000	726,250
Baker Hughes a GE Company LLC / Baker Hughes Co-Obligor, Inc.
4.49% due 05/01/30	410,000	465,879
Midwest Connector Capital Company LLC
4.63% due 04/01/29[3]	460,000	464,912
Reliance Industries Ltd.
4.50% due 10/19/20[3]	350,000	350,539
Phillips 66
3.70% due 04/06/23	250,000	267,615
Total Energy		32,689,495

Technology - 1.7%
NetApp, Inc.
2.70% due 06/22/30	8,100,000	8,418,373
Broadcom, Inc.
4.15% due 11/15/30	4,000,000	4,493,375
Qorvo, Inc.
4.38% due 10/15/29	1,380,000	1,466,250
3.38% due 04/01/31[3]	650,000	660,563
NCR Corp.
5.00% due 10/01/28[3]	2,050,000	2,051,640
MSCI, Inc.
3.88% due 02/15/31[3]	1,925,000	2,006,235
Apple, Inc.
2.55% due 08/20/60	1,550,000	1,539,774
CDW LLC / CDW Finance Corp.
3.25% due 02/15/29	810,000	806,962
Boxer Parent Company, Inc.
7.13% due 10/02/25[3]	750,000	801,045
Leidos, Inc.
3.63% due 05/15/25[3]	600,000	665,490
Analog Devices, Inc.
2.95% due 04/01/25	400,000	435,047
Black Knight InfoServ LLC
3.63% due 09/01/28[3]	400,000	404,250
Booz Allen Hamilton, Inc.
3.88% due 09/01/28[3]	300,000	307,965
Entegris, Inc.
4.38% due 04/15/28[3]	100,000	102,750
Total Technology		24,159,719

Basic Materials - 1.5%
Newcrest Finance Pty Ltd.
3.25% due 05/13/30[3]	3,600,000	3,926,870
4.20% due 05/13/50[3]	1,700,000	1,986,985
Anglo American Capital plc
5.63% due 04/01/30[3]	3,200,000	3,927,744
3.95% due 09/10/50[3]	970,000	991,270
2.63% due 09/10/30[3]	250,000	249,320
Nucor Corp.
2.70% due 06/01/30	3,000,000	3,221,118
Carpenter Technology Corp.
6.38% due 07/15/28	1,425,000	1,491,440
WR Grace & Company-Conn
4.88% due 06/15/27[3]	1,241,000	1,281,581
Minerals Technologies, Inc.
5.00% due 07/01/28[3]	1,100,000	1,138,269
Reliance Steel & Aluminum Co.
2.15% due 08/15/30	810,000	792,543
Corporation Nacional del Cobre de Chile
3.75% due 01/15/31[3]	680,000	755,854
Alcoa Nederland Holding BV
5.50% due 12/15/27[3]	425,000	442,935
6.13% due 05/15/28[3]	225,000	237,094
Valvoline, Inc.
4.38% due 08/15/25	570,000	586,387
Steel Dynamics, Inc.
3.25% due 01/15/31	490,000	524,307
Total Basic Materials		21,553,717

Utilities - 0.9%
Cheniere Corpus Christi Holdings LLC
3.52% due 12/31/39†††	6,700,000	6,633,180
Puget Energy, Inc.
6.00% due 09/01/21	2,180,000	2,284,497
AES Corp.
3.95% due 07/15/30[3]	1,760,000	1,944,729
Arizona Public Service Co.
3.35% due 05/15/50	1,300,000	1,431,804
Black Hills Corp.
2.50% due 06/15/30	940,000	972,051

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
INVESTMENT GRADE BOND FUND

	Face Amount~	Value
Clearway Energy Operating LLC
4.75% due 03/15/28[3]	225,000	$232,312
Total Utilities		13,498,573

Total Corporate Bonds
(Cost $642,560,112)		681,003,072

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 22.3%
Government Agency - 12.8%
Uniform MBS 30 Year
2.00% due 12/14/21	73,300,000	75,520,770
Fannie Mae
2.00% due 09/01/50	5,150,000	5,167,809
2.43% due 01/01/30	4,500,000	4,841,596
3.60% due 03/01/31	4,000,000	4,686,866
2.55% due 12/01/29	3,000,000	3,279,989
2.20% due 11/01/27	2,600,000	2,781,022
4.17% due 02/01/49	2,000,000	2,516,265
3.59% due 02/01/29	2,025,000	2,308,647
2.81% due 09/01/39	2,000,000	2,272,930
3.09% due 10/01/29	2,000,000	2,245,481
3.11% due 04/01/30	1,955,908	2,198,223
2.40% due 03/01/40	2,000,000	2,178,536
2.39% due 02/01/27	2,000,000	2,173,868
2.30% due 11/01/29	2,000,000	2,173,191
2.46% due 01/01/30	2,000,000	2,167,832
due 12/25/43[7]	1,623,911	1,510,189
3.61% due 04/01/39	1,000,000	1,215,717
3.74% due 02/01/30	1,000,000	1,192,809
3.83% due 05/01/49	1,000,000	1,187,161
4.27% due 12/01/33	974,261	1,184,440
2.99% due 01/01/40	1,000,000	1,165,351
4.24% due 08/01/48	1,000,000	1,161,794
3.46% due 08/01/49	983,377	1,113,040
2.69% due 10/01/34	983,272	1,083,015
2.79% due 01/01/32	989,706	1,076,208
2.34% due 05/01/27	991,981	1,067,105
2.68% due 04/01/50	992,362	1,065,802
1.68% due 09/01/37	1,000,000	1,038,022
1.83% due 08/01/40	997,324	1,019,963
2.10% due 07/01/50	997,042	1,017,212
2.96% due 11/01/29	900,000	1,000,638
1.76% due 08/01/40	1,000,000	992,649
2.90% due 11/01/29	850,000	941,174
4.07% due 05/01/49	786,021	936,807
4.37% due 10/01/48	732,264	891,050
4.25% due 05/01/48	648,604	768,695
2.99% due 09/01/29	650,000	724,284
3.05% due 10/01/29	500,000	552,906
3.01% due 12/01/27	500,000	546,392
3.94% due 10/01/36	340,421	419,589
Freddie Mac Multifamily Structured Pass Through Certificates
2019-1513, 2.80% due 08/25/34	3,950,000	4,569,206
2017-KW03, 3.02% due 06/25/27	3,000,000	3,370,726
2020-KJ28, 2.31% due 10/25/27	1,850,000	2,005,495
2018-K073, 3.45% (WAC) due 01/25/28[6]	1,200,000	1,394,324
2019-KJ27, 2.59% due 03/25/25	1,150,000	1,229,584
2018-K078, 3.92% due 06/25/28	1,000,000	1,203,294
2018-K074, 3.60% due 02/25/28	1,000,000	1,174,091
2017-K066, 3.20% due 06/25/27	1,000,000	1,136,902
Uniform MBS 15 Year
1.50% due 10/19/21	11,500,000	11,766,835
Fannie Mae-Aces
2020-M23, 1.61% (WAC) due 03/25/35[6,8]	26,185,385	3,757,040
2020-M23, 1.74% due 03/25/35	3,220,000	3,330,414
2017-M11, 2.98% due 08/25/29	2,500,000	2,867,615
Freddie Mac
1.98% due 05/01/50	1,404,346	1,423,237
2018-4762, 4.00% due 01/15/46	1,000,000	1,055,405
Freddie Mac Seasoned Credit Risk Transfer Trust
2020-2, 2.00% due 11/25/59	1,941,058	1,999,458
Federal National Mortgage Association
2.11% due 10/01/50	1,900,000	1,938,415
Total Government Agency		185,607,078

Residential Mortgage Backed Securities - 7.2%
FKRT
5.47% due 07/03/23†††,5	10,592,112	10,687,441
New Residential Advance Receivables Trust Advance Receivables Backed
2019-T4, 2.33% due 10/15/51[3]	3,750,000	3,776,918
2019-T5, 2.43% due 10/15/51[3]	3,000,000	2,987,580
Verus Securitization Trust
2020-1, 2.42% due 01/25/60[3,9]	2,108,760	2,153,494
2019-4, 2.64% due 11/25/59[3,9]	1,662,762	1,695,397
2019-4, 2.85% due 11/25/59[3,9]	1,540,170	1,574,825
Cascade Funding Mortgage Trust
2018-RM2, 4.00% (WAC) due 10/25/68[5,6]	3,504,349	3,635,067
2019-RM3, 2.80% (WAC) due 06/25/69[5,6]	866,732	868,452
CIM Trust
2018-R4, 4.07% (WAC) due 12/26/57[3,6]	2,144,956	2,215,333
2018-R2, 3.69% (WAC) due 08/25/57[3,6]	2,181,478	2,184,868
Starwood Mortgage Residential Trust
2019-1, 2.94% (WAC) due 06/25/49[3,6]	1,068,701	1,085,875
2020-1, 2.41% (WAC) due 02/25/50[3,6]	924,890	940,922
2020-1, 2.56% (WAC) due 02/25/50[3,6]	924,890	939,280
2020-1, 2.28% (WAC) due 02/25/50[3,6]	822,522	837,575
BRAVO Residential Funding Trust
2019-NQM1, 2.67% (WAC) due 07/25/59[3,6]	1,732,511	1,767,990
2019-NQM2, 2.75% (WAC) due 11/25/59[3,6]	1,452,703	1,477,903
IXIS Real Estate Capital Trust
2007-HE1, 0.31% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 05/25/37[6]	6,332,574	2,235,432
2006-HE1, 0.75% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.30%) due 03/25/36[6]	1,478,517	977,790
GSAMP Trust
2006-HE8, 0.38% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 01/25/37[6]	2,500,000	2,132,202

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
INVESTMENT GRADE BOND FUND

	Face Amount~	Value
2007-NC1, 0.28% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 12/25/46[6]	1,656,205	$1,068,255
CSMC Trust
2018-RPL9, 3.85% (WAC) due 09/25/57[3,6]	2,032,155	2,182,472
2020-NQM1, 1.72% due 05/25/65[3,9]	1,000,000	999,985
GSAA Home Equity Trust
2005-6, 0.58% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 06/25/35[6]	3,069,159	3,080,161
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W2, 0.64% (1 Month USD LIBOR + 0.49%, Rate Floor: 0.49%) due 10/25/35[6]	2,000,000	1,974,516
2005-W4, 0.53% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 02/25/36[6]	1,171,402	1,065,230
New Residential Mortgage Loan Trust
2018-2A, 3.50% (WAC) due 02/25/58[3,6]	1,281,830	1,353,905
2019-6A, 3.50% (WAC) due 09/25/59[3,6]	862,093	910,050
2018-1A, 4.00% (WAC) due 12/25/57[3,6]	597,581	645,137
NovaStar Mortgage Funding Trust Series
2007-2, 0.35% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37[6]	1,813,810	1,730,279
2007-1, 0.28% (1 Month USD LIBOR + 0.13%, Rate Cap/Floor: 11.00%/0.13%) due 03/25/37[6]	1,331,097	980,033
RALI Series Trust
2006-QO10, 0.31% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 01/25/37[6]	2,120,862	1,994,395
2006-QO2, 0.37% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 02/25/46[6]	1,699,729	479,512
Homeward Opportunities Fund I Trust
2019-3, 2.68% (WAC) due 11/25/59[3,6]	1,495,219	1,516,505
2019-2, 2.70% (WAC) due 09/25/59[3,6]	926,160	935,562
Home Equity Loan Trust
2007-FRE1, 0.34% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[6]	2,586,794	2,427,221
Securitized Asset Backed Receivables LLC Trust
2006-WM4, 0.27% (1 Month USD LIBOR + 0.12%, Rate Floor: 0.12%) due 11/25/36[6]	5,835,717	2,336,823
Soundview Home Loan Trust
2006-OPT5, 0.29% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[6]	2,346,907	2,274,441
Citigroup Mortgage Loan Trust, Inc.
2007-AMC1, 0.31% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 12/25/36[3,6]	1,812,137	1,256,102
2019-IMC1, 2.72% (WAC) due 07/25/49[3,6]	960,802	976,876
HarborView Mortgage Loan Trust
2006-12, 0.35% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 01/19/38[6]	1,586,899	1,431,013
2006-14, 0.31% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/47[6]	784,289	701,218
Lehman XS Trust Series
2007-4N, 0.35% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 03/25/47[6]	2,172,340	2,108,761
JP Morgan Mortgage Acquisition Trust
2006-WMC4, 0.27% (1 Month USD LIBOR + 0.12%, Rate Floor: 0.12%) due 12/25/36[6]	2,977,987	1,925,235
Angel Oak Mortgage Trust
2020-1, 2.77% (WAC) due 12/25/59[3,6]	1,754,393	1,753,082
2017-3, 2.71% (WAC) due 11/25/47[3,6]	112,816	112,958
Residential Mortgage Loan Trust
2020-1, 2.38% (WAC) due 02/25/24[3,6]	899,183	912,236
2020-1, 2.68% (WAC) due 02/25/24[3,6]	899,183	910,510
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes
2019-T1, 2.24% due 10/15/51[3]	1,500,000	1,500,630
SG Residential Mortgage Trust
2019-3, 2.70% (WAC) due 09/25/59[3,6]	1,466,455	1,482,947
American Home Mortgage Investment Trust
2007-1, 2.08% due 05/25/47[8]	8,139,492	1,354,444
LSTAR Securities Investment Limited
2019-5, 1.66% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 11/01/24[3,6]	1,375,335	1,353,787
Alternative Loan Trust
2007-OA4, 0.32% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 05/25/47[6]	1,342,086	1,223,861
ACE Securities Corporation Home Equity Loan Trust Series
2006-NC1, 0.76% (1 Month USD LIBOR + 0.62%, Rate Floor: 0.41%) due 12/25/35[6]	1,250,000	1,173,123
Long Beach Mortgage Loan Trust
2006-6, 0.40% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 07/25/36[6]	2,008,188	1,079,536
Park Place Securities Incorporated Asset Backed Pass Through Certificates Ser
2005-WHQ3, 1.09% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.63%) due 06/25/35[6]	1,000,000	992,624
Securitized Asset Backed Receivables LLC Trust
2006-HE2, 0.30% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 07/25/36[6]	1,698,795	978,853
GS Mortgage-Backed Securities Trust 2020-NQM1
2020-NQM1, 1.79% (WAC) due 09/27/60[3,6]	966,315	968,576

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
INVESTMENT GRADE BOND FUND

	Face Amount~	Value
Asset Backed Securities Corporation Home Equity Loan Trust Series AEG
2006-HE1, 0.55% (1 Month USD LIBOR + 0.40%, Rate Floor: 0.40%) due 01/25/36[6]	1,000,000	$954,495
Merrill Lynch Alternative Note Asset Trust Series
2007-A1, 0.30% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/37[6]	1,955,002	918,066
Structured Asset Investment Loan Trust
2005-11, 0.87% (1 Month USD LIBOR + 0.72%, Rate Floor: 0.36%) due 01/25/36[6]	908,815	890,946
Legacy Mortgage Asset Trust
2018-GS3, 4.00% due 06/25/58[3,9]	700,344	705,772
Nationstar HECM Loan Trust
2019-2A, 2.27% (WAC) due 11/26/29[5,6]	611,979	613,558
Bear Stearns Asset Backed Securities I Trust
2006-HE9, 0.29% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 11/25/36[6]	634,266	603,118
Deephaven Residential Mortgage Trust
2019-3A, 2.96% (WAC) due 07/25/59[3,6]	585,664	593,700
Structured Asset Securities Corporation Mortgage Loan Trust
2006-BC4, 0.32% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 12/25/36[6]	589,532	577,054
LSTAR Securities Investment Trust
2019-1, 1.86% (1 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 03/01/24[3,6]	541,530	536,179
Deutsche Alt-A Securities Mortgage Loan Trust Series
2007-OA2, 1.79% (1 Year CMT Rate + 0.77%, Rate Floor: 0.77%) due 04/25/47[6]	536,196	487,777
CSMC Series
2015-12R, 0.68% (WAC) due 11/30/37[3,6]	452,307	450,394
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 1.86% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46[6]	369,179	302,965
MASTR Adjustable Rate Mortgages Trust
2003-5, 2.31% (WAC) due 11/25/33[6]	320,752	299,339
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	91,633	96,480
GreenPoint Mortgage Funding Trust
2007-AR1, 0.23% (1 Month USD LIBOR + 0.08%, Rate Floor: 0.08%) due 02/25/47†††,6	1	1
Total Residential Mortgage Backed Securities		104,355,042

Commercial Mortgage Backed Securities - 1.2%
GB Trust
2020-FLIX, 1.75% (1 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 08/15/37[3,6]	2,000,000	2,004,876
GS Mortgage Securities Corporation Trust
2020-UPTN, 3.25% (WAC) due 02/10/37[3,6]	1,000,000	970,194
2020-DUNE, 1.50% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 12/15/36[3,6]	1,000,000	939,498
GS Mortgage Securities Trust
2020-GC45, 0.68% (WAC) due 02/13/53[6,8]	18,985,173	960,033
2019-GC42, 0.81% (WAC) due 09/01/52[6,8]	14,963,314	892,882
BENCHMARK Mortgage Trust
2019-B14, 0.92% (WAC) due 12/15/62[6,8]	19,940,796	1,039,446
2018-B6, 0.59% (WAC) due 10/10/51[6,8]	31,286,305	780,700
COMM Mortgage Trust
2015-CR24, 0.91% (WAC) due 08/10/48[6,8]	45,235,863	1,411,906
2015-CR26, 1.08% (WAC) due 10/10/48[6,8]	9,169,946	350,437
Citigroup Commercial Mortgage Trust
2019-GC43, 0.75% (WAC) due 11/10/52[6,8]	19,973,517	952,557
2016-GC37, 1.90% (WAC) due 04/10/49[6,8]	3,663,501	268,449
2016-C2, 1.90% (WAC) due 08/10/49[6,8]	2,416,283	191,708
2016-P5, 1.65% (WAC) due 10/10/49[6,8]	1,920,778	119,074
GRACE Mortgage Trust
2014-GRCE, 3.37% due 06/10/28[3]	1,000,000	1,006,081
Bancorp Commercial Mortgage Trust
2018-CR3, 1.40% (1 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 01/15/33[3,6]	856,343	844,381
CSAIL Commercial Mortgage Trust
2019-C15, 1.21% (WAC) due 03/15/52[6,8]	12,459,323	835,338
SG Commercial Mortgage Securities Trust
2016-C5, 2.13% (WAC) due 10/10/48[6,8]	9,553,831	704,552
UBS Commercial Mortgage Trust
2017-C2, 1.23% (WAC) due 08/15/50[6,8]	11,075,432	623,117
JPMDB Commercial Mortgage Securities Trust
2016-C2, 1.82% (WAC) due 06/15/49[6,8]	8,659,568	469,482
Morgan Stanley Capital I Trust
2016-UB11, 1.72% (WAC) due 08/15/49[6,8]	7,215,129	452,274
GE Business Loan Trust
2007-1A, 0.32% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 04/15/35[3,6]	361,624	361,624
Wells Fargo Commercial Mortgage Trust
2016-NXS5, 1.65% (WAC) due 01/15/59[6,8]	3,963,571	236,133
2016-C37, 1.12% (WAC) due 12/15/49[6,8]	3,702,085	124,942
CFCRE Commercial Mortgage Trust
2016-C3, 1.16% (WAC) due 01/10/48[6,8]	5,699,723	257,260
CD Mortgage Trust
2016-CD1, 1.53% (WAC) due 08/10/49[6,8]	2,495,215	151,326
KREF Funding V LLC
0.15% due 06/25/26†††,8	21,818,182	25,898
Total Commercial Mortgage Backed Securities		16,974,168

Military Housing - 1.1%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 3.48% (WAC) due 11/25/55[3,6]	7,152,659	8,375,895
2015-R1, 4.11% (WAC) due 11/25/52[3,6]	2,051,915	2,340,382
2015-R1, 0.52% (WAC) due 11/25/55[3,6,8]	10,468,461	751,222

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
INVESTMENT GRADE BOND FUND

	Face Amount~	Value
Capmark Military Housing Trust
2006-RILY, 6.15% due 07/10/51[3]	2,318,759	$2,613,513
2007-ROBS, 6.06% due 10/10/52[3]	466,258	557,314
2007-AETC, 5.75% due 02/10/52[3]	275,385	320,318
GMAC Commercial Mortgage Asset Corp.
2007-HCKM, 6.11% due 08/10/52[3]	1,466,607	1,720,721
Total Military Housing		16,679,365

Total Collateralized Mortgage Obligations
(Cost $314,898,273)		323,615,653

ASSET-BACKED SECURITIES†† - 16.1%
Collateralized Loan Obligations - 8.7%
KREF Funding V LLC
1.90% due 06/25/26	8,000,000	7,667,441
BXMT Ltd.
2020-FL2, 1.05% (1 Month USD LIBOR + 0.90%, Rate Floor: 0.90%) due 02/16/37[3,6]	4,250,000	4,170,247
2020-FL2, 1.55% (1 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 02/16/37[3,6]	2,000,000	1,955,020
2020-FL2, 1.30% (1 Month USD LIBOR + 1.15%, Rate Floor: 1.15%) due 02/16/37[3,6]	1,500,000	1,470,104
Midocean Credit CLO VII
2020-7A, 1.32% (3 Month USD LIBOR + 1.04%, Rate Floor: 0.00%) due 07/15/29[3,6]	3,000,000	2,973,242
2020-7A, 1.88% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 07/15/29[3,6]	2,000,000	1,949,828
2020-7A, 1.73% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 07/15/29[3,6]	1,000,000	995,683
Palmer Square Loan Funding Ltd.
2018-4A, 1.18% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 11/15/26[3,6]	3,252,907	3,246,224
2019-3A, 1.10% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 08/20/27[3,6]	1,174,757	1,172,439
2018-4A, 1.73% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/15/26[3,6]	1,000,000	979,101
LoanCore Issuer Ltd.
2019-CRE2, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/36[3,6]	2,900,000	2,841,778
2018-CRE1, 1.28% (1 Month USD LIBOR + 1.13%, Rate Floor: 1.13%) due 05/15/28[3,6]	1,296,984	1,290,534
2018-CRE1, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/28[3,6]	1,000,000	991,299
Parliament Funding II Ltd.
2020-1A, 2.76% (3 Month USD LIBOR + 2.45%, Rate Floor: 2.45%) due 08/12/30[3,6]	4,000,000	3,963,758
2020-1A, 3.51% (3 Month USD LIBOR + 3.20%, Rate Floor: 3.20%) due 08/12/30[3,6]	1,000,000	986,791
Venture XIV CLO Ltd.
2020-14A, 1.29% (3 Month USD LIBOR + 1.03%, Rate Floor: 1.03%) due 08/28/29[3,6]	4,250,000	4,211,833
Golub Capital Partners CLO Ltd.
2018-36A, 1.55% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31[3,6]	4,100,000	4,022,540
GoldenTree Loan Management US CLO 1 Ltd.
2020-1A, 1.22% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 04/20/29[3,6]	3,000,000	2,989,728
2020-1A, 1.72% (3 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 04/20/29[3,6]	1,000,000	978,876
THL Credit Wind River CLO Ltd.
2017-2A, 1.15% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 10/15/27[3,6]	2,778,547	2,765,198
2019-1A, 1.16% (3 Month USD LIBOR + 0.88%, Rate Floor: 0.00%) due 01/15/26[3,6]	493,960	493,075
Wellfleet CLO Ltd.
2020-2A, 1.33% (3 Month USD LIBOR + 1.06%, Rate Floor: 0.00%) due 10/20/29[3,6]	3,250,000	3,207,087
Whitebox CLO II Ltd.
2020-2A, 1.99% (3 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 10/24/31[3,6]	2,000,000	2,006,423
2020-2A, 2.49% (3 Month USD LIBOR + 2.25%, Rate Floor: 0.00%) due 10/24/31[3,6]	1,000,000	1,001,997
Denali Capital CLO XI Ltd.
2018-1A, 1.40% (3 Month USD LIBOR + 1.13%, Rate Floor: 0.00%) due 10/20/28[3,6]	3,000,000	2,984,652
GPMT Ltd.
2019-FL2, 1.46% (1 Month USD LIBOR + 1.30%, Rate Floor: 1.30%) due 02/22/36[3,6]	2,000,000	1,982,597
2019-FL2, 2.06% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 02/22/36[3,6]	1,000,000	985,004
NXT Capital CLO LLC
2017-1A, 1.97% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 04/20/29[3,6]	1,800,000	1,787,783

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
INVESTMENT GRADE BOND FUND

	Face Amount~	Value
2018-1A, 1.87% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 04/21/27[3,6]	1,000,000	$999,852
Lake Shore MM CLO III LLC
2020-1A, (3 Month USD LIBOR + 2.30%, Rate Floor: 2.30%) due 10/15/29[3,6]	2,750,000	2,754,586
Crown Point CLO III Ltd.
2017-3A, 1.73% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 12/31/27[3,6]	2,000,000	1,976,002
2017-3A, 1.19% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 12/31/27[3,6]	536,711	534,376
Marathon CLO V Ltd.
2017-5A, 1.12% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27[3,6]	1,538,840	1,526,158
2017-5A, 1.70% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/21/27[3,6]	1,000,000	982,465
KREF Ltd.
2018-FL1, 1.25% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 06/15/36[3,6]	2,500,000	2,481,071
BDS Ltd.
2020-FL5, 1.50% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 02/16/37[3,6]	1,000,000	978,692
2020-FL5, 1.95% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 02/16/37[3,6]	1,000,000	972,612
2018-FL2, 1.10% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 08/15/35[3,6]	468,976	466,050
Venture XII CLO Ltd.
2018-12A, 1.06% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 02/28/26[3,6]	1,199,812	1,190,887
2018-12A, 1.46% (3 Month USD LIBOR + 1.20%, Rate Floor: 1.20%) due 02/28/26[3,6]	1,000,000	973,143
MP CLO VIII Ltd.
2018-2A, 1.16% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 10/28/27[3,6]	2,051,630	2,041,507
Golub Capital Partners CLO 16 Ltd.
2017-16A, 2.10% (3 Month USD LIBOR + 1.85%, Rate Floor: 0.00%) due 07/25/29[3,6]	2,000,000	1,970,201
Shackleton CLO Ltd.
2018-6RA, 1.29% (3 Month USD LIBOR + 1.02%, Rate Floor: 1.02%) due 07/17/28[3,6]	1,961,591	1,956,188
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 1.58% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[3,6]	2,000,000	1,945,437
Cerberus Loan Funding XVII Ltd.
2016-3A, 2.81% (3 Month USD LIBOR + 2.53%, Rate Floor: 0.00%) due 01/15/28[3,6]	2,000,000	1,909,168
NewStar Clarendon Fund CLO LLC
2019-1A, 1.55% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 01/25/27[3,6]	1,893,339	1,884,819
KVK CLO Ltd.
2018-1A, 1.18% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.00%) due 05/20/29[3,6]	957,134	948,480
2017-1A, 1.17% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 01/14/28[3,6]	933,512	929,095
Newfleet CLO Ltd.
2018-1A, 1.22% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 04/20/28[3,6]	1,870,326	1,857,817
Hunt CRE Ltd.
2018-FL2, 1.23% (1 Month USD LIBOR + 1.08%, Rate Floor: 1.08%) due 08/15/28[3,6]	1,750,000	1,727,461
Carlyle Global Market Strategies CLO Ltd.
2018-2A, 1.03% (3 Month USD LIBOR + 0.78%, Rate Floor: 0.00%) due 04/27/27[3,6]	1,723,011	1,710,231
Canyon CLO Ltd.
2020-1A, 3.15% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 07/15/28[3,6]	1,500,000	1,499,976
OCP CLO Ltd.
2020-4A, 1.71% (3 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 04/24/29[3,6]	1,500,000	1,459,498
STWD Ltd.
2019-FL1, 1.75% (1 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 07/15/38[3,6]	1,000,000	983,704
2019-FL1, 1.55% (1 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 07/15/38[3,6]	400,000	394,021
Halcyon Loan Advisors Funding Ltd.
2017-3A, 1.17% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 10/18/27[3,6]	1,330,745	1,322,512
610 Funding CLO 3 Ltd.
2018-3A, 1.52% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/17/28[3,6]	1,300,000	1,296,928

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
INVESTMENT GRADE BOND FUND

	Face Amount~	Value
Owl Rock CLO IV Ltd.
2020-4A, 3.17% (3 Month USD LIBOR + 2.62%, Rate Floor: 2.62%) due 05/20/29[3,6]	1,250,000	$1,248,448
Voya CLO Ltd.
2020-1A, 1.34% (3 Month USD LIBOR + 1.06%, Rate Floor: 1.06%) due 04/15/31[3,6]	1,250,000	1,238,298
Mountain View CLO Ltd.
2018-1A, 1.08% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 10/15/26[3,6]	1,084,741	1,077,962
Apres Static CLO 2 Ltd.
2020-1A, 4.18% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 04/15/28[3,6]	1,000,000	1,000,306
TCP Waterman CLO Ltd.
2016-1A, 2.30% (3 Month USD LIBOR + 2.05%, Rate Floor: 0.00%) due 12/15/28[3,6]	1,000,000	999,995
FDF I Ltd.
2015-1A, 4.40% due 11/12/30[3]	1,000,000	991,814
THL Credit Lake Shore MM CLO I Ltd.
2019-1A, 1.98% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 04/15/30[3,6]	1,000,000	991,296
FDF II Ltd.
2016-2A, 4.29% due 05/12/31[3]	1,000,000	991,111
MONROE CAPITAL BSL CLO Ltd.
2017-1A, 2.01% (3 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 05/22/27[3,6]	1,000,000	989,037
Diamond CLO Ltd.
2018-1A, 1.76% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 07/22/30[3,6]	1,000,000	988,073
Owl Rock CLO I Ltd.
2019-1A, 2.05% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 05/20/31[3,6]	1,000,000	986,908
Northwoods Capital XII-B Ltd.
2018-12BA, 2.10% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 06/15/31[3,6]	1,000,000	979,038
NewStar Fairfield Fund CLO Ltd.
2018-2A, 1.54% (3 Month USD LIBOR + 1.27%, Rate Floor: 1.27%) due 04/20/30[3,6]	989,329	965,124
BSPRT Issuer Ltd.
2018-FL3, 1.20% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 03/15/28[3,6]	845,525	840,772
Dryden 37 Senior Loan Fund
2015-37A, due 01/15/31[3,10]	1,000,000	815,223
Golub Capital Partners CLO 17 Ltd.
2017-17A, 1.90% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/25/30[3,6]	750,000	741,955
Cerberus Loan Funding XXVI, LP
2019-1A, 2.03% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 04/15/31[3,6]	750,000	740,627
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 1.83% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[3,6]	636,000	630,464
Avery Point V CLO Ltd.
2017-5A, 1.25% (3 Month USD LIBOR + 0.98%, Rate Floor: 0.00%) due 07/17/26[3,6]	371,242	370,701
Treman Park CLO Ltd.
2015-1A, due 10/20/28[3,10]	500,000	359,629
Monroe Capital CLO Ltd.
2017-1A, 1.61% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/22/26[3,6]	242,022	241,503
Copper River CLO Ltd.
2007-1A, due 01/20/21[5,10]	700,000	20,020
Babson CLO Ltd.
2014-IA, due 07/20/25[3,10]	650,000	17,550
Total Collateralized Loan Obligations		125,969,073

Financial - 2.7%
Station Place Securitization Trust
2020-9, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 02/15/21†††,5,6	13,000,000	13,000,000
2020-7, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 12/24/20†††,5,6	10,200,000	10,200,000
2020-12, 1.66% (1 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 06/09/21[3,6]	2,250,000	2,250,000
2020-WL1, 2.90% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 06/25/51†††,5,6	1,000,000	1,000,000
Aesf Vi Verdi LP
2.15% due 11/25/24†††	EUR 5,000,000	5,828,897
Strategic Partners Fund VIII LP
3.16% due 03/10/25	3,500,000	3,552,305
Oxford Finance Funding
2020-1A, 3.10% due 02/15/28[3]	1,500,000	1,523,687
Madison Avenue Secured Funding Trust
2019-1, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 11/11/20†††,5,6	1,300,000	1,300,000
Nassau LLC
2019-1, 3.98% due 08/15/34[3]	1,112,302	1,132,118
Total Financial		39,787,007

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
INVESTMENT GRADE BOND FUND

	Face Amount~	Value
Transport-Aircraft - 1.1%
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[3]	2,869,496	$2,668,826
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[3]	1,414,050	1,320,114
2017-1, 3.97% due 07/15/42	1,350,431	1,215,959
AASET Trust
2020-1A, 3.35% due 01/16/40[3]	1,941,403	1,788,839
2017-1A, 3.97% due 05/16/42[3]	419,010	378,813
MAPS Ltd.
2018-1A, 4.21% due 05/15/43[3]	2,070,159	1,904,955
Sapphire Aviation Finance II Ltd.
2020-1A, 3.23% due 03/15/40[3]	2,062,287	1,859,571
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[3]	1,918,146	1,769,666
WAVE LLC
2019-1, 3.60% due 09/15/44[3]	946,388	877,841
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[3]	765,343	639,791
Falcon Aerospace Ltd.
2017-1, 4.58% due 02/15/42[3]	494,516	445,428
Raspro Trust
2005-1A, 1.11% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24[3,6]	443,606	430,297
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48[5]	422,684	360,210
Total Transport-Aircraft		15,660,310

Infrastructure - 0.9%
SBA Tower Trust
2.33% due 01/15/28[3]	9,250,000	9,393,476
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 3.97% due 06/15/48[3]	1,056,192	1,081,346
Vantage Data Centers Issuer LLC
2018-1A, 4.07% due 02/16/43[3]	974,167	1,007,687
Diamond Issuer LLC
2020-1A, 2.74% due 07/20/50†††,3	1,000,000	997,819
Total Infrastructure		12,480,328

Net Lease - 0.8%
Capital Automotive REIT
2020-1A, 3.81% due 02/15/50[3]	2,250,000	2,338,854
2020-1A, 3.48% due 02/15/50[3]	1,250,000	1,298,732
Capital Automotive LLC
2017-1A, 3.87% due 04/15/47[3]	2,815,825	2,820,962
STORE Master Funding I-VII
2016-1A, 3.96% due 10/20/46[3]	2,687,779	2,741,650
STORE Master Funding LLC
2014-1A, 5.00% due 04/20/44[3]	1,452,500	1,526,663
CF Hippolyta LLC
2020-1, 2.28% due 07/15/60[3]	750,000	763,100
2020-1, 2.60% due 07/15/60[3]	250,000	253,813
Total Net Lease		11,743,774

Transport-Container - 0.8%
Textainer Marine Containers VII Ltd.
2020-1A, 2.73% due 08/21/45[3]	4,610,902	4,712,684
CAL Funding IV Ltd.
2020-1A, 2.22% due 09/25/45[3]	2,000,000	2,006,357
CLI Funding VI LLC
2020-1A, 2.08% due 09/18/45[3]	2,000,000	1,993,128
Global SC Finance II SRL
2014-1A, 3.19% due 07/17/29[3]	1,341,667	1,363,762
Textainer Marine Containers VIII Ltd.
2020-2A, 2.10% due 09/20/45[3]	1,000,000	1,000,642
Cronos Containers Program Ltd.
2013-1A, 3.08% due 04/18/28[3]	465,000	464,789
Total Transport-Container		11,541,362

Whole Business - 0.7%
Arbys Funding LLC
2020-1A, 3.24% due 07/30/50[3]	6,750,000	6,941,092
Wendy’s Funding LLC
2019-1A, 3.78% due 06/15/49[3]	1,221,875	1,295,615
2015-1A, 4.50% due 06/15/45[3]	427,500	436,435
Domino’s Pizza Master Issuer LLC
2017-1A, 1.50% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/25/47[3,6]	972,500	972,831
Applebee’s Funding LLC / IHOP Funding LLC
2019-1A, 4.72% due 06/07/49[3]	1,000,000	867,260
Total Whole Business		10,513,233

Collateralized Debt Obligations - 0.3%
Anchorage Credit Funding Ltd.
2016-4A, 3.50% due 02/15/35[3]	3,750,000	3,634,315
2016-3A, 3.85% due 10/28/33[3]	1,000,000	999,252
Putnam Structured Product Funding Ltd.
2003-1A, 1.16% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 10/15/38[3,6]	106,497	105,769
Total Collateralized Debt Obligations		4,739,336

Diversified Payment Rights - 0.1%
Bib Merchant Voucher Receivables Ltd.
4.18% due 04/07/28†††	1,000,000	1,048,853

Insurance - 0.0%
Chesterfield Financial Holdings LLC
2014-1A, 4.50% due 12/15/34[3]	357,750	367,628
Total Asset-Backed Securities
(Cost $234,761,263)		233,850,904

U.S. GOVERNMENT SECURITIES†† - 6.5%
U.S. Treasury Notes
0.25% due 06/30/25	35,000,000	34,987,695
1.63% due 10/31/26	15,753,000	16,934,475
0.25% due 05/31/25	11,000,000	11,001,289
0.50% due 03/31/25	5,030,000	5,088,356
1.50% due 09/30/24	1,192,000	1,253,230

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
INVESTMENT GRADE BOND FUND

	Face Amount~	Value
U.S. Treasury Strips
due 02/15/50[7,11,12]	38,802,000	$24,934,646
Total U.S. Government Securities
(Cost $93,981,458)		94,199,691

FEDERAL AGENCY BONDS†† - 4.0%
Residual Funding Corporation Principal Strips
due 04/15/30[7,12]	7,530,000	6,725,874
due 01/15/30[7,12]	6,645,000	5,975,035
Fannie Mae Principal Strips
due 07/15/37[7,12,13,14]	13,000,000	9,684,363
due 08/06/38[7,12]	250,000	182,970
Freddie Mac Principal Strips
due 07/15/32[7,12,14]	10,550,000	8,943,958
Tennessee Valley Authority Principal Strips
due 01/15/48[7,12]	9,700,000	5,081,452
due 01/15/38[7,12]	4,000,000	2,859,180
due 06/15/35[7,12]	1,583,000	1,229,225
due 12/15/42[7,12]	1,600,000	996,779
Federal Farm Credit Bank Funding Corp.
3.51% due 06/11/40	3,300,000	4,188,640
2.43% due 01/29/37	3,000,000	3,387,439
2.70% due 01/30/45	1,053,000	1,198,131
2.88% due 10/01/40	350,000	406,293
Tennessee Valley Authority
4.25% due 09/15/65	1,300,000	1,977,552
5.38% due 04/01/56	600,000	1,026,682
due 01/15/28[12]	150,000	138,050
Freddie Mac
due 01/02/34[12]	1,850,000	1,524,437
due 09/15/36[12]	300,000	227,163
U.S. International Development Finance Corp.
due 01/17/26[12]	800,000	874,498
1.79% due 10/15/29	600,000	632,890
Total Federal Agency Bonds
(Cost $48,802,166)		57,260,611

SENIOR FLOATING RATE INTERESTS††,6 - 3.2%
Consumer, Non-cyclical - 0.6%
US Foods, Inc.
4.25% (6 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 04/24/25	3,478,125	3,391,172
Bombardier Recreational Products, Inc.
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 05/24/27	3,300,000	3,326,136
Dole Food Company, Inc.
3.75% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 04/06/24	665,940	655,258
Packaging Coordinators Midco, Inc.
5.00% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 06/30/23	493,933	492,081
Elanco Animal Health, Inc.
1.91% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 08/02/27	390,643	379,248
Callaway Golf Company
4.65% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 01/02/26	200,000	200,166
Total Consumer, Non-cyclical		8,444,061

Consumer, Cyclical - 0.6%
CHG Healthcare Services, Inc.
4.00% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 06/07/23	3,037,911	2,982,591
Samsonite IP Holdings SARL
5.50% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 04/25/25	2,443,875	2,379,723
BGIS (BIFM CA Buyer, Inc.)
3.76% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/01/26	2,145,844	2,108,292
Bojangles, Inc.
7.00% (Commercial Prime Lending Rate + 3.75%, Rate Floor: 3.75%) due 01/28/26	465,705	463,180
Packers Sanitation Services, Inc.
4.00% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 12/04/24	99,488	97,499
Whatabrands, LLC
2.91% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 07/31/26	99,499	97,182
Total Consumer, Cyclical		8,128,467

Industrial - 0.5%
Delta Air Lines, Inc.
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 05/01/23	2,493,750	2,487,516
Mileage Plus Holdings LLC
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27	1,950,000	1,980,342
Vertical (TK Elevator)
4.57% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 07/30/27	850,000	841,959
TransDigm, Inc.
2.25% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 12/09/25	887,764	837,827
Charter Nex US, Inc.
3.75% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 05/16/24	797,135	776,545
Berlin Packaging LLC
3.16% (1 Month USD LIBOR + 3.00% and 3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 11/07/25	298,854	289,330
Diversitech Holdings, Inc.
4.00% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 06/03/24	249,100	244,429
Beacon Roofing Supply, Inc.
2.40% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 01/02/25	248,724	240,551

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
INVESTMENT GRADE BOND FUND

	Face Amount~	Value
CPG International LLC
4.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 05/06/24	58,070	$57,823
Total Industrial		7,756,322

Financial - 0.5%
Citadel Securities LP
2.90% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 02/27/26	1,950,000	1,936,604
Jeffries Finance LLC
due 09/27/27	1,400,000	1,386,000
USI, Inc.
4.50% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 12/02/26	1,200,000	1,185,996
AmWINS Group, Inc.
3.75% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 01/25/24	900,000	890,793
Cross Financial Corp.
5.50% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 09/15/27	800,000	796,000
Virtu Financial, Inc.
3.15% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/01/26	780,998	774,898
Alliant Holdings Intermediate LLC
2.90% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 05/09/25	498,724	483,703
Jane Street Group LLC
3.15% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 01/31/25	249,372	247,035
Ryan Specialty Group LLC
4.00% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 09/01/27	50,000	49,469
Total Financial		7,750,498

Basic Materials - 0.4%
GrafTech Finance, Inc.
4.50% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 02/12/25	2,193,659	2,162,575
Illuminate Buyer LLC
4.15% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 06/30/27	1,850,000	1,832,665
LSF11 Skyscraper HoldCo SARL
5.50% (1 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 08/09/27	1,500,000	1,485,000
PQ Corp.
4.00% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 02/08/27	600,000	596,400
Total Basic Materials		6,076,640

Communications - 0.4%
UPC Financing Partnership
3.50% due 01/31/29	3,050,000	2,955,450
Xplornet Communications Inc.
4.90% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 06/10/27	1,246,875	1,221,164
T-Mobile USA, Inc.
3.15% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 04/01/27	748,125	746,988
Alchemy Copyrights LLC
4.00% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 08/16/27	400,000	399,000
Liberty Cablevision of Puerto Rico LLC
5.15% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 10/15/26	150,000	149,688
Radiate Holdco, LLC
4.25% due 09/25/26	150,000	147,188
Total Communications		5,619,478

Technology - 0.2%
Solera LLC
2.94% (2 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 03/03/23	1,895,039	1,853,462
RP Crown Parent LLC (Blue Yonder)
4.00% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 02/02/26	798,000	787,027
Navicure, Inc.
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 10/22/26	300,000	297,000
Cologix Holdings, Inc.
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 03/20/24	150,000	146,313
Total Technology		3,083,802

Total Senior Floating Rate Interests
(Cost $46,418,559)		46,859,268

MUNICIPAL BONDS†† - 1.5%
California - 0.5%
State of California General Obligation Unlimited
7.55% due 04/01/39	700,000	1,224,734
7.35% due 11/01/39	650,000	1,074,073
Newport Mesa Unified School District General Obligation Unlimited
due 08/01/44[12]	2,000,000	890,060
due 08/01/41[12]	1,540,000	783,968
due 08/01/46[12]	750,000	305,963
San Dieguito Union High School District General Obligation Unlimited
2.68% due 08/01/36	1,000,000	1,046,520
Beverly Hills Unified School District California General Obligation Unlimited
due 08/01/39[12]	1,410,000	747,737
Hillsborough City School District General Obligation Unlimited
due 09/01/36[12]	1,000,000	634,210
Cypress School District General Obligation Unlimited
due 08/01/48[12]	1,000,000	396,480

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
INVESTMENT GRADE BOND FUND

	Face Amount~	Value
Hanford Joint Union High School District General Obligation Unlimited
due 08/01/39[12]	500,000	$259,390
Total California		7,363,135

Texas - 0.3%
City of Dallas Texas Waterworks & Sewer System Revenue Bonds
2.77% due 10/01/40	2,300,000	2,403,477
Grand Parkway Transportation Corp. Revenue Bonds
3.31% due 10/01/49	1,500,000	1,555,560
Dallas/Fort Worth International Airport Revenue Bonds
2.92% due 11/01/50	1,000,000	994,820
Total Texas		4,953,857

New York - 0.3%
Westchester County Local Development Corp. Revenue Bonds
3.85% due 11/01/50	2,700,000	2,715,093
New York Power Authority Revenue Bonds
2.82% due 11/15/39	1,000,000	1,073,080
4.00% due 11/15/45	740,000	865,874
Total New York		4,654,047

Idaho - 0.1%
Boise State University Revenue Bonds
3.06% due 04/01/40	1,150,000	1,181,073

Colorado - 0.1%
University of Colorado Revenue Bonds
2.81% due 06/01/48	1,000,000	1,020,970

Mississippi - 0.1%
University of Mississippi Medical Center Educational Building Corp. Revenue Bonds
2.92% due 06/01/41	1,000,000	1,000,000

Alabama - 0.1%
Auburn University Revenue Bonds
2.68% due 06/01/50	1,000,000	985,900

Illinois - 0.0%
State of Illinois General Obligation Unlimited
5.65% due 12/01/38	500,000	591,985
Cook County School District No. 155 Calumet City General Obligation Unlimited
5.30% due 12/01/22	5,000	5,465
Total Illinois		597,450

Total Municipal Bonds
(Cost $20,767,489)		21,756,432

FOREIGN GOVERNMENT BONDS†† - 0.0%
Bermuda Government International Bond
3.38% due 08/20/50[3]	500,000	513,750
Total Foreign Government Bonds
(Cost $498,598)		513,750

	Notional Value
OTC OPTIONS PURCHASED†† - 0.3%
Put options on:
Bank of America, N.A. 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	557,500,000	2,023,725
Morgan Stanley Capital Services LLC 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	227,800,000	826,914
Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61	232,600,000	562,892
Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	54,700,000	198,561
Bank of America, N.A. 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61	47,400,000	114,708
Total Put options		3,726,800
Total OTC Options Purchased
(Cost $2,535,362)		3,726,800

Total Investments - 107.7%
(Cost $1,497,792,544)		$1,563,055,258
Other Assets & Liabilities, net - (7.7)%		(111,393,644)
Total Net Assets - 100.0%		$1,451,661,614

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
INVESTMENT GRADE BOND FUND

Centrally Cleared Credit Default Swap Agreements Protection Sold††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)**
BofA Securities, Inc.	ICE	CDX.NA.IG.34.V1	1.00%	Quarterly	06/20/25	$56,420,000	$385,389	$(1,005,083)	$1,390,472
BofA Securities, Inc.	ICE	CDX.NA.HY.35.V1	5.00%	Quarterly	12/20/25	7,650,000	320,152	325,575	(5,423)
							$705,541	$(679,508)	$1,385,049

Centrally Cleared Interest Rate Swap Agreements††

Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)**
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	0.99%	Quarterly	08/25/50	$10,000,000	$402,998	$473	$402,525
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	0.99%	Quarterly	08/20/50	8,200,000	315,221	442	314,779
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	0.45%	Quarterly	07/13/27	15,000,000	37,792	377	37,415
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	0.22%	Quarterly	07/13/23	20,000,000	9,640	324	9,316
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	0.52%	Annually	10/02/30	3,000,000	—	324	(324)
								$765,651	$1,940	$763,711

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Credit Index Swap Agreements††
Bank of America, N.A.	iShares iBoxx $ Investment Grade Corporate Bond ETF	0.52% (1 Month USD LIBOR + 0.36%)	At Maturity	12/21/20	29,800	$4,014,358	$33,376

Forward Foreign Currency Exchange Contracts††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2020	Unrealized Appreciation
Citibank N.A., New York	25,520,000	BRL	07/01/21	$6,062,072	$4,504,622	$1,557,450
Goldman Sachs International	8,600,000	BRL	07/01/21	2,014,759	1,518,015	496,744
Bank of America, N.A.	1,042,521,000	JPY	08/02/21	10,287,867	9,928,551	359,316
JPMorgan Chase Bank, N.A.	3,800,000	BRL	07/01/21	902,720	670,751	231,969
Citibank N.A., New York	560,280,000	JPY	07/01/21	5,516,848	5,333,233	183,615
Barclays Bank plc	518,259,000	JPY	07/01/21	5,095,458	4,933,240	162,218
Morgan Stanley Capital Services LLC	520,260,000	JPY	08/02/21	5,106,095	4,954,747	151,348
Citibank N.A., New York	520,260,000	JPY	05/06/21	5,073,727	4,947,983	125,744
Goldman Sachs International	20,150,410	ILS	08/01/22	6,078,555	5,980,330	98,225
Goldman Sachs International	272,035,950	JPY	12/20/21	2,687,837	2,597,354	90,483
Barclays Bank plc	208,104,000	JPY	06/01/21	2,037,040	1,979,993	57,047
Goldman Sachs International	10,254,600	ILS	01/31/22	3,039,863	3,034,451	5,412
Bank of America, N.A.	4,156,700	ILS	01/31/22	1,232,345	1,230,014	2,331

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
INVESTMENT GRADE BOND FUND

Forward Foreign Currency Exchange Contracts†† (continued)
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2020	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	606,000	ILS	04/30/21	179,715	178,009	1,706
Goldman Sachs International	149,590	ILS	07/30/21	44,391	44,083	308
Bank of America, N.A.	521,000	JPY	02/01/21	5,090	4,949	141
Citibank N.A., New York	280,000	JPY	01/04/21	2,732	2,658	74
Barclays Bank plc	259,000	JPY	01/04/21	2,523	2,459	64
Morgan Stanley Capital Services LLC	260,000	JPY	02/01/21	2,525	2,470	55
Citibank N.A., New York	260,000	JPY	11/02/20	2,509	2,466	43
Goldman Sachs International	135,950	JPY	06/21/21	1,330	1,294	36
Goldman Sachs International	135,950	JPY	12/21/20	1,315	1,290	25
Barclays Bank plc	104,000	JPY	12/01/20	1,007	987	20
Citibank N.A., New York	594	ILS	02/01/21	168	174	(6)
Bank of America, N.A.	216,700	ILS	02/01/21	63,317	63,504	(187)
Bank of America, N.A.	1,616,000	ILS	04/30/21	469,972	574,690	(4,718)
Goldman Sachs International	2,215,500	ILS	01/31/22	650,470	655,591	(5,121)
Citibank N.A., New York	4,141,000	ILS	04/30/21	1,209,581	1,216,395	(6,814)
Goldman Sachs International	6,249,808	ILS	02/01/21	1,820,490	1,831,495	(11,005)
Goldman Sachs International	23,694,600	ILS	04/30/21	6,937,799	6,960,150	(22,351)
JPMorgan Chase Bank, N.A.	4,989,000	EUR	12/30/20	5,825,057	5,864,613	(39,556)
Goldman Sachs International	6,558,825	EUR	07/30/21	7,618,895	7,746,259	(127,364)
JPMorgan Chase Bank, N.A.	6,317,025	EUR	07/30/21	7,290,920	7,460,682	(169,762)
						$3,137,490

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at September 30, 2020	Unrealized Appreciation (Depreciation)
Goldman Sachs International	20,150,410	ILS	08/01/22	$5,413,139	$5,980,330	$567,191
Goldman Sachs International	12,875,850	EUR	07/30/21	14,775,038	15,206,941	431,903
Goldman Sachs International	16,626,800	ILS	01/31/22	4,529,327	4,920,056	390,729
Goldman Sachs International	15,028,800	ILS	04/30/21	4,191,666	4,414,622	222,956
JPMorgan Chase Bank, N.A.	15,028,800	ILS	04/30/21	4,234,657	4,414,622	179,965
Goldman Sachs International	6,467,101	ILS	02/01/21	1,805,123	1,895,172	90,049
JPMorgan Chase Bank, N.A.	1,562,781,000	JPY	08/02/21	14,794,859	14,883,298	88,439
Goldman Sachs International	520,260,000	JPY	05/06/21	4,876,828	4,947,983	71,155
JPMorgan Chase Bank, N.A.	208,104,000	JPY	06/01/21	1,953,111	1,979,993	26,882
Barclays Bank plc	272,035,950	JPY	12/20/21	2,593,041	2,597,354	4,313
Goldman Sachs International	149,590	ILS	07/30/21	40,137	44,083	3,946
JPMorgan Chase Bank, N.A.	781,000	JPY	02/01/21	7,357	7,418	61
Goldman Sachs International	260,000	JPY	11/02/20	2,424	2,466	42
JPMorgan Chase Bank, N.A.	104,000	JPY	12/01/20	971	987	16
Barclays Bank plc	135,950	JPY	12/21/20	1,280	1,290	10
Barclays Bank plc	135,950	JPY	06/21/21	1,288	1,294	6
JPMorgan Chase Bank, N.A.	539,000	JPY	01/04/21	5,234	5,118	(116)
JPMorgan Chase Bank, N.A.	12,703,000	BRL	07/01/21	2,461,822	2,242,250	(219,572)
JPMorgan Chase Bank, N.A.	1,078,539,000	JPY	07/01/21	10,531,065	10,266,473	(264,592)
Citibank N.A., New York	25,217,000	BRL	07/01/21	4,835,976	4,451,139	(384,837)
						$1,208,546

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
INVESTMENT GRADE BOND FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of September 30, 2020.
[2]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[3]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $474,713,640 (cost $466,459,285), or 32.7% of total net assets.

[4]	Perpetual maturity.
[5]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $42,812,856 (cost $42,529,494), or 2.9% of total net assets — See Note 10.

[6]

Variable rate security. Rate indicated is the rate effective at September 30, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[7]	Security is a principal-only strip.
[8]	Security is an interest-only strip.
[9]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2020. See table below for additional step information for each security.

[10]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[11]	All or a portion of this security is pledged as credit index swap collateral at September 30, 2020.
[12]	Zero coupon rate security.
[13]	All or a portion of this security is pledged as collateral for open call options purchased contracts at September 30, 2020.
[14]

All or a portion of this security has been physically segregated or earmarked in connection with reverse repurchase agreements. At September 30, 2020, the total market value of segregated or earmarked security was $18,628,321 — See Note 6.

BofA — Bank of America
BRL — Brazilian Real
CDX.NA.HY.35.V1 — Credit Default Swap North American High Yield Series 35 Index Version 1
CDX.NA.IG.34.V1 — Credit Default Swap North American Investment Grade Series 34 Index Version 1
CME — Chicago Mercantile Exchange
CMS — Constant Maturity Swap
CMT — Constant Maturity Treasury
EUR — Euro
ICE — Intercontinental Exchange
ILS — Israeli New Shekel
JPY — Japanese Yen
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REIT — Real Estate Investment Trust
SARL — Société à Responsabilité Limitée
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
INVESTMENT GRADE BOND FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$14,133,374	$—	$—	*	$14,133,374
Preferred Stocks	—	8,357,324	—	*	8,357,324
Warrants	496,236	—	—		496,236
Exchange-Traded Funds	66,877,713	—	—		66,877,713
Closed-End Funds	3,020,351	—	—		3,020,351
Money Market Fund	7,384,079	—	—		7,384,079
Corporate Bonds	—	666,965,226	14,037,846		681,003,072
Collateralized Mortgage Obligations	—	312,902,313	10,713,340		323,615,653
Asset-Backed Securities	—	200,475,335	33,375,569		233,850,904
U.S. Government Securities	—	94,199,691	—		94,199,691
Federal Agency Bonds	—	57,260,611	—		57,260,611
Senior Floating Rate Interests	—	46,859,268	—		46,859,268
Municipal Bonds	—	21,756,432	—		21,756,432
Foreign Government Bonds	—	513,750	—		513,750
Options Purchased	—	3,726,800	—		3,726,800
Credit Default Swap Agreements**	—	1,390,472	—		1,390,472
Interest Rate Swap Agreements**	—	764,035	—		764,035
Total Return Swap Agreements**	—	33,376	—		33,376
Forward Foreign Currency Exchange Contracts**	—	5,602,037	—		5,602,037
Total Assets	$91,911,753	$1,420,806,670	$58,126,755		$1,570,845,178

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Credit Default Swap Agreements**	$—	$5,423	$—	$5,423
Interest Rate Swap Agreements**	—	324	—	324
Forward Foreign Currency Exchange Contracts**	—	1,256,001	—	1,256,001
Unfunded Loan Commitments (Note 9)	—	—	163,932	163,932
Total Liabilities	$—	$1,261,748	$163,932	$1,425,680

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
INVESTMENT GRADE BOND FUND

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $13,531,237 are categorized as Level 2 within the disclosure hierarchy — See Note 6.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within level 3 of the fair value hierarchy:

Category	Ending Balance at September 30, 2020	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$25,500,000	Model Price	Purchase Price	—	—
Asset-Backed Securities	6,877,750	Yield Analysis	Yield	2.4%-3.1%	2.5%
Asset-Backed Securities	997,819	Option Adjusted Spread off prior month broker quote	Broker Quote	—	—
Collateralized Mortgage Obligations	10,687,442	Model Price	Purchase Price	—	—
Collateralized Mortgage Obligations	25,898	Option Adjusted Spread off prior month broker quote	Broker Quote	—	—
Corporate Bonds	14,037,846	Option Adjusted Spread off prior month broker quote	Broker Quote	—	—
Total Assets	$58,126,755
Liabilities:
Unfunded Loan Commitments	$163,932	Model Price	Purchase Price

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote or yield would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended September 30, 2020, the Fund had securities with a total value of $3,279,989 transfer out of Level 3 to Level 2 due to the availability of current and reliable market-based data provided by a third-part pricing service which utilizes significant observable inputs. There were no other securities that transferred between levels.

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2020
INVESTMENT GRADE BOND FUND

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2020:

	Assets				Liabilities
	Asset Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Total Assets	Unfunded Loan Commitments
Beginning Balance	$9,617,851	$4,988,695	$—	$14,606,546	$(929)
Purchases/(Receipts)	31,922,405	10,875,921	13,850,000	56,648,326	(165,000)
(Sales, maturities and paydowns)/Fundings	(8,586,039)	(2,411,132)	—	(10,997,171)	800
Amortization of premiums/discounts	—	(3,985)	—	(3,985)	—
Total realized gains (losses) included in earnings	3,554	111,597	—	115,151	(600)
Total change in unrealized appreciation (depreciation) included in earnings	417,798	432,233	187,846	1,037,877	1,797
Transfers out of Level 3	—	(3,279,989)	—	(3,279,989)	—
Ending Balance	$33,375,569	$10,713,340	$14,037,846	$58,126,755	$(163,932)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2020	$420,403	$95,310	$187,846	$703,559	$1,068

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
CSMC Trust 2020-NQM1, 1.72% due 05/25/65	2.72%	09/26/24	—	—
Legacy Mortgage Asset Trust 2018-GS3, 4.00% due 06/25/58	7.00%	07/25/21	8.00%	07/26/22
Verus Securitization Trust 2019-4, 2.64% due 11/25/59	3.64%	10/26/23	—	—
Verus Securitization Trust 2019-4, 2.85% due 11/25/59	3.85%	10/26/23	—	—
Verus Securitization Trust 2020-1, 2.42% due 01/25/60	3.42%	01/26/24	—	—

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the year ended September 30, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/20	Shares 09/30/20	Investment Income
Mutual Funds
Guggenheim Floating Rate Strategies Fund — R6-Class	$2,544,445	$4,106	$(2,529,943)	$(100,065)	$81,457	$—	—	$4,107

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

INVESTMENT GRADE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2020

Assets:
Investments, at value (cost $1,497,792,544)	$1,563,055,258
Segregated cash with broker	977,186
Cash	37,848
Unamortized upfront premiums paid on credit default swap agreements	325,575
Unamortized upfront premiums paid on interest rate swap agreements	1,940
Unrealized appreciation on OTC swap agreements	33,376
Unrealized appreciation on forward foreign currency exchange contracts	5,602,037
Receivables:
Securities sold	240,744,273
Fund shares sold	13,895,566
Interest	9,319,648
Variation margin on interest rate swap agreements	217,889
Dividends	46,757
Swap settlement	34,079
Protection fees on credit default swap agreements	27,930
Foreign tax reclaims	14,722
Other assets	3,340
Total assets	1,834,337,424

Liabilities:
Unfunded loan commitments, at value (Note 9) (commitment fees received $165,000)	163,932
Reverse repurchase agreements (Note 6)	13,531,237
Segregated cash due to broker	5,924,290
Unamortized upfront premiums received on credit default swap agreements	1,005,083
Unrealized depreciation on forward foreign currency exchange contracts	1,256,001
Payable for:
Securities purchased	357,265,006
Fund shares redeemed	2,086,040
Management fees	366,646
Variation margin on credit default swap agreements	253,838
Distributions to shareholders	219,144
Distribution and service fees	82,693
Fund accounting/administration fees	81,046
Transfer agent/maintenance fees	9,174
Miscellaneous	431,680
Total liabilities	382,675,810
Net assets	$1,451,661,614

Net assets consist of:
Paid in capital	$1,352,253,715
Total distributable earnings (loss)	99,407,899
Net assets	$1,451,661,614

A-Class:
Net assets	$218,855,747
Capital shares outstanding	10,659,034
Net asset value per share	$20.53
Maximum offering price per share (Net asset value divided by 96.00%)	$21.39

C-Class:
Net assets	$33,162,992
Capital shares outstanding	1,621,981
Net asset value per share	$20.45

P-Class:
Net assets	$60,533,727
Capital shares outstanding	2,945,545
Net asset value per share	$20.55

Institutional Class:
Net assets	$1,139,109,148
Capital shares outstanding	55,551,020
Net asset value per share	$20.51

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVESTMENT GRADE BOND FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2020

Investment Income:
Dividends from securities of unaffiliated issuers	$1,119,292
Dividends from securities of affiliated issuers	4,107
Interest (net of foreign withholding tax of $11,940)	26,650,458
Total investment income	27,773,857

Expenses:
Management fees	4,064,095
Distribution and service fees
A-Class	443,487
C-Class	257,161
P-Class	121,696
Transfer agent/maintenance fees
A-Class	117,110
C-Class	22,135
P-Class	66,480
Institutional Class	455,241
Fund accounting/administration fees	777,116
Professional fees	104,244
Custodian fees	81,983
Line of credit fees	67,446
Trustees’ fees*	37,724
Interest expense	122
Miscellaneous	330,656
Recoupment of previously waived fees:
A-Class	8,815
C-Class	467
P-Class	1
Institutional Class	1
Total expenses	6,955,980
Less:
Expenses reimbursed by Adviser:
A Class	(53,408)
C Class	(12,785)
P Class	(46,374)
Institutional Class	(428,184)
Expenses waived by Adviser	(275,254)
Earnings credits applied	(9,440)
Total waived/reimbursed expenses	(825,445)
Net expenses	6,130,535
Net investment income	21,643,322

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	27,045,048
Investments in affiliated issuers	(100,065)
Swap agreements	9,081,602
Futures contracts	430,117
Forward foreign currency exchange contracts	1,958,929
Foreign currency transactions	276,582
Net realized gain	38,692,213
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	42,358,647
Investments in affiliated issuers	81,457
Swap agreements	4,289,379
Options purchased	1,655,357
Forward foreign currency exchange contracts	1,912,396
Foreign currency translations	(10,158)
Net change in unrealized appreciation (depreciation)	50,287,078
Net realized and unrealized gain	88,979,291
Net increase in net assets resulting from operations	$110,622,613

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

INVESTMENT GRADE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$21,643,322	$17,215,676
Net realized gain (loss) on investments	38,692,213	(1,955,548)
Net change in unrealized appreciation (depreciation) on investments	50,287,078	27,673,850
Net increase in net assets resulting from operations	110,622,613	42,933,978

Distributions to shareholders:
A-Class	(3,767,804)	(2,893,860)
C-Class	(356,078)	(315,588)
P-Class	(1,024,712)	(1,152,101)
Institutional Class	(19,218,081)	(13,370,258)
Total distributions to shareholders	(24,366,675)	(17,731,807)

Capital share transactions:
Proceeds from sale of shares
A-Class	110,819,065	64,610,063
C-Class	14,504,419	10,545,808
P-Class	22,554,327	26,742,004
Institutional Class	714,499,854	404,540,927
Distributions reinvested
A-Class	3,613,421	2,735,453
C-Class	305,013	264,333
P-Class	1,024,707	1,152,101
Institutional Class	17,587,263	11,667,156
Cost of shares redeemed
A-Class	(59,704,941)	(41,212,570)
C-Class	(6,302,201)	(7,745,053)
P-Class	(16,990,731)	(27,544,592)
Institutional Class	(272,307,128)	(202,256,261)
Net increase from capital share transactions	529,603,068	243,499,369
Net increase in net assets	615,859,006	268,701,540

Net assets:
Beginning of year	835,802,608	567,101,068
End of year	$1,451,661,614	$835,802,608

Capital share activity:
Shares sold
A-Class	5,657,259	3,470,553
C-Class	736,544	566,982
P-Class	1,125,368	1,452,776
Institutional Class	36,204,919	21,936,510
Shares issued from reinvestment of distributions
A-Class	183,005	147,384
C-Class	15,494	14,306
P-Class	51,991	62,074
Institutional Class	890,192	628,866
Shares redeemed
A-Class	(3,072,001)	(2,223,090)
C-Class	(324,755)	(416,564)
P-Class	(883,015)	(1,494,589)
Institutional Class	(13,983,181)	(10,939,242)
Net increase in shares	26,601,820	13,205,966

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVESTMENT GRADE BOND FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$18.94	$18.33	$18.55	$18.55	$18.10
Income (loss) from investment operations:
Net investment income (loss)[a]	.37	.41	.49	.59	.64
Net gain (loss) on investments (realized and unrealized)	1.63	.63	(.22)	.02	.50
Total from investment operations	2.00	1.04	.27	.61	1.14
Less distributions from:
Net investment income	(.41)	(.43)	(.49)	(.61)	(.69)
Total distributions	(.41)	(.43)	(.49)	(.61)	(.69)
Net asset value, end of period	$20.53	$18.94	$18.33	$18.55	$18.55

Total Return[b]	10.68%	5.72%	1.46%	3.39%	6.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$218,856	$149,442	$119,066	$170,624	$158,932
Ratios to average net assets:
Net investment income (loss)	1.87%	2.23%	2.64%	3.19%	3.55%
Total expenses[c]	0.85%	0.89%	0.93%	1.07%	1.08%
Net expenses[d,e,f]	0.79%	0.80%	0.83%	1.02%	1.03%
Portfolio turnover rate	126%	77%	53%	81%	100%

C-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$18.86	$18.25	$18.47	$18.48	$18.02
Income (loss) from investment operations:
Net investment income (loss)[a]	.22	.28	.35	.45	.51
Net gain (loss) on investments (realized and unrealized)	1.64	.62	(.22)	.02	.51
Total from investment operations	1.86	.90	.13	.47	1.02
Less distributions from:
Net investment income	(.27)	(.29)	(.35)	(.48)	(.56)
Total distributions	(.27)	(.29)	(.35)	(.48)	(.56)
Net asset value, end of period	$20.45	$18.86	$18.25	$18.47	$18.48

Total Return[b]	9.86%	4.96%	0.71%	2.59%	5.78%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,163	$22,531	$18,799	$28,083	$36,040
Ratios to average net assets:
Net investment income (loss)	1.13%	1.50%	1.92%	2.47%	2.81%
Total expenses[c]	1.62%	1.67%	1.75%	1.85%	1.90%
Net expenses[d,e,f]	1.54%	1.55%	1.57%	1.77%	1.77%
Portfolio turnover rate	126%	77%	53%	81%	100%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

INVESTMENT GRADE BOND FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$18.96	$18.34	$18.56	$18.57	$18.12
Income (loss) from investment operations:
Net investment income (loss)[a]	.36	.41	.48	.56	.59
Net gain (loss) on investments (realized and unrealized)	1.64	.63	(.21)	.05	.55
Total from investment operations	2.00	1.04	.27	.61	1.14
Less distributions from:
Net investment income	(.41)	(.42)	(.49)	(.62)	(.69)
Total distributions	(.41)	(.42)	(.49)	(.62)	(.69)
Net asset value, end of period	$20.55	$18.96	$18.34	$18.56	$18.57

Total Return	10.67%	5.77%	1.45%	3.33%	6.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$60,534	$50,258	$48,263	$17,303	$3,087
Ratios to average net assets:
Net investment income (loss)	1.86%	2.24%	2.61%	3.06%	3.25%
Total expenses[c]	0.91%	0.93%	0.94%	1.13%	0.98%
Net expenses[d,e,f]	0.79%	0.80%	0.80%	1.01%	0.98%
Portfolio turnover rate	126%	77%	53%	81%	100%

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVESTMENT GRADE BOND FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$18.91	$18.30	$18.52	$18.53	$18.07
Income (loss) from investment operations:
Net investment income (loss)[a]	.42	.47	.54	.64	.62
Net gain (loss) on investments (realized and unrealized)	1.65	.62	(.22)	.02	.58
Total from investment operations	2.07	1.09	.32	.66	1.20
Less distributions from:
Net investment income	(.47)	(.48)	(.54)	(.67)	(.74)
Total distributions	(.47)	(.48)	(.54)	(.67)	(.74)
Net asset value, end of period	$20.51	$18.91	$18.30	$18.52	$18.53

Total Return	11.07%	6.03%	1.75%	3.67%	6.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,139,109	$613,571	$380,974	$142,014	$83,168
Ratios to average net assets:
Net investment income (loss)	2.17%	2.52%	2.92%	3.51%	3.41%
Total expenses[c]	0.58%	0.62%	0.60%	0.74%	0.76%
Net expenses[d,e,f]	0.50%	0.51%	0.52%	0.70%	0.76%
Portfolio turnover rate	126%	77%	53%	81%	100%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	9/30/20	9/30/19	9/30/18	9/30/17
A-Class	0.00%*	—	0.00%*	0.05%
C-Class	0.00%*	—	0.00%*	0.03%
P-Class	0.00%*	0.00%*	0.00%*	0.01%
Institutional Class	0.00%*	—	0.00%*	0.02%

*	Less than 0.01%

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	9/30/20	9/30/19	9/30/18	9/30/17	9/30/16
A-Class	0.78%	0.79%	0.82%	1.00%	1.00%
C-Class	1.53%	1.54%	1.57%	1.75%	1.74%
P-Class	0.78%	0.79%	0.80%	0.99%	0.97%
Institutional Class	0.49%	0.50%	0.52%	0.68%	0.75%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2020

To Our Shareholders

Guggenheim Investments Municipal Income Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Chief Investment Officer, Fixed Income; Allen Li, CFA, Managing Director and Portfolio Manager; Steven H. Brown, CFA, Senior Managing Director and Portfolio Manager; and Adam Bloch, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2020.

For the one year period ended September 30, 2020, Guggenheim Municipal Income Fund returned 2.85%1, compared with the 4.09% return of the Bloomberg Barclays Municipal Bond Index, the Fund’s benchmark.

The global outbreak of COVID-19 disrupted many sectors, including municipal credit. The Fund underperformed the benchmark for the period, mostly due to its shorter-duration bias and overweight to higher-quality securities. The Fund had maintained the defensive posture early in the period to prepare for a potential recession. We believed the broader municipal market, on the back of low supply, record inflows, and positive returns, had slowly but steadily become less disciplined on credit underwriting over the preceding 4-5 years.

This defensive stance paid off as lower-rated and high-yield municipal bonds underperformed in the early weeks of the pandemic. The Fund outperformed the benchmark in the first quarter of 2020, as the Fund benefited from spread changes and opportunistically buying AAA state general obligations in the March lows at attractive ratios against U.S. Treasuries.

But the same stance caused the Fund to lag the broader market in the second quarter of 2020, as municipal bonds rallied off their March lows and long duration and low credit-quality paper again outperformed. In response, the Fund extended duration and added greater credit exposure, while increasing its weighting to tax-exempt closed-end funds that traded at discount to NAV and paid attractive yields. These actions benefited the Fund in the period’s final quarter, as the rally in tax exempt municipal credits, while lagging Treasuries and corporates, drove municipal bond yields to new lows.

Much of the market performance over the last months of the period stemmed from technical factors like primary issuance, which was on pace to exceed last year’s total as issuers took advantage of low absolute rates to bring taxable refunding deals. Year-over-year issuance was up 20% through September 30, 2020. Net fund flow was more than $4 billion per month by period end, despite a negative flow of $45 billion in March and April of 2020. Improved hedging costs drew overseas buyers back into the taxable market, continuing their preference for liquid, “brand name” credits.

Bullish technical factors started to recede near period end, providing less incremental support for market performance. At the same time, negative ratings activity, as measured by downgrades and downward outlook revisions, has slowed. Further clouding the outlook, states are reporting significant budgetary deficits for fiscal years 2020 and 2021. At period end, Congress had not provided additional aid to struggling state and local governments, which face job and spending cuts without more support.

We remain cautious in the face of technical factors, and expect additional negative credit developments over the next 12 months, as tax revenues recover slowly while safety-net and entitlement spending increase. Our focus is on assessing individual credits to identify those equipped to survive in a post-pandemic revenue environment.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2020

MUNICIPAL INCOME FUND

OBJECTIVE: Seeks to provide current income with an emphasis on income exempt from federal income tax, while also considering capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	15.5%
AA	45.5%
A	12.1%
BBB	2.5%
B	0.9%
NR2	2.0%
Other Instruments	21.5%
Total Investments	100.0%

Inception Dates:
A-Class	April 28, 2004
C-Class	January 13, 2012
P-Class	May 1, 2015
Institutional Class	January 13, 2012

Ten Largest Holdings (% of Total Net Assets)
iShares Short-Term National Muni Bond ETF	4.9%
El Camino Healthcare District General Obligation Unlimited	2.8%
Ysleta Independent School District General Obligation Unlimited, 4.00%	2.1%
Stockton Unified School District General Obligation Unlimited, 6.25%	2.0%
Dayton-Montgomery County Port Authority Revenue Bonds, 1.84%	2.0%
Los Angeles Department of Water & Power Power System Revenue Bonds, 0.09%	1.7%
City of Los Angeles Department of Airports Revenue Bonds, 5.00%	1.6%
New York City Water & Sewer System Revenue Bonds, 5.00%	1.6%
Private Colleges & Universities Authority Revenue Bonds, 5.00%	1.6%
Arizona Industrial Development Authority Revenue Bonds, 2.12%	1.5%
Top Ten Total	21.8%

“Ten Largest Holdings” excludes any temporary cash investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2020

	1 Year	5 Year	10 Year
A-Class Shares~	2.85%	3.40%	4.27%
A-Class Shares with sales charge‡	(1.29%)	2.41%	3.76%
Bloomberg Barclays Municipal Bond Index	4.09%	3.84%	3.99%

	1 Year	5 Year	Since Inception (01/13/12)
C-Class Shares	2.09%	2.62%	2.95%
C-Class Shares with CDSC§	1.09%	2.62%	2.95%
Institutional Class Shares	3.03%	3.65%	3.98%
Bloomberg Barclays Municipal Bond Index	4.09%	3.84%	3.70%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	2.69%	3.38%	3.13%
Bloomberg Barclays Municipal Bond Index	4.09%	3.84%	3.81%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays Municipal Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional shares will vary due to differences in fee structures.

‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
~

Effective January 13, 2012, the Fund acquired all of the assets and liabilities of the TS&W/Claymore Tax-Advantage Balanced Fund (“TYW”), a registered closed-end management investment company. The A-Class performance prior to that date reflects performance of TYW.

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2020
MUNICIPAL INCOME FUND

	Shares	Value
EXCHANGE-TRADED FUNDS† - 4.9%
iShares Short-Term National Muni Bond ETF	35,200	$3,805,120
Total Exchange-Traded Funds
(Cost $3,804,868)		3,805,120

CLOSED-END FUNDS† - 11.8%
BlackRock MuniEnhanced Fund, Inc.	65,436	739,427
BlackRock Municipal Income Quality Trust	51,543	733,972
BlackRock MuniVest Fund, Inc.	84,394	732,540
Nuveen California Quality Municipal Income Fund	49,986	727,796
DWS Municipal Income Trust	53,020	587,462
BlackRock MuniHoldings Investment Quality Fund	38,807	520,402
Eaton Vance Municipal Income Trust	40,499	518,792
BNY Mellon Strategic Municipals, Inc.	57,486	475,984
Invesco Trust for Investment Grade Municipals	38,003	471,997
Nuveen AMT-Free Municipal Credit Income Fund	29,838	467,263
Nuveen Quality Municipal Income Fund	30,461	442,294
Nuveen AMT-Free Quality Municipal Income Fund	29,451	422,327
BlackRock MuniYield Quality Fund, Inc.	25,729	411,921
Invesco Municipal Trust	34,098	409,517
Invesco Advantage Municipal Income Trust II	36,988	399,840
BlackRock MuniHoldings California Quality Fund, Inc.	22,414	313,348
Nuveen California AMT-Free Quality Municipal Income Fund	18,593	283,915
BlackRock MuniYield California Quality Fund, Inc.	19,376	278,240
Invesco Municipal Opportunity Trust	13,799	168,624
BlackRock Municipal Income Trust	9,648	132,274
Total Closed-End Funds
(Cost $9,026,561)		9,237,935

MONEY MARKET FUND† - 4.8%
Dreyfus AMT-Free Tax Exempt Cash Management Fund — Institutional Shares, 0.01%[1]	3,801,205	3,801,205
Total Money Market Fund
(Cost $3,801,205)		3,801,205

	Face Amount
MUNICIPAL BONDS†† - 78.6%
California - 25.0%
Stockton Unified School District General Obligation Unlimited
due 08/01/33[2]	$2,000,000	1,572,900
due 08/01/37[2]	810,000	565,834
due 08/01/42[2]	250,000	148,855

El Camino Healthcare District General Obligation Unlimited
due 08/01/29[2]	2,500,000	2,231,925
Los Angeles Department of Water & Power Power System Revenue Bonds
0.09% (VRDN) due 07/01/34[3]	1,300,000	1,300,000
5.00% due 07/01/43	500,000	537,190
City of Los Angeles Department of Airports Revenue Bonds
5.00% due 05/15/39	1,000,000	1,260,480
5.00% due 05/15/44	100,000	121,774
San Bernardino Community College District General Obligation Unlimited
4.00% due 08/01/49	1,000,000	1,137,620
Tustin Unified School District General Obligation Unlimited
6.00% due 08/01/21	1,000,000	1,048,800
Sierra Joint Community College District School Facilities District No. 1 General Obligation Unlimited
due 08/01/31[2]	705,000	587,892
due 08/01/30[2]	415,000	355,335
College of the Sequoias Tulare Area Improvement District No. 3 General Obligation Unlimited
due 08/01/42[4,5]	1,000,000	909,970
Newport Mesa Unified School District General Obligation Unlimited
due 08/01/39[2]	1,300,000	726,609
Sonoma Valley Unified School District General Obligation Unlimited
4.00% due 08/01/44	600,000	698,880
Compton Unified School District General Obligation Unlimited
due 06/01/40[2]	1,000,000	564,770
Stockton Public Financing Authority Revenue Bonds
6.25% due 10/01/40	250,000	295,175
5.00% due 10/01/33	200,000	249,788
Kings Canyon Unified School District General Obligation Unlimited
5.00% due 08/01/28	445,000	535,838
San Diego Unified School District General Obligation Unlimited
due 07/01/39[2]	1,000,000	515,190
Riverside County Public Financing Authority Tax Allocation
5.00% due 10/01/28	300,000	378,273
Sacramento Municipal Utility District Revenue Bonds
5.00% due 08/15/37	300,000	337,284
Oakland Unified School District/Alameda County General Obligation Unlimited
5.00% due 08/01/22	165,000	174,813
5.00% due 08/01/40	120,000	138,554

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MUNICIPAL INCOME FUND

	Face Amount	Value
Delhi Unified School District General Obligation Unlimited
5.00% due 08/01/44	$250,000	$298,367
Riverside County Redevelopment Successor Agency Tax Allocation
due 10/01/37[4,5]	250,000	279,900
Gustine Unified School District General Obligation Unlimited
5.00% due 08/01/41	220,000	265,863
Freddie Mac Multifamily ML Certificates Revenue Bonds
2.49% due 07/25/35	247,495	262,948
M-S-R Energy Authority Revenue Bonds
6.13% due 11/01/29	195,000	247,289
Alameda Corridor Transportation Authority Revenue Bonds
5.00% due 10/01/35	200,000	232,920
Upland Unified School District General Obligation Unlimited
due 08/01/38[2]	400,000	228,640
Department of Veterans Affairs Veteran’s Farm & Home Purchase Program Revenue Bonds
3.45% due 12/01/39	200,000	219,760
Stanton Redevelopment Agency Successor Agency Tax Allocation
5.00% due 12/01/40	180,000	215,431
Culver Redevelopment Agency Successor Agency Tax Allocation
due 11/01/23[2]	195,000	191,722
Westside Elementary School District General Obligation Unlimited
5.00% due 08/01/48	155,000	188,097
Rio Hondo Community College District General Obligation Unlimited
due 08/01/29[2]	200,000	175,912
Freddie Mac Multifamily VRD Certificates Revenue Bonds
2.40% due 10/15/29	150,000	161,571
Buena Park School District General Obligation Unlimited
5.00% due 08/01/47	100,000	119,596
Roseville Joint Union High School District General Obligation Unlimited
due 08/01/30[2]	100,000	85,873
McKinleyville Union School District General Obligation Unlimited
due 08/01/21[2]	40,000	3,720
Total California		19,571,358

Texas - 9.7%
Ysleta Independent School District General Obligation Unlimited
4.00% due 08/15/52	1,400,000	1,640,282
Cleveland Independent School District General Obligation Unlimited
4.00% due 02/15/52	1,000,000	1,164,140
North Texas Tollway Authority Revenue Bonds
due 01/01/36[2]	1,000,000	709,680
Central Texas Regional Mobility Authority Revenue Bonds
5.00% due 01/01/45	250,000	305,198
5.00% due 01/01/27	200,000	241,182
6.25% due 01/01/21	25,000	25,375
Central Texas Turnpike System Revenue Bonds
5.00% due 08/15/34	200,000	226,182
5.00% due 08/15/22	25,000	27,204
Bexar County Hospital District General Obligation Limited
5.00% due 02/15/32	200,000	253,232
United Independent School District General Obligation Unlimited
5.00% due 08/15/49	200,000	250,312
Lindale Independent School District General Obligation Unlimited
5.00% due 02/15/49	200,000	245,838
Clifton Higher Education Finance Corp. Revenue Bonds
4.00% due 08/15/33	200,000	240,568
Dallas Area Rapid Transit Revenue Bonds
5.00% due 12/01/41	200,000	240,166
Bexar County Health Facilities Development Corp. Revenue Bonds
5.00% due 07/15/22	225,000	233,917
Harris County-Houston Sports Authority Revenue Bonds
due 11/15/53[2]	1,000,000	227,340
Arlington Higher Education Finance Corp. Revenue Bonds
5.00% due 12/01/46	200,000	217,806
Grand Parkway Transportation Corp. Revenue Bonds
5.00% due 10/01/43	175,000	216,454
Texas Tech University System Revenue Bonds
5.00% due 08/15/32	200,000	208,442
Texas Municipal Gas Acquisition and Supply Corporation I Revenue Bonds
6.25% due 12/15/26	170,000	200,506
City of Fort Worth Texas Water & Sewer System Revenue Bonds
5.00% due 02/15/32	100,000	127,750
Mansfield Independent School District General Obligation Unlimited
5.00% due 02/15/44	100,000	124,539
Hutto Independent School District General Obligation Unlimited
5.00% due 08/01/49	100,000	122,814
University of North Texas System Revenue Bonds
5.00% due 04/15/44	100,000	121,597

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MUNICIPAL INCOME FUND

	Face Amount	Value
City of Arlington Texas Special Tax Revenue Special Tax
5.00% due 02/15/48	$100,000	$115,487
City of Houston Texas Combined Utility System Revenue Bonds
due 12/01/20[2]	45,000	44,987
Manor Independent School District General Obligation Unlimited
5.00% due 08/01/21	20,000	20,581
Dallas Independent School District General Obligation Unlimited
5.00% (VRDN) due 02/15/22[3]	15,000	15,832
Tarrant County Health Facilities Development Corp. Revenue Bonds
6.00% due 09/01/24	10,000	11,296
City of Austin Texas Water & Wastewater System Revenue Bonds
5.00% due 11/15/21	10,000	10,424
University of Houston Revenue Bonds
5.00% due 02/15/21	10,000	10,074
Leander Independent School District General Obligation Unlimited
due 08/15/22[2]	5,000	3,066
due 08/15/24[2]	5,000	2,893
Total Texas		7,605,164

New York - 4.0%
New York City Water & Sewer System Revenue Bonds
5.00% due 06/15/49	1,000,000	1,257,390
New York State Dormitory Authority Revenue Bonds
5.00% due 10/01/41	350,000	357,724
4.00% due 08/01/43	250,000	286,300
5.00% due 05/01/21	5,000	5,092
5.00% due 02/15/21	5,000	5,038
New York City Industrial Development Agency Revenue Bonds
4.00% due 03/01/32	500,000	595,010
New York State Urban Development Corp. Revenue Bonds
5.00% due 03/15/35	250,000	286,212
New York Transportation Development Corp. Revenue Bonds
5.00% due 07/01/34	200,000	216,952
New York Power Authority Revenue Bonds
4.00% due 11/15/45	100,000	117,010
Total New York		3,126,728

Michigan - 3.4%
Detroit Wayne County Stadium Authority Revenue Bonds
5.00% due 10/01/26	1,000,000	1,071,660
Detroit City School District General Obligation Unlimited
5.00% due 05/01/32	500,000	534,830
5.00% due 05/01/30	300,000	321,243
Michigan State Hospital Finance Authority Revenue Bonds
5.00% due 11/15/47	200,000	236,826
Michigan State Housing Development Authority Revenue Bonds
3.35% due 12/01/34	200,000	218,666
City of Detroit Michigan Water Supply System Revenue Bonds
5.00% due 07/01/21	200,000	207,272
Flint Hospital Building Authority Revenue Bonds
5.00% due 07/01/25	100,000	114,596
Total Michigan		2,705,093

Colorado - 3.1%
E-470 Public Highway Authority Revenue Bonds
5.00% due 09/01/36	650,000	853,216
Auraria Higher Education Center Revenue Bonds
5.00% due 04/01/28	390,000	464,092
City & County of Denver Colorado Airport System Revenue Bonds
5.00% due 12/01/28	200,000	252,740
University of Colorado Revenue Bonds
5.00% due 06/01/26	200,000	252,622
Board of Governors of Colorado State University System Revenue Bonds
5.00% due 03/01/41	200,000	236,980
City & County of Denver Colorado Revenue Bonds
due 08/01/30[2]	200,000	160,990
Colorado Educational & Cultural Facilities Authority Revenue Bonds
5.00% due 03/01/47	110,000	127,263
Colorado School of Mines Revenue Bonds
5.00% due 12/01/47	100,000	117,317
Total Colorado		2,465,220

Oregon - 2.8%
Clackamas & Washington Counties School District No. 3 General Obligation Unlimited
due 06/15/48[2]	2,000,000	919,720
due 06/15/50[2]	400,000	171,712
due 06/15/49[2]	350,000	155,502
Salem-Keizer School District No. 24J General Obligation Unlimited
due 06/15/40[2]	1,250,000	763,338
University of Oregon Revenue Bonds
5.00% due 04/01/48	100,000	120,930
Oregon State Facilities Authority Revenue Bonds
5.25% due 10/01/20	30,000	30,000
Total Oregon		2,161,202

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MUNICIPAL INCOME FUND

	Face Amount	Value
District of Columbia - 2.7%
District of Columbia Revenue Bonds
4.00% due 03/01/39	$1,000,000	$1,192,220
5.00% due 04/01/21	25,000	25,602
6.25% due 04/01/21	5,000	5,101
District of Columbia General Obligation Unlimited
5.00% due 06/01/41	285,000	346,463
5.00% due 06/01/32	275,000	319,049
5.00% due 06/01/31	175,000	219,751
Total District of Columbia		2,108,186

Ohio - 2.7%
Dayton-Montgomery County Port Authority Revenue Bonds
1.84% due 09/01/38	1,600,000	1,565,024
County of Miami Ohio Revenue Bonds
5.00% due 08/01/33	200,000	248,340
American Municipal Power, Inc. Revenue Bonds
5.00% due 02/15/41	200,000	234,202
City of Middleburg Heights Ohio Revenue Bonds
5.00% due 08/01/22	15,000	16,174
University of Cincinnati Revenue Bonds
5.00% due 12/01/20	15,000	14,956
Ohio Higher Educational Facility Commission Revenue Bonds
5.00% due 01/01/22	10,000	10,503
County of Butler Ohio Revenue Bonds
5.50% due 11/01/20	10,000	9,943
State of Ohio Revenue Bonds
4.63% due 01/01/21	5,000	5,006
Total Ohio		2,104,148

Washington - 2.6%
Greater Wenatchee Regional Events Center Public Facilities District Revenue Bonds
5.00% due 09/01/27	500,000	501,785
5.25% due 09/01/32	500,000	501,055
Yakima & Kittitas Counties School District No. 119 Selah General Obligation Unlimited
5.00% due 12/01/42	200,000	245,790
County of King Washington Sewer Revenue Bonds
5.00% due 07/01/42	200,000	243,662
Central Puget Sound Regional Transit Authority Revenue Bonds
5.00% due 11/01/41	200,000	242,234
Washington State Convention Center Public Facilities District Revenue Bonds
5.00% due 07/01/48	200,000	223,142
Washington Health Care Facilities Authority Revenue Bonds
5.00% due 02/01/21	35,000	35,549
County of King Washington General Obligation Limited
4.00% due 12/01/20	10,000	9,964
Total Washington		2,003,181

Arizona - 2.5%
Arizona Industrial Development Authority Revenue Bonds
2.12% due 07/01/37	1,197,215	1,195,994
Maricopa County Industrial Development Authority Revenue Bonds
5.00% due 01/01/41	250,000	300,657
Salt Verde Financial Corp. Revenue Bonds
5.00% due 12/01/32	200,000	261,108
Pinal County Elementary School District No. 4 Casa Grande General Obligation Unlimited
5.00% due 07/01/37	100,000	125,681
Industrial Development Authority of the County of Pima Revenue Bonds
7.13% due 06/01/21	75,000	78,349
Total Arizona		1,961,789

Georgia - 2.0%
Private Colleges & Universities Authority Revenue Bonds
5.00% due 09/01/48	1,000,000	1,252,460
Savannah Economic Development Authority Revenue Bonds
5.00% due 12/01/28	200,000	238,286
due 12/01/21[2]	20,000	19,714
Thomasville Hospital Authority Revenue Bonds
5.25% due 11/02/20	25,000	25,106
Richmond County Development Authority Revenue Bonds
due 12/01/21[2]	10,000	9,857
Total Georgia		1,545,423

Pennsylvania - 1.9%
Pennsylvania Economic Development Financing Authority Revenue Bonds
5.00% due 02/01/27	500,000	577,535
Reading School District General Obligation Unlimited
5.00% due 02/01/27	300,000	355,083
Pittsburgh Water & Sewer Authority Revenue Bonds
5.25% due 09/01/36	300,000	340,383
Allegheny County Hospital Development Authority Revenue Bonds
5.00% due 07/15/32	100,000	127,267
Wilkes-Barre Finance Authority Revenue Bonds
5.00% due 11/01/20	50,000	50,167
State Mary Hospital Authority Revenue Bonds
5.00% due 11/15/20	40,000	40,230

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MUNICIPAL INCOME FUND

	Face Amount	Value
Township of Cheltenham Pennsylvania General Obligation Unlimited
3.00% due 07/01/21	$10,000	$10,105
City of Erie Pennsylvania General Obligation Unlimited
3.10% due 11/15/22	5,000	5,244
Armstrong School District General Obligation Limited
6.95% due 03/15/21	5,000	5,097
Pennsylvania Turnpike Commission Revenue Bonds
6.00% due 12/01/20	5,000	4,998
Total Pennsylvania		1,516,109

Illinois - 1.8%
City of Chicago Illinois Wastewater Transmission Revenue Bonds
5.25% due 01/01/42	400,000	483,596
Chicago O’Hare International Airport Revenue Bonds
5.00% due 01/01/34	300,000	345,810
Metropolitan Water Reclamation District of Greater Chicago General Obligation Unlimited
5.00% due 12/01/25	200,000	242,638
University of Illinois Revenue Bonds
6.00% due 10/01/29	200,000	224,692
Cook County School District No. 104 Summit General Obligation Unlimited
due 12/01/22[2]	100,000	99,139
Total Illinois		1,395,875

Louisiana - 1.7%
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds
5.00% due 10/01/37	500,000	573,035
5.00% due 10/01/26	150,000	183,472
5.50% due 10/01/20	25,000	25,000
City of Shreveport Louisiana Water & Sewer Revenue Bonds
5.00% due 12/01/35	250,000	306,797
Lafayette Public Trust Financing Authority Revenue Bonds
5.50% due 10/01/20	200,000	200,000
State Tammany Parish Hospital Service District No. 2 General Obligation Unlimited
4.50% due 03/01/21	10,000	10,074
Louisiana Public Facilities Authority Revenue Bonds
5.00% due 05/15/26	5,000	6,179
Total Louisiana		1,304,557

North Carolina - 1.2%
North Carolina Turnpike Authority Revenue Bonds
5.00% due 01/01/27	300,000	371,349
North Carolina Central University Revenue Bonds
5.00% due 04/01/44	300,000	358,923
County of New Hanover North Carolina Revenue Bonds
5.00% due 10/01/22	150,000	163,648
North Carolina Eastern Municipal Power Agency Revenue Bonds
4.50% due 01/01/22	15,000	15,163
North Carolina Medical Care Commission Revenue Bonds
6.63% due 07/01/21	10,000	10,373
Total North Carolina		919,456

West Virginia - 1.1%
West Virginia Higher Education Policy Commission Revenue Bonds
5.00% due 04/01/29	500,000	533,555
West Virginia Hospital Finance Authority Revenue Bonds
5.00% due 06/01/42	300,000	354,378
Total West Virginia		887,933

New Jersey - 1.0%
New Jersey Turnpike Authority Revenue Bonds
5.00% due 01/01/31	300,000	372,333
New Jersey Economic Development Authority Revenue Bonds
5.00% due 06/01/28	250,000	305,815
New Jersey Health Care Facilities Financing Authority Revenue Bonds
5.25% due 07/01/21	35,000	36,324
4.75% due 11/15/20	15,000	14,933
North Hudson Sewerage Authority Revenue Bonds
due 12/15/21[2]	50,000	49,778
New Jersey Transportation Trust Fund Authority Revenue Bonds
5.50% due 06/15/21	20,000	20,557
Total New Jersey		799,740

Virginia - 1.0%
Virginia College Building Authority Revenue Bonds
5.00% due 02/01/25	250,000	300,995
University of Virginia Revenue Bonds
5.00% due 04/01/38	200,000	247,060
Loudoun County Economic Development Authority Revenue Bonds
due 07/01/49[2]	500,000	205,555

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MUNICIPAL INCOME FUND

	Face Amount	Value
City of Norfolk Virginia General Obligation Unlimited
2.50% due 10/01/46[4]	$5,000	$5,175
Total Virginia		758,785

Mississippi - 0.9%
Mississippi Development Bank Revenue Bonds
6.50% due 10/01/31	500,000	510,185
6.25% due 10/01/26	230,000	234,400
Total Mississippi		744,585

Oklahoma - 0.9%
Oklahoma Development Finance Authority Revenue Bonds
5.00% due 08/15/28	350,000	428,169
Oklahoma City Airport Trust Revenue Bonds
5.00% due 07/01/30	200,000	247,254
Oklahoma Turnpike Authority Revenue Bonds
5.00% due 01/01/21	10,000	10,021
Total Oklahoma		685,444

Arkansas - 0.8%
County of Baxter Arkansas Revenue Bonds
5.00% due 09/01/26	330,000	377,055
University of Arkansas Revenue Bonds
5.00% due 11/01/47	200,000	241,226
Total Arkansas		618,281

Wisconsin - 0.7%
State of Wisconsin General Obligation Unlimited
5.00% due 05/01/32	200,000	273,066
5.00% due 05/01/33	200,000	270,662
Public Finance Authority Revenue Bonds
5.00% due 12/01/20	20,000	20,951
4.75% due 12/01/20	20,000	20,942
Total Wisconsin		585,621

Puerto Rico - 0.7%
Puerto Rico Highway & Transportation Authority Revenue Bonds
5.25% due 07/01/41	250,000	277,478
Puerto Rico Public Buildings Authority Revenue Bonds
6.00% due 07/01/23	250,000	259,898
Commonwealth of Puerto Rico General Obligation Unlimited
5.25% due 07/01/24	45,000	46,148
Total Puerto Rico		583,524

Nebraska - 0.6%
Central Plains Energy Project Revenue Bonds
5.00% due 09/01/29	200,000	253,692
Nebraska Investment Finance Authority Revenue Bonds
3.40% due 09/01/39	200,000	214,770
Total Nebraska		468,462

Alaska - 0.4%
University of Alaska Revenue Bonds
5.00% due 10/01/40	260,000	283,249

Nevada - 0.4%
Las Vegas Valley Water District General Obligation Ltd.
5.00% due 06/01/27	230,000	277,141

Indiana - 0.3%
Indiana Finance Authority Revenue Bonds
5.00% due 10/01/41	100,000	118,119
5.13% due 03/01/21	50,000	51,018
5.00% due 03/01/21	10,000	10,098
Jeffersonville Housing, Inc. Revenue Bonds
7.25% due 11/15/21	50,000	53,739
7.25% due 11/15/20	15,000	14,972
Karl King Housing, Inc. Revenue Bonds
7.25% due 11/15/20	5,000	4,991
Total Indiana		252,937

Massachusetts - 0.3%
Massachusetts Development Finance Agency Revenue Bonds
5.00% due 10/01/34	150,000	194,233
5.00% due 04/01/21	55,000	56,290
Total Massachusetts		250,523

South Carolina - 0.3%
Charleston County Airport District Revenue Bonds
5.00% due 07/01/43	200,000	241,958

Vermont - 0.3%
Vermont Educational & Health Buildings Financing Agency Revenue Bonds
5.00% due 12/01/46	200,000	227,986

Tennessee - 0.3%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue Bonds
2.48% due 12/01/37	200,000	205,826

Florida - 0.2%
Greater Orlando Aviation Authority Revenue Bonds
5.00% due 10/01/32	100,000	124,845
County of Miami-Dade Florida Aviation Revenue Bonds
5.38% due 10/01/20	35,000	35,000
5.00% due 10/01/20	30,000	30,000
Total Florida		189,845

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MUNICIPAL INCOME FUND

	Face Amount	Value
South Dakota - 0.2%
South Dakota Board of Regents Housing & Auxiliary Facilities System Revenue Bonds
5.00% due 04/01/34	$150,000	$179,999

Kansas - 0.2%
University of Kansas Hospital Authority Revenue Bonds
5.00% due 09/01/48	100,000	121,684
Riley County Unified School District No. 383 Manhattan-Ogden General Obligation Unlimited
due 09/01/21[2]	25,000	16,371
Total Kansas		138,055

Idaho - 0.2%
Idaho Housing & Finance Association Revenue Bonds
5.00% due 07/15/30	100,000	131,386

Rhode Island - 0.2%
Rhode Island Health and Educational Building Corp. Revenue Bonds
5.00% due 05/15/42	100,000	124,253

Utah - 0.2%
South Davis Metro Fire Service Area Revenue Bonds
5.00% due 12/01/34	100,000	123,851

Iowa - 0.2%
PEFA, Inc. Revenue Bonds
5.00% (VRDN) due 09/01/26[3]	100,000	121,337

Montana - 0.1%
Montana State Board of Regents Revenue Bonds
5.00% due 11/15/43	100,000	117,673

Alabama - 0.0%
Saraland Public Educational Building Authority Revenue Bonds
4.25% due 06/01/21	30,000	30,793
Phenix City Public Building Authority Revenue Bonds
4.38% due 04/01/21	5,000	5,055
Total Alabama		35,848

New Mexico - 0.0%
City of Albuquerque New Mexico Revenue Bonds
5.00% due 07/01/25	30,000	34,402

Missouri - 0.0%
Joplin Industrial Development Authority Revenue Bonds
5.00% due 02/15/21	15,000	15,116
Health & Educational Facilities Authority of the State of Missouri Revenue Bonds
6.75% due 10/01/20	15,000	14,850
Total Missouri		29,966

Kentucky - 0.0%
City of Pikeville Kentucky Revenue Bonds
6.25% due 03/01/21	5,000	5,075
6.00% due 03/01/21	5,000	5,070
Total Kentucky		10,145

Maryland - 0.0%
Maryland Health & Higher Educational Facilities Authority Revenue Bonds
5.00% due 07/01/27	5,000	5,844

Guam - 0.0%
Guam Power Authority Revenue Bonds
5.50% due 10/01/20	5,000	4,950
Total Municipal Bonds
(Cost $58,899,447)		61,613,038

Total Investments - 100.1%
(Cost $75,532,081)		$78,457,298
Other Assets & Liabilities, net - (0.1)%		(89,001)
Total Net Assets - 100.0%		$78,368,297

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of September 30, 2020.
[2]	Zero coupon rate security.
[3]

The rate is adjusted periodically by the counterparty, allows the holder to tender the security upon a rate reset, and is not based upon a set reference rate and spread. Rate indicated is the rate effective at September 30, 2020.

[4]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2020. See table below for additional step information for each security.

[5]	Security has no current coupon. However, a coupon rate will come into effect at a future rate reset date.
VRDN — Variable Rate Demand Note

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2020
MUNICIPAL INCOME FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Exchange-Traded Funds	$3,805,120	$—	$—	$3,805,120
Closed-End Funds	9,237,935	—	—	9,237,935
Money Market Fund	3,801,205	—	—	3,801,205
Municipal Bonds	—	61,613,038	—	61,613,038
Total Assets	$16,844,260	$61,613,038	$—	$78,457,298

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
City of Norfolk Virginia General Obligation Unlimited, 2.50% due 10/01/46	3.00%	10/01/22	3.75% - 5.00%	10/01/26 - 10/01/41
College of the Sequoias Tulare Area Improvement District No. 3 General Obligation Unlimited, due 08/01/42	6.85%	08/01/32	—	—
Riverside County Redevelopment Successor Agency Tax Allocation, due 10/01/37	5.00%	10/01/21	—	—

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2020

Assets:
Investments, at value (cost $75,532,081)	$78,457,298
Cash	5,758
Prepaid expenses	41,455
Receivables:
Interest	508,774
Fund shares sold	99,570
Dividends	23,107
Investment Adviser	1,669
Total assets	79,137,631

Liabilities:
Payable for:
Securities purchased	659,001
Fund shares redeemed	34,431
Distribution and service fees	14,680
Distributions to shareholders	9,670
Fund accounting/administration fees	8,536
Transfer agent/maintenance fees	3,889
Trustees’ fees*	1,856
Miscellaneous	37,271
Total liabilities	769,334
Net assets	$78,368,297

Net assets consist of:
Paid in capital	$75,456,241
Total distributable earnings (loss)	2,912,056
Net assets	$78,368,297

A-Class:
Net assets	$62,583,393
Capital shares outstanding	4,731,918
Net asset value per share	$13.23
Maximum offering price per share (Net asset value divided by 96.00%)	$13.78

C-Class:
Net assets	$2,176,952
Capital shares outstanding	164,727
Net asset value per share	$13.22

P-Class:
Net assets	$201,836
Capital shares outstanding	15,270
Net asset value per share	$13.22

Institutional Class:
Net assets	$13,406,116
Capital shares outstanding	1,013,670
Net asset value per share	$13.23

STATEMENT OF OPERATIONS
Year Ended September 30, 2020

Investment Income:
Dividends	$226,582
Interest	1,522,039
Total investment income	1,748,621

Expenses:
Management fees	316,162
Distribution and service fees:
A-Class	120,040
C-Class	20,355
P-Class	572
Transfer agent/maintenance fees:
A-Class	39,442
C-Class	1,792
P-Class	616
Institutional Class	14,376
Registration fees	68,102
Fund accounting/administration fees	56,255
Professional fees	45,446
Trustees’ fees*	17,961
Custodian fees	6,950
Line of credit fees	5,387
Miscellaneous	39,848
Recoupment of previously waived fees:
A-Class	922
C-Class	20
P-Class	1
Institutional Class	31
Total expenses	754,278
Less:
Expenses reimbursed by Adviser:
A-Class	(38,970)
C-Class	(1,805)
P-Class	(611)
Institutional Class	(14,339)
Expenses waived by Adviser	(206,125)
Earnings credits applied	(106)
Total waived/reimbursed expenses	(261,956)
Net expenses	492,322
Net investment income	1,256,299

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	115,856
Net realized gain	115,856
Net change in unrealized appreciation (depreciation) on:
Investments	344,828
Net change in unrealized appreciation (depreciation)	344,828
Net realized and unrealized gain	460,684
Net increase in net assets resulting from operations	$1,716,983

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

MUNICIPAL INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,256,299	$993,833
Net realized gain (loss) on investments	115,856	(42,831)
Net change in unrealized appreciation (depreciation) on investments	344,828	2,182,973
Net increase in net assets resulting from operations	1,716,983	3,133,975

Distributions to shareholders:
A-Class	(938,323)	(736,110)
C-Class	(24,954)	(39,446)
P-Class	(4,476)	(2,756)
Institutional Class	(288,553)	(318,435)
Total distributions to shareholders	(1,256,306)	(1,096,747)

Capital share transactions:
Proceeds from sale of shares
A-Class	31,221,279	26,456,149
C-Class	611,241	548,605
P-Class	902,089	164,344
Institutional Class	13,484,207	5,941,830
Distributions reinvested
A-Class	802,587	506,049
C-Class	22,789	31,368
P-Class	4,476	2,756
Institutional Class	283,837	305,395
Cost of shares redeemed
A-Class	(12,445,554)	(11,365,476)
C-Class	(439,495)	(1,103,845)
P-Class	(915,765)	(3,449)
Institutional Class	(14,294,302)	(1,928,600)
Net increase from capital share transactions	19,237,389	19,555,126
Net increase in net assets	19,698,066	21,592,354

Net assets:
Beginning of year	58,670,231	37,077,877
End of year	$78,368,297	$58,670,231

Capital share activity:
Shares sold
A-Class	2,381,376	2,038,962
C-Class	46,635	42,762
P-Class	67,519	12,827
Institutional Class	1,026,721	464,446
Shares issued from reinvestment of distributions
A-Class	61,069	39,477
C-Class	1,738	2,466
P-Class	341	214
Institutional Class	21,612	23,869
Shares redeemed
A-Class	(949,737)	(891,195)
C-Class	(34,716)	(87,169)
P-Class	(68,344)	(264)
Institutional Class	(1,098,996)	(151,514)
Net increase in shares	1,455,218	1,494,881

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$13.12	$12.46	$12.70	$12.86	$12.52
Income (loss) from investment operations:
Net investment income (loss)[a]	.26	.30	.30	.27	.26
Net gain (loss) on investments (realized and unrealized)	.11	.70	(.24)	(.15)	.34
Total from investment operations	.37	1.00	.06	.12	.60
Less distributions from:
Net investment income	(.26)	(.30)	(.30)	(.28)	(.26)
Net realized gains	—	(.04)	—	—	—
Total distributions	(.26)	(.34)	(.30)	(.28)	(.26)
Net asset value, end of period	$13.23	$13.12	$12.46	$12.70	$12.86

Total Return[b]	2.85%	8.13%	0.44%	0.94%	4.85%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$62,583	$42,512	$25,570	$33,515	$41,283
Ratios to average net assets:
Net investment income (loss)	1.95%	2.31%	2.35%	2.19%	2.06%
Total expenses[c]	1.21%	1.34%	1.30%	1.20%	1.18%
Net expenses[d,e,f]	0.81%	0.81%	0.80%	0.82%	0.81%
Portfolio turnover rate	58%	30%	13%	31%	61%

C-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$13.11	$12.45	$12.69	$12.86	$12.52
Income (loss) from investment operations:
Net investment income (loss)[a]	.16	.21	.20	.18	.16
Net gain (loss) on investments (realized and unrealized)	.11	.69	(.24)	(.17)	.35
Total from investment operations	.27	.90	(.04)	.01	.51
Less distributions from:
Net investment income	(.16)	(.20)	(.20)	(.18)	(.17)
Net realized gains	—	(.04)	—	—	—
Total distributions	(.16)	(.24)	(.20)	(.18)	(.17)
Net asset value, end of period	$13.22	$13.11	$12.45	$12.69	$12.86

Total Return[b]	2.09%	7.33%	(0.30%)	0.12%	4.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,177	$1,981	$2,403	$3,768	$5,008
Ratios to average net assets:
Net investment income (loss)	1.23%	1.63%	1.60%	1.44%	1.26%
Total expenses[c]	1.97%	2.12%	2.11%	1.92%	1.89%
Net expenses[d,e,f]	1.56%	1.56%	1.55%	1.57%	1.56%
Portfolio turnover rate	58%	30%	13%	31%	61%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$13.13	$12.46	$12.70	$12.86	$12.52
Income (loss) from investment operations:
Net investment income (loss)[a]	.26	.29	.29	.25	.26
Net gain (loss) on investments (realized and unrealized)	.09	.72	(.23)	(.14)	.34
Total from investment operations	.35	1.01	.06	.11	.60
Less distributions from:
Net investment income	(.26)	(.30)	(.30)	(.27)	(.26)
Net realized gains	—	(.04)	—	—	—
Total distributions	(.26)	(.34)	(.30)	(.27)	(.26)
Net asset value, end of period	$13.22	$13.13	$12.46	$12.70	$12.86

Total Return	2.69%	8.20%	0.44%	0.89%	4.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$202	$207	$37	$111	$84
Ratios to average net assets:
Net investment income (loss)	1.96%	2.25%	2.32%	2.01%	2.00%
Total expenses[c]	1.40%	1.55%	1.72%	1.27%	1.21%
Net expenses[d,e,f]	0.81%	0.81%	0.80%	0.82%	0.79%
Portfolio turnover rate	58%	30%	13%	31%	61%

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$13.13	$12.46	$12.71	$12.87	$12.53
Income (loss) from investment operations:
Net investment income (loss)[a]	.29	.33	.33	.30	.29
Net gain (loss) on investments (realized and unrealized)	.10	.71	(.25)	(.15)	.34
Total from investment operations	.39	1.04	.08	.15	.63
Less distributions from:
Net investment income	(.29)	(.33)	(.33)	(.31)	(.29)
Net realized gains	—	(.04)	—	—	—
Total distributions	(.29)	(.37)	(.33)	(.31)	(.29)
Net asset value, end of period	$13.23	$13.13	$12.46	$12.71	$12.87

Total Return	3.03%	8.48%	0.61%	1.19%	5.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,406	$13,970	$9,067	$15,914	$24,126
Ratios to average net assets:
Net investment income (loss)	2.23%	2.59%	2.59%	2.43%	2.24%
Total expenses[c]	1.00%	1.08%	1.09%	0.88%	0.84%
Net expenses[d,e,f]	0.56%	0.56%	0.55%	0.57%	0.56%
Portfolio turnover rate	58%	30%	13%	31%	61%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	9/30/20	9/30/19	9/30/18	9/30/17
A-Class	0.00%*	0.00%*	—	—
C-Class	0.00%*	—	—	—
P-Class	0.00%*	—	—	0.04%
Institutional Class	0.00%*	—	—	—

*	Less than 0.01%

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	9/30/20	9/30/19	9/30/18	9/30/17	9/30/16
A-Class	0.80%	0.80%	0.80%	0.80%	0.80%
C-Class	1.55%	1.55%	1.55%	1.55%	1.55%
P-Class	0.80%	0.80%	0.80%	0.80%	0.78%
Institutional Class	0.55%	0.55%	0.55%	0.55%	0.55%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. The High Yield Fund offers R6-Class shares. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2020, the Trust consisted of nineteen funds.

As of January 1, 2012, A-Class, C-Class and Institutional Class shares of High Yield Fund are subject to a 2% redemption fee when shares are redeemed or exchanged within 90 days of purchase.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Diversified Income Fund	Diversified
High Yield Fund	Diversified
Investment Grade Bond Fund	Diversified
Municipal Income Fund	Diversified

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (“GPIM”), which operates under the name Guggenheim Investments), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

GPIM, an affiliate of GI, serves as investment sub-advisor (the “Sub-Advisor”) to the Municipal Income Fund and is responsible for the day-to-day management of the Fund’s portfolio.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures,

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including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of interest rate swap agreements entered into by a fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the previous day’s Chicago Mercantile Exchange close price, adjusted for the current day’s spreads.

The values of other swap agreements entered into by the Fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

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Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Trust invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Funds’ Schedules of Investments.

The Funds invest in loans and other similar debt obligations (“obligations”). A portion of the Funds’ investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Funds may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Funds may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Funds are subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Funds may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interest on When-Issued Securities

The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Funds on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(e) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters

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into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(f) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(g) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(h) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(i) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(j) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2020, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(k) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes

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withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

Certain Funds may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Funds and included in interest income on the Statements of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statements of Operations at the end of the commitment period.

(l) Distributions

The Funds declare dividends from investment income daily, except for Diversified Income Fund, which declares monthly. Each Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

(m) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(n) Earnings Credits

Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statements of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2020, are disclosed in the Statements of Operations.

(o) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.09% at September 30, 2020.

(p) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Derivatives

As part of their investment strategy, the Funds utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and

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to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Funds’ use and volume of call/put options purchased on a monthly basis:

		Average Notional Amount
Fund	Use	Call	Put
Investment Grade Bond Fund	Hedge	$—	$936,000,000

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Diversified Income Fund	Hedge	$—	$373,691
Investment Grade Bond Fund	Duration, Hedge, Income	—	1,157,161

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral

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or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Investment Grade Bond Fund	Income	$2,832,976	$3,642,060

Interest rate swaps involve the exchange by the Funds with another party for their respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Funds’ use and volume of interest rate swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Pay Floating Rate	Receive Floating Rate
Investment Grade Bond Fund	Duration, Hedge	$61,751,917	$21,642,750

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally-cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

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The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Protection Sold	Protection Purchased
High Yield Fund	Index exposure	$11,938,333	$—
Investment Grade Bond Fund	Hedge, Index exposure	53,889,925	58,100,000

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Funds may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Funds’ use and volume of forward foreign currency exchange contracts on a monthly basis:

		Average Value
Fund	Use	Purchased	Sold
High Yield Fund	Hedge	$286,813	$3,205,489
Investment Grade Bond Fund	Hedge, Income	51,566,906	108,550,829

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2020:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Interest Rate contracts	Variation margin on interest rate swap agreements
Unamortized upfront premiums paid on interest rate swap agreements
Investments in unaffiliated issuers, at value
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
Credit contracts	Variation margin on credit default swap agreements	Variation margin on credit default swap agreements
	Unamortized upfront premiums paid on credit default swap agreements	Unamortized upfront premiums received on credit default swap agreements
Unrealized depreciation on OTC swap agreements

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The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at September 30, 2020:

Asset Derivative Investments Value
Fund	Swaps Interest Rate Risk*	Swaps Credit Risk*	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2020
High Yield Fund	$—	$59,854	$—	$8,099	$67,953
Investment Grade Bond Fund	764,035	1,423,848	3,726,800	5,602,037	11,516,720

Liability Derivative Investments Value
Fund	Swaps Interest Rate Risk*	Swaps Credit Risk*	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2020
High Yield Fund	$—	$—	$—	$10,569	$10,569
Investment Grade Bond Fund	324	5,423	—	1,256,001	1,261,748

*

Includes cumulative appreciation (depreciation) of OTC and centrally-cleared swap agreements as reported on the Schedules of Investments. For centrally-cleared swap agreements, variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended September 30, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Interest Rate/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Interest Rate contracts	Net change in unrealized appreciation (depreciation) on options purchased

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended September 30, 2020:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total
Diversified Income Fund	$(359,447)	$—	$—	$—	$—	$—	$(359,447)
High Yield Fund	—	—	—	1,034,506	—	(30,518)	1,003,988
Investment Grade Bond Fund	—	430,117	2,995,051	6,086,551	—	1,958,929	11,470,648

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Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total
High Yield Fund	$—	$—	$—	$59,854	$—	$(25,206)	$34,648
Investment Grade Bond Fund	—	—	1,119,030	3,170,349	1,655,357	1,912,396	7,857,132

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs

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NOTES TO FINANCIAL STATEMENTS (continued)

OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
High Yield Fund	Forward foreign currency exchange contracts	$8,099	$—	$8,099	$—	$—	$8,099
Investment Grade Bond Fund	Credit index swap agreements	33,376	—	33,376	—	(33,376)	—
	Forward foreign currency exchange contracts	5,602,037	—	5,602,037	(1,089,734)	(4,221,659)	290,644
	Options purchased	3,726,800	—	3,726,800	—	(1,513,550)	2,213,250

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NOTES TO FINANCIAL STATEMENTS (continued)

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
High Yield Fund	Forward foreign currency exchange contracts	$10,569	$—	$10,569	$—	$—	$10,569
Investment Grade Bond Fund	Forward foreign currency exchange contracts	1,256,001	—	1,256,001	(1,089,734)	—	166,267

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2020.

Fund	Counterparty/Clearing Agent	Asset Type	Cash Pledged	Cash Received
High Yield Fund	BofA Securities, Inc.	Credit default swap agreements	$—	$1,013,742
Investment Grade Bond Fund	BofA Securities, Inc.	Credit default swap agreements	930,402	—
	BofA Securities, Inc.	Interest rate swap agreements	46,784	—
	BofA Securities, Inc.	Options, Credit index swap agreements	—	325,000
	Citibank N.A., New York	Forward foreign currency exchange contracts	—	1,590,000
	Goldman Sachs International	Forward foreign currency exchange contracts, Options	—	2,990,000
	Morgan Stanley Capital Services LLC	Forward foreign currency exchange contracts, Options	—	1,019,290
Investment Grade Bond Fund Total			977,186	5,924,290

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

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NOTES TO FINANCIAL STATEMENTS (continued)

Independent pricing services are used to value a majority of the Funds’ investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Funds’ assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Funds’ assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Funds may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Diversified Income Fund	0.75%
High Yield Fund	0.60%
Investment Grade Bond Fund	0.39%
Municipal Income Fund	0.50%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

Contractual expense limitation agreements for the following Funds provide that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Diversified Income Fund - A-Class	1.30%	01/29/16	02/01/21
Diversified Income Fund - C-Class	2.05%	01/29/16	02/01/21
Diversified Income Fund - P-Class	1.30%	01/29/16	02/01/21
Diversified Income Fund - Institutional Class	1.05%	01/29/16	02/01/21
High Yield Fund A-Class	1.16%	11/30/12	02/01/21
High Yield Fund C-Class	1.91%	11/30/12	02/01/21
High Yield Fund P-Class	1.16%	05/01/15	02/01/21
High Yield Fund - Institutional Class	0.91%	11/30/12	02/01/21
High Yield Fund - R6-Class	0.91%	05/15/17	02/01/21
Investment Grade Bond Fund - A-Class	0.79%	11/30/12	02/01/21
Investment Grade Bond Fund - C-Class	1.54%	11/30/12	02/01/21
Investment Grade Bond Fund - P-Class	0.79%	05/01/15	02/01/21
Investment Grade Bond Fund - Institutional Class	0.50%	11/30/12	02/01/21
Municipal Income Fund - A-Class	0.80%	11/30/12	02/01/21
Municipal Income Fund - C-Class	1.55%	11/30/12	02/01/21
Municipal Income Fund - P-Class	0.80%	05/01/15	02/01/21
Municipal Income Fund - Institutional Class	0.55%	11/30/12	02/01/21

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At September 30, 2020, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

Fund	2021	2022	2023	Total
Diversified Income Fund
A-Class	$4,873	$4,237	$7,853	$16,963
C-Class	5,069	14,152	13,188	32,409
P-Class	4,482	3,371	3,667	11,520
Institutional Class	191,684	148,929	161,912	502,525
High Yield Fund
A-Class	—	—	779	779
C-Class	—	—	463	463
P-Class	8,622	1,761	1,010	11,393
Institutional Class	—	—	2,320	2,320
R6-Class	—	—	—	—
Investment Grade Bond Fund
A-Class	156,533	114,831	101,962	373,326
C-Class	43,011	23,323	20,037	86,371
P-Class	42,627	66,557	60,229	169,413
Institutional Class	174,956	535,891	633,157	1,344,004
Municipal Income Fund
A-Class	147,177	153,746	194,998	495,921
C-Class	17,294	11,587	8,471	37,352
P-Class	634	838	1,347	2,819
Institutional Class	67,892	58,964	57,034	183,890

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NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended September 30, 2020, GI recouped amounts from the Funds as follows:

High Yield Fund	$84,187
Investment Grade Bond Fund	9,284
Municipal Income Fund	974

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended September 30, 2020, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Diversified Income Fund	$33,318
Investment Grade Bond Fund	619

For the year ended September 30, 2020, GFD retained sales charges of $253,986 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

At September 30, 2020, GI and its affiliates owned over twenty percent of the outstanding shares of the Funds, as follows

Fund	Percent of Outstanding Shares Owned
Diversified Income Fund	94%

Note 6 – Reverse Repurchase Agreements

Each of the Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the year ended September 30, 2020, the following Funds entered into reverse repurchase agreements:

Fund	Number of Days Outstanding	Balance at September 30, 2020	Average Balance Outstanding	Average Interest Rate
High Yield Fund	366	$12,314,983	$18,794,591	1.55%
Investment Grade Bond Fund	156	13,531,237	15,880,155	0.00	%*

*	Less than 0.01%

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table presents reverse repurchase agreements that are subject to netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
High Yield Fund	Reverse repurchase agreements	$12,314,983	—	$12,314,983	$(12,314,983)	$—	$—
Investment Grade Bond Fund	Reverse repurchase agreements	13,531,237	—	13,531,237	(13,531,237)	—	—

As of September 30, 2020, the High Yield Fund and the Investment Grade Bond Fund had $12,314,983 and $13,531,237, respectively, in reverse repurchase agreements outstanding. As of September 30, 2020, the High Yield Fund and the Investment Grade Bond Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Fund	Counterparty	Interest Rate(s)	Maturity Date(s)	Face Value
High Yield Fund	Barclays Capital, Inc.	(0.35%) - 0.10%	Open Maturity	$880,990
	BMO Capital Markets Corp.	0.45%	Open Maturity	3,616,914
	Credit Suisse Securities (USA) LLC	0.35%	Open Maturity	1,470,153
	J.P. Morgan Securities LLC	0.40%	Open Maturity	499,232
	RBC Capital Markets LLC	0.45% - 0.60%	Open Maturity	5,847,694
				$12,314,983

Investment Grade Bond Fund	Bank of Montreal	0.23%	11/16/20	$6,702,321
	J.P. Morgan Securities LLC	0.23%	11/10/20	6,828,916
				$13,531,237

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of year-end, aggregated by asset class of the related collateral pledged by the Funds:

Fund	Asset Type	Overnight and Continuous	31 - 90 days	Total
High Yield Fund	Corporate Bonds	$12,314,983	$—	$12,314,983
Gross amount of recognized liabilities for reverse repurchase agreements		$12,314,983	$—	$12,314,983

Investment Grade Bond Fund	Federal Agency Notes	$—	$13,531,237	$13,531,237
Gross amount of recognized liabilities for reverse repurchase agreements		$—	$13,531,237	$13,531,237

Note 7 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to

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NOTES TO FINANCIAL STATEMENTS (continued)

be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2020 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Tax-Exempt Income	Total Distributions
Diversified Income Fund	$230,515	$21,270	$—	$251,785
High Yield Fund	23,332,303	—	—	23,332,303
Investment Grade Bond Fund	24,366,675	—	—	24,366,675
Municipal Income Fund	—	—	1,256,306	1,256,306

The tax character of distributions paid during the year ended September 30, 2019 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Tax-Exempt Income	Total Distributions
Diversified Income Fund	$209,067	$70,988	$—	$280,055
High Yield Fund	25,753,666	—	—	25,753,666
Investment Grade Bond Fund	17,731,807	—	—	17,731,807
Municipal Income Fund	101,376	98,198	897,173	1,096,747

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2020 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Diversified Income Fund	$60,223	$—	$205,155	$(309,763)	$(23,946)	$(68,331)
High Yield Fund	—	—	(8,195,986)	(29,366,926)	(1,697,022)	(39,259,934)
Investment Grade Bond Fund	28,271,357	8,427,954	65,768,714	—	(3,060,126)	99,407,899
Municipal Income Fund	118,381	—	2,922,642	(10,477)	(118,490)	2,912,056

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2020, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
Diversified Income Fund	$(163,143)	$(146,620)	$(309,763)
High Yield Fund	(2,701,748)	(25,890,398)	(28,592,146)
Municipal Income Fund	(10,477)	—	(10,477)

For the year ended September 30, 2020, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Investment Grade Bond Fund	$2,742,195
Municipal Income Fund	118,431

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NOTES TO FINANCIAL STATEMENTS (continued)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in swaps and CLO securities, foreign currency gains and losses, “mark-to-market” of forward foreign currency exchange contracts, losses deferred due to wash sales, the deferral of qualified late-year losses, reclassification of distributions, distributions in connection with redemption of fund shares, and dividends payable. Additional differences may result from the tax treatment of bond premium/discount amortization, paydown reclasses, non-deductible expenses, income accruals on certain investments, and the “mark-to-market” of certain investments denominated in foreign currencies. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of September 30, 2020 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Diversified Income Fund	$(783)	$783
Investment Grade Bond Fund	4,163,424	(4,163,424)

At September 30, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Diversified Income Fund	$6,303,315	$287,524	$(82,369)	$205,155
High Yield Fund	401,833,962	11,989,998	(20,570,507)	(8,580,509)
Investment Grade Bond Fund	1,499,469,937	75,580,076	(9,812,619)	65,767,457
Municipal Income Fund	75,534,656	3,145,319	(222,677)	2,922,642

Pursuant to U.S. federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and September 30 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and September 30 of each year as occurring on the first day of the following tax year. For the year ended September 30, 2020, the following losses reflected in the accompanying financial statements were deferred for U.S. federal income tax purposes until October 1, 2020:

Fund	Ordinary	Capital
High Yield Fund	$(774,780)	$—

Note 8 – Securities Transactions

For the year ended September 30, 2020, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Diversified Income Fund	$4,469,732	$5,185,676
High Yield Fund	315,981,573	364,647,803
Investment Grade Bond Fund	1,564,777,026	800,669,254
Municipal Income Fund	50,308,881	34,461,810

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NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended September 30, 2020, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Investment Grade Bond Fund	$349,671,249	$416,800,681

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2020, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain
High Yield Fund	$4,074,350	$13,981,890	$194,123
Investment Grade Bond Fund	11,161,740	3,817,784	112,995

Note 9 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, certain Funds held unfunded loan commitments as of September 30, 2020. The Funds are obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of September 30, 2020, were as follows:

Fund	Borrower	Maturity Date	Face Amount	Value
High Yield Fund
	Aspect Software, Inc.	07/15/23	$91,145	$859
	CCC Information Services, Inc.	04/27/22	750,000	6,405
	National Technical Systems	06/14/21	250,000	5,000
	Packaging Coordinators Midco, Inc.	07/01/21	1,176,923	22,076
	Solera LLC	12/02/22	1,250,000	27,425
			$3,518,068	$61,765
Investment Grade Bond Fund
	Venture Global Calcasieu Pass LLC	08/19/26	$2,000,000	$163,932

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 10 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Fund	Restricted Securities	Acquisition Date	Cost	Value
High Yield Fund
	Basic Energy Services, Inc.
	10.75% due 10/15/23	09/25/18	$1,216,967	$251,125
	Beverages & More, Inc.
	11.50% due 06/15/22	06/16/17	2,991,383	2,751,000
	Bruce Mansfield
	due 08/01/23[1]	11/07/18	983,013	2,520
	Mirabela Nickel Ltd.
	due 06/24/19[1]	12/31/13	252,369	13,906
			$5,443,732	$3,018,551
Investment Grade Bond Fund
	Cascade Funding Mortgage Trust
	2018-RM2, 4.00% (WAC) due 10/25/68[3]	11/02/18	$3,493,848	$3,635,067
	Cascade Funding Mortgage Trust
	2019-RM3. 2.80% (WAC) due 06/25/69[3]	06/25/19	866,565	868,452
	Central Storage Safety Project Trust
	4.82% due 02/01/38	03/20/18	1,024,548	1,128,108
	Copper River CLO Ltd.
	2007-1A, due 01/20/21[2]	05/09/14	20,019	20,020
	FKRT
	5.47% due 07/03/23	06/12/20	10,592,131	10,687,441
	Madison Avenue Secured Funding Trust
	2019-1, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 11/11/20[3]	09/09/19	1,300,000	1,300,000
	Nationstar HECM Loan Trust
	2019-2A, 2.27% (WAC) due 11/26/29[3]	11/21/19	611,979	613,558
	Station Place Securitization Trust
	2020-9, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 02/15/21[3]	08/14/20	13,000,000	13,000,000
	Station Place Securitization Trust
	2020-WL1, 2.90% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 06/25/51[3]	07/15/20	1,000,000	1,000,000
	Station Place Securitization Trust
	2020-7, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 12/24/20[3]	06/24/20	10,200,000	10,200,000
	Turbine Engines Securitization Ltd.
	2013-1A, 5.13% due 12/13/48	11/27/13	420,404	360,210
			$42,529,494	$42,812,856

[1]	Security is in default of interest and/or principal obligations.
[2]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[3]

Variable rate security. Rate indicated is the rate effective at September 30, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

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NOTES TO FINANCIAL STATEMENTS (concluded)

Note 11 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,205,000,000 line of credit from Citibank, N.A., which was in place through October 4, 2019, at which time the line of credit was renewed with an increased commitment amount of $1,230,000,000. A Fund may draw (borrow) from the line of credit, with limits subject to applicable regulatory requirements around leverage, as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Statement of Operations under “Line of credit fees”. The Funds did not have any borrowings under this agreement as of and for the year ended September 30, 2020.

On October 2, 2020, the Trust, along with other affiliated trusts, renewed the $1,230,000,000 line of credit with Citibank, N.A.

Note 12 – Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity.

As of October 1, 2019, the Funds have fully adopted the provisions of the 2017 ASU which were applied through a modified retrospective transition approach, as prescribed. The adoption resulted in a cumulative effect adjustment to reduce amortized cost and increase unrealized appreciation of investments for the affected Funds in the following amounts:

Fund	Cumulative Effect Adjustment
High Yield Fund	$154,867
Investment Grade Bond Fund	35,841

The adoption had no impact on total distributable earnings (loss), net assets, the current period results from operations, or any prior period information presented in the financial statements.

Note 13 – COVID-19 and Recent Developments

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in the Funds are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Note 14 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

108 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Guggenheim Diversified Income Fund, Guggenheim High Yield Fund, Guggenheim Investment Grade Bond Fund and Guggenheim Municipal Income Fund and the Board of Trustees of Guggenheim Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Guggenheim Diversified Income Fund, Guggenheim High Yield Fund, Guggenheim Investment Grade Bond Fund and Guggenheim Municipal Income Fund (collectively referred to as the “Funds”), (four of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedules of investments, as of September 30, 2020, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (four of the funds constituting Guggenheim Funds Trust) at September 30, 2020, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the Guggenheim Funds Trust	Statement of operations	Statements of changes in net assets	Financial highlights
Guggenheim Diversified Income Fund	For the year ended September 30, 2020	For each of the two years in the period ended September 30, 2020	For each of the four years in the period ended September 30, 2020 and the period from January 29, 2016 (commencement of operations) through September 30, 2016.
Guggenheim High Yield Fund Guggenheim Investment Grade Bond Fund Guggenheim Municipal Income Fund	For the year ended September 30, 2020	For each of the two years in the period ended September 30, 2020	For each of the five years in the period ended September 30, 2020.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodians, transfer agent, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 27, 2020

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2021, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2020.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Municipal Income Fund designates $1,256,306 as tax-exempt interest income according to IRC Section 852(b)(5)(A).

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2020, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2020, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
Diversified Income Fund	31.11%	31.11%	0.26%	100.00%
High Yield Fund	1.77%	1.77%	93.32%	0.00%
Investment Grade Bond Fund	1.89%	1.91%	44.64%	0.00%

With respect to the taxable year ended September 30, 2020, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Diversified Income Fund	$21,270	$—
Investment Grade Bond Fund	—	4,163,424

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

110 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Funds’ registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

● Guggenheim Diversified Income Fund (“Diversified Income Fund”)

● Guggenheim High Yield Fund (“High Yield Fund”)

● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

● Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

● Guggenheim Municipal Income Fund (“Municipal Income Fund”)

● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

● Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

● Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

● Guggenheim World Equity Income Fund (“World Equity Income Fund”)

● Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

● Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

● Guggenheim Limited Duration Fund (“Limited Duration Fund”)

● Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

● Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

● Guggenheim SMid Cap Value Fund (“SMid Cap Value Fund”)

● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

● Guggenheim Ultra Short Duration Fund (“Ultra Short Duration Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) Municipal Income Fund; (vi) Small Cap Value Fund; (vii) SMid Cap Value Fund; (viii) StylePlus—Large Core Fund; (ix) StylePlus—Mid Growth Fund; and (x) World Equity Income Fund (collectively, the “SI-Advised Funds”).

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OTHER INFORMATION (Unaudited)(continued)

(Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund; (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; (vii) Total Return Bond Fund; and (viii) Ultra Short Duration Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).1 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio. GPIM also serves as investment adviser for the Capital Stewardship Fund, which is addressed in a separate report.2

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.3 At meetings held by videoconference and/or telephonically on April 20–21, 2020 (the “April Meeting”) and on May 15 and 18, 2020 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

[1]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as an “Adviser” and together, the “Advisers.”

[2]

Because shares of the Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to the Capital Stewardship Fund, and the Sub-Advisory Agreement with Concinnity Advisors, LP, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding the Capital Stewardship Fund.

[3]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief was originally limited to the period from March 13, 2020 to June 15, 2020 and was subsequently extended through August 15, 2020. The Board, including the Independent Trustees, relied on this relief in voting to renew the Agreements at a meeting of the Board held by videoconference on May 18, 2020.

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OTHER INFORMATION (Unaudited)(continued)

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each of the Advisory Agreements and the GPIM Sub-Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by Each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal and regulatory risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.4 As a result, the Committee did not evaluate the services provided to the Municipal Income Fund under the Advisory Agreement and the GPIM Sub-Advisory Agreement separately.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

[4]

Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Agreements.

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OTHER INFORMATION (Unaudited)(continued)

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2019, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. The Committee also received certain updated performance information as of March 31, 2020.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee considered more recent performance periods for those Funds with circumstances in which recent enhancements had been made to the portfolio management processes or techniques employed for a Fund. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund’s Institutional Class shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations:

Alpha Opportunity Fund: The returns of the Fund’s Institutional Class shares ranked in the 93rd and 97th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily due to the Fund’s beta profile and fundamental factor tilts. The Committee noted management’s statement that the Fund’s lower beta profile to broad market U.S. equities relative to its peers, high positive allocation to value and short on growth, and negative sector exposures to well-performing sectors have detracted from investment performance. The Committee took into account management’s statement that, since October 2016, the Fund’s investment team has implemented enhancements to a number of components of the investment model used for the Fund, including revising expected risk models and security selection models, expanding the number of industry models used and more recently adding a macro overlay to better incorporate Guggenheim’s market views. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings had improved to the 64th and 83rd percentiles, respectively, and that one-year performance ranked in the 53rd percentile. The Committee also considered Guggenheim’s statement that it continues to conduct ongoing research into potential enhancements to improve the Fund’s performance, but is not currently contemplating any changes to the Fund’s portfolio construction process in the near term.

Diversified Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 90th percentile of its performance universe for the three-year period ended December 31, 2019. The Committee noted management’s explanation that the Fund’s relative underperformance over this time period was primarily due to the Fund’s defensively-positioned portfolio, in particular within its fixed-income sleeve which includes allocations to several Guggenheim fixed-income funds that were defensively positioned beginning in 2018, reflecting Guggenheim’s market views. The Committee also noted management’s statement that the Fund maintained a lower beta profile to equities relative to its peers. The Committee took into account management’s statement that, although absolute returns have trailed peers, the Fund’s risk-adjusted returns for the period since inception through December 31, 2019 rank in the top decile of its peer group while its maximum drawdown is in the lowest quartile of its peer group. The Committee also considered management’s statement that, during 2019, the Fund’s investment team implemented a new model to help drive allocation decisions and provide increased flexibility in making relative value assessments across asset classes and sectors, which is expected to improve investment performance. The Committee noted that, as of March 31, 2020, the three-year performance ranking had improved to the 78th percentile and that one-year performance ranked in the 66th percentile.

Large Cap Value Fund: The returns of the Fund’s Institutional Class shares ranked in the 53rd and 80th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the three-year time period was primarily due to the Fund’s overweight exposure to value stocks relative to its peers, driven by the Fund’s disciplined, Delta-Y-based investment process. The Committee considered the Fund’s competitive performance over the five-year time period, noting management’s statement that such performance was due to the implementation of Compass, a stock selection tool, in August 2014. The Committee also took into account management’s statement that the investment team was expanded

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OTHER INFORMATION (Unaudited)(continued)

and given enhanced tools and flexibility in 2019 to construct portfolios that harness Guggenheim’s security selection capabilities with better control of factor risks. The Committee noted that, although as of March 31, 2020 the performance rankings for the Fund had not improved, the implementation of Compass had resulted in improved performance for other funds in the Guggenheim fund complex.

Macro Opportunities Fund: The returns of the Fund’s Institutional Class shares ranked in the 38th and 75th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that, although the returns of the Fund’s Institutional Class shares rank well relative to its performance universe for the since-inception and five-year periods, the large majority of the Fund’s relative underperformance over the three-year time period was due to sharp underperformance in 2019 as a result of the Fund’s high credit quality and lower duration portfolio throughout 2019, which reflected Guggenheim’s market views that were implemented beginning in 2018. The Committee noted management’s view that the Fund’s defensive positioning was justified given growing risks in credit markets, tight credit spreads and low to negative term premiums. The Committee also noted management’s statement that many peers had higher allocations to corporate credit, which performed well in 2019. The Committee took into account management’s statement that the Fund’s investment team believes a defensive approach may offer greater relative value given current market conditions, but may increase allocations to risk when markets present more positive asymmetry. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings had improved to the 29th and 56th percentiles, respectively.

Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 89th and 72nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s increased allocation to floating rate securities in 2016 and the Fund’s more defensive investment approach detracted from performance that year, impacting trailing returns for the five-year and three-year periods. The Committee noted management’s explanation that the Fund’s defensive positioning in 2019, notably underweights in duration and credit risks, which reflected Guggenheim’s market views that were implemented beginning in 2018, also contributed to relative underperformance. The Committee also took into account management’s statement that the investment team believes a defensive approach is warranted given growing credit risks and high valuations across the Fund’s investable universe. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings had improved to the 47th and 29th percentiles, respectively.

Total Return Bond Fund: The returns of the Fund’s Institutional Class shares ranked in the 17th and 77th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s defensive positioning in 2019, notably underweights in corporate credit and duration risks, which reflected Guggenheim’s market views that were implemented beginning in 2018, was the primary contributor to its relative underperformance over the three-year time period. The Committee noted management’s statement that the returns of the Fund’s Institutional Class shares rank well over longer time periods, especially from a risk-adjusted standpoint. The Committee took into account management’s statement that, given the investment team’s defensive outlook, capital preservation will remain at the forefront of portfolio positioning and the team will continue to manage downside protection and seek to take advantage of return opportunities should the risk-reward trade-off become more attractive. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings had improved to the 1st and 9th percentiles, respectively.

World Equity Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 74th and 86th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the three-year time period was primarily due to its emphasis on producing a high level of dividend income during a period in which dividend-paying stocks underperformed broader equity indices. The Committee noted management’s statement that the Fund’s peer group, as identified by FUSE, consists of funds that invest in global equities without a particular focus on dividend income, whereas the Fund performed competitively over the three-year time period when compared to management’s internal peer group, which utilizes the Lipper Global Equity Income peer group. The Committee took into account management’s statement that, in early 2020, the investment team revised the investment process for the Fund to allow greater flexibility to employ Guggenheim’s fundamental factor and sector models to generate alpha, which is expected to improve performance. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings had improved to the 48th and 61st percentiles, respectively, and that one-year performance ranked in the 59th percentile.

After reviewing the foregoing and other related factors, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

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OTHER INFORMATION (Unaudited)(continued)

Comparative Fees, Costs of Services Provided and the Benefits Realized by Each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee5 and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that, while Fund flows and profitability are evaluated, primary consideration is given to market competitiveness, support requirements and shareholder return and expense expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the applicable Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial, legal and regulatory risks it faces when offering the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or that the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group.

In addition, the Committee made the following observations:

Floating Rate Strategies Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (93rd percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception period ended December 31, 2019. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

High Yield Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (60th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (87th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception and five-year periods ended December 31, 2019. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Limited Duration Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class ranks in the third quartile (73rd percentile) of its peer group. The Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (60th percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique

[5]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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OTHER INFORMATION (Unaudited)(continued)

investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the since-inception and five-year periods ended December 31, 2019. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Macro Opportunities Fund: The contractual advisory fee, net effective management fee and total net expense ratio for the Fund’s Institutional Class shares each rank in the fourth quartile (87th, 80th and 87th percentiles, respectively) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities outside of fixed income, including equities, currencies, commodities and derivatives, and that peer funds have varying degrees of capability, flexibility and associated fees. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception period ended December 31, 2019. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

SMid Cap Value Fund: The Committee noted that, effective January 3, 2020, Guggenheim SMid Cap Value Institutional Fund (the “Predecessor Institutional Fund”) merged into the newly created Institutional Class of the SMid Cap Value Fund. The Committee noted that the Predecessor Institutional Fund’s fees and expenses were identical to those of the SMid Cap Value Fund’s Institutional Class shares and that the total net expense ratio of the SMid Cap Value Fund’s Institutional Class shares is expected to be lower than that of the Predecessor Institutional Fund. The contractual advisory fee of the Predecessor Institutional Fund ranked in the first quartile (17th percentile) of its peer group. The net effective management fee of the Predecessor Institutional Fund ranked in the fourth quartile (83rd percentile) of its peer group. The Committee considered that the total net expense ratio of the Predecessor Institutional Fund ranked in the third quartile (58th percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the SMid Cap Value Fund’s currently effective expense limitation agreement with the Adviser.

Total Return Bond Fund: The contractual advisory fee, net effective management fee and total net expense ratio for the Fund’s Institutional Class shares each rank in the fourth quartile (80th, 87th and 80th percentiles, respectively) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the since-inception and five-year periods ended December 31, 2019. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Ultra Short Duration Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (33rd percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile) of its peer group. The Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the second quartile (40th percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2019, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2018. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

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OTHER INFORMATION (Unaudited)(continued)

The Committee also considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from certain economies of scale and synergies, such as enhanced visibility of the Advisers, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee noted the Adviser’s statements, including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such breakpoints and expense waivers and limitations. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, among other things considered, the Committee determined that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for Municipal Income Fund—Security Investors and GPIM, respectively—are part of and do business as Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.

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OTHER INFORMATION (Unaudited)(concluded)

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

The Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since July 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr.[1] (1946)	Trustee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley[1] (1946)	Trustee	Since 2005	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III[1] (1946)	Trustee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since July 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (9) (2018 - present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since July 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-September 2020).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.
[1]	Under the Trust’s Independent Trustees Retirement Policy, Messrs. Chubb, Farley and Friedrich are expected to retire in 2021.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 125

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

126 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 127

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Guggenheim Funds Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) previously approved the designation of a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018, through March 31, 2020. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

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9.30.2020

Guggenheim Funds Annual Report

Guggenheim SMid Cap Value Fund

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
SMID CAP VALUE FUND	9
NOTES TO FINANCIAL STATEMENTS	26
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37
OTHER INFORMATION	39
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	54
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	61
LIQUIDITY RISK MANAGEMENT PROGRAM	65

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2020

Dear Shareholder:

The fiscal year ended September 30, 2020, concluded on a cautious note. Even though markets performed well for most of the period, COVID-19 became the deadliest pandemic in a century, causing a steeper plunge in output and employment in two months than during the first two years of the Great Depression. The U.S. Federal Reserve acted quickly to restore market functioning and cushion the economy, cutting rates to zero, engaging in massive asset purchases, and launching an array of lending facilities. Congress also acted much faster than in previous downturns, with the budget deficit headed to the highest level since World War II.

The recovery since the spring has been faster than expected, with consumer confidence holding up due to the temporary nature of layoffs and positive personal income growth thanks to massive fiscal support. However, the outlook for the next several months is more challenging. Fiscal support is fading, so incomes will likely fall in the fourth quarter. Also, colder weather and the reopening of schools make the likelihood of another large COVID wave very high, risking renewed lockdowns and a setback in the recovery. We do not expect a full recovery will be possible until a vaccine has been developed, tested, approved, produced, and administered across the globe. This process will likely take until mid-2021, or possibly longer. As discussed in this shareholder report, these events have had an impact on performance.

Security Investors, LLC (the “Investment Adviser”) is pleased to present the shareholder report for Guggenheim SMid Cap Value Fund (the “Fund”) for the annual fiscal period ended September 30, 2020.

On November 11, 2019, the Board of Trustees of Guggenheim Funds Trust approved a change in the Fund’s name from Guggenheim Mid Cap Value Fund to Guggenheim SMid Cap Value Fund. In January 2020, Guggenheim SMid Cap Value Institutional Fund merged into a newly created Institutional share class of the Guggenheim SMid Cap Value Fund.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter and then the Managers’ Commentary for each Fund.

We are committed to the safety and prosperity of our clients, our employees, and our shareholders. Thank you for the trust you place in us.

Sincerely,

Security Investors, LLC

October 31, 2020

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2020

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

The SMid Cap Value Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. ● Investments in small- and/or mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2020

While no one anticipated the emergence of a global pandemic a year ago, we anticipated that markets had become overvalued and were vulnerable to some kind of exogenous shock. That shock came in the form of COVID-19, the necessary precautions against which have placed additional burden on already struggling global economies. Faced with the prospect of an economic collapse, policymakers in the U.S. introduced fiscal and monetary policy initiatives that have for the most part shored up the U.S. economy, although more stimulus appears to be necessary. These policy initiatives, particularly on the monetary side, have increased market liquidity and lowered borrowing rates, reassuring equity investors that the U.S. Federal Reserve (the “Fed”) would do everything in its power to maintain market stability. For the trailing 12-month period ended September 30, 2020, the Standard & Poor’s 500® (“S&P 500”) Index* returned 15.15%. This increase was in spite of personal and economic hardships imposed by the onset of COVID-19, highlighting the crucial role of policy support. The S&P 500, which peaked in February 2020 before the threat of COVID-19 became clear, plummeted 34% as social distancing measures took effect. Since then, the S&P 500 has staged a significant recovery, although it lost steam heading into the fourth quarter.

While the outlook on fiscal policy is contingent on the 2020 presidential election outcome, the monetary policy outlook is far less dependent on it. Our views hold that the Fed will remain accommodative over the next several years. This is in large part owing to recent revisions to the Fed’s policy framework that resulted in a dovish shift in the policy reaction function.

Fed policymakers revised their Statement on Longer-Run Goals and Monetary Policy Strategy in August 2020. Labor market goals now focus on correcting shortfalls in achieving maximum employment, rather than managing deviations from it, which previously included tightening policy when the Fed thought the labor market was too tight. Instead, the Fed will now tolerate the unemployment rate falling below a level they consider to be maximum employment as long as it does not produce unwanted inflation. On inflation policy, the Fed will aim for core inflation to average 2% over an unspecified time period. This allows for inflation readings that are moderately above 2% over shorter horizons to make up for periods when inflation falls below its target.

The practical effect of the revised strategy would likely have meant no rate hikes from 2015–2018, as inflation was never above 2% for a sustained period and a low unemployment rate is now an insufficient justification for raising rates. But the revised statement, and Fed Chair Jerome Powell’s speech at Jackson Hole, which coincided with the release of the new framework, gave no explanation of how the Fed would actually achieve higher inflation, something it could not attain previously with years of short-term rates at zero and trillions of dollars in quantitative easing. A lack of concrete guidance on the overshoot (with no numerical target and no specified time frame) further weakens the policy and the associated response in inflation expectations, which remain lower than the Fed would favor.

We expect the Fed will have a difficult time in reaching its inflation target in the coming years, let alone exceeding it, in part because core inflation lags real gross domestic product growth by about 18 months, meaning that inflation should trend downward over the next several quarters. In

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2020

addition, elevated unemployment and a high debt burden will weigh on the speed of the recovery. As the last expansion demonstrated, even a strong economy with low unemployment does not necessarily produce inflation in excess of 2%, as many components of inflation are not responsive to interest rates or economic conditions.

Below-target inflation may anchor U.S. Treasury yields at low levels. In the near term, concerns over another COVID-19 wave complicated by the flu season, a slowing pace of improvement in the labor market, a lack of additional fiscal stimulus, and election uncertainty, all suggest low U.S. Treasury yields. In addition, comparatively higher yields in the U.S. should continue to attract capital from abroad, further supporting the market.

For the 12-month period ended September 30, 2020, the MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 0.49%. The return of the MSCI Emerging Markets Index* was 10.54%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 6.98% return for the 12-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 3.25%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.10% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

Russell 2500® Value Index measures the performance of the small-to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2020 and ending September 30, 2020.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
SMid Cap Value Fund
A-Class	1.23%	21.85%	$ 1,000.00	$ 1,218.50	$ 6.84
C-Class	2.03%	21.37%	1,000.00	1,213.70	11.27
P-Class	1.29%	21.78%	1,000.00	1,217.80	7.17
Institutional Class	1.04%	21.91%	1,000.00	1,219.10	5.79

Table 2. Based on hypothetical 5% return (before expenses)
SMid Cap Value Fund
A-Class	1.23%	5.00%	$ 1,000.00	$ 1,018.90	$ 6.23
C-Class	2.03%	5.00%	1,000.00	1,014.89	10.25
P-Class	1.29%	5.00%	1,000.00	1,018.60	6.53
Institutional Class	1.04%	5.00%	1,000.00	1,019.85	5.27

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2020 to September 30, 2020.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2020

To Our Shareholders:

Guggenheim SMid Cap Value Fund is managed by a team of seasoned professionals led by James Schier, CFA, Senior Managing Director and Portfolio Manager; David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Director Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and performance of the Fund for the fiscal year ended September 30, 2020.

For the fiscal year ended September 30, 2020, Guggenheim SMid Cap Value Fund returned -10.25%1, compared with the -12.62% return of its benchmark, the Russell 2500® Value Index.

In January 2020, Guggenheim SMid Cap Value Institutional Fund merged into a newly created Institutional share class of the Guggenheim SMid Cap Value Fund.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

Contributing to Fund relative outperformance for the period were its bias to larger companies and to more growth companies in the benchmark. The Fund also benefited from better selection in its Real Estate and Technology allocations.

Overweighting healthcare and office REITS and underweighting retail and hotel/resort REITs was responsible for the positive relative showing in the Real Estate sector. Office REITs Alexandria Real Estate Equities, Inc., and Equity Commonwealth were the main contributors.

Information Technology holdings also benefited performance, especially among companies poised for the coming roll-out of 5G networks and the resultant capital expenditures needed to improve the storage and flow of ever-increasing data. Among them were MACOM Technology Solutions and Infinera Corp. Another large contributor from the sector was Norton Lifelock, as the company’s subscription-based business model provided stable growth.

Stock selection also contributed in the Health Care sector; allocation was a detriment, as the sector was smaller than the benchmark but beat it by 70%. Emergent Biosolutions, Inc. was a key individual contributor, benefiting from its business model in supplying the government vaccines and securing production agreements with many of the companies at the forefront in the development of COVID vaccines.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2020

The Fund’s Financials holdings slightly underperformed those in the benchmark, and the impact was magnified by the sector’s large weighting, the largest in both the Fund and the benchmark. Insurers were among large detractors, including Radian Group, Inc. and Alleghany Corp. The Fund’s bank holdings were also a detriment, as the banks owned in the Fund tend to be more asset-sensitive (meaning that margins tend to be hurt more in a falling interest rate environment) than the banks in the benchmark.

In Utilities, the Fund was hurt by having no exposure to the better-performing renewables space. Among the electric utilities it did own, Avista Corp. and Portland General Electric (not owned at period end) were the largest detractors, in part due to perceived lower economic activity resulting from COVID and, particularly in the case of Portland, concerns of liabilities arising from the forest fires in their service area.

Key Industrials stocks that detracted were Kirby Corp., a diesel engine and marine products company, and U.S. Concrete (not held at period end), which both fell on concerns of muted economic activity due to COVID.

Portfolio Positioning

While this strategy is balanced relative to the benchmark, it does possess defensive characteristics in virtue of emphasizing relatively larger companies found in the benchmark as well as an overweight in Utilities.

At the end of the period, the Fund’s largest sector overweights relative to the benchmark were in Information Technology and Utilities. The Fund’s largest sector underweights were in Consumer Discretionary and Real Estate.

Portfolio and Market Outlook

The market outlook is indeed murkier than usual. The expectation of a government and a Federal Reserve willing to do whatever is necessary to help the economy and the markets will need to meet the growing limitations that an increasingly indebted nation must eventually face. An emphasis on quality is the best way to guard against negative events as well as seizing on the positive optionality that balance sheet strength can provide. We continue to look for ways to boost the quality in the portfolio’s holdings while being cognizant of the price we must pay.

Performance displayed represents past performance which is no guarantee of future results.

[1]

Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fund performance will lag that of the Directional Allocation Index due to fund expenses.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2020

SMID CAP VALUE FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 1, 1997
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	January 3, 2020

Ten Largest Holdings (% of Total Net Assets)
Alleghany Corp.	2.6%
Voya Financial, Inc.	2.3%
MDU Resources Group, Inc.	2.1%
Physicians Realty Trust	2.1%
Super Micro Computer, Inc.	2.0%
DR Horton, Inc.	2.0%
Alexandria Real Estate Equities, Inc.	1.9%
Bunge Ltd.	1.9%
Encompass Health Corp.	1.8%
Emergent BioSolutions, Inc.	1.7%
Top Ten Total	20.4%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2020

Average Annual Returns*

Periods Ended September 30, 2020

	1 Year	5 Year	10 Year
A Class Shares	(10.25%)	6.05%	6.86%
A-Class Shares with sales charge‡	(14.51%)	5.03%	6.23%
C-Class Shares	(10.95%)	5.21%	6.05%
C-Class Shares with CDSC§	(11.79%)	5.21%	6.05%
Institutional Class Shares[1]	(10.27%)	6.37%	7.20%
Russell 2500 Value Index	(12.62%)	4.65%	8.01%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	(10.30%)	6.03%	3.67%
Russell 2500 Value Index	(12.62%)	4.65%	2.29%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional Class shares will vary due to difference in fee structures.

[1]

The Institutional Class shares commenced operations on January 3, 2020 in connection with the reorganization of the SMid Cap Value Institutional Fund into the Fund. The performance of the Institutional Class shares of the Fund for periods prior to January 3, 2020 reflects the performance of the Guggenheim SMid Cap Value Institutional Fund. The returns for the SMid Cap Value Institutional Fund have not been restated to reflect the fees and expenses applicable to the Institutional Class shares of the Fund.

‡

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation for the Average Annual Returns based on subscriptions made prior to February 22, 2011, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2020
SMID CAP VALUE FUND

	Shares	Value
COMMON STOCKS† - 98.9%

Financial - 27.9%
Alleghany Corp.	16,209	$8,435,974
Voya Financial, Inc.	156,188	7,486,091
Physicians Realty Trust REIT	382,791	6,855,787
Alexandria Real Estate Equities, Inc. REIT	39,576	6,332,160
First Horizon National Corp.	574,471	5,417,262
Axis Capital Holdings Ltd.	107,781	4,746,675
Radian Group, Inc.	319,568	4,668,889
KeyCorp	369,478	4,407,873
Synovus Financial Corp.	196,044	4,150,251
Pinnacle Financial Partners, Inc.	108,970	3,878,242
VICI Properties, Inc. REIT	165,679	3,871,918
Zions Bancorp North America	131,869	3,853,212
Sun Communities, Inc. REIT	24,554	3,452,538
BOK Financial Corp.	61,596	3,172,810
Heritage Insurance Holdings, Inc.	280,423	2,837,881
Hilltop Holdings, Inc.	114,190	2,350,030
Medical Properties Trust, Inc. REIT	124,560	2,195,993
Stifel Financial Corp.	40,687	2,057,135
Apple Hospitality REIT, Inc. REIT	191,498	1,840,296
Gaming and Leisure Properties, Inc. REIT	45,765	1,690,086
Old Republic International Corp.	109,037	1,607,205
WSFS Financial Corp.	58,857	1,587,373
Heartland Financial USA, Inc.	48,817	1,464,266
Equity Commonwealth REIT	53,798	1,432,640
American National Group, Inc.	18,227	1,230,869
Total Financial		91,023,456

Industrial - 21.8%
MDU Resources Group, Inc.	308,249	6,935,603
PGT Innovations, Inc.*	306,022	5,361,505
Owens Corning	76,717	5,278,897
Knight-Swift Transportation Holdings, Inc.	113,408	4,615,706
Plexus Corp.*	64,539	4,558,389
Jacobs Engineering Group, Inc.	45,754	4,244,599
Graphic Packaging Holding Co.	279,720	3,941,255
FLIR Systems, Inc.	98,568	3,533,663
Valmont Industries, Inc.	27,829	3,455,805
Johnson Controls International plc	76,754	3,135,401
Rexnord Corp.	102,246	3,051,021
EnerSys	43,436	2,915,424
Colfax Corp.*	78,287	2,455,080
Dycom Industries, Inc.*	45,453	2,400,827
Curtiss-Wright Corp.	25,342	2,363,395
Kennametal, Inc.	66,439	1,922,745
GATX Corp.	27,068	1,725,585
Kirby Corp.*	47,573	1,720,715
Snap-on, Inc.	11,354	1,670,514
Schneider National, Inc. — Class B	65,740	1,625,750
Park Aerospace Corp.	143,193	1,563,668
Altra Industrial Motion Corp.	41,928	1,550,078
Crane Co.	17,560	880,283
Total Industrial		70,905,908

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
SMID CAP VALUE FUND

	Shares	Value
Consumer, Cyclical - 12.7%
DR Horton, Inc.	84,397	$6,382,945
LKQ Corp.*	169,119	4,689,670
UniFirst Corp.	22,841	4,325,400
MSC Industrial Direct Company, Inc. — Class A	52,550	3,325,364
PVH Corp.	42,818	2,553,665
BorgWarner, Inc.	58,870	2,280,624
Penske Automotive Group, Inc.	45,617	2,174,106
Ralph Lauren Corp. — Class A	31,603	2,148,056
Dick’s Sporting Goods, Inc.	37,038	2,143,760
Meritage Homes Corp.*	19,300	2,130,527
Lear Corp.	17,436	1,901,396
Methode Electronics, Inc.	62,648	1,785,468
Skechers USA, Inc. — Class A*	55,597	1,680,141
Tapestry, Inc.	96,928	1,514,985
Alaska Air Group, Inc.	41,115	1,506,043
Dana, Inc.	61,074	752,431
Total Consumer, Cyclical		41,294,581

Consumer, Non-cyclical - 11.5%
Bunge Ltd.	135,969	6,213,783
Encompass Health Corp.	87,893	5,711,287
Emergent BioSolutions, Inc.*	53,452	5,523,195
Central Garden & Pet Co. — Class A*	149,861	5,415,977
Ingredion, Inc.	53,258	4,030,565
MGP Ingredients, Inc.	78,448	3,117,523
TreeHouse Foods, Inc.*	70,850	2,871,551
US Foods Holding Corp.*	104,944	2,331,856
Integer Holdings Corp.*	25,782	1,521,396
Adtalem Global Education, Inc.*	31,426	771,194
Total Consumer, Non-cyclical		37,508,327

Basic Materials - 7.6%
Huntsman Corp.	221,662	4,923,113
Ashland Global Holdings, Inc.	64,211	4,553,844
Reliance Steel & Aluminum Co.	36,971	3,772,521
Westlake Chemical Corp.	59,218	3,743,762
Commercial Metals Co.	139,802	2,793,244
Olin Corp.	156,106	1,932,592
Nucor Corp.	39,296	1,762,818
Element Solutions, Inc.*	104,099	1,094,081
Total Basic Materials		24,575,975

Technology - 5.8%
Super Micro Computer, Inc.*	249,618	6,589,915
Qorvo, Inc.*	28,398	3,663,626
Evolent Health, Inc. — Class A*	275,320	3,416,721
Skyworks Solutions, Inc.	19,123	2,782,397
Science Applications International Corp.	31,711	2,486,777
Total Technology		18,939,436

Utilities - 5.5%
Southwest Gas Holdings, Inc.	50,360	3,177,716
Pinnacle West Capital Corp.	42,487	3,167,406
Black Hills Corp.	54,696	2,925,689
Avista Corp.	79,710	2,719,705
Spire, Inc.	45,924	2,443,157

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
SMID CAP VALUE FUND

	Shares	Value
AES Corp.	109,406	$1,981,343
Edison International	30,085	1,529,521
Total Utilities		17,944,537

Communications - 3.6%
Infinera Corp.*	866,923	5,340,246
Viavi Solutions, Inc.*	282,669	3,315,707
Ciena Corp.*	75,077	2,979,806
Total Communications		11,635,759

Energy - 2.5%
Parsley Energy, Inc. — Class A	579,782	5,426,759
Range Resources Corp.	418,464	2,770,232
HydroGen Corp.*,†††,1	1,265,700	2
Total Energy		8,196,993

Total Common Stocks
(Cost $329,857,906)		322,024,972

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
INDUSTRIAL - 0.0%
Thermoenergy Corp.*,2	1,652,084	5
Total Convertible Preferred Stocks
(Cost $1,577,634)		5

RIGHTS† - 0.1%
Basic Materials- 0.1%
Pan American Silver Corp	516,551	402,858
Total Rights
(Cost $—)		402,858

EXCHANGE-TRADED FUNDS† - 0.5%
iShares Russell 2000 Value ETF	16,368	1,625,833
Total Exchange-Traded Funds
(Cost $1,399,565)		1,625,833

MONEY MARKET FUND† - 0.3%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[3]	1,098,817	1,098,817
Total Money Market Fund
(Cost $1,098,817)		1,098,817

Total Investments - 99.8%
(Cost $333,933,922)		$325,152,485
Other Assets & Liabilities, net - 0.2%		639,985
Total Net Assets - 100.0%		$325,792,470

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

PIPE (Private Investment in Public Equity) - Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[3]	Rate indicated is the 7-day yield as of September 30, 2020.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2020
SMID CAP VALUE FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$322,024,970	$—	$2	$322,024,972
Convertible Preferred Stocks	—	—	5	5
Rights	402,858	—	—	402,858
Exchange-Traded Funds	1,625,833	—	—	1,625,833
Money Market Fund	1,098,817	—	—	1,098,817
Total Assets	$325,152,478	$—	$7	$325,152,485

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the year ended September 30, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/20	Shares 09/30/20	Investment Income
Common Stock
HydroGen Corp*	$—	$1	$—	$—	$1	$2	1,265,700	$—

*	Non-income producing security.

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
SMID CAP VALUE FUND

September 30, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $333,931,391)	$325,152,483
Investments in affiliated issuers, at value (cost $2,531)	2
Cash	54
Prepaid expenses	32,621
Receivables:
Securities sold	1,383,956
Dividends	768,236
Fund shares sold	334,352
Foreign tax reclaims	302
Interest	29
Other assets	3,707
Total assets	327,675,742

Liabilities:
Payable for:
Securities purchased	1,096,820
Fund shares redeemed	339,415
Management fees	201,961
Distribution and service fees	65,026
Transfer agent/maintenance fees	30,670
Fund accounting/administration fees	19,256
Trustees’ fees*	520
Due to Investment Adviser	240
Miscellaneous	129,364
Total liabilities	1,883,272
Net assets	$325,792,470

Net assets consist of:
Paid in capital	$342,402,620
Total distributable earnings (loss)	(16,610,150)
Net assets	$325,792,470

A-Class:
Net assets	$243,071,729
Capital shares outstanding	9,253,228
Net asset value per share	$26.27
Maximum offering price per share (Net asset value divided by 95.25%)	$27.58

C-Class:
Net assets	$14,275,676
Capital shares outstanding	824,367
Net asset value per share	$17.32

P-Class:
Net assets	$7,662,235
Capital shares outstanding	293,994
Net asset value per share	$26.06

Institutional Class:
Net assets	$60,782,830
Capital shares outstanding	7,092,424
Net asset value per share	$8.57

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

STATEMENT OF OPERATIONS
SMID CAP VALUE FUND

Year Ended September 30, 2020

Investment Income:
Dividends from securities of unaffiliated issuers	$10,312,986
Interest	58,781
Total investment income	10,371,767

Expenses:
Management fees	2,694,481
Distribution and service fees:
A-Class	699,367
C-Class	218,614
P-Class	26,581
Transfer agent/maintenance fees:
A-Class	243,719
C-Class	48,743
P-Class	17,200
Institutional Class	42,356
Fund accounting/administration fees	278,034
Professional fees	71,645
Trustees’ fees*	27,187
Custodian fees	13,759
Line of credit fees	8,838
Miscellaneous	234,085
Recoupment of previously waived fees:
C-Class	818
P-Class	853
Total expenses	4,626,280
Less:
Expenses reimbursed by Adviser:
A Class	(16,611)
C Class	(15,704)
P Class	(2,851)
Institutional Class	(25,485)
Expenses waived by Adviser	(4,107)
Earnings credits applied	(302)
Total waived/reimbursed expenses	(65,060)
Net expenses	4,561,220
Net investment income	5,810,547

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(3,604,141)
Net realized loss	(3,604,141)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(48,873,556)
Investments in affiliated issuers	1
Net change in unrealized appreciation (depreciation)	(48,873,555)
Net realized and unrealized loss	(52,477,696)
Net decrease in net assets resulting from operations	$(46,667,149)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
SMID CAP VALUE FUND

	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$5,810,547	$2,532,870
Net realized gain (loss) on investments	(3,604,141)	5,835,305
Net change in unrealized appreciation (depreciation) on investments	(48,873,555)	(24,887,120)
Net decrease in net assets resulting from operations	(46,667,149)	(16,518,945)

Distributions to shareholders:
A-Class	(13,545,510)	(42,473,154)
C-Class	(1,423,333)	(7,586,927)
P-Class	(560,321)	(2,333,056)
Return of capital
A-Class	(423,603)	—
C-Class	(33,103)	—
P-Class	(16,100)	—
Total distributions to shareholders	(16,001,970)	(52,393,137)

Capital share transactions:
Proceeds from sale of shares
A-Class	17,615,688	23,839,358
C-Class	594,137	1,543,100
P-Class	574,319	4,916,059
Institutional Class	33,393,908 *	—
Distributions reinvested
A-Class	13,561,746	41,063,260
C-Class	1,311,431	6,887,170
P-Class	576,421	2,333,056
Institutional Class	— *	—
Net proceeds from the issuance of shares due to merger[a]	66,601,569 *	—
Cost of shares redeemed
A-Class	(80,108,800)	(66,171,407)
C-Class	(14,705,656)	(19,808,564)
P-Class	(5,966,542)	(9,878,311)
Institutional Class	(26,177,847)*	—
Net increase (decrease) from capital share transactions	7,270,374	(15,276,279)
Net decrease in net assets	(55,398,745)	(84,188,361)

Net assets:
Beginning of year	381,191,215	465,379,576
End of year	$325,792,470	$381,191,215

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

STATEMENT OF CHANGES IN NET ASSETS (concluded)
SMID CAP VALUE FUND

	Year Ended September 30, 2020	Year Ended September 30, 2019
Capital share activity:
Shares sold
A-Class	668,823	789,707
C-Class	30,801	80,433
P-Class	21,752	161,350
Institutional Class	3,796,574 *	—
Shares issued from reinvestment of distributions
A-Class	433,009	1,599,037
C-Class	63,136	396,955
P-Class	18,546	91,564
Issuance of shares due to merger[a]	6,532,159	—
Shares redeemed
A-Class	(2,853,016)	(2,226,793)
C-Class	(793,779)	(987,491)
P-Class	(214,531)	(337,998)
Institutional Class	(3,236,309)*	—
Net increase (decrease) in shares	4,467,165	(433,236)

*	Since commencement of operations, as of the close of business January 3, 2020.
[a]	Fund merger — See Note 8.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
SMID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016
Per Share Data
Net asset value, beginning of period	$30.52	$36.20	$35.37	$30.27	$30.86
Income (loss) from investment operations:
Net investment income (loss)[a]	.46	.22	.06	.03	.30
Net gain (loss) on investments (realized and unrealized)	(3.37)	(1.89)	3.37	6.09	3.95
Total from investment operations	(2.91)	(1.67)	3.43	6.12	4.25
Less distributions from:
Net investment income	(.26)	(.03)	—	(.37)	—
Net realized gains	(1.04)	(3.98)	(2.60)	(.65)	(4.84)
Return of capital	(.04)	—	—	—	—
Total distributions	(1.34)	(4.01)	(2.60)	(1.02)	(4.84)
Net asset value, end of period	$26.27	$30.52	$36.20	$35.37	$30.27

Total Return[b]	(10.25%)	(2.51%)	10.05%	20.62%	15.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$243,072	$335,806	$392,495	$396,408	$407,883
Ratios to average net assets:
Net investment income (loss)	1.64%	0.72%	0.17%	0.11%	1.04%
Total expenses[c]	1.25%	1.23%	1.26%	1.27%	1.49%
Net expenses[d,e,f]	1.24%	1.23%	1.26%	1.27%	1.49%
Portfolio turnover rate	41%	45%	54%	55%	52%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

FINANCIAL HIGHLIGHTS (continued)
SMID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016
Per Share Data
Net asset value, beginning of period	$20.48	$26.05	$26.33	$22.78	$24.54
Income (loss) from investment operations:
Net investment income (loss)[a]	.16	(.02)	(.17)	(.17)	.06
Net gain (loss) on investments (realized and unrealized)	(2.22)	(1.57)	2.49	4.55	3.02
Total from investment operations	(2.06)	(1.59)	2.32	4.38	3.08
Less distributions from:
Net investment income	(.03)	—	—	(.18)	—
Net realized gains	(1.04)	(3.98)	(2.60)	(.65)	(4.84)
Return of capital	(.03)	—	—	—	—
Total distributions	(1.10)	(3.98)	(2.60)	(.83)	(4.84)
Net asset value, end of period	$17.32	$20.48	$26.05	$26.33	$22.78

Total Return[b]	(10.95%)	(3.35%)	9.22%	19.63%	14.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,276	$31,221	$52,996	$87,508	$98,176
Ratios to average net assets:
Net investment income (loss)	0.86%	(0.11%)	(0.65%)	(0.68%)	0.27%
Total expenses[c]	2.14%	2.07%	2.03%	2.07%	2.27%
Net expenses[d,e,f]	2.07%	2.06%	2.03%	2.06%	2.27%
Portfolio turnover rate	41%	45%	54%	55%	52%

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
SMID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016
Per Share Data
Net asset value, beginning of period	$30.25	$35.94	$35.15	$30.18	$30.77
Income (loss) from investment operations:
Net investment income (loss)[a]	.46	.19	.05	.01	.14
Net gain (loss) on investments (realized and unrealized)	(3.37)	(1.88)	3.34	6.08	4.11
Total from investment operations	(2.91)	(1.69)	3.39	6.09	4.25
Less distributions from:
Net investment income	(.20)	(.02)	—	(.47)	—
Net realized gains	(1.04)	(3.98)	(2.60)	(.65)	(4.84)
Return of capital	(.04)	—	—	—	—
Total distributions	(1.28)	(4.00)	(2.60)	(1.12)	(4.84)
Net asset value, end of period	$26.06	$30.25	$35.94	$35.15	$30.18

Total Return	(10.30%)	(2.61%)	10.03%	20.57%	15.61%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,662	$14,165	$19,889	$22,203	$3,423
Ratios to average net assets:
Net investment income (loss)	1.64%	0.63%	0.13%	0.02%	0.48%
Total expenses[c]	1.33%	1.35%	1.35%	1.25%	1.32%
Net expenses[d,e,f]	1.31%	1.32%	1.28%	1.23%	1.32%
Portfolio turnover rate	41%	45%	54%	55%	52%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

FINANCIAL HIGHLIGHTS (continued)
SMID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended Sept. 30, 2020[g]
Per Share Data
Net asset value, beginning of period	$10.20
Income (loss) from investment operations:
Net investment income (loss)[a]	.11
Net gain (loss) on investments (realized and unrealized)	(1.74)
Total from investment operations	(1.63)
Net asset value, end of period	$8.57

Total Return	(15.98%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$60,783
Ratios to average net assets:
Net investment income (loss)	1.87%
Total expenses[c]	1.09%
Net expenses[d,e,f]	1.03%
Portfolio turnover rate	41%

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (concluded)
SMID CAP VALUE FUND

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	9/30/20	9/30/19	9/30/18	9/30/17
A-Class	0.00%*	0.00%*	0.01%	0.00%*
C-Class	0.00%*	0.01%	0.01%	0.00%*
P-Class	0.01%	0.04%	0.04%	0.00%*
Institutional Class	0.00%*	N/A	N/A	N/A

	*	Less than 0.01%
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	9/30/20	9/30/19	9/30/18	9/30/17
A-Class	1.24%	1.23%	1.26%	1.25%
C-Class	2.07%	2.06%	2.03%	2.04%
P-Class	1.30%	1.32%	1.28%	1.21%
Institutional Class	1.03%[g]	N/A	N/A	N/A

[g]	Since commencement of operations: January 3, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2020, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Guggenheim SMid Cap Value Fund (the “Fund”), a diversified investment company. At September 30, 2020, A-Class, C-Class, P-Class and Institutional Class shares have been issued by the Fund.

Security Investors, LLC, which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds are valued at the last quoted sale price.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

NOTES TO FINANCIAL STATEMENTS (continued)

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2020, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(c) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(d) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(f) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2020, are disclosed in the Statement of Operations.

(g) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.09% at September 30, 2020.

(h) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.75% of the average daily net assets of the Fund.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

NOTES TO FINANCIAL STATEMENTS (continued)

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
A-Class	1.30%[1]	01/03/20	02/01/21
C-Class	2.05%[1]	01/03/20	02/01/21
P-Class	1.30%[1]	01/03/20	02/01/21
Institutional Class	1.05%	01/03/20	02/01/21

[1]	Prior to January 3, 2020, the expense limit for A-Class, C-Class and P-Class shares of the Fund was 1.42%, 2.12% and 1.32%, respectively.

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At September 30, 2020, the amount of fees waived or expenses reimbursed that are subject to recoupment are presented in the following table:

Fund	2021	2022	2023	Fund Total
A-Class	$—	$—	$19,600	$19,600
C-Class	—	1,152	15,935	17,087
P-Class	411	5,793	2,961	9,165
Institutional Class	—	—	26,262	26,262

During the year ended September 30, 2020, GI recouped $1,671 from the Fund.

For the year ended September 30, 2020, GFD retained sales charges of $253,986 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 3 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2020 was as follows:

Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
$8,292,712	$7,236,452	$472,806	$16,001,970

The tax character of distributions paid during the year ended September 30, 2019 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$8,161,782	$44,231,355	$52,393,137

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2020 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
$—	$—	$(9,090,178)	$(7,519,972)	$(16,610,150)

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

NOTES TO FINANCIAL STATEMENTS (continued)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2020, the Fund had no capital loss carryforwards.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to losses deferred due to wash sales, adjustments related to the merger (Note 8), the deferral of post-October losses, and reclassification of distributions. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statement of Assets and Liabilities as of September 30, 2020 for permanent book/tax differences:

Paid In Capital	Total Distributable Earnings/(Loss)
$137,079	$(137,079)

At September 30, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
$334,242,663	$36,773,191	$(45,863,369)	$(9,090,178)

Pursuant to U.S. federal income tax regulations applicable to regulated investment companies, the Fund has elected to treat net capital losses and certain ordinary losses realized between November 1 and September 30 of each year as occurring on the first day of the following tax year. The Fund has also elected to treat certain ordinary losses realized between January 1 and September 30 of each year as occurring on the first day of the following tax year. For the year ended September 30, 2020, the following losses reflected in the accompanying financial statements were deferred for U.S. federal income tax purposes until October 1, 2020:

Ordinary	Capital
$—	$(7,519,972)

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Securities Transactions

For the year ended September 30, 2020, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were as follows:

Purchases	Sales
$143,219,972	$202,171,622

Note 6 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,205,000,000 line of credit from Citibank, N.A., which was in place through October 4, 2019, at which time the line of credit was renewed with an increased commitment amount of $1,230,000,000. A Fund may draw (borrow) from the line of credit, with limits subject to applicable regulatory requirements around leverage, as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may

THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

NOTES TO FINANCIAL STATEMENTS (continued)

be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of its allocated unused commitment amount. The commitment fee is allocated to the Fund based on the respective net assets of each participating Fund and is referenced in the Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the year ended September 30, 2020.

On October 2, 2020, the Trust along with other affiliated trusts, renewed the $1,230,000,000 line of credit with Citibank, N.A,

Note 7 – Other Liabilities

The Fund wrote put options contracts through Lehman Brothers Inc., (“LBI”) that were exercised prior to the option contracts’ expiration and prior to the bankruptcy filing by LBI, during September 2008. These transactions have not settled and the securities have not been delivered to the Fund as of September 30, 2020.

The Fund recorded a liability equal to the difference between the strike price on the put options and the market prices of the underlying security on the exercise date. The amount of the liability recorded by the Fund prior to September 30, 2020, was $489,534 and was included in payable for miscellaneous in the Statement of Assets and Liabilities. On May 15, 2020, before the year end, the Fund revised the amount of the liability to $0 after it was determined the Fund has no future obligation related to this matter.

Note 8 – Merger

Effective on the close of business January 3, 2020, the Guggenheim SMid Cap Value Institutional Fund (the “Acquired Fund”) reorganized with and into newly formed Institutional Class shares of the Fund (the “Acquiring Fund”). The purpose of the reorganization was to combine two funds managed by GI with comparable investment objectives and strategies. The reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Acquiring Fund reflected the historical basis of the assets of the Acquired Fund as of the date of the Reorganization. For financial reporting purposes, the Acquiring Fund was deemed to be the accounting survivor and assets received and shares issued by the Acquiring Fund were recorded at fair value.

In the merger, shareholders of the Acquired Fund received newly issued shares of the Acquiring Fund’s Institutional Class shares, having a NAV equal to the NAV of their holdings of the Acquired Fund’s shares as determined at the close of business on January 3, 2020, which was $10.20. Accordingly, shareholders received the same number of shares of the newly created Institutional

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Class of the Acquiring Fund with an equivalent value to shares of the Acquired Fund held immediately prior to the merger. As such, no share ratio conversions were required to effect this merger. Relevant details pertaining to the merger as of January 3, 2020 are as follows:

	Acquired Fund Shares prior to reorganization	Institutional Class Shares issued by Acquiring Fund	Net Assets
Acquiring Fund			$381,345,573
Acquired Fund	6,532,159	6,532,159	66,601,569
			$447,947,142

Investments

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Acquired Fund as of the date of the merger, is as follows:

Cost of investments	$61,009,544
Fair value of investments	$66,604,886
Net unrealized appreciation (depreciation) on investments	$5,595,342

Cost and Expenses

The Investment Adviser agreed to cover all costs and expenses associated with the merger (“merger fees”). No merger fees were borne by the Acquired Fund or the Acquiring Fund.

Pro Forma Results of Operations

Assuming the acquisition had been completed on October 1, 2019, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the year ended September 30, 2020, would be as follows:

SMid Cap Value Fund
Net investment income (loss)	$6,013,737
Net realized and unrealized gains (loss)	$(48,729,551)
Change in net assets resulting from operations	$(42,715,814)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Guggenheim SMid Cap Value Institutional Fund that have been included in the Fund’s Statement of Operations since January 3, 2020.

Note 9 – COVID-19 and Recent Developments

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that

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NOTES TO FINANCIAL STATEMENTS (concluded)

in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Note 10 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim SMid Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim SMid Cap Value Fund (the “Fund”), (one of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedule of investments, as of September 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Guggenheim Funds Trust) at September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian. Our audits also included

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 27, 2020

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2021, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2020.

The Fund’s investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2020, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2020, the Fund had the corresponding percentage qualify as interest related dividends as permitted by IRC Section 871(k)(1). See qualified interest income column in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income
100.00%	100.00%	1.30%

With respect to the taxable year ended September 30, 2020, the Fund hereby designates as capital gain dividends the amount listed below, or, if subsequently determined to be different, the net capital gain of such year:

From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
$7,236,452	$—

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

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OTHER INFORMATION (Unaudited)(continued)

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

●	Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)	●	Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)
●	Guggenheim Diversified Income Fund (“Diversified Income Fund”)	●	Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)
●	Guggenheim High Yield Fund (“High Yield Fund”)	●	Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)
●	Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)	●	Guggenheim Limited Duration Fund (“Limited Duration Fund”)
●	Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)	●	Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

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OTHER INFORMATION (Unaudited)(continued)

●	Guggenheim Municipal Income Fund (“Municipal Income Fund”)	●	Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)
●	Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)	●	Guggenheim SMid Cap Value Fund (“SMid Cap Value Fund”)
●	Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)	●	Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)
●	Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)	●	Guggenheim Ultra Short Duration Fund (“Ultra Short Duration Fund”)
●	Guggenheim World Equity Income Fund (“World Equity Income Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) Municipal Income Fund; (vi) Small Cap Value Fund; (vii) SMid Cap Value Fund; (viii) StylePlus—Large Core Fund; (ix) StylePlus—Mid Growth Fund; and (x) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund; (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; (vii) Total Return Bond Fund; and (viii) Ultra Short Duration Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).1 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for

[1]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as an “Adviser” and together, the “Advisers.”

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OTHER INFORMATION (Unaudited)(continued)

the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio. GPIM also serves as investment adviser for the Capital Stewardship Fund, which is addressed in a separate report.2

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.3 At meetings held by videoconference and/or telephonically on April 20–21, 2020 (the “April Meeting”) and on May 15 and 18, 2020 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by

[2]

Because shares of the Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to the Capital Stewardship Fund, and the Sub-Advisory Agreement with Concinnity Advisors, LP, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding the Capital Stewardship Fund.

[3]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief was originally limited to the period from March 13, 2020 to June 15, 2020 and was subsequently extended through August 15, 2020. The Board, including the Independent Trustees, relied on this relief in voting to renew the Agreements at a meeting of the Board held by videoconference on May 18, 2020.

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OTHER INFORMATION (Unaudited)(continued)

Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each of the Advisory Agreements and the GPIM Sub-Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by Each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal and regulatory risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund

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OTHER INFORMATION (Unaudited)(continued)

administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.4 As a result, the Committee did not evaluate the services provided to the Municipal Income Fund under the Advisory Agreement and the GPIM Sub-Advisory Agreement separately.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2019, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. The Committee also received certain updated performance information as of March 31, 2020.

[4]

Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Agreements.

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OTHER INFORMATION (Unaudited)(continued)

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee considered more recent performance periods for those Funds with circumstances in which recent enhancements had been made to the portfolio management processes or techniques employed for a Fund. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund’s Institutional Class shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations:

Alpha Opportunity Fund: The returns of the Fund’s Institutional Class shares ranked in the 93rd and 97th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily due to the Fund’s beta profile and fundamental factor tilts. The Committee noted management’s statement that the Fund’s lower beta profile to broad market U.S. equities relative to its peers, high positive allocation to value and short on growth, and negative sector exposures to well-performing sectors have detracted from investment performance. The Committee took into account management’s statement that, since October 2016, the Fund’s investment team has implemented enhancements to a number of components of the investment model used for the Fund, including revising expected risk models and security selection models, expanding the number of industry models used and more recently adding a macro overlay to better incorporate Guggenheim’s market views. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings had improved to the 64th and 83rd percentiles, respectively, and that one-year performance ranked in the 53rd percentile. The Committee also considered Guggenheim’s statement that it continues to conduct ongoing research into potential enhancements to improve the Fund’s performance, but is not currently contemplating any changes to the Fund’s portfolio construction process in the near term.

Diversified Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 90th percentile of its performance universe for the three-year period ended December 31, 2019. The Committee noted management’s explanation that the Fund’s relative underperformance over this time period was primarily due to the Fund’s defensively-positioned portfolio, in particular within its fixed-income sleeve which includes allocations to several Guggenheim fixed-income funds that were defensively positioned beginning in 2018, reflecting Guggenheim’s market views. The Committee also noted management’s statement that the Fund maintained a lower beta profile to equities relative to its peers. The Committee took into account management’s statement that, although absolute returns have trailed peers, the Fund’s risk-adjusted returns for the period since inception through December 31, 2019 rank in the top decile of its peer group while its maximum drawdown is in the lowest quartile of its peer group. The Committee also considered management’s statement that, during 2019, the Fund’s investment team implemented a new model to help drive allocation decisions and provide increased flexibility in making relative

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OTHER INFORMATION (Unaudited)(continued)

value assessments across asset classes and sectors, which is expected to improve investment performance. The Committee noted that, as of March 31, 2020, the three-year performance ranking had improved to the 78th percentile and that one-year performance ranked in the 66th percentile.

Large Cap Value Fund: The returns of the Fund’s Institutional Class shares ranked in the 53rd and 80th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the three-year time period was primarily due to the Fund’s overweight exposure to value stocks relative to its peers, driven by the Fund’s disciplined, Delta-Y-based investment process. The Committee considered the Fund’s competitive performance over the five-year time period, noting management’s statement that such performance was due to the implementation of Compass, a stock selection tool, in August 2014. The Committee also took into account management’s statement that the investment team was expanded and given enhanced tools and flexibility in 2019 to construct portfolios that harness Guggenheim’s security selection capabilities with better control of factor risks. The Committee noted that, although as of March 31, 2020 the performance rankings for the Fund had not improved, the implementation of Compass had resulted in improved performance for other funds in the Guggenheim fund complex.

Macro Opportunities Fund: The returns of the Fund’s Institutional Class shares ranked in the 38th and 75th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that, although the returns of the Fund’s Institutional Class shares rank well relative to its performance universe for the since-inception and five-year periods, the large majority of the Fund’s relative underperformance over the three-year time period was due to sharp underperformance in 2019 as a result of the Fund’s high credit quality and lower duration portfolio throughout 2019, which reflected Guggenheim’s market views that were implemented beginning in 2018. The Committee noted management’s view that the Fund’s defensive positioning was justified given growing risks in credit markets, tight credit spreads and low to negative term premiums. The Committee also noted management’s statement that many peers had higher allocations to corporate credit, which performed well in 2019. The Committee took into account management’s statement that the Fund’s investment team believes a defensive approach may offer greater relative value given current market conditions, but may increase allocations to risk when markets present more positive asymmetry. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings had improved to the 29th and 56th percentiles, respectively.

Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 89th and 72nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s increased allocation to floating rate securities in 2016 and the Fund’s more defensive investment approach detracted from performance that year, impacting trailing returns for the five-year and three-year periods. The Committee noted management’s explanation that the Fund’s defensive positioning in 2019, notably underweights in duration and credit risks, which reflected

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OTHER INFORMATION (Unaudited)(continued)

Guggenheim’s market views that were implemented beginning in 2018, also contributed to relative underperformance. The Committee also took into account management’s statement that the investment team believes a defensive approach is warranted given growing credit risks and high valuations across the Fund’s investable universe. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings had improved to the 47th and 29th percentiles, respectively.

Total Return Bond Fund: The returns of the Fund’s Institutional Class shares ranked in the 17th and 77th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s defensive positioning in 2019, notably underweights in corporate credit and duration risks, which reflected Guggenheim’s market views that were implemented beginning in 2018, was the primary contributor to its relative underperformance over the three-year time period. The Committee noted management’s statement that the returns of the Fund’s Institutional Class shares rank well over longer time periods, especially from a risk-adjusted standpoint. The Committee took into account management’s statement that, given the investment team’s defensive outlook, capital preservation will remain at the forefront of portfolio positioning and the team will continue to manage downside protection and seek to take advantage of return opportunities should the risk-reward trade-off become more attractive. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings had improved to the 1st and 9th percentiles, respectively.

World Equity Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 74th and 86th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the three-year time period was primarily due to its emphasis on producing a high level of dividend income during a period in which dividend-paying stocks underperformed broader equity indices. The Committee noted management’s statement that the Fund’s peer group, as identified by FUSE, consists of funds that invest in global equities without a particular focus on dividend income, whereas the Fund performed competitively over the three-year time period when compared to management’s internal peer group, which utilizes the Lipper Global Equity Income peer group. The Committee took into account management’s statement that, in early 2020, the investment team revised the investment process for the Fund to allow greater flexibility to employ Guggenheim’s fundamental factor and sector models to generate alpha, which is expected to improve performance. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings had improved to the 48th and 61st percentiles, respectively, and that one-year performance ranked in the 59th percentile.

After reviewing the foregoing and other related factors, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

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OTHER INFORMATION (Unaudited)(continued)

Comparative Fees, Costs of Services Provided and the Benefits Realized by Each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee5 and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that, while Fund flows and profitability are evaluated, primary consideration is given to market competitiveness, support requirements and shareholder return and expense expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the applicable Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial, legal and regulatory risks it faces when offering the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or that the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group.

[5]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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OTHER INFORMATION (Unaudited)(continued)

In addition, the Committee made the following observations:

Floating Rate Strategies Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (93rd percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception period ended December 31, 2019. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

High Yield Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (60th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (87th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception and five-year periods ended December 31, 2019. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Limited Duration Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class ranks in the third quartile (73rd percentile) of its peer group. The Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (60th percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the since-inception and five-year periods ended December 31, 2019. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Macro Opportunities Fund: The contractual advisory fee, net effective management fee and total net expense ratio for the Fund’s Institutional Class shares each rank in the fourth quartile (87th, 80th and 87th percentiles, respectively) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many

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OTHER INFORMATION (Unaudited)(continued)

non-traditional securities outside of fixed income, including equities, currencies, commodities and derivatives, and that peer funds have varying degrees of capability, flexibility and associated fees. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception period ended December 31, 2019. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

SMid Cap Value Fund: The Committee noted that, effective January 3, 2020, Guggenheim SMid Cap Value Institutional Fund (the “Predecessor Institutional Fund”) merged into the newly created Institutional Class of the SMid Cap Value Fund. The Committee noted that the Predecessor Institutional Fund’s fees and expenses were identical to those of the SMid Cap Value Fund’s Institutional Class shares and that the total net expense ratio of the SMid Cap Value Fund’s Institutional Class shares is expected to be lower than that of the Predecessor Institutional Fund.

The contractual advisory fee of the Predecessor Institutional Fund ranked in the first quartile (17th percentile) of its peer group. The net effective management fee of the Predecessor Institutional Fund ranked in the fourth quartile (83rd percentile) of its peer group. The Committee considered that the total net expense ratio of the Predecessor Institutional Fund ranked in the third quartile (58th percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the SMid Cap Value Fund’s currently effective expense limitation agreement with the Adviser.

Total Return Bond Fund: The contractual advisory fee, net effective management fee and total net expense ratio for the Fund’s Institutional Class shares each rank in the fourth quartile (80th, 87th and 80th percentiles, respectively) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the since-inception and five-year periods ended December 31, 2019. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Ultra Short Duration Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (33rd percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile) of its peer group. The Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the second quartile (40th percentile) of its peer group. The Committee also

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OTHER INFORMATION (Unaudited)(continued)

considered the Adviser’s statement explaining the higher fees that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2019, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2018. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

The Committee also considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from certain economies of scale and synergies, such as enhanced visibility of the Advisers, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee noted the Adviser’s statements, including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of

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OTHER INFORMATION (Unaudited)(continued)

the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such breakpoints and expense waivers and limitations. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, among other things considered, the Committee determined that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for Municipal Income Fund—Security Investors and GPIM, respectively—are part of and do business as Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact

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OTHER INFORMATION (Unaudited)(concluded)

the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

The Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since July 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr.[1] (1946)	Trustee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley[1] (1946)	Trustee	Since 2005	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Roman Friedrich III[1] (1946)	Trustee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since July 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (9) (2018 - present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since July 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-September 2020).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.
[1]	Under the Trust’s Independent Trustees Retirement Policy, Messrs. Chubb, Farley and Friedrich are expected to retire in 2021.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

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parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and

THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country. In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Guggenheim Funds Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) previously approved the designation of a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018, through March 31, 2020. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

9.30.2020

Guggenheim Funds Annual Report

Guggenheim Capital Stewardship Fund

Beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	CSF-ANN-0920x0921

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
CAPITAL STEWARDSHIP FUND	7
NOTES TO FINANCIAL STATEMENTS	15
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	20
OTHER INFORMATION	21
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	27
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	32
LIQUIDITY RISK MANAGEMENT PROGRAM	35

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2020

Dear Shareholder:

The fiscal year ended September 30, 2020, concluded on a cautious note. Even though markets performed well for most of the period, COVID-19 became the deadliest pandemic in a century, causing a steeper plunge in output and employment in two months than during the first two years of the Great Depression. The U.S. Federal Reserve acted quickly to restore market functioning and cushion the economy, cutting rates to zero, engaging in massive asset purchases, and launching an array of lending facilities. Congress also acted much faster than in previous downturns, with the budget deficit headed to the highest level since World War II.

The recovery since the spring has been faster than expected, with consumer confidence holding up due to the temporary nature of layoffs and positive personal income growth thanks to massive fiscal support. However, the outlook for the next several months is more challenging. Fiscal support is fading, so incomes will likely fall in the fourth quarter. Also, colder weather and the reopening of schools make the likelihood of another large COVID wave very high, risking renewed lockdowns and a setback in the recovery. We do not expect a full recovery will be possible until a vaccine has been developed, tested, approved, produced, and administered across the globe. This process will likely take until mid-2021, or possibly longer. As discussed in this shareholder report, these events have had an impact on performance.

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Adviser”) is pleased to present the annual shareholder report for the Guggenheim Capital Stewardship Fund (the “Fund”). The report covers the annual fiscal period ended September 30, 2020.

Concinnity Advisors, LP, serves as the Fund’s sub-adviser (the “Sub-Adviser”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, (“Guggenheim”) a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund . Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then information on the Fund.

We are committed to the safety and prosperity of our clients, our employees, and our shareholders. Thank you for the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC

October 31, 2020

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

There can be no assurance that any investment product will achieve its investment objective(s). There are risks associated with investing, including the entire loss of principal invested. Investing involves market risks. The investment return and principal value of any investment product will fluctuate with changes in market conditions. Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2020

While no one anticipated the emergence of a global pandemic a year ago, we anticipated that markets had become overvalued and were vulnerable to some kind of exogenous shock. That shock came in the form of COVID-19, the necessary precautions against which have placed additional burden on already struggling global economies. Faced with the prospect of an economic collapse, policymakers in the U.S. introduced fiscal and monetary policy initiatives that have for the most part shored up the U.S. economy, although more stimulus appears to be necessary. These policy initiatives, particularly on the monetary side, have increased market liquidity and lowered borrowing rates, reassuring equity investors that the U.S. Federal Reserve (the “Fed”) would do everything in its power to maintain market stability. For the 12 months ended September 30, 2020, the Standard & Poor’s 500® (“S&P 500”) Index* returned 15.15%. This increase was in spite of personal and economic hardships imposed by the onset of COVID-19, highlighting the crucial role of policy support. The S&P 500, which peaked in February 2020 before the threat of COVID-19 became clear, plummeted 34% as social distancing measures took effect. Since then, the S&P 500 has staged a significant recovery, although it lost steam heading into the fourth quarter.

While the outlook on fiscal policy is contingent on the 2020 presidential election outcome, the monetary policy outlook is far less dependent on it. Our views hold that the Fed will remain accommodative over the next several years. This is in large part owing to recent revisions to the Fed’s policy framework that resulted in a dovish shift in the policy reaction function.

Fed policymakers revised their Statement on Longer-Run Goals and Monetary Policy Strategy in August 2020. Labor market goals now focus on correcting shortfalls in achieving maximum employment, rather than managing deviations from it, which previously included tightening policy when the Fed thought the labor market was too tight. Instead, the Fed will now tolerate the unemployment rate falling below a level they consider to be maximum employment as long as it does not produce unwanted inflation. On inflation policy, the Fed will aim for core inflation to average 2% over an unspecified time period. This allows for inflation readings that are moderately above 2% over shorter horizons to make up for periods when inflation falls below its target.

The practical effect of the revised strategy would likely have meant no rate hikes from 2015–2018, as inflation was never above 2% for a sustained period and a low unemployment rate is now an insufficient justification for raising rates. But the revised statement, and Fed Chair Jerome Powell’s speech at Jackson Hole, which coincided with the release of the new framework, gave no explanation of how the Fed would actually achieve higher inflation, something it could not attain previously with years of short-term rates at zero and trillions of dollars in quantitative easing. A lack of concrete guidance on the overshoot (with no numerical target and no specified time frame) further weakens the policy and the associated response in inflation expectations, which remain lower than the Fed would favor.

We expect the Fed will have a difficult time in reaching its inflation target in the coming years, let alone exceeding it, in part because core inflation lags real gross domestic product growth by about 18 months, meaning that inflation should trend downward over the next several quarters. In addition, elevated unemployment and a high debt burden will weigh on the speed of the recovery. As the last expansion demonstrated, even a strong economy with low unemployment does not necessarily produce inflation in excess of 2%, as many components of inflation are not responsive to interest rates or economic conditions.

Below-target inflation may anchor U.S. Treasury yields at low levels. In the near term, concerns over another COVID-19 wave complicated by the flu season, a slowing pace of improvement in the labor market, a lack of additional fiscal stimulus, and election uncertainty, all suggest low U.S. Treasury yields. In addition, comparatively higher yields in the U.S. should continue to attract capital from abroad, further supporting the market.

For the 12-month period ended September 30, 2020, the MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 0.49%. The return of the MSCI Emerging Markets Index* was 10.54%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 6.98% return for the 12-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 3.25%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.10% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2020

*Index Definitions

Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2020 and ending September 30, 2020.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Capital Stewardship Fund	1.04%	29.12%	$ 1,000.00	$ 1,291.20	$ 5.97

Table 2. Based on hypothetical 5% return (before expenses)
Capital Stewardship Fund	1.04%	5.00%	$ 1,000.00	$ 1,019.85	$ 5.27

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2020 to September 30, 2020.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2020

To Our Shareholders

Guggenheim Capital Stewardship Fund (the “Fund”) is managed by a team of seasoned professionals led by Farhan Sharaff, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Qi Yan, Managing Director and Portfolio Manager; and Peter Derby, Portfolio Manager at Concinnity Partners, LP, an unaffiliated Sub-adviser (the “Sub-adviser”) to the Fund. The following paragraphs discuss the Fund for the fiscal year ended September 30, 2020.

For the one year period ended September 30, 2020, Guggenheim Capital Stewardship Fund Institutional Shares returned 13.31%, compared with the 15.15% return of its benchmark, the S&P 500 Index.

Strategy Overview

The Fund’s investment objective is to seek long-term capital appreciation. It pursues its investment objective by investing in equity securities that the Fund believes will provide attractive long-term returns relative to the S&P 500 Index. Guggenheim Partners Investment Management, LLC, the Fund’s adviser (the “Investment Adviser or Manager”), and Concinnity Advisors, LP, the Fund’s sub-adviser (the “Sub-Adviser”), believe that companies that successfully implement multi-stakeholder management systems are generally better positioned to create sustained long-term value for their shareholders than competing companies that do not implement such systems. The Investment Adviser and Sub-Adviser believe that companies implementing such systems do so by aligning the interests of all of a company’s core stakeholders, including investors, customers, employees, business partners, and communities in which a company does business.

To identify an initial universe of companies that it believes have exemplary multi-stakeholder management systems, the Sub-Adviser uses its proprietary research methodology system, which seeks to identify the components of those management systems, including, but not limited to: (1) customer loyalty; (2) employee engagement, as demonstrated by high levels of loyalty; (3) efficient use of “intangible” assets; and (4) high supplier loyalty, as demonstrated by the maturity of supply chain activities and (5) community engagement.

Performance Review

Security selection detracted from return over all, while allocation was a contributor.

An underweight and better selection than the benchmark in Energy was the leading attribution effect (1.66%), whereas an underweight and worse security selection in Information Technology combined for the largest negative contribution (-1.63%).

Security selection impacts relative to the benchmark were mainly driven by securities from the following sectors: Industrials (0.71%), Energy (0.41%), Consumer Staples (-0.73%), Information Technology (-1.28%), and Telecommunication Services (-1.35%).

The top individual contributors to return were Apple Computer, Inc., Amazon.com, Inc., and Microsoft Corp. The top individual detractors were Delta Air Lines, Inc., American Express, and Southwest Airlines.

Performance displayed represents past performance which is no guarantee of future results.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2020

CAPITAL STEWARDSHIP FUND

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Cumulative Fund Performance*

Inception Date: September 26, 2014

Ten Largest Holdings (% of Total Net Assets)
Microsoft Corp.	5.3%
Apple, Inc.	5.0%
Amazon.com, Inc.	4.6%
Verizon Communications, Inc.	2.4%
NVIDIA Corp.	2.1%
AT&T, Inc.	2.0%
Johnson & Johnson	2.0%
Alphabet, Inc. — Class A	1.9%
Home Depot, Inc.	1.7%
Mastercard, Inc. — Class A	1.6%
Top Ten Total	28.6%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*
Periods Ended September 30, 2020

	1 Year	5 Year	Since Inception (09/26/14)
Capital Stewardship Fund	13.31%	12.64%	9.47%
S&P 500 Index	15.15%	14.15%	11.42%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2020
CAPITAL STEWARDSHIP FUND

	Shares	Value
COMMON STOCKS† - 103.5%

Consumer, Non-cyclical - 27.7%
Johnson & Johnson	27,976	$4,165,067
Amgen, Inc.	12,805	3,254,519
AbbVie, Inc.	34,058	2,983,140
PepsiCo, Inc.	21,037	2,915,728
Gilead Sciences, Inc.	40,310	2,547,189
Bristol-Myers Squibb Co.	41,633	2,510,053
Kimberly-Clark Corp.	16,019	2,365,366
Merck & Company, Inc.	27,687	2,296,637
Vertex Pharmaceuticals, Inc.*	7,489	2,037,906
Pfizer, Inc.	52,757	1,936,182
JM Smucker Co.	14,943	1,726,215
Regeneron Pharmaceuticals, Inc.*	2,981	1,668,704
Abbott Laboratories	15,233	1,657,807
S&P Global, Inc.	4,430	1,597,458
Procter & Gamble Co.	10,826	1,504,706
Cigna Corp.	8,860	1,500,973
Humana, Inc.	3,271	1,353,834
Eli Lilly & Co.	8,975	1,328,479
Becton Dickinson and Co.	5,645	1,313,479
Molson Coors Beverage Co. — Class B	36,513	1,225,376
Masimo Corp.*	4,898	1,156,222
Zoetis, Inc.	6,552	1,083,504
General Mills, Inc.	17,495	1,079,092
Avery Dennison Corp.	8,378	1,071,044
Hershey Co.	7,208	1,033,195
Clorox Co.	4,656	978,551
Automatic Data Processing, Inc.	6,230	869,023
Hormel Foods Corp.	17,307	846,139
Kellogg Co.	12,485	806,406
Biogen, Inc.*	2,800	794,304
Intuitive Surgical, Inc.*	1,114	790,428
Campbell Soup Co.	16,140	780,692
Colgate-Palmolive Co.	10,014	772,580
Illumina, Inc.*	2,449	756,937
Stryker Corp.	3,620	754,299
Quest Diagnostics, Inc.	5,820	666,332
Coca-Cola Co.	13,220	652,671
Constellation Brands, Inc. — Class A	2,211	419,007
Total Consumer, Non-cyclical		57,199,244

Technology - 25.5%
Microsoft Corp.	51,964	10,929,588
Apple, Inc.	89,404	10,353,877
NVIDIA Corp.	7,969	4,312,982
Texas Instruments, Inc.	23,120	3,301,305
salesforce.com, Inc.*	10,744	2,700,182
Intel Corp.	41,888	2,168,961
Advanced Micro Devices, Inc.*	21,827	1,789,596
Cerner Corp.	23,733	1,715,659
Micron Technology, Inc.*	34,618	1,625,661
Oracle Corp.	23,680	1,413,696
Lam Research Corp.	3,781	1,254,347
Adobe, Inc.*	2,496	1,224,113
Citrix Systems, Inc.	7,718	1,062,846
Intuit, Inc.	2,826	921,869
Jack Henry & Associates, Inc.	5,490	892,619
QUALCOMM, Inc.	7,221	849,767
Applied Materials, Inc.	13,725	815,951
Dell Technologies, Inc. — Class C*	11,600	785,204
NetApp, Inc.	17,901	784,780
Paychex, Inc.	9,110	726,705
Take-Two Interactive Software, Inc.*	3,837	633,949
Cognizant Technology Solutions Corp. — Class A	8,388	582,295
Tyler Technologies, Inc.*	1,545	538,525
Microchip Technology, Inc.	5,045	518,424
KLA Corp.	2,504	485,125
Fiserv, Inc.*	2,195	226,195
Total Technology		52,614,221

Communications - 18.6%
Amazon.com, Inc.*	3,009	9,474,528
Verizon Communications, Inc.	82,006	4,878,537
AT&T, Inc.	147,810	4,214,063
Alphabet, Inc. — Class A*	2,736	4,009,882
Cisco Systems, Inc.	63,563	2,503,747
Netflix, Inc.*	4,619	2,309,639
Facebook, Inc. — Class A*	8,097	2,120,604
Omnicom Group, Inc.	23,643	1,170,329
Motorola Solutions, Inc.	7,111	1,115,076
Arista Networks, Inc.*	4,792	991,608
Juniper Networks, Inc.	45,924	987,366
FactSet Research Systems, Inc.	2,652	888,102
Comcast Corp. — Class A	18,480	854,885
eBay, Inc.	15,806	823,493
Etsy, Inc.*	4,980	605,717
CDW Corp.	3,985	476,327
F5 Networks, Inc.*	3,575	438,903
Discovery, Inc. — Class A*	17,877	389,182
Walt Disney Co.	1,633	202,622
Total Communications		38,454,610

Consumer, Cyclical - 10.7%
Home Depot, Inc.	12,633	3,508,310
Costco Wholesale Corp.	5,992	2,127,160
Cummins, Inc.	8,046	1,698,994
Lowe’s Companies, Inc.	9,663	1,602,705
General Motors Co.	51,453	1,522,494
Pool Corp.	4,149	1,388,006
Gentex Corp.	53,105	1,367,454
Allison Transmission Holdings, Inc.	32,434	1,139,731
Best Buy Company, Inc.	9,531	1,060,705
Ross Stores, Inc.	11,027	1,029,040
Tiffany & Co.	8,240	954,604
PulteGroup, Inc.	17,169	794,753
Whirlpool Corp.	3,845	707,057
Walgreens Boots Alliance, Inc.	16,931	608,162
NIKE, Inc. — Class B	4,801	602,718
Starbucks Corp.	6,971	598,948
Hasbro, Inc.	6,792	561,834
Ulta Beauty, Inc.*	2,191	490,740

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
CAPITAL STEWARDSHIP FUND

	Shares	Value
NVR, Inc.*	100	$408,312
Total Consumer, Cyclical		22,171,727

Financial - 8.5%
Mastercard, Inc. — Class A	10,067	3,404,357
Visa, Inc. — Class A	14,201	2,839,774
JPMorgan Chase & Co.	18,486	1,779,647
Allstate Corp.	14,084	1,325,868
Bank of America Corp.	51,546	1,241,743
T. Rowe Price Group, Inc.	8,012	1,027,299
CME Group, Inc. — Class A	5,701	953,834
Travelers Companies, Inc.	7,300	789,787
Capital One Financial Corp.	10,254	736,853
Aflac, Inc.	15,487	562,952
Hartford Financial Services Group, Inc.	14,589	537,751
Citigroup, Inc.	12,468	537,496
Wells Fargo & Co.	21,008	493,898
Prudential Financial, Inc.	5,702	362,191
Ventas, Inc. REIT	7,813	327,833
CBRE Group, Inc. — Class A*	6,848	321,651
Progressive Corp.	3,014	285,335
Total Financial		17,528,269

Industrial - 7.2%
3M Co.	17,008	2,724,342
Caterpillar, Inc.	16,573	2,471,863
Honeywell International, Inc.	12,802	2,107,337
CSX Corp.	16,692	1,296,467
Deere & Co.	5,236	1,160,455
Ingersoll Rand, Inc.*	30,438	1,083,593
Jabil, Inc.	29,101	997,000
Owens Corning	14,038	965,955
Waters Corp.*	3,172	620,697
Waste Management, Inc.	4,268	483,009
Trane Technologies plc	3,737	453,111
Expeditors International of Washington, Inc.	3,984	360,632
Rockwell Automation, Inc.	1,096	241,865
Total Industrial		14,966,326

Utilities - 2.9%
Duke Energy Corp.	18,042	1,597,799
Exelon Corp.	43,617	1,559,744
Consolidated Edison, Inc.	18,962	1,475,244
NextEra Energy, Inc.	5,129	1,423,605
Total Utilities		6,056,392

Basic Materials - 1.8%
International Flavors & Fragrances, Inc.	11,617	1,422,502
Air Products & Chemicals, Inc.	2,740	816,137
Ecolab, Inc.	3,279	655,275
Steel Dynamics, Inc.	19,918	570,252
Newmont Corp.	4,942	313,570
Total Basic Materials		3,777,736

Energy - 0.6%
Chevron Corp.	6,563	472,536
ONEOK, Inc.	15,679	407,341
Valero Energy Corp.	6,235	270,100
Total Energy		1,149,977

Total Common Stocks
(Cost $185,932,278)		213,918,502

EXCHANGE-TRADED FUNDS† - 0.8%
SPDR S&P 500 ETF Trust	5,250	1,758,173
Total Exchange-Traded Funds
(Cost $1,473,335)		1,758,173

MONEY MARKET FUND† - 0.4%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[1]	838,446	838,446
Total Money Market Fund
(Cost $838,446)		838,446

Total Investments - 104.7%
(Cost $188,244,059)		$216,515,121
Other Assets & Liabilities, net - (4.7)%		(9,764,290)
Total Net Assets - 100.0%		$206,750,831

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of September 30, 2020.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2020
CAPITAL STEWARDSHIP FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$213,918,502	$—	$—	$213,918,502
Exchange-Traded Funds	1,758,173	—	—	1,758,173
Money Market Fund	838,446	—	—	838,446
Total Assets	$216,515,121	$—	$—	$216,515,121

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

CAPITAL STEWARDSHIP FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2020

Assets:
Investments, at value (cost $188,244,059)	$216,515,121
Prepaid expenses	4,170
Receivables:
Dividends	143,443
Interest	6
Total assets	216,662,740

Liabilities:
Overdraft due to custodian bank	4,849
Payable for:
Fund shares redeemed	9,695,068
Management fees	158,998
Fund accounting/administration fees	12,341
Transfer agent/maintenance fees	2,264
Trustees’ fees*	424
Miscellaneous	37,965
Total liabilities	9,911,909
Net assets	$206,750,831

Net assets consist of:
Paid in capital	$169,936,760
Total distributable earnings (loss)	36,814,071
Net assets	$206,750,831
Capital shares outstanding	6,653,085
Net asset value per share	$31.08

STATEMENT OF OPERATIONS
Year Ended September 30, 2020

Investment Income:
Dividends	$4,140,955
Interest	5,687
Total investment income	4,146,642

Expenses:
Management fees	1,860,655
Transfer agent/maintenance fees	25,404
Fund accounting/administration fees	163,740
Professional fees	58,917
Trustees’ fees*	21,621
Custodian fees	11,684
Miscellaneous	17,981
Total expenses	2,160,002
Less:
Earnings credits applied	(910)
Net expenses	2,159,092
Net investment income	1,987,550

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	10,490,126
Net realized gain	10,490,126
Net change in unrealized appreciation (depreciation) on:
Investments	12,587,690
Net change in unrealized appreciation (depreciation)	12,587,690
Net realized and unrealized gain	23,077,816
Net increase in net assets resulting from operations	$25,065,366

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CAPITAL STEWARDSHIP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,987,550	$2,510,114
Net realized gain on investments	10,490,126	8,372,757
Net change in unrealized appreciation (depreciation) on investments	12,587,690	(4,485,796)
Net increase in net assets resulting from operations	25,065,366	6,397,075

Distributions to shareholders	(6,304,168)	(23,268,533)

Capital share transactions:
Proceeds from sale of shares	—	45,892,534
Distributions reinvested	6,179,931	23,250,378
Cost of shares redeemed	(28,243,155)	(62,805,517)
Net increase (decrease) from capital share transactions	(22,063,224)	6,337,395
Net decrease in net assets	(3,302,026)	(10,534,063)

Net assets:
Beginning of year	210,052,857	220,586,920
End of year	$206,750,831	$210,052,857

Capital share activity:
Shares sold	—	1,544,723
Shares issued from reinvestment of distributions	210,847	1,003,473
Shares redeemed	(998,019)	(2,170,634)
Net increase (decrease) in shares	(787,172)	377,562

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

CAPITAL STEWARDSHIP FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$28.23	$31.23	$29.11	$26.55	$23.69
Income (loss) from investment operations:
Net investment income (loss)[a]	.28	.33	.28	.34	.35
Net gain (loss) on investments (realized and unrealized)	3.43	.05	4.34	3.51	3.22
Total from investment operations	3.71	.38	4.62	3.85	3.57
Less distributions from:
Net investment income	(.39)	(.32)	(.34)	(.37)	(.32)
Net realized gains	(.47)	(3.06)	(2.16)	(.92)	(.39)
Total distributions	(.86)	(3.38)	(2.50)	(1.29)	(.71)
Net asset value, end of period	$31.08	$28.23	$31.23	$29.11	$26.55

Total Return	13.31%	3.56%	16.50%	15.01%	15.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$206,751	$210,053	$220,587	$216,008	$208,867
Ratios to average net assets:
Net investment income (loss)	0.96%	1.23%	0.93%	1.23%	1.38%
Total expenses[b]	1.04%	1.05%	1.05%	1.03%	1.07%
Portfolio turnover rate	147%	131%	164%	156%	209%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2020, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Capital Stewardship Fund (the “Fund”), a diversified investment company. At September 30, 2020, Institutional Class shares have been issued by the Fund.

Guggenheim Partner Investment Management, LLC (“GPIM”), which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD” or the “Distributor”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Concinnity Advisors, LP (the “Sub-Adviser”) serves as the subadviser to the Fund.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the Fund.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued

THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

NOTES TO FINANCIAL STATEMENTS (continued)

at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(c) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(d) Expenses

Certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(e) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2020, are disclosed in the Statement of Operations.

(f) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.09% at September 30, 2020.

(g) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.90% of the average daily net assets of the Fund.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 3 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2020 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$4,327,928	$1,976,240	$6,304,168

The tax character of distributions paid during the year ended September 30, 2019 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$17,031,190	$6,237,343	$23,268,533

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2020 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
$1,982,077	$9,040,784	$25,791,210	$—	$36,814,071

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2020, the Fund had no capital loss carryforwards.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

NOTES TO FINANCIAL STATEMENTS (continued)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to distributions in connection with redemption of fund shares, distribution reclasses, and losses deferred due to wash sales. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statement of Assets and Liabilities as of September 30, 2020 for permanent book/tax differences:

Paid In Capital	Total Distributable Earnings (Loss)
$797,032	$(797,032)

At September 30, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
$190,723,911	$30,533,479	$(4,742,269)	$25,791,210

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Securities Transactions

For the year ended September 30, 2020, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were as follows:

Purchases	Sales
$305,404,898	$324,668,474

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

Note 6 – COVID-19 and Recent Developments

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Note 7 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Capital Stewardship Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim Capital Stewardship Fund (the “Fund”) (one of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedule of investments, as of September 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Guggenheim Funds Trust) at September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 27, 2020

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2021, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2020.

The Fund’s investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2020, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2020, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
100.00%	100.00%	0.28%	100.00%

With respect to the taxable year ended September 30, 2020, the Fund hereby designates as capital gain dividends the amount listed below, or, if subsequently determined to be different, the net capital gain of such year:

From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
$1,976,240	$797,032

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund’s voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

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OTHER INFORMATION (Unaudited)(continued)

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee – Guggenheim Capital Stewardship Fund

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is authorized to issue an unlimited number of shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund” or the “Fund”), a series of the Trust, pursuant to an investment advisory agreement between the Trust, with respect to Capital Stewardship Fund, and GPIM (the “Investment Advisory Agreement”). (Guggenheim Partners, GPIM and their affiliates may be referred to herein together as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GPIM, Guggenheim Funds Investment Advisors, LLC, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.)

Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), GPIM provides certain investment advisory and management services to the Fund and is responsible for, among other things, arranging for the purchase and sale of securities and other assets on behalf of the Fund and supervising the Fund’s investment program. Under the terms of the Investment Advisory Agreement, GPIM may delegate some or all of its duties and obligations to one or more sub-advisers and, in this connection, is responsible for overseeing the activities of Concinnity Advisors, LP (“Concinnity” or the “Sub-Adviser”), with respect to its service as investment sub-adviser to the Fund, pursuant to an investment sub-advisory agreement between GPIM and Concinnity (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”).

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.1 At meetings held by videoconference and/or telephonically on April 20–21, 2020 (the “April Meeting”) and on May 15 and 18, 2020 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Fund, and other information relevant to its evaluation of the Advisory Agreements.

[1]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief was originally limited to the period from March 13, 2020 to June 15, 2020 and was subsequently extended through August 15, 2020. The Board, including the Independent Trustees, relied on this relief in voting to renew the Advisory Agreements at a meeting of the Board held by video conference on May 18, 2020.

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE report, noting that the peer group identified by FUSE included 14 other large blend funds with similar pricing characteristics.

In addition, Guggenheim and Concinnity provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”).

The Committee also considered the circumstances unique to Capital Stewardship Fund, including its organizational history. In this connection, the assets of Guggenheim Concinnity Master Strategy Fund SPC, a Cayman Islands exempted segregated portfolio company which relied on the exclusion from the definition of an “investment company” provided by Section 3(c)(7) of the 1940 Act (the “Predecessor Fund”) and for which GPIM served as investment adviser and Concinnity served as investment sub-adviser, were reorganized with and into Capital Stewardship Fund (the “Reorganization”). The Predecessor Fund was a master fund in a set of unregistered offshore and domestic master-feeder funds (collectively, the “Private Funds”), which had certain bank investors. The investors issued notes that provided coupon payments based on the after-tax return of the Private Funds and the notes, in turn, were held by a single holder affiliated with Guggenheim. The Reorganization enabled the bank investors and the noteholder to continue to benefit from the strategies previously offered by the Private Funds by converting the Predecessor Fund into a registered investment company structure that pursues the same investment strategies, because Capital Stewardship Fund’s investment objective and strategies are, in all material respects, the same as those of the Predecessor Fund. The Board had authorized the launch of Capital Stewardship Fund on the condition that it not be offered to other investors unless and until such time as the Board determines to permit additional sales. The Committee considered the foregoing and the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of the Fund to recommend that the Board approve the renewal of each of the Advisory Agreements for an additional annual term.

Investment Advisory Agreement

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that the Adviser delegated certain, but not all, portfolio management responsibilities to the Sub-Adviser. Unlike many traditional sub-advisory arrangements, the Sub-Adviser does not execute trades for the Fund’s portfolio. Rather, the Sub-Adviser provides a list of eligible investments to the Adviser based on the Sub-Adviser’s proprietary screening methodology, and the Adviser selects investments and engages in securities transactions for the Fund. In this connection, the Committee considered the scope of services provided by each of the Adviser and the Sub-Adviser, and took into account the Adviser’s responsibility to oversee the Sub-Adviser and information provided by Guggenheim describing the Adviser’s processes and activities for providing oversight of sub-advisers (including Concinnity), including information regarding Guggenheim’s Sub-Advisory Oversight Committee.

The Committee also considered the qualifications, experience and skills of key personnel performing services for the Fund, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including Capital Stewardship Fund.

The Committee’s review of the services provided by Guggenheim to the Fund included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Fund, including entrepreneurial, legal and regulatory risks. The Committee considered the resources dedicated by Guggenheim to compliance

THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

OTHER INFORMATION (Unaudited)(continued)

functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s and Concinnity’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, custodian and other service providers to the Fund. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Fund and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of the Investment Advisory Agreement, including the scope of services required to be performed by the Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.

Investment Performance: The Fund commenced investment operations on September 26, 2014 and its investment objective is to seek long-term capital appreciation. The Committee received investment returns for the five-year, three-year, one-year and three-month periods ended December 31, 2019. In addition, the Committee received a comparison of the Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods. The Committee considered that the Fund pursues its investment objective, under normal market conditions, by primarily investing in equity securities that the Fund believes will provide attractive long-term returns relative to the S&P 500 Index and that have implemented “multi-stakeholder management systems.” The Committee also received certain updated performance information as of March 31, 2020.

The Committee took into account the roles and responsibilities of each of the Adviser and the Sub-Adviser in implementing the Fund’s investment strategy, including the manner in which the relationship between the advisory firms differs in certain respects from traditional fund management structures with an adviser and an unaffiliated sub-adviser. The Committee noted that the Sub-Adviser uses its proprietary research methodology system to identify a list of companies eligible for investment by the Fund. From that list, the Adviser selects, based on desired factor tilts and subject to a risk management process, a portfolio composed of a sub-set of the eligible companies compiled by the Sub-Adviser. The Adviser retains the responsibility for executing the trades based on the Fund’s investment policies and limitations.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the universe of funds identified by FUSE. The Committee observed that the returns of the Fund’s Institutional Class shares ranked in the 55th and 58th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted that the Fund’s investment results were consistent with its investment objective of seeking long-term capital appreciation.

Based on the information provided and considered, the Committee concluded that the Adviser’s investment performance was acceptable and that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance.

[2]

The “net effective management fee” for the Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Fund: The Committee compared the Fund’s contractual advisory fee, net effective management fee2 and total net expense ratio to the peer group of funds identified by FUSE. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of the Fund’s fees and expenses, including the personnel involved, noting Guggenheim’s statement that, while Fund flows and profitability are evaluated, primary consideration is given to market competitiveness, support requirements and shareholder return and expense expectations.

The Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for the Fund’s Institutional Class shares each rank in the fourth quartile (86th, 93rd and 93rd percentiles, respectively) of its peer group. In evaluating the foregoing, the Committee considered that the Fund was launched to accommodate certain bank clients that were invested in an unregistered private fund (previously defined as the Predecessor Fund) with a unique investment strategy. Shares of the Fund are not registered under the Securities Act of 1933, as amended, and thus are available only to accredited investors in a single institutional share class. Accordingly, in evaluating the reasonableness of the advisory fee, the Committee considered the sophistication of the Fund’s bank client investors and the Fund’s purpose.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management for the Fund setting forth the average assets under management for the twelve months ended December 31, 2019, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, earnings and the operating margin/profitability rate (noting the negative rate reported with respect to the Fund), including variance information relative to the foregoing amounts as of December 31, 2018. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability with respect to the Guggenheim funds generally, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided and noted the negative profitability rate to Guggenheim Investments with respect to the Fund.

The Committee also considered other benefits available to the Adviser because of its relationship with the Capital Stewardship Fund and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits.

Economies of Scale: With respect to economies of scale, the Committee considered that the Fund is not available to retail investors. The Committee concluded that the advisory fee schedule reflected an appropriate level of sharing of any economies of scale.

Based on the foregoing, among other things considered, the Committee determined that the Fund’s advisory fee was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Committee considered the Fund’s investment objective and Concinnity’s investment strategy and method for implementing such investment strategy, including, but not limited to, the investment decision processes employed for the Fund. In this connection, the Committee also noted that the Sub-Adviser is experienced in identifying companies with elements of the multi-stakeholder management system. In addition, the Committee took into account the information provided by the Sub-Adviser regarding, among other things: its current advisory services and clients and the principal activities in which it is engaged; the qualifications, experience and skills of key personnel responsible for providing services to the Fund; the Sub-Adviser’s evaluation of its success in meeting the Fund’s investment objective; the Fund’s portfolio construction process and the sources of information generally relied upon by the Sub-Adviser in providing investment advisory, statistical and research services to the Fund; and the Sub-Adviser’s process, in collaboration with Guggenheim, for portfolio risk management.

With respect to the Sub-Adviser’s resources and its ability to carry out its responsibilities under the Sub-Advisory Agreement, the Committee noted that the Sub-Adviser provided its tax return filing. The Committee also considered the Sub-Adviser’s statement that it is an ongoing viable business enterprise that currently has the resources necessary to provide the contracted-for services to the Fund. In

THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

OTHER INFORMATION (Unaudited)(concluded)

further assessing the Sub-Adviser’s resources, as well as the nature and quality of the services it provides, the Committee took into account Guggenheim’s statement that, given the limited scope of services provided by Concinnity and its role in the Fund’s management, and Guggenheim’s oversight of such services, the Sub-Adviser’s resources are sufficient to provide the contracted-for services to the Fund.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.

Investment Performance: The Committee considered the Fund’s performance, as described above, and concluded that the investment performance of the Sub-Adviser was acceptable.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee noted that the sub-advisory fees payable to Concinnity are paid by GPIM and do not impact the advisory fee paid by the Fund (which the Committee determined to be reasonable). The Committee considered the total amount of sub-advisory fees paid to the Sub-Adviser for the twelve months ended December 31, 2019, as compared to the prior year, noting that the sub-advisory fees paid by GPIM to Concinnity are the product of arm’s-length negotiations between GPIM and Concinnity. The Committee considered the allocation of the advisory fee charged to the Fund between GPIM and Concinnity in light of the nature, extent and quality of the investment advisory services provided by GPIM and Concinnity.

With respect to the costs of services provided and benefits realized by the Sub-Adviser from its relationship with the Fund, the Committee considered Concinnity’s size and partnership structure, the aggregate management fees paid to Concinnity and the methodology used to calculate its profitability. The Committee also considered that no other benefits to the Sub-Adviser as a result of its relationship with the Fund were reported.

Based on all of the information provided and considered, the Committee determined that the Sub-Adviser’s profitability from its relationship with the Fund was not unreasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement – Economies of Scale” above.)

Based on the foregoing, among other things considered, the Committee determined that the Fund’s sub-advisory fee was reasonable.

Overall Conclusions

The Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since July 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr. (1) (1946)	Trustee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1) (1946)	Trustee	Since 2005	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1) (1946)	Trustee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since July 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (9) (2018 - present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since July 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-September 2020).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.
(1)	Under the Fund’s Independent Trustees Retirement Policy, Messrs. Chubb, Farley and Friedrich are expected to retire in 2021.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Guggenheim Funds Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) previously approved the designation of a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018, through March 31, 2020. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

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9.30.2020

Guggenheim Funds Annual Report

Guggenheim Macro Opportunities Fund

Beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	MO-ANN-0920x0921

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
MACRO OPPORTUNITIES FUND	9
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	73
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	103
OTHER INFORMATION	105
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	120
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	127
LIQUIDITY RISK MANAGEMENT PROGRAM	131

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2020

Dear Shareholder:

The fiscal year ended September 30, 2020, concluded on a cautious note. Even though markets performed well for most of the period, COVID-19 became the deadliest pandemic in a century, causing a steeper plunge in output and employment in two months than during the first two years of the Great Depression. The U.S. Federal Reserve acted quickly to restore market functioning and cushion the economy, cutting rates to zero, engaging in massive asset purchases, and launching an array of lending facilities. Congress also acted much faster than in previous downturns, with the budget deficit headed to the highest level since World War II.

The recovery since the spring has been faster than expected, with consumer confidence holding up due to the temporary nature of layoffs and positive personal income growth thanks to massive fiscal support. However, the outlook for the next several months is more challenging. Fiscal support is fading, so incomes will likely fall in the fourth quarter. Also, colder weather and the reopening of schools make the likelihood of another large COVID wave very high, risking renewed lockdowns and a setback in the recovery. We do not expect a full recovery will be possible until a vaccine has been developed, tested, approved, produced, and administered across the globe. This process will likely take until mid-2021, or possibly longer. As discussed in this shareholder report, these events have had an impact on performance.

Guggenheim Partners Investment Management, LLC (the “Investment Adviser”) is pleased to present the shareholder report for Guggenheim Macro Opportunities Fund (the “Fund”) for the annual fiscal period ended September 30, 2020.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm. Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to the safety and prosperity of our clients, our employees, and our shareholders. Thank you for the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC

October 31, 2020

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2020

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Macro Opportunities Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The intrinsic value of the underlying stocks in which the Fund invests may never be realized or the stock may decline in value. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The use of short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. Theoretically, stocks sold short have the risk of unlimited losses. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● A highly liquid secondary market may not exist for the commodity-linked structured notes the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. ● The Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2020

While no one anticipated the emergence of a global pandemic a year ago, we anticipated that markets had become overvalued and were vulnerable to some kind of exogenous shock. That shock came in the form of COVID-19, the necessary precautions against which have placed additional burden on already struggling global economies. Faced with the prospect of an economic collapse, policymakers in the U.S. introduced fiscal and monetary policy initiatives that have for the most part shored up the U.S. economy, although more stimulus appears to be necessary. These policy initiatives, particularly on the monetary side, have increased market liquidity and lowered borrowing rates, challenging fixed-income investors with low yields. For the trailing 12-month period ended September 30, 2020, the yield on the two-year Treasury declined by 150 basis points to 0.13% from 1.63%, and the 10-year Treasury fell 99 basis points to 0.69% from 1.68%. The spread between the two-year U.S. Treasury and 10-year U.S. Treasury widened from 5 basis points to 56 basis points.

While the outlook on fiscal policy is contingent on the 2020 presidential election outcome, the monetary policy outlook is far less dependent on it. Our views hold that the U.S. Federal Reserve (the “Fed”) will remain accommodative over the next several years. This is in large part owing to recent revisions to the Fed’s policy framework that resulted in a dovish shift in the policy reaction function.

Fed policymakers revised their Statement on Longer-Run Goals and Monetary Policy Strategy in August 2020. Labor market goals now focus on correcting shortfalls in achieving maximum employment, rather than managing deviations from it, which previously included tightening policy when the Fed thought the labor market was too tight. Instead, the Fed will now tolerate the unemployment rate falling below a level they consider to be maximum employment as long as it does not produce unwanted inflation. On inflation policy, the Fed will aim for core inflation to average 2 percent over an unspecified time period. This allows for inflation readings that are moderately above 2 percent over shorter horizons to make up for periods when inflation falls below its target.

The practical effect of the revised strategy would likely have meant no rate hikes from 2015–2018, as inflation was never above 2 percent for a sustained period and a low unemployment rate is now an insufficient justification for raising rates. But the revised statement, and Fed Chair Jerome Powell’s speech at Jackson Hole, which coincided with the release of the new framework, gave no explanation of how the Fed would actually achieve higher inflation, something it could not attain previously with years of short-term rates at zero and trillions of dollars in quantitative easing. A lack of concrete guidance on the overshoot (with no numerical target and no specified time frame) further weakens the policy and the associated response in inflation expectations, which remain lower than the Fed would favor.

We expect the Fed will have a difficult time in reaching its inflation target in the coming years, let alone exceeding it, in part because core inflation lags real gross domestic product growth by about 18 months, meaning that inflation should trend downward over the next several quarters. In addition, elevated unemployment and a high debt burden will weigh on the speed of the recovery.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2020

As the last expansion demonstrated, even a strong economy with low unemployment does not necessarily produce inflation in excess of 2 percent, as many components of inflation are not responsive to interest rates or economic conditions.

Below-target inflation may anchor U.S. Treasury yields at low levels. In the near term, concerns over another COVID-19 wave complicated by the flu season, a slowing pace of improvement in the labor market, a lack of additional fiscal stimulus, and election uncertainty, all suggest low U.S. Treasury yields. In addition, comparatively higher yields in the U.S. should continue to attract capital from abroad, further supporting the market.

For the 12-month period ended September 30, 2020, the Standard & Poor’s 500® (“S&P 500”) Index* returned 15.15%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 0.49%. The return of the MSCI Emerging Markets Index* was 10.54%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 6.98% return for the 12-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 3.25%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.10% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2020 and ending September 30, 2020.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	1.40%	11.94%	$ 1,000.00	$ 1,119.40	$ 7.44
C-Class	2.16%	11.49%	1,000.00	1,114.90	11.45
P-Class	1.41%	11.93%	1,000.00	1,119.30	7.49
Institutional Class	1.00%	12.14%	1,000.00	1,121.40	5.32
R6-Class	1.00%	12.16%	1,000.00	1,121.60	5.32

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	1.40%	5.00%	$ 1,000.00	$ 1,018.05	$ 7.08
C-Class	2.16%	5.00%	1,000.00	1,014.24	10.91
P-Class	1.41%	5.00%	1,000.00	1,018.00	7.13
Institutional Class	1.00%	5.00%	1,000.00	1,020.05	5.06
R6-Class	1.00%	5.00%	1,000.00	1,020.05	5.06

[1]

This ratio represents annualized net expenses, which may include short interest expense. Excluding these expenses, the operating expense ratios for the Fund would be 1.33%, 2.08%, 1.33%, 0.93% and 0.93% for the A-Class, C-Class, P-Class, Institutional Class and R6-Class, respectively. Excludes expenses of the underlying funds in which the Fund invests.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2020 to September 30, 2020.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2020

To Our Shareholders

Guggenheim Macro Opportunities Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Chief Investment Officer, Fixed Income; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; Steven H. Brown, CFA, Senior Managing Director and Portfolio Manager; and Adam Bloch, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2020.

For the one-year period that ended on September 30, 2020, Guggenheim Macro Opportunities Fund returned 5.39%1, compared to the ICE Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 1.10%.

The Fund seeks to provide total return, comprised of current income and capital appreciation. Unconstrained to a benchmark, the Fund has the flexibility to invest across a broad array of fixed income securities, as well as equities, commodities, and alternative investments.

The portfolio was defensively positioned coming into 2020 because we viewed the risk versus reward trade-off of owning corporate credit as unattractive as economic momentum was stalling as we reached the later innings of the credit cycle. The Fund maintained a significant liquidity buffer and limited exposure to higher-risk asset classes. Exposure to corporate bank loans was below 5% and to high yield was below 1% heading into the sell-off, far below the Fund’s historical maximum allocation of 60% aggregate exposure to these asset classes. Loss-remote structured credit served as the ballast.

Over the 12-month period, corporate credit, including investment grade and high yield, was the largest contributor to Fund performance. As spreads swung from cycle tights to near historical wide levels, the Fund profitably unwound credit protection credit default swap index hedges and took advantage of dislocations across corporate credit markets by adding both investment grade and high yield corporate exposure.

Due to improving economic statistics and accommodative global monetary policy, we are constructive on below-investment-grade opportunities in bonds and loans. Central bank action has played an important role in increasing credit availability and fiscal conditions, allowing companies to bridge liquidity needs through the pandemic, which reduces default probability.

Additionally, despite the strong performance off the second-quarter 2020 price lows, credit spreads still look attractively priced. Credit spreads ended the period in roughly the widest 60th percentile of historical observations dating back to 1998, leaving considerable room for further spread tightening. However, areas for concern, such as elevated leverage, downward ratings migration, and uncertainty around further shutdowns, underscore the need for detailed fundamental security selection.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)(continued)	September 30, 2020

High-yield corporate bonds, which comprised over 40% of the Fund at period end, contributed to performance, as spreads tightened over the period. The U.S. Federal Reserve’s (the “Fed”) Secondary Market Corporate Credit Facility (“SMCCF”) program remained in place and continues to support the market mostly via the supportive sentiment it engenders as opposed to the total purchase volumes. The facility has not used the vast majority of its buying power and would likely step in if credit volatility resurfaces.

While new issue supply has set all-time highs through nine months of 2020, as nearly $350 billion has been issued in high yield, compared to $275 billion last year, investor demand has remained very strong. We opportunistically sourced high-yield bonds for the portfolio, especially via the primary market, given the attractive relative yield pickup versus other sectors.

Investment-grade corporate bonds, approximately 20% of the Fund at period end, materially contributed to performance. Scale, revenue diversity, and several liquidity levers at their disposal continued to help investment-grade-rated companies weather the pandemic and make the sector an attractive place to allocate capital. Investment-grade companies have bolstered their balance sheets by terming out debt maturities at historically low interest rates. After a robust nine months of record supply in 2020, totaling roughly $1.5 trillion, street estimates for the fourth quarter of 2020 predicted a return to negative net issuance. The global search for yield remains strong and greater dollar liquidity has helped keep the cost of currency hedging for foreign investors low, so we continue to see robust overseas demand for U.S. credit. Headlines on election concerns, stimulus rhetoric, and increased COVID-19 cases all contributed to short-term volatility. However, we believe the investment-grade corporate market will see buyers step in at wider levels, and we anticipate spreads will trade relatively range bound into the end of the year.

Structured credit, which totaled 35% of the Fund’s allocation at period end, added to performance. Improving sentiment toward broader market risk continued to flow into the structured credit markets. We continued to favor senior tranches, as subordinated positions may encounter further credit losses that are not yet priced in, should the economic impact of COVID-19, coupled with a lack of a fiscal stimulus bill, persist.

Since the initial increase of borrowers in forbearance in April 2020, residential mortgage-backed securities’ credit performance stabilized, and spreads tightened. New-home starts accelerated past expectations during the third quarter of 2020, leading to more confidence within the sector.

Mortgage credit performance will continue to be dependent on the broader economy, but most of the positions in the Fund are not reliant on a sustained recovery given that the exposure is significantly seasoned.

Bank loans, roughly 15% of the Fund at period end, similarly added to performance. New issuance picked up to $73 billion in the third quarter of 2020 but remained well below the 2017-2019 quarterly average of $104 billion. Collateralized loan obligation issuance accelerated to $24 billion

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2020

in the third quarter of 2020, an annualized pace of ~$96 billion, which would be on par with activity seen in 2017, albeit still well below annualized levels seen in 2018-2019. The downgrade-to-upgrade ratio, which peaked in May 2020, leveled off at a more typical 3x as of period end.

The Fund maintained a short oil position through futures contracts as supply-demand imbalances helped put downward pressure on prices resulting in positive performance for the Fund. In April 2020, the price of oil turned negative for the first time in history, as the economic toll from the global pandemic depleted demand. In addition, the Fund’s long position in precious metals added to performance.

Overall duration, which increased to 4.0 years at period end, serves as a risk ballast to the strategy’s credit allocation. This is also consistent with our view that the Fed will be able to keep rates inside 10 years from rising substantially and the possibility of negative rates at some point. Past economic cycles, such as 2001 and 2009, have shown that it takes several years for U.S. Treasury yields to bottom.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one-year period ended September 30, 2020, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2020

MACRO OPPORTUNITIES FUND

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
P-Class	May 1, 2015
Institutional Class	November 30, 2011
R6-Class	March 13, 2019

Ten Largest Holdings (% of Total Net Assets)
Uniform MBS 30 Year, 2.00%	5.2%
Pershing Square Tontine Holdings Ltd. — Class A	3.2%
Delta Air Lines, Inc., 7.00%	0.9%
KDAC Aviation Finance Ltd., 4.21%	0.9%
TSGE, 6.25%	0.9%
BP Capital Markets plc	0.9%
FKRT, 5.47%	0.9%
Uniform MBS 15 Year, 1.50%	0.9%
Boeing Co., 5.15%	0.7%
LSTAR Securities Investment Limited, 1.66%	0.7%
Top Ten Total	15.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2020

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	3.5%
AA	2.4%
A	10.3%
BBB	17.3%
BB	17.6%
B	20.0%
CCC	6.8%
CC	6.7%
C	0.2%
NR2	9.9%
Other Instruments	5.3%
Total Investments	100.0%

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2020

Cumulative Fund Performance*

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2020

Average Annual Returns*

Periods Ended September 30, 2020

	1 Year	5 Year	Since Inception (11/30/11)
A-Class Shares	5.39%	4.00%	4.92%
A-Class Shares with sales charge‡	1.15%	3.15%	4.34%
C-Class Shares	4.60%	3.23%	4.15%
C-Class Shares with CDSC§	3.60%	3.23%	4.15%
Institutional Class Shares	5.84%	4.40%	5.30%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.10%	1.20%	0.70%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	5.42%	4.03%	3.53%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.10%	1.20%	1.11%

	1 Year	Since Inception (03/13/19)
R6-Class Shares	5.81%	4.58%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.10%	1.58%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares, Institutional Class shares and R6-Class shares will vary due to differences in fee structures.

‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

CONSOLIDATED SCHEDULE OF INVESTMENTS	September 30, 2020
MACRO OPPORTUNITIES FUND

	Shares	Value
COMMON STOCKS† - 3.4%

Financial - 3.2%
Pershing Square Tontine Holdings Ltd. — Class A*	6,864,930	$155,765,262

Utilities - 0.1%
TexGen Power LLC†††	180,169	6,035,661

Energy - 0.1%
Maverick Natural Resources, LLC†††	7,168	896,000
SandRidge Energy, Inc.*	488,408	805,873
Total Energy		1,701,873

Consumer, Non-cyclical - 0.0%
Chef Holdings, Inc.*,†††	9,061	776,984
ATD New Holdings, Inc.*	42,478	679,648
Cengage Learning Holdings II, Inc.*	21,660	68,229
Targus Group International Equity, Inc.*,†††,1	12,773	26,242
Save-A-Lot*,†††	22,703	—
Total Consumer, Non-cyclical		1,551,103

Technology - 0.0%
Qlik Technologies, Inc. - Class A*,†††	177	221,068
Qlik Technologies, Inc. - Class B*,†††	43,738	—
Total Technology		221,068

Industrial - 0.0%
API Heat Transfer Parent LLC*,†††	1,024,936	87,578
BP Holdco LLC*,†††,1	37,539	13,236
Vector Phoenix Holdings, LP*,†††	37,539	3,374
Total Industrial		104,188

Total Common Stocks
(Cost $155,690,545)		165,379,155

PREFERRED STOCKS†† - 1.8%
Financial - 1.6%
Public Storage, 4.63%	966,000	26,004,720
Prudential Financial, Inc., 4.13% due 09/01/60	686,800	17,479,060
Public Storage, 4.13%*	365,600	9,480,008
First Republic Bank , 4.13%*	369,600	9,387,840
American Financial Group, Inc., 4.50% due 09/15/60	300,800	8,190,784
W R Berkley Corp., 4.25% due 09/30/60	249,200	6,491,660
Total Financial		77,034,072

Government - 0.2%
Farmer Mac , 5.75%	378,000	10,228,680

Industrial - 0.0%
API Heat Transfer Intermediate*,†††	218	110,798
Total Preferred Stocks
(Cost $83,074,412)		87,373,550

WARRANTS† - 0.1%
Pershing Square Tontine Holdings, Ltd.
$23.00, 07/24/21*	762,770	5,469,061
Total Warrants
(Cost $4,331,771)		5,469,061

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

	Shares	Value
EXCHANGE-TRADED FUNDS† - 0.7%
iShares iBoxx $ Investment Grade Corporate Bond ETF	256,440	$34,545,032
Total Exchange-Traded Funds
(Cost $35,339,067)		34,545,032

MUTUAL FUNDS† - 0.9%
Guggenheim Alpha Opportunity Fund — Institutional Class[1]	992,077	24,454,689
Guggenheim Risk Managed Real Estate Fund — Institutional Class[1]	578,488	17,551,325
Total Mutual Funds
(Cost $44,501,219)		42,006,014

CLOSED-END FUNDS† - 1.6%
BlackRock Corporate High Yield Fund, Inc.	2,543,550	27,165,114
BlackRock Credit Allocation Income Trust	826,044	11,746,346
Blackstone / GSO Strategic Credit Fund	894,649	10,932,611
Guggenheim Strategic Opportunities Fund[1]	527,233	9,279,301
Eaton Vance Limited Duration Income Fund	687,849	7,779,572
Ares Dynamic Credit Allocation Fund, Inc.	446,872	5,666,337
BlackRock Debt Strategies Fund, Inc.	341,831	3,397,800
Western Asset High Income Opportunity Fund, Inc.	365,036	1,788,676
Total Closed-End Funds
(Cost $62,440,852)		77,755,757

MONEY MARKET FUND† - 5.4%
Federated Hermes U.S. Treasury Cash Reserves Fund — Institutional Shares, 0.01%[3]	264,110,641	264,110,641
Total Money Market Fund
(Cost $264,110,641)		264,110,641

	Face Amount~
CORPORATE BONDS†† - 41.5%
Financial - 9.0%
NFP Corp.
7.00% due 05/15/25[4]	21,300,000	22,578,000
6.88% due 08/15/28[4]	13,875,000	14,046,703
Markel Corp.
6.00%[2,5]	32,370,000	34,231,275
GLP Capital Limited Partnership / GLP Financing II, Inc.
4.00% due 01/15/31	22,640,000	23,568,919
5.30% due 01/15/29	6,950,000	7,740,006
Iron Mountain, Inc.
5.63% due 07/15/32[4]	25,025,000	26,426,400
4.50% due 02/15/31[4]	2,025,000	2,044,035
Equitable Holdings, Inc.
4.95%[2,5]	24,550,000	25,041,000
Host Hotels & Resorts, LP
3.50% due 09/15/30	24,000,000	22,973,048
Nationwide Mutual Insurance Co.
4.35% due 04/30/50[4,6]	21,150,000	22,657,803

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[4]	21,450,000	$22,268,317
Quicken Loans LLC / Quicken Loans Company-Issuer, Inc.
3.88% due 03/01/31[4]	21,650,000	21,379,375
American International Group, Inc.
4.38% due 06/30/50[6]	18,150,000	21,232,719
Hampton Roads PPV LLC
6.62% due 06/15/53	17,000,000	19,861,100
Charles Schwab Corp.
5.38%[2,5]	12,950,000	14,031,972
First American Financial Corp.
4.00% due 05/15/30[6]	11,760,000	12,959,342
Fidelity National Financial, Inc.
3.40% due 06/15/30[6]	11,450,000	12,384,072
MetLife, Inc.
3.85%[2,5]	12,200,000	12,172,550
OneAmerica Financial Partners, Inc.
4.25% due 10/15/50[4]	11,550,000	11,618,766
Ares Finance Company II LLC
3.25% due 06/15/30[4,6]	11,000,000	11,468,898
Atlas Mara Ltd.
8.00% due 12/31/20[7]	14,400,000	11,376,000
QBE Insurance Group Ltd.
5.88%[2,4,5]	7,550,000	8,012,438
CIT Group, Inc.
3.93% due 06/19/24[5]	7,150,000	7,205,770
PartnerRe Finance B LLC
4.50% due 10/01/50[5]	6,460,000	6,486,147
Lincoln National Corp.
4.38% due 06/15/50	5,080,000	5,905,615
American Equity Investment Life Holding Co.
5.00% due 06/15/27	4,813,000	5,222,662
Bank of New York Mellon Corp.
4.70%[2,5]	4,500,000	4,774,500
Macquarie Bank Ltd.
3.62% due 06/03/30[4]	4,350,000	4,624,685
HSBC Holdings plc
4.95% due 03/31/30	3,450,000	4,153,122
Nasdaq, Inc.
3.25% due 04/28/50	3,640,000	3,801,608
SBA Communications Corp.
3.88% due 02/15/27[4]	3,650,000	3,704,750
AmWINS Group, Inc.
7.75% due 07/01/26[4]	3,400,000	3,638,000
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.25% due 08/15/24[4]	2,750,000	2,849,688
Univest Financial Corp.
3.76% (3 Month USD LIBOR + 3.54%) due 03/30/25[8]	2,500,000	2,489,110
Kennedy-Wilson, Inc.
5.88% due 04/01/24	1,620,000	1,611,900
HUB International Ltd.
7.00% due 05/01/26[4]	500,000	518,125
Total Financial		437,058,420

Consumer, Cyclical - 7.8%
Delta Air Lines, Inc.
7.00% due 05/01/25[4]	41,320,000	45,370,372
Marriott International, Inc.
4.63% due 06/15/30	10,900,000	11,673,325
5.75% due 05/01/25	8,440,000	9,419,211
3.50% due 10/15/32	8,150,000	8,087,785
Delta Air Lines Incorporated / SkyMiles IP Ltd.
4.75% due 10/20/28[4]	24,150,000	25,074,441

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Walgreens Boots Alliance, Inc.
3.20% due 04/15/30[6]	12,750,000	$13,363,289
4.10% due 04/15/50	9,957,000	9,949,111
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[4]	19,700,000	20,512,625
Live Nation Entertainment, Inc.
6.50% due 05/15/27[4]	17,035,000	18,384,853
1011778 BC ULC / New Red Finance, Inc.
4.00% due 10/15/30[4]	16,650,000	16,778,371
Picasso Finance Sub, Inc.
6.13% due 06/15/25[4]	15,135,000	16,302,514
Hyatt Hotels Corp.
5.38% due 04/23/25	7,350,000	7,912,673
5.75% due 04/23/30	6,530,000	7,498,154
Wolverine World Wide, Inc.
6.38% due 05/15/25[4]	13,975,000	14,743,625
VF Corp.
2.95% due 04/23/30	13,230,000	14,403,779
Aramark Services, Inc.
6.38% due 05/01/25[4]	11,950,000	12,448,016
5.00% due 02/01/28[4]	795,000	800,963
JetBlue 2020-1 Class A Pass Through Trust
4.00% due 11/15/32	11,320,000	11,713,033
Six Flags Theme Parks, Inc.
7.00% due 07/01/25[4]	10,475,000	11,142,781
Choice Hotels International, Inc.
3.70% due 01/15/31	10,540,000	11,091,769
Cedar Fair Limited Partnership / Canada’s Wonderland Company / Magnum Management Corporation / Millennium Op
5.50% due 05/01/25[4]	10,213,000	10,519,390
Wyndham Hotels & Resorts, Inc.
4.38% due 08/15/28[4]	10,700,000	10,379,000
Boyne USA, Inc.
7.25% due 05/01/25[4]	8,190,000	8,599,500
Clarios Global, LP
6.75% due 05/15/25[4]	7,150,000	7,525,375
Williams Scotsman International, Inc.
4.63% due 08/15/28[4]	7,215,000	7,244,148
Whirlpool Corp.
4.60% due 05/15/50	5,440,000	6,737,561
WMG Acquisition Corp.
3.88% due 07/15/30[4]	3,900,000	4,021,661
3.00% due 02/15/31[4]	1,875,000	1,822,969
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.50% due 06/01/24	5,010,000	5,060,100
Powdr Corp.
6.00% due 08/01/25[4]	4,200,000	4,294,500
Hanesbrands, Inc.
5.38% due 05/15/25[4]	3,810,000	4,019,550
Air Canada 2020-2 Class A Pass Through Trust
5.25% due 04/01/29[4]	3,735,000	3,750,043
CD&R Smokey Buyer, Inc.
6.75% due 07/15/25[4]	3,425,000	3,613,375
Ferguson Finance plc
3.25% due 06/02/30[4]	3,270,000	3,554,177
Lithia Motors, Inc.
4.38% due 01/15/31	3,175,000	3,175,000

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Performance Food Group, Inc.
6.88% due 05/01/25[4]	2,900,000	$3,088,500
Boyd Gaming Corp.
8.63% due 06/01/25[4]	1,700,000	1,863,676
Clarios Global Limited Partnership / Clarios US Finance Co.
8.50% due 05/15/27[4]	1,730,000	1,786,225
Vail Resorts, Inc.
6.25% due 05/15/25[4]	1,075,000	1,140,844
Hilton Domestic Operating Company, Inc.
5.75% due 05/01/28[4]	400,000	421,500
Total Consumer, Cyclical		379,287,784

Communications - 5.7%
CSC Holdings LLC
4.13% due 12/01/30[4]	21,250,000	21,659,063
4.63% due 12/01/30[4]	12,270,000	12,362,025
3.38% due 02/15/31[4]	2,975,000	2,880,544
ViacomCBS, Inc.
4.95% due 01/15/31[6]	20,125,000	24,199,472
4.95% due 05/19/50[6]	10,340,000	12,132,513
Level 3 Financing, Inc.
4.25% due 07/01/28[4]	29,350,000	29,799,642
3.88% due 11/15/29[4]	2,600,000	2,814,216
Virgin Media Finance plc
5.00% due 07/15/30[4]	21,150,000	21,044,250
CCO Holdings LLC / CCO Holdings Capital Corp.
4.25% due 02/01/31[4]	20,000,000	20,729,242
Altice France S.A.
7.38% due 05/01/26[4]	11,076,000	11,606,540
5.13% due 01/15/29[4]	6,250,000	6,226,562
Booking Holdings, Inc.
3.55% due 03/15/28	10,000,000	11,155,930
4.63% due 04/13/30	3,500,000	4,204,877
Switch Ltd.
3.75% due 09/15/28[4]	12,100,000	12,221,000
Radiate Holdco LLC / Radiate Finance, Inc.
4.50% due 09/15/26[4]	12,100,000	12,097,459
Lamar Media Corp.
4.00% due 02/15/30[4]	8,600,000	8,600,000
4.88% due 01/15/29[4]	3,070,000	3,192,800
Sirius XM Radio, Inc.
4.13% due 07/01/30[4]	11,500,000	11,715,625
Virgin Media Secured Finance plc
4.50% due 08/15/30[4]	10,150,000	10,428,516
Walt Disney Co.
3.80% due 05/13/60	8,460,000	9,772,828
Match Group Holdings II LLC
4.63% due 06/01/28[4]	7,700,000	7,931,000
QualityTech Limited Partnership / QTS Finance Corp.
3.88% due 10/01/28[4]	7,750,000	7,801,150
Virgin Media Vendor Financing Notes IV DAC
5.00% due 07/15/28[4]	5,650,000	5,635,875
Cengage Learning, Inc.
9.50% due 06/15/24[4]	5,039,000	3,325,740
TripAdvisor, Inc.
7.00% due 07/15/25[4]	1,300,000	1,355,250
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[4]	2,288,000	1,229,800
Telenet Finance Luxembourg Notes SARL
5.50% due 03/01/28	1,000,000	1,050,000
Total Communications		277,171,919

Consumer, Non-cyclical - 5.6%
Kraft Heinz Foods Co.
4.38% due 06/01/46	6,320,000	6,493,344
4.25% due 03/01/31[4]	5,850,000	6,418,333
5.20% due 07/15/45	5,725,000	6,258,757

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
5.50% due 06/01/50[4]	4,825,000	$5,529,718
5.00% due 06/04/42	2,490,000	2,726,856
Sysco Corp.
5.95% due 04/01/30[6]	20,280,000	25,703,457
DaVita, Inc.
4.63% due 06/01/30[4]	24,560,000	25,156,808
Nielsen Finance LLC / Nielsen Finance Co.
5.63% due 10/01/28[4]	20,700,000	21,410,010
5.00% due 04/15/22[4]	2,675,000	2,681,688
Gartner, Inc.
4.50% due 07/01/28[4]	11,625,000	12,220,781
3.75% due 10/01/30[4]	2,400,000	2,427,720
US Foods, Inc.
6.25% due 04/15/25[4]	13,300,000	14,081,375
Acadia Healthcare Company, Inc.
5.50% due 07/01/28[4]	5,850,000	6,016,798
5.00% due 04/15/29[4]	4,190,000	4,247,613
5.63% due 02/15/23	1,840,000	1,851,500
Post Holdings, Inc.
4.63% due 04/15/30[4]	11,525,000	11,856,344
Avantor Funding, Inc.
4.63% due 07/15/28[4]	11,275,000	11,697,813
Sabre GLBL, Inc.
7.38% due 09/01/25[4]	7,300,000	7,373,000
5.25% due 11/15/23[4]	2,500,000	2,443,750
9.25% due 04/15/25[4]	1,680,000	1,848,958
Jaguar Holding Company II / PPD Development, LP
4.63% due 06/15/25[4]	11,105,000	11,438,150
Tenet Healthcare Corp.
4.63% due 06/15/28[4]	8,375,000	8,495,600
AMN Healthcare, Inc.
4.63% due 10/01/27[4]	7,925,000	8,123,125
Altria Group, Inc.
3.40% due 05/06/30	5,550,000	6,056,852
4.45% due 05/06/50	1,670,000	1,858,351
TreeHouse Foods, Inc.
4.00% due 09/01/28	7,575,000	7,661,203
Smithfield Foods, Inc.
3.00% due 10/15/30[4]	7,000,000	7,015,120
Spectrum Brands, Inc.
5.50% due 07/15/30[4]	5,600,000	5,908,000
Service Corporation International
3.38% due 08/15/30	5,275,000	5,281,594
Vector Group Ltd.
6.13% due 02/01/25[4]	4,615,000	4,603,463
Constellation Brands, Inc.
3.75% due 05/01/50	4,080,000	4,555,638
Prime Security Services Borrower LLC / Prime Finance, Inc.
3.38% due 08/31/27[4]	2,650,000	2,541,999
5.25% due 04/15/24[4]	1,900,000	1,990,250
Hologic, Inc.
3.25% due 02/15/29[4]	4,350,000	4,377,187
Carriage Services, Inc.
6.63% due 06/01/26[4]	4,011,000	4,191,495
Avanos Medical, Inc.
6.25% due 10/15/22	2,940,000	2,941,176
Sotheby’s
7.38% due 10/15/27[4]	2,880,000	2,880,000
KeHE Distributors LLC / KeHE Finance Corp.
8.63% due 10/15/26[4]	1,580,000	1,710,350
Lamb Weston Holdings, Inc.
4.88% due 05/15/28[4]	1,225,000	1,323,000
WEX, Inc.
4.75% due 02/01/23[4]	1,110,000	1,111,387
FAGE International S.A. / FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[4]	300,000	288,000
Total Consumer, Non-cyclical		272,796,563

Industrial - 5.1%
Boeing Co.
5.15% due 05/01/30[6]	32,030,000	36,002,000
5.81% due 05/01/50[6]	16,010,000	19,368,580
5.71% due 05/01/40[6]	16,010,000	18,874,546
Standard Industries, Inc.
4.38% due 07/15/30[4]	7,125,000	7,305,013
3.38% due 01/15/31[4]	6,400,000	6,316,768
5.00% due 02/15/27[4]	3,525,000	3,666,000

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
4.13% due 08/15/26[4]	16,680,000	$16,909,350
BWX Technologies, Inc.
4.13% due 06/30/28[4]	14,400,000	14,724,000
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[4]	10,175,000	10,989,000
6.25% due 03/15/26[4]	700,000	721,000
Rolls-Royce plc
2.38% due 10/14/20[4,6]	10,570,000	10,543,575
PowerTeam Services LLC
9.03% due 12/04/25[4]	9,935,000	10,469,006
Boxer Parent Co., Inc.
6.50% due 10/02/25	EUR 8,500,000	10,279,756
Flowserve Corp.
3.50% due 10/01/30	10,270,000	10,169,439
Owens Corning
3.88% due 06/01/30	8,830,000	9,995,132
Reynolds Group Issuer Incorporated / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
4.00% due 10/15/27[4]	9,650,000	9,722,375
Howmet Aerospace, Inc.
6.88% due 05/01/25	3,925,000	4,337,125
5.95% due 02/01/37	2,775,000	2,971,442
5.90% due 02/01/27	2,100,000	2,262,309
Mauser Packaging Solutions Holding Co.
8.50% due 04/15/24[4]	6,550,000	6,779,250
Vertical US Newco, Inc.
5.25% due 07/15/27[4]	6,400,000	6,651,296
Summit Materials LLC / Summit Materials Finance Corp.
5.25% due 01/15/29[4]	4,825,000	5,024,031
GATX Corp.
4.00% due 06/30/30	3,810,000	4,388,869
Graphic Packaging International LLC
3.50% due 03/01/29[4]	3,950,000	3,974,688
Harsco Corp.
5.75% due 07/31/27[4]	3,850,000	3,898,125
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[4]	2,750,000	2,784,375
Hillenbrand, Inc.
5.75% due 06/15/25	2,525,000	2,692,281
EnerSys
5.00% due 04/30/23[4]	1,325,000	1,368,062
Textron, Inc.
3.00% due 06/01/30	1,130,000	1,190,178
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27†††,7	1,257,090	1,134,813
EnPro Industries, Inc.
5.75% due 10/15/26	790,000	833,450
Waste Pro USA, Inc.
5.50% due 02/15/26[4]	400,000	404,796
Hillman Group, Inc.
6.38% due 07/15/22[4]	340,000	330,650
JELD-WEN, Inc.
6.25% due 05/15/25[4]	100,000	106,500
Yamana Gold, Inc.
4.78% due 06/10/23†††	99,699	106,067
Total Industrial		247,293,847

Basic Materials - 2.6%
Alcoa Nederland Holding BV
5.50% due 12/15/27[4]	15,125,000	15,763,275
6.13% due 05/15/28[4]	7,450,000	7,850,437

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
United States Steel Corp.
12.00% due 06/01/25[4]	21,540,000	$22,929,115
Newcrest Finance Pty Ltd.
4.20% due 05/13/50[4]	7,210,000	8,427,156
3.25% due 05/13/30[4]	5,000,000	5,453,986
WR Grace & Company-Conn
4.88% due 06/15/27[4]	13,225,000	13,657,458
Carpenter Technology Corp.
6.38% due 07/15/28	12,005,000	12,564,723
Minerals Technologies, Inc.
5.00% due 07/01/28[4]	11,575,000	11,977,694
Clearwater Paper Corp.
4.75% due 08/15/28[4]	6,575,000	6,591,437
Kaiser Aluminum Corp.
6.50% due 05/01/25[4]	6,050,000	6,236,280
4.63% due 03/01/28[4]	375,000	349,688
Corporation Nacional del Cobre de Chile
3.75% due 01/15/31[4]	2,880,000	3,201,264
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
9.00% due 07/01/28[4]	2,925,000	3,144,375
ArcelorMittal S.A.
4.55% due 03/11/26	2,450,000	2,654,725
Arconic Corp.
6.00% due 05/15/25[4]	2,225,000	2,376,133
Steel Dynamics, Inc.
3.25% due 01/15/31	1,980,000	2,118,627
Mirabela Nickel Ltd.
due 06/24/19[7,9]	1,885,418	94,271
Total Basic Materials		125,390,644

Technology - 2.4%
Broadcom, Inc.
4.15% due 11/15/30[6]	16,940,000	19,029,444
NCR Corp.
5.25% due 10/01/30[4]	11,250,000	11,250,000
8.13% due 04/15/25[4]	6,189,000	6,840,392
MSCI, Inc.
3.88% due 02/15/31[4]	15,900,000	16,570,980
Qorvo, Inc.
4.38% due 10/15/29	11,220,000	11,921,250
3.38% due 04/01/31[4]	1,900,000	1,930,875
Black Knight InfoServ LLC
3.63% due 09/01/28[4]	12,000,000	12,127,500
Booz Allen Hamilton, Inc.
3.88% due 09/01/28[4]	11,800,000	12,113,290
Leidos, Inc.
4.38% due 05/15/30[4]	7,620,000	8,930,259
BY Crown Parent LLC / BY Bond Finance, Inc.
4.25% due 01/31/26[4]	7,775,000	7,915,922
CDW LLC / CDW Finance Corp.
3.25% due 02/15/29	5,640,000	5,618,850
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.
5.75% due 03/01/25[4]	2,750,000	2,789,325
Total Technology		117,038,087

Energy - 2.0%
BP Capital Markets plc
4.88%[2,5]	39,360,000	42,115,200
Sabine Pass Liquefaction LLC
4.50% due 05/15/30[4,6]	16,150,000	18,192,193
NuStar Logistics, LP
6.38% due 10/01/30	12,350,000	12,813,125
Midwest Connector Capital Company LLC
4.63% due 04/01/29[4]	9,333,000	9,432,659
Rattler Midstream, LP
5.63% due 07/15/25[4]	4,125,000	4,155,938

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Global Partners Limited Partnership / GLP Finance Corp.
6.88% due 01/15/29[4]	3,900,000	$3,939,000
Reliance Industries Ltd.
4.50% due 10/19/20[4]	3,750,000	3,755,775
Baker Hughes a GE Company LLC / Baker Hughes Co-Obligor, Inc.
4.49% due 05/01/30	1,730,000	1,965,780
Basic Energy Services, Inc.
10.75% due 10/15/23[7]	1,500,000	307,500
Total Energy		96,677,170

Utilities - 1.3%
Cheniere Corpus Christi Holdings LLC
3.52% due 12/31/39†††	21,800,000	21,582,585
Midcap Funding XLVI Trust
due 04/08/21	21,000,000	21,050,521
AES Corp.
3.95% due 07/15/30[4]	9,760,000	10,784,410
Pattern Energy Operations Limited Partnership / Pattern Energy Operations, Inc.
4.50% due 08/15/28[4]	5,500,000	5,706,250
Terraform Global Operating LLC
6.13% due 03/01/26[4]	5,385,000	5,479,237
Clearway Energy Operating LLC
4.75% due 03/15/28[4]	2,250,000	2,323,125
Total Utilities		66,926,128

Total Corporate Bonds
(Cost $1,930,107,886)		2,019,640,562

ASSET-BACKED SECURITIES†† - 21.3%
Collateralized Loan Obligations - 11.5%
Tralee CLO III Ltd.
2017-3A, 1.72% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 10/20/27[4,8]	31,000,000	30,597,288
Diamond CLO Ltd.
2018-1A, 2.86% (3 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 07/22/30[4,8]	13,500,000	12,901,240
2018-1A, 2.06% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 07/22/30[4,8]	11,000,000	10,578,415
2018-1A, 3.96% (3 Month USD LIBOR + 3.70%, Rate Floor: 3.70%) due 07/22/30[4,8]	5,000,000	4,541,057
NewStar Clarendon Fund CLO LLC
2019-1A, 2.30% (3 Month USD LIBOR + 2.05%, Rate Floor: 0.00%) due 01/25/27[4,8]	14,050,000	13,764,380
2019-1A, 1.55% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 01/25/27[4,8]	8,018,849	7,982,761
2019-1A, 3.29% (3 Month USD LIBOR + 3.05%, Rate Floor: 0.00%) due 01/25/27[4,8]	4,500,000	4,268,219

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
2015-1A, 4.59% (3 Month USD LIBOR + 4.35%, Rate Floor: 0.00%) due 01/25/27[4,8]	1,300,000	$1,230,108
KREF Funding V LLC
1.90% due 06/25/26	27,000,000	25,877,613
BXMT Ltd.
2020-FL2, 1.80% (1 Month USD LIBOR + 1.65%, Rate Floor: 1.65%) due 02/16/37[4,8]	15,640,000	15,228,987
2020-FL2, 2.10% (1 Month USD LIBOR + 1.95%, Rate Floor: 1.95%) due 02/16/37[4,8]	8,000,000	7,649,328
Golub Capital Partners CLO Ltd.
2018-36A, 2.35% (3 Month USD LIBOR + 2.10%, Rate Floor: 0.00%) due 02/05/31[4,8]	20,000,000	18,016,830
2018-39A, 2.47% (3 Month USD LIBOR + 2.20%, Rate Floor: 2.20%) due 10/20/28[4,8]	5,000,000	4,835,247
FDF I Ltd.
2015-1A, 5.50% due 11/12/30[4]	12,000,000	11,946,350
2015-1A, 4.40% due 11/12/30[4]	10,000,000	9,918,144
MidOcean Credit CLO VII
2020-7A, 2.48% (3 Month USD LIBOR + 2.20%, Rate Floor: 0.00%) due 07/15/29[4,8]	21,000,000	20,503,974
GoldentTree Loan Management US CLO 1 Ltd.
2020-1A, 2.12% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 04/20/29[4,8]	19,500,000	18,864,996
Treman Park CLO Ltd.
2015-1A, due 10/20/28[4,10]	32,400,000	18,209,290
BDS Ltd.
2019-FL3, 2.45% (1 Month USD LIBOR + 2.30%, Rate Floor: 2.30%) due 12/15/35[4,8]	18,300,000	17,840,824
Cerberus Loan Funding XVII Ltd.
2016-3A, 2.81% (3 Month USD LIBOR + 2.53%, Rate Floor: 0.00%) due 01/15/28[4,8]	18,000,000	17,182,510
Crown Point CLO III Ltd.
2017-3A, 1.73% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 12/31/27[4,8]	15,000,000	14,820,015
Avery Point II CLO Ltd.
2013-3X COM, due 01/18/25[10]	19,158,456	13,505,455
LoanCore Issuer Ltd.
2019-CRE2, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/36[4,8]	12,850,000	12,592,014

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Lake Shore MM CLO III LLC
2020-1A, (3 Month USD LIBOR + 3.20%, Rate Floor: 3.20%) due 10/15/29[4,8]	12,200,000	$12,228,125
OZLM XIII Ltd.
2018-13A, 2.37% (3 Month USD LIBOR + 2.10%, Rate Floor: 0.00%) due 07/30/27[4,8]	12,650,000	12,172,702
Palmer Square Loan Funding Ltd.
2018-4A, 2.18% (3 Month USD LIBOR + 1.90%, Rate Floor: 0.00%) due 11/15/26[4,8]	9,050,000	8,811,170
2018-5A, 2.17% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 01/20/27[4,8]	3,000,000	2,924,400
MP CLO VIII Ltd.
2018-2A, 2.15% (3 Month USD LIBOR + 1.90%, Rate Floor: 0.00%) due 10/28/27[4,8]	11,950,000	11,430,555
Mountain Hawk II CLO Ltd.
2018-2A, 2.62% (3 Month USD LIBOR + 2.35%, Rate Floor: 0.00%) due 07/20/24[4,8]	8,250,000	8,233,074
2013-2A, 3.42% (3 Month USD LIBOR + 3.15%, Rate Floor: 0.00%) due 07/22/24[4,8]	2,750,000	2,553,453
TCP Waterman CLO Ltd.
2016-1A, 3.25% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 12/15/28[4,8]	11,000,000	10,696,210
Telos CLO Ltd.
2017-6A, 2.87% (3 Month USD LIBOR + 2.60%, Rate Floor: 0.00%) due 01/17/27[4,8]	7,500,000	7,293,644
2017-6A, 1.54% (3 Month USD LIBOR + 1.27%, Rate Floor: 0.00%) due 01/17/27[4,8]	3,403,879	3,400,230
Atlas Senior Loan Fund IX Ltd.
2018-9A, 2.07% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 04/20/28[4,8]	10,250,000	9,865,553
2018-9A, due 04/20/28[4,10]	9,600,000	682,205
Marathon CLO V Ltd.
2017-5A, 1.70% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/21/27[4,8]	7,920,233	7,781,355
2013-5A, due 11/21/27[4,10]	5,500,000	303,820
Avery Point VI CLO Ltd.
2018-6A, 2.25% (3 Month USD LIBOR + 2.00%, Rate Floor: 0.00%) due 08/05/27[4,8]	8,000,000	7,859,179

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Flagship CLO VIII Ltd.
2018-8A, 2.07% (3 Month USD LIBOR + 1.80%, Rate Floor: 0.00%) due 01/16/26[4,8]	8,025,000	$7,781,558
Dryden 37 Senior Loan Fund
2015-37A, due 01/15/31[4,10]	9,500,000	7,744,623
Venture XIV CLO Ltd.
2020-14A, 2.51% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 08/28/29[4,8]	8,000,000	7,721,807
Carlyle Global Market Strategies CLO Ltd.
2017-2A, 1.92% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 01/18/29[4,8]	3,500,000	3,425,191
2012-3A, due 01/14/32[4,10]	6,400,000	1,910,669
2013-3X SUB, due 10/15/30[10]	4,938,326	1,222,280
2018-1A, 2.12% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 04/20/27[4,8]	1,150,000	1,072,687
Newstar Commercial Loan Funding LLC
2017-1A, 3.73% (3 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 03/20/27[4,8]	7,500,000	7,335,508
Monroe Capital CLO Ltd.
2017-1A, 1.61% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/22/26[4,8]	4,477,409	4,467,804
2017-1A, 3.86% (3 Month USD LIBOR + 3.60%, Rate Floor: 0.00%) due 10/22/26[4,8]	3,000,000	2,771,170
ACIS CLO Ltd.
2014-4A, 2.80% (3 Month USD LIBOR + 2.55%, Rate Floor: 0.00%) due 05/01/26[4,8]	3,600,000	3,513,987
2015-6A, 3.62% (3 Month USD LIBOR + 3.37%, Rate Floor: 0.00%) due 05/01/27[4,8]	3,250,000	3,235,682
Octagon Loan Funding Ltd.
2014-1A, due 11/18/31[4,10]	19,435,737	6,533,152
Marathon CRE Ltd.
2018-FL1, 3.15% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 06/15/28[4,8]	6,000,000	5,519,931
2018-FL1, 2.75% (1 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 06/15/28[4,8]	650,000	617,463
Voya CLO Ltd.
2013-1A, due 10/15/30[4,10]	28,970,307	6,090,167

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Silvermore CLO Ltd.
2014-1A, 3.28% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 05/15/26[4,8]	5,500,000	$5,473,200
Dryden 41 Senior Loan Fund
2015-41A, due 04/15/31[4,10]	11,700,000	5,446,349
FDF II Ltd.
2016-2A, 6.29% due 05/12/31[4]	5,250,000	5,103,847
Sudbury Mill CLO Ltd.
2017-1A, 2.72% (3 Month USD LIBOR + 2.45%, Rate Floor: 0.00%) due 01/17/26[4,8]	5,000,000	4,822,000
Hull Street CLO Ltd.
2014-1A, 3.87% (3 Month USD LIBOR + 3.60%, Rate Floor: 0.00%) due 10/18/26[4,8]	5,785,000	4,644,822
Dryden 50 Senior Loan Fund
2017-50A, due 07/15/30[4,10]	7,895,000	4,583,608
Madison Park Funding XVI Ltd.
2016-16A, 2.92% (3 Month USD LIBOR + 2.65%, Rate Floor: 0.00%) due 04/20/26[4,8]	4,000,000	3,979,538
Jackson Mill CLO Ltd.
2018-1A, 2.13% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 04/15/27[4,8]	4,150,000	3,959,505
Venture XIII CLO Ltd.
2013-13A, due 09/10/29[4,10]	13,790,000	3,922,359
Adams Mill CLO Ltd.
2014-1A, 5.28% (3 Month USD LIBOR + 5.00%, Rate Floor: 0.00%) due 07/15/26[4,8]	4,000,000	2,976,871
Mountain Hawk III CLO Ltd.
2014-3A, 3.07% (3 Month USD LIBOR + 2.80%, Rate Floor: 0.00%) due 04/18/25[4,8]	3,000,000	2,960,912
WhiteHorse X Ltd.
2015-10A, 5.57% (3 Month USD LIBOR + 5.30%, Rate Floor: 5.30%) due 04/17/27[4,8]	4,980,000	2,778,553
BNPP IP CLO Ltd.
2014-2A, 5.52% (3 Month USD LIBOR + 5.25%, Rate Floor: 0.00%) due 10/30/25[4,8]	5,682,631	2,431,646
Denali Capital CLO XI Ltd.
2018-1A, 2.42% (3 Month USD LIBOR + 2.15%, Rate Floor: 0.00%) due 10/20/28[4,8]	2,500,000	2,418,757
AMMC CLO XI Ltd.
2012-11A, due 04/30/31[4,10]	5,650,000	1,996,932
KVK CLO Ltd.
2013-1A, due 01/14/28[4,10]	11,900,000	1,866,352
Exantas Capital Corporation Ltd.
2019-RSO7, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/15/36[4,8]	1,500,000	1,472,057

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
KKR CLO 19 Ltd.
2017-19, 2.03% (3 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 10/15/30[4,8]	1,350,000	$1,319,160
Diamond CLO 2019-1 Ltd.
2019-1A, 3.84% (3 Month USD LIBOR + 3.60%, Rate Floor: 3.60%) due 04/25/29[4,8]	1,322,000	1,312,495
Dryden Senior Loan Fund
due 01/15/31[10]	1,897,598	822,334
Great Lakes CLO Ltd.
2014-1A, due 10/15/29[4,10]	1,500,000	594,769
Halcyon Loan Advisors Funding Ltd.
2012-1A, 3.28% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 08/15/23[4,8]	392,750	392,221
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[4,10]	4,219,178	325,721
Babson CLO Ltd.
2014-IA, due 07/20/25[4,10]	11,900,000	321,300
TICP CLO III-2 Ltd.
2018-3R, 1.11% (3 Month USD LIBOR + 0.84%, Rate Floor: 0.84%) due 04/20/28[4,8]	245,430	243,731
Copper River CLO Ltd.
2007-1A, due 01/20/21[7,10]	8,150,000	233,090
West CLO Ltd.
2013-1A, due 11/07/25[4,10]	5,300,000	145,750
Shackleton CLO Ltd.
2018-6RA, 0.87% (3 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 07/17/28[4,8]	137,681	137,625
Total Collateralized Loan Obligations		556,739,903

Transport-Aircraft - 5.2%
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[4]	24,431,643	22,808,637
2017-1, 3.97% due 07/15/42	22,681,098	20,422,580
2016-1, 4.45% due 08/15/41	12,541,166	11,468,995
2019-1A, 3.97% due 04/15/39[4]	3,948,507	3,654,176
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[4]	50,354,543	44,230,217
Raspro Trust
2005-1A, 1.11% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24[4,8]	32,006,147	31,045,963
AASET Trust
2017-1A, 3.97% due 05/16/42[4]	28,241,274	25,531,965
2020-1A, 4.34% due 01/16/40[4]	6,611,667	4,614,378
Falcon Aerospace Ltd.
2017-1, 4.58% due 02/15/42[4]	23,511,991	21,178,090
2017-1, 6.30% due 02/15/42[4]	5,459,851	3,877,209
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[4]	23,854,760	22,008,206

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[4]	17,825,657	$16,579,073
Sapphire Aviation Finance II Ltd.
2020-1A, 4.34% due 03/15/40[4]	9,117,555	6,125,363
2020-1A, 3.23% due 03/15/40[4]	687,429	619,857
MAPS Ltd.
2018-1A, 4.21% due 05/15/43[4]	6,583,933	6,058,519
GAIA Aviation Ltd.
2019-1, 3.97% due 12/15/44[4,11]	4,427,320	3,896,824
Stripes Aircraft Ltd.
2013-1 A1, 3.66% due 03/20/23†††	3,743,823	3,178,247
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48[7]	1,972,901	1,681,298
2013-1A, 6.38% due 12/13/48[7]	1,467,369	871,254
JOL Air Ltd.
2019-1, 3.97% due 04/15/44[4]	2,057,726	1,951,204
Airplanes Pass Through Trust
2001-1A, due 03/15/19†††,7,9	2,097,481	210
Total Transport-Aircraft		251,802,265

Financial - 1.6%
Madison Avenue Secured Funding Trust
2019-1, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 11/11/20†††,7,8	33,300,000	33,300,000
Aesf Vi Verdi LP
2.15% due 11/25/24†††	EUR 21,000,000	24,481,368
Nassau LLC
2019-1, 3.98% due 08/15/34[4]	18,464,208	18,793,151
Station Place Securitization Trust Series
2020-WL1, 3.40% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 06/25/51†††,7,8	2,600,000	2,600,000
Total Financial		79,174,519

Whole Business - 1.0%
TSGE
2017-1, 6.25% due 09/25/31†††	42,550,000	43,688,103
Taco Bell Funding LLC
2016-1A, 4.97% due 05/25/46[4]	2,733,188	2,943,697
Wingstop Funding LLC
2018-1, 4.97% due 12/05/48[4]	1,148,400	1,177,317
Drug Royalty III Limited Partnership 1
2017-1A, 2.78% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 04/15/27[4,8]	940,512	939,861
Wendy’s Funding LLC
2018-1A, 3.88% due 03/15/48[4]	389,000	409,477
2015-1A, 4.50% due 06/15/45[4]	47,500	48,493
Total Whole Business		49,206,948

Infrastructure - 0.8%
VB-S1 Issuer LLC
2020-1A, 6.66% due 06/15/50[4]	23,700,000	24,832,130
2020-1A, 4.09% due 06/15/50[4]	4,833,000	5,000,596

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 4.70% due 06/15/48[7]	6,721,223	$6,786,889
Total Infrastructure		36,619,615

Diversified Payment Rights - 0.3%
Bib Merchant Voucher Receivables Ltd.
4.18% due 04/07/28†††	15,300,000	16,047,451

Insurance - 0.3%
LTCG Securitization Issuer LLC
2018-A, 4.59% due 06/15/48[4]	14,057,309	14,060,371
J.G. Wentworth XLI LLC
2018-1A, 4.70% due 10/15/74[4]	400,000	438,796
Total Insurance		14,499,167

Collateralized Debt Obligations - 0.3%
Anchorage Credit Funding 4 Ltd.
2016-4A, 4.50% due 02/15/35[4]	9,200,000	9,182,405
Putnam Structured Product Funding Ltd.
2003-1A, 1.16% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 10/15/38[4,8]	2,907,356	2,887,493
Banco Bradesco SA
2014-1, 5.44% due 03/12/26†††	1,923,186	1,876,227
Total Collateralized Debt Obligations		13,946,125

Net Lease - 0.2%
CARS-DB4, LP
2020-1A, 4.95% due 02/15/50†††,4	10,550,000	10,960,518
Transport-Container - 0.1%
Global SC Finance II SRL
2013-1A, 2.98% due 04/17/28[4]	5,425,000	5,442,802
Total Asset-Backed Securities
(Cost $1,081,448,200)		1,034,439,313

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 20.6%
Residential Mortgage Backed Securities - 13.1%
FKRT
5.47% due 07/03/23†††,7	41,538,652	41,912,500
New Residential Advance Receivables Trust Advance Receivables Backed
2019-T5, 2.60% due 10/15/51[4]	10,028,000	9,991,609
2019-T5, 2.85% due 10/15/51[4]	9,655,000	9,620,037
2019-T5, 2.55% due 10/15/51[4]	9,261,000	9,227,374
2019-T4, 2.46% due 10/15/51[4]	6,703,000	6,739,394
2019-T4, 2.51% due 10/15/51[4]	4,595,000	4,612,906
2019-T4, 2.80% due 10/15/51[4]	1,500,000	1,500,508
JP Morgan Mortgage Acquisition Trust
2006-WMC4, 0.30% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 12/25/36[8]	26,078,659	16,970,335
2006-WMC3, 0.30% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 08/25/36[8]	11,356,370	9,215,934

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
2006-HE3, 0.31% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 11/25/36[8]	7,281,688	$6,439,124
2006-WMC4, 0.27% (1 Month USD LIBOR + 0.12%, Rate Floor: 0.12%) due 12/25/36[8]	8,976,504	5,803,207
2006-WMC4, 0.23% (1 Month USD LIBOR + 0.08%, Rate Floor: 0.08%) due 12/25/36[8]	3,795,580	2,432,301
Lehman XS Trust Series
2006-16N, 0.36% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 11/25/46[8]	18,738,272	18,168,358
2006-18N, 0.33% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 12/25/36[8]	15,661,500	15,407,564
2006-10N, 0.36% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 07/25/46[8]	4,212,540	4,075,365
RALI Series Trust
2006-QO6, 0.33% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 06/25/46[8]	34,762,597	11,883,243
2007-QO2, 0.30% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 02/25/47[8]	16,751,544	8,218,078
2006-QO8, 0.35% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 10/25/46[8]	7,164,998	6,721,125
2006-QO6, 0.38% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 06/25/46[8]	9,044,754	3,203,332
2006-QO6, 0.41% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 06/25/46[8]	5,706,469	2,059,405
2006-QO2, 0.42% (1 Month USD LIBOR + 0.27%, Rate Floor: 0.27%) due 02/25/46[8]	6,797,820	1,995,114
2006-QO2, 0.49% (1 Month USD LIBOR + 0.34%, Rate Floor: 0.34%) due 02/25/46[8]	3,637,410	1,124,262
2006-QO2, 0.37% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 02/25/46[8]	243,817	68,783
LSTAR Securities Investment Limited
2019-5, 1.66% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 11/01/24[4,8]	35,365,769	34,811,666
WaMu Asset-Backed Certificates WaMu Series
2007-HE2, 0.51% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 04/25/37[8]	28,007,525	14,810,953

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
2007-HE2, 0.34% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[8]	21,341,486	$10,889,444
2007-HE4, 0.32% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 07/25/47[8]	8,308,236	6,826,171
2007-HE4, 0.40% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 07/25/47[8]	2,699,734	1,981,334
Long Beach Mortgage Loan Trust
2006-6, 0.40% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 07/25/36[8]	16,122,884	8,667,130
2006-8, 0.31% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 09/25/36[8]	19,125,551	8,075,555
2006-4, 0.31% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 05/25/36[8]	11,795,952	5,310,674
2006-1, 0.34% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 02/25/36[8]	4,625,156	3,925,102
2006-6, 0.30% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 07/25/36[8]	5,020,471	2,611,830
2006-8, 0.24% (1 Month USD LIBOR + 0.09%, Rate Floor: 0.09%) due 09/25/36[8]	5,182,665	2,135,981
2006-6, 0.25% (1 Month USD LIBOR + 0.10%, Rate Floor: 0.10%) due 07/25/36[8]	2,906,244	1,486,734
Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 0.78% (1 Month USD LIBOR + 0.63%, Rate Floor: 0.63%) due 11/25/37[8]	31,597,257	30,806,675
CIM Trust
2018-R2, 3.69% (WAC) due 08/25/57[4,8]	26,383,534	26,424,526
American Home Mortgage Assets Trust
2006-6, 0.36% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 12/25/46[8]	12,283,100	9,977,512
2006-1, 0.34% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 05/25/46[8]	11,268,868	9,931,263
2006-3, 1.96% (1 Year CMT Rate + 0.94%, Rate Floor: 0.94%) due 10/25/46[8]	6,860,982	5,516,813
Legacy Mortgage Asset Trust
2018-GS3, 4.00% due 06/25/58[4,11]	25,194,853	25,390,138

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Ameriquest Mortgage Securities Trust
2006-M3, 0.32% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 10/25/36[8]	24,313,396	$16,812,660
2006-M3, 0.25% (1 Month USD LIBOR + 0.10%, Rate Floor: 0.10%) due 10/25/36[8]	15,366,568	7,278,596
Morgan Stanley IXIS Real Estate Capital Trust
2006-2, 0.37% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 11/25/36[8]	25,028,540	12,125,527
2006-2, 0.30% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 11/25/36[8]	19,093,643	9,121,034
Morgan Stanley ABS Capital I Incorporated Trust
2006-HE8, 0.37% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 10/25/36[8]	23,561,581	14,566,719
2006-HE6, 0.25% (1 Month USD LIBOR + 0.10%, Rate Floor: 0.10%) due 09/25/36[8]	4,961,626	2,340,963
2007-HE4, 0.38% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 02/25/37[8]	4,281,718	1,850,779
IXIS Real Estate Capital Trust
2007-HE1, 0.31% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 05/25/37[8]	26,063,047	9,200,391
2007-HE1, 0.38% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 05/25/37[8]	18,465,303	6,638,993
GSAA Home Equity Trust
2006-3, 0.45% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 03/25/36[8]	14,428,186	9,844,796
2006-9, 0.39% (1 Month USD LIBOR + 0.24%, Rate Floor: 0.24%) due 06/25/36[8]	9,364,284	4,175,958
2007-7, 0.69% (1 Month USD LIBOR + 0.54%, Rate Floor: 0.27%) due 07/25/37[8]	1,254,742	1,202,386
GSAMP Trust
2007-NC1, 0.28% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 12/25/46[8]	22,877,023	14,755,724
Master Asset Backed Securities Trust
2006-WMC3, 0.31% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 08/25/36[8]	12,011,143	5,605,593

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
2006-HE3, 0.25% (1 Month USD LIBOR + 0.10%, Rate Floor: 0.10%) due 08/25/36[8]	10,521,704	$4,362,535
2006-HE3, 0.30% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 08/25/36[8]	8,846,241	3,731,435
Citigroup Mortgage Loan Trust, Inc.
2007-AMC3, 0.40% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 03/25/37[8]	14,003,846	12,189,621
Nationstar Home Equity Loan Trust
2007-C, 0.32% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 06/25/37[8]	12,362,255	11,969,534
Home Equity Loan Trust
2007-FRE1, 0.34% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[8]	11,089,769	10,405,670
Alternative Loan Trust
2007-OA7, 0.33% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 05/25/47[8]	10,586,974	9,686,525
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes
2019-T2, 2.52% due 10/15/52[4]	4,000,000	3,962,843
2019-T2, 2.77% due 10/15/52[4]	2,068,000	2,048,909
2019-T1, 2.34% due 10/15/51[4]	1,690,000	1,690,724
2019-T1, 2.39% due 10/15/51[4]	1,374,000	1,374,594
First NLC Trust
2007-1, 0.43% (1 Month USD LIBOR + 0.28%, Rate Floor: 0.28%) due 08/25/37[4,8]	8,123,181	5,175,176
2007-1, 0.22% (1 Month USD LIBOR + 0.07%, Rate Floor: 0.07%) due 08/25/37[4,8]	6,160,068	3,778,244
WaMu Asset-Backed Certificates WaMu Series Trust
2007-HE1, 0.38% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 01/25/37[8]	9,200,169	5,950,913
2007-HE4, 0.32% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 07/25/47[8]	3,781,140	2,744,497
ACE Securities Corporation Home Equity Loan Trust Series
2007-ASP1, 0.53% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 03/25/37[8]	12,869,796	8,095,559
HSI Asset Securitization Corporation Trust
2007-HE1, 0.34% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 01/25/37[8]	7,514,539	6,255,840

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
LSTAR Securities Investment Trust
2019-1, 1.86% (1 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 03/01/24[4,8]	4,873,768	$4,825,607
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 1.86% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46[8]	5,796,118	4,756,551
Morgan Stanley Mortgage Loan Trust
2006-9AR, 0.30% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 08/25/36[8]	10,081,091	4,168,976
Nomura Resecuritization Trust
2015-4R, 1.48% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 03/26/36[4,8]	3,423,466	3,397,112
Alliance Bancorp Trust
2007-OA1, 0.39% (1 Month USD LIBOR + 0.24%, Rate Floor: 0.24%) due 07/25/37[8]	3,106,582	2,687,345
Wachovia Asset Securitization Issuance II LLC Trust
2007-HE1, 0.31% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/37[4,8]	1,179,430	1,105,019
Morgan Stanley Re-REMIC Trust
2010-R5, 1.38% due 06/26/36[4]	926,430	821,010
Asset Backed Securities Corporation Home Equity Loan Trust
2006-HE5, 0.29% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[8]	621,334	603,381
GreenPoint Mortgage Funding Trust
2007-AR1, 0.23% (1 Month USD LIBOR + 0.08%, Rate Floor: 0.08%) due 02/25/47†††,8	34	34
Total Residential Mortgage Backed Securities		638,277,132

Government Agency - 6.1%
Uniform MBS 30 Year
2.00% due 12/14/21	246,460,000	253,926,999
Uniform MBS 15 Year
1.50% due 10/19/21	40,750,000	41,695,522
Total Government Agency		295,622,521

Commercial Mortgage Backed Securities - 0.7%
GS Mortgage Securities Corporation Trust
2017-STAY, 2.55% (1 Month USD LIBOR + 2.40%, Rate Floor: 2.15%) due 07/15/32[4,8]	16,531,000	15,346,718
2020-UPTN, 3.25% (WAC) due 02/10/37[4,8]	8,256,000	7,697,988
2020-DUNE, 2.65% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 12/15/36[4,8]	7,340,000	6,312,173

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
2020-DUNE, 2.05% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 12/15/36[4,8]	2,750,000	$2,432,873
BX Commercial Mortgage Trust
2019-XL, 2.45% (1 Month USD LIBOR + 2.30%, Rate Floor: 2.30%) due 10/15/36[4,8]	2,221,357	2,185,254
GE Business Loan Trust
2007-1A, 0.60% (1 Month USD LIBOR + 0.45%, Rate Floor: 0.45%) due 04/16/35[4,8]	813,654	813,654
2007-1A, 0.32% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 04/15/35[4,8]	602,706	602,706
Wells Fargo Commercial Mortgage Trust
2015-NXS1, 2.63% due 05/15/48	1,019,831	1,019,462
KREF Funding V LLC
0.15% due 06/25/26†††,12	73,636,363	87,406
Total Commercial Mortgage Backed Securities		36,498,234

Military Housing - 0.7%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 0.65% (WAC) due 11/25/52[4,8,12]	164,153,223	10,051,348
2015-R1, 0.52% (WAC) due 11/25/55[4,8,12]	66,647,623	4,782,667
GMAC Commercial Mortgage Asset Corp.
2004-POKA, 6.36% due 09/10/44†††,4	9,000,000	12,340,313
Capmark Military Housing Trust
2007-AET2, 6.06% due 10/10/52[4]	5,654,663	6,762,639
Total Military Housing		33,936,967

Total Collateralized Mortgage Obligations
(Cost $1,039,530,407)		1,004,334,854

SENIOR FLOATING RATE INTERESTS††,8 - 14.4%
Consumer, Cyclical - 3.0%
Samsonite IP Holdings SARL
5.50% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 04/25/25	20,897,625	20,349,062
BGIS (BIFM CA Buyer, Inc.)
3.76% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/01/26	18,269,534	17,949,817
Alterra Mountain Co.
5.50% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 07/31/26	17,527,769	17,308,672
CHG Healthcare Services, Inc.
4.00% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 06/07/23	15,396,399	15,116,031

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Cast & Crew Payroll LLC
3.90% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 02/09/26	10,991,104	$10,460,783
Mavis Tire Express Services Corp.
3.47% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/20/25	7,504,004	7,105,391
Accuride Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	7,771,073	5,983,726
Packers Sanitation Services, Inc.
4.00% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 12/04/24	5,313,796	5,207,521
CPI Acquisition, Inc.
5.50% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 08/17/22	5,602,372	4,867,061
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
4.65% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/03/25	4,632,754	4,215,806
Galls LLC
7.25% (3 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 01/31/25†††	3,687,801	3,647,822
8.50% (3 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 01/31/24†††	280,429	260,135
Intrawest Resorts Holdings, Inc.
2.90% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 07/31/24	3,767,785	3,624,910
EnTrans International, LLC
6.15% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24	3,939,041	3,446,661
Alexander Mann
5.09% (6 Month GBP LIBOR + 5.00%, Rate Floor: 5.00%) due 06/16/25	GBP 3,000,000	3,226,303
SHO Holding I Corp.
6.25% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) (in-kind rate was 2.25%) due 04/26/24[13]	3,661,946	2,526,743
3.12% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 04/26/24	18,622	12,849
WESCO
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/14/24†††	2,346,000	2,338,799

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Eyemart Express
4.00% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 08/05/24	2,299,562	$2,220,986
Playtika Holding Corp.
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 12/09/24	2,158,231	2,157,432
Checkers Drive-In Restaurants, Inc.
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 04/25/24	3,339,330	2,128,823
Blue Nile, Inc.
7.50% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23	2,975,000	1,859,375
Zephyr Bidco Ltd.
7.55% (1 Month GBP LIBOR + 7.50%, Rate Floor: 7.50%) due 07/23/26†††	GBP 1,540,417	1,793,886
SP PF Buyer LLC
4.65% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 12/22/25	1,655,797	1,488,843
EG Finco Ltd.
4.81% (3 Month GBP LIBOR + 4.75%, Rate Floor: 4.75%) due 02/07/25	GBP 977,500	1,191,685
Recorded Books, Inc.
due 08/25/25	1,200,000	1,188,000
Belk, Inc.
7.75% (3 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 07/31/25	2,654,559	989,381
K & N Parent, Inc.
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 10/20/23	959,005	837,528
1-800 Contacts
4.00% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 01/22/23	746,768	745,215
Navistar Inc.
3.66% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 11/06/24	497,449	492,475
Apro LLC
5.00% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 11/14/26	497,494	490,031
American Tire Distributors, Inc.
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	249,634	244,641
8.50% (1 Month USD LIBOR + 7.50% and 3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24	163,523	138,527
Total Consumer, Cyclical		145,614,920

Industrial - 2.8%
Mileage Plus Holdings LLC
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27	15,250,000	15,487,290

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
TransDigm, Inc.
2.40% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/30/25	14,295,195	$13,489,375
Pelican Products, Inc.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/01/25	12,723,511	12,111,256
Gardner Denver, Inc.
2.90% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 03/01/27	10,822,875	10,658,259
Charter Nex US, Inc.
3.40% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 05/16/24	6,394,423	6,227,912
3.75% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 05/16/24	3,470,982	3,381,326
YAK MAT (YAK ACCESS LLC)
10.22% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	10,290,199	7,443,210
Vertical (TK Elevator)
4.57% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 07/30/27	6,550,000	6,488,037
AI Convoy Luxembourg SARL
due 01/27/27	EUR 5,427,143	6,285,836
Berlin Packaging LLC
3.23% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 11/07/25	4,509,052	4,365,348
3.16% (1 Month USD LIBOR + 3.00% and 3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 11/07/25	1,638,950	1,586,717
Pro Mach Group, Inc.
4.50% (6 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 03/07/25	4,721,692	4,624,402
JetBlue Airways Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/17/24	4,611,625	4,572,242
BWAY Holding Co.
3.52% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/03/24	4,875,320	4,567,590
STS Operating, Inc. (SunSource)
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/11/24	3,867,469	3,657,659
Delta Air Lines, Inc.
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 05/01/23	2,992,500	2,985,019
Diversitech Holdings, Inc.
4.00% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 06/03/24	1,985,394	1,948,168

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
8.50% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25	1,000,000	$952,500
Titan Acquisition Ltd. (Husky)
3.22% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/28/25	3,000,000	2,826,570
DG Investment Intermediate Holdings 2, Inc.
3.75% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.75%) due 02/03/25	2,747,805	2,632,754
Fortis Solutions Group LLC
6.00% (1 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 12/15/23†††	2,367,976	2,365,608
Douglas Dynamics LLC
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 06/08/26†††	1,795,500	1,777,545
Tosca Services LLC
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 08/18/27	1,600,000	1,598,000
SLR Consulting Ltd.
4.27% (6 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 06/23/25†††	1,190,970	1,169,286
6.48% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 06/23/25†††	311,616	305,942
4.33% (1 Month USD LIBOR + 4.00% and 6 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 06/23/25†††	GBP 58,680	74,339
Bhi Investments LLC
5.50% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 08/28/24	1,608,336	1,511,836
National Technical Systems
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 06/12/21†††	1,524,623	1,494,130
LTI Holdings, Inc.
3.65% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 09/06/25	1,470,000	1,363,190
Reynolds Group Holdings, Inc.
3.98% (1 Month USD LIBOR + 2.75% and Commercial Prime Lending Rate + 1.75%, Rate Floor: 2.75%) due 02/06/23	1,362,028	1,343,818
Klockner Pentaplast of America, Inc.
4.75% (3 Month EURIBOR + 4.75%, Rate Floor: 4.75%) due 06/30/22	EUR 1,100,000	1,226,385

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
API Heat Transfer
12.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) (in-kind rate was 12.00%) due 01/01/24†††,13	1,013,102	$904,193
12.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) (in-kind rate was 12.00%) due 10/02/23†††,13	180,748	164,481
Safety Bidco Ltd.
4.55% (3 Month GBP LIBOR + 4.50%, Rate Floor: 4.50%) due 10/25/24†††	GBP 850,000	1,059,449
ILPEA Parent, Inc.
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 03/02/23†††	961,708	946,080
Duran Group Holding GMBH
4.25% (6 Month EURIBOR + 4.25%, Rate Floor: 4.25%) due 03/29/24†††	EUR 431,184	482,347
4.25% (6 Month EURIBOR + 4.25%, Rate Floor: 4.25%) due 12/20/24†††	EUR 147,191	164,657
Hillman Group, Inc.
4.15% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/30/25	600,781	586,344
Transcendia Holdings, Inc.
4.50% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/30/24	571,592	457,273
Gates Global LLC
3.75% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 04/01/24	149,231	146,806
Total Industrial		135,433,179

Consumer, Non-cyclical - 2.3%
US Foods, Inc.
4.25% (6 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 04/24/25	29,564,063	28,824,961
Bombardier Recreational Products, Inc.
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 05/24/27	21,050,000	21,216,716
Diamond (BC) BV
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 09/06/24†††	10,040,000	10,014,900
3.26% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 09/06/24	6,715,326	6,262,041
due 09/06/24	EUR 398,974	444,263
Packaging Coordinators Midco, Inc.
due 09/25/27	12,100,000	12,031,998

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Springs Window Fashions
8.65% (1 Month USD LIBOR + 8.50%, Rate Floor: 8.50%) due 06/15/26	5,500,000	$4,665,815
4.40% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 06/16/25	3,154,072	3,025,291
Hearthside Group Holdings LLC
3.83% (1 Month USD LIBOR + 3.69%, Rate Floor: 3.69%) due 05/23/25	5,428,028	5,259,542
4.15% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/23/25	1,122,152	1,093,402
AI Aqua Zip Bidco Pty Ltd.
4.25% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 12/13/23	6,170,063	6,006,108
BCPE Eagle Buyer LLC
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 03/18/24	2,804,319	2,636,761
Sunshine Investments B.V.
due 03/25/25	EUR 2,000,000	2,310,579
Civitas Solutions, Inc.
4.40% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 03/09/26	2,294,322	2,258,944
Certara, Inc.
3.72% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/15/24	1,636,944	1,604,205
CTI Foods Holding Co. LLC
8.00% (6 Month USD LIBOR + 4.00%, Rate Floor: 8.00%) (in-kind rate was 3.00%) due 05/03/24†††,13	761,508	715,818
10.00% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) (in-kind rate was 6.00%) due 05/03/24†††,13	380,015	345,813
Recess Holdings, Inc.
4.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 09/30/24	1,076,763	985,238
Zep, Inc.
due 08/12/24	896,134	837,886
EyeCare Partners LLC
3.90% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 02/18/27	887,432	832,527
Moran Foods LLC
11.75% (3 Month USD LIBOR + 1.00%, Rate Floor: 2.00%) (in-kind rate was 10.75%) due 10/01/24†††,13	458,453	412,728
8.00% (3 Month USD LIBOR + 1.00%, Rate Floor: 2.00%) (in-kind rate was 7.00%) due 04/01/24†††,13	380,888	347,544

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Blue Ribbon LLC
5.00% (1 Month USD LIBOR + 4.00% and 3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 11/15/21	550,000	$506,171
Total Consumer, Non-cyclical		112,639,251

Financial - 1.6%
Jefferies Finance LLC
due 09/27/27	24,550,000	24,304,500
Duff & Phelps
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 04/09/27	13,167,000	13,071,013
GT Polaris, Inc.
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 09/24/27	11,550,000	11,452,518
USI, Inc.
4.50% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 12/02/26	10,300,000	10,179,799
Teneo Holdings LLC
6.25% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 07/11/25	5,494,500	5,288,456
HUB International Ltd.
3.26% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 04/25/25	5,213,000	5,031,535
Camelia Bidco Banc Civica
4.81% (3 Month GBP LIBOR + 4.75%, Rate Floor: 4.75%) due 10/14/24	GBP 3,000,000	3,726,870
Aretec Group, Inc.
4.40% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/01/25	3,831,750	3,640,163
Panda Hummel
due 10/27/22	1,220,000	1,129,366
AmeriLife Holdings LLC
4.16% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 03/18/27	225,000	221,625
Total Financial		78,045,845

Communications - 1.6%
Xplornet Communications Inc.
4.90% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 06/10/27	21,915,075	21,463,186
T-Mobile USA, Inc.
3.15% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 04/01/27	10,523,625	10,507,629
Trader Interactive
7.50% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 06/17/24†††	10,761,907	10,245,335

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Liberty Cablevision of Puerto Rico LLC
5.15% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 10/15/26	9,550,000	$9,530,136
McGraw-Hill Global Education Holdings LLC
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 05/04/22	9,354,657	7,811,139
Zayo Group Holdings, Inc.
3.15% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/09/27	6,865,500	6,653,425
Market Track LLC
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/05/24	4,122,500	3,607,187
Resource Label Group LLC
5.50% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 05/26/23	1,911,909	1,720,718
9.50% (3 Month USD LIBOR + 8.50%, Rate Floor: 9.50%) due 11/26/23†††	1,500,000	1,230,000
Cengage Learning Acquisitions, Inc.
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23	2,190,522	1,825,954
Flight Bidco, Inc.
7.65% (1 Month USD LIBOR + 7.50%, Rate Floor: 7.50%) due 07/23/26†††	1,000,000	850,000
Nielsen Finance LLC
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 06/04/25	748,125	746,629
Total Communications		76,191,338

Technology - 1.4%
Transact Holdings, Inc.
4.90% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 04/30/26	14,840,275	13,940,657
Planview, Inc.
6.25% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 01/27/23†††	11,725,656	11,680,406
Datix Bidco Ltd.
5.36% (6 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/28/25†††	9,112,505	9,053,311
8.61% (6 Month USD LIBOR + 7.75%, Rate Floor: 7.75%) due 04/27/26†††	461,709	458,254
Neustar, Inc.
4.50% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 08/08/24	6,509,349	6,099,781
GlobalFoundries, Inc.
5.00% (3 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 06/05/26	4,838,750	4,814,556

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
1A Smart Start LLC
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 08/19/27	4,300,000	$4,301,806
Epicor Software
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 07/30/27	3,450,000	3,441,858
Park Place Technologies LLC
5.00% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 03/28/25	3,258,651	3,213,844
Greenway Health LLC
4.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 02/16/24	3,509,320	3,116,732
Ministry Brands LLC
5.00% (2 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 12/02/22†††	2,649,085	2,476,894
Aspect Software, Inc.
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24	2,065,245	1,961,983
Boxer Parent Co., Inc.
4.40% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/02/25	1,791,896	1,735,290
Cologix Holdings, Inc.
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 03/20/24	1,200,000	1,170,504
Kar Finland Bidco Oy
4.50% (6 Month EURIBOR + 4.50%, Rate Floor: 4.50%) due 11/27/23†††	EUR 1,000,000	1,131,832
24-7 Intouch, Inc.
4.90% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 08/25/25†††	1,156,202	1,069,487
EIG Investors Corp.
4.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 02/09/23	840,167	835,757
Brave Parent Holdings, Inc.
4.15% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 04/18/25	323,346	318,496
Total Technology		70,821,448

Basic Materials - 1.3%
GrafTech Finance, Inc.
4.50% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 02/12/25	15,865,884	15,641,065
LSF11 Skyscraper HoldCo SARL
5.50% (1 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 08/09/27	13,800,000	13,662,000
Illuminate Buyer LLC
4.15% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 06/30/27	12,757,625	12,638,087

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Alpha 3 BV
4.00% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 01/31/24	7,342,075	$7,216,673
PQ Corp.
4.00% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 02/08/27	4,750,000	4,721,500
Patriot Container Corp. (Wastequip)
4.50% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 03/20/25	4,465,354	4,364,883
ICP Industrial, Inc.
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 11/03/23†††	2,435,415	2,271,025
Invictus MD Strategies Corp.
3.15% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/28/25	2,012,634	1,956,964
Vectra Co.
3.40% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/08/25	1,645,224	1,590,388
Ascend Performance Materials Operations LLC
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 08/27/26	397,990	396,330
Total Basic Materials		64,458,915

Utilities - 0.3%
Hamilton Projects Acquiror LLC
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/17/27	11,979,975	11,935,050
Granite Generation LLC
4.75% (1 Month USD LIBOR + 3.75% and 3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 11/09/26	536,046	532,364
Total Utilities		12,467,414

Energy - 0.1%
SeaPort Financing LLC
5.65% (1 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 10/31/25†††	3,085,324	2,745,938
Permian Production Partners LLC
due 05/20/24†††,9	11,732,500	586,625
Summit Midstream Partners, LP
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/13/22	1,020,379	204,076
Gavilan Resources LLC
due 03/01/24†††,9	2,050,000	5,125
Total Energy		3,541,764

Total Senior Floating Rate Interests
(Cost $719,218,995)		699,214,074

U.S. TREASURY BILLS†† - 0.9%
U.S. Treasury Bills
0.14% due 12/03/20[14]	16,500,000	16,497,112
0.09% due 01/07/21[14]	9,500,000	9,497,511
0.10% due 11/05/20[14]	6,950,000	6,949,409

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
0.10% due 12/03/20[14]	5,100,000	$5,099,108
0.14% due 12/31/20[14]	2,639,000	2,638,349
0.10% due 01/21/21[14]	1,500,000	1,499,538
0.09% due 01/14/21[14]	1,000,000	999,705
Total U.S. Treasury Bills
(Cost $43,179,115)		43,180,732

SENIOR FIXED RATE INTERESTS††† - 0.1%
Communications - 0.1%
MHGE Parent LLC
11.00% due 04/20/22	4,700,000	3,334,749

Consumer, Cyclical - 0.0%
WESCO
5.25% due 06/14/24	CAD 3,940,000	2,950,496
Total Senior Fixed Rate Interests
(Cost $7,642,652)		6,285,245

REPURCHASE AGREEMENTS††,15 - 0.5%
J.P. Morgan Securities LLC
issued 09/30/20 at 0.06% due 10/01/20	25,000,000	25,000,000
Total Repurchase Agreements
(Cost $25,000,000)		25,000,000

	Notional Value	Value
OTC OPTIONS PURCHASED†† - 0.3%
Put options on:
Morgan Stanley Capital Services LLC 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	2,186,900,000	7,938,447
Bank of America, N.A. 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	1,067,900,000	3,876,477
Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61	1,157,800,000	2,801,876
Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	463,200,000	1,681,416
Bank of America, N.A. 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61	82,200,000	198,924
Total OTC Options Purchased
(Cost $10,589,112)		16,497,140

Total Investments - 113.5%
(Cost $5,506,204,874)		$5,525,231,130
Other Assets & Liabilities, net - (13.5)%		(658,831,372)
Total Net Assets - 100.0%		$4,866,399,758

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Commodity Futures Contracts Purchased†
Gold 100 oz. Futures Contracts	239	Dec 2020	$45,206,850	$(1,867,948)
Commodity Futures Contracts Sold Short†
WTI Crude Futures Contracts	1,530	Oct 2020	61,154,100	(3,177,126)

Centrally Cleared Credit Default Swap Agreements Protection Sold††

Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date
BofA Securities, Inc.	ICE	CDX.NA.HY.35.V1	5.00%	Quarterly	12/20/25

Counterparty	Notional Amount	Value	Upfront Premiums Paid	Unrealized Depreciation**
BofA Securities, Inc.	$460,920,000	$19,289,502	$19,509,506	$(220,004)

Centrally Cleared Interest Rate Swap Agreements††

Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	0.78%	Quarterly	07/09/35
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	0.67%	Quarterly	08/21/30
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	0.63%	Quarterly	07/10/30
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	0.64%	Quarterly	08/24/30

Counterparty	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation**
BofA Securities, Inc.	$9,400,000	$220,814	$388	$220,426
BofA Securities, Inc.	33,170,000	157,163	506	156,657
BofA Securities, Inc.	15,030,000	117,075	571	116,504
BofA Securities, Inc.	6,360,000	48,561	347	48,214
		$543,613	$1,812	$541,801

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

OTC Interest Rate Swap Agreements††

Counterparty	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date
Goldman Sachs International	Pay	3-Month ILS TELBOR	1.07%	Quarterly	03/13/30

Counterparty	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Goldman Sachs International	ILS 64,263,500	$56,526	$—	$56,526

Total Return Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Credit Index Swap Agreements††
Bank of America, N.A.	iShares iBoxx $ High Yield Corporate Bond ETF	0.43% (1 Month USD LIBOR + 0.28%)	Monthly	10/15/20	604,000	$50,675,600	$1,123,440
BNP Paribas	iShares iBoxx $ High Yield Corporate Bond ETF	0.39% (1 Month USD LIBOR + 0.25%)	Monthly	12/30/20	605,000	50,759,500	1,089,000
Bank of America, N.A.	iShares iBoxx $ High Yield Corporate Bond ETF	0.41% (1 Month USD LIBOR + 0.26%)	Monthly	12/17/20	605,000	50,759,500	913,550
Barclays Bank plc	iShares iBoxx $ High Yield Corporate Bond ETF	0.46% (1 Month USD LIBOR + 0.30%)	Monthly	01/12/21	605,000	50,759,500	910,525
Bank of America, N.A.	iShares iBoxx $ High Yield Corporate Bond ETF	0.34% (1 Month USD LIBOR + 0.19%)	Monthly	12/14/20	600,000	50,340,000	906,000
Bank of America, N.A.	iShares iBoxx $ High Yield Corporate Bond ETF	0.42% (1 Month USD LIBOR + 0.26%)	Monthly	12/21/20	600,000	50,340,000	906,000
Bank of America, N.A.	iShares iBoxx $ High Yield Corporate Bond ETF	0.40% (1 Month USD LIBOR + 0.25%)	Monthly	12/16/20	458,620	38,478,218	692,516
Bank of America, N.A.	iShares iBoxx $ High Yield Corporate Bond ETF	0.43% (1 Month USD LIBOR + 0.28%)	Monthly	12/24/20	600,000	50,340,000	648,000

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

Counterparty	Reference Obligation	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Bank of America, N.A.	iShares iBoxx $ High Yield Corporate Bond ETF	0.43% (1 Month USD LIBOR + 0.28%)	Monthly	10/19/20	600,000	$50,340,000	$414,000
Barclays Bank plc	iShares iBoxx $ High Yield Corporate Bond ETF	0.44% (1 Month USD LIBOR + 0.28%)	Monthly	10/20/20	156,920	13,165,588	59,630
						$455,957,906	$7,662,661
OTC Equity Index Swap Agreements††
Bank of America, N.A.	VanEck Vectors Gold Miners ETF	0.41% (1 Month USD LIBOR + 0.25%)	Monthly	10/20/20	1,053,640	$41,260,542	$(2,318,008)

Forward Foreign Currency Exchange Contracts††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2020	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	5,702,202,000	MXN	11/25/20	$288,340,791	$256,042,744	$32,298,047
Goldman Sachs International	3,805,184,000	MXN	11/25/20	193,397,843	170,862,019	22,535,824
Citibank N.A., New York	1,901,663,000	MXN	11/25/20	96,821,581	85,389,295	11,432,286
JPMorgan Chase Bank, N.A.	178,600,000	BRL	07/01/21	42,785,007	31,525,294	11,259,713
Citibank N.A., New York	122,150,000	BRL	07/01/21	29,677,307	21,561,112	8,116,195
Citibank N.A., New York	6,320,158,500	JPY	07/01/21	62,232,010	60,160,767	2,071,243
Barclays Bank plc	6,018,007,500	JPY	07/01/21	59,168,297	57,284,631	1,883,666
Barclays Bank plc	92,228,427	ILS	08/01/22	27,935,310	27,371,972	563,338
Goldman Sachs International	8,850,000	BRL	07/01/21	2,073,328	1,562,144	511,184
Bank of America, N.A.	79,971,800	ILS	04/30/21	23,698,471	23,491,250	207,221
Bank of America, N.A.	11,762,000	EUR	10/16/20	13,927,454	13,799,597	127,857
Citibank N.A., New York	193,819,000	ILS	04/30/21	56,980,495	56,933,202	47,293
JPMorgan Chase Bank, N.A.	3,978,000	CAD	10/16/20	3,014,735	2,988,281	26,454
Goldman Sachs International	57,434,200	ILS	01/31/22	17,016,598	16,995,421	21,177
Bank of America, N.A.	7,363,900	ILS	01/31/22	2,183,190	2,179,060	4,130
Barclays Bank plc	684,673	ILS	08/02/21	204,027	201,789	2,238
Citibank N.A., New York	3,158,500	JPY	01/04/21	30,823	29,989	834
Barclays Bank plc	3,007,500	JPY	01/04/21	29,299	28,555	744
Citibank N.A., New York	1,052	ILS	02/01/21	298	308	(10)
JPMorgan Chase Bank, N.A.	177,600	ILS	10/15/20	51,849	51,908	(59)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2020	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	383,900	ILS	02/01/21	$112,169	$112,501	$(332)
Goldman Sachs International	38,713,300	ILS	04/30/21	11,336,276	11,371,806	(35,530)
Goldman Sachs International	72,830,756	ILS	02/01/21	21,256,019	21,342,917	(86,898)
Goldman Sachs International	8,848,000	GBP	10/16/20	11,318,777	11,417,942	(99,165)
JPMorgan Chase Bank, N.A.	20,953,000	EUR	12/30/20	24,464,304	24,630,434	(166,130)
Goldman Sachs International	32,149,325	EUR	07/30/21	37,345,460	37,969,757	(624,297)
JPMorgan Chase Bank, N.A.	29,016,000	EUR	07/30/21	33,489,397	34,269,163	(779,766)
						$89,317,257

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at September 30, 2020	Unrealized Appreciation (Depreciation)
Goldman Sachs International	312,504,100	ILS	04/30/21	$87,609,810	$91,796,258	$4,186,448
Goldman Sachs International	92,228,427	ILS	08/01/22	24,775,937	27,371,972	2,596,035
Goldman Sachs International	61,165,325	EUR	07/30/21	70,187,211	72,238,920	2,051,709
Goldman Sachs International	64,798,100	ILS	01/31/22	17,651,727	19,174,482	1,522,755
Goldman Sachs International	73,215,708	ILS	02/01/21	20,494,850	21,455,726	960,876
Goldman Sachs International	684,673	ILS	08/02/21	183,706	201,789	18,083
Goldman Sachs International	48,000	CAD	10/16/20	36,365	36,058	(307)
JPMorgan Chase Bank, N.A.	6,166,000	JPY	01/04/21	59,867	58,544	(1,323)
JPMorgan Chase Bank, N.A.	12,338,166,000	JPY	07/01/21	120,472,255	117,445,398	(3,026,857)
Citibank N.A., New York	309,600,000	BRL	07/01/21	59,488,074	54,648,548	(4,839,526)
Citibank N.A., New York	1,901,663,000	MXN	11/25/20	92,721,532	85,389,295	(7,332,237)
JPMorgan Chase Bank, N.A.	4,752,764,000	MXN	11/25/20	232,079,967	213,410,667	(18,669,300)
Goldman Sachs International	4,754,622,000	MXN	11/25/20	232,336,237	213,494,096	(18,842,141)
						$(41,375,785)

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Perpetual maturity.
[3]	Rate indicated is the 7-day yield as of September 30, 2020.
[4]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $2,280,188,047 (cost $2,284,170,751), or 46.9% of total net assets.

[5]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[6]

All or a portion of this security has been physically segregated or earmarked in connection with reverse repurchase agreements. At September 30, 2020, the total market value of segregated or earmarked securities was $278,111,903 — See Note 6.

[7]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $100,297,825 (cost $108,195,863), or 2.1% of total net assets — See Note 10.

[8]

Variable rate security. Rate indicated is the rate effective at September 30, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[9]	Security is in default of interest and/or principal obligations.
[10]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[11]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2020. See table below for additional step information for each security.

[12]	Security is an interest-only strip.
[13]	Payment-in-kind security.
[14]	Rate indicated is the effective yield at the time of purchase.
[15]

Repurchase Agreements — The interest rate on repurchase agreements is market driven and based on the underlying collateral obtained. See additional disclosure in the repurchase agreements table below for more information on repurchase agreements.

BofA — Bank of America
BRL — Brazilian Real
CAD — Canadian Dollar
CDX.NA.HY.35.V1 — Credit Default Swap North American High Yield Series 35 Index Version 1
CME — Chicago Mercantile Exchange
CMS — Constant Maturity Swap
CMT — Constant Maturity Treasury
EUR — Euro
EURIBOR — European Interbank Offered Rate
GBP — British Pound
ICE — Intercontinental Exchange

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

ILS — Israeli New Shekel
JPY — Japanese Yen
LIBOR — London Interbank Offered Rate
MXN — Mexican Peso
plc — Public Limited Company
REMIC — Real Estate Mortgage Investment Conduit
SARL — Société à Responsabilité Limitée
TELBOR — Tel Aviv Interbank Offered Rate
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2020 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$157,319,012	$—	$8,060,143	$165,379,155
Preferred Stocks	—	87,262,752	110,798	87,373,550
Warrants	5,469,061	—	—	5,469,061
Exchange-Traded Funds	34,545,032	—	—	34,545,032
Mutual Funds	42,006,014	—	—	42,006,014
Closed-End Funds	77,755,757	—	—	77,755,757
Money Market Fund	264,110,641	—	—	264,110,641
Corporate Bonds	—	1,996,817,097	22,823,465	2,019,640,562
Asset-Backed Securities	—	898,307,189	136,132,124	1,034,439,313
Collateralized Mortgage Obligations	—	949,994,601	54,340,253	1,004,334,854
Senior Floating Rate Interests	—	624,624,340	74,589,734	699,214,074
U.S. Treasury Bills	—	43,180,732	—	43,180,732
Senior Fixed Rate Interests	—	—	6,285,245	6,285,245
Repurchase Agreements	—	25,000,000	—	25,000,000
Options Purchased	—	16,497,140	—	16,497,140
Interest Rate Swap Agreements**	—	598,327	—	598,327
Credit Index Swap Agreements**	—	7,662,661	—	7,662,661
Forward Foreign Currency Exchange Contracts**	—	102,445,350	—	102,445,350
Total Assets	$581,205,517	$4,752,390,189	$302,341,762	$5,635,937,468

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Commodity Futures Contracts**	$5,045,074	$—	$—	$5,045,074
Credit Default Swap Agreements**	—	220,004	—	220,004
Equity Index Swap Agreements**	—	2,318,008	—	2,318,008
Forward Foreign Currency Exchange Contracts**	—	54,503,878	—	54,503,878
Unfunded Loan Commitments (Note 9)	—	—	1,311,693	1,311,693
Total Liabilities	$5,045,074	$57,041,890	$1,311,693	$63,398,657

**	This derivative is reported as unrealized appreciation/depreciation at period end.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $214,163,546 are categorized as Level 2 within the disclosure hierarchy — See Note 6.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at September 30, 2020	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$84,216,922	Yield Analysis	Yield	2.4%-4.0%	3.4%
Asset-Backed Securities	35,900,000	Model Price	Purchase Price	—	—
Asset-Backed Securities	16,015,202	Option Adjusted Spread off prior month broker quote	Broker Quote	—	—
Collateralized Mortgage Obligations	41,912,534	Model Price	Purchase Price	—	—
Collateralized Mortgage Obligations	12,427,719	Option Adjusted Spread off prior month broker quote	Broker Quote	—	—
Common Stocks	6,035,661	Third Party Pricing	Broker Quote	—	—
Common Stocks	2,024,482	Enterprise Value	Valuation Multiple	2.0x-13.0x	6.9x
Corporate Bonds	21,688,652	Option Adjusted Spread off prior month broker quote	Broker Quote	—	—
Corporate Bonds	1,134,813	Yield Analysis	Yield	8.5%	—
Preferred Stocks	110,798	Yield Analysis	Yield	19.4%	—
Senior Fixed Rate Interests	3,334,749	Enterprise Value	Valuation Multiple	7.9x	—
Senior Fixed Rate Interests	2,950,496	Yield Analysis	Yield	5.3%	—
Senior Floating Rate Interests	31,194,884	Yield Analysis	Yield	4.7%-15.1%	6.2%
Senior Floating Rate Interests	25,767,505	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	12,327,304	Model Price	Market Comparable Yields	5.9%-6.6%	6.0%
Senior Floating Rate Interests	2,130,305	Enterprise Value	Valuation Multiple	9.8x-12.0x	10.9x
Senior Floating Rate Interests	2,037,904	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	1,131,832	Option Adjusted Spread off prior month broker quote	Broker Quote	—	—
Total Assets	$302,341,762
Liabilities:
Unfunded Loan Commitments	$1,311,693	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

Significant changes in a quote, yield, market comparable yields or valuation multiples would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended September 30, 2020, the Fund had securities with a total value of $6,640,594 transfer into Level 3 from Level 2 due to lack of observable inputs and had securities with a total value of $13,075,674 transfer into Level 2 from Level 3 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2020:

	Assets
	Asset- Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Senior Floating Rate Interests	Common Stocks
Beginning Balance	$126,277,348	$10,909,455	$44,402,417	$101,828,152	$15,982,467
Purchases/(Receipts)	69,221,936	42,637,496	21,800,000	17,303,211	—
(Sales, maturities and paydowns)/Fundings	(61,110,832)	(1,011,349)	(47,498,835)	(30,024,525)	(2,214,694)
Amortization of premiums/discounts	8,965	(19,864)	(2,756)	596,403	—
Total realized gains (losses) included in earnings	77,005	(2)	3,141,038	(1,778,672)	75,896
Total change in unrealized appreciation (depreciation) included in earnings	1,657,702	1,824,483	(153,212)	(5,654,110)	(5,783,526)
Transfers into Level 3	—	34	1,134,813	5,394,949	—
Transfers out of Level 3	—	—	—	(13,075,674)	—
Ending Balance	$136,132,124	$54,340,253	$22,823,465	$74,589,734	$8,060,143
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2020	$1,714,159	$1,824,483	$(214,152)	$(5,662,281)	$(5,783,526)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

	Assets			Liabilities
	Preferred Stocks	Senior Fixed Rate Interests	Total Assets	Unfunded Loan Commitments
Beginning Balance	$—	$7,497,557	$306,897,396	$(1,140,482)
Purchases/(Receipts)	—	—	150,962,643	(1,593,165)
(Sales, maturities and paydowns)/Fundings	—	(29,667)	(141,889,902)	869,803
Amortization of premiums/discounts	—	32,076	614,824	(14,470)
Total realized gains (losses) included in earnings	—	(772)	1,514,493	(200,279)
Total change in unrealized appreciation (depreciation) included in earnings	—	(1,213,949)	(9,322,612)	766,900
Transfers into Level 3	110,798	—	6,640,594	—
Transfers out of Level 3	—	—	(13,075,674)	—
Ending Balance	$110,798	$6,285,245	$302,341,762	$(1,311,693)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2020	$—	$(1,213,949)	$(9,335,266)	$422,347

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities a range of rates and corresponding dates have been provided.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate	Future Reset Date
GAIA Aviation Ltd. 2019-1, 3.97% due 12/15/44	2.00%	11/15/26	—	—
Legacy Mortgage Asset Trust 2018-GS3, 4.00% due 06/25/58	7.00%	07/25/21	8.00%	07/26/22

Repurchase Agreements

The Fund may engage in repurchase agreements. Repurchase agreements are fixed income securities in the form of agreements backed by collateral. These agreements typically involve the acquisition by the Fund of securities from the selling institution coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future. The Fund may accept a wide variety of underlying securities as collateral for the repurchase agreements entered into by the Fund. Any such securities serving as collateral are marked-to-market daily in order to maintain full collateralization. Securities purchased under repurchase agreements are reflected as an asset on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In the event that a Fund terminates a repurchase agreement prior to the contractually agreed upon repurchase date, the Fund is charged a breakage fee by the counterparty to compensate for the early termination. Such fees are recorded as repurchase agreement breakage fees on the Consolidated Statement of Operations.

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
MACRO OPPORTUNITIES FUND

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral. The collateral is in the possession of the Fund’s custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements, subject to minimum amounts to initiate a margin call, with the exception of where securities are being sold short. The interest rate on repurchase agreements is market driven and based on the underlying collateral obtained.

The use of repurchase agreements involves certain risks. For example, if the selling institution defaults on its obligation to repurchase the underlying securities at a time when the value of securities has declined, the Fund may incur a loss upon disposition of them. In the event of an insolvency or bankruptcy by the selling institution, the Fund’s right to control the collateral could be affected and result in certain costs and delays. In addition, the Fund could incur a loss if the value of the underlying collateral falls below the agreed upon repurchase price.

At September 30, 2020, the repurchase agreements in the account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Inflation Indexed Note
0.06%			0.12%
10/01/20	$25,000,000	$25,000,042	7/15/2024	$24,103,905	$25,500,154

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	September 30, 2020
MACRO OPPORTUNITIES FUND

Transactions during the year ended September 30, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/19		Additions	Reductions	Realized Gain (Loss)
Common Stocks
BP Holdco LLC*	$13,255		$—	$—	$—
Targus Group International Equity, Inc.*	21,632		—	—	—
Mutual Funds
Guggenheim Alpha Opportunity Fund — Institutional Class	69,165,665		689,432	(40,550,000)	(11,810,550)
Guggenheim Limited Duration Fund — R6-Class	310,987,415		3,196,504	(312,337,218)	(2,527,372)
Guggenheim Risk Managed Real Estate Fund — Institutional Class	18,768,215		1,101,788	—	—
Guggenheim Strategy Fund II	103,148,435		1,892,336	(104,485,346)	(1,288,487)
Guggenheim Strategy Fund III	81,558,334		1,228,094	(81,207,015)	(2,311,929)
Guggenheim Ultra Short Duration Fund — Institutional Class	92,054,728		1,092,110	(92,196,893)	(625,687)
Closed-End Funds
Guggenheim Strategic Opportunities Fund	—		7,607,262	—	—
Senior Floating Rate Interests
Targus Group International, Inc. due 05/24/16	—	**	—	—	(144,324)
	$675,717,679		$16,807,526	$(630,776,472)	$(18,708,349)

Security Name	Change in Unrealized Appreciation (Depreciation)	Value 09/30/20	Shares/Face Amount 09/30/20	Investment Income	Capital Gain Distributions
Common Stocks
BP Holdco LLC*	$(19)	$13,236	37,539	$—	$—
Targus Group International Equity, Inc.*	4,610	26,242	12,773	—	—
Mutual Funds
Guggenheim Alpha Opportunity Fund — Institutional Class	6,960,142	24,454,689	992,077	689,432	—
Guggenheim Limited Duration Fund — R6-Class	680,671	—	—	3,196,504	—
Guggenheim Risk Managed Real Estate Fund — Institutional Class	(2,318,678)	17,551,325	578,488	399,758	702,031
Guggenheim Strategy Fund II	733,062	—	—	1,892,336	—
Guggenheim Strategy Fund III	732,516	—	—	1,228,094	—
Guggenheim Ultra Short Duration Fund — Institutional Class	(324,258)	—	—	1,092,110	—
Closed-End Funds
Guggenheim Strategic Opportunities Fund	1,672,039	9,279,301	527,233	573,815	—
Senior Floating Rate Interests
Targus Group International, Inc. due 05/24/16	144,324	—	—	—	—
	$8,284,409	$51,324,793		$9,072,049	$702,031

*	Non-income producing security.
**	Market value is less than $1.

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
MACRO OPPORTUNITIES FUND

September 30, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $5,429,078,113)	$5,448,906,337
Investments in affiliated issuers, at value (cost $52,126,761)	51,324,793
Repurchase agreements, at value (cost $25,000,000)	25,000,000
Foreign currency, at value (cost $6,074)	6,148
Cash	6,961,420
Segregated cash with broker	421,804
Unamortized upfront premiums paid on credit default swap agreements	19,509,506
Unamortized upfront premiums paid on interest rate swap agreements	1,812
Unrealized appreciation on OTC swap agreements	7,719,187
Unrealized appreciation on forward foreign currency exchange contracts	102,445,350
Prepaid expenses	109,662
Receivables:
Securities sold	850,772,149
Interest	33,519,700
Fund shares sold	10,064,478
Protection fees on credit default swap agreements	644,097
Dividends	179,705
Variation margin on interest rate swap agreements	179,053
Foreign tax reclaims	17,077
Total assets	6,557,782,278

Liabilities:
Unfunded loan commitments, at value (Note 9) (commitment fees received $2,381,296)	1,311,693
Reverse repurchase agreements (Note 6)	214,163,546
Segregated cash due to broker	60,048,903
Unrealized depreciation on OTC swap agreements	2,318,008
Unrealized depreciation on forward foreign currency exchange contracts	54,503,878
Payable for:
Securities purchased	1,319,707,243
Variation margin on credit default swap agreements	20,462,388
Fund shares redeemed	9,578,080
Management fees	3,077,486
Distributions to shareholders	2,558,443
Variation margin on futures contracts	1,320,030
Swap settlement	835,506
Transfer agent/maintenance fees	394,023
Fund accounting/administration fees	276,289
Distribution and service fees	266,732
Trustees’ fees*	51,185
Due to Investment Adviser	41,186
Miscellaneous	467,901
Total liabilities	1,691,382,520
Net assets	$4,866,399,758

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (concluded)
MACRO OPPORTUNITIES FUND

September 30, 2020

Net assets consist of:
Paid in capital	$5,090,500,964
Total distributable earnings (loss)	(224,101,206)
Net assets	$4,866,399,758

A-Class:
Net assets	$312,986,108
Capital shares outstanding	11,897,030
Net asset value per share	$26.31
Maximum offering price per share (Net asset value divided by 96.00%)	$27.41

C-Class:
Net assets	$219,866,374
Capital shares outstanding	8,362,618
Net asset value per share	$26.29

P-Class:
Net assets	$99,574,917
Capital shares outstanding	3,783,669
Net asset value per share	$26.32

Institutional Class:
Net assets	$4,097,302,960
Capital shares outstanding	155,526,685
Net asset value per share	$26.34

R6-Class:
Net assets	$136,669,399
Capital shares outstanding	5,189,538
Net asset value per share	$26.34

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF OPERATIONS
MACRO OPPORTUNITIES FUND

Year Ended September 30, 2020

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $132,651)	$12,022,481
Dividends from securities of affiliated issuers	9,072,049
Interest from securities of unaffiliated issuers (net of foreign withholding tax of $40,481)	192,989,809
Total investment income	214,084,339

Expenses:
Management fees	44,783,666
Distribution and service fees:
A-Class	881,668
C-Class	2,573,009
P-Class	258,583
Transfer agent/maintenance fees:
A-Class	479,782
C-Class	278,197
P-Class	139,451
Institutional Class	3,562,480
R6-Class	3,055
Fund accounting/administration fees	3,744,848
Short sales interest expense	1,505,745
Interest expense	747,534
Professional fees	665,247
Repurchase agreement breakage fees	602,249
Line of credit fees	466,498
Custodian fees	390,107
Trustees’ fees*	178,488
Miscellaneous	959,030
Recoupment of previously waived fees:
A-Class	122,094
C-Class	136,095
P-Class	33,150
Institutional Class	13,123
R6-Class	491
Total expenses	62,524,590
Less:
Expenses reimbursed by Adviser:
A-Class	(49,846)
C-Class	(3,585)
P-Class	(6,177)
Institutional Class	(3,502,475)
R6-Class	(2,991)
Expenses waived by Adviser	(4,879,172)
Earnings credits applied	(216,606)
Total waived/reimbursed expenses	(8,660,852)
Net expenses	53,863,738
Net investment income	160,220,601

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

CONSOLIDATED STATEMENT OF OPERATIONS (concluded)
MACRO OPPORTUNITIES FUND

Year Ended September 30, 2020

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(40,319,306)
Investments in affiliated issuers	(18,708,349)
Distributions received from affiliated investment companies	702,031
Investments sold short	1,384,597
Swap agreements	(48,326,596)
Futures contracts	8,340,396
Options purchased	(1,908,556)
Options written	1,616,955
Forward foreign currency exchange contracts	7,765,831
Foreign currency transactions	4,463,725
Net realized loss	(84,989,272)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	84,296,103
Investments in affiliated issuers	8,284,409
Investments sold short	3,734,973
Swap agreements	52,492,519
Futures contracts	(5,954,747)
Options purchased	9,863,489
Forward foreign currency exchange contracts	23,015,675
Foreign currency translations	(548,676)
Net change in unrealized appreciation (depreciation)	175,183,745
Net realized and unrealized gain	90,194,473
Net increase in net assets resulting from operations	$250,415,074

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
MACRO OPPORTUNITIES FUND

	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$160,220,601	$212,369,398
Net realized loss on investments	(84,989,272)	(72,715,214)
Net change in unrealized appreciation (depreciation) on investments	175,183,745	(97,261,304)
Net increase in net assets resulting from operations	250,415,074	42,392,880

Distributions to shareholders:
A-Class	(11,564,799)	(17,823,614)
C-Class	(6,528,648)	(9,175,128)
P-Class	(3,427,318)	(4,550,901)
Institutional Class	(155,990,784)	(208,895,022)
R6-Class	(2,567,315)	(329,596)*
Total distributions to shareholders	(180,078,864)	(240,774,261)

Capital share transactions:
Proceeds from sale of shares
A-Class	109,769,140	162,931,285
C-Class	15,768,558	43,872,896
P-Class	39,513,794	59,002,809
Institutional Class	1,756,127,971	2,492,047,740
R6-Class	177,460,010	18,363,385 *
Distributions reinvested
A-Class	9,309,460	14,407,024
C-Class	5,582,109	7,760,314
P-Class	3,425,490	4,548,842
Institutional Class	135,153,093	179,928,991
R6-Class	2,566,997	232,736 *
Cost of shares redeemed
A-Class	(270,489,422)	(412,939,684)
C-Class	(125,607,632)	(152,124,869)
P-Class	(71,527,362)	(93,643,368)
Institutional Class	(3,253,519,833)	(3,174,957,945)
R6-Class	(44,704,950)	(17,819,420)*
Net decrease from capital share transactions	(1,511,172,577)	(868,389,264)
Net decrease in net assets	(1,440,836,367)	(1,066,770,645)

Net assets:
Beginning of year	6,307,236,125	7,374,006,770
End of year	$4,866,399,758	$6,307,236,125

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (concluded)
MACRO OPPORTUNITIES FUND

	Year Ended September 30, 2020	Year Ended September 30, 2019
Capital share activity:
Shares sold
A-Class	4,307,718	6,250,506
C-Class	619,207	1,683,895
P-Class	1,570,044	2,262,017
Institutional Class	69,459,364	95,481,259
R6-Class	6,828,040	706,773 *
Shares issued from reinvestment of distributions
A-Class	364,891	553,524
C-Class	218,971	298,382
P-Class	134,225	174,797
Institutional Class	5,288,587	6,909,300
R6-Class	100,256	8,974 *
Shares redeemed
A-Class	(10,663,377)	(15,850,225)
C-Class	(4,940,194)	(5,852,054)
P-Class	(2,812,895)	(3,594,667)
Institutional Class	(128,005,044)	(121,923,636)
R6-Class	(1,764,938)	(689,567)*
Net decrease in shares	(59,295,145)	(33,580,722)

*	Since commencement of operations: March 13, 2019.

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016
Per Share Data
Net asset value, beginning of period	$25.82	$26.53	$26.67	$26.01	$26.07
Income (loss) from investment operations:
Net investment income (loss)[a]	.74	.72	.72	.95	1.16
Net gain (loss) on investments (realized and unrealized)	.61	(.62)	(.08)	.68	.21
Total from investment operations	1.35	.10	.64	1.63	1.37
Less distributions from:
Net investment income	(.86)	(.79)	(.78)	(.97)	(1.43)
Net realized gains	—	(.02)	—	—	—
Total distributions	(.86)	(.81)	(.78)	(.97)	(1.43)
Net asset value, end of period	$26.31	$25.82	$26.53	$26.67	$26.01

Total Return[b]	5.39%	0.41%	2.42%	6.33%	5.57%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$312,986	$461,781	$714,630	$893,104	$727,602
Ratios to average net assets:
Net investment income (loss)	2.90%	2.76%	2.72%	3.58%	4.59%
Total expenses[c]	1.51%	1.47%	1.43%	1.42%	1.65%
Net expenses[d,e,f]	1.39%	1.39%	1.33%	1.27%	1.46%
Portfolio turnover rate	130%	46%	66%	61%	61%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016
Per Share Data
Net asset value, beginning of period	$25.80	$26.52	$26.65	$25.99	$26.05
Income (loss) from investment operations:
Net investment income (loss)[a]	.55	.52	.53	.75	.98
Net gain (loss) on investments (realized and unrealized)	.61	(.62)	(.08)	.68	.20
Total from investment operations	1.16	(.10)	.45	1.43	1.18
Less distributions from:
Net investment income	(.67)	(.60)	(.58)	(.77)	(1.24)
Net realized gains	—	(.02)	—	—	—
Total distributions	(.67)	(.62)	(.58)	(.77)	(1.24)
Net asset value, end of period	$26.29	$25.80	$26.52	$26.65	$25.99

Total Return[b]	4.60%	(0.37%)	1.69%	5.55%	4.79%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$219,866	$321,576	$433,121	$434,634	$337,075
Ratios to average net assets:
Net investment income (loss)	2.15%	2.00%	1.98%	2.83%	3.87%
Total expenses[c]	2.25%	2.20%	2.18%	2.14%	2.36%
Net expenses[d,e,f]	2.15%	2.13%	2.09%	2.03%	2.20%
Portfolio turnover rate	130%	46%	66%	61%	61%

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016
Per Share Data
Net asset value, beginning of period	$25.82	$26.54	$26.68	$26.02	$26.07
Income (loss) from investment operations:
Net investment income (loss)[a]	.74	.71	.73	.92	1.20
Net gain (loss) on investments (realized and unrealized)	.62	(.62)	(.09)	.71	.21
Total from investment operations	1.36	.09	.64	1.63	1.41
Less distributions from:
Net investment income	(.86)	(.79)	(.78)	(.97)	(1.46)
Net realized gains	—	(.02)	—	—	—
Total distributions	(.86)	(.81)	(.78)	(.97)	(1.46)
Net asset value, end of period	$26.32	$25.82	$26.54	$26.68	$26.02

Total Return	5.42%	0.37%	2.42%	6.33%	5.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$99,575	$126,334	$160,578	$188,980	$63,665
Ratios to average net assets:
Net investment income (loss)	2.91%	2.73%	2.73%	3.48%	4.73%
Total expenses[c]	1.50%	1.46%	1.46%	1.44%	1.49%
Net expenses[d,e,f]	1.40%	1.39%	1.33%	1.26%	1.33%
Portfolio turnover rate	130%	46%	66%	61%	61%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016
Per Share Data
Net asset value, beginning of period	$25.85	$26.57	$26.71	$26.04	$26.10
Income (loss) from investment operations:
Net investment income (loss)[a]	.85	.81	.84	1.02	1.26
Net gain (loss) on investments (realized and unrealized)	.60	(.61)	(.09)	.71	.21
Total from investment operations	1.45	.20	.75	1.73	1.47
Less distributions from:
Net investment income	(.96)	(.90)	(.89)	(1.06)	(1.53)
Net realized gains	—	(.02)	—	—	—
Total distributions	(.96)	(.92)	(.89)	(1.06)	(1.53)
Net asset value, end of period	$26.34	$25.85	$26.57	$26.71	$26.04

Total Return	5.84%	0.77%	2.83%	6.73%	5.97%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,097,303	$5,396,868	$6,065,678	$4,591,424	$2,204,079
Ratios to average net assets:
Net investment income (loss)	3.32%	3.12%	3.15%	3.86%	4.96%
Total expenses[c]	1.17%	1.13%	1.08%	1.06%	1.29%
Net expenses[d,e,f]	0.99%	0.98%	0.93%	0.91%	1.08%
Portfolio turnover rate	130%	46%	66%	61%	61%

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

R6-Class	Year Ended Sept. 30, 2020	Period Ended Sept. 30, 2019[g]
Per Share Data
Net asset value, beginning of period	$25.84	$25.98
Income (loss) from investment operations:
Net investment income (loss)[a]	.87	.36
Net gain (loss) on investments (realized and unrealized)	.58	(.03)
Total from investment operations	1.45	.33
Less distributions from:
Net investment income	(.95)	(.47)
Total distributions	(.95)	(.47)
Net asset value, end of period	$26.34	$25.84

Total Return	5.81%	1.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$136,669	$676
Ratios to average net assets:
Net investment income (loss)	3.41%	2.79%
Total expenses[c]	1.09%	1.11%
Net expenses[d,e,f]	0.99%	1.03%
Portfolio turnover rate	130%	46%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
MACRO OPPORTUNITIES FUND

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	0.03%	0.02%	0.04%	0.02%
C-Class	0.05%	0.05%	0.11%	0.04%
P-Class	0.03%	0.04%	0.04%	0.02%
Institutional Class	0.00%*	0.00%*	—	—
R6-Class	0.00%*	0.00%*	N/A	N/A

	*	Less than 0.01%
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/20	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	1.33%	1.33%	1.31%	1.25%	1.28%
C-Class	2.08%	2.07%	2.06%	2.00%	2.02%
P-Class	1.33%	1.33%	1.31%	1.24%	1.15%
Institutional Class	0.92%	0.92%	0.90%	0.88%	0.90%
R6-Class	0.92%	0.92%	N/A	N/A	N/A

[g]	Since commencement of operations: March 13, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2020, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Macro Opportunities Fund (the “Fund”), a diversified investment company. At September 30, 2020, A-Class, C-Class, P-Class, Institutional Class and R6-Class shares have been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM”), which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Consolidation of Subsidiary

The consolidated financial statements of the Fund include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Fund.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of the Fund’s investment in its Subsidiary is as follows:

Inception Date of Subsidiary	Subsidiary Net Assets at September 30, 2020	% of Net Assets of the Fund at September 30, 2020
01/08/15	$40,164,526	0.83%

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable

THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of interest rate swap agreements entered into by the Fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the previous day’s Chicago Mercantile Exchange close price, adjusted for the current day’s spreads.

The values of other swap agreements entered into by the Fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Consolidated Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Consolidated Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

(d) Interest on When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(e) Short Sales

When the Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(f) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

(g) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(h) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(i) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(j) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(k) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2020, if any, are disclosed in the Fund’s Consolidated Statement of Assets and Liabilities.

(l) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications,

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including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

The Fund may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Consolidated Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Consolidated Statement of Operations at the end of the commitment period.

(m) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

(n) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(o) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Consolidated Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2020, are disclosed in the Consolidated Statement of Operations.

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(p) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.09% at September 30, 2020.

(q) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Consolidated Financial Statements.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

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The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Speculation: the use of an instrument to express macro-economic and other investment views.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Fund’s use and volume of call/put options purchased on a monthly basis:

	Average Notional Amount
Use	Call	Put
Duration, Hedge, Speculation	$—	$5,714,083,333

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund’s use and volume of call/put options written on a monthly basis:

	Average Notional Amount
Use	Call	Put
Duration, Hedge, Speculation	$15,541,667	$—

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Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Consolidated Statement of Assets and Liabilities; securities held as collateral are noted on the Consolidated Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a monthly basis:

	Average Notional Amount
Use	Long	Short
Hedge, Income, Speculation	$13,538,602	$81,115,401

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

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The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

	Average Notional Amount
Use	Long	Short
Income	$161,808,940	$55,093,734

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
Use	Pay Floating Rate	Receive Floating Rate
Duration, Hedge	$177,293,417	$2,243,839,833

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap

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agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
Use	Protection Sold	Protection Purchased
Hedge, Index exposure	$252,179,617	$391,175,000

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge, Income	$1,172,013,583	$1,615,818,649

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Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of September 30, 2020:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Commodity contracts		Variation margin on futures contracts
Interest Rate contracts	Investments in unaffiliated issuers, at value
Unrealized appreciation on OTC swap agreements
Unamortized upfront premiums paid on interest rate swap agreements
Variation margin on interest rate swap agreements
Equity contracts		Unrealized depreciation on OTC swap agreements
Credit contracts	Unrealized appreciation on OTC swap agreements	Variation margin on credit default swap agreements
Unamortized upfront premiums paid on credit default swap agreements
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following tables sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2020:

Asset Derivative Investments Value
Swaps Equity Risk	Swaps Interest Rate Risk*	Futures Commodity Risk*	Swaps Credit Risk*	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2020
$—	$598,327	$—	$7,662,661	$16,497,140	$102,445,350	$127,203,478

Liability Derivative Investments Value
Swaps Equity Risk	Swaps Interest Rate Risk*	Futures Commodity Risk*	Swaps Credit Risk*	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2020
$2,318,008	$—	$5,045,074	$220,004	$—	$54,503,878	$62,086,964

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally cleared derivatives as reported on the Consolidated Schedule of Investments. For exchange-traded and centrally cleared derivatives, variation margin is reported within the Consolidated Statement of Assets and Liabilities.

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The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended September 30, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest Rate/Commodity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Credit/Interest Rate contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Interest Rate/Currency contracts	Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on options purchased
Net realized gain (loss) on options written
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Consolidated Statement of Operations categorized by primary risk exposure for the year ended September 30, 2020:

Realized Gain (Loss) on Derivative Investments Recognized on the Consolidated Statement of Operations
Futures Commodity Risk	Futures Interest Rate Risk	Swaps Equity Risk	Swaps Interest Rate Risk	Swaps Credit Risk
$6,433,738	$1,906,658	$(20,345)	$(43,521,488)	$(4,784,763)

Options Purchased Interest Rate Risk	Options Purchased Currency Risk	Options Written Currency Risk	Forward Foreign Currency Exchange Risk	Total
$352,288	$(2,260,844)	$1,616,955	$7,765,831	$(32,511,970)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Consolidated Statement of Operations
Futures Commodity Risk	Futures Interest Rate Risk	Swaps Equity Risk	Swaps Interest Rate Risk	Swaps Credit Risk
$(5,045,074)	$(909,673)	$(2,318,008)	$31,001,327	$23,809,200

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Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Consolidated Statement of Operations (continued)
Options Purchased Interest Rate Risk	Options Purchased Currency Risk	Options Written Currency Risk	Forward Foreign Currency Exchange Risk	Total
$9,863,489	$—	$—	$23,015,675	$79,416,936

In conjunction with the use of short sales and derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Consolidated Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from

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counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amount of Assets Presented on the Consolidated Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Credit index swap agreements	$7,662,661	$—	$7,662,661	$(2,318,008)	$(1,950,155)	$3,394,498
Forward foreign currency exchange contracts	102,445,350	—	102,445,350	(54,503,878)	(47,040,676)	900,796
Options purchased	16,497,140	—	16,497,140	—	(10,714,247)	5,782,893
Interest rate swap agreements	56,526	—	56,526	—	—	56,526

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				Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Consolidated Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Forward foreign currency exchange contracts	$54,503,878	$—	$54,503,878	$(54,503,878)	$—	$—
Equity index swap agreements	2,318,008	—	2,318,008	(2,318,008)	—	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2020.

Counterparty	Asset Type	Cash Pledged	Cash Received
Barclays Bank plc	Forward foreign currency exchange contracts, Total return swap agreements	$—	$3,269,000
BNP Paribas	Total return swap agreements	—	980,000
BofA Securities, Inc.	Credit default swap agreements	391,955	—
BofA Securities, Inc.	Interest rate swap agreements	29,849	—
Citibank N.A., New York	Forward foreign currency exchange contracts	—	9,839,903
Goldman Sachs International	Forward foreign currency exchange contracts, Interest rate swap agreements, Options purchased	—	17,810,000
JP Morgan Chase and Co.	Forward foreign currency exchange contracts	—	20,530,000
Morgan Stanley Capital Services LLC	Options purchased	—	7,620,000
		421,804	60,048,903

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for

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the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.89% of the average daily net assets of the Fund. A breakpoint of 5 basis points (0.05%) on average daily net assets above $5 billion will apply to the Fund’s advisory fees.

GI has contractually agreed to waive the management fee it receives from the Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by GI unless GI obtains the prior approval of the Fund’s Board for such termination. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended September 30, 2020, the Fund waived $608,841 related to advisory fees in the Subsidiary.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Macro Opportunities Fund - A-Class	1.36%	11/30/12	02/01/21
Macro Opportunities Fund - C-Class	2.11%	11/30/12	02/01/21
Macro Opportunities Fund - P-Class	1.36%	05/01/15	02/01/21
Macro Opportunities Fund - Institutional Class	0.95%	11/30/12	02/01/21
Macro Opportunities Fund - R6-Class	0.95%	03/13/19	02/01/21

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

for 36 months from the date of the waiver or reimbursement by GI. At September 30, 2020, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2021	2022	2023	Total
A-Class	$369,679	$254,243	$249,814	$873,736
C-Class	169,716	126,349	150,071	446,136
P-Class	123,284	49,360	65,030	237,674
Institutional Class	5,293,700	6,566,140	5,879,352	17,739,192
R6-Class	—	4,025	41,632	45,657

For the year ended September 30, 2020, GI recouped $304,953 from the Fund.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended September 30, 2020, the Fund waived $1,449,506 related to investments in affiliated funds.

For the year ended September 30, 2020, GFD retained sales charges of $253,986 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the year ended September 30, 2020, the Fund entered into reverse repurchase agreements:

Number of Days Outstanding	Balance at September 30, 2020	Average Balance outstanding	Average Interest Rate
177	$214,163,546	$184,950,199	0.74%

The following table presents reverse repurchase agreements that are subject to netting arrangements and offset in the Consolidated Statement of Assets and Liabilities in conformity with U.S. GAAP:

				Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Consolidated Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Reverse Repurchase Agreements	$214,163,546	$—	$214,163,546	$(214,163,546)	$—	$—

As of September 30, 2020, there was $214,163,546 in reverse repurchase agreements outstanding. The Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Range of Interest Rates	Maturity Dates	Repurchase Price
BMO Capital Markets Corp., New York Branch	0.53%-0.70%	10/13/20-11/16/20	$214,163,546

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of period-end, aggregated by asset class of the related collateral pledged by the Fund:

	Up to 30 days	31 to 90 days	Total
Corporate Bonds	$71,427,461	$142,736,085	$214,163,546
Gross amount of recognized liabilities for reverse repurchase agreements	$71,427,461	$142,736,085	$214,163,546

Note 7 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The Fund intends to invest up to 25% of its assets in the Subsidiary which is expected to provide the Fund with exposure to the commodities markets within the limitations of the U.S. federal income tax requirements under Subchapter M of the Internal Revenue Code. The Fund has received a private letter ruling from the IRS that concludes that the income the Fund receives from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for U.S. federal income tax purposes and cannot be carried forward to reduce future income from the Subsidiary in subsequent years.

The tax character of distributions paid during the year ended September 30, 2020 was as follows:

Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
$180,078,864	$—	$—	$180,078,864

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended September 30, 2019 was as follows:

Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
$240,774,261	$—	$—	$240,774,261

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2020 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
$—	$—	$(73,417,884)	$(126,906,052)	$(23,777,270)	$(224,101,206)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2020, capital loss carryforwards for the Fund were as follows:

Unlimited		Total Capital Loss
Short-Term	Long-Term	Carryforward
$—	$(126,906,052)	$(126,906,052)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in CLO securities, the “mark-to-market” of certain derivatives, investments in swaps, investments in bonds, foreign currency gains and losses, losses deferred due to wash sales, dividend payable, amortization, recharacterization of income from investments, and transactions with the Fund’s wholly owned foreign subsidiary. Additional differences may result from investments in partnerships, and the “mark-to-market” of certain foreign currency denominated securities. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following adjustments were made on the Consolidated Statement of Assets and Liabilities as of September 30, 2020 for permanent book/tax differences:

Paid In Capital	Total Distributable Earnings/(Loss)
$11,106,319	$(11,106,319)

At September 30, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
$5,638,186,777	$218,222,001	$(292,222,869)	$(74,000,868)

Note 8 – Securities Transactions

For the year ended September 30, 2020, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$6,123,586,375	$5,483,781,862

For the year ended September 30, 2020, the cost of purchases and proceeds from the sales of government securities were as follows:

Purchases	Sales
$—	$192,003,385

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

is effected at the current market price to save costs, where permissible. For the year ended September 30, 2020, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain (Loss)
$72,847,328	$133,850,323	$1,067,873

Note 9 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of September 30, 2020. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of September 30, 2020, were as follows:

Borrower	Maturity Date	Face Amount	Value
Aspect Software, Inc.	07/15/23	$144,301	$1,360
EyeCare Partners LLC	02/18/27	208,108	12,876
Fortis Solutions Group LLC	12/15/23	503,680	504
Galls LLC	01/31/24	245,919	17,796
National Technical Systems	06/14/21	250,000	5,000
Pro Mach Group, Inc.	03/07/25	1,164,154	8,731
Solera LLC	12/02/22	8,100,000	177,714
Trader Interactive	06/15/23	461,538	22,154
Venture Global Calcasieu Pass LLC	08/19/26	13,000,000	1,065,558
		$24,077,700	$1,311,693

Note 10 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Airplanes Pass Through Trust
2001-1A, due 03/15/19[2]	01/18/12	$1,691,717	$210
Atlas Mara Ltd.
8.00% due 12/31/20	10/01/15	14,242,829	11,376,000
Basic Energy Services, Inc.
10.75% due 10/15/23	09/25/18	1,490,164	307,500
Copper River CLO Ltd.
2007-1A, due 01/20/21[3]	05/09/14	233,090	233,090
FKRT
5.47% due 07/03/23	06/12/20	41,538,727	41,912,500

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Restricted Securities	Acquisition Date	Cost	Value
Madison Avenue Secured Funding Trust
2019-1, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 11/11/20[1]	09/09/19	$33,300,000	$33,300,000
Mirabela Nickel Ltd.
due 06/24/19[2]	12/31/13	1,710,483	94,271
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27	12/17/12	1,253,423	1,134,813
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 4.70% due 06/15/48	05/25/18	6,719,937	6,786,889
Station Place Securitization Trust Series
2020-WL1, 3.40% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 06/25/51[1]	07/15/20	2,600,000	2,600,000
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48	11/27/13	1,453,236	871,254
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48	11/27/13	1,962,257	1,681,298
		$108,195,863	$100,297,825

[1]

Variable rate security. Rate indicated is the rate effective at September 30, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	Security is in default of interest and/or principal obligations.
[3]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.

Note 11 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,205,000,000 line of credit from Citibank, N.A., which was in place through October 4, 2019, at which time the line of credit was renewed with an increased commitment amount of $1,230,000,000. A Fund may draw (borrow) from the line of credit, with limits subject to applicable regulatory requirements around leverage, as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of its allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

and is referenced in the Consolidated Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the year ended September 30, 2020.

On October 2, 2020, the Trust, along with other affiliated trusts, renewed the $1,230,000,000 line of credit with Citibank, N.A.

Note 12 – Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity.

As of October 1, 2019, the Fund has fully adopted the provisions of the 2017 ASU which were applied through a modified retrospective transition approach, as prescribed. The adoption resulted in a cumulative effect adjustment to reduce amortized cost and increase unrealized appreciation of investments for the Fund in the amount of $198,064.

The adoption had no impact on total distributable earnings (loss), net assets, the current period results from operations, or any prior period information presented in the consolidated financial statements.

Note 13 – COVID-19 and Recent Developments

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Note 14 – Subsequent Events

The Fund evaluated subsequent events through the date the consolidated financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s consolidated financial statements.

102 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Macro Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Guggenheim Macro Opportunities Fund (the “Fund”), (one of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the consolidated schedule of investments, as of September 30, 2020, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Guggenheim Funds Trust) at September 30, 2020, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodians, transfer agent, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. Our audits also included evaluating the accounting

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 27, 2020

104 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2021, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2020.

The Fund’s investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2020, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2020, the Fund had the corresponding percentages qualify as interest related dividends as permitted by IRC Section 871(k)(1). See qualified interest income in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income
7.52%	7.52%	69.25%

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies,

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OTHER INFORMATION (Unaudited)(continued)

the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

● Guggenheim Diversified Income Fund (“Diversified Income Fund”)

● Guggenheim High Yield Fund (“High Yield Fund”)

● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

● Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

● Guggenheim Municipal Income Fund (“Municipal Income Fund”)

● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

● Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

● Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

● Guggenheim World Equity Income Fund (“World Equity Income Fund”)

● Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

● Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

● Guggenheim Limited Duration Fund (“Limited Duration Fund”)

● Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

● Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

● Guggenheim SMid Cap Value Fund (“SMid Cap Value Fund”)

● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

● Guggenheim Ultra Short Duration Fund (“Ultra Short Duration Fund”)

106 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) Municipal Income Fund; (vi) Small Cap Value Fund; (vii) SMid Cap Value Fund; (viii) StylePlus—Large Core Fund; (ix) StylePlus—Mid Growth Fund; and (x) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund; (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; (vii) Total Return Bond Fund; and (viii) Ultra Short Duration Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).1 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio. GPIM also serves as investment adviser for the Capital Stewardship Fund, which is addressed in a separate report.2

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such

[1]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as an “Adviser” and together, the “Advisers.”

[2]

Because shares of the Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to the Capital Stewardship Fund, and the Sub-Advisory Agreement with Concinnity Advisors, LP, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding the Capital Stewardship Fund.

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purpose.3 At meetings held by videoconference and/or telephonically on April 20–21, 2020 (the “April Meeting”) and on May 15 and 18, 2020 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

[3]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief was originally limited to the period from March 13, 2020 to June 15, 2020 and was subsequently extended through August 15, 2020. The Board, including the Independent Trustees, relied on this relief in voting to renew the Agreements at a meeting of the Board held by videoconference on May 18, 2020.

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Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each of the Advisory Agreements and the GPIM Sub-Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by Each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal and regulatory risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as

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well as the risks assumed by each party, cannot be ascribed to distinct legal entities.4 As a result, the Committee did not evaluate the services provided to the Municipal Income Fund under the Advisory Agreement and the GPIM Sub-Advisory Agreement separately.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2019, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. The Committee also received certain updated performance information as of March 31, 2020.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee considered more recent performance periods for those Funds with circumstances in which recent enhancements had been made to the portfolio management processes or techniques employed for a Fund. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund’s Institutional Class shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations:

[4]

Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Agreements.

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Alpha Opportunity Fund: The returns of the Fund’s Institutional Class shares ranked in the 93rd and 97th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily due to the Fund’s beta profile and fundamental factor tilts. The Committee noted management’s statement that the Fund’s lower beta profile to broad market U.S. equities relative to its peers, high positive allocation to value and short on growth, and negative sector exposures to well-performing sectors have detracted from investment performance. The Committee took into account management’s statement that, since October 2016, the Fund’s investment team has implemented enhancements to a number of components of the investment model used for the Fund, including revising expected risk models and security selection models, expanding the number of industry models used and more recently adding a macro overlay to better incorporate Guggenheim’s market views. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings had improved to the 64th and 83rd percentiles, respectively, and that one-year performance ranked in the 53rd percentile. The Committee also considered Guggenheim’s statement that it continues to conduct ongoing research into potential enhancements to improve the Fund’s performance, but is not currently contemplating any changes to the Fund’s portfolio construction process in the near term.

Diversified Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 90th percentile of its performance universe for the three-year period ended December 31, 2019. The Committee noted management’s explanation that the Fund’s relative underperformance over this time period was primarily due to the Fund’s defensively-positioned portfolio, in particular within its fixed-income sleeve which includes allocations to several Guggenheim fixed-income funds that were defensively positioned beginning in 2018, reflecting Guggenheim’s market views. The Committee also noted management’s statement that the Fund maintained a lower beta profile to equities relative to its peers. The Committee took into account management’s statement that, although absolute returns have trailed peers, the Fund’s risk-adjusted returns for the period since inception through December 31, 2019 rank in the top decile of its peer group while its maximum drawdown is in the lowest quartile of its peer group. The Committee also considered management’s statement that, during 2019, the Fund’s investment team implemented a new model to help drive allocation decisions and provide increased flexibility in making relative value assessments across asset classes and sectors, which is expected to improve investment performance. The Committee noted that, as of March 31, 2020, the three-year performance ranking had improved to the 78th percentile and that one-year performance ranked in the 66th percentile.

Large Cap Value Fund: The returns of the Fund’s Institutional Class shares ranked in the 53rd and 80th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the three-year time period was primarily due to the Fund’s overweight exposure to value stocks relative to its peers, driven by the Fund’s disciplined, Delta-Y-

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based investment process. The Committee considered the Fund’s competitive performance over the five-year time period, noting management’s statement that such performance was due to the implementation of Compass, a stock selection tool, in August 2014. The Committee also took into account management’s statement that the investment team was expanded and given enhanced tools and flexibility in 2019 to construct portfolios that harness Guggenheim’s security selection capabilities with better control of factor risks. The Committee noted that, although as of March 31, 2020 the performance rankings for the Fund had not improved, the implementation of Compass had resulted in improved performance for other funds in the Guggenheim fund complex.

Macro Opportunities Fund: The returns of the Fund’s Institutional Class shares ranked in the 38th and 75th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that, although the returns of the Fund’s Institutional Class shares rank well relative to its performance universe for the since-inception and five-year periods, the large majority of the Fund’s relative underperformance over the three-year time period was due to sharp underperformance in 2019 as a result of the Fund’s high credit quality and lower duration portfolio throughout 2019, which reflected Guggenheim’s market views that were implemented beginning in 2018. The Committee noted management’s view that the Fund’s defensive positioning was justified given growing risks in credit markets, tight credit spreads and low to negative term premiums. The Committee also noted management’s statement that many peers had higher allocations to corporate credit, which performed well in 2019. The Committee took into account management’s statement that the Fund’s investment team believes a defensive approach may offer greater relative value given current market conditions, but may increase allocations to risk when markets present more positive asymmetry. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings had improved to the 29th and 56th percentiles, respectively.

Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 89th and 72nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s increased allocation to floating rate securities in 2016 and the Fund’s more defensive investment approach detracted from performance that year, impacting trailing returns for the five-year and three-year periods. The Committee noted management’s explanation that the Fund’s defensive positioning in 2019, notably underweights in duration and credit risks, which reflected Guggenheim’s market views that were implemented beginning in 2018, also contributed to relative underperformance. The Committee also took into account management’s statement that the investment team believes a defensive approach is warranted given growing credit risks and high valuations across the Fund’s investable universe. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings had improved to the 47th and 29th percentiles, respectively.

Total Return Bond Fund: The returns of the Fund’s Institutional Class shares ranked in the 17th and 77th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s

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defensive positioning in 2019, notably underweights in corporate credit and duration risks, which reflected Guggenheim’s market views that were implemented beginning in 2018, was the primary contributor to its relative underperformance over the three-year time period. The Committee noted management’s statement that the returns of the Fund’s Institutional Class shares rank well over longer time periods, especially from a risk-adjusted standpoint. The Committee took into account management’s statement that, given the investment team’s defensive outlook, capital preservation will remain at the forefront of portfolio positioning and the team will continue to manage downside protection and seek to take advantage of return opportunities should the risk-reward trade-off become more attractive. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings had improved to the 1st and 9th percentiles, respectively.

World Equity Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 74th and 86th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the three-year time period was primarily due to its emphasis on producing a high level of dividend income during a period in which dividend-paying stocks underperformed broader equity indices. The Committee noted management’s statement that the Fund’s peer group, as identified by FUSE, consists of funds that invest in global equities without a particular focus on dividend income, whereas the Fund performed competitively over the three-year time period when compared to management’s internal peer group, which utilizes the Lipper Global Equity Income peer group. The Committee took into account management’s statement that, in early 2020, the investment team revised the investment process for the Fund to allow greater flexibility to employ Guggenheim’s fundamental factor and sector models to generate alpha, which is expected to improve performance. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings had improved to the 48th and 61st percentiles, respectively, and that one-year performance ranked in the 59th percentile.

After reviewing the foregoing and other related factors, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by Each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee5 and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for

[5]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that, while Fund flows and profitability are evaluated, primary consideration is given to market competitiveness, support requirements and shareholder return and expense expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the applicable Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial, legal and regulatory risks it faces when offering the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or that the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group.

In addition, the Committee made the following observations:

Floating Rate Strategies Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (93rd percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception period ended December 31, 2019. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

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High Yield Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (60th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (87th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception and five-year periods ended December 31, 2019. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Limited Duration Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class ranks in the third quartile (73rd percentile) of its peer group. The Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (60th percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the since-inception and five-year periods ended December 31, 2019. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Macro Opportunities Fund: The contractual advisory fee, net effective management fee and total net expense ratio for the Fund’s Institutional Class shares each rank in the fourth quartile (87th, 80th and 87th percentiles, respectively) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities outside of fixed income, including equities, currencies, commodities and derivatives, and that peer funds have varying degrees of capability, flexibility and associated fees. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception period ended December 31, 2019. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

SMid Cap Value Fund: The Committee noted that, effective January 3, 2020, Guggenheim SMid Cap Value Institutional Fund (the “Predecessor Institutional Fund”) merged into the newly created Institutional Class of the SMid Cap Value Fund. The Committee noted that the Predecessor Institutional Fund’s fees and expenses were identical to those of the SMid Cap Value Fund’s Institutional Class shares and that the total net expense ratio of the SMid Cap Value Fund’s Institutional Class shares is expected to be lower than that of the Predecessor Institutional Fund.

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The contractual advisory fee of the Predecessor Institutional Fund ranked in the first quartile (17th percentile) of its peer group. The net effective management fee of the Predecessor Institutional Fund ranked in the fourth quartile (83rd percentile) of its peer group. The Committee considered that the total net expense ratio of the Predecessor Institutional Fund ranked in the third quartile (58th percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the SMid Cap Value Fund’s currently effective expense limitation agreement with the Adviser.

Total Return Bond Fund: The contractual advisory fee, net effective management fee and total net expense ratio for the Fund’s Institutional Class shares each rank in the fourth quartile (80th, 87th and 80th percentiles, respectively) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the since-inception and five-year periods ended December 31, 2019. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Ultra Short Duration Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (33rd percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile) of its peer group. The Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the second quartile (40th percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2019, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2018. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

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In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

The Committee also considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from certain economies of scale and synergies, such as enhanced visibility of the Advisers, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee noted the Adviser’s statements, including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such breakpoints and expense waivers and limitations. Thus, the Committee

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considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, among other things considered, the Committee determined that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for Municipal Income Fund—Security Investors and GPIM, respectively—are part of and do business as Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

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Overall Conclusions

The Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since July 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr.(1) (1946)	Trustee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).

120 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Jerry B. Farley(1) (1946)	Trustee	Since 2005	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III(1) (1946)	Trustee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since July 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (9) (2018 - present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since July 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-September 2020).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

122 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.
(1)	Under the Fund’s Independent Trustees Retirement Policy, Messrs. Chubb, Farley and Friedrich are expected to retire in 2021.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 123

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).

124 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

126 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law. In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do.

128 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request. Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

130 | THE GUGGENHEIM FUNDS ANNUAL REPORT

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Guggenheim Funds Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) previously approved the designation of a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018, through March 31, 2020. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

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9.30.2020

Guggenheim Funds Annual Report

Guggenheim Floating Rate Strategies Fund

Beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	FR-ANN-0920x0921

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
FLOATING RATE STRATEGIES FUND	9
NOTES TO FINANCIAL STATEMENTS	43
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	62
OTHER INFORMATION	64
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	79
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	86
LIQUIDITY RISK MANAGEMENT PROGRAM	90

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2020

Dear Shareholder:

The fiscal year ended September 30, 2020, concluded on a cautious note. Even though markets performed well for most of the period, COVID-19 became the deadliest pandemic in a century, causing a steeper plunge in output and employment in two months than during the first two years of the Great Depression. The U.S. Federal Reserve acted quickly to restore market functioning and cushion the economy, cutting rates to zero, engaging in massive asset purchases, and launching an array of lending facilities. Congress also acted much faster than in previous downturns, with the budget deficit headed to the highest level since World War II.

The recovery since the spring has been faster than expected, with consumer confidence holding up due to the temporary nature of layoffs and positive personal income growth thanks to massive fiscal support. However, the outlook for the next several months is more challenging. Fiscal support is fading, so incomes will likely fall in the fourth quarter. Also, colder weather and the reopening of schools make the likelihood of another large COVID wave very high, risking renewed lockdowns and a setback in the recovery. We do not expect a full recovery will be possible until a vaccine has been developed, tested, approved, produced, and administered across the globe. This process will likely take until mid-2021, or possibly longer. As discussed in this shareholder report, these events have had an impact on performance.

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Adviser”) is pleased to present the shareholder report for Guggenheim Floating Rate Strategies Fund (the “Fund”) for the annual fiscal period ended September 30, 2020.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to the safety and prosperity of our clients, our employees, and our shareholders. Thank you for the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC

October 31, 2020

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2020

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Floating Rate Strategies Fund may not be suitable for all investors. ● Investments in floating rate senior secured syndicated bank loans and other floating rate securities involve special types of risks, including credit rate risk, interest rate risk, liquidity risk and prepayment risk. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements and synthetic instruments (such as synthetic collateralized debt obligations) expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2020

While no one anticipated the emergence of a global pandemic a year ago, we anticipated that markets had become overvalued and were vulnerable to some kind of exogenous shock. That shock came in the form of COVID-19, the necessary precautions against which have placed additional burden on already struggling global economies. Faced with the prospect of an economic collapse, policymakers in the U.S. introduced fiscal and monetary policy initiatives that have for the most part shored up the U.S. economy, although more stimulus appears to be necessary. These policy initiatives, particularly on the monetary side, have increased market liquidity and lowered borrowing rates, challenging fixed-income investors with low yields. For the trailing 12-month period ended September 30, 2020, the yield on the two-year Treasury declined by 150 basis points to 0.13% from 1.63%, and the 10-year Treasury fell 99 basis points to 0.69% from 1.68%. The spread between the two-year U.S. Treasury and 10-year U.S. Treasury widened from 5 basis points to 56 basis points.

While the outlook on fiscal policy is contingent on the 2020 presidential election outcome, the monetary policy outlook is far less dependent on it. Our views hold that the U.S. Federal Reserve (the “Fed”) will remain accommodative over the next several years. This is in large part owing to recent revisions to the Fed’s policy framework that resulted in a dovish shift in the policy reaction function.

Fed policymakers revised their Statement on Longer-Run Goals and Monetary Policy Strategy in August 2020. Labor market goals now focus on correcting shortfalls in achieving maximum employment, rather than managing deviations from it, which previously included tightening policy when the Fed thought the labor market was too tight. Instead, the Fed will now tolerate the unemployment rate falling below a level they consider to be maximum employment as long as it does not produce unwanted inflation. On inflation policy, the Fed will aim for core inflation to average 2 percent over an unspecified time period. This allows for inflation readings that are moderately above 2 percent over shorter horizons to make up for periods when inflation falls below its target.

The practical effect of the revised strategy would likely have meant no rate hikes from 2015–2018, as inflation was never above 2 percent for a sustained period and a low unemployment rate is now an insufficient justification for raising rates. But the revised statement, and Fed Chair Jerome Powell’s speech at Jackson Hole, which coincided with the release of the new framework, gave no explanation of how the Fed would actually achieve higher inflation, something it could not attain previously with years of short-term rates at zero and trillions of dollars in quantitative easing. A lack of concrete guidance on the overshoot (with no numerical target and no specified time frame) further weakens the policy and the associated response in inflation expectations, which remain lower than the Fed would favor.

We expect the Fed will have a difficult time in reaching its inflation target in the coming years, let alone exceeding it, in part because core inflation lags real gross domestic product growth by about 18 months, meaning that inflation should trend downward over the next several quarters. In addition, elevated unemployment and a high debt burden will weigh on the speed of the recovery. As the last expansion demonstrated, even a strong economy with low unemployment does not necessarily produce inflation in excess of 2 percent, as many components of inflation are not responsive to interest rates or economic conditions.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2020

Below-target inflation may anchor U.S. Treasury yields at low levels. In the near term, concerns over another COVID-19 wave complicated by the flu season, a slowing pace of improvement in the labor market, a lack of additional fiscal stimulus, and election uncertainty, all suggest low U.S. Treasury yields. In addition, comparatively higher yields in the U.S. should continue to attract capital from abroad, further supporting the market.

For the 12-month period ended September 30, 2020, the Standard & Poor’s 500® (“S&P 500”) Index* returned 15.15%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 0.49%. The return of the MSCI Emerging Markets Index* was 10.54%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 6.98% return for the 12-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 3.25%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.10% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2020 and ending September 30, 2020.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	1.09%	13.57%	$ 1,000.00	$ 1,135.70	$ 5.84
C-Class	1.84%	13.16%	1,000.00	1,131.60	9.83
P-Class	1.09%	13.57%	1,000.00	1,135.70	5.84
Institutional Class	0.85%	13.70%	1,000.00	1,137.00	4.55
R6-Class	0.83%	13.74%	1,000.00	1,137.40	4.45

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	1.09%	5.00%	$ 1,000.00	$ 1,019.60	$ 5.52
C-Class	1.84%	5.00%	1,000.00	1,015.84	9.30
P-Class	1.09%	5.00%	1,000.00	1,019.60	5.52
Institutional Class	0.85%	5.00%	1,000.00	1,020.81	4.31
R6-Class	0.83%	5.00%	1,000.00	1,020.91	4.20

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2020 to September 30, 2020.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2020

To Our Shareholders

Guggenheim Floating Rate Strategies Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Chief Investment Officer, Fixed Income; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; and Thomas J. Hauser, Senior Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2020.

For the one-year period ended September 30, 2020, Guggenheim Floating Rate Strategies Fund returned (0.50%)1 net of fees, compared with the 0.84% return of its benchmark, the Credit Suisse Leveraged Loan Index (“Index”).

The leveraged credit sector has delivered stellar performance since the COVID-driven lows in March. Prices have recovered to over 90% of par, and spreads have tightened to historical average levels. While the recovery from the initial economic shock from COVID-19 has been faster than expected, it has been helped by improved consumer confidence measures and personal income growth due to massive fiscal support. The U.S. Federal Reserve and Treasury’s continued support for corporate borrowers has addressed market functioning, providing indirect support of the leveraged loan markets. However, high and rising debt loads and the potential for future demand shocks could pressure defaults higher in the future.

The leveraged loan 12-month trailing default rate has risen from 1.4% in December 2019 to 4.2%, as of September 2020. We expect the default rate will continue rising, given weaker covenants and less-subordinated debt in loan deals that will likely prove negative for recoveries as defaults continue to rise throughout the downturn. On a positive note, downgrade pressure in the loan market has abated. In September, the downgrade-to-upgrade ratio was 3.1x, an improvement from 7.9x in July. It peaked in May.

New issuance picked up to $73 billion in the third quarter of 2020, but remained well below the 2017-2019 quarterly average of $104 billion. Collateralized loan obligation issuance accelerated to $24 billion in the third quarter, an annualized pace of ~$96 billion, which would be on par with activity seen in 2017, albeit still well below annualized levels seen in 2018-2019.

Since the market lows, the most virus-sensitive industries staged the best rebounds, with retail being one of best-performing industries, along with consumer names, durables, nondurables, and even energy. The period saw better returns across the lower-rated portion of the market, which contrasted with some points in the rebound, such as earlier in the year when CLOs, which comprise about two thirds of the loan buyer base, were very active in the double-B and single-B rated buckets.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2020

In terms of Fund performance for the period, the portfolio performed in line with the markets through February and outperformed in March as the market sold off. During March and April, we sought to reduce exposure to key virus-sensitive names that we believed would struggle to survive an extended economic downturn related to the pandemic. While this created negative credit selection effects in the second quarter as the market rebounded, many of the stressed and distressed names that we did hold onto rallied substantially in the third quarter, leading to strong performance then versus the Index.

Most recently, our buying has been tilted towards better rated credits in the triple-B to high single-B area. Opportunities have ranged from higher-quality, well-structured transactions benefitting companies in pandemic-related sectors, to mid-tier credit but less risky industries such as technology and communications. Of late, we have focused purchases primarily in the primary market.

Due to improving economic statistics and accommodative global monetary policy, we remain constructive on below-investment-grade opportunities in bonds and loans. Despite the strong performance off the second-quarter 2020 price lows, credit spreads still look attractively priced. Credit spreads ended the period in roughly the widest 60th percentile of historical observations dating back to 1998, leaving considerable room for further spread tightening. However, areas for concern, such as elevated leverage, downward ratings migration, and uncertainty around further shutdowns, underscore the need for detailed fundamental security selection.

To help avoid prospects for default, we identify issuers with enterprise values that are expected to be more stable, whether it be driven by recurring cash flows, stickier customers, long-term contracts, assets that would retain value in a downturn or other factors. We continue to look for these qualities as well as sound structural deal features which we expect to support valuations during any periods of volatility in the coming months.

Derivatives in the form of forward foreign currency exchange contracts were used by the Fund in order to hedge currency exposure on foreign denominated bonds. The hedges performed as expected.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2020

FLOATING RATE STRATEGIES FUND

OBJECTIVE: Seeks to provide a high level of current income while maximizing total return.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
P-Class	May 1, 2015
Institutional Class	November 30, 2011
R6-Class	March 13, 2019

Ten Largest Holdings (% of Total Net Assets)
Invesco Senior Loan ETF	5.4%
American Tire Distributors, Inc., 8.50%	2.1%
Planview, Inc., 6.25%	2.1%
AI Aqua Zip Bidco Pty Ltd., 4.25%	1.8%
GTT Communications BV, 3.25%	1.5%
Cengage Learning Acquisitions, Inc., 5.25%	1.4%
McGraw-Hill Global Education Holdings LLC, 5.00%	1.2%
Power Solutions (Panther), 3.65%	1.1%
USI, Inc., 3.22%	1.0%
Berry Global, Inc., 2.16%	1.0%
Top Ten Total	18.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2020

Cumulative Fund Performance*

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2020

Average Annual Returns*

Periods Ended September 30, 2020

	1 Year	5 Year	Since Inception (11/30/11)
A-Class Shares	(0.50%)	2.75%	4.11%
A-Class Shares with sales charge‡	(3.49%)	1.75%	3.53%
C-Class Shares	(1.24%)	1.98%	3.34%
C-Class Shares with CDSC§	(2.20%)	1.98%	3.34%
Institutional Class Shares	(0.26%)	2.99%	4.35%
Credit Suisse Leveraged Loan Index	0.84%	4.03%	4.50%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	(0.50%)	2.74%	2.48%
Credit Suisse Leveraged Loan Index	0.84%	4.03%	3.46%

	1 Year	Since Inception (03/13/19)
R6-Class Shares	(0.22%)	1.27%
Credit Suisse Leveraged Loan Index	0.84%	2.08%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Credit Suisse Leveraged Loan Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares, Institutional Class shares and R6-Class shares will vary due to differences in fee structures.

‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 3.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 3.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2020

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	0.0%**
AA	1.0%
A	0.8%
BBB	6.7%
BB	24.3%
B	44.7%
CCC	7.1%
CC	1.2%
NR2	2.7%
Other Instruments	11.5%
Total Investments	100.0%

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.
**	Less than 0.1%.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2020
FLOATING RATE STRATEGIES FUND

	Shares	Value
COMMON STOCKS†††- 0.2%

Consumer, Non-cyclical - 0.2%
Chef Holdings, Inc.*	14,334	$1,229,146
Targus Group International, Inc.*,1	12,773	26,242
Total Consumer, Non-cyclical		1,255,388

Industrial - 0.0%
API Heat Transfer Parent LLC*	2,902,566	248,018
BP Holdco LLC*,1	244,278	86,130
Vector Phoenix Holdings, LP*	244,278	21,956
Total Industrial		356,104

Total Common Stocks
(Cost $3,337,771)		1,611,492

PREFERRED STOCKS††† - 0.0%
Industrial - 0.0%
API Heat Transfer Intermediate*	618	313,772
Total Preferred Stocks
(Cost $493,920)		313,772

EXCHANGE-TRADED FUNDS† - 5.4%
Invesco Senior Loan ETF	1,845,000	40,110,300
Total Exchange-Traded Funds
(Cost $39,279,133)		40,110,300

MONEY MARKET FUND† - 5.8%
Federated Hermes U.S. Treasury Cash Reserves Fund — Institutional Shares, 0.01%[2]	42,929,923	42,929,923
Total Money Market Fund
(Cost $42,929,923)		42,929,923

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,7 - 79.7%
Industrial - 15.3%
Berry Global, Inc.
2.16% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 07/01/26	7,950,866	$7,703,435
BWAY Holding Co.
3.52% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/03/24	7,795,281	7,303,243
STS Operating, Inc. (SunSource)
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/11/24	7,543,420	7,134,190
USIC Holding, Inc.
4.25% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 12/08/23	6,901,905	6,786,851
Titan Acquisition Ltd. (Husky)
3.22% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/28/25	6,933,586	6,532,755
LTI Holdings, Inc.
3.65% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 09/06/25	6,972,089	6,465,497
Altra Industrial Motion Corp.
2.15% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 10/01/25	6,520,843	6,321,175

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
TransDigm, Inc.
2.25% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 12/09/25	3,590,955	$3,388,964
2.40% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/30/25	2,952,310	2,785,888
American Bath Group LLC
5.00% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 09/29/23	6,096,756	6,083,892
VC GB Holdings, Inc.
4.00% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 02/28/24†††	6,099,812	5,962,567
Duran Group Holding GMBH
4.25% (6 Month EURIBOR + 4.25%, Rate Floor: 4.25%) due 03/29/24†††	EUR 3,928,562	4,394,718
4.25% (6 Month EURIBOR + 4.25%, Rate Floor: 4.25%) due 12/20/24†††	EUR 1,324,721	1,481,910
Mileage Plus Holdings LLC
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27	5,700,000	5,788,692
Consolidated Container Co. LLC
3.75% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 05/22/24	5,459,657	5,398,235
Reynolds Group Holdings, Inc.
due 02/05/26	4,955,000	4,860,855
Hillman Group, Inc.
4.15% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/30/25	4,844,019	4,727,618
Pelican Products, Inc.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/01/25	4,674,600	4,449,658
Charter Nex US, Inc.
3.75% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 05/16/24	3,863,864	3,764,061
Corialis Group Ltd.
3.25% (1 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 03/29/24	EUR 3,075,000	3,510,823
API Heat Transfer
12.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) (in-kind rate was 12.00%) due 01/01/24†††,3	2,869,053	2,560,630
12.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) (in-kind rate was 12.00%) due 10/02/23†††,3	511,870	465,801

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Vertical (TK Elevator)
4.57% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 07/30/27	1,900,000	$1,882,026
YAK MAT (YAK ACCESS LLC)
10.22% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	2,550,000	1,844,491
SkyMiles IP Ltd.
4.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 10/20/27	1,664,359	1,675,361
Total Industrial		113,273,336

Consumer, Cyclical - 13.3%
American Tire Distributors, Inc.
8.50% (1 Month USD LIBOR + 7.50% and 3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24	18,936,173	16,041,590
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	2,017,146	1,976,803
Zephyr Bidco Ltd.
4.30% (1 Month GBP LIBOR + 4.25%, Rate Floor: 4.25%) due 07/23/25	GBP 5,265,000	6,452,951
7.55% (1 Month GBP LIBOR + 7.50%, Rate Floor: 7.50%) due 07/23/26†††	GBP 2,842,917	3,310,708
Power Solutions (Panther)
3.65% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 04/30/26	8,043,750	7,825,040
Navistar Inc.
3.66% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 11/06/24	6,956,652	6,887,086
Argo Merchants
4.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 12/06/24	6,976,263	6,819,297
IBC Capital Ltd.
3.98% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/11/23	7,219,905	6,764,185
EG Finco Ltd.
4.00% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 02/07/25	EUR 5,367,348	5,969,806
4.22% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 02/07/25	779,584	762,651
Equinox Holdings, Inc.
4.00% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 03/08/24	7,288,278	5,567,370
Midas Intermediate Holdco II LLC
3.75% (3 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 08/18/21	5,118,561	4,770,191

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Packers Sanitation Services, Inc.
4.00% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 12/04/24	4,506,588	$4,416,456
Party City Holdings, Inc.
3.25% (3 Month USD LIBOR + 2.50%, Rate Floor: 3.25%) due 08/19/22	5,427,431	4,409,788
Mavis Tire Express Services Corp.
3.47% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/20/25	4,253,917	4,027,948
Life Time Fitness, Inc.
3.75% (3 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 06/10/22	3,229,063	2,924,982
Intrawest Resorts Holdings, Inc.
2.90% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 07/31/24	2,872,615	2,763,686
Playtika Holding Corp.
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 12/09/24	2,156,626	2,155,828
Burlington Stores, Inc.
1.91% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 11/17/24	2,000,000	1,940,000
Alexander Mann
5.09% (6 Month GBP LIBOR + 5.00%, Rate Floor: 5.00%) due 06/16/25	GBP 1,540,000	1,656,169
Belk, Inc.
7.75% (3 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 07/31/25	2,935,421	1,094,061
SHO Holding I Corp.
6.25% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) (in-kind rate was 2.25%) due 04/26/24[3]	567,571	391,624
3.12% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 04/26/24	2,886	1,991
Total Consumer, Cyclical		98,930,211

Communications - 13.3%
Cengage Learning Acquisitions, Inc.
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23	12,174,640	10,148,415
McGraw-Hill Global Education Holdings LLC
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 05/04/22	10,172,081	8,493,688
ProQuest, LLC
3.65% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 10/23/26	6,982,711	6,890,190

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
UPC Financing Partnership
due 01/31/29	7,000,000	$6,783,000
CSC Holdings, LLC
2.40% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 07/17/25	6,923,077	6,685,685
Ziggo Financing Partnership
2.65% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 04/28/28	6,685,000	6,422,213
Market Track LLC
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/05/24	6,944,783	6,076,685
Virgin Media Bristol LLC
2.65% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 01/31/28	6,116,233	5,927,669
Authentic Brands
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 09/27/24	5,620,863	5,499,396
GTT Communications, Inc.
2.97% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 05/31/25	6,158,250	5,280,207
SFR Group S.A.
3.84% (1 Month USD LIBOR + 3.69%, Rate Floor: 3.69%) due 01/31/26	3,406,152	3,274,163
2.90% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 07/31/25	1,666,820	1,587,546
Zayo Group Holdings, Inc.
3.15% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/09/27	4,726,250	4,580,256
Titan US Finco LLC
4.22% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/01/26	4,679,792	4,566,681
Xplornet Communications Inc.
4.90% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 06/10/27	3,990,000	3,907,726
Nielsen Finance LLC
2.15% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 10/04/23	3,787,424	3,707,889
T-Mobile USA, Inc.
3.15% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 04/01/27	3,702,886	3,697,258
Level 3 Financing, Inc.
1.90% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 03/01/27	3,339,546	3,232,046
Radiate Holdco, LLC
due 09/25/26	1,800,000	1,766,250
Total Communications		98,526,963

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Technology - 11.8%
Planview, Inc.
6.25% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 01/27/23†††	15,440,000	$15,380,416
GTT Communications BV
3.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 05/30/25	EUR 10,825,690	11,515,659
EIG Investors Corp.
4.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 02/09/23	7,138,256	7,100,780
Park Place Technologies LLC
5.00% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 03/28/25	6,681,998	6,590,121
9.00% (1 Month USD LIBOR + 8.00%, Rate Floor: 9.00%) due 03/30/26†††	408,434	383,928
Seattle SpinCo, Inc.
2.65% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 06/21/24	6,967,327	6,601,542
Cvent, Inc.
3.90% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 11/29/24	6,370,752	5,738,200
Micron Technology, Inc.
2.15% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 05/29/25	5,131,982	5,106,322
Cologix Holdings, Inc.
4.00% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 03/20/24	5,065,636	4,941,122
WEX, Inc.
2.40% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/15/26	4,628,265	4,462,156
Misys Ltd.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24	4,734,691	4,416,283
Aspect Software, Inc.
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24	4,467,810	4,244,420
Boxer Parent Co., Inc.
4.40% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/02/25	3,366,434	3,260,088
Brave Parent Holdings, Inc.
4.15% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 04/18/25	3,184,837	3,137,064

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Sabre GLBL, Inc.
2.15% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 02/22/24	2,304,008	$2,143,972
EXC Holdings III Corp.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 12/02/24	1,969,313	1,943,475
Miami Escrow Borrower LLC
2.65% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 06/21/24	1,031,700	977,536
Total Technology		87,943,084

Consumer, Non-cyclical - 11.8%
AI Aqua Zip Bidco Pty Ltd.
4.25% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 12/13/23	14,099,894	13,717,550
Diamond (BC) BV
3.26% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 09/06/24	3,969,388	3,701,454
3.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 09/06/24	EUR 2,875,313	3,201,694
Dole Food Company, Inc.
3.75% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 04/06/24	6,895,808	6,785,199
Froneri US, Inc.
2.40% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 01/29/27	6,900,000	6,616,617
US Foods, Inc.
1.90% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 06/27/23	5,953,368	5,715,233
Hayward Industries, Inc.
3.65% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/05/24	5,705,217	5,544,786
Springs Window Fashions
4.40% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 06/16/25	4,346,880	4,169,396
8.65% (1 Month USD LIBOR + 8.50%, Rate Floor: 8.50%) due 06/15/26	1,350,000	1,145,246
Recess Holdings, Inc.
4.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 09/30/24	5,637,109	5,157,954
IQVIA Holdings, Inc.
1.97% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 06/11/25	4,879,438	4,805,027
Cidron New Bidco Ltd.
3.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 04/16/25	EUR 4,125,000	4,689,998

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Endo Luxembourg Finance Co.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 04/29/24	3,969,231	$3,770,769
Grifols Worldwide Operations USA, Inc.
2.10% (1 Week USD LIBOR + 2.00%, Rate Floor: 2.00%) due 11/15/27	3,545,861	3,468,313
Sigma Holding BV (Flora Food)
3.50% (1 Month EURIBOR + 3.50% and 6 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 07/02/25	EUR 3,000,000	3,410,275
CTI Foods Holding Co. LLC
8.00% (6 Month USD LIBOR + 4.00%, Rate Floor: 8.00%) (in-kind rate was 3.00%) due 05/03/24†††,3	1,914,167	1,799,317
10.00% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) (in-kind rate was 6.00%) due 05/03/24†††,3	538,409	489,952
Elanco Animal Health, Inc.
1.91% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 08/02/27	2,295,029	2,228,083
BCPE Eagle Buyer LLC
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 03/18/24	2,085,176	1,960,587
Arctic Glacier Group Holdings, Inc.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 03/20/24	2,272,564	1,937,929
Aramark Services, Inc.
1.90% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 03/11/25	1,900,000	1,813,075
Valeant Pharmaceuticals International, Inc.
3.15% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 06/02/25	1,742,680	1,706,014
Total Consumer, Non-cyclical		87,834,468

Financial - 7.5%
USI, Inc.
3.22% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 05/16/24	8,071,867	7,796,052
Aretec Group, Inc.
4.40% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/01/25	7,712,625	7,326,994

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Alliant Holdings Intermediate LLC
2.90% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 05/09/25	7,338,343	$7,117,312
AmWINS Group, Inc.
3.75% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 01/25/24	6,963,853	6,892,612
HarbourVest Partners, LP
2.53% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 03/03/25†††	6,405,109	6,309,032
NFP Corp.
3.40% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/15/27	5,117,646	4,908,692
Jefferies Finance LLC
3.44% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 06/03/26	4,641,250	4,443,997
Virtu Financial, Inc.
3.15% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/01/26	4,320,000	4,286,261
Ryan Specialty Group LLC
due 09/01/27	3,600,000	3,561,768
Citadel Securities, LP
2.90% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 02/27/26	2,139,750	2,125,050
Nexus Buyer LLC
3.90% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 11/09/26	1,014,900	1,007,075
Total Financial		55,774,845

Basic Materials - 5.1%
Messer Industries USA, Inc.
2.72% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 03/02/26	7,227,158	7,064,547
GrafTech Finance, Inc.
4.50% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 02/12/25	7,048,286	6,948,411
PQ Corp.
2.51% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 02/08/27	6,828,399	6,649,153
Arch Coal, Inc.
3.75% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 03/07/24	6,647,043	5,450,576
Alpha 3 BV
4.00% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 01/31/24	4,957,016	4,872,350
Illuminate Buyer LLC
4.15% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 06/30/27	3,600,000	3,566,268

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
HB Fuller Co.
2.16% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 10/21/24	3,290,890	$3,242,778
Total Basic Materials		37,794,083

Energy - 1.1%
Penn Virginia Holding Corp.
8.00% (1 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 09/29/22†††	10,890,000	7,623,000
Permian Production Partners LLC
due 05/20/24†††,4	8,360,000	418,000
Summit Midstream Partners, LP
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/13/22	463,808	92,762
Total Energy		8,133,762

Utilities - 0.5%
Hamilton Projects Acquiror LLC
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/17/27	3,980,025	3,965,100
Total Senior Floating Rate Interests
(Cost $635,161,810)		592,175,852

CORPORATE BONDS†† - 3.8%
Consumer, Non-cyclical - 1.4%
Nathan’s Famous, Inc.
6.63% due 11/01/25[5]	4,275,000	4,339,125
ServiceMaster Co. LLC
5.13% due 11/15/24[5]	4,000,000	4,090,000
HCA, Inc.
4.50% due 02/15/27	1,500,000	1,684,790
Total Consumer, Non-cyclical		10,113,915

Energy - 1.1%
Sabine Pass Liquefaction LLC
5.63% due 04/15/23	4,200,000	4,600,554
CNX Resources Corp.
5.88% due 04/15/22	1,964,000	1,964,000
American Midstream Partners Limited Partnership / American Midstream Finance Corp.
9.50% due 12/15/21[5]	1,268,000	1,258,490
Unit Corp.
due 05/15/21[4]	3,166,000	430,038
Total Energy		8,253,082

Communications - 0.6%
Ziggo BV
5.50% due 01/15/27[5]	4,550,000	4,766,125

Utilities - 0.4%
AES Corp.
6.00% due 05/15/26	2,000,000	2,100,850
5.50% due 04/15/25	1,059,000	1,091,903
Total Utilities		3,192,753

Industrial - 0.1%
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[5]	750,000	759,375

Consumer, Cyclical - 0.1%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[5]	630,000	625,275

Financial - 0.1%
Lincoln Financing SARL
3.88% due 04/01/24	EUR 350,000	394,208

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Basic Materials - 0.0%
Mirabela Nickel Ltd.
due 06/24/19[4,6]	1,279,819	$63,991
Total Corporate Bonds
(Cost $30,961,015)		28,168,724

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 2.3%
Residential Mortgage Backed Securities - 2.3%
RALI Series Trust
2006-QO6, 0.33% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 06/25/46[7]	11,868,102	4,056,991
2006-QO2, 0.37% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 02/25/46[7]	476,302	134,370
Washington Mutual Mortgage Pass-Through Certificates Trust
2007-OA6, 1.83% (1 Year CMT Rate + 0.81%, Rate Floor: 0.81%) due 07/25/47[7]	3,345,368	2,861,862
American Home Mortgage Assets Trust
2006-4, 0.36% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 10/25/46[7]	3,088,476	2,039,002
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 1.86% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46[7]	2,381,208	1,954,124
Lehman XS Trust Series
2006-16N, 0.34% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 11/25/46[7]	1,800,884	1,619,179
Wachovia Asset Securitization Issuance II LLC Trust
2007-HE1, 0.31% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/37[5,7]	1,530,274	1,433,727
Nomura Resecuritization Trust
2015-4R, 1.48% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 03/26/36[5,7]	1,329,736	1,319,500
Alliance Bancorp Trust
2007-OA1, 0.39% (1 Month USD LIBOR + 0.24%, Rate Floor: 0.24%) due 07/25/37[7]	564,833	488,608
Morgan Stanley Re-REMIC Trust
2010-R5, 1.38% due 06/26/36[5]	479,188	424,661
GSAA Home Equity Trust
2007-7, 0.69% (1 Month USD LIBOR + 0.54%, Rate Floor: 0.27%) due 07/25/37[7]	332,382	318,513

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
New Century Home Equity Loan Trust
2004-4, 0.94% (1 Month USD LIBOR + 0.80%, Rate Cap/Floor: 12.50%/0.53%) due 02/25/35[7]	214,330	$208,057
Total Residential Mortgage Backed Securities		16,858,594

Total Collateralized Mortgage Obligations
(Cost $17,845,094)		16,858,594

ASSET-BACKED SECURITIES†† - 2.1%
Collateralized Loan Obligations - 2.1%
Cerberus Loan Funding XVII Ltd.
2016-3A, 2.81% (3 Month USD LIBOR + 2.53%, Rate Floor: 0.00%) due 01/15/28[5,7]	5,000,000	4,772,919
Avery Point II CLO Ltd.
2013-3X COM, due 01/18/25[8]	4,160,694	2,933,016
Jamestown CLO V Ltd.
2014-5A, 5.37% (3 Month USD LIBOR + 5.10%, Rate Floor: 0.00%) due 01/17/27[5,7]	4,000,000	2,298,208
Treman Park CLO Ltd.
2015-1A, due 10/20/28[5,8]	3,000,000	2,157,774
Halcyon Loan Advisors Funding Ltd.
2012-1A, 3.28% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 08/15/23[5,7]	1,021,149	1,019,774
ACIS CLO Ltd.
2015-6A, 3.62% (3 Month USD LIBOR + 3.37%, Rate Floor: 0.00%) due 05/01/27[5,7]	1,000,000	995,595
Newstar Commercial Loan Funding LLC
2017-1A, 3.73% (3 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 03/20/27[5,7]	1,000,000	978,068
Octagon Loan Funding Ltd.
2014-1A, due 11/18/31[5,8]	2,071,948	696,467
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[5,8]	1,808,219	139,595
Total Collateralized Loan Obligations		15,991,416

Transport-Aircraft - 0.0%
Airplanes Pass Through Trust
2001-1A, due 03/15/19†††,4,6	896,492	90
Total Asset-Backed Securities
(Cost $19,713,416)		15,991,506

Total Investments - 99.3%
(Cost $789,722,082)		$738,160,163
Other Assets & Liabilities, net - 0.7%		4,912,833
Total Net Assets - 100.0%		$743,072,996

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
FLOATING RATE STRATEGIES FUND

Forward Foreign Currency Exchange Contracts††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2020	Unrealized Appreciation (Depreciation)
Barclays Bank plc	45,004,000	EUR	10/16/20	$53,281,753	$52,800,296	$481,457
Goldman Sachs International	9,069,000	GBP	10/16/20	11,601,491	11,703,132	(101,641)
						$379,816

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at September 30, 2020	Unrealized Appreciation (Depreciation)
Citibank N.A., New York	82,000	GBP	10/16/20	$104,298	$105,817	$1,519
JPMorgan Chase Bank, N.A.	447,000	EUR	10/16/20	525,615	524,436	(1,179)
						$340

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
FLOATING RATE STRATEGIES FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of September 30, 2020.
[3]	Payment-in-kind security.
[4]	Security is in default of interest and/or principal obligations.
[5]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $32,074,678 (cost $34,712,466), or 4.3% of total net assets.

[6]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $64,081 (cost $1,883,995), or less than 0.1% of total net assets — See Note 9.

[7]

Variable rate security. Rate indicated is the rate effective at September 30, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[8]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
CMT — Constant Maturity Treasury
EURIBOR — European Interbank Offered Rate
EUR — Euro
GBP — British Pound
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REMIC — Real Estate Mortgage Investment Conduit
SARL — Société à Responsabilité Limitée

See Sector Classification in Other Information section.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
FLOATING RATE STRATEGIES FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$—	$—	$1,611,492	$1,611,492
Preferred Stocks	—	—	313,772	313,772
Exchange-Traded Funds	40,110,300	—	—	40,110,300
Money Market Fund	42,929,923	—	—	42,929,923
Senior Floating Rate Interests	—	541,595,873	50,579,979	592,175,852
Corporate Bonds	—	28,168,724	—	28,168,724
Collateralized Mortgage Obligations	—	16,858,594	—	16,858,594
Asset-Backed Securities	—	15,991,416	90	15,991,506
Forward Foreign Currency Exchange Contracts**	—	482,976	—	482,976
Total Assets	$83,040,223	$603,097,583	$52,505,333	$738,643,139

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts**	$—	$102,820	$—	$102,820
Unfunded Loan Commitments (Note 8)	—	—	8,851	8,851
Total Liabilities	$—	$102,820	$8,851	$111,671

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
FLOATING RATE STRATEGIES FUND

The following is summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within the Level 3 of the fair value hierarchy:

Category	Ending Balance at September 30, 2020	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$90	Option Adjusted Spread off prior month broker quote	Broker Quote	—	—
Common Stocks	1,611,492	Enterprise Value	Valuation Multiple	2.0x-12.0x	9.6x
Preferred Stocks	313,772	Yield Analysis	Yield	19.4%	—
Senior Floating Rate Interests	24,007,235	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	21,257,044	Yield Analysis	Yield	5.8%-6.4%	6.2%
Senior Floating Rate Interests	5,315,700	Enterprise Value	Valuation Multiple	9.8x-12.0x	11.1x
Total Assets	$52,505,333
Liabilities:
Unfunded Loan Commitments	$8,851	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield or valuation multiple would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended September 30, 2020, the Fund had securities with a total value of $10,317,440 transfer from Level 2 to Level 3 due to lack of observable inputs and had securities with a total market value of $6,076,685 transfer out of Level 3 to Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
FLOATING RATE STRATEGIES FUND

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2020:

	Assets					Liabilities
	Common Stocks	Senior Floating Rate Interests	Asset-Backed Securities	Preferred Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$2,795,632	$76,387,868	$14,848	$—	$79,198,348	$(43,173)
Purchases/(Receipts)	—	260,634	—	—	260,634	(6,037)
(Sales, maturities and paydowns)/Fundings	(140,596)	(22,690,884)	—	—	(22,831,480)	12,745
Amortization of premiums/discounts	—	97,039	—	—	97,039	—
Total realized gains (losses) included in earnings	140,596	(1,981,355)	—	—	(1,840,759)	—
Total change in unrealized appreciation (depreciation) included in earnings	(1,184,140)	(5,420,306)	(14,758)	—	(6,619,204)	27,614
Transfers into Level 3	—	10,003,668	—	313,772	10,317,440	—
Transfers out of Level 3	—	(6,076,685)	—	—	(6,076,685)	—
Ending Balance	$1,611,492	$50,579,979	$90	$313,772	$52,505,333	$(8,851)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2020	$(1,184,140)	$(6,298,840)	$(14,758)	$—	$(7,497,738)	$3,182

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2020
FLOATING RATE STRATEGIES FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the year ended September 30, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/19		Additions	Reductions	Realized Gain (Loss)
Common Stocks
BP Holdco LLC*	$86,255		$—	$—	$—
Targus Group International, Inc.*	21,632		—	—	—
Senior Floating Rate Interests
Targus Group International, Inc. due 05/24/16	—	**	—	—	(144,303)
	$107,887		$—	$—	$(144,303)

Security Name	Change in Unrealized Appreciation (Depreciation)	Value 09/30/20	Shares/ Face Amount 09/30/20
Common Stocks
BP Holdco LLC *	$(125)	$86,130	244,278
Targus Group International, Inc.*	4,610	26,242	12,773
Senior Floating Rate Interests
Targus Group International, Inc. due 05/24/16	144,303	—	—
	$148,788	$112,372

*	Non-income producing security.
**	Market value is less than $1.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
FLOATING RATE STRATEGIES FUND

September 30, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $789,630,801)	$738,047,791
Investments in affiliated issuers, at value (cost $91,281)	112,372
Foreign currency, at value (cost $367,557)	367,557
Cash	7,594,014
Unrealized appreciation on forward foreign currency exchange contracts	482,976
Prepaid expenses	50,701
Receivables:
Securities sold	27,804,314
Interest	1,897,301
Fund shares sold	428,825
Total assets	776,785,851

Liabilities:
Unfunded loan commitments, at value (Note 8) (commitment fees received $14,085)	8,851
Segregated cash due to broker	480,000
Unrealized depreciation on forward foreign currency exchange contracts	102,820
Payable for:
Securities purchased	29,082,845
Fund shares redeemed	1,988,105
Distributions to shareholders	632,791
Transfer agent/maintenance fees	532,304
Management fees	357,744
Distribution and service fees	88,888
Trustees’ fees*	44,044
Fund accounting/administration fees	42,625
Miscellaneous	351,838
Total liabilities	33,712,855
Net assets	$743,072,996
Net assets consist of:
Paid in capital	$943,502,581
Total distributable earnings (loss)	(200,429,585)
Net assets	$743,072,996

A-Class:
Net assets	$139,856,815
Capital shares outstanding	5,808,115
Net asset value per share	$24.08
Maximum offering price per share (Net asset value divided by 97.00%)	$24.82

C-Class:
Net assets	$63,890,690
Capital shares outstanding	2,654,219
Net asset value per share	$24.07

P-Class:
Net assets	$33,251,379
Capital shares outstanding	1,380,279
Net asset value per share	$24.09

Institutional Class:
Net assets	$504,448,833
Capital shares outstanding	20,931,288
Net asset value per share	$24.10

R6-Class:
Net assets	$1,625,279
Capital shares outstanding	67,430
Net asset value per share	$24.10

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

STATEMENT OF OPERATIONS
FLOATING RATE STRATEGIES FUND

Year Ended September 30, 2020

Investment Income:
Dividends from securities of unaffiliated issuers	$528,060
Interest from securities of unaffiliated issuers	55,900,903
Total investment income	56,428,963

Expenses:
Management fees	6,888,006
Distribution and service fees:
A-Class	444,576
C-Class	860,994
P-Class	185,224
Transfer agent/maintenance fees:
A-Class	226,521
C-Class	76,749
P-Class	188,019
Institutional Class	701,871
R6-Class	657
Fund accounting/administration fees	809,552
Line of credit fees	724,216
Professional fees	231,434
Custodian fees	81,719
Trustees’ fees*	71,472
Interest expense	44,569
Miscellaneous	355,420
Recoupment of previously waived fees:
A-Class	1,039
C-Class	1,108
P-Class	234
Institutional Class	3,175
R6-Class	171
Total expenses	11,896,726
Less:
Expenses reimbursed by Adviser:
A-Class	(242,629)
C-Class	(85,151)
P-Class	(195,810)
Institutional Class	(692,348)
R6-Class	(614)
Expenses waived by Adviser	(166,747)
Earnings credits applied	(49,563)
Total waived/reimbursed expenses	(1,432,862)
Net expenses	10,463,864
Net investment income	45,965,099

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(102,007,208)
Investments in affiliated issuers	(144,303)
Forward foreign currency exchange contracts	(2,887,396)
Foreign currency transactions	535,849
Net realized loss	(104,503,058)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	19,500,879
Investments in affiliated issuers	148,788
Forward foreign currency exchange contracts	(1,697,415)
Foreign currency translations	125,324
Net change in unrealized appreciation (depreciation)	18,077,576
Net realized and unrealized loss	(86,425,482)
Net decrease in net assets resulting from operations	$(40,460,383)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
FLOATING RATE STRATEGIES FUND

	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$45,965,099	$108,889,005
Net realized loss on investments	(104,503,058)	(41,709,479)
Net change in unrealized appreciation (depreciation) on investments	18,077,576	(39,353,594)
Net increase (decrease) in net assets resulting from operations	(40,460,383)	27,825,932

Distributions:
Distributions to shareholders
A-Class	(6,169,321)	(14,640,261)
C-Class	(2,453,764)	(5,587,635)
P-Class	(2,596,495)	(13,322,706)
Institutional Class	(26,336,056)	(75,137,743)
R6-Class	(172,212)	(2,302,137)*
Return of capital
A-Class	(1,369,063)	—
C-Class	(544,527)	—
P-Class	(576,200)	—
Institutional Class	(5,844,358)	—
R6-Class	(38,216)	— *
Total distributions	(46,100,212)	(110,990,482)

Capital share transactions:
Proceeds from sale of shares
A-Class	59,076,348	60,624,023
C-Class	5,882,260	14,215,093
P-Class	14,359,269	97,670,860
Institutional Class	359,733,415	594,221,256
R6-Class	7,014,197	87,641,260 *
Distributions reinvested
A-Class	5,748,291	12,049,838
C-Class	2,302,265	4,283,336
P-Class	3,170,610	13,315,826
Institutional Class	25,268,085	60,508,720
R6-Class	210,428	2,301,889 *
Cost of shares redeemed
A-Class	(145,876,744)	(257,341,946)
C-Class	(50,806,686)	(74,471,779)
P-Class	(113,381,867)	(351,356,453)
Institutional Class	(887,071,891)	(1,759,648,479)
R6-Class	(76,762,784)	(17,825,386)*
Net decrease from capital share transactions	(791,134,804)	(1,513,811,942)
Net decrease in net assets	(877,695,399)	(1,596,976,492)

Net assets:
Beginning of year	1,620,768,395	3,217,744,887
End of year	$743,072,996	$1,620,768,395

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
FLOATING RATE STRATEGIES FUND

	Year Ended September 30, 2020	Year Ended September 30, 2019
Capital share activity:
Shares sold
A-Class	2,408,149	2,381,654
C-Class	239,412	559,608
P-Class	585,090	3,847,865
Institutional Class	14,856,298	23,392,664
R6-Class	280,578	3,453,140 *
Shares issued from reinvestment of distributions
A-Class	238,481	475,414
C-Class	95,750	169,122
P-Class	130,742	525,337
Institutional Class	1,046,088	2,385,506
R6-Class	8,507	90,637 *
Shares redeemed
A-Class	(6,183,851)	(10,159,897)
C-Class	(2,141,265)	(2,940,946)
P-Class	(4,686,345)	(13,879,455)
Institutional Class	(37,182,772)	(69,438,343)
R6-Class	(3,060,616)	(704,816)*
Net decrease in shares	(33,365,754)	(59,842,510)

*	Since commencement of operations: March 13, 2019.

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016
Per Share Data
Net asset value, beginning of period	$25.23	$25.92	$26.01	$25.92	$25.88
Income (loss) from investment operations:
Net investment income (loss)[a]	1.02	1.17	1.04	.93	.99
Net gain (loss) on investments (realized and unrealized)	(1.16)	(.67)	(.07)	.10	.12
Total from investment operations	(.14)	.50	.97	1.03	1.11
Less distributions from:
Net investment income	(.83)	(1.19)	(1.06)	(.94)	(1.07)
Return of capital	(.18)	—	—	—	—
Total distributions	(1.01)	(1.19)	(1.06)	(.94)	(1.07)
Net asset value, end of period	$24.08	$25.23	$25.92	$26.01	$25.92

Total Return[b]	(0.50%)	2.01%	3.80%	4.03%	4.47%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$139,857	$235,752	$431,562	$534,911	$452,611
Ratios to average net assets:
Net investment income (loss)	4.23%	4.60%	4.02%	3.58%	3.88%
Total expenses[c]	1.25%	1.23%	1.15%	1.13%	1.20%
Net expenses[d,e,f]	1.10%	1.07%	1.03%	1.04%	1.03%
Portfolio turnover rate	20%	10%	33%	44%	35%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016
Per Share Data
Net asset value, beginning of period	$25.22	$25.91	$26.00	$25.91	$25.87
Income (loss) from investment operations:
Net investment income (loss)[a]	.84	.98	.85	.74	.80
Net gain (loss) on investments (realized and unrealized)	(1.16)	(.67)	(.07)	.10	.12
Total from investment operations	(.32)	.31	.78	.84	.92
Less distributions from:
Net investment income	(.68)	(1.00)	(.87)	(.75)	(.88)
Return of capital	(.15)	—	—	—	—
Total distributions	(.83)	(1.00)	(.87)	(.75)	(.88)
Net asset value, end of period	$24.07	$25.22	$25.91	$26.00	$25.91

Total Return[b]	(1.24%)	1.26%	3.03%	3.26%	3.68%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$63,891	$112,481	$172,906	$204,008	$197,296
Ratios to average net assets:
Net investment income (loss)	3.47%	3.86%	3.29%	2.83%	3.13%
Total expenses[c]	1.96%	1.93%	1.87%	1.83%	1.93%
Net expenses[d,e,f]	1.85%	1.82%	1.78%	1.79%	1.78%
Portfolio turnover rate	20%	10%	33%	44%	35%

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016
Per Share Data
Net asset value, beginning of period	$25.24	$25.93	$26.02	$25.93	$25.89
Income (loss) from investment operations:
Net investment income (loss)[a]	1.04	1.17	1.05	.94	.99
Net gain (loss) on investments (realized and unrealized)	(1.18)	(.67)	(.08)	.09	.12
Total from investment operations	(.14)	.50	.97	1.03	1.11
Less distributions from:
Net investment income	(.83)	(1.19)	(1.06)	(.94)	(1.07)
Return of capital	(.18)	—	—	—	—
Total distributions	(1.01)	(1.19)	(1.06)	(.94)	(1.07)
Net asset value, end of period	$24.09	$25.24	$25.93	$26.02	$25.93

Total Return	(0.50%)	2.01%	3.80%	4.03%	4.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,251	$135,036	$385,306	$360,829	$124,974
Ratios to average net assets:
Net investment income (loss)	4.26%	4.59%	4.05%	3.59%	3.86%
Total expenses[c]	1.37%	1.22%	1.15%	1.16%	1.06%
Net expenses[d,e,f]	1.10%	1.07%	1.03%	1.03%	1.03%
Portfolio turnover rate	20%	10%	33%	44%	35%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016
Per Share Data
Net asset value, beginning of period	$25.25	$25.95	$26.03	$25.94	$25.90
Income (loss) from investment operations:
Net investment income (loss)[a]	1.09	1.23	1.11	1.00	1.05
Net gain (loss) on investments (realized and unrealized)	(1.17)	(.68)	(.07)	.10	.12
Total from investment operations	(.08)	.55	1.04	1.10	1.17
Less distributions from:
Net investment income	(.88)	(1.25)	(1.12)	(1.01)	(1.13)
Return of capital	(.19)	—	—	—	—
Total distributions	(1.07)	(1.25)	(1.12)	(1.01)	(1.13)
Net asset value, end of period	$24.10	$25.25	$25.95	$26.03	$25.94

Total Return	(0.26%)	2.21%	4.08%	4.28%	4.71%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$504,449	$1,065,820	$2,227,970	$2,590,393	$1,643,932
Ratios to average net assets:
Net investment income (loss)	4.48%	4.83%	4.28%	3.83%	4.11%
Total expenses[c]	0.97%	0.92%	0.84%	0.82%	0.87%
Net expenses[d,e,f]	0.85%	0.83%	0.79%	0.79%	0.79%
Portfolio turnover rate	20%	10%	33%	44%	35%

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

R6-Class	Year Ended Sept. 30, 2020	Period Ended Sept. 30, 2019[g]
Per Share Data
Net asset value, beginning of period	$25.25	$25.38
Income (loss) from investment operations:
Net investment income (loss)[a]	1.13	.69
Net gain (loss) on investments (realized and unrealized)	(1.21)	(.14)
Total from investment operations	(.08)	.55
Less distributions from:
Net investment income	(.88)	(.68)
Return of capital	(.19)	—
Total distributions	(1.07)	(.68)
Net asset value, end of period	$24.10	$25.25

Total Return	(0.22%)	2.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,625	$71,680
Ratios to average net assets:
Net investment income (loss)	4.56%	4.89%
Total expenses[c]	0.86%	0.85%
Net expenses[d,e,f]	0.84%	0.84%
Portfolio turnover rate	20%	10%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

FINANCIAL HIGHLIGHTS (concluded)
FLOATING RATE STRATEGIES FUND

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	0.00%*	—	—	—
C-Class	0.00%*	—	0.01%	—
P-Class	0.00%*	—	—	—
Institutional Class	0.00%*	—	—	0.01%
R6-Class	0.00%*	0.00%*	N/A	N/A

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/20	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	1.02%	1.02%	1.02%	1.02%	1.02%
C-Class	1.77%	1.77%	1.77%	1.77%	1.77%
P-Class	1.02%	1.02%	1.02%	1.02%	1.02%
Institutional Class	0.78%	0.78%	0.78%	0.78%	0.78%
R6-Class[g]	0.78%	0.78%	N/A	N/A	N/A

[g]	Since commencement of operations: March 13, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2020, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Floating Rate Strategies Fund (the “Fund”), a diversified investment company. At September 30, 2020, A-Class, C-Class, P-Class, Institutional Class and R6-Class shares have been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM”), which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

NOTES TO FINANCIAL STATEMENTS (continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds are valued at the last quoted sale price.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(c) Interest on When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(d) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(e) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(f) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2020, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income

THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

NOTES TO FINANCIAL STATEMENTS (continued)

also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

The Fund may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

(h) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(j) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2020, are disclosed in the Statement of Operations.

(k) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.09% at September 30, 2020.

(l) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund utilized derivatives for the following purpose:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use, and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge	$5,259,808	$97,154,058

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2020:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2020:

Forward Foreign Currency Exchange Risk
Asset Derivative Investments Value	$482,976
Liability Derivative Investments Value	$102,820

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2020:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Forward Foreign Currency Exchange Risk
$(2,887,396)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Forward Foreign Currency Exchange Risk
$(1,697,415)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

NOTES TO FINANCIAL STATEMENTS (continued)

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs over-the-counter (“OTC”) derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Forward foreign currency exchange contracts	$482,976	$—	$482,976	$—	$(480,000)	$2,976

					Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Forward foreign currency exchange contracts	$102,820	$—	$102,820	$—	$—	$102,820

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2020.

Counterparty	Asset Type	Cash Pledged	Cash Received
Barclays Bank plc	Forward foreign currency exchange contracts	$—	$480,000

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for

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NOTES TO FINANCIAL STATEMENTS (continued)

the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.65% of the average daily net assets of the Fund up to $5 billion; and 0.60% of the average daily net assets in excess of $5 billion.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
A-Class	1.02%	11/30/12	02/01/21
C-Class	1.77%	11/30/12	02/01/21
P-Class	1.02%	05/01/15	02/01/21
Institutional Class	0.78%	11/30/12	02/01/21
R6-Class	0.78%	03/13/19	02/01/21

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At September 30, 2020, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2021	2022	2023	Fund Total
A-Class	$572,780	$478,648	$272,258	$1,323,686
C-Class	176,311	165,085	99,862	441,258
P-Class	442,125	423,256	205,400	1,070,781
Institutional Class	1,285,384	1,382,501	804,754	3,472,639
R6-Class	—	2,107	1,025	3,132

For the year ended September 30, 2020, GI recouped $5,727 from the Fund.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended September 30, 2020, GFD retained sales charges of $253,986 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2020 was as follows:

Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
$37,727,848	$—	$8,372,364	$46,100,212

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended September 30, 2019 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$110,990,482	$—	$110,990,482

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2020 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
$—	$—	$(55,116,851)	$(142,311,295)	$(3,001,439)	$(200,429,585)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2020, capital loss carryforwards for the Fund were as follows:

	Unlimited		Total Capital Loss Carryforward
Short-Term	Long-Term
	$(5,805,514)	$(129,151,992)	$(134,957,506)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in CLO securities, foreign currency gains and losses, distribution payable, and the deferral of qualified late-year losses. Additional differences may result from the tax treatment of bond premium/discount amortization, losses deferred due to wash sales, and the “mark-to-market” of forward foreign currency exchange contracts. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

There were no adjustments made on the Statement of Assets and Liabilities as of September 30, 2020 for permanent book/tax differences.

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NOTES TO FINANCIAL STATEMENTS (continued)

At September 30, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
$793,376,993	$2,687,202	$(57,904,032)	$(55,216,830)

Pursuant to U.S. federal income tax regulations applicable to regulated investment companies, the Fund has elected to treat net capital losses and certain ordinary losses realized between November 1 and September 30 of each year as occurring on the first day of the following tax year. The Fund has also elected to treat certain ordinary losses realized between January 1 and September 30 of each year as occurring on the first day of the following tax year. For the year ended September 30, 2020, the following losses reflected in the accompanying financial statements were deferred for U.S. federal income tax purposes until October 1, 2020:

Ordinary	Capital
$(7,353,789)	$—

Note 7 – Securities Transactions

For the year ended September 30, 2020, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$196,004,484	$934,749,314

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2020, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Loss
$—	$8,965,787	$(473,378)

Note 8 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of September 30, 2020. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitment as of September 30, 2020, was as follows:

Borrower	Maturity Date	Face Amount	Value
Aspect Software, Inc.	07/15/23	$939,012	$8,851

Note 9 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Airplanes Pass Through Trust
2001-1A, due 03/15/19[1]	12/27/11	$723,184	$90
Mirabela Nickel Ltd.
due 06/24/19[1]	12/31/13	1,160,811	63,991
		$1,883,995	$64,081

[1]	Security is in default of interest and/or principal obligations.

Note 10 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or

THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

NOTES TO FINANCIAL STATEMENTS (continued)

becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the year ended September 30, 2020, the Fund entered into reverse repurchase agreements as follows:

Number of Days Outstanding	Balance at September 30, 2020		Average Balance Outstanding	Average Interest Rate
21	$—	*	$28,090,678	2.77%

*	As of September 30, 2020, the Fund did not have any open reverse repurchase agreements.

Note 11 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,205,000,000 line of credit from Citibank, N.A., which was in place through October 4, 2019, at which time the line of credit was renewed with an increased commitment amount of $1,230,000,000. A Fund may draw (borrow) from the line of credit, with limits subject to applicable regulatory requirements around leverage, as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of its allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the year ended September 30, 2020.

On October 2, 2020, the Trust, along with other affiliated trusts, renewed the $1,230,000,000 line of credit with Citibank, N.A.

Note 12 – Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity.

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

As of October 1, 2019, the Fund has fully adopted the provisions of the 2017 ASU which were applied through a modified retrospective transition approach, as prescribed. The adoption resulted in a cumulative effect adjustment to reduce amortized cost and increase unrealized appreciation of investments for the Fund in the amount of $40,124.

The adoption had no impact on total distributable earnings (loss), net assets, the current period results from operations, or any prior period information presented in the financial statements.

Note 13 – COVID-19 and Recent Developments

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Note 14 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Floating Rate Strategies Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim Floating Rate Strategies Fund (the “Fund”), (one of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedule of investments, as of September 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Guggenheim Funds Trust) at September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian, transfer agent, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. Our audits also included evaluating the accounting

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 27, 2020

THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2021, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2020.

The Fund’s investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2020, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2020, the Fund had the corresponding percentage qualify as interest related dividends as permitted by IRC Section 871(k)(1). See qualified interest income column in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income
1.29%	1.29%	100.00%

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund’s voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies,

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

● Guggenheim Diversified Income Fund (“Diversified Income Fund”)

● Guggenheim High Yield Fund (“High Yield Fund”)

● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

● Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

● Guggenheim Municipal Income Fund (“Municipal Income Fund”)

● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

● Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

● Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

● Guggenheim World Equity Income Fund (“World Equity Income Fund”)

● Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

● Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

● Guggenheim Limited Duration Fund (“Limited Duration Fund”)

● Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

● Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

● Guggenheim SMid Cap Value Fund (“SMid Cap Value Fund”)

● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

● Guggenheim Ultra Short Duration Fund (“Ultra Short Duration Fund”)

THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

OTHER INFORMATION (Unaudited)(continued)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) Municipal Income Fund; (vi) Small Cap Value Fund; (vii) SMid Cap Value Fund; (viii) StylePlus—Large Core Fund; (ix) StylePlus—Mid Growth Fund; and (x) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund; (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; (vii) Total Return Bond Fund; and (viii) Ultra Short Duration Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).1 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio. GPIM also serves as investment adviser for the Capital Stewardship Fund, which is addressed in a separate report. 2

[1]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as an “Adviser” and together, the “Advisers.”

[2]

Because shares of the Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to the Capital Stewardship Fund, and the Sub-Advisory Agreement with Concinnity Advisors, LP, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding the Capital Stewardship Fund.

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.3 At meetings held by videoconference and/or telephonically on April 20–21, 2020 (the “April Meeting”) and on May 15 and 18, 2020 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the

[3]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief was originally limited to the period from March 13, 2020 to June 15, 2020 and was subsequently extended through August 15, 2020. The Board, including the Independent Trustees, relied on this relief in voting to renew the Agreements at a meeting of the Board held by videoconference on May 18, 2020.

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OTHER INFORMATION (Unaudited)(continued)

Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each of the Advisory Agreements and the GPIM Sub-Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by Each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal and regulatory risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.4 As a result, the Committee did not evaluate the services provided to the Municipal Income Fund under the Advisory Agreement and the GPIM Sub-Advisory Agreement separately.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2019, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. The Committee also received certain updated performance information as of March 31, 2020.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee considered more recent performance periods for those Funds with

[4]

Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Agreements.

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circumstances in which recent enhancements had been made to the portfolio management processes or techniques employed for a Fund. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund’s Institutional Class shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations:

Alpha Opportunity Fund: The returns of the Fund’s Institutional Class shares ranked in the 93rd and 97th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily due to the Fund’s beta profile and fundamental factor tilts. The Committee noted management’s statement that the Fund’s lower beta profile to broad market U.S. equities relative to its peers, high positive allocation to value and short on growth, and negative sector exposures to well-performing sectors have detracted from investment performance. The Committee took into account management’s statement that, since October 2016, the Fund’s investment team has implemented enhancements to a number of components of the investment model used for the Fund, including revising expected risk models and security selection models, expanding the number of industry models used and more recently adding a macro overlay to better incorporate Guggenheim’s market views. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings had improved to the 64th and 83rd percentiles, respectively, and that one-year performance ranked in the 53rd percentile. The Committee also considered Guggenheim’s statement that it continues to conduct ongoing research into potential enhancements to improve the Fund’s performance, but is not currently contemplating any changes to the Fund’s portfolio construction process in the near term.

Diversified Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 90th percentile of its performance universe for the three-year period ended December 31, 2019. The Committee noted management’s explanation that the Fund’s relative underperformance over this time period was primarily due to the Fund’s defensively-positioned portfolio, in particular within its fixed-income sleeve which includes allocations to several Guggenheim fixed-income funds that were defensively positioned beginning in 2018, reflecting Guggenheim’s market views. The Committee also noted management’s statement that the Fund maintained a lower beta profile to equities relative to its peers. The Committee took into account management’s statement that, although absolute returns have trailed peers, the Fund’s risk-adjusted returns for the period since inception through December 31, 2019 rank in the top decile of its peer group while its maximum drawdown is in the lowest quartile of its peer group. The Committee also considered management’s statement that, during 2019, the Fund’s investment team implemented a new model to help drive allocation decisions and provide increased flexibility in making relative value assessments across asset classes and sectors, which is expected to improve investment

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performance. The Committee noted that, as of March 31, 2020, the three-year performance ranking had improved to the 78th percentile and that one-year performance ranked in the 66th percentile.

Large Cap Value Fund: The returns of the Fund’s Institutional Class shares ranked in the 53rd and 80th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the three-year time period was primarily due to the Fund’s overweight exposure to value stocks relative to its peers, driven by the Fund’s disciplined, Delta-Y-based investment process. The Committee considered the Fund’s competitive performance over the five-year time period, noting management’s statement that such performance was due to the implementation of Compass, a stock selection tool, in August 2014. The Committee also took into account management’s statement that the investment team was expanded and given enhanced tools and flexibility in 2019 to construct portfolios that harness Guggenheim’s security selection capabilities with better control of factor risks. The Committee noted that, although as of March 31, 2020 the performance rankings for the Fund had not improved, the implementation of Compass had resulted in improved performance for other funds in the Guggenheim fund complex.

Macro Opportunities Fund: The returns of the Fund’s Institutional Class shares ranked in the 38th and 75th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that, although the returns of the Fund’s Institutional Class shares rank well relative to its performance universe for the since-inception and five-year periods, the large majority of the Fund’s relative underperformance over the three-year time period was due to sharp underperformance in 2019 as a result of the Fund’s high credit quality and lower duration portfolio throughout 2019, which reflected Guggenheim’s market views that were implemented beginning in 2018. The Committee noted management’s view that the Fund’s defensive positioning was justified given growing risks in credit markets, tight credit spreads and low to negative term premiums. The Committee also noted management’s statement that many peers had higher allocations to corporate credit, which performed well in 2019. The Committee took into account management’s statement that the Fund’s investment team believes a defensive approach may offer greater relative value given current market conditions, but may increase allocations to risk when markets present more positive asymmetry. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings had improved to the 29th and 56th percentiles, respectively.

Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 89th and 72nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s increased allocation to floating rate securities in 2016 and the Fund’s more defensive investment approach detracted from performance that year, impacting trailing returns for the five-year and three-year periods. The Committee noted management’s explanation that the Fund’s defensive positioning in 2019, notably underweights in duration and credit risks, which reflected Guggenheim’s market views that were implemented beginning in 2018, also contributed to relative

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underperformance. The Committee also took into account management’s statement that the investment team believes a defensive approach is warranted given growing credit risks and high valuations across the Fund’s investable universe. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings had improved to the 47th and 29th percentiles, respectively.

Total Return Bond Fund: The returns of the Fund’s Institutional Class shares ranked in the 17th and 77th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s defensive positioning in 2019, notably underweights in corporate credit and duration risks, which reflected Guggenheim’s market views that were implemented beginning in 2018, was the primary contributor to its relative underperformance over the three-year time period. The Committee noted management’s statement that the returns of the Fund’s Institutional Class shares rank well over longer time periods, especially from a risk-adjusted standpoint. The Committee took into account management’s statement that, given the investment team’s defensive outlook, capital preservation will remain at the forefront of portfolio positioning and the team will continue to manage downside protection and seek to take advantage of return opportunities should the risk-reward trade-off become more attractive. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings had improved to the 1st and 9th percentiles, respectively.

World Equity Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 74th and 86th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the three-year time period was primarily due to its emphasis on producing a high level of dividend income during a period in which dividend-paying stocks underperformed broader equity indices. The Committee noted management’s statement that the Fund’s peer group, as identified by FUSE, consists of funds that invest in global equities without a particular focus on dividend income, whereas the Fund performed competitively over the three-year time period when compared to management’s internal peer group, which utilizes the Lipper Global Equity Income peer group. The Committee took into account management’s statement that, in early 2020, the investment team revised the investment process for the Fund to allow greater flexibility to employ Guggenheim’s fundamental factor and sector models to generate alpha, which is expected to improve performance. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings had improved to the 48th and 61st percentiles, respectively, and that one-year performance ranked in the 59th percentile.

[5]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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After reviewing the foregoing and other related factors, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by Each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee5 and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that, while Fund flows and profitability are evaluated, primary consideration is given to market competitiveness, support requirements and shareholder return and expense expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the applicable Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial, legal and regulatory risks it faces when offering the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or that the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group.

In addition, the Committee made the following observations:

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Floating Rate Strategies Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (93rd percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception period ended December 31, 2019. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

High Yield Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (60th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (87th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception and five-year periods ended December 31, 2019. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Limited Duration Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class ranks in the third quartile (73rd percentile) of its peer group. The Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (60th percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the since-inception and five-year periods ended December 31, 2019. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Macro Opportunities Fund: The contractual advisory fee, net effective management fee and total net expense ratio for the Fund’s Institutional Class shares each rank in the fourth quartile (87th, 80th and 87th percentiles, respectively) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities outside of fixed income, including equities, currencies, commodities and derivatives, and that peer funds have varying degrees of capability, flexibility and associated

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fees. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception period ended December 31, 2019. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

SMid Cap Value Fund: The Committee noted that, effective January 3, 2020, Guggenheim SMid Cap Value Institutional Fund (the “Predecessor Institutional Fund”) merged into the newly created Institutional Class of the SMid Cap Value Fund. The Committee noted that the Predecessor Institutional Fund’s fees and expenses were identical to those of the SMid Cap Value Fund’s Institutional Class shares and that the total net expense ratio of the SMid Cap Value Fund’s Institutional Class shares is expected to be lower than that of the Predecessor Institutional Fund.

The contractual advisory fee of the Predecessor Institutional Fund ranked in the first quartile (17th percentile) of its peer group. The net effective management fee of the Predecessor Institutional Fund ranked in the fourth quartile (83rd percentile) of its peer group. The Committee considered that the total net expense ratio of the Predecessor Institutional Fund ranked in the third quartile (58th percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the SMid Cap Value Fund’s currently effective expense limitation agreement with the Adviser.

Total Return Bond Fund: The contractual advisory fee, net effective management fee and total net expense ratio for the Fund’s Institutional Class shares each rank in the fourth quartile (80th, 87th and 80th percentiles, respectively) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the since-inception and five-year periods ended December 31, 2019. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Ultra Short Duration Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (33rd percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile) of its peer group. The Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the second quartile (40th percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

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OTHER INFORMATION (Unaudited)(continued)

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2019, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2018. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

The Committee also considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from certain economies of scale and synergies, such as enhanced visibility of the Advisers, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee noted the Adviser’s statements, including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in

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the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such breakpoints and expense waivers and limitations. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, among other things considered, the Committee determined that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for Municipal Income Fund—Security Investors and GPIM, respectively—are part of and do business as Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact

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OTHER INFORMATION (Unaudited)(concluded)

the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

The Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since July 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr.(1) (1946)	Trustee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley(1) (1946)	Trustee	Since 2005	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Roman Friedrich III(1) (1946)	Trustee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since July 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (9) (2018 - present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since July 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-September 2020).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.
(1)	Under the Trust’s Independent Trustees Retirement Policy, Messrs. Chubb, Farley and Friedrich are expected to retire in 2021.

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Guggenheim Funds Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) previously approved the designation of a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018, through March 31, 2020. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT

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9.30.2020

Guggenheim Funds Annual Report

Guggenheim Total Return Bond Fund

Beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	TRB-ANN-0920x0921

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
TOTAL RETURN BOND FUND	9
NOTES TO FINANCIAL STATEMENTS	87
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	114
OTHER INFORMATION	116
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	131
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	138
LIQUIDITY RISK MANAGEMENT PROGRAM	142

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2020

Dear Shareholder:

The fiscal year ended September 30, 2020, concluded on a cautious note. Even though markets performed well for most of the period, COVID-19 became the deadliest pandemic in a century, causing a steeper plunge in output and employment in two months than during the first two years of the Great Depression. The U.S. Federal Reserve acted quickly to restore market functioning and cushion the economy, cutting rates to zero, engaging in massive asset purchases, and launching an array of lending facilities. Congress also acted much faster than in previous downturns, with the budget deficit headed to the highest level since World War II.

The recovery since the spring has been faster than expected, with consumer confidence holding up due to the temporary nature of layoffs and positive personal income growth thanks to massive fiscal support. However, the outlook for the next several months is more challenging. Fiscal support is fading, so incomes will likely fall in the fourth quarter. Also, colder weather and the reopening of schools make the likelihood of another large COVID wave very high, risking renewed lockdowns and a setback in the recovery. We do not expect a full recovery will be possible until a vaccine has been developed, tested, approved, produced, and administered across the globe. This process will likely take until mid-2021, or possibly longer. As discussed in this shareholder report, these events have had an impact on performance.

Guggenheim Partners Investment Management, LLC (the “Investment Adviser”) is pleased to present the shareholder report for Guggenheim Total Return Bond Fund (the “Fund”) for the annual fiscal period ended September 30, 2020.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm. Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to the safety and prosperity of our clients, our employees, and our shareholders. Thank you for the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC

October 31, 2020

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2020

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Total Return Bond Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2020

While no one anticipated the emergence of a global pandemic a year ago, we anticipated that markets had become overvalued and were vulnerable to some kind of exogenous shock. That shock came in the form of COVID-19, the necessary precautions against which have placed additional burden on already struggling global economies. Faced with the prospect of an economic collapse, policymakers in the U.S. introduced fiscal and monetary policy initiatives that have for the most part shored up the U.S. economy, although more stimulus appears to be necessary. These policy initiatives, particularly on the monetary side, have increased market liquidity and lowered borrowing rates, challenging fixed-income investors with low yields. For the trailing 12-month period ended September 30, 2020, the yield on the two-year Treasury declined by 150 basis points to 0.13% from 1.63%, and the 10-year Treasury fell 99 basis points to 0.69% from 1.68%. The spread between the two-year U.S. Treasury and 10-year U.S. Treasury widened from 5 basis points to 56 basis points.

While the outlook on fiscal policy is contingent on the 2020 presidential election outcome, the monetary policy outlook is far less dependent on it. Our views hold that the U.S. Federal Reserve (the “Fed”) will remain accommodative over the next several years. This is in large part owing to recent revisions to the Fed’s policy framework that resulted in a dovish shift in the policy reaction function.

Fed policymakers revised their Statement on Longer-Run Goals and Monetary Policy Strategy in August 2020. Labor market goals now focus on correcting shortfalls in achieving maximum employment, rather than managing deviations from it, which previously included tightening policy when the Fed thought the labor market was too tight. Instead, the Fed will now tolerate the unemployment rate falling below a level they consider to be maximum employment as long as it does not produce unwanted inflation. On inflation policy, the Fed will aim for core inflation to average 2 percent over an unspecified time period. This allows for inflation readings that are moderately above 2 percent over shorter horizons to make up for periods when inflation falls below its target.

The practical effect of the revised strategy would likely have meant no rate hikes from 2015–2018, as inflation was never above 2 percent for a sustained period and a low unemployment rate is now an insufficient justification for raising rates. But the revised statement, and Fed Chair Jerome Powell’s speech at Jackson Hole, which coincided with the release of the new framework, gave no explanation of how the Fed would actually achieve higher inflation, something it could not attain previously with years of short-term rates at zero and trillions of dollars in quantitative easing. A lack of concrete guidance on the overshoot (with no numerical target and no specified time frame) further weakens the policy and the associated response in inflation expectations, which remain lower than the Fed would favor.

We expect the Fed will have a difficult time in reaching its inflation target in the coming years, let alone exceeding it, in part because core inflation lags real gross domestic product growth by about 18 months, meaning that inflation should trend downward over the next several quarters. In addition, elevated unemployment and a high debt burden will weigh on the speed of the recovery.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2020

As the last expansion demonstrated, even a strong economy with low unemployment does not necessarily produce inflation in excess of 2 percent, as many components of inflation are not responsive to interest rates or economic conditions.

Below-target inflation may anchor U.S. Treasury yields at low levels. In the near term, concerns over another COVID-19 wave complicated by the flu season, a slowing pace of improvement in the labor market, a lack of additional fiscal stimulus, and election uncertainty, all suggest low U.S. Treasury yields. In addition, comparatively higher yields in the U.S. should continue to attract capital from abroad, further supporting the market.

For the 12-month period ended September 30, 2020, the Standard & Poor’s 500® (“S&P 500”) Index* returned 15.15%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 0.49%. The return of the MSCI Emerging Markets Index* was 10.54%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 6.98% return for the 12-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 3.25%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.10% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2020 and ending September 30, 2020.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	0.80%	8.49%	$ 1,000.00	$ 1,084.90	$ 4.18
C-Class	1.55%	8.09%	1,000.00	1,080.90	8.09
P-Class	0.80%	8.49%	1,000.00	1,084.90	4.18
Institutional Class	0.51%	8.60%	1,000.00	1,086.00	2.67
R6-Class	0.51%	8.63%	1,000.00	1,086.30	2.67

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	0.80%	5.00%	$ 1,000.00	$ 1,021.06	$ 4.05
C-Class	1.55%	5.00%	1,000.00	1,017.30	7.84
P-Class	0.80%	5.00%	1,000.00	1,021.06	4.05
Institutional Class	0.51%	5.00%	1,000.00	1,022.51	2.59
R6-Class	0.51%	5.00%	1,000.00	1,022.51	2.59

[1]

Annualized and excludes expenses of the underlying funds in which the Fund invests, if any. This ratio represents net expenses, which may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratio for the Fund would be 0.78%, 1.53%, 0.78%, 0.49% and 0.49% for the A-Class, C-Class, P-Class, Institutional Class and R6-Class, respectively.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2020 to September 30, 2020.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2020

To Our Shareholders

Guggenheim Total Return Bond Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Chief Investment Officer, Fixed Income; Steven H. Brown, CFA, Senior Managing Director and Portfolio Manager; and Adam Bloch, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2020.

For the one year period ended September 30, 2020, Guggenheim Total Return Bond Fund returned 10.96%1, compared with the 6.98% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund seeks to provide total return, comprised of current income and capital appreciation. The Fund pursues its investment objective by investing primarily in high-quality, investment-grade fixed-income securities across multiple sectors. The Fund employs a relative-value sector allocation strategy, offering the opportunity to capitalize on total return potential created by changing market conditions.

The portfolio was defensively positioned coming into 2020 because we viewed the risk versus reward trade-off of owning corporate credit as unattractive, as economic momentum was stalling as we reached the later innings of the credit cycle. The Fund maintained a significant liquidity buffer and limited exposure to higher-risk asset classes. As spreads swung from cycle tights to near historically wide levels, the Fund profitably unwound credit protection credit default swap index hedges and took advantage of dislocations across corporate credit markets by adding both investment-grade and high-yield corporate exposure.

The resetting of valuations across most asset classes presented opportunities and prompted us to meaningfully increase the Fund’s credit beta. Beginning in mid-March, credit spreads reached levels that had rarely been wider, which completely changed the value proposition and upside/downside risk of investing in credit. The most attractive categories of focus have been new issue investment-grade corporates, select opportunities in the high-yield and loan sectors, and secondary market opportunities in structured credit. Even as credit spreads retraced from their mid-March wides, they still presented attractive long-term value.

Over the 12-month period, investment-grade corporate credit was the largest contributor to Fund performance. Scale, revenue diversity, and several liquidity levers at their disposal continue to help investment-grade-rated companies weather the pandemic, and makes the sector an attractive place to allocate capital. Investment-grade companies have bolstered their balance sheets by terming out debt maturities at historically low interest rates. After a robust nine months of record supply in 2020, totaling roughly $1.5 trillion, street estimates for the fourth quarter of 2020 predict a return to negative net issuance. The global search for yield remains strong and greater dollar

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)(continued)	September 30, 2020

liquidity has helped keep the cost of currency hedging for foreign investors low, so we continue to see robust overseas demand for U.S. credit. Headlines on election concerns, stimulus rhetoric, and increased COVID-19 cases all contributed to short term volatility. However, we believe the investment-grade corporate bond market will see buyers step in at wider levels and we anticipate spreads will trade relatively range bound into the end of the year.

Structured credit, which totaled a quarter of the Fund’s allocation at period end, added to performance. Improving sentiment toward broader market risk continued to flow into the structured credit markets. We continued to favor senior tranches, as subordinated positions may encounter further credit losses that are not yet priced in should the economic impact of COVID-19, coupled with a lack of a fiscal stimulus bill, persist. With that said, we see opportunities in whole-business asset-backed securities (“ABS”) financing for market-leading quick-service restaurant concepts, digital infrastructure securitizations, and select esoteric ABS that offer compelling yields with strong credit fundamentals.

Since the initial increase of borrowers in forbearance in April 2020, residential mortgage-backed securities’ credit performance stabilized, and spreads tightened. New-home starts accelerated past expectations during the third quarter of 2020, leading to more confidence within the sector. Mortgage credit performance will continue to be dependent on the broader economy, but most of the positions in the Fund are not reliant on a sustained recovery given that the exposure is significantly seasoned.

Since March 2020, the Fund added high-yield exposure in the higher quality portion of the market in particular, including in fallen angels. The Fed’s SMCCF program remained in place and continued to support the market mostly via the supportive sentiment it engenders as opposed to the total purchase volumes. The facility has not used the vast majority of its buying power and would likely step in if credit volatility resurfaces. While new-issue supply has set all-time highs through nine months of 2020, as nearly $350 billion has been issued in high yield, compared to $275 billion last year, investor demand has remained very strong. We opportunistically sourced high yield bonds for the portfolio, especially via the primary market, given the attractive relative yield pickup versus other sectors.

Overall duration ended the period at 7.3 years versus the benchmark’s duration of 6.1 years, and the positioning serves as a risk ballast to the strategy’s credit allocation. This is also consistent with our view that the Fed will be able to keep rates inside 10 years from rising substantially and the possibility of negative rates at some point. Past economic cycles, such as 2001 and 2009, have shown that it takes several years for Treasury yields to bottom.

The Fund used the following derivative types during the period: options, futures, swaps, and forward foreign currency exchange contracts. Put options were used for hedging purposes. Futures contracts were used to manage portfolio duration, for income, and for hedging purposes. Total return swaps were used for income. Interest rate swaps were used to manage portfolio duration and for hedging. Credit default swaps were used for hedging as well as to achieve index

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2020

exposure to the broader investment grade and high yield credit markets. Forward foreign currency exchange contracts were used for income and hedging purposes. Derivatives used for hedging performed as expected. The use of derivatives contributed to Fund performance.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one-year period ended September 30, 2020, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2020

TOTAL RETURN BOND FUND

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2020

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
P-Class	May 1, 2015
Institutional Class	November 30, 2011
R6-Class	October 19, 2016

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	29.3%
AA	6.9%
A	15.2%
BBB	28.0%
BB	5.7%
B	3.1%
CCC	0.6%
CC	0.7%
C	0.1%
NR2	2.5%
Other Instruments	7.9%
Total Investments	100.0%

Ten Largest Holdings (% of Total Net Assets)
Uniform MBS 30 Year, 2.00%	5.1%
iShares iBoxx $ Investment Grade Corporate Bond ETF	4.1%
U.S. Treasury Strips, due 02/15/50	2.2%
U.S. Treasury Notes, 0.25%	1.9%
Pershing Square Tontine Holdings Ltd. — Class A	1.0%
iShares iBoxx High Yield Corporate Bond ETF	0.9%
Uniform MBS 15 Year, 1.50%	0.8%
FKRT, 5.47%	0.8%
Station Place Securitization Trust, 1.65% due 12/24/20	0.7%
Exxon Mobil Corp., 2.61%	0.7%
Top Ten Total	18.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2020

Cumulative Fund Performance*

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2020

Average Annual Returns*

Periods Ended September 30, 2020

	1 Year	5 Year	Since Inception (11/30/11)
A-Class Shares	10.96%	5.58%	5.88%
A-Class Shares with sales charge‡	6.53%	4.56%	5.30%
C-Class Shares	10.10%	4.80%	5.10%
C-Class Shares with CDSC§	9.10%	4.80%	5.10%
Institutional Class Shares	11.23%	5.91%	6.23%
Bloomberg Barclays U.S. Aggregate Bond Index	6.98%	4.18%	3.52%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	10.92%	5.60%	5.12%
Bloomberg Barclays U.S. Aggregate Bond Index	6.98%	4.18%	3.89%

	1 Year	Since Inception (10/19/16)
R6-Class Shares	11.26%	5.72%
Bloomberg Barclays U.S. Aggregate Bond Index	6.98%	4.08%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares will vary due to differences in fee structures.

‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS	September 30, 2020
TOTAL RETURN BOND FUND

	Shares	Value
COMMON STOCKS† - 1.0%

Financial - 1.0%
Pershing Square Tontine Holdings Ltd. — Class A*	9,249,470	$209,870,474

Industrial - 0.0%
API Heat Transfer Parent LLC*,†††	42,528	3,634
BP Holdco LLC*,†††,1	532	188
Vector Phoenix Holdings, LP*,†††	532	48
Total Industrial		3,870

Total Common Stocks
(Cost $179,174,056)		209,874,344

PREFERRED STOCKS†† - 0.6%
Financial - 0.6%
Public Storage,
4.63%	1,842,400	49,597,408
4.13%*	426,000	11,046,180
American Financial Group, Inc., 4.50% due 09/15/60	1,292,800	35,202,944
First Republic Bank, 4.13%*	798,800	20,289,520
W R Berkley Corp., 4.25% due 09/30/60	376,400	9,805,220
Total Financial		125,941,272

Industrial - 0.0%
API Heat Transfer Intermediate*,†††	9	4,598
Total Preferred Stocks
(Cost $118,417,237)		125,945,870

WARRANTS† - 0.0%
Pershing Square Tontine Holdings, Ltd.
$23.00, 07/24/21	1,027,719	7,368,744
Total Warrants
(Cost $5,836,416)		7,368,744

EXCHANGE-TRADED FUNDS† - 5.0%
iShares iBoxx $ Investment Grade Corporate Bond ETF	6,457,225	869,852,780
iShares iBoxx High Yield Corporate Bond ETF	2,322,190	194,831,741
Total Exchange-Traded Funds
(Cost $982,921,707)		1,064,684,521

MUTUAL FUNDS† - 0.3%
Guggenheim Strategy Fund II1	1,071,796	26,762,744
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	2,660,498	26,551,766
Guggenheim Strategy Fund III[1]	576,726	14,458,530
Total Mutual Funds
(Cost $67,617,582)		67,773,040

CLOSED-END FUNDS† - 0.1%
BlackRock MuniHoldings California Quality Fund, Inc.	610,403	8,533,434
BlackRock MuniYield California Quality Fund, Inc.	432,698	6,213,543
Total Closed-End Funds
(Cost $15,415,287)		14,746,977

MONEY MARKET FUND† - 1.1%
Federated Hermes U.S. Treasury Cash Reserves Fund — Institutional Shares, 0.01%[2]	232,340,245	232,340,245
Total Money Market Fund
(Cost $232,340,245)		232,340,245

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
CORPORATE BONDS†† - 48.0%
Financial - 17.7%
American International Group, Inc.
3.40% due 06/30/30	78,220,000	$86,617,996
4.38% due 06/30/50	65,480,000	76,601,569
2.50% due 06/30/25	2,370,000	2,530,970
Wells Fargo & Co.
3.07% due 04/30/41[3]	126,490,000	132,321,266
2.57% due 02/11/31[3]	18,410,000	19,327,032
Bank of America Corp.
2.59% due 04/29/31[3]	100,240,000	106,647,438
2.68% due 06/19/41[3]	43,300,000	44,212,822
JPMorgan Chase & Co.
3.11% due 04/22/41[3]	55,390,000	60,083,702
2.96% due 05/13/31[3]	29,530,000	31,682,864
4.49% due 03/24/31[3]	25,750,000	31,423,818
2.52% due 04/22/31[3]	24,520,000	26,091,076
Citizens Financial Group, Inc.
3.25% due 04/30/30	124,980,000	137,958,849
2.50% due 02/06/30	9,567,000	10,143,562
Nationwide Mutual Insurance Co.
4.35% due 04/30/50[4]	116,750,000	125,073,214
Five Corners Funding Trust II
2.85% due 05/15/30[4]	100,083,000	107,515,415
Reliance Standard Life Global Funding II
2.75% due 05/07/25[4]	96,010,000	101,364,779
Macquarie Bank Ltd.
3.62% due 06/03/30[4]	93,035,000	98,909,788
Reinsurance Group of America, Inc.
3.15% due 06/15/30	84,319,000	91,801,244
Markel Corp.
6.00%[3,5]	82,170,000	86,894,775
GLP Capital Limited Partnership / GLP Financing II, Inc.
4.00% due 01/15/31	53,054,000	55,230,806
5.30% due 01/15/29	28,165,000	31,366,516
Lincoln National Corp.
3.40% due 01/15/31	49,200,000	54,561,656
4.38% due 06/15/50	18,680,000	21,715,924
Citigroup, Inc.
2.57% due 06/03/31[3]	72,390,000	75,869,787
Prudential plc
3.13% due 04/14/30	68,002,000	75,516,869
Fidelity National Financial, Inc.
3.40% due 06/15/30	51,930,000	56,166,364
2.45% due 03/15/31	17,490,000	17,347,528
Intercontinental Exchange, Inc.
3.00% due 06/15/50	37,190,000	38,774,257
2.65% due 09/15/40	34,550,000	34,703,609
BlackRock, Inc.
1.90% due 01/28/31	68,550,000	71,020,382
Equitable Holdings, Inc.
4.95% [3,5]	68,250,000	69,615,000
Iron Mountain, Inc.
5.25% due 07/15/30[4]	30,050,000	31,327,125
5.63% due 07/15/32[4]	13,350,000	14,097,600
4.50% due 02/15/31[4]	12,000,000	12,112,800
5.00% due 07/15/28[4]	5,275,000	5,406,769
Aflac, Inc.
3.60% due 04/01/30	52,300,000	61,375,856
KKR Group Finance Company VI LLC
3.75% due 07/01/29[4]	51,980,000	59,800,249
Standard Chartered plc
4.64% due 04/01/31[3,4]	50,825,000	58,503,731
Ares Finance Company II LLC
3.25% due 06/15/30[4]	54,415,000	56,734,551
OneAmerica Financial Partners, Inc.
4.25% due 10/15/50[4]	54,430,000	54,754,062
MetLife, Inc.
3.85%[3,5]	53,040,000	52,920,660
Host Hotels & Resorts, LP
3.50% due 09/15/30	54,518,000	52,185,192
Charles Schwab Corp.
5.38%[3,5]	47,950,000	51,956,223

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
First American Financial Corp.
4.00% due 05/15/30	46,550,000	$51,297,394
Loews Corp.
3.20% due 05/15/30	44,720,000	49,989,231
Alleghany Corp.
3.63% due 05/15/30	43,920,000	49,369,759
Deloitte LLP
3.56% due 05/07/30†††	27,300,000	28,445,752
3.76% due 05/07/35†††	10,200,000	10,586,068
3.66% due 05/07/32†††	9,450,000	9,940,603
Arch Capital Group Ltd.
3.64% due 06/30/50	44,100,000	47,411,595
NFP Corp.
7.00% due 05/15/25[4]	23,600,000	25,016,000
6.88% due 08/15/28[4]	20,975,000	21,234,566
Quicken Loans LLC / Quicken Loans Company-Issuer, Inc.
3.88% due 03/01/31[4]	46,650,000	46,066,875
Visa, Inc.
2.00% due 08/15/50	46,000,000	42,219,145
Belrose Funding Trust
2.33% due 08/15/30[4]	41,850,000	41,358,618
Jefferies Group LLC 2.75% due 10/15/32	40,440,000	40,022,659
Teachers Insurance & Annuity Association of America
3.30% due 05/15/50[4]	38,500,000	39,342,293
Massachusetts Mutual Life Insurance Co.
3.38% due 04/15/50[4]	37,950,000	38,742,832
Liberty Mutual Group, Inc.
3.95% due 05/15/60[4]	33,870,000	37,193,950
KKR Group Finance Company VIII LLC
3.50% due 08/25/50[4]	35,480,000	36,155,428
Brookfield Finance, Inc.
3.50% due 03/30/51	32,490,000	32,102,629
4.85% due 03/29/29	1,410,000	1,682,304
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[4]	31,750,000	32,961,262
PricewaterhouseCoopers LLP
3.43% due 09/13/30†††	30,000,000	31,163,434
Aon Corp.
2.80% due 05/15/30	28,740,000	31,138,630
Manulife Financial Corp.
2.48% due 05/19/27	27,800,000	29,750,886
Fifth Third Bancorp
2.55% due 05/05/27	27,190,000	29,278,136
Dyal Capital Partners III
4.40% due 06/15/40†††	26,750,000	27,275,969
Credit Suisse Group AG
4.19% due 04/01/31[3,4]	23,500,000	27,130,515
Goldman Sachs Group, Inc.
3.50% due 04/01/25	22,500,000	24,832,572
Central Storage Safety Project Trust
4.82% due 02/01/38[6]	20,500,000	23,126,219
National Australia Bank Ltd.
2.33% due 08/21/30[4]	22,400,000	22,157,748
Kemper Corp.
2.40% due 09/30/30	22,380,000	22,144,893
Alexandria Real Estate Equities, Inc.
4.90% due 12/15/30	17,450,000	21,965,533
Crown Castle International Corp.
3.30% due 07/01/30	17,657,000	19,309,211
Camden Property Trust
2.80% due 05/15/30	17,000,000	18,522,887
CNA Financial Corp.
2.05% due 08/15/30	18,150,000	18,117,751

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
Bank of New York Mellon Corp.
4.70%[3,5]	16,500,000	$17,506,500
Prudential Financial, Inc.
3.70% due 10/01/50[3]	17,050,000	17,396,115
Weyerhaeuser Co.
4.00% due 04/15/30	14,424,000	17,054,414
QBE Insurance Group Ltd.
5.88%[3,4,5]	15,600,000	16,555,500
W R Berkley Corp.
4.00% due 05/12/50	13,255,000	15,678,640
HSBC Holdings plc
4.95% due 03/31/30	11,750,000	14,144,692
CIT Group, Inc.
3.93% due 06/19/24[3]	13,925,000	14,033,615
PartnerRe Finance B LLC
4.50% due 10/01/50[3]	13,970,000	14,026,544
Nasdaq, Inc.
3.25% due 04/28/50	13,150,000	13,733,830
Protective Life Corp.
3.40% due 01/15/30[4]	11,440,000	12,267,488
Brown & Brown, Inc.
2.38% due 03/15/31	11,960,000	12,033,551
Ameriprise Financial, Inc.
3.00% due 04/02/25	10,740,000	11,747,607
New York Life Insurance Co.
3.75% due 05/15/50[4]	9,300,000	10,485,023
Fidelity & Guaranty Life Holdings, Inc.
5.50% due 05/01/25[4]	8,050,000	9,026,063
American Equity Investment Life Holding Co.
5.00% due 06/15/27	7,964,000	8,641,862
Hanover Insurance Group, Inc.
2.50% due 09/01/30	7,070,000	7,259,720
NFL Trust XI SPV 3.53% due 10/05/35†††	7,000,000	6,874,398
Pershing Square Holdings Ltd.
5.50% due 07/15/22[4]	6,500,000	6,863,415
Assurant, Inc.
1.48% (3 Month USD LIBOR + 1.25%) due 03/26/21[7]	4,691,000	4,689,344
6.75% due 02/15/34	1,450,000	1,773,773
SBA Communications Corp.
3.88% due 02/15/27[4]	5,425,000	5,506,375
Atlas Mara Ltd.
8.00% due 12/31/20[6]	6,600,000	5,214,000
Fort Knox Military Housing Privatization Project
5.82% due 02/15/52[4]	1,901,539	2,133,466
0.49% (1 Month USD LIBOR + 0.34%) due 02/15/52[4,7]	1,705,842	978,353
Deloitte & Touche LLP
7.33% due 11/20/26†††	2,200,000	2,739,188
Western Group Housing, LP
6.75% due 03/15/57[4]	1,489,854	2,088,309
Transatlantic Holdings, Inc.
8.00% due 11/30/39	1,135,000	1,778,349
KKR Group Finance Company III LLC
5.13% due 06/01/44	1,310,000	1,635,908
Equitable Financial Life Global Funding
1.40% due 07/07/25[4]	1,580,000	1,613,015
Univest Financial Corp.
3.76% (3 Month USD LIBOR + 3.54%) due 03/30/25[7]	1,000,000	995,644
Macquarie Group Ltd.
5.03% due 01/15/30[3,4]	800,000	954,077

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
Atlantic Marine Corporations Communities LLC
5.37% due 12/01/50[4]	775,989	$903,360
Janus Capital Group, Inc.
4.88% due 08/01/25	780,000	892,814
Pacific Beacon LLC
5.51% due 07/15/36[4]	500,000	608,751
Total Financial		3,777,152,745

Consumer, Non-cyclical - 8.6%
Sysco Corp.
5.95% due 04/01/30	109,590,000	138,897,527
6.60% due 04/01/40	1,440,000	1,947,643
CoStar Group, Inc.
2.80% due 07/15/30[4]	90,690,000	93,971,327
DaVita, Inc.
4.63% due 06/01/30[4]	47,570,000	48,725,951
3.75% due 02/15/31[4]	37,675,000	36,301,746
Constellation Brands, Inc.
2.88% due 05/01/30	59,320,000	64,049,625
3.75% due 05/01/50	14,760,000	16,480,691
Quanta Services, Inc.
2.90% due 10/01/30	71,770,000	73,249,171
Altria Group, Inc.
3.40% due 05/06/30	42,120,000	45,966,597
2.35% due 05/06/25	18,290,000	19,325,423
4.45% due 05/06/50	6,120,000	6,810,246
BAT Capital Corp.
3.98% due 09/25/50	41,450,000	40,870,755
4.70% due 04/02/27	22,390,000	25,686,482
3.22% due 09/06/26	1,800,000	1,935,180
Zimmer Biomet Holdings, Inc.
3.55% due 03/20/30	60,550,000	67,798,383
Royalty Pharma plc
3.55% due 09/02/50[4]	39,710,000	38,509,216
2.20% due 09/02/30[4]	20,800,000	20,762,533
Biogen, Inc.
2.25% due 05/01/30	56,204,000	57,557,280
Alcon Finance Corp.
2.60% due 05/27/30[4]	50,650,000	53,616,992
Moody’s Corp.
2.55% due 08/18/60	44,114,000	40,797,130
3.25% due 05/20/50	11,180,000	11,969,504
Kraft Heinz Foods Co.
4.38% due 06/01/46	13,090,000	13,449,032
4.25% due 03/01/31[4]	10,850,000	11,904,087
5.50% due 06/01/50[4]	8,800,000	10,085,289
4.88% due 10/01/49[4]	7,650,000	8,073,178
5.00% due 06/04/42	6,450,000	7,063,542
5.20% due 07/15/45	1,630,000	1,781,969
RELX Capital, Inc.
3.00% due 05/22/30	47,873,000	52,345,943
Keurig Dr Pepper, Inc.
3.20% due 05/01/30	36,818,000	41,307,613
Anheuser-Busch InBev Worldwide, Inc.
3.50% due 06/01/30	35,920,000	40,867,305
Nielsen Finance LLC / Nielsen Finance Co.
5.63% due 10/01/28[4]	38,800,000	40,130,840
McCormick & Company, Inc.
2.50% due 04/15/30	37,350,000	39,948,480
Centene Corp.
3.00% due 10/15/30	37,200,000	37,951,440
Boston Scientific Corp.
2.65% due 06/01/30	32,010,000	33,970,901
Emory University
2.97% due 09/01/50	30,000,000	32,869,013
Becton Dickinson and Co.
2.82% due 05/20/30	29,400,000	31,705,281
Yale-New Haven Health Services Corp.
2.50% due 07/01/50	32,350,000	31,618,397
California Institute of Technology
3.65% due 09/01/19	25,760,000	28,162,937
Quest Diagnostics, Inc.
2.80% due 06/30/31	24,970,000	26,894,609
Global Payments, Inc.
2.90% due 05/15/30	24,810,000	26,546,948
US Foods, Inc.
6.25% due 04/15/25[4]	24,050,000	25,462,937

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
Duke University
2.83% due 10/01/55	23,400,000	$24,776,090
Health Care Service Corporation A Mutual Legal Reserve Co.
3.20% due 06/01/50[4]	23,030,000	23,894,119
Ascension Health
2.53% due 11/15/29	21,405,000	23,210,422
Kimberly-Clark de Mexico SAB de CV
2.43% due 07/01/31[4]	22,650,000	23,052,490
Johnson & Johnson
2.45% due 09/01/60	22,250,000	22,520,791
Coca-Cola Co.
2.75% due 06/01/60	20,680,000	21,003,080
Thermo Fisher Scientific, Inc.
4.50% due 03/25/30	16,100,000	19,917,609
Transurban Finance Company Pty Ltd.
2.45% due 03/16/31[4]	19,400,000	19,762,363
Universal Health Services, Inc.
2.65% due 10/15/30[4]	19,660,000	19,566,812
Hologic, Inc.
3.25% due 02/15/29[4]	18,850,000	18,967,813
Avantor Funding, Inc.
4.63% due 07/15/28[4]	15,900,000	16,496,250
Smithfield Foods, Inc.
3.00% due 10/15/30[4]	14,820,000	14,852,011
Prime Security Services Borrower LLC / Prime Finance, Inc.
3.38% due 08/31/27[4]	13,450,000	12,901,845
Sabre GLBL, Inc.
7.38% due 09/01/25[4]	12,750,000	12,877,500
Gartner, Inc.
3.75% due 10/01/30[4]	9,830,000	9,943,537
4.50% due 07/01/28[4]	2,375,000	2,496,719
Service Corporation International
3.38% due 08/15/30	11,225,000	11,239,031
OhioHealth Corp.
3.04% due 11/15/50	9,100,000	9,895,306
Post Holdings, Inc.
4.63% due 04/15/30[4]	9,025,000	9,284,469
Johns Hopkins University
2.81% due 01/01/60	8,750,000	9,274,372
University of Chicago
2.76% due 04/01/45	8,000,000	8,176,115
Tenet Healthcare Corp.
4.63% due 06/15/28[4]	7,106,000	7,208,327
Children’s Hospital Corp.
2.59% due 02/01/50	7,100,000	6,983,564
Children’s Health System of Texas
2.51% due 08/15/50	6,500,000	6,174,808
Jaguar Holding Company II / PPD Development, LP
4.63% due 06/15/25[4]	5,896,000	6,072,880
ERAC USA Finance LLC
5.25% due 10/01/20[4]	4,260,000	4,260,000
Wisconsin Alumni Research Foundation
3.56% due 10/01/49	3,775,000	4,135,540
Avantor, Inc.
6.00% due 10/01/24[4]	3,651,000	3,815,295
Memorial Sloan-Kettering Cancer Center
2.96% due 01/01/50	3,500,000	3,709,520
McKesson Corp.
4.88% due 03/15/44	1,650,000	2,021,037
Acadia Healthcare Company, Inc.
5.00% due 04/15/29[4]	1,800,000	1,824,750
HCA, Inc.
3.50% due 09/01/30	1,600,000	1,630,208
Cardinal Health, Inc.
4.50% due 11/15/44	1,450,000	1,572,025
Trustees of the University of Pennsylvania
4.01% due 08/15/47	1,250,000	1,370,619
Avanos Medical, Inc.
6.25% due 10/15/22	500,000	500,200

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
Molina Healthcare, Inc.
4.88% due 06/15/25[4]	300,000	$306,000
Total Consumer, Non-cyclical		1,833,062,660

Industrial - 6.2%
Boeing Co.
5.15% due 05/01/30	124,700,000	140,163,889
5.71% due 05/01/40	68,110,000	80,296,398
5.81% due 05/01/50	53,550,000	64,783,725
5.04% due 05/01/27	33,850,000	37,265,816
FedEx Corp.
4.25% due 05/15/30	74,049,000	89,012,076
3.80% due 05/15/25	11,750,000	13,292,091
WRKCo, Inc.
3.00% due 06/15/33	82,155,000	89,367,722
Sonoco Products Co.
3.13% due 05/01/30	73,763,000	79,954,919
Textron, Inc.
2.45% due 03/15/31	52,250,000	51,919,991
3.00% due 06/01/30	23,395,000	24,640,898
Snap-on, Inc.
3.10% due 05/01/50	59,779,000	62,528,065
BAE Systems plc
3.40% due 04/15/30[4]	42,797,000	47,830,421
Ball Corp.
2.88% due 08/15/30	42,950,000	42,466,813
Owens Corning
3.88% due 06/01/30	32,310,000	36,573,354
Standard Industries, Inc.
3.38% due 01/15/31[4]	14,475,000	14,286,753
4.38% due 07/15/30[4]	13,600,000	13,943,604
5.00% due 02/15/27[4]	7,300,000	7,592,000
Carrier Global Corp.
2.70% due 02/15/31[4]	33,600,000	35,005,483
GATX Corp.
4.00% due 06/30/30	28,835,000	33,216,020
4.70% due 04/01/29	400,000	478,077
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
4.13% due 08/15/26[4]	31,850,000	32,287,937
Xylem, Inc.
2.25% due 01/30/31	16,950,000	17,971,318
1.95% due 01/30/28	11,850,000	12,347,182
CNH Industrial Capital LLC
1.88% due 01/15/26	27,960,000	27,921,937
Vulcan Materials Co.
3.50% due 06/01/30	23,400,000	26,206,159
Ryder System, Inc.
3.35% due 09/01/25	22,380,000	24,546,577
IDEX Corp.
3.00% due 05/01/30	22,300,000	24,529,594
Rolls-Royce plc
2.38% due 10/14/20[4]	21,730,000	21,675,675
FLIR Systems, Inc.
2.50% due 08/01/30	19,920,000	20,384,486
Bemis Company, Inc.
2.63% due 06/19/30	18,940,000	20,189,444
NFL Ventures, LP
3.02% due 04/15/35†††	20,000,000	19,772,466
Flowserve Corp.
3.50% due 10/01/30	18,900,000	18,714,937
Graphic Packaging International LLC
3.50% due 03/01/29[4]	16,750,000	16,854,688
Boxer Parent Co., Inc.
6.50% due 10/02/25	EUR 13,500,000	16,326,671
Howmet Aerospace, Inc.
6.88% due 05/01/25	9,421,000	10,410,205
5.90% due 02/01/27	3,950,000	4,255,295
Vertical US Newco, Inc.
5.25% due 07/15/27[4]	13,150,000	13,666,335
Aviation Capital Group LLC
2.88% due 01/20/22[4]	10,691,000	10,610,011
Hardwood Funding LLC
3.19% due 06/07/30†††	8,000,000	8,085,022
Virgin Media
4.88% due 07/15/28	GBP 5,000,000	6,497,265
Oshkosh Corp.
3.10% due 03/01/30	3,880,000	4,109,437
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22	3,300,000	3,384,051

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
PerkinElmer, Inc.
3.30% due 09/15/29	1,560,000	$1,732,332
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27†††,6	1,900,252	1,715,415
TransDigm, Inc.
6.25% due 03/15/26[4]	1,075,000	1,122,617
Tennant Co.
5.63% due 05/01/25	900,000	934,020
JELD-WEN, Inc.
6.25% due 05/15/25[4]	300,000	319,500
Hillman Group, Inc.
6.38% due 07/15/22[4]	40,000	38,900
Total Industrial		1,331,227,591

Consumer, Cyclical - 4.9%
Marriott International, Inc.
4.63% due 06/15/30	43,685,000	46,784,332
3.50% due 10/15/32	45,690,000	45,341,214
5.75% due 05/01/25	29,691,000	33,135,759
0.85% (3 Month USD LIBOR + 0.60%) due 12/01/20[7]	30,440,000	30,385,810
Delta Air Lines, Inc.
7.00% due 05/01/25[4]	136,400,000	149,770,542
Walgreens Boots Alliance, Inc.
4.10% due 04/15/50	72,535,000	72,477,529
3.20% due 04/15/30	33,931,000	35,563,117
Starbucks Corp.
2.55% due 11/15/30	73,030,000	77,539,918
VF Corp.
2.95% due 04/23/30	52,243,000	56,878,050
Hyatt Hotels Corp.
5.38% due 04/23/25	26,900,000	28,959,305
5.75% due 04/23/30	23,885,000	27,426,251
Delta Air Lines Inc. / SkyMiles IP Ltd.
4.50% due 10/20/25[4]	45,200,000	46,413,728
4.75% due 10/20/28[4]	3,800,000	3,945,461
Ferguson Finance plc
3.25% due 06/02/30[4]	42,620,000	46,323,865
Choice Hotels International, Inc.
3.70% due 01/15/31	43,850,000	46,145,547
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[4]	38,950,000	40,556,687
BorgWarner, Inc.
2.65% due 07/01/27	36,010,000	38,002,003
1011778 BC ULC / New Red Finance, Inc.
4.00% due 10/15/30[4]	28,050,000	28,266,265
3.88% due 01/15/28[4]	9,200,000	9,372,960
Lowe’s Companies, Inc.
4.50% due 04/15/30	29,315,000	36,366,945
Whirlpool Corp.
4.60% due 05/15/50	23,350,000	28,919,494
Aramark Services, Inc.
6.38% due 05/01/25[4]	22,050,000	22,968,934
5.00% due 02/01/28[4]	1,325,000	1,334,937
WMG Acquisition Corp.
3.00% due 02/15/31[4]	10,100,000	9,819,725
3.88% due 07/15/30[4]	7,560,000	7,795,834
Dollar General Corp.
3.50% due 04/03/30	10,650,000	12,121,398
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Operations LLC
5.50% due 05/01/25[4]	9,900,000	10,197,000
Williams Scotsman International, Inc.
4.63% due 08/15/28[4]	6,775,000	6,802,371
Hanesbrands, Inc.
5.38% due 05/15/25[4]	6,095,000	6,430,225
Six Flags Theme Parks, Inc.
7.00% due 07/01/25[4]	5,990,000	6,371,863

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
American Airlines Class AA Pass Through Trust
3.20% due 06/15/28	5,657,600	$5,317,709
Smithsonian Institution
2.65% due 09/01/39	5,000,000	5,167,147
Performance Food Group, Inc.
6.88% due 05/01/25[4]	4,074,000	4,338,810
Tempur Sealy International, Inc.
5.50% due 06/15/26	3,600,000	3,736,620
HP Communities LLC
5.86% due 09/15/53†††,4	1,420,000	1,964,601
Hilton Domestic Operating Company, Inc.
5.38% due 05/01/25[4]	1,744,000	1,821,259
HD Supply, Inc.
5.38% due 10/15/26[4]	300,000	313,812
Total Consumer, Cyclical		1,035,077,027

Communications - 4.3%
ViacomCBS, Inc.
4.95% due 01/15/31	69,401,000	83,451,805
4.95% due 05/19/50	39,600,000	46,464,942
4.75% due 05/15/25	36,350,000	41,762,256
2.90% due 01/15/27	6,570,000	7,085,208
Level 3 Financing, Inc.
4.25% due 07/01/28[4]	41,950,000	42,592,674
3.63% due 01/15/29[4]	36,820,000	36,359,750
3.88% due 11/15/29[4]	20,300,000	21,972,529
T-Mobile USA, Inc.
3.88% due 04/15/30[4]	74,705,000	84,761,787
Walt Disney Co.
2.65% due 01/13/31	39,920,000	43,100,444
3.80% due 05/13/60	31,990,000	36,954,229
Charter Communications Operating LLC / Charter Communications Operating Capital
2.80% due 04/01/31	71,850,000	74,725,073
AT&T, Inc.
2.75% due 06/01/31	48,660,000	51,339,121
2.30% due 06/01/27	6,000,000	6,283,755
Booking Holdings, Inc.
4.63% due 04/13/30	30,557,000	36,710,977
4.50% due 04/13/27	11,700,000	13,737,478
Virgin Media Secured Finance plc
4.50% due 08/15/30[4]	35,400,000	36,371,376
5.50% due 08/15/26[4]	1,200,000	1,251,000
CSC Holdings LLC
3.38% due 02/15/31[4]	14,175,000	13,724,944
5.50% due 05/15/26[4]	6,861,000	7,135,440
4.13% due 12/01/30[4]	5,741,000	5,851,514
6.75% due 11/15/21	1,800,000	1,887,750
Amazon.com, Inc.
2.70% due 06/03/60	25,180,000	26,101,010
Fox Corp.
3.50% due 04/08/30	14,521,000	16,410,611
3.05% due 04/07/25	7,100,000	7,774,657
Sirius XM Radio, Inc.
4.13% due 07/01/30[4]	21,910,000	22,320,813
Altice France S.A.
7.38% due 05/01/26[4]	14,800,000	15,508,920
5.13% due 01/15/29[4]	6,250,000	6,226,563
eBay, Inc.
2.70% due 03/11/30	19,766,000	20,963,128
Radiate Holdco LLC / Radiate Finance, Inc.
4.50% due 09/15/26[4]	19,750,000	19,745,853
Verizon Communications, Inc.
3.15% due 03/22/30	16,590,000	18,747,194
QualityTech Limited Partnership / QTS Finance Corp.
3.88% due 10/01/28[4]	16,950,000	17,061,870
Virgin Media Vendor Financing Notes IV DAC
5.00% due 07/15/28[4]	15,600,000	15,561,000

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
CCO Holdings LLC / CCO Holdings Capital Corp.
4.25% due 02/01/31[4]	9,025,000	$9,354,071
LCPR Senior Secured Financing DAC
6.75% due 10/15/27[4]	5,633,000	5,886,485
Lamar Media Corp.
4.00% due 02/15/30[4]	5,375,000	5,375,000
Switch Ltd.
3.75% due 09/15/28[4]	4,200,000	4,242,000
Telenet Finance Luxembourg Notes SARL
5.50% due 03/01/28	2,800,000	2,940,000
Thomson Reuters Corp.
5.65% due 11/23/43	1,290,000	1,682,618
Alibaba Group Holding Ltd.
4.50% due 11/28/34	1,330,000	1,668,984
Match Group Holdings II LLC
4.13% due 08/01/30[4]	1,250,000	1,264,450
Virgin Media Finance plc
5.00% due 07/15/30[4]	850,000	845,750
Motorola Solutions, Inc.
5.50% due 09/01/44	360,000	418,429
Total Communications		913,623,458

Energy - 2.3%
Exxon Mobil Corp.
2.61% due 10/15/30	143,370,000	154,969,810
BP Capital Markets plc
4.88%[3,5]	114,600,000	122,622,000
Sabine Pass Liquefaction LLC
4.50% due 05/15/30[4]	63,355,000	71,366,339
Equinor ASA
2.38% due 05/22/30	18,770,000	19,849,716
1.75% due 01/22/26	6,500,000	6,743,184
Valero Energy Corp.
2.15% due 09/15/27	13,920,000	13,863,810
2.85% due 04/15/25	12,000,000	12,593,012
Chevron USA, Inc.
2.34% due 08/12/50	27,250,000	25,806,688
Magellan Midstream Partners, LP
3.25% due 06/01/30	23,260,000	24,962,751
Florida Gas Transmission Company LLC
2.55% due 07/01/30[4]	15,100,000	15,826,801
NuStar Logistics, LP
6.38% due 10/01/30	10,000,000	10,375,000
Baker Hughes a GE Company LLC / Baker Hughes Co-Obligor, Inc.
4.49% due 05/01/30	6,300,000	7,158,621
Midwest Connector Capital Company LLC
4.63% due 04/01/29[4]	6,780,000	6,852,398
Phillips 66
3.70% due 04/06/23	2,250,000	2,408,538
TransCanada PipeLines Ltd.
6.10% due 06/01/40	1,200,000	1,587,792
Apache Corp.
5.10% due 09/01/40	1,450,000	1,298,656
Parkland Corp.
6.00% due 04/01/26[4]	800,000	838,000
Total Energy		499,123,116

Technology - 1.6%
NetApp, Inc.
2.70% due 06/22/30	123,550,000	128,406,166
Broadcom, Inc.
4.15% due 11/15/30	60,860,000	68,366,703
5.00% due 04/15/30	1,440,000	1,698,620
Qorvo, Inc.
4.38% due 10/15/29	21,000,000	22,312,500
3.38% due 04/01/31[4]	8,675,000	8,815,969
5.50% due 07/15/26	1,500,000	1,590,840
MSCI, Inc.
3.88% due 02/15/31[4]	31,175,000	32,490,585
NCR Corp.
5.00% due 10/01/28[4]	30,050,000	30,074,040

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
8.13% due 04/15/25[4]	600,000	$663,150
Apple, Inc.
2.55% due 08/20/60	22,850,000	22,699,256
Leidos, Inc.
3.63% due 05/15/25[4]	9,200,000	10,204,180
Analog Devices, Inc.
2.95% due 04/01/25	6,100,000	6,634,467
Black Knight InfoServ LLC
3.63% due 09/01/28[4]	5,600,000	5,659,500
Booz Allen Hamilton, Inc.
3.88% due 09/01/28[4]	4,550,000	4,670,802
Microchip Technology, Inc.
2.67% due 09/01/23[4]	1,580,000	1,635,352
Citrix Systems, Inc.
3.30% due 03/01/30	1,500,000	1,601,962
Entegris, Inc.
4.38% due 04/15/28[4]	900,000	924,750
Open Text Holdings, Inc.
4.13% due 02/15/30[4]	210,000	215,972
Total Technology		348,664,814

Basic Materials - 1.6%
Newcrest Finance Pty Ltd.
3.25% due 05/13/30[4]	55,600,000	60,648,327
4.20% due 05/13/50[4]	26,390,000	30,845,027
Anglo American Capital plc
5.63% due 04/01/30[4]	35,455,000	43,518,176
2.63% due 09/10/30[4]	18,000,000	17,951,042
3.95% due 09/10/50[4]	14,140,000	14,450,052
5.38% due 04/01/25[4]	1,420,000	1,632,298
Nucor Corp.
2.70% due 06/01/30	45,300,000	48,638,886
2.00% due 06/01/25	5,000,000	5,218,790
United States Steel Corp.
12.00% due 06/01/25[4]	42,000,000	44,708,580
Minerals Technologies, Inc.
5.00% due 07/01/28[4]	16,900,000	17,487,951
Steel Dynamics, Inc.
3.25% due 01/15/31	9,200,000	9,844,126
2.40% due 06/15/25	5,950,000	6,208,066
Reliance Steel & Aluminum Co.
2.15% due 08/15/30	12,040,000	11,780,519
Corporation Nacional del Cobre de Chile
3.75% due 01/15/31[4]	10,430,000	11,593,466
Alcoa Nederland Holding BV
5.50% due 12/15/27[4]	6,450,000	6,722,190
6.13% due 05/15/28[4]	2,800,000	2,950,500
6.75% due 09/30/24[4]	400,000	412,500
Carpenter Technology Corp.
6.38% due 07/15/28	2,015,000	2,108,948
International Flavors & Fragrances, Inc.
4.38% due 06/01/47	1,510,000	1,752,756
Southern Copper Corp.
7.50% due 07/27/35	1,150,000	1,682,671
Dow Chemical Co.
4.25% due 10/01/34	1,420,000	1,659,262
WR Grace & Company-Conn
4.88% due 06/15/27[4]	800,000	826,160
Total Basic Materials		342,640,293

Utilities - 0.8%
Cheniere Corpus Christi Holdings LLC
3.52% due 12/31/39†††	97,100,000	96,131,604
AES Corp.
3.95% due 07/15/30[4]	26,390,000	29,159,894
3.30% due 07/15/25[4]	3,750,000	3,995,100
Arizona Public Service Co.
3.35% due 05/15/50	23,140,000	25,486,113
Black Hills Corp.
2.50% due 06/15/30	14,360,000	14,849,624

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
Clearway Energy Operating LLC
4.75% due 03/15/28[4]	3,325,000	$3,433,063
Virginia Electric and Power Co.
8.88% due 11/15/38	1,100,000	2,029,960
Southern Power Co.
5.25% due 07/15/43	1,350,000	1,574,697
Dominion Energy, Inc.
0.78% (3 Month USD LIBOR + 0.53%) due 09/15/23[7]	1,030,000	1,031,649
Indiana Michigan Power Co.
6.05% due 03/15/37	720,000	1,017,365
Total Utilities		178,709,069

Total Corporate Bonds
(Cost $9,657,718,007)		10,259,280,773

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 22.4%
Government Agency - 12.6%
Uniform MBS 30 Year
2.00% due 12/14/21	1,060,390,000	1,092,516,636
Fannie Mae
2.43% due 01/01/30	73,200,000	78,756,626
3.59% due 02/01/29	38,621,256	44,002,812
3.40% due 02/01/33	25,000,000	29,495,533
2.40% due 03/01/40	27,004,000	29,414,594
3.60% due 03/01/31	24,586,000	28,807,820
2.90% due 11/01/29	21,378,000	23,671,073
2.81% due 09/01/39	20,780,000	23,615,744
3.83% due 05/01/49	19,000,000	22,556,057
due 12/25/43[8,14]	23,888,318	22,215,424
4.17% due 02/01/49	16,500,000	20,759,183
2.96% due 11/01/29	18,620,000	20,702,093
2.30% due 11/01/29	17,060,000	18,537,317
4.08% due 04/01/49	12,879,000	15,846,468
2.46% due 01/01/30	14,500,000	15,716,781
3.42% due 09/01/47	12,865,026	14,534,933
3.07% due 01/01/28	13,100,000	14,377,628
2.07% due 10/01/50	13,522,650	13,746,614
2.55% due 12/01/29	12,478,000	13,642,567
3.59% due 04/01/33	11,229,441	12,821,118
2.00% due 09/01/50	12,175,000	12,329,505
4.21% due 10/01/48	9,750,000	12,280,211
3.03% due 12/01/27	10,900,000	11,926,148
due 10/25/43[8,14]	12,103,774	11,180,516
3.05% due 10/01/29	9,600,000	10,615,790
3.17% due 02/01/28	9,450,000	10,534,856
3.04% due 01/01/28	8,900,000	9,749,514
3.43% due 03/01/33	8,100,000	9,441,461
1.76% due 08/01/40	9,360,000	9,291,197
1.86% due 11/01/25	8,742,249	9,196,709
3.01% due 12/01/27	7,500,000	8,195,886
2.09% due 04/01/35	7,757,729	8,172,697
2.10% due 07/01/50	7,727,079	7,883,391
3.14% due 01/01/28	6,900,000	7,606,109
2.99% due 09/01/29	6,800,000	7,577,129
3.61% due 04/01/39	6,193,000	7,528,933
3.29% due 03/01/33	6,700,000	7,458,621
4.04% due 08/01/48	6,100,000	7,455,240
3.56% due 02/01/38	6,410,955	7,306,239
2.79% due 01/01/32	6,532,059	7,102,971
2.15% due 09/01/29	6,683,000	7,075,696
3.05% due 03/01/50	6,200,599	6,907,112
2.50% due 04/01/35	6,614,489	6,906,836
3.13% due 02/01/28	5,900,000	6,253,618
1.83% due 08/01/40	5,824,373	5,956,585
4.07% due 05/01/49	4,814,376	5,737,944
4.27% due 12/01/33	4,627,738	5,626,092
3.16% due 11/01/30	4,924,705	5,521,563
2.62% due 11/01/28	4,700,000	5,198,152
2.99% due 01/01/40	4,429,000	5,161,339
3.11% due 11/01/27	4,500,000	4,971,554
3.71% due 04/01/31	4,200,000	4,922,482
3.37% due 06/01/39	4,067,000	4,830,043
3.50% due 02/01/48	4,215,536	4,779,183
3.76% due 03/01/37	4,000,000	4,763,078
2.39% due 02/01/27	4,307,000	4,681,426
3.65% due 03/01/33	3,600,000	4,171,862
3.69% due 03/01/29	3,500,000	4,034,430
3.92% due 04/01/39	3,198,000	4,009,841
4.24% due 08/01/48	3,400,000	3,950,099
2.94% due 02/01/40	3,431,110	3,838,872
3.33% due 04/01/30	2,934,443	3,395,529
3.50% due 12/01/47	3,004,458	3,266,469
2.96% due 10/01/49	2,923,133	3,214,251
3.94% due 06/01/35	2,600,000	3,071,950
3.12% due 02/01/28	2,600,000	2,965,759

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
2.62% due 11/01/29	2,635,000	$2,897,843
2.17% due 10/01/50	2,802,000	2,848,692
2.86% due 01/01/33	2,524,000	2,841,083
3.26% due 11/01/46	2,469,698	2,752,803
2.92% due 03/01/50	2,420,487	2,648,188
4.00% due 12/01/38	2,434,952	2,614,433
2.51% due 07/01/50	2,445,934	2,593,779
3.58% due 12/01/27	2,238,067	2,569,580
2.17% due 09/01/50	2,521,500	2,559,147
2.69% due 10/01/34	2,310,690	2,545,085
3.51% due 11/01/37	2,150,000	2,473,271
4.50% due 04/01/48	2,280,254	2,469,776
2.53% due 12/01/26	2,250,000	2,449,021
1.68% due 09/01/37	2,200,000	2,283,649
3.50% due 12/01/46	2,116,070	2,244,295
2.68% due 04/01/50	1,984,724	2,131,605
2.77% due 02/01/36	1,780,594	1,969,598
3.46% due 08/01/49	1,720,910	1,947,820
4.00% due 01/01/46	1,679,792	1,814,547
4.00% due 08/01/47	1,566,688	1,728,723
3.48% due 04/01/28	1,500,000	1,682,094
2.50% due 01/01/35	1,539,636	1,607,684
3.50% due 12/01/45	1,454,157	1,564,922
3.08% due 02/01/33	1,300,000	1,503,268
3.74% due 02/01/48	1,277,530	1,482,965
3.27% due 08/01/34	1,299,401	1,477,678
2.97% due 11/01/25	1,348,761	1,476,309
2.32% due 07/01/50	1,408,548	1,458,968
3.02% due 11/01/27	1,300,000	1,420,803
4.05% due 09/01/48	1,178,197	1,398,801
2.89% due 05/01/33	1,239,086	1,395,775
3.00% due 07/01/46	1,273,792	1,338,521
2.25% due 10/01/50	1,300,000	1,330,735
3.96% due 06/01/49	982,161	1,178,257
2.34% due 05/01/27	1,074,315	1,155,675
3.13% due 01/01/30	1,000,000	1,148,668
3.60% due 10/01/47	953,384	1,093,411
3.18% due 09/01/42	886,640	967,320
3.63% due 01/01/37	722,133	828,802
3.36% due 12/01/39	700,000	826,597
4.50% due 02/01/45	719,598	802,298
3.91% due 07/01/49	688,624	791,971
2.75% due 11/01/31	638,212	708,995
3.99% due 06/01/49	540,316	615,704
5.00% due 05/01/44	489,407	540,134
5.00% due 12/01/44	471,564	526,506
4.50% due 05/01/47	451,328	496,186
3.50% due 08/01/43	449,221	486,156
4.33% due 09/01/48	340,192	411,149
4.22% due 04/01/49	315,000	387,283
Freddie Mac Multifamily Structured Pass Through Certificates
2019-1513, 2.80% due 08/25/34	68,400,000	79,122,452
2017-KW03, 3.02% due 06/25/27	65,900,000	74,043,626
2018-K074, 3.60% due 02/25/28	34,823,000	40,885,357
2020-KJ28, 2.31% due 10/25/27	30,862,000	33,455,985
2017-K066, 3.20% due 06/25/27	19,507,000	22,177,553
2019-KJ27, 2.59% due 03/25/25	19,000,000	20,314,874
2017-K061, 3.44% (WAC) due 11/25/26[7]	15,000,000	17,217,572
2016-K060, 3.30% (WAC) due 10/25/26[7]	13,000,000	14,754,723
2018-K073, 3.45% (WAC) due 01/25/28[7]	11,600,000	13,478,467
2018-K078, 3.92% due 06/25/28	10,150,000	12,213,433
2017-K069, 3.25% (WAC) due 09/25/27[7]	10,000,000	11,428,463
2016-K057, 2.62% due 08/25/26	10,000,000	10,979,491
2018-K154, 3.46% due 11/25/32	8,500,000	10,153,429
2016-K152, 3.08% due 01/25/31	7,090,000	8,141,439
2017-K070, 3.36% due 12/25/27	6,000,000	6,916,475
2015-K151, 3.51% due 04/25/30	2,105,000	2,517,965

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
2015-K043, 0.66% (WAC) due 12/25/24[7,9]	43,355,499	$863,975
2014-K715, 2.86% due 01/25/21	363,931	365,289
Uniform MBS 15 Year
1.50% due 10/19/21	171,550,000	175,530,475
Fannie Mae-Aces
2017-M11, 2.98% due 08/25/29	52,100,000	59,761,091
2020-M23, 1.74% due 03/25/35	50,222,656	51,944,801
2020-M23, 1.61% (WAC) due 03/25/35[7,9]	300,544,915	43,121,734
2018-M3, 3.19% (WAC) due 02/25/30[7]	7,800,000	8,981,157
Freddie Mac
3.55% due 10/01/33	4,587,584	5,344,187
4.00% due 01/15/46	4,673,889	4,932,847
3.26% due 09/01/45	2,267,728	2,506,329
3.50% due 01/01/44	1,823,196	1,967,941
4.00% due 02/01/46	1,600,918	1,738,127
1.96% due 05/01/50	1,605,393	1,622,244
1.95% due 05/01/50	1,478,992	1,492,111
3.00% due 08/01/46	1,314,200	1,382,481
4.00% due 11/01/45	1,268,472	1,379,133
4.50% due 06/01/48	1,135,839	1,229,986
3.40% due 04/01/31	995,071	1,164,644
Freddie Mac Seasoned Credit Risk Transfer Trust
2020-2, 2.00% due 11/25/59	17,469,520	17,995,118
FREMF Mortgage Trust
2013-K29, 0.13% due 05/25/46[4,9]	739,886,886	1,725,046
Total Government Agency		2,707,118,502

Residential Mortgage Backed Securities - 7.5%
FKRT
5.47% due 07/03/23†††,6	161,280,284	162,731,807
New Residential Advance Receivables Trust Advance Receivables Backed
2019-T4, 2.33% due 10/15/51[4]	64,250,000	64,711,187
2019-T5, 2.43% due 10/15/51[4]	51,500,000	51,286,795
Home Equity Loan Trust
2007-FRE1, 0.34% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[7]	83,729,440	78,564,389
Soundview Home Loan Trust
2006-OPT5, 0.29% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[7]	65,228,687	63,214,628
2005-OPT3, 0.62% (1 Month USD LIBOR + 0.47%, Rate Floor: 0.47%) due 11/25/35[7]	12,125,000	11,992,847
Starwood Mortgage Residential Trust
2020-1, 2.28% (WAC) due 02/25/50[4,7]	24,675,653	25,127,257
2019-1, 2.94% (WAC) due 06/25/49[4,7]	21,136,540	21,476,198
2020-1, 2.56% (WAC) due 02/25/50[4,7]	12,023,568	12,210,645
2020-1, 2.41% (WAC) due 02/25/50[4,7]	9,248,898	9,409,223
Verus Securitization Trust
2020-1, 2.42% due 01/25/60[4,10]	32,685,777	33,379,163
2019-4, 2.64% due 11/25/59[4,10]	28,266,950	28,821,740

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
CSMC Trust
2018-RPL9, 3.85% (WAC) due 09/25/57[4,7]	36,273,959	$38,957,133
2020-NQM1, 1.72% due 05/25/65[4,10]	15,127,149	15,126,927
BRAVO Residential Funding Trust
2019-NQM1, 2.67% (WAC) due 07/25/59[4,7]	29,118,344	29,714,630
2019-NQM2, 2.75% (WAC) due 11/25/59[4,7]	14,527,030	14,779,032
NovaStar Mortgage Funding Trust Series
2007-2, 0.35% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37[7]	42,891,274	40,916,006
2007-1, 0.28% (1 Month USD LIBOR + 0.13%, Rate Cap/Floor: 11.00%/0.13%) due 03/25/37[7]	3,680,672	2,709,931
Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 0.78% (1 Month USD LIBOR + 0.63%, Rate Floor: 0.63%) due 11/25/37[7]	37,572,673	36,632,583
2006-BC4, 0.32% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 12/25/36[7]	4,749,006	4,648,486
2006-BC6, 0.32% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 01/25/37[7]	567,548	558,548
2006-OPT1, 0.41% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 04/25/36[7]	134,654	132,935
Homeward Opportunities Fund I Trust
2019-3, 2.68% (WAC) due 11/25/59[4,7]	24,222,546	24,567,388
2019-2, 2.70% (WAC) due 09/25/59[4,7]	16,667,788	16,837,003
CIT Mortgage Loan Trust
2007-1, 1.50% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 10/25/37[4,7]	39,515,121	39,627,498
Citigroup Mortgage Loan Trust, Inc.
2007-AMC1, 0.31% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 12/25/36[4,7]	28,262,931	19,590,762
2005-HE3, 0.88% (1 Month USD LIBOR + 0.74%, Rate Floor: 0.49%) due 09/25/35[7]	10,652,960	10,581,780
2006-WF1, 5.21% due 03/25/36	10,319,079	7,338,096
CIM Trust
2018-R4, 4.07% (WAC) due 12/26/57[4,7]	24,770,183	25,582,905

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
2018-R2, 3.69% (WAC) due 08/25/57[4,7]	10,934,552	$10,951,541
Alternative Loan Trust
2007-OA4, 0.32% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 05/25/47[7]	23,983,707	21,870,968
2007-OH3, 0.44% (1 Month USD LIBOR + 0.29%, Rate Cap/Floor: 10.00%/0.29%) due 09/25/47[7]	9,185,341	8,409,049
2007-OA7, 0.33% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 05/25/47[7]	3,927,865	3,593,789
2007-OH3, 0.37% (1 Month USD LIBOR + 0.22%, Rate Cap/Floor: 10.00%/0.22%) due 09/25/47[7]	913,056	830,997
New Residential Mortgage Loan Trust
2019-6A, 3.50% (WAC) due 09/25/59[4,7]	14,655,583	15,470,853
2018-1A, 4.00% (WAC) due 12/25/57[4,7]	11,951,626	12,902,741
2018-2A, 3.50% (WAC) due 02/25/58[4,7]	3,262,840	3,446,303
Cascade Funding Mortgage Trust
2018-RM2, 4.00% (WAC) due 10/25/68[6,7]	16,937,686	17,569,490
2019-RM3, 2.80% (WAC) due 06/25/69[6,7]	12,567,612	12,592,558
GSAMP Trust
2007-NC1, 0.28% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 12/25/46[7]	31,907,768	20,580,571
2006-HE8, 0.38% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 01/25/37[7]	10,107,000	8,620,066
2005-HE6, 0.59% (1 Month USD LIBOR + 0.44%, Rate Floor: 0.44%) due 11/25/35[7]	137,487	137,574
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes
2019-T1, 2.24% due 10/15/51[4]	28,000,000	28,011,766
2019-T2, 2.47% due 10/15/52[4]	1,000,000	991,606
HSI Asset Securitization Corporation Trust
2006-OPT2, 0.54% (1 Month USD LIBOR + 0.39%, Rate Floor: 0.39%) due 01/25/36[7]	29,140,000	28,942,553
American Home Mortgage Investment Trust
2007-1, 2.08% due 05/25/47[9]	165,576,051	27,552,517
Residential Mortgage Loan Trust
2020-1, 2.38% (WAC) due 02/25/24[4,7]	19,332,430	19,613,069
2020-1, 2.68% (WAC) due 02/25/24[4,7]	4,810,628	4,871,226

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
ACE Securities Corporation Home Equity Loan Trust Series
2006-NC1, 0.76% (1 Month USD LIBOR + 0.62%, Rate Floor: 0.41%) due 12/25/35[7]	16,761,000	$15,730,167
2005-HE2, 1.17% (1 Month USD LIBOR + 1.02%, Rate Floor: 0.68%) due 04/25/35[7]	7,700,000	7,599,662
SG Residential Mortgage Trust
2019-3, 2.70% (WAC) due 09/25/59[4,7]	22,583,407	22,837,387
Deephaven Residential Mortgage Trust
2019-3A, 2.96% (WAC) due 07/25/59[4,7]	16,706,057	16,935,292
2018-4A, 4.29% (WAC) due 10/25/58[4,7]	4,470,258	4,487,902
2018-1A, 3.03% (WAC) due 12/25/57[4,7]	1,299,806	1,305,438
Angel Oak Mortgage Trust
2020-1, 2.77% (WAC) due 12/25/59[4,7]	11,893,905	11,885,016
2020-1, 2.67% (WAC) due 12/25/59[4,7]	7,889,504	7,988,779
2017-3, 2.71% (WAC) due 11/25/47[4,7]	2,519,562	2,522,738
IXIS Real Estate Capital Trust
2007-HE1, 0.26% (1 Month USD LIBOR + 0.11%, Rate Floor: 0.11%) due 05/25/37[7]	29,679,123	10,338,414
2006-HE1, 0.75% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.30%) due 03/25/36[7]	14,042,078	9,286,471
2007-HE1, 0.38% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 05/25/37[7]	3,381,406	1,215,747
2007-HE1, 0.21% (1 Month USD LIBOR + 0.06%, Rate Floor: 0.06%) due 05/25/37[7]	2,766,493	950,774
Lehman XS Trust Series
2007-4N, 0.35% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 03/25/47[7]	12,400,441	12,037,513
2007-2N, 0.33% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 02/25/37[7]	6,911,039	6,409,886
2007-15N, 0.40% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.00%) due 08/25/37[7]	2,920,934	2,787,272
2006-10N, 0.36% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 07/25/46[7]	532,110	514,783

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
RALI Series Trust
2007-QO4, 0.34% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 05/25/47[7]	7,386,179	$6,700,556
2006-QO2, 0.37% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 02/25/46[7]	18,899,095	5,331,641
2007-QO2, 0.30% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 02/25/47[7]	9,657,476	4,737,825
2006-QO6, 0.33% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 06/25/46[7]	5,343,732	1,826,701
2006-QO2, 0.42% (1 Month USD LIBOR + 0.27%, Rate Floor: 0.27%) due 02/25/46[7]	6,128,881	1,798,785
2007-QO3, 0.31% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 03/25/47[7]	1,380,852	1,271,028
Bear Stearns Asset Backed Securities I Trust
2006-HE9, 0.29% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 11/25/36[7]	13,141,995	12,496,604
2006-HE9, 0.29% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 11/25/36[7]	9,540,346	9,136,669
First NLC Trust
2005-4, 0.54% (1 Month USD LIBOR + 0.39%, Rate Cap/Floor: 14.00%/0.39%) due 02/25/36[7]	18,851,150	18,477,882
2005-1, 0.61% (1 Month USD LIBOR + 0.46%, Rate Cap/Floor: 14.00%/0.23%) due 05/25/35[7]	2,751,685	2,618,097
LSTAR Securities Investment Limited
2019-5, 1.66% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 11/01/24[4,7]	19,451,173	19,146,416
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W4, 0.53% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 02/25/36[7]	12,867,502	11,701,230
2005-W2, 0.64% (1 Month USD LIBOR + 0.49%, Rate Floor: 0.49%) due 10/25/35[7]	6,435,000	6,353,005
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 1.85% (1 Year CMT Rate + 0.83%, Rate Floor: 0.83%) due 11/25/46[7]	12,350,410	10,762,933

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
2006-AR9, 1.86% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46[7]	5,936,406	$4,871,678
2006-7, 4.24% due 09/25/36	2,428,498	1,032,924
2006-8, 4.23% due 10/25/36	406,224	204,227
HarborView Mortgage Loan Trust
2006-14, 0.31% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/47[7]	10,106,632	9,036,147
2006-12, 0.35% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 01/19/38[7]	7,862,731	7,090,351
Securitized Asset Backed Receivables LLC Trust
2006-WM4, 0.23% (1 Month USD LIBOR + 0.08%, Rate Floor: 0.08%) due 11/25/36[7]	33,809,916	13,355,826
2006-HE2, 0.30% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 07/25/36[7]	3,963,855	2,283,991
Citigroup Mortgage Loan Trust
2019-IMC1, 2.72% (WAC) due 07/25/49[4,7]	14,636,218	14,881,083
Credit-Based Asset Servicing and Securitization LLC
2006-CB2, 0.34% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 12/25/36[7]	13,902,827	13,392,846
First Franklin Mortgage Loan Trust
2006-FF3, 0.44% (1 Month USD LIBOR + 0.29%, Rate Floor: 0.29%) due 02/25/36[7]	8,616,000	8,350,013
2004-FF10, 1.42% (1 Month USD LIBOR + 1.28%, Rate Floor: 0.85%) due 07/25/34[7]	4,919,202	4,908,032
Legacy Mortgage Asset Trust
2018-GS3, 4.00% due 06/25/58[4,10]	13,061,403	13,162,642
Morgan Stanley ABS Capital I Incorporated Trust
2006-NC1, 0.53% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 12/25/35[7]	7,312,233	7,221,708
2007-HE6, 0.21% (1 Month USD LIBOR + 0.06%, Rate Floor: 0.06%) due 05/25/37[7]	3,563,366	3,060,981
Asset Backed Securities Corporation Home Equity Loan Trust Series AEG
2006-HE1, 0.55% (1 Month USD LIBOR + 0.40%, Rate Floor: 0.40%) due 01/25/36[7]	10,072,000	9,613,680

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
Wachovia Asset Securitization Issuance II LLC Trust
2007-HE2A, 0.30% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 07/25/37[4,7]	5,813,625	$4,996,272
2007-HE1, 0.31% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/37[4,7]	4,710,355	4,413,174
JP Morgan Mortgage Acquisition Trust
2006-WMC4, 0.27% (1 Month USD LIBOR + 0.12%, Rate Floor: 0.12%) due 12/25/36[7]	14,251,795	9,213,622
Impac Secured Assets CMN Owner Trust
2005-2, 0.40% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 03/25/36[7]	10,086,266	8,969,348
WaMu Mortgage Pass-Through Certificates Series Trust
2007-OA6, 1.83% (1 Year CMT Rate + 0.81%, Rate Floor: 0.81%) due 07/25/47[7]	6,680,445	5,714,919
2006-AR13, 1.90% (1 Year CMT Rate + 0.88%, Rate Floor: 0.88%) due 10/25/46[7]	2,073,100	1,862,179
2006-AR11, 1.94% (1 Year CMT Rate + 0.92%, Rate Floor: 0.92%) due 09/25/46[7]	1,100,434	1,034,107
LSTAR Securities Investment Trust
2019-1, 1.86% (1 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 03/01/24[4,7]	8,258,329	8,176,722
American Home Mortgage Assets Trust
2006-4, 0.34% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 10/25/46[7]	9,509,586	6,014,826
2006-6, 0.34% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 12/25/46[7]	2,182,902	1,771,198
CSMC Series
2015-12R, 0.68% (WAC) due 11/30/37[4,7]	6,948,125	6,918,738
Structured Asset Investment Loan Trust
2005-11, 0.87% (1 Month USD LIBOR + 0.72%, Rate Floor: 0.36%) due 01/25/36[7]	4,350,950	4,265,404
2006-3, 0.30% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 06/25/36[7]	813,305	793,726
2004-BNC2, 1.35% (1 Month USD LIBOR + 1.20%, Rate Floor: 0.60%) due 12/25/34[7]	780,273	778,288

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
ASG Resecuritization Trust
2010-3, 0.75% (1 Month USD LIBOR + 0.29%, Rate Cap/Floor: 10.50%/0.29%) due 12/28/45[4,7]	4,564,035	$4,367,724
Merrill Lynch Alternative Note Asset Trust Series
2007-A1, 0.30% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/37[7]	8,686,182	4,079,015
CWABS Asset-Backed Certificates Trust
2004-15, 1.50% (1 Month USD LIBOR + 1.35%, Rate Floor: 0.90%) due 04/25/35[7]	3,490,000	3,468,801
WaMu Asset-Backed Certificates WaMu Series
2007-HE4, 0.40% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 07/25/47[7]	4,568,877	3,353,098
Morgan Stanley Capital I Incorporated Trust
2006-HE1, 0.44% (1 Month USD LIBOR + 0.29%, Rate Floor: 0.29%) due 01/25/36[7]	3,324,119	3,240,930
Nationstar HECM Loan Trust
2019-2A, 2.27% (WAC) due 11/26/29[6,7]	3,059,894	3,067,788
Deutsche Alt-A Securities Mortgage Loan Trust Series
2007-OA2, 1.79% (1 Year CMT Rate + 0.77%, Rate Floor: 0.77%) due 04/25/47[7]	3,224,997	2,933,775
Long Beach Mortgage Loan Trust
2006-6, 0.40% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 07/25/36[7]	5,336,043	2,868,481
Morgan Stanley Resecuritization Trust
2014-R9, 0.31% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 11/26/46[4,7]	2,923,634	2,812,280
GE-WMC Asset-Backed Pass-Through Certificates Series
2005-2, 0.65% (1 Month USD LIBOR + 0.50%, Rate Floor: 0.25%) due 12/25/35[7]	2,415,027	2,383,320
GSAA Home Equity Trust
2005-6, 0.58% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 06/25/35[7]	1,753,805	1,760,092
2007-7, 0.69% (1 Month USD LIBOR + 0.54%, Rate Floor: 0.27%) due 07/25/37[7]	166,191	159,256

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
Nomura Resecuritization Trust
2015-4R, 1.48% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 03/26/36[4,7]	1,329,736	$1,319,500
2015-4R, 0.70% (1 Month USD LIBOR + 0.39%, Rate Floor: 0.39%) due 12/26/36[4,7]	603,038	589,143
Countrywide Asset-Backed Certificates
2005-15, 0.60% (1 Month USD LIBOR + 0.45%, Rate Floor: 0.45%) due 03/25/36[7]	1,500,000	1,436,361
Impac Secured Assets Trust
2006-2, 0.32% (1 Month USD LIBOR + 0.17%, Rate Cap/Floor: 11.50%/0.17%) due 08/25/36[7]	1,279,130	1,092,043
Alliance Bancorp Trust
2007-OA1, 0.39% (1 Month USD LIBOR + 0.24%, Rate Floor: 0.24%) due 07/25/37[7]	847,250	732,912
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	395,856	416,794
Morgan Stanley Re-REMIC Trust
2010-R5, 1.38% due 06/26/36[4]	212,972	188,738
Irwin Home Equity Loan Trust
2007-1, 6.35% due 08/25/37[4]	35,042	35,105
GreenPoint Mortgage Funding Trust
2007-AR1, 0.23% (1 Month USD LIBOR + 0.08%, Rate Floor: 0.08%) due 02/25/47†††,7	3	3
Total Residential Mortgage Backed Securities		1,603,073,183

MILITARY HOUSING - 1.3%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 3.48% (WAC) due 11/25/55[4,7]	115,986,799	135,773,427
2015-R1, 4.11% (WAC) due 11/25/52[4,7]	20,482,674	23,053,254
2015-R1, 4.33% (WAC) due 10/25/52[4,7]	13,678,435	15,155,687
2015-R1, 0.52% (WAC) due 11/25/55[4,7,9]	174,648,036	12,532,830
Capmark Military Housing Trust
2006-RILY, 6.15% due 07/10/51[4]	12,985,049	14,635,673
2008-AMCW, 6.90% due 07/10/55[4]	8,265,425	12,290,925
2007-AETC, 5.75% due 02/10/52[4]	7,396,041	8,602,816
2007-ROBS, 6.06% due 10/10/52[4]	4,662,578	5,573,138
2006-RILY, 2.09% (1 Month USD LIBOR + 0.37%, Rate Floor: 0.37%) due 07/10/51[4,7]	6,979,409	4,034,898
2007-AET2, 6.06% due 10/10/52[4]	3,062,943	3,663,096

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
GMAC Commercial Mortgage Asset Corp.
2007-HCKM, 6.11% due 08/10/52[4]	22,141,031	$25,977,337
2005-DRUM, 5.47% due 05/10/50†††,4	4,528,261	4,886,397
2005-BLIS, 5.25% due 07/10/50[4]	2,500,000	2,758,060
Total Military Housing		268,937,538

Commercial Mortgage Backed Securities - 1.0%
Citigroup Commercial Mortgage Trust
2019-GC43, 0.75% (WAC) due 11/10/52[7,9]	219,708,686	10,478,127
2019-GC41, 1.19% (WAC) due 08/10/56[7,9]	104,786,429	7,531,745
2016-C2, 1.90% (WAC) due 08/10/49[7,9]	33,441,352	2,653,240
2016-P4, 2.12% (WAC) due 07/10/49[7,9]	31,745,949	2,553,724
2016-P5, 1.65% (WAC) due 10/10/49[7,9]	30,732,446	1,905,181
2016-GC37, 1.90% (WAC) due 04/10/49[7,9]	22,110,417	1,620,178
2015-GC35, 0.98% (WAC) due 11/10/48[7,9]	31,990,061	917,030
2015-GC29, 1.18% (WAC) due 04/10/48[7,9]	19,694,747	796,885
2016-C3, 1.29% (WAC) due 11/15/49[7,9]	12,000,365	558,287
2013-GC15, 4.37% (WAC) due 09/10/46[7]	380,000	415,556
Wells Fargo Commercial Mortgage Trust
2017-C38, 1.20% (WAC) due 07/15/50[7,9]	73,055,589	3,951,204
2016-BNK1, 1.89% (WAC) due 08/15/49[7,9]	36,487,564	2,977,852
2017-RB1, 1.40% (WAC) due 03/15/50[7,9]	40,104,813	2,621,186
2016-C35, 2.09% (WAC) due 07/15/48[7,9]	26,229,854	2,181,763
2017-C42, 1.03% (WAC) due 12/15/50[7,9]	35,043,077	1,859,480
2015-NXS4, 1.01% (WAC) due 12/15/48[7,9]	40,614,965	1,789,365
2017-RC1, 1.66% (WAC) due 01/15/60[7,9]	25,764,927	1,687,332
2016-C32, 4.88% (WAC) due 01/15/59[7]	1,400,000	1,524,858
2016-NXS5, 1.65% (WAC) due 01/15/59[7,9]	24,574,140	1,464,022
2015-P2, 1.08% (WAC) due 12/15/48[7,9]	32,240,022	1,141,368
2015-C30, 1.04% (WAC) due 09/15/58[7,9]	30,635,680	1,129,320
2016-C37, 1.12% (WAC) due 12/15/49[7,9]	15,947,444	538,210
2015-NXS1, 1.24% (WAC) due 05/15/48[7,9]	8,985,814	352,230

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
GS Mortgage Securities Trust
2020-GC45, 0.68% (WAC) due 02/13/53[7,9]	154,011,723	$7,787,988
2019-GC42, 0.81% (WAC) due 09/01/52[7,9]	69,828,799	4,166,782
2017-GS6, 1.18% (WAC) due 05/10/50[7,9]	42,480,944	2,456,274
2015-GC28, 1.14% (WAC) due 02/10/48[7,9]	16,243,262	577,875
2017-GS6, 3.87% due 05/10/50	521,000	577,130
GB Trust
2020-FLIX, 2.50% (1 Month USD LIBOR + 2.35%, Rate Floor: 2.35%) due 08/15/37[4,7]	13,000,000	13,031,712
2020-FLIX, 1.75% (1 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 08/15/37[4,7]	2,000,000	2,004,876
COMM Mortgage Trust
2018-COR3, 0.58% (WAC) due 05/10/51[7,9]	197,742,085	5,973,096
2015-CR26, 1.08% (WAC) due 10/10/48[7,9]	84,327,542	3,222,644
2015-CR24, 0.91% (WAC) due 08/10/48[7,9]	47,389,951	1,479,140
2015-CR23, 1.04% (WAC) due 05/10/48[7,9]	41,093,119	1,286,897
2015-CR27, 1.09% (WAC) due 10/10/48[7,9]	27,355,483	1,064,298
2015-CR23, 3.80% due 05/10/48	700,000	769,457
2013-CR13, 0.92% (WAC) due 11/10/46[7,9]	36,703,485	767,558
2014-LC15, 1.26% (WAC) due 04/10/47[7,9]	11,319,932	335,834
JPMDB Commercial Mortgage Securities Trust
2017-C7, 1.04% (WAC) due 10/15/50[7,9]	137,090,378	6,374,291
2016-C4, 0.93% (WAC) due 12/15/49[7,9]	85,467,186	3,440,618
2016-C4, 3.64% (WAC) due 12/15/49[7]	2,650,000	2,761,537
2016-C2, 1.82% (WAC) due 06/15/49[7,9]	32,074,265	1,738,919
2017-C5, 1.09% (WAC) due 03/15/50[7,9]	8,579,150	412,917
BENCHMARK Mortgage Trust
2019-B14, 0.92% (WAC) due 12/15/62[7,9]	109,674,379	5,716,953
2018-B2, 0.56% (WAC) due 02/15/51[7,9]	131,694,450	2,912,910
2018-B6, 0.59% (WAC) due 10/10/51[7,9]	64,559,042	1,610,968
2018-B6, 4.77% (WAC) due 10/10/51[7]	750,000	841,070
GS Mortgage Securities Corporation Trust
2020-UPTN, 3.25% (WAC) due 02/10/37[4,7]	5,350,000	5,190,539

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
2020-DUNE, 1.50% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 12/15/36[4,7]	3,750,000	$3,523,119
2020-DUNE, 2.05% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 12/15/36[4,7]	1,000,000	884,681
CSAIL Commercial Mortgage Trust
2019-C15, 1.21% (WAC) due 03/15/52[7,9]	97,182,719	6,515,635
2015-C1, 0.98% (WAC) due 04/15/50[7,9]	51,939,617	1,535,797
2016-C6, 2.06% (WAC) due 01/15/49[7,9]	5,995,503	443,325
BANK
2020-BN25, 0.44% (WAC) due 01/15/63[7,9]	140,000,000	5,084,254
2017-BNK6, 0.97% (WAC) due 07/15/60[7,9]	42,842,788	1,774,030
2017-BNK4, 1.57% (WAC) due 05/15/50[7,9]	12,943,583	860,051
BX Commercial Mortgage Trust
2019-XL, 2.15% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 10/15/36[4,7]	6,882,409	6,796,103
GRACE Mortgage Trust
2014-GRCE, 3.37% due 06/10/28[4]	6,000,000	6,036,489
Bancorp Commercial Mortgage Trust
2018-CR3, 1.40% (1 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 01/15/33[4,7]	6,058,625	5,973,996
UBS Commercial Mortgage Trust
2017-C2, 1.23% (WAC) due 08/15/50[7,9]	53,808,141	3,027,311
2017-C5, 1.15% (WAC) due 11/15/50[7,9]	53,614,615	2,684,082
CD Mortgage Trust
2016-CD1, 1.53% (WAC) due 08/10/49[7,9]	34,645,104	2,101,101
2017-CD6, 1.07% (WAC) due 11/13/50[7,9]	45,552,234	1,931,401
2016-CD2, 0.79% (WAC) due 11/10/49[7,9]	34,211,762	930,327
JP Morgan Chase Commercial Mortgage Securities Trust
2016-JP3, 1.57% (WAC) due 08/15/49[7,9]	68,358,825	4,293,242
CD Commercial Mortgage Trust
2017-CD4, 1.45% (WAC) due 05/10/50[7,9]	31,945,074	1,951,160
2017-CD3, 1.17% (WAC) due 02/10/50[7,9]	34,360,047	1,758,826

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
JPMBB Commercial Mortgage Securities Trust
2015-C27, 1.31% (WAC) due 02/15/48[7,9]	74,544,442	$3,165,627
2013-C12, 0.59% (WAC) due 07/15/45[7,9]	35,153,674	345,536
BBCMS Mortgage Trust
2018-C2, 0.94% (WAC) due 12/15/51[7,9]	58,225,799	3,030,874
JPMCC Commercial Mortgage Securities Trust
2017-JP6, 1.29% (WAC) due 07/15/50[7,9]	57,829,533	3,011,271
CGMS Commercial Mortgage Trust
2017-B1, 0.97% (WAC) due 08/15/50[7,9]	65,513,649	2,762,547
Morgan Stanley Bank of America Merrill Lynch Trust
2015-C27, 1.06% (WAC) due 12/15/47[7,9]	70,519,622	2,554,171
Cam Commercial Mortgage Corp.
2002-CAM2, 6.16% due 12/14/21[4]	2,348,314	2,456,092
GE Business Loan Trust
2007-1A, 0.32% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 04/15/35[4,7]	2,407,812	2,407,812
CFCRE Commercial Mortgage Trust
2016-C3, 1.16% (WAC) due 01/10/48[7,9]	38,948,105	1,757,946
Banc of America Commercial Mortgage Trust
2017-BNK3, 1.26% (WAC) due 02/15/50[7,9]	23,939,017	1,278,899
DBJPM Mortgage Trust
2017-C6, 1.16% (WAC) due 06/10/50[7,9]	24,733,267	1,203,825
SG Commercial Mortgage Securities Trust
2016-C5, 2.13% (WAC) due 10/10/48[7,9]	6,085,790	448,800
KREF Funding V LLC
0.15% due 06/25/26†††,9	313,636,364	372,286
Morgan Stanley Capital I Trust
2016-UBS9, 4.76% (WAC) due 03/15/49[7]	275,000	261,191
GS Mortgage Securities Corporation II
2013-GC10, 2.94% due 02/10/46	225,000	233,513
WFRBS Commercial Mortgage Trust
2013-C12, 1.34% (WAC) due 03/15/48[4,7,9]	8,794,299	198,217
Total Commercial Mortgage Backed Securities		212,743,963

Total Collateralized Mortgage Obligations
(Cost $4,649,719,158)		4,791,873,186

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 16.5%
Collateralized Loan Obligations - 9.2%
KREF Funding V LLC
1.90% due 06/25/26[9]	115,000,000	$110,219,463
BXMT Ltd.
2020-FL2, 1.05% (1 Month USD LIBOR + 0.90%, Rate Floor: 0.90%) due 02/16/37[4,7]	76,225,000	74,794,615
2020-FL2, 1.55% (1 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 02/16/37[4,7]	14,250,000	13,929,516
2020-FL2, 1.30% (1 Month USD LIBOR + 1.15%, Rate Floor: 1.15%) due 02/16/37[4,7]	5,200,000	5,096,360
2020-FL2, 1.80% (1 Month USD LIBOR + 1.65%, Rate Floor: 1.65%) due 02/16/37[4,7]	2,900,000	2,823,789
MidOcean Credit CLO VII
2020-7A, 1.32% (3 Month USD LIBOR + 1.04%, Rate Floor: 0.00%) due 07/15/294,7	52,000,000	51,536,191
2020-7A, 1.88% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 07/15/294,7	27,500,000	26,810,138
2020-7A, 1.73% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 07/15/294,7	14,800,000	14,736,116
Venture XIV CLO Ltd.
2020-14A, 1.29% (3 Month USD LIBOR + 1.03%, Rate Floor: 1.03%) due 08/28/29[4,7]	69,000,000	68,380,345
2020-14A, 2.51% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 08/28/29[4,7]	22,725,000	21,934,759
GPMT Ltd.
2019-FL2, 1.46% (1 Month USD LIBOR + 1.30%, Rate Floor: 1.30%) due 02/22/36[4,7]	25,899,000	25,673,637
2019-FL2, 1.76% (1 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 02/22/36[4,7]	24,300,000	23,998,862
2019-FL2, 2.51% (1 Month USD LIBOR + 2.35%, Rate Floor: 2.35%) due 02/22/36[4,7]	21,400,000	20,707,303
2019-FL2, 2.06% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 02/22/36[4,7]	12,500,000	12,312,545
Parliament Funding II Ltd.
2020-1A, 2.76% (3 Month USD LIBOR + 2.45%, Rate Floor: 2.45%) due 08/12/30[4,7]	71,650,000	71,000,808
2020-1A, 3.51% (3 Month USD LIBOR + 3.20%, Rate Floor: 3.20%) due 08/12/30[4,7]	6,000,000	5,920,746

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
Golub Capital Partners CLO Ltd.
2018-36A, 1.55% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31[4,7]	76,300,000	$74,858,495
LoanCore Issuer Ltd.
2018-CRE1, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/28[4,7]	17,747,000	17,592,585
2019-CRE2, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/36[4,7]	16,900,000	16,560,704
2019-CRE3, 1.20% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 04/15/34[4,7]	15,054,503	14,752,573
2019-CRE2, 1.85% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 05/15/36[4,7]	11,575,000	11,110,406
2019-CRE3, 1.75% (1 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 04/15/34[4,7]	4,899,187	4,678,059
GoldenTree Loan Management US CLO 1 Ltd.
2020-1A, 1.22% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 04/20/29[4,7]	49,250,000	49,081,373
2020-1A, 1.72% (3 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 04/20/29[4,7]	12,500,000	12,235,955
THL Credit Wind River CLO Ltd.
2017-2A, 1.15% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 10/15/27[4,7]	46,792,465	46,515,060
2019-1A, 1.16% (3 Month USD LIBOR + 0.88%, Rate Floor: 0.00%) due 01/15/26[4,7]	8,738,602	8,722,946
Wellfleet CLO Ltd.
2020-2A, 1.33% (3 Month USD LIBOR + 1.06%, Rate Floor: 0.00%) due 10/20/29[4,7]	52,250,000	51,560,091
2018-2A, 1.85% (3 Month USD LIBOR + 1.58%, Rate Floor: 1.58%) due 10/20/28[4,7]	2,500,000	2,441,101
Palmer Square Loan Funding Ltd.
2019-3A, 1.10% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 08/20/27[4,7]	20,949,832	20,908,491
2018-4A, 1.18% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 11/15/26[4,7]	17,290,680	17,255,157
2018-4A, 1.73% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/15/26[4,7]	12,000,000	11,749,211

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
MP CLO VIII Ltd.
2018-2A, 1.16% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 10/28/27[4,7]	46,254,925	$46,026,698
Marathon CLO V Ltd.
2017-5A, 1.12% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27[4,7]	27,518,561	27,291,767
2017-5A, 1.70% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/21/27[4,7]	18,020,137	17,704,161
Whitebox CLO II Ltd.
2020-2A, 1.99% (3 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 10/24/31[4,7]	36,500,000	36,617,217
2020-2A, 2.49% (3 Month USD LIBOR + 2.25%, Rate Floor: 0.00%) due 10/24/31[4,7]	7,000,000	7,013,976
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 1.58% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[4,7]	44,300,000	43,091,425
Denali Capital CLO XI Ltd.
2018-1A, 1.40% (3 Month USD LIBOR + 1.13%, Rate Floor: 0.00%) due 10/20/28[4,7]	42,800,000	42,581,035
Lake Shore MM CLO III LLC
2020-1A, 2.61% (3 Month USD LIBOR + 2.30%, Rate Floor: 2.30%) due 10/15/29[4,7]	38,900,000	38,964,872
NewStar Clarendon Fund CLO LLC
2019-1A, 1.55% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 01/25/27[4,7]	33,970,847	33,817,968
2019-1A, 3.29% (3 Month USD LIBOR + 3.05%, Rate Floor: 0.00%) due 01/25/27[4,7]	2,000,000	1,896,986
Halcyon Loan Advisors Funding Ltd.
2017-3A, 1.17% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 10/18/27[4,7]	34,865,511	34,649,805
NXT Capital CLO LLC
2017-1A, 1.97% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 04/20/29[4,7]	34,100,000	33,868,560
Venture XII CLO Ltd.
2018-12A, 1.06% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 02/28/26[4,7]	27,424,269	27,220,271
2018-12A, 1.46% (3 Month USD LIBOR + 1.20%, Rate Floor: 1.20%) due 02/28/26[4,7]	6,250,000	6,082,143

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
Cerberus Loan Funding XVII Ltd.
2016-3A, 2.81% (3 Month USD LIBOR + 2.53%, Rate Floor: 0.00%) due 01/15/28[4,7]	33,500,000	$31,978,561
Telos CLO Ltd.
2017-6A, 2.02% (3 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 01/17/27[4,7]	32,000,000	31,738,585
610 Funding CLO 3 Ltd.
2018-3A, 1.52% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/17/28[4,7]	27,300,000	27,235,485
FDF II Ltd.
2016-2A, 4.29% due 05/12/31[4]	21,500,000	21,308,889
2016-2A, 5.29% due 05/12/31[4]	5,000,000	4,950,893
OCP CLO Ltd.
2020-4A, 1.71% (3 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 04/24/29[4,7]	25,500,000	24,811,464
2019-17A, 0.92% (3 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 07/20/32[4,7]	1,125,000	1,119,391
Canyon CLO Ltd.
2020-1A, 3.15% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 07/15/28[4,7]	22,500,000	22,499,642
2020-1A, 4.18% (3 Month USD LIBOR + 3.78%, Rate Floor: 3.78%) due 07/15/28[4,7]	2,000,000	1,990,792
BDS Ltd.
2019-FL3, 2.15% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 12/15/35[4,7]	9,900,000	9,752,275
2018-FL2, 1.10% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 08/15/35[4,7]	5,299,431	5,266,368
2020-FL5, 1.95% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 02/16/37[4,7]	4,400,000	4,279,494
2020-FL5, 1.50% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 02/16/37[4,7]	3,200,000	3,131,813
Voya CLO Ltd.
2020-1A, 1.34% (3 Month USD LIBOR + 1.06%, Rate Floor: 1.06%) due 04/15/31[4,7]	18,850,000	18,673,534
2013-1A, due 10/15/30[4,11]	10,575,071	2,223,102
Mountain View CLO Ltd.
2018-1A, 1.08% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 10/15/26[4,7]	20,809,311	20,679,277

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
NewStar Fairfield Fund CLO Ltd.
2018-2A, 1.54% (3 Month USD LIBOR + 1.27%, Rate Floor: 1.27%) due 04/20/30[4,7]	21,171,638	$20,653,652
BSPRT Issuer Ltd.
2018-FL3, 1.20% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 03/15/28[4,7]	12,175,566	12,107,124
2018-FL4, 1.20% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 09/15/35[4,7]	8,000,000	7,910,414
Crown Point CLO III Ltd.
2017-3A, 1.73% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 12/31/27[4,7]	10,280,000	10,156,650
2017-3A, 1.19% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 12/31/27[4,7]	9,043,579	9,004,228
Owl Rock CLO IV Ltd.
2020-4A, 3.17% (3 Month USD LIBOR + 2.62%, Rate Floor: 2.62%) due 05/20/29[4,7]	18,000,000	17,977,653
Diamond CLO Ltd.
2018-1A, 1.76% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 07/22/30[4,7]	18,000,000	17,785,321
Monroe Capital CLO Ltd.
2017-1A, 1.96% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 10/22/26[4,7]	11,100,000	10,979,171
2017-1A, 1.61% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/22/26[4,7]	4,731,532	4,721,382
Shackleton CLO Ltd.
2017-8A, 1.19% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 10/20/27[4,7]	6,470,419	6,448,332
2017-8A, 1.57% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 10/20/27[4,7]	5,510,000	5,359,607
2018-6RA, 1.29% (3 Month USD LIBOR + 1.02%, Rate Floor: 1.02%) due 07/17/28[4,7]	3,432,784	3,423,329
FDF I Ltd.
2015-1A, 4.40% due 11/12/30[4]	15,000,000	14,877,216
KREF Ltd.
2018-FL1, 1.25% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 06/15/36[4,7]	13,471,000	13,369,002
KVK CLO Ltd.
2017-1A, 1.17% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 01/14/28[4,7]	6,422,562	6,392,174

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
2018-1A, 1.18% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.00%) due 05/20/29[4,7]	3,828,534	$3,793,920
2018-1A, 1.90% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 05/20/29[4,7]	3,100,000	3,059,330
STWD Ltd.
2019-FL1, 1.75% (1 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 07/15/38[4,7]	10,910,000	10,732,207
2019-FL1, 1.55% (1 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 07/15/38[4,7]	2,200,000	2,167,116
Seneca Park CLO Limited
2017-1A, 1.77% (3 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 07/17/26[4,7]	12,900,000	12,816,915
Newstar Commercial Loan Funding LLC
2017-1A, 2.73% (3 Month USD LIBOR + 2.50%, Rate Floor: 0.00%) due 03/20/27[4,7]	12,750,000	12,701,632
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 1.83% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[4,7]	11,527,000	11,426,660
2020-9A, 2.53% due 11/15/29[4]	1,250,000	1,248,315
Marathon CLO VII Ltd.
2017-7A, 1.90% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/28/25[4,7]	12,600,000	12,556,482
Golub Capital Partners CLO 17 Ltd.
2017-17A, 1.90% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/25/30[4,7]	12,600,000	12,464,836
Sudbury Mill CLO Ltd.
2017-1A, 1.92% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 01/17/26[4,7]	11,850,000	11,734,516
TCP Waterman CLO Ltd.
2016-1A, 2.30% (3 Month USD LIBOR + 2.05%, Rate Floor: 0.00%) due 12/15/28[4,7]	9,150,000	9,149,958
Avery Point V CLO Ltd.
2017-5A, 1.25% (3 Month USD LIBOR + 0.98%, Rate Floor: 0.00%) due 07/17/26[4,7]	8,427,188	8,414,912
Treman Park CLO Ltd.
2015-1A, due 10/20/28[4,11]	13,600,000	8,302,812
Neuberger Berman CLO XVI-S Ltd.
2018-16SA, 1.13% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.00%) due 01/15/28[4,7]	8,206,462	8,178,526

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
Dryden 37 Senior Loan Fund
2015-37A, due 01/15/31[4,11]	10,000,000	$8,152,235
ACIS CLO Ltd.
2015-6A, 2.73% (3 Month USD LIBOR + 2.48%, Rate Floor: 0.00%) due 05/01/27[4,7]	7,500,000	7,499,917
THL Credit Lake Shore MM CLO I Ltd.
2019-1A, 1.98% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 04/15/30[4,7]	7,250,000	7,186,898
Golub Capital Partners CLO 16 Ltd.
2017-16A, 2.10% (3 Month USD LIBOR + 1.85%, Rate Floor: 0.00%) due 07/25/29[4,7]	6,700,000	6,600,175
California Street CLO XII Ltd.
2017-12A, 1.78% (3 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 10/15/25[4,7]	5,750,000	5,678,781
Owl Rock CLO I Ltd.
2019-1A, 2.05% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 05/20/31[4,7]	5,650,000	5,576,030
TICP CLO I Ltd.
2018-1A, 1.07% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.00%) due 07/20/27[4,7]	5,536,115	5,504,021
Apres Static CLO 2 Ltd.
2020-1A, 4.18% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 04/15/28[4,7]	2,800,000	2,800,856
2020-1A, 4.73% (3 Month USD LIBOR + 4.30%, Rate Floor: 4.30%) due 04/15/28[4,7]	2,700,000	2,698,868
Mountain Hawk II CLO Ltd.
2018-2A, 1.87% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 07/20/24[4,7]	5,261,804	5,247,781
GoldenTree Loan Opportunities IX Ltd.
2018-9A, 1.38% (3 Month USD LIBOR + 1.11%, Rate Floor: 1.11%) due 10/29/29[4,7]	5,152,000	5,142,030
Ready Capital Mortgage Financing LLC
2019-FL3, 1.15% (1 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 03/25/34[4,7]	5,183,709	5,119,335
Avery Point II CLO Ltd.
2013-3X COM, due 01/18/25[11]	7,257,049	5,115,743
Ivy Hill Middle Market Credit Fund X Ltd.
2018-10A, 2.07% (3 Month USD LIBOR + 1.80%, Rate Floor: 0.00%) due 07/18/30[4,7]	5,300,000	4,948,297

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
TICP CLO III-2 Ltd.
2018-3R, 1.11% (3 Month USD LIBOR + 0.84%, Rate Floor: 0.84%) due 04/20/28[4,7]	4,908,608	$4,874,617
Newfleet CLO Ltd.
2018-1A, 1.22% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 04/20/28[4,7]	4,442,023	4,412,316
Atlas Senior Loan Fund III Ltd.
2017-1A, 1.58% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 11/17/27[4,7]	4,300,000	4,158,074
Northwoods Capital XII-B Ltd.
2018-12BA, 2.10% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 06/15/31[4,7]	4,000,000	3,916,153
Flagship VII Ltd.
2017-7A, 1.82% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 01/20/26[4,7]	3,847,960	3,845,204
Oaktree CLO Ltd.
2017-1A, 1.14% (3 Month USD LIBOR + 0.87%) due 10/20/27[4,7]	3,799,436	3,788,512
Golub Capital Partners CLO 39B Ltd.
2018-39A, 1.67% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 10/20/28[4,7]	3,100,000	3,090,833
Exantas Capital Corp.
2020-RSO8, 1.60% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 03/15/35[4,7]	3,000,000	2,974,748
Monroe Capital BSL CLO Ltd.
2017-1A, 2.01% (3 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 05/22/27[4,7]	3,000,000	2,967,110
Carlyle Global Market Strategies CLO Ltd.
2012-3A, due 01/14/32[4,11]	8,920,000	2,662,995
TRTX Issuer Ltd.
2019-FL3, 1.30% (1 Month USD LIBOR + 1.15%, Rate Floor: 1.15%) due 10/15/34[4,7]	2,600,000	2,554,504
Ocean Trails CLO IV
2017-4A, 2.05% (3 Month USD LIBOR + 1.80%, Rate Floor: 0.00%) due 08/13/25[4,7]	2,500,000	2,489,036
Grand Avenue CRE Ltd.
2020-FL2, 4.41% (1 Month USD LIBOR + 4.26%, Rate Floor: 4.26%) due 03/15/35[4,7]	1,100,000	1,122,054
2020-FL2, 3.40% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/15/35[4,7]	900,000	911,410

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
Cerberus Loan Funding XXVI, LP
2019-1A, 2.03% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 04/15/31[4,7]	2,000,000	$1,975,005
Tralee CLO III Ltd.
2017-3A, 1.72% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 10/20/27[4,7]	2,000,000	1,974,019
Ivy Hill Middle Market Credit Fund IX Ltd.
2017-9A, 2.62% (3 Month USD LIBOR + 2.35%, Rate Floor: 0.00%) due 01/18/30[4,7]	1,000,000	944,397
2017-9A, 2.02% (3 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 01/18/30[4,7]	1,000,000	935,328
West CLO Ltd.
2017-1A, 1.19% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 07/18/26[4,7]	1,800,854	1,799,901
Catamaran CLO Ltd.
2016-2A, 2.32% (3 Month USD LIBOR + 2.05%, Rate Floor: 2.05%) due 10/18/26[4,7]	1,750,000	1,745,364
Dryden XXV Senior Loan Fund
2017-25A, 1.63% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/15/27[4,7]	1,766,703	1,738,047
Dryden 43 Senior Loan Fund
2019-43A, 0.87% (3 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 07/20/29[4,7]	1,200,000	1,193,864
Venture XIII CLO Ltd.
2013-13A, due 09/10/29[4,11]	3,700,000	1,052,409
Great Lakes CLO Ltd.
2014-1A, due 10/15/29[4,11]	461,538	183,006
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[4,11]	1,808,219	139,595
Atlas Senior Loan Fund IX Ltd.
2018-9A, due 04/20/28[4,11]	1,200,000	85,276
Copper River CLO Ltd.
2007-1A, due 01/20/21[6,11]	1,500,000	42,900
Babson CLO Ltd.
2014-IA, due 07/20/25[4,11]	1,300,000	35,100
Total Collateralized Loan Obligations		1,963,159,985

Financial - 2.7%
Station Place Securitization Trust
2020-7, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 12/24/20†††,6,7	155,000,000	155,000,000
2020-9, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 02/15/21†††,6,7	153,000,000	153,000,000

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
2020-12, 1.66% (1 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 06/09/21[4,7]	35,500,000	$35,500,000
2020-5, 1.18% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 05/24/22†††,6,7	20,000,000	20,000,000
2020-WL1, 2.90% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 06/25/51†††,6,7	10,000,000	10,000,000
2020-WL1, 2.40% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 06/25/51†††,6,7	3,000,000	3,000,000
Aesf Vi Verdi LP
2.15% due 11/25/24†††	EUR 49,186,383	57,340,472
2.46% due 11/25/24†††	15,311,851	15,074,377
Strategic Partners Fund VIII LP
3.16% due 03/10/25	51,900,000	52,675,614
Oxford Finance Funding
2020-1A, 3.10% due 02/15/28[4]	23,750,000	24,125,048
Madison Avenue Secured Funding Trust
2019-1, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 11/11/20†††,6,7	21,850,000	21,850,000
Nassau LLC
2019-1, 3.98% due 08/15/34[4]	19,131,589	19,472,422
Industrial DPR Funding Ltd.
2016-1A, 5.24% due 04/15/26[4]	3,388,197	3,700,921
Total Financial		570,738,854

Transport-Aircraft - 1.3%
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[4]	46,346,708	43,105,590
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[4]	28,477,398	26,585,630
2017-1, 3.97% due 07/15/42	13,197,391	11,883,233
2016-1, 4.45% due 08/15/41	517,924	473,646
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[4]	35,398,511	32,658,376
AASET Trust
2020-1A, 3.35% due 01/16/40[4]	27,907,672	25,714,556
2017-1A, 3.97% due 05/16/42[4]	7,479,329	6,761,804
Sapphire Aviation Finance II Ltd.
2020-1A, 3.23% due 03/15/40[4]	34,142,309	30,786,233
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[4]	34,280,703	30,111,343
MAPS Ltd.
2018-1A, 4.21% due 05/15/43[4]	25,711,372	23,659,540
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[4]	14,901,680	12,457,112

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
Raspro Trust
2005-1A, 1.11% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24[4,7]	12,531,859	$12,155,903
WAVE LLC
2019-1, 3.60% due 09/15/44[4]	8,280,897	7,681,113
Falcon Aerospace Ltd.
2017-1, 4.58% due 02/15/42[4]	7,777,389	7,005,372
Stripes Aircraft Ltd.
2013-1 A1, 3.66% due 03/20/23†††	768,821	652,675
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48[6]	704,848	600,669
Airplanes Pass Through Trust
2001-1A, due 03/15/19†††,6,12	409,604	41
Total Transport-Aircraft		272,292,836

Infrastructure - 0.8%
SBA Tower Trust
2.33% due 01/15/28[4]	140,500,000	142,679,281
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 3.97% due 06/15/48[4]	22,036,012	22,560,810
Vantage Data Centers Issuer LLC
2018-1A, 4.07% due 02/16/43[4]	10,180,042	10,530,328
Diamond Issuer LLC
2020-1A, 2.74% due 07/20/50†††,4	7,900,000	7,882,775
Total Infrastructure		183,653,194

Net Lease - 0.8%
Capital Automotive REIT
2020-1A, 3.48% due 02/15/50[4]	22,246,000	23,113,280
2020-1A, 3.81% due 02/15/50[4]	20,070,000	20,862,576
2014-1A, 3.66% due 10/15/44[4]	11,242,829	11,276,715
Capital Automotive LLC
2017-1A, 3.87% due 04/15/47[4]	51,013,358	51,106,422
2017-1A, 4.18% due 04/15/47[4]	281,582	283,697
STORE Master Funding I-VII
2016-1A, 3.96% due 10/20/46[4]	28,916,795	29,496,368
2016-1A, 4.32% due 10/20/46[4]	11,710,149	12,023,072
CF Hippolyta LLC
2020-1, 2.28% due 07/15/60[4]	11,000,000	11,192,139
2020-1, 2.60% due 07/15/60[4]	4,000,000	4,061,008
STORE Master Funding I LLC
2015-1A, 4.17% due 04/20/45[4]	9,679,548	10,034,882
2015-1A, 3.75% due 04/20/45[4]	1,751,250	1,779,082
STORE Master Funding LLC
2014-1A, 5.00% due 04/20/44[4]	4,357,500	4,579,989
2013-3A, 5.21% due 11/20/43[4]	662,128	683,174
Total Net Lease		180,492,404

Whole Business - 0.7%
Arbys Funding LLC
2020-1A, 3.24% due 07/30/50[4]	97,550,000	100,311,641

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
Wendy’s Funding LLC
2019-1A, 3.78% due 06/15/49[4]	13,225,575	$14,023,738
2015-1A, 4.50% due 06/15/45[4]	7,980,000	8,146,782
2019-1A, 4.08% due 06/15/49[4]	1,637,313	1,756,198
Domino’s Pizza Master Issuer LLC
2017-1A, 1.50% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/25/47[4,7]	16,727,000	16,732,687
Applebee’s Funding LLC / IHOP Funding LLC
2019-1A, 4.72% due 06/07/49[4]	3,500,000	3,035,410
Planet Fitness Master Issuer LLC
2018-1A, 4.26% due 09/05/48[4]	2,940,000	2,940,559
DB Master Finance LLC
2019-1A, 4.35% due 05/20/49[4]	594,000	646,361
Drug Royalty III Limited Partnership 1
2017-1A, 3.60% due 04/15/27[4]	611,899	613,925
Total Whole Business		148,207,301

Transport-Container - 0.6%
Textainer Marine Containers VII Ltd.
2020-1A, 2.73% due 08/21/45[4]	68,171,935	69,676,776
CAL Funding IV Ltd.
2020-1A, 2.22% due 09/25/45[4]	22,000,000	22,069,925
Global SC Finance II SRL
2014-1A, 3.19% due 07/17/29[4]	12,757,333	12,967,427
2013-1A, 2.98% due 04/17/28[4]	387,500	388,772
Textainer Marine Containers VIII Ltd.
2020-2A, 2.10% due 09/20/45[4]	11,750,000	11,757,549
CLI Funding VI LLC
2020-1A, 2.08% due 09/18/45[4]	6,000,000	5,979,384
Cronos Containers Program Ltd.
2013-1A, 3.08% due 04/18/28[4]	4,094,583	4,092,722
Total Transport-Container		126,932,555

Collateralized Debt Obligations - 0.3%
Anchorage Credit Funding Ltd.
2016-4A, 3.50% due 02/15/35[4]	57,100,000	55,338,505
2016-3A, 3.85% due 10/28/33[4]	7,500,000	7,494,388
Putnam Structured Product Funding Ltd.
2003-1A, 1.16% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 10/15/38[4,7]	3,865,825	3,839,413
Total Collateralized Debt Obligations		66,672,306

Diversified Payment Rights - 0.1%
Bib Merchant Voucher Receivables Ltd.
4.18% due 04/07/28†††	21,400,000	22,445,454
CCR Incorporated MT100 Payment Rights Master Trust
2012-CA, 4.75% due 07/10/22†††,4	248,810	251,212
Total Diversified Payment Rights		22,696,666

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
Insurance - 0.0%
Chesterfield Financial Holdings LLC
2014-1A, 4.50% due 12/15/34[4]	2,981,250	$3,063,562
321 Henderson Receivables VI LLC
2010-1A, 5.56% due 07/15/59[4]	1,236,553	1,388,156
JGWPT XXV LLC
2012-1A, 4.21% due 02/16/65[4]	523,123	606,026
JG Wentworth XXXV LLC
2015-2A, 3.87% due 03/15/58[4]	40,027	46,096
Total Insurance		5,103,840

Transport-Rail - 0.0%
TRIP Rail Master Funding LLC
2017-1A, 2.71% due 08/15/47[4]	967,204	968,067
Total Asset-Backed Securities
(Cost $3,566,542,624)		3,540,918,008

U.S. GOVERNMENT SECURITIES†† - 4.5%
U.S. Treasury Strips
due 02/15/50[8,13,14]	736,163,000	473,067,465
U.S. Treasury Notes
0.25% due 05/31/25	403,300,000	403,347,263
2.00% due 04/30/24	12,460,000	13,266,006
1.75% due 06/30/24	9,101,000	9,629,996
2.38% due 02/29/24	7,749,000	8,328,056
0.50% due 04/30/27	6,780,000	6,812,841
1.38% due 02/15/23	4,500,000	4,631,308
1.75% due 12/31/26	4,000,000	4,336,250
1.50% due 10/31/24	3,820,000	4,019,058
2.25% due 08/15/27	3,370,000	3,780,587
0.50% due 05/31/27	2,600,000	2,611,172
1.13% due 02/28/27	2,250,000	2,352,129
2.13% due 05/15/25	880,000	955,625
U.S. Treasury Bonds
8.00% due 11/15/21	5,600,000	6,093,500
7.88% due 02/15/21	5,500,000	5,659,414
8.13% due 08/15/21	3,900,000	4,173,000
2.88% due 08/15/45	2,630,000	3,462,662
2.38% due 11/15/49	2,300,000	2,816,242
2.75% due 11/15/42	1,800,000	2,309,133
Total U.S. Government Securities
(Cost $938,821,594)		961,651,707

SENIOR FLOATING RATE INTERESTS††,7 - 3.4%
Consumer, Non-cyclical - 0.7%
US Foods, Inc.
4.25% (6 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 04/24/25	53,910,938	52,563,164
Bombardier Recreational Products, Inc.
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 05/24/27	51,350,000	51,756,692
Packaging Coordinators Midco, Inc.
due 09/25/27	20,800,000	20,683,104
5.00% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 06/30/23	4,235,313	4,219,431
Elanco Animal Health, Inc.
1.91% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 08/02/27	6,836,257	6,636,844
Dole Food Company, Inc.
3.75% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 04/06/24	3,863,462	3,801,491

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
Callaway Golf Company
4.65% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 01/02/26	2,531,808	$2,533,909
Hayward Industries, Inc.
3.65% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/05/24	2,010,140	1,953,615
Civitas Solutions, Inc.
4.40% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 03/09/26	398,068	391,929
Arterra Wines Canada, Inc.
3.75% (3 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 12/15/23	250,000	246,720
Atkins Nutritionals, Inc.
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 07/08/24	190,873	190,994
Total Consumer, Non-cyclical		144,977,893

Consumer, Cyclical - 0.6%
CHG Healthcare Services, Inc.
4.00% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 06/07/23	43,960,293	43,159,776
Samsonite IP Holdings SARL
5.50% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 04/25/25	37,985,798	36,988,670
BGIS (BIFM CA Buyer, Inc.)
3.76% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/01/26	33,136,373	32,556,487
Power Solutions (Panther)
3.65% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 04/30/26	4,604,495	4,479,299
Wabash National Corporation
due 09/17/27	4,250,000	4,218,125
1-800 Contacts
4.00% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 01/22/23	4,211,012	4,202,253
Cast & Crew Payroll LLC
3.90% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 02/09/26	2,409,917	2,293,639
Packers Sanitation Services, Inc.
4.00% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 12/04/24	1,084,425	1,062,736

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
1011778 BC Unlimited Liability Co.
1.90% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 11/19/26	1,043,742	$998,945
Whatabrands, LLC
2.91% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 07/31/26	694,750	678,576
Total Consumer, Cyclical		130,638,506

Industrial - 0.6%
Mileage Plus Holdings LLC
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27	30,500,000	30,974,580
Delta Air Lines, Inc.
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 05/01/23	28,997,875	28,925,380
TransDigm, Inc.
2.25% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 12/09/25	14,952,241	14,111,177
2.40% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/30/25	1,496,231	1,411,889
Charter Nex US, Inc.
3.75% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 05/16/24	13,362,672	13,017,514
3.40% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 05/16/24	497,451	484,498
Vertical (TK Elevator)
4.57% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 07/30/27	12,850,000	12,728,439
YAK MAT (YAK ACCESS LLC)
10.22% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	7,240,000	5,236,909
Consolidated Container Co. LLC
3.75% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 05/22/24	4,801,840	4,747,820
Berlin Packaging LLC
3.16% (1 Month USD LIBOR + 3.00% and 3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 11/07/25	4,593,473	4,447,079
Diversitech Holdings, Inc.
4.00% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 06/03/24	2,691,684	2,641,215
Filtration Group Corp.
3.15% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/31/25	1,670,000	1,634,780
American Bath Group LLC
5.00% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 09/29/23	771,746	770,117

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
Lineage Logistics LLC
4.00% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 02/27/25	748,082	$736,629
CPG International LLC
4.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 05/06/24	508,112	505,952
Pike Corp.
3.15% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 07/24/26	400,000	396,000
Fly Funding II SARL
2.50% (3 Month USD LIBOR + 1.75%, Rate Floor: 2.50%) due 08/11/25	311,021	267,478
BWAY Holding Co.
3.52% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/03/24	124,357	116,508
API Heat Transfer
12.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) (in-kind rate was 12.00%) due 01/01/24†††,15	42,037	37,518
12.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) (in-kind rate was 12.00%) due 10/02/23†††,15	7,500	6,825
Total Industrial		123,198,307

Financial - 0.6%
Citadel Securities LP
due 02/27/26	29,300,000	29,098,709
USI, Inc.
4.50% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 12/02/26	19,050,000	18,827,686
3.22% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 05/16/24	6,522,799	6,299,915
Jefferies Finance LLC due 09/27/27	20,600,000	20,394,000
Cross Financial Corp.
5.50% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 09/15/27	12,150,000	12,089,250
Alliant Holdings Intermediate LLC
due 05/09/25	7,614,175	7,384,836
Ryan Specialty Group LLC
4.00% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 09/01/27	6,600,000	6,529,908
Nexus Buyer LLC
3.90% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 11/09/26	5,861,797	5,816,602
NFP Corp.
3.40% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/15/27	5,485,998	5,262,005

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
Road Infrastructure Investment
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/23	4,283,487	$3,883,709
Jane Street Group LLC
3.15% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 01/31/25	3,091,890	3,062,919
GT Polaris, Inc.
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 09/24/27	2,700,000	2,677,212
AmeriLife Holdings LLC
4.16% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 03/18/27	542,426	534,290
Virtu Financial, Inc.
3.15% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/01/26	500,000	496,095
Total Financial		122,357,136

Basic Materials - 0.4%
GrafTech Finance, Inc.
4.50% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 02/12/25	32,952,665	32,485,725
Illuminate Buyer LLC
4.15% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 06/30/27	28,564,333	28,296,685
LSF11 Skyscraper HoldCo SARL
5.50% (1 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 08/09/27	20,028,000	19,827,720
PQ Corp.
4.00% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 02/08/27	9,500,000	9,443,000
Clearwater Paper Corp.
3.19% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 07/24/26†††	382,853	379,982
Total Basic Materials		90,433,112

Communications - 0.4%
UPC Financing Partnership
due 01/31/29	45,150,000	43,750,350
Xplornet Communications Inc.
4.90% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 06/10/27	19,551,000	19,147,858
T-Mobile USA, Inc.
3.15% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 04/01/27	10,523,625	10,507,629
Alchemy Copyrights LLC
4.00% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 08/16/27	6,050,000	6,034,875

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
Radiate Holdco, LLC
due 09/25/26	2,250,000	$2,207,813
Zayo Group Holdings, Inc.
3.15% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/09/27	1,545,367	1,497,631
Authentic Brands
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 09/27/24	1,074,222	1,051,008
Titan US Finco Llc
4.22% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/01/26	1,037,802	1,012,719
Internet Brands, Inc.
3.65% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 09/13/24	298,462	289,881
Total Communications		85,499,764

Technology - 0.1%
RP Crown Parent LLC (Blue Yonder)
4.00% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 02/02/26	11,670,750	11,510,277
Navicure, Inc.
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 10/22/26	4,700,000	4,653,000
Cologix Holdings, Inc.
4.00% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 03/20/24	2,402,672	2,343,614
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 03/20/24	2,100,000	2,048,382
Project Boost Purchaser LLC
3.65% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/01/26	2,995,501	2,903,150
Solera LLC
2.94% (2 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 03/03/23	881,034	861,704
Informatica LLC
3.40% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/25/27	696,500	680,285
Aston FinCo SARL
4.40% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/09/26	645,753	632,030
Neustar, Inc.
4.50% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 08/08/24	80,816	75,731
Aspect Software, Inc.
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24	9,733	9,246
Total Technology		25,717,419

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
Utilities - 0.0%
Hamilton Projects Acquiror LLC
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/17/27	14,962,500	$14,906,391
Total Senior Floating Rate Interests
(Cost $729,669,820)		737,728,528

FEDERAL AGENCY BONDS†† - 3.2%
Residual Funding Corporation Principal Strips
due 01/15/30[8,14]	119,764,000	107,689,105
due 04/15/30[8,14]	110,870,000	99,030,235
Freddie Mac Principal Strips
due 07/15/32[8,14,16]	123,250,000	104,487,465
Fannie Mae Principal Strips
due 07/15/37[8,14,16]	89,850,000	66,933,848
due 11/15/30[8,14,16]	37,570,000	33,014,666
due 08/06/38[8,14]	5,850,000	4,281,495
Tennessee Valley Authority
4.25% due 09/15/65	32,550,000	49,514,861
5.38% due 04/01/56	8,960,000	15,331,788
due 03/15/33[9,14]	3,000,000	2,469,795
due 01/15/28[9,14]	2,011,000	1,850,785
due 03/15/35[9,14]	1,142,000	891,880
due 09/15/53[9,14]	1,612,000	725,714
due 09/15/55[9,14]	1,612,000	677,985
due 09/15/56[9,14]	1,612,000	655,964
due 03/15/57[9,14]	1,612,000	646,236
due 09/15/57[9,14]	1,612,000	639,768
due 09/15/58[9,14]	1,612,000	623,971
due 03/15/59[9,14]	1,612,000	616,181
due 09/15/59[9,14]	1,612,000	606,980
due 09/15/60[9,14]	1,612,000	579,651
due 09/15/54[9,14]	1,020,000	440,979
due 03/15/61[9,14]	1,020,000	362,113
due 09/15/61[9,14]	1,020,000	357,509
due 09/15/62[9,14]	1,020,000	348,451
due 03/15/63[9,14]	1,020,000	343,068
due 09/15/63[9,14]	1,020,000	339,669
due 09/15/64[9,14]	1,020,000	330,114
due 03/15/65[9,14]	1,020,000	326,877
due 09/15/65[9,14]	1,020,000	321,751
Freddie Mac
due 01/02/34[14,17]	18,000,000	14,832,363
due 03/15/30[14,16]	12,050,000	10,733,381
due 07/15/30[14,16]	8,600,000	7,592,138
due 01/15/31[14]	7,750,000	6,730,269
due 09/15/36[14]	7,355,000	5,569,273
due 11/15/38[14]	6,000,000	4,325,242
due 09/15/30[14]	2,906,000	2,554,938
due 03/15/31[14]	2,500,000	2,181,550
2.05% due 08/19/50	2,010,000	1,942,503
due 07/15/31[14]	1,800,000	1,550,558
due 01/15/30[14]	1,050,000	937,183
2.02% due 10/05/45	720,000	711,211
Tennessee Valley Authority Principal Strips
due 01/15/48[8,14]	38,400,000	20,116,264
due 12/15/42[8,14]	23,785,000	14,817,745
due 01/15/38[8,14]	15,800,000	11,293,763
Federal Farm Credit Bank Funding Corp.
2.43% due 01/29/37	13,720,000	15,491,888
2.00% due 05/14/40	3,000,000	3,134,762
2.59% due 02/26/35	2,150,000	2,169,239
1.99% due 07/30/40	2,000,000	1,982,002
3.11% due 08/05/48	1,500,000	1,831,285
3.79% due 05/18/44	1,000,000	1,343,182
2.88% due 10/01/40	100,000	116,084
3.67% due 02/26/44	70,000	92,026
U.S. International Development Finance Corp.
3.17% due 10/05/34	11,376,350	13,188,116
1.79% due 10/15/29	9,900,000	10,442,681
Fannie Mae
due 01/15/32[14]	9,413,000	8,044,583
due 07/15/32[14]	3,963,000	3,361,299
due 01/15/35[14]	2,250,000	1,804,322
due 02/06/33[14]	1,456,000	1,223,905
due 01/15/33[14]	1,450,000	1,219,739
Federal Home Loan Bank
3.63% due 06/22/43	4,850,000	6,327,467
3.25% due 06/10/39	4,500,000	5,575,808
2.69% due 09/26/34	1,350,000	1,407,681
Federal Farm Credit Bank
3.58% due 04/11/47	4,900,000	6,448,178
Total Federal Agency Bonds
(Cost $572,906,242)		685,531,532

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
MUNICIPAL BONDS†† - 1.5%
California - 0.6%
State of California General Obligation Unlimited
7.55% due 04/01/39	11,900,000	$20,820,478
7.35% due 11/01/39	10,135,000	16,747,277
San Mateo Foster City School District General Obligation Unlimited
3.06% due 08/01/44	6,125,000	6,386,537
2.63% due 08/01/36	2,355,000	2,441,240
2.73% due 08/01/37	2,100,000	2,181,816
2.79% due 08/01/38	1,155,000	1,197,966
2.39% due 08/01/33	1,000,000	1,045,440
2.44% due 08/01/34	1,000,000	1,041,720
2.51% due 08/01/35	1,000,000	1,032,780
San Dieguito Union High School District General Obligation Unlimited
2.58% due 08/01/35	5,000,000	5,213,300
2.52% due 08/01/34	3,450,000	3,612,495
2.77% due 08/01/37	3,250,000	3,426,443
2.85% due 08/01/38	850,000	894,548
2.68% due 08/01/36	650,000	680,238
Poway Unified School District General Obligation Unlimited
due 08/01/40[14]	10,000,000	6,297,300
due 08/01/38[14]	8,460,000	5,690,873
Newport Mesa Unified School District General Obligation Unlimited
due 08/01/45[14]	8,565,000	3,649,803
due 08/01/39[14]	4,000,000	2,235,720
due 08/01/38[14]	2,000,000	1,379,000
due 08/01/40[14]	2,500,000	1,334,850
due 08/01/41[14]	2,000,000	1,018,140
due 08/01/43[14]	1,900,000	884,070
due 08/01/46[14]	800,000	326,360
San Diego Unified School District General Obligation Unlimited
due 07/01/39[14]	7,150,000	4,674,384
2.60% due 07/01/33	3,000,000	3,167,580
due 07/01/46[14]	2,200,000	1,131,284
due 07/01/42[14]	1,600,000	944,192
due 07/01/43[14]	1,350,000	768,893
Cypress School District General Obligation Unlimited
due 08/01/48[14]	14,450,000	5,729,136
California State University Revenue Bonds
2.98% due 11/01/51	5,000,000	5,239,300
Beverly Hills Unified School District California General Obligation Unlimited
due 08/01/34[14]	5,295,000	3,711,213
Placentia-Yorba Linda Unified School District General Obligation Unlimited
due 08/01/41[14]	5,325,000	3,258,740
San Bernardino Community College District General Obligation Unlimited
due 08/01/44[14]	4,750,000	2,380,273
Upland Unified School District General Obligation Unlimited
due 08/01/50[14]	5,040,000	2,152,886
Hanford Joint Union High School District General Obligation Unlimited
due 08/01/41[14]	4,125,000	1,929,098

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
Hillsborough City School District General Obligation Unlimited
due 09/01/33[14]	1,000,000	$718,810
due 09/01/37[14]	1,000,000	606,950
due 09/01/39[14]	1,000,000	558,500
San Marcos Unified School District General Obligation Unlimited
due 08/01/47[14]	3,600,000	1,741,824
Antelope Valley Community College District General Obligation Unlimited
due 02/15/25[14]	2,800,000	1,682,660
Oakland Redevelopment Agency Successor Agency Tax Allocation
4.00% due 09/01/39	1,100,000	1,166,374
Wiseburn School District General Obligation Unlimited
due 08/01/34[14]	900,000	675,468
Santa Ana Unified School District General Obligation Unlimited
due 08/01/35[14]	700,000	509,173
Total California		132,285,132

New York - 0.3%
Westchester County Local Development Corp. Revenue Bonds
3.85% due 11/01/50	40,000,000	40,223,600
New York Power Authority Revenue Bonds
2.82% due 11/15/39	16,500,000	17,705,820
4.00% due 11/15/45	11,460,000	13,409,346
New York City Water & Sewer System Revenue Bonds
5.00% due 06/15/49	650,000	808,958
Total New York		72,147,724

Texas - 0.1%
Dallas/Fort Worth International Airport Revenue Bonds
3.09% due 11/01/40	13,800,000	13,966,290
2.92% due 11/01/50	1,300,000	1,293,266
Wylie Independent School District General Obligation Unlimited
due 08/15/46[14]	8,885,000	3,535,164
due 08/15/43[14]	3,555,000	1,615,001
due 08/15/25[14]	1,560,000	665,826
Central Texas Turnpike System Revenue Bonds
3.03% due 08/15/41	3,150,000	3,160,868
Harris County-Houston Sports Authority Revenue Bonds
due 11/15/45[14]	2,850,000	1,009,185
due 11/15/41[14]	1,500,000	657,885
Grand Parkway Transportation Corp. Revenue Bonds
3.31% due 10/01/49	1,000,000	1,037,040
Total Texas		26,940,525

Ohio - 0.1%
Northeast Ohio Regional Sewer District Revenue Bonds
3.30% due 11/15/49	10,750,000	11,611,183
Ohio Turnpike & Infrastructure Commission Revenue Bonds
3.20% due 02/15/48	5,200,000	5,452,096

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
Dayton-Montgomery County Port Authority Revenue Bonds
1.84% due 09/01/38	4,600,000	$4,499,444
Total Ohio		21,562,723

Illinois - 0.1%
State of Illinois General Obligation Unlimited
5.65% due 12/01/38	5,850,000	6,926,224
6.63% due 02/01/35	1,820,000	2,246,189
City of Chicago Illinois General Obligation Unlimited
6.31% due 01/01/44	4,500,000	5,932,755
Total Illinois		15,105,168

Mississippi - 0.1%
University of Mississippi Medical Center Educational Building Corp. Revenue Bonds
2.92% due 06/01/41	11,800,000	11,800,000

Alabama - 0.1%
Auburn University Revenue Bonds
2.68% due 06/01/50	6,500,000	6,408,350
2.53% due 06/01/40	4,100,000	4,137,638
Total Alabama		10,545,988

Colorado - 0.1%
University of Colorado Revenue Bonds
2.81% due 06/01/48	6,850,000	6,993,644
2.61% due 06/01/42	1,000,000	1,018,600
Total Colorado		8,012,244

Oregon - 0.0%
Washington & Multnomah Counties School District No. 48J Beaverton General Obligation Unlimited
due 06/15/33[14]	3,850,000	2,741,585
Salem-Keizer School District No. 24J General Obligation Unlimited
due 06/15/40[14]	4,000,000	2,442,680
Total Oregon		5,184,265

North Carolina - 0.0%
Inlivian Revenue Bonds
3.02% due 01/01/38	4,125,000	4,409,872

Arizona - 0.0%
Northern Arizona University Revenue Bonds
3.09% due 08/01/39	2,350,000	2,460,873

Washington - 0.0%
Central Washington University Revenue Bonds
6.95% due 05/01/40	1,750,000	2,396,905
Klickitat County Public Utility District No. 1 Revenue Bonds
5.25% due 12/01/21	15,000	15,659
Total Washington		2,412,564

Florida - 0.0%
County of Miami-Dade Florida Revenue Bonds
due 10/01/41[14]	4,100,000	2,066,687

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
Pennsylvania - 0.0%
Pennsylvania Economic Development Financing Authority Revenue Bonds
due 01/01/41[14]	995,000	$565,080
due 01/01/37[14]	570,000	375,442
Altoona Water Authority Revenue Bonds
7.06% due 12/01/20	25,000	25,272
6.34% due 12/01/20	5,000	4,999
Armstrong School District General Obligation Limited
6.88% due 03/15/21	25,000	25,725
Total Pennsylvania		996,518

Oklahoma - 0.0%
Oklahoma Development Finance Authority Revenue Bonds
4.65% due 08/15/30	450,000	523,633

Idaho - 0.0%
Boise State University Revenue Bonds
3.06% due 04/01/40	250,000	256,755

Virginia - 0.0%
Montgomery County Economic Development Authority Revenue Bonds
4.66% due 06/01/21	25,000	25,695

Minnesota - 0.0%
Dakota & Washington Counties Housing & Redevelopment Authority/City of Bloomington Minnesota Revenue Bonds
8.38% due 09/01/21	5,000	5,299
Total Municipal Bonds
(Cost $293,802,007)		316,741,665

FOREIGN GOVERNMENT DEBT†† - 0.0%
Bermuda Government International Bond
3.38% due 08/20/50[4]	8,400,000	8,631,000
Total Foreign Government Debt
(Cost $8,376,448)		8,631,000

REPURCHASE AGREEMENTS††,18 - 0.3%
J.P. Morgan Securities LLC
issued 09/30/20 at 0.06% due 10/01/20	55,000,000	55,000,000
Total Repurchase Agreements
(Cost $55,000,000)		55,000,000

	Notional Value
OTC OPTIONS PURCHASED†† - 0.3%
Put options on:
Bank of America, N.A. 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	7,677,500,000	27,869,325
Morgan Stanley Capital Services LLC 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	3,979,800,000	14,446,674

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

	Notional Value	Value
Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61	3,552,900,000	$8,598,018
Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	893,700,000	3,244,131
Bank of America, N.A. 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61	630,100,000	1,524,842
Total OTC Options Purchased
(Cost $37,284,966)		55,682,990

Total Investments - 108.2%
(Cost $22,111,563,396)		$23,135,773,130
Other Assets & Liabilities, net - (8.2)%		(1,745,356,848)
Total Net Assets - 100.0%		$21,390,416,282

Centrally Cleared Credit Default Swap Agreements Protection Sold††

Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount
BofA Securities, Inc.	ICE	CDX.NA.IG.34.V1	1.00%	Quarterly	06/20/25	$885,290,000
BofA Securities, Inc.	ICE	CDX.NA.HY.35.V1	5.00%	Quarterly	12/20/25	121,840,000

Counterparty	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)**
BofA Securities, Inc.	$6,047,160	$(15,771,769)	$21,818,929
BofA Securities, Inc.	5,099,004	5,158,490	(59,486)
	$11,146,164	$(10,613,279)	$21,759,443

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

Centrally Cleared Interest Rate Swap Agreements††

Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	0.47%	Annually	03/09/25	$498,005,000
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	0.99%	Quarterly	08/20/50	127,000,000
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	0.53%	Quarterly	08/06/30	243,000,000
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	0.99%	Quarterly	08/25/50	100,000,000
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	0.65%	Quarterly	08/13/30	463,000,000
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.37%	Annually	12/04/21	175,200,000
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.34%	Annually	11/27/21	164,500,000
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.27%	Annually	02/07/23	82,400,000
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	0.59%	Annually	03/07/22	150,000,000
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	0.45%	Quarterly	07/13/27	300,000,000
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	0.51%	Annually	09/02/30	400,000,000
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	0.22%	Quarterly	07/13/23	500,000,000
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	0.52%	Annually	10/02/30	132,900,000

Counterparty	Value	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)**
BofA Securities, Inc.	$7,945,445	$2,122	$7,943,323
BofA Securities, Inc.	4,882,085	2,513	4,879,572
BofA Securities, Inc.	4,528,030	2,209	4,525,821
BofA Securities, Inc.	4,029,984	2,043	4,027,941
BofA Securities, Inc.	3,166,873	3,949	3,162,924
BofA Securities, Inc.	2,757,766	433	2,757,333
BofA Securities, Inc.	2,500,918	410	2,500,508
BofA Securities, Inc.	2,419,649	396	2,419,253
BofA Securities, Inc.	1,178,462	481	1,177,981
BofA Securities, Inc.	755,841	2,032	753,809
BofA Securities, Inc.	442,088	3,472	438,616
BofA Securities, Inc.	240,985	1,433	239,552
BofA Securities, Inc.	—	1,363	(1,363)
	$34,848,126	$22,856	$34,825,270

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Credit Index Swap Agreements††
Bank of America, N.A.	iShares iBoxx $ Investment Grade Corporate Bond ETF	0.52% (1 Month USD LIBOR + 0.36%)	At Maturity	12/21/20	453,160	$61,045,184	$507,539

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

Forward Foreign Currency Exchange Contracts††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2020	Unrealized Appreciation (Depreciation)
Citibank N.A., New York	436,650,000	BRL	07/01/21	$103,795,926	$77,074,576	$26,721,350
Goldman Sachs International	149,210,000	BRL	07/01/21	34,956,074	26,337,565	8,618,509
Bank of America, N.A.	17,346,669,000	JPY	08/02/21	171,181,418	165,202,702	5,978,716
JPMorgan Chase Bank, N.A.	67,200,000	BRL	07/01/21	15,963,892	11,861,701	4,102,191
JPMorgan Chase Bank, N.A.	10,005,000,000	JPY	07/01/21	97,867,553	95,236,294	2,631,259
Morgan Stanley Capital Services LLC	8,674,335,000	JPY	08/02/21	85,134,311	82,610,879	2,523,432
Citibank N.A., New York	8,674,335,000	JPY	05/06/21	84,594,646	82,498,104	2,096,542
Goldman Sachs International	4,532,865,300	JPY	12/20/21	44,786,733	43,279,045	1,507,688
Barclays Bank plc	3,469,734,000	JPY	06/01/21	33,963,724	33,012,569	951,155
Goldman Sachs International	67,282,219	ILS	08/01/22	20,296,295	19,968,323	327,972
Goldman Sachs International	28,886,625	ILS	11/30/22	8,761,487	8,591,918	169,569
Barclays Bank plc	14,152,000	EUR	10/16/20	16,755,029	16,603,630	151,399
Bank of America, N.A.	75,749,000	ILS	01/31/22	22,457,456	22,414,975	42,481
Bank of America, N.A.	8,669,000	JPY	02/01/21	84,687	82,339	2,348
Goldman Sachs International	499,481	ILS	07/30/21	148,223	147,193	1,030
Goldman Sachs International	356,625	ILS	11/30/21	106,445	105,423	1,022
JPMorgan Chase Bank, N.A.	5,000,000	JPY	01/04/21	48,459	47,473	986
Morgan Stanley Capital Services LLC	4,335,000	JPY	02/01/21	42,095	41,174	921
Citibank N.A., New York	4,335,000	JPY	11/02/20	41,821	41,111	710
Goldman Sachs International	2,265,300	JPY	06/21/21	22,155	21,560	595
Goldman Sachs International	2,265,300	JPY	12/21/20	21,918	21,501	417
Barclays Bank plc	1,734,000	JPY	12/01/20	16,789	16,450	339
Goldman Sachs International	358,579	ILS	11/30/20	105,125	104,884	241
Citibank N.A., New York	10,820	ILS	02/01/21	3,068	3,171	(103)
Bank of America, N.A.	3,949,000	ILS	02/01/21	1,153,835	1,157,247	(3,412)
Goldman Sachs International	164,231,850	ILS	01/31/22	48,573,459	48,598,038	(24,579)
Goldman Sachs International	5,123,000	GBP	10/16/20	6,553,583	6,610,999	(57,416)
Bank of America, N.A.	33,128,000	ILS	04/30/21	9,634,434	9,731,157	(96,723)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2020	Unrealized Appreciation (Depreciation)
Citibank N.A., New York	75,123,800	ILS	04/30/21	$21,943,567	$22,067,179	$(123,612)
Goldman Sachs International	112,111,771	ILS	02/01/21	32,654,346	32,854,144	(199,798)
JPMorgan Chase Bank, N.A.	49,075,000	EUR	12/30/20	57,298,988	57,688,089	(389,101)
Goldman Sachs International	427,522,900	ILS	04/30/21	125,180,155	125,582,362	(402,207)
Goldman Sachs International	108,769,700	EUR	07/30/21	126,349,602	128,461,765	(2,112,163)
JPMorgan Chase Bank, N.A.	107,510,325	EUR	07/30/21	124,085,191	126,974,388	(2,889,197)
						$49,532,561

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at September 30, 2020	Unrealized Appreciation
Goldman Sachs International	216,280,025	EUR	07/30/21	$248,181,329	$255,436,154	$7,254,825
Goldman Sachs International	239,980,850	ILS	01/31/22	65,373,466	71,013,012	5,639,546
Goldman Sachs International	267,887,350	ILS	04/30/21	74,716,169	78,690,349	3,974,180
JPMorgan Chase Bank, N.A.	267,887,350	ILS	04/30/21	75,482,488	78,690,349	3,207,861
Goldman Sachs International	67,282,219	ILS	08/01/22	18,074,471	19,968,323	1,893,852
Goldman Sachs International	116,071,591	ILS	02/01/21	32,426,109	34,014,560	1,588,451
JPMorgan Chase Bank, N.A.	26,021,004,000	JPY	08/02/21	246,341,040	247,813,582	1,472,542
Goldman Sachs International	8,674,335,000	JPY	05/06/21	81,311,726	82,498,104	1,186,378
Goldman Sachs International	28,886,625	ILS	11/30/22	7,727,829	8,591,918	864,089
JPMorgan Chase Bank, N.A.	3,469,734,000	JPY	06/01/21	32,564,374	33,012,569	448,195
Barclays Bank plc	4,532,865,300	JPY	12/20/21	43,207,180	43,279,045	71,865
Goldman Sachs International	499,481	ILS	07/30/21	134,017	147,193	13,176
Goldman Sachs International	356,625	ILS	11/30/21	95,100	105,423	10,323
Goldman Sachs International	358,579	ILS	11/30/20	95,064	104,884	9,820
JPMorgan Chase Bank, N.A.	13,004,000	JPY	02/01/21	122,506	123,514	1,008

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at September 30, 2020	Unrealized Appreciation (Depreciation)
Goldman Sachs International	4,335,000	JPY	11/02/20	$40,409	$41,111	$702
JPMorgan Chase Bank, N.A.	1,734,000	JPY	12/01/20	16,180	16,450	270
JPMorgan Chase Bank, N.A.	53,000	GBP	10/16/20	68,157	68,394	237
Barclays Bank plc	2,265,300	JPY	12/21/20	21,329	21,501	172
Barclays Bank plc	2,265,300	JPY	06/21/21	21,468	21,560	92
JPMorgan Chase Bank, N.A.	5,000,000	JPY	01/04/21	48,546	47,473	(1,073)
JPMorgan Chase Bank, N.A.	10,005,000,000	JPY	07/01/21	97,690,768	95,236,294	(2,454,474)
JPMorgan Chase Bank, N.A.	218,775,000	BRL	07/01/21	42,398,256	38,616,719	(3,781,537)
Citibank N.A., New York	434,285,000	BRL	07/01/21	83,284,770	76,657,123	(6,627,647)
						$14,772,853

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of September 30, 2020.
[3]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[4]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $7,177,875,018 (cost $7,051,612,698), or 33.6% of total net assets.

[5]	Perpetual maturity.
[6]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $589,510,887 (cost $587,343,483), or 2.8% of total net assets — See Note 10.

[7]

Variable rate security. Rate indicated is the rate effective at September 30, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[8]	Security is a principal-only strip.
[9]	Security is an interest-only strip.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

[10]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2020. See table below for additional step information for each security.

[11]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[12]	Security is in default of interest and/or principal obligations.
[13]	All or a portion of this security is pledged as interest rate swap collateral at September 30, 2020.
[14]	Zero coupon rate security.
[15]	Payment-in-kind security.
[16]

All or a portion of this security has been physically segregated or earmarked in connection with reverse repurchase agreements. At September 30, 2020, the total market value of segregated or earmarked security was $222,761,498 — See Note 6.

[17]	All or a portion of this security is pledged as collateral for put options purchased contracts at September 30, 2020.
[18]

Repurchase Agreements — The interest rate on repurchase agreements is market driven and based on the underlying collateral obtained. See additional disclosure in the repurchase agreements table below for more information on repurchase agreements.

BofA — Bank of America
BRL — Brazilian Real
CDX.NA.IG.34.V1 — Credit Default Swap North American Investment Grade Series 34 Index Version 1
CDX.NA.HY.35.V1 — Credit Default Swap North American High Yield Series 35 Index Version 1
CME — Chicago Mercantile Exchange
CMS — Constant Maturity Swap
CMT — Constant Maturity Treasury
EUR — Euro
GBP — British Pound
ICE — Intercontinental Exchange
ILS — Israeli New Shekel
JPY — Japanese Yen
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REMIC — Real Estate Mortgage Investment Conduit
REIT — Real Estate Investment Trust
SARL — Société à Responsabilité Limitée
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$209,870,474	$—	$3,870	$209,874,344
Preferred Stocks	—	125,941,272	4,598	125,945,870
Warrants	7,368,744	—	—	7,368,744
Exchange-Traded Funds	1,064,684,521	—	—	1,064,684,521
Mutual Funds	67,773,040	—	—	67,773,040
Closed-End Funds	14,746,977	—	—	14,746,977
Money Market Fund	232,340,245	—	—	232,340,245
Corporate Bonds	—	10,014,586,253	244,694,520	10,259,280,773
Collateralized Mortgage Obligations	—	4,623,882,693	167,990,493	4,791,873,186
Asset-Backed Securities	—	3,074,421,002	466,497,006	3,540,918,008
U.S. Government Securities	—	961,651,707	—	961,651,707
Senior Floating Rate Interests	—	737,304,203	424,325	737,728,528
Federal Agency Bonds	—	685,531,532	—	685,531,532
Municipal Bonds	—	316,741,665	—	316,741,665
Foreign Government Debt	—	8,631,000	—	8,631,000
Repurchase Agreements	—	55,000,000	—	55,000,000
Options Purchased	—	55,682,990	—	55,682,990
Credit Default Swap Agreements**	—	21,818,929	—	21,818,929
Interest Rate Swap Agreements**	—	34,826,633	—	34,826,633
Total Return Swap Agreements**	—	507,539	—	507,539
Forward Foreign Currency Exchange Contracts**	—	83,468,456	—	83,468,456
Total Assets	$1,596,784,001	$20,799,995,874	$879,614,812	$23,276,394,687

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Credit Default Swap Agreements**	$—	$59,486	$—	$59,486
Interest Rate Swap Agreements**	—	1,363	—	1,363
Forward Foreign Currency Exchange Contracts**	—	19,163,042	—	19,163,042
Unfunded Loan Commitments (Note 9)	—	—	2,340,507	2,340,507
Total Liabilities	$—	$19,223,891	$2,340,507	$21,564,398

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $210,746,499 are categorized as Level 2 within the disclosure hierarchy — See Note 6.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at September 30, 2020	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$362,850,000	Model Price	Purchase Price	—	—
Asset-Backed Securities	94,860,303	Yield Analysis	Yield	2.4%-3.1%	2.6%
Asset-Backed Securities	8,786,703	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Collateralized Mortgage Obligations	162,731,810	Model Price	Purchase Price	—	—
Collateralized Mortgage Obligations	5,258,683	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Common Stocks	3,870	Enterprise Value	Valuation Multiple	2.0x-12.0x	11.5x
Corporate Bonds	242,979,105	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Corporate Bonds	1,715,415	Yield Analysis	Yield	8.5%	—
Preferred Stocks	4,598	Yield Analysis	Yield	19.4%	—
Senior Floating Rate Interests	379,982	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	44,343	Enterprise Value	Valuation Multiple	12.0x	—
Total Assets	$879,614,812

Liabilities:
Unfunded Loan Commitments	$2,340,507	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, market comparable yields, or valuation multiples would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended September 30, 2020, the Fund had assets with a total value of $3,935,826 transfer into Level 3 from Level 2 due to a lack of observable inputs and had assets with a total value of $16,856,817 transfer out of Level 3 into Level 2 due to changes in the securities valuation methods based on the availability of observable market inputs.

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2020:

	Assets							Liabilities
	Asset- Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Senior Floating Rate Interests	Common Stocks	Preferred Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$137,712,008	$61,127,008	$6,422,750	$2,274,404	$12,885	$—	$207,549,055	$(263,215)
Purchases/(Receipts)	439,403,552	166,624,721	238,374,000	572,283	—	—	844,974,556	(2,360,093)
(Sales, maturities and paydowns)/Fundings	(114,852,255)	(48,945,668)	(6,562,080)	(2,427,874)	—	—	(172,787,877)	253,726
Amortization of premiums/discounts	1,853	(36,092)	(14,684)	1,641	—	—	(47,282)	—
Total realized gains (losses) included in earnings	5,923	2,203,401	562,080	(46,384)	—	—	2,725,020	(201,420)
Total change in unrealized appreciation (depreciation) included in earnings	3,974,713	3,873,940	2,232,438	50,255	(9,015)	—	10,122,331	230,495
Transfers into Level 3	251,212	—	3,680,016	—	—	4,598	3,935,826	—
Transfers out of Level 3	—	(16,856,817)	—	—	—	—	(16,856,817)	—
Ending Balance	$466,497,006	$167,990,493	$244,694,520	$424,325	$3,870	$4,598	879,614,812	$(2,340,507)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2020	$3,979,055	$1,465,338	$2,655,188	$3,376	$(9,015)	$—	8,093,942	$17,090

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
CSMC Trust 2020-NQM1, 1.72% due 05/25/65	2.72%	09/26/24	—	—
Legacy Mortgage Asset Trust 2018-GS3, 4.00% due 06/25/58	7.00%	07/25/21	8.00%	07/26/22
Verus Securitization Trust 2020-1, 2.42% due 01/25/60	3.42%	01/26/24	—	—
Verus Securitization Trust 2019-4, 2.64% due 11/25/59	3.64%	10/26/23	—	—

Repurchase Agreements

The Fund may engage in repurchase agreements. Repurchase agreements are fixed income securities in the form of agreements backed by collateral. These agreements typically involve the acquisition by the Fund of securities from the selling institution coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future. The Fund may accept a wide variety of underlying securities as collateral for the repurchase agreements entered into by the Fund. Any such securities serving as collateral are marked-to-market daily in order to maintain full collateralization. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In the event that a Fund terminates a repurchase agreement prior to the contractually agreed upon repurchase date, the Fund is charged a breakage fee by the counterparty to compensate for the early termination. Such fees are recorded as repurchase agreement breakage fees on the Statement of Operations.

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral. The collateral is in the possession of the Fund’s custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements.

The use of repurchase agreements involves certain risks. For example, if the selling institution defaults on its obligation to repurchase the underlying securities at a time when the value of securities has declined, the Fund may incur a loss upon disposition of them. In the event of an insolvency or bankruptcy by the selling institution, the Fund’s right to control the collateral could be affected and result in certain costs and delays. In addition, the Fund could incur a loss if the value of the underlying collateral falls below the agreed upon repurchase price.

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
TOTAL RETURN BOND FUND

At September 30, 2020, the repurchase agreements in the account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Bill
0.06%			0.00%
10/01/20	$55,000,000	$55,000,092	11/24/2020	$24,879,200	$24,876,090

			U.S. Treasury Note
			2.50%
			1/15/2022	30,149,600	31,222,865

			U.S. Treasury Inflation Indexed Note
			0.13%
			7/15/2024	1,091	1,154
				$55,029,891	$56,100,109

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended September 30, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Common Stocks
BP Holdco LLC*	$188	$—	$—	$—	$—
Mutual Funds
Guggenheim Floating Rate Strategies Fund — R6-Class	47,451,399	70,842	(47,199,315)	(1,797,792)	1,474,866
Guggenheim Strategy Fund II	26,039,254	570,186	—	—	153,304
Guggenheim Strategy Fund III	26,014,479	508,656	(12,000,000)	(255,149)	190,544
Guggenheim Ultra Short Duration Fund — Institutional Class	26,060,726	436,221	—	—	54,819
	$125,566,046	$1,585,905	$(59,199,315)	$(2,052,941)	$1,873,533

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2020
TOTAL RETURN BOND FUND

Security Name	Value 09/30/20	Shares 09/30/20	Investment Income
Common Stocks
BP Holdco LLC*	$188	532	$—
Mutual Funds
Guggenheim Floating Rate Strategies Fund — R6-Class	—	—	70,842
Guggenheim Strategy Fund II	26,762,744	1,071,796	570,184
Guggenheim Strategy Fund III	14,458,530	576,726	508,654
Guggenheim Ultra Short Duration Fund — Institutional Class	26,551,766	2,660,498	436,219
	$67,773,228		$1,585,899

*	Non-income producing security.

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
TOTAL RETURN BOND FUND

September 30, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $21,988,945,626)	$23,012,999,902
Investments in affiliated issuers, at value (cost $67,617,770)	67,773,228
Repurchase agreements, at value (cost $55,000,000)	55,000,000
Cash	352,027
Segregated cash with broker	14,589,355
Unamortized upfront premiums paid on credit default swap agreements	5,158,490
Unamortized upfront premiums paid on interest rate swap agreements	22,856
Unrealized appreciation on OTC swap agreements	507,539
Unrealized appreciation on forward foreign currency exchange contracts	83,468,456
Prepaid expenses	382,788
Receivables:
Securities sold	3,667,451,311
Interest	139,565,207
Fund shares sold	61,725,431
Variation margin on interest rate swap agreements	7,709,303
Dividends	622,046
Swap settlement	558,841
Protection fees on credit default swap agreements	440,766
Foreign tax reclaims	230,641
Total assets	27,118,558,187

Liabilities:
Unfunded loan commitments, at value (Note 9) (commitment fees received $2,357,601)	2,340,507
Reverse repurchase agreements	210,746,499
Segregated cash due to broker	84,619,072
Unamortized upfront premiums received on credit default swap agreements	15,771,769
Unrealized depreciation on forward foreign currency exchange contracts	19,163,042
Payable for:
Securities purchased	5,343,280,744
Fund shares redeemed	26,379,631
Distributions to shareholders	7,148,121
Management fees	5,240,445
Variation margin on credit default swap agreements	4,024,711
Fund accounting/administration fees	1,203,988
Distribution and service fees	623,166
Transfer agent/maintenance fees	386,516
Trustees’ fees*	7,899
Miscellaneous	7,205,795
Total liabilities	5,728,141,905
Net assets	$21,390,416,282

Net assets consist of:
Paid in capital	$19,811,193,179
Total distributable earnings (loss)	1,579,223,103
Net assets	$21,390,416,282

A-Class:
Net assets	$804,750,043
Capital shares outstanding	27,044,673
Net asset value per share	$29.76
Maximum offering price per share (Net asset value divided by 96.00%)	$31.00

C-Class:
Net assets	$338,655,563
Capital shares outstanding	11,379,869
Net asset value per share	$29.76

P-Class:
Net assets	$926,745,402
Capital shares outstanding	31,152,466
Net asset value per share	$29.75

Institutional Class:
Net assets	$19,152,856,726
Capital shares outstanding	643,101,083
Net asset value per share	$29.78

R6-Class:
Net assets	$167,408,548
Capital shares outstanding	5,617,945
Net asset value per share	$29.80

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

STATEMENT OF OPERATIONS
TOTAL RETURN BOND FUND

Year Ended September 30, 2020

Investment Income:
Dividends from securities of unaffiliated issuers	$17,427,833
Dividends from securities of affiliated issuers	1,585,899
Interest from securities of unaffiliated issuers (net of foreign withholding tax of $186,074)	433,828,166
Total investment income	452,841,898

Expenses:
Management fees	63,223,246
Distribution and service fees:
A-Class	1,585,254
C-Class	2,972,180
P-Class	1,985,486
Transfer agent/maintenance fees:
A-Class	712,553
C-Class	261,316
P-Class	991,261
Institutional Class	9,485,169
R6-Class	13,005
Fund accounting/administration fees	12,061,656
Line of credit fees	1,347,505
Professional fees	1,154,911
Custodian fees	869,423
Repurchase agreement breakage fees	659,784
Trustees’ fees*	356,827
Interest expense	55,454
Miscellaneous	1,912,784
Recoupment of previously waived fees:
A-Class	14,502
C-Class	7,069
P-Class	1,188
Institutional Class	5,805
R6-Class	6,089
Total expenses	99,682,467
Less:
Expenses reimbursed by Adviser:
A-Class	(419,618)
C-Class	(122,695)
P-Class	(609,680)
Institutional Class	(8,187,692)
R6-Class	(6,660)
Expenses waived by Adviser	(621,587)
Earnings credits applied	(215,354)
Total waived/reimbursed expenses	(10,183,286)
Net expenses	89,499,181
Net investment income	363,342,717

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	409,960,247
Investments in affiliated issuers	(2,052,941)
Swap agreements	128,378,410
Futures contracts	6,884,293
Forward foreign currency exchange contracts	35,956,259
Foreign currency transactions	5,261,755
Net realized gain	584,388,023
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	652,069,296
Investments in affiliated issuers	1,873,533
Swap agreements	91,363,804
Options purchased	26,128,178
Forward foreign currency exchange contracts	24,015,949
Foreign currency translations	(155,052)
Net change in unrealized appreciation (depreciation)	795,295,708
Net realized and unrealized gain	1,379,683,731
Net increase in net assets resulting from operations	$1,743,026,448

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
TOTAL RETURN BOND FUND

	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$363,342,717	$313,602,971
Net realized gain (loss) on investments	584,388,023	(13,501,878)
Net change in unrealized appreciation (depreciation) on investments	795,295,708	424,184,656
Net increase in net assets resulting from operations	1,743,026,448	724,285,749

Distributions to shareholders:
A-Class	(14,139,957)	(17,650,066)
C-Class	(4,404,558)	(5,704,804)
P-Class	(17,649,084)	(21,602,062)
Institutional Class	(363,935,819)	(321,960,314)
R6-Class	(3,433,470)	(1,386,227)
Total distributions to shareholders	(403,562,888)	(368,303,473)

Capital share transactions:
Proceeds from sale of shares
A-Class	390,304,686	291,044,602
C-Class	96,598,040	79,694,391
P-Class	445,917,866	351,341,399
Institutional Class	10,467,112,876	6,140,295,101
R6-Class	149,980,117	24,004,225
Distributions reinvested
A-Class	12,577,240	15,903,479
C-Class	3,666,589	4,753,753
P-Class	17,508,562	21,298,550
Institutional Class	303,841,966	260,717,634
R6-Class	3,433,046	1,386,227
Cost of shares redeemed
A-Class	(257,595,809)	(304,339,035)
C-Class	(71,903,157)	(71,478,334)
P-Class	(417,273,313)	(313,106,525)
Institutional Class	(4,949,016,576)	(3,528,943,102)
R6-Class	(53,331,923)	(8,999,085)
Net increase from capital share transactions	6,141,820,210	2,963,573,280
Net increase in net assets	7,481,283,770	3,319,555,556

Net assets:
Beginning of year	13,909,132,512	10,589,576,956
End of year	$21,390,416,282	$13,909,132,512

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
TOTAL RETURN BOND FUND

	Year Ended September 30, 2020	Year Ended September 30, 2019
Capital share activity:
Shares sold
A-Class	13,593,542	10,870,632
C-Class	3,373,040	2,970,672
P-Class	15,597,287	13,120,761
Institutional Class	366,759,309	228,795,854
R6-Class	5,376,306	890,426
Shares issued from reinvestment of distributions
A-Class	441,156	592,684
C-Class	128,418	177,175
P-Class	615,214	793,377
Institutional Class	10,620,644	9,694,369
R6-Class	120,055	51,500
Shares redeemed
A-Class	(9,218,165)	(11,329,916)
C-Class	(2,550,900)	(2,663,801)
P-Class	(14,959,306)	(11,696,424)
Institutional Class	(176,503,485)	(131,586,335)
R6-Class	(1,897,087)	(334,949)
Net increase in shares	211,496,028	110,346,025

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016
Per Share Data
Net asset value, beginning of period	$27.42	$26.69	$27.05	$27.23	$26.50
Income (loss) from investment operations:
Net investment income (loss)[a]	.56	.64	.72	.83	.96
Net gain (loss) on investments (realized and unrealized)	2.41	.85	(.37)	.05	.81
Total from investment operations	2.97	1.49	.35	.88	1.77
Less distributions from:
Net investment income	(.63)	(.65)	(.71)	(.95)	(1.04)
Net realized gains	—	(.11)	—	(.11)	—
Total distributions	(.63)	(.76)	(.71)	(1.06)	(1.04)
Net asset value, end of period	$29.76	$27.42	$26.69	$27.05	$27.23

Total Return[b]	10.96%	5.70%	1.28%	3.33%	6.88%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$804,750	$609,602	$589,760	$744,989	$548,223
Ratios to average net assets:
Net investment income (loss)	1.99%	2.37%	2.66%	3.08%	3.63%
Total expenses[c]	0.87%	0.96%	0.93%	1.02%	1.15%
Net expenses[d,e,f]	0.80%	0.80%	0.81%	0.87%	0.97%
Portfolio turnover rate	116%	68%	48%	72%	86%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016
Per Share Data
Net asset value, beginning of period	$27.43	$26.69	$27.05	$27.23	$26.50
Income (loss) from investment operations:
Net investment income (loss)[a]	.35	.43	.52	.65	.75
Net gain (loss) on investments (realized and unrealized)	2.40	.87	(.38)	.03	.82
Total from investment operations	2.75	1.30	.14	.68	1.57
Less distributions from:
Net investment income	(.42)	(.45)	(.50)	(.75)	(.84)
Net realized gains	—	(.11)	—	(.11)	—
Total distributions	(.42)	(.56)	(.50)	(.86)	(.84)
Net asset value, end of period	$29.76	$27.43	$26.69	$27.05	$27.23

Total Return[b]	10.10%	4.95%	0.53%	2.58%	6.08%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$338,656	$286,050	$265,486	$251,177	$216,255
Ratios to average net assets:
Net investment income (loss)	1.24%	1.62%	1.93%	2.44%	2.82%
Total expenses[c]	1.59%	1.60%	1.62%	1.74%	1.83%
Net expenses[d,e,f]	1.55%	1.55%	1.55%	1.60%	1.69%
Portfolio turnover rate	116%	68%	48%	72%	86%

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016
Per Share Data
Net asset value, beginning of period	$27.42	$26.69	$27.04	$27.23	$26.49
Income (loss) from investment operations:
Net investment income (loss)[a]	.56	.63	.72	.85	.96
Net gain (loss) on investments (realized and unrealized)	2.40	.86	(.36)	.03	.84
Total from investment operations	2.96	1.49	.36	.88	1.80
Less distributions from:
Net investment income	(.63)	(.65)	(.71)	(.96)	(1.06)
Net realized gains	—	(.11)	—	(.11)	—
Total distributions	(.63)	(.76)	(.71)	(1.07)	(1.06)
Net asset value, end of period	$29.75	$27.42	$26.69	$27.04	$27.23

Total Return	10.92%	5.70%	1.32%	3.34%	6.97%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$926,745	$819,770	$738,694	$572,644	$161,928
Ratios to average net assets:
Net investment income (loss)	1.98%	2.37%	2.69%	3.14%	3.58%
Total expenses[c]	0.88%	0.87%	0.91%	1.03%	0.96%
Net expenses[d,e,f]	0.80%	0.80%	0.80%	0.86%	0.82%
Portfolio turnover rate	116%	68%	48%	72%	86%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016
Per Share Data
Net asset value, beginning of period	$27.45	$26.71	$27.07	$27.26	$26.53
Income (loss) from investment operations:
Net investment income (loss)[a]	.65	.71	.80	.93	1.05
Net gain (loss) on investments (realized and unrealized)	2.39	.87	(.37)	.04	.82
Total from investment operations	3.04	1.58	.43	.97	1.87
Less distributions from:
Net investment income	(.71)	(.73)	(.79)	(1.05)	(1.14)
Net realized gains	—	(.11)	—	(.11)	—
Total distributions	(.71)	(.84)	(.79)	(1.16)	(1.14)
Net asset value, end of period	$29.78	$27.45	$26.71	$27.07	$27.26

Total Return	11.23%	6.03%	1.59%	3.68%	7.26%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,152,857	$12,138,270	$8,957,902	$6,418,897	$3,024,918
Ratios to average net assets:
Net investment income (loss)	2.29%	2.64%	2.99%	3.47%	3.94%
Total expenses[c]	0.57%	0.58%	0.58%	0.68%	0.79%
Net expenses[d,e,f]	0.51%	0.51%	0.50%	0.52%	0.59%
Portfolio turnover rate	116%	68%	48%	72%	86%

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

R6-Class	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Period Ended Sept. 30, 2017[g]
Per Share Data
Net asset value, beginning of period	$27.46	$26.73	$27.09	$27.15
Income (loss) from investment operations:
Net investment income (loss)[a]	.65	.71	.81	.86
Net gain (loss) on investments (realized and unrealized)	2.40	.86	(.38)	.18
Total from investment operations	3.05	1.57	.43	1.04
Less distributions from:
Net investment income	(.71)	(.73)	(.79)	(.99)
Net realized gains	—	(.11)	—	(.11)
Total distributions	(.71)	(.84)	(.79)	(1.10)
Net asset value, end of period	$29.80	$27.46	$26.73	$27.09

Total Return	11.26%	5.99%	1.59%	3.97%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$167,409	$55,441	$37,735	$13,709
Ratios to average net assets:
Net investment income (loss)	2.28%	2.64%	3.00%	3.35%
Total expenses[c]	0.52%	0.52%	0.53%	0.65%
Net expenses[d,e,f]	0.51%	0.51%	0.50%	0.51%
Portfolio turnover rate	116%	68%	48%	72%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

FINANCIAL HIGHLIGHTS (concluded)
TOTAL RETURN BOND FUND

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	0.00%*	—	0.00%*	0.01%
C-Class	0.00%*	—	0.00%*	0.01%
P-Class	0.00%*	0.00%*	0.00%*	0.01%
Institutional Class	0.00%*	—	0.00%*	—
R6-Class	0.00%*	0.00%*	0.00%*	—

*	Less than 0.01%

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/20	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	0.79%	0.79%	0.80%	0.84%	0.87%
C-Class	1.54%	1.54%	1.55%	1.57%	1.60%
P-Class	0.79%	0.79%	0.80%	0.83%	0.75%
Institutional Class	0.50%	0.50%	0.49%	0.49%	0.49%
R6-Class	0.50%	0.50%	0.49%	0.48%	—

[g]	Since commencement of operations: October 19, 2016. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2020, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Total Return Bond Fund (the “Fund”), a diversified investment company. At September 30, 2020, A-Class, C-Class, P-Class, Institutional Class and R6-Class shares have been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM”) which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

NOTES TO FINANCIAL STATEMENTS (continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign

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currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

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The value of interest rate swap agreements entered into by the Fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the previous day’s Chicago Mercantile Exchange close price, adjusted for the current day’s spreads.

The values of other swap agreements entered into by the Fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying positions that the swaps pertain to at the close of the NYSE.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments.

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The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interest on When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(e) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

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(f) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(g) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(h) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(i) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject

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the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(j) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2020, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(k) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments

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or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

The Fund may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

(l) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

(m) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(n) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2020, are disclosed in the Statement of Operations.

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(o) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.09% at September 30, 2020.

(p) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

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Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Fund’s use and volume of call/put options purchased on a monthly basis:

	Average Notional Amount
Use	Call	Put
Hedge	$—	$14,777,916,667

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a monthly basis:

	Average Notional Amount
Use	Long	Short
Duration, Hedge, Income	$—	$18,132,720

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain

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standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

	Average Notional Amount
Use	Long	Short
Income	$45,337,874	$38,352,887

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
Use	Pay Floating Rate	Receive Floating Rate
Duration, Hedge	$1,484,370,167	$497,670,167

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over

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the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally-cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
Use	Protection Sold	Protection Purchased
Hedge, Index exposure	$846,937,333	$895,287,500

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

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The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge, Income	$859,868,948	$1,759,661,366

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2020:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
Interest Rate contracts	Investments in unaffiliated issuers, at value
Unamortized upfront premiums paid on interest rate swap agreements
Variation margin on interest rate swap agreements
Credit contracts	Unamortized upfront premiums paid on credit default swap agreements	Unamortized upfront premiums received on credit default swap agreements
	Unrealized appreciation on OTC swap agreements	Variation margin on credit default swap agreements

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2020:

Asset Derivative Investments Value
Swaps Interest Rate Risk*	Swaps Credit Risk*	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2020
$34,826,633	$22,326,468	$55,682,990	$83,468,456	$196,304,547

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Liability Derivative Investments Value
Swaps Interest Rate Risk*	Swaps Credit Risk*	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2020
$1,363	$59,486	$—	$19,163,042	$19,223,891

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives as reported on the Schedule of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on options purchased
Interest Rate/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2020:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total
$6,884,293	$33,342,246	$95,036,164	$—	$35,956,259	$171,218,962

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Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total
$—	$41,148,611	$50,215,193	$26,128,178	$24,015,949	$141,507,931

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are

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generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from

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counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Total return swap agreements	$507,539	$—	$507,539	$—	$—	$507,539
Forward foreign currency exchange contracts	83,468,456	—	83,468,456	(19,163,042)	(56,032,837)	8,272,577
Options purchased contracts	55,682,990	—	55,682,990	—	(25,609,456)	30,073,534

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Forward foreign currency exchange contracts	$19,163,042	$—	$19,163,042	$(19,163,042)	$—	$—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2020.

Counterparty	Asset Type	Cash Pledged	Cash Received
Barclays Bank plc	Forward foreign currency exchange contracts	$—	$1,241,000
BofA Securities, Inc.	Credit default swap agreements	14,589,355	—
BofA Securities, Inc.	Interest rate swap agreements	—	2,601,624
Citibank N.A., New York	Forward foreign currency exchange contracts	—	22,376,417
Goldman Sachs International	Forward foreign currency exchange contracts, Options purchased	—	41,910,031
Morgan Stanley Capital Services LLC	Forward foreign currency exchange contracts, Options purchased	—	16,490,000
Total		$14,589,355	$84,619,072

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on

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NOTES TO FINANCIAL STATEMENTS (continued)

inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.39% of the average daily net assets of the Fund.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Total Return Bond Fund - A-Class	0.79%	11/20/17	02/01/21
Total Return Bond Fund - C-Class	1.54%	11/20/17	02/01/21
Total Return Bond Fund - P-Class	0.79%	11/20/17	02/01/21
Total Return Bond Fund - Institutional Class	0.50%	11/30/12	02/01/21
Total Return Bond Fund - R6-Class	0.50%	10/19/16	02/01/21

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At September 30, 2020, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2021	2022	2023	Total
A-Class	$807,942	$970,954	$440,686	$2,219,582
C-Class	141,993	139,409	133,369	414,771
P-Class	661,267	529,763	636,580	1,827,610
Institutional Class	5,917,973	6,918,582	8,669,558	21,506,113
R6-Class	114	3,324	11,466	14,904

For the year ended September 30, 2020, GI recouped $34,653 from the Fund.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended September 30, 2020, the Fund waived $76,274 related to investments in affiliated funds.

For the year ended September 30, 2020, GFD retained sales charges of $253,986 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

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MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the year ended September 30, 2020, the Fund entered into reverse repurchase agreements as follows:

Number of Days Outstanding	Balance at September 30, 2020	Average Balance Outstanding	Average Interest Rate
147	$210,746,499	$229,110,729	0.06%

The following table presents reverse repurchase agreements that are subject to netting arrangements and offset in the Statement of Assets of Liabilities in conformity with U.S. GAAP:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Reverse repurchase agreements	$210,746,499	$—	$210,746,499	$(210,746,499)	$—	$—

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NOTES TO FINANCIAL STATEMENTS (continued)

As of September 30, 2020, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rate(s)	Maturity Date(s)	Face Value
BMO Capital Markets Corp.	0.23%	11/16/20	$104,680,270
J.P. Morgan Securities LLC	0.23%	11/10/20	106,066,229
Total			$210,746,499

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of year end, aggregated by asset class of the related collateral pledged by the Fund:

Asset Type	31 – 90 days	Total
Federal Agency Bonds	$210,746,499	$210,746,499
Gross amount of recognized liabilities for reverse repurchase agreements	$210,746,499	$210,746,499

Note 7 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2020 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$403,562,888	$—	$403,562,888

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended September 30, 2019 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$368,303,473	$—	$368,303,473

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2020 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
$365,106,663	$205,135,189	$1,055,624,060	$—	$(46,642,809)	$1,579,223,103

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2020, the Fund had no capital loss carryforwards.

For the year ended September 30, 2020, the following capital loss carryforward amounts were utilized:

Utilized
$12,384,098

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in swaps and CLO securities, foreign currency gains and losses, “mark-to-market” of forward foreign currency exchange contracts, losses deferred due to wash sales, reclassification of distributions, distributions in connection with redemption of fund shares, and dividends payable. Additional differences may result from bond premium/discount amortization, income accruals on certain investments, the deferral of losses related to tax straddle investments, and the “mark-to-market” of certain investments denominated in foreign currencies. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following adjustments were made on the Statement of Assets and Liabilities as of September 30, 2020 for permanent book/tax differences:

Paid In Capital	Total Distributable Earnings/(Loss)
$55,561,308	$(55,561,308)

At September 30, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
$22,137,264,626	$1,191,484,562	$(135,883,806)	$1,055,600,756

Note 8 – Securities Transactions

For the year ended September 30, 2020, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$22,974,446,354	$12,372,972,394

For the year ended September 30, 2020, the cost of purchases and proceeds from sales of government securities were as follows:

Purchases	Sales
$3,164,817,258	$5,033,115,027

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction

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NOTES TO FINANCIAL STATEMENTS (continued)

is effected at the current market price to save costs, where permissible. For the year ended September 30, 2020, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain
$132,114,307	$65,427,916	$2,016,517

Note 9 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of September 30, 2020. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of September 30, 2020, were as follows:

Borrower	Maturity Date	Face Amount	Value
AmeriLife Holdings LLC	03/18/27	$23,864	$358
Aspect Software, Inc.	07/15/23	2,046	19
Venture Global Calcasieu Pass LLC	08/19/26	28,550,000	2,340,130
		$28,575,910	$2,340,507

Note 10 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Airplanes Pass Through Trust
2001-1A, due 03/15/19[2]	11/30/11	$335,966	$41
Atlas Mara Ltd.
8.00% due 12/31/20	10/01/15	6,527,783	5,214,000
Cascade Funding Mortgage Trust
2019-RM3, 2.80% (WAC) due 06/25/69[1]	06/25/19	12,567,477	12,592,558
Cascade Funding Mortgage Trust
2018-RM2, 4.00% (WAC) due 10/25/68[1]	11/02/18	16,886,930	17,569,490
Central Storage Safety Project Trust
4.82% due 02/01/38	02/02/18	21,196,199	23,126,219
Copper River CLO Ltd.
2007-1A, due 01/20/21[3]	05/09/14	42,900	42,900
FKRT
5.47% due 07/03/23	06/12/20	161,280,577	162,731,807
Madison Avenue Secured Funding Trust
2019-1, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 11/11/20[1]	09/09/19	21,850,000	21,850,000

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NOTES TO FINANCIAL STATEMENTS (continued)

Restricted Securities	Acquisition Date	Cost	Value
Nationstar HECM Loan Trust
2019-2A, 2.27% (WAC) due 11/26/29[1]	11/21/19	$3,059,893	$3,067,788
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27	12/17/12	1,894,712	1,715,415
Station Place Securitization Trust
2020-7, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 12/24/20[1]	06/24/20	155,000,000	155,000,000
Station Place Securitization Trust
2020-9, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 02/15/21[1]	08/14/20	153,000,000	153,000,000
Station Place Securitization Trust
2020-5, 1.18% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 05/24/22[1]	05/13/20	20,000,000	20,000,000
Station Place Securitization Trust
2020-WL1, 2.90% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 06/25/51[1]	07/15/20	10,000,000	10,000,000
Station Place Securitization Trust
2020-WL1, 2.40% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 06/25/51[1]	07/15/20	3,000,000	3,000,000
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48	11/27/13	701,046	600,669
		$587,343,483	$589,510,887

[1]

Variable rate security. Rate indicated is the rate effective at September 30, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	Security is in default of interest and/or principal obligations.
[3]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.

Note 11 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,205,000,000 line of credit from Citibank, N.A., which was in place through October 4, 2019, at which time the line of credit was renewed with an increased commitment amount of $1,230,000,000. A Fund may draw (borrow) from the line of credit, with limits subject to applicable regulatory requirements around leverage, as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

112 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of its allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the year ended September 30, 2020.

On October 2, 2020, the Trust, along with other affiliated trusts, renewed the $1,230,000,000 line of credit with Citibank, N.A.

Note 12 – Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity.

As of October 1, 2019, the Fund has fully adopted the provisions of the 2017 ASU which were applied through a modified retrospective transition approach, as prescribed. The adoption resulted in a cumulative effect adjustment to reduce amortized cost and increase unrealized appreciation of investments for the Fund in the amount of $236,134.

The adoption had no impact on total distributable earnings (loss), net assets, the current period results from operations, or any prior period information presented in the financial statements.

Note 13 – COVID-19 and Recent Developments

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Note 14 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 113

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Total Return Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim Total Return Bond Fund (the “Fund”), (one of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedule of investments, as of September 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Guggenheim Funds Trust) at September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian, transfer agent, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. Our audits also included evaluating the accounting

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 27, 2020

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Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2021, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2020.

The Fund’s investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2020, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2020, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
2.11%	2.11%	47.32%	100.00%

With respect to the taxable year ended September 30, 2020, the Fund hereby designates as capital gain dividends the amount listed below, or, if subsequently determined to be different, the net capital gain of such year:

From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
$—	$55,561,308

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

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Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

●	Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)	●	Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)
●	Guggenheim Diversified Income Fund (“Diversified Income Fund”)	●	Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)
●	Guggenheim High Yield Fund (“High Yield Fund”)	●	Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)
●	Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)	●	Guggenheim Limited Duration Fund (“Limited Duration Fund”)
●	Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)	●	Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)
●	Guggenheim Municipal Income Fund (“Municipal Income Fund”)	●	Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

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●	Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)	●	Guggenheim SMid Cap Value Fund (“SMid Cap Value Fund”)
●	Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)	●	Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)
●	Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)	●	Guggenheim Ultra Short Duration Fund (“Ultra Short Duration Fund”)
●	Guggenheim World Equity Income Fund (“World Equity Income Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) Municipal Income Fund; (vi) Small Cap Value Fund; (vii) SMid Cap Value Fund; (viii) StylePlus—Large Core Fund; (ix) StylePlus—Mid Growth Fund; and (x) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund; (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; (vii) Total Return Bond Fund; and (viii) Ultra Short Duration Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).1 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for

[1]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as an “Adviser” and together, the “Advisers.”

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the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio. GPIM also serves as investment adviser for the Capital Stewardship Fund, which is addressed in a separate report.2

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.3 At meetings held by videoconference and/or telephonically on April 20–21, 2020 (the “April Meeting”) and on May 15 and 18, 2020 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by

[2]

Because shares of the Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to the Capital Stewardship Fund, and the Sub-Advisory Agreement with Concinnity Advisors, LP, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding the Capital Stewardship Fund.

[3]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief was originally limited to the period from March 13, 2020 to June 15, 2020 and was subsequently extended through August 15, 2020. The Board, including the Independent Trustees, relied on this relief in voting to renew the Agreements at a meeting of the Board held by videoconference on May 18, 2020.

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Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each of the Advisory Agreements and the GPIM Sub-Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by Each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal and regulatory risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund

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administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.4 As a result, the Committee did not evaluate the services provided to the Municipal Income Fund under the Advisory Agreement and the GPIM Sub-Advisory Agreement separately.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2019, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. The Committee also received certain updated performance information as of March 31, 2020.

[4]

Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Agreements.

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In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee considered more recent performance periods for those Funds with circumstances in which recent enhancements had been made to the portfolio management processes or techniques employed for a Fund. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund’s Institutional Class shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations:

Alpha Opportunity Fund: The returns of the Fund’s Institutional Class shares ranked in the 93rd and 97th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily due to the Fund’s beta profile and fundamental factor tilts. The Committee noted management’s statement that the Fund’s lower beta profile to broad market U.S. equities relative to its peers, high positive allocation to value and short on growth, and negative sector exposures to well-performing sectors have detracted from investment performance. The Committee took into account management’s statement that, since October 2016, the Fund’s investment team has implemented enhancements to a number of components of the investment model used for the Fund, including revising expected risk models and security selection models, expanding the number of industry models used and more recently adding a macro overlay to better incorporate Guggenheim’s market views. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings had improved to the 64th and 83rd percentiles, respectively, and that one-year performance ranked in the 53rd percentile. The Committee also considered Guggenheim’s statement that it continues to conduct ongoing research into potential enhancements to improve the Fund’s performance, but is not currently contemplating any changes to the Fund’s portfolio construction process in the near term.

Diversified Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 90th percentile of its performance universe for the three-year period ended December 31, 2019. The Committee noted management’s explanation that the Fund’s relative underperformance over this time period was primarily due to the Fund’s defensively-positioned portfolio, in particular within its fixed-income sleeve which includes allocations to several Guggenheim fixed-income funds that were defensively positioned beginning in 2018, reflecting Guggenheim’s market views. The Committee also noted management’s statement that the Fund maintained a lower beta profile to equities relative to its peers. The Committee took into account management’s statement that, although absolute returns have trailed peers, the Fund’s risk-adjusted returns for the period since inception through December 31, 2019 rank in the top decile of its peer group while its maximum drawdown is in the lowest quartile of its peer group. The Committee also considered management’s statement that, during 2019, the Fund’s investment team implemented a new model to help drive allocation decisions and provide increased flexibility in making relative

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value assessments across asset classes and sectors, which is expected to improve investment performance. The Committee noted that, as of March 31, 2020, the three-year performance ranking had improved to the 78th percentile and that one-year performance ranked in the 66th percentile.

Large Cap Value Fund: The returns of the Fund’s Institutional Class shares ranked in the 53rd and 80th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the three-year time period was primarily due to the Fund’s overweight exposure to value stocks relative to its peers, driven by the Fund’s disciplined, Delta-Y-based investment process. The Committee considered the Fund’s competitive performance over the five-year time period, noting management’s statement that such performance was due to the implementation of Compass, a stock selection tool, in August 2014. The Committee also took into account management’s statement that the investment team was expanded and given enhanced tools and flexibility in 2019 to construct portfolios that harness Guggenheim’s security selection capabilities with better control of factor risks. The Committee noted that, although as of March 31, 2020 the performance rankings for the Fund had not improved, the implementation of Compass had resulted in improved performance for other funds in the Guggenheim fund complex.

Macro Opportunities Fund: The returns of the Fund’s Institutional Class shares ranked in the 38th and 75th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that, although the returns of the Fund’s Institutional Class shares rank well relative to its performance universe for the since-inception and five-year periods, the large majority of the Fund’s relative underperformance over the three-year time period was due to sharp underperformance in 2019 as a result of the Fund’s high credit quality and lower duration portfolio throughout 2019, which reflected Guggenheim’s market views that were implemented beginning in 2018. The Committee noted management’s view that the Fund’s defensive positioning was justified given growing risks in credit markets, tight credit spreads and low to negative term premiums. The Committee also noted management’s statement that many peers had higher allocations to corporate credit, which performed well in 2019. The Committee took into account management’s statement that the Fund’s investment team believes a defensive approach may offer greater relative value given current market conditions, but may increase allocations to risk when markets present more positive asymmetry. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings had improved to the 29th and 56th percentiles, respectively.

Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 89th and 72nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s increased allocation to floating rate securities in 2016 and the Fund’s more defensive investment approach detracted from performance that year, impacting trailing returns for the five-year and three-year periods. The Committee noted management’s explanation that the Fund’s defensive positioning in 2019, notably underweights in duration and credit risks, which reflected

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Guggenheim’s market views that were implemented beginning in 2018, also contributed to relative underperformance. The Committee also took into account management’s statement that the investment team believes a defensive approach is warranted given growing credit risks and high valuations across the Fund’s investable universe. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings had improved to the 47th and 29th percentiles, respectively.

Total Return Bond Fund: The returns of the Fund’s Institutional Class shares ranked in the 17th and 77th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s defensive positioning in 2019, notably underweights in corporate credit and duration risks, which reflected Guggenheim’s market views that were implemented beginning in 2018, was the primary contributor to its relative underperformance over the three-year time period. The Committee noted management’s statement that the returns of the Fund’s Institutional Class shares rank well over longer time periods, especially from a risk-adjusted standpoint. The Committee took into account management’s statement that, given the investment team’s defensive outlook, capital preservation will remain at the forefront of portfolio positioning and the team will continue to manage downside protection and seek to take advantage of return opportunities should the risk-reward trade-off become more attractive. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings had improved to the 1st and 9th percentiles, respectively.

World Equity Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 74th and 86th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the three-year time period was primarily due to its emphasis on producing a high level of dividend income during a period in which dividend-paying stocks underperformed broader equity indices. The Committee noted management’s statement that the Fund’s peer group, as identified by FUSE, consists of funds that invest in global equities without a particular focus on dividend income, whereas the Fund performed competitively over the three-year time period when compared to management’s internal peer group, which utilizes the Lipper Global Equity Income peer group. The Committee took into account management’s statement that, in early 2020, the investment team revised the investment process for the Fund to allow greater flexibility to employ Guggenheim’s fundamental factor and sector models to generate alpha, which is expected to improve performance. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings had improved to the 48th and 61st percentiles, respectively, and that one-year performance ranked in the 59th percentile.

After reviewing the foregoing and other related factors, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

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Comparative Fees, Costs of Services Provided and the Benefits Realized by Each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee5 and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that, while Fund flows and profitability are evaluated, primary consideration is given to market competitiveness, support requirements and shareholder return and expense expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the applicable Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial, legal and regulatory risks it faces when offering the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or that the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group.

In addition, the Committee made the following observations:

[5]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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Floating Rate Strategies Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (93rd percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception period ended December 31, 2019. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

High Yield Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (60th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (87th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception and five-year periods ended December 31, 2019. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Limited Duration Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class ranks in the third quartile (73rd percentile) of its peer group. The Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (60th percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the since-inception and five-year periods ended December 31, 2019. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Macro Opportunities Fund: The contractual advisory fee, net effective management fee and total net expense ratio for the Fund’s Institutional Class shares each rank in the fourth quartile (87th, 80th and 87th percentiles, respectively) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities outside of fixed income, including equities, currencies, commodities and derivatives, and that peer funds have varying degrees of capability, flexibility and associated

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fees. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception period ended December 31, 2019. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

SMid Cap Value Fund: The Committee noted that, effective January 3, 2020, Guggenheim SMid Cap Value Institutional Fund (the “Predecessor Institutional Fund”) merged into the newly created Institutional Class of the SMid Cap Value Fund. The Committee noted that the Predecessor Institutional Fund’s fees and expenses were identical to those of the SMid Cap Value Fund’s Institutional Class shares and that the total net expense ratio of the SMid Cap Value Fund’s Institutional Class shares is expected to be lower than that of the Predecessor Institutional Fund.

The contractual advisory fee of the Predecessor Institutional Fund ranked in the first quartile (17th percentile) of its peer group. The net effective management fee of the Predecessor Institutional Fund ranked in the fourth quartile (83rd percentile) of its peer group. The Committee considered that the total net expense ratio of the Predecessor Institutional Fund ranked in the third quartile (58th percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the SMid Cap Value Fund’s currently effective expense limitation agreement with the Adviser.

Total Return Bond Fund: The contractual advisory fee, net effective management fee and total net expense ratio for the Fund’s Institutional Class shares each rank in the fourth quartile (80th, 87th and 80th percentiles, respectively) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the since-inception and five-year periods ended December 31, 2019. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Ultra Short Duration Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (33rd percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile) of its peer group. The Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the second quartile (40th percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

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OTHER INFORMATION (Unaudited)(continued)

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2019, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2018. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

The Committee also considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from certain economies of scale and synergies, such as enhanced visibility of the Advisers, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee noted the Adviser’s statements, including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in

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the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such breakpoints and expense waivers and limitations. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, among other things considered, the Committee determined that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for Municipal Income Fund—Security Investors and GPIM, respectively—are part of and do business as Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact

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OTHER INFORMATION (Unaudited)(concluded)

the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

The Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since July 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr.(1) (1946)	Trustee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).

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Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Jerry B. Farley(1) (1946)	Trustee	Since 2005	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III(1) (1946)	Trustee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since July 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (9) (2018 - present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since July 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-September 2020).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.
(1)	Under the Trust’s Independent Trustees Retirement Policy, Messrs. Chubb, Farley and Friedrich are expected to retire in 2021.

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Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

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Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

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legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private

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information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and

140 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 141

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Guggenheim Funds Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) previously approved the designation of a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018, through March 31, 2020. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

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9.30.2020

Guggenheim Funds Annual Report

Guggenheim Ultra Short Duration Fund

Beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	USD-ANN-0920X0921

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
ULTRA SHORT DURATION FUND	10
NOTES TO FINANCIAL STATEMENTS	39
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	64
OTHER INFORMATION	66
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	81
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	88
LIQUIDITY RISK MANAGEMENT PROGRAM	93

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2020

Dear Shareholder:

The fiscal year ended September 30, 2020, concluded on a cautious note. Even though markets performed well for most of the period, COVID-19 became the deadliest pandemic in a century, causing a steeper plunge in output and employment in two months than during the first two years of the Great Depression. The U.S. Federal Reserve acted quickly to restore market functioning and cushion the economy, cutting rates to zero, engaging in massive asset purchases, and launching an array of lending facilities. Congress also acted much faster than in previous downturns, with the budget deficit headed to the highest level since World War II.

The recovery since the spring has been faster than expected, with consumer confidence holding up due to the temporary nature of layoffs and positive personal income growth thanks to massive fiscal support. However, the outlook for the next several months is more challenging. Fiscal support is fading, so incomes will likely fall in the fourth quarter. Also, colder weather and the reopening of schools make the likelihood of another large COVID wave very high, risking renewed lockdowns and a setback in the recovery. We do not expect a full recovery will be possible until a vaccine has been developed, tested, approved, produced, and administered across the globe. This process will likely take until mid-2021, or possibly longer. As discussed in this shareholder report, these events have had an impact on performance.

Guggenheim Partners Investment Management, LLC (the “Investment Adviser”) is pleased to present the shareholder report for Guggenheim Ultra Short Duration Fund (the “Fund”) for the annual fiscal period ended September 30, 2020.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm. Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary.

We are committed to the safety and prosperity of our clients, our employees, and our shareholders. Thank you for the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC

October 31, 2020

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2020

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Ultra Short Duration Fund may not be suitable for all investors. The investments in fixed-income instruments are subject to the possibility that interest rates could rise, causing the value of the holdings and share price to decline. Investors in asset- backed securities, including collateralized loan obligations (CLOs) generally receive payments that are part interest and part return of principal. These payments may vary based on the rate loans are repaid. Some asset-backed securities may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices volatile and they are subject to liquidity and valuation risk. CLOs bear similar risks to investing in loans directly. Investments in loans involve special types of risks, including credit, interest rate, counterparty, prepayment, liquidity, and valuation risks. Loans are often below investment grade, may be unrated, and typically offer a fixed or floating interest rate. High yield and unrated debt securities are at a greater risk of default than investment grade bonds and may be less liquid, which may increase volatility. The use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged. The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs, all of which are enhanced when investing in emerging markets. In addition, investments in emerging markets are subject to risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements. Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2020

While no one anticipated the emergence of a global pandemic a year ago, we anticipated that markets had become overvalued and were vulnerable to some kind of exogenous shock. That shock came in the form of COVID-19, the necessary precautions against which have placed additional burden on already struggling global economies. Faced with the prospect of an economic collapse, policymakers in the U.S. introduced fiscal and monetary policy initiatives that have for the most part shored up the U.S. economy, although more stimulus appears to be necessary. These policy initiatives, particularly on the monetary side, have increased market liquidity and lowered borrowing rates, challenging fixed-income investors with low yields. For the trailing 12-month period ended September 30, 2020, the yield on the two-year Treasury declined by 150 basis points to 0.13% from 1.63%, and the 10-year Treasury fell 99 basis points to 0.69% from 1.68%. The spread between the two-year U.S. Treasury and 10-year U.S. Treasury widened from 5 basis points to 56 basis points.

While the outlook on fiscal policy is contingent on the 2020 presidential election outcome, the monetary policy outlook is far less dependent on it. Our views hold that the U.S. Federal Reserve (the “Fed”) will remain accommodative over the next several years. This is in large part owing to recent revisions to the Fed’s policy framework that resulted in a dovish shift in the policy reaction function.

Fed policymakers revised their Statement on Longer-Run Goals and Monetary Policy Strategy in August 2020. Labor market goals now focus on correcting shortfalls in achieving maximum employment, rather than managing deviations from it, which previously included tightening policy when the Fed thought the labor market was too tight. Instead, the Fed will now tolerate the unemployment rate falling below a level they consider to be maximum employment as long as it does not produce unwanted inflation. On inflation policy, the Fed will aim for core inflation to average 2 percent over an unspecified time period. This allows for inflation readings that are moderately above 2 percent over shorter horizons to make up for periods when inflation falls below its target.

The practical effect of the revised strategy would likely have meant no rate hikes from 2015–2018, as inflation was never above 2 percent for a sustained period and a low unemployment rate is now an insufficient justification for raising rates. But the revised statement, and Fed Chair Jerome Powell’s speech at Jackson Hole, which coincided with the release of the new framework, gave no explanation of how the Fed would actually achieve higher inflation, something it could not attain previously with years of short-term rates at zero and trillions of dollars in quantitative easing. A lack of concrete guidance on the overshoot (with no numerical target and no specified time frame) further weakens the policy and the associated response in inflation expectations, which remain lower than the Fed would favor.

We expect the Fed will have a difficult time in reaching its inflation target in the coming years, let alone exceeding it, in part because core inflation lags real gross domestic product growth by about 18 months, meaning that inflation should trend downward over the next several quarters. In addition, elevated unemployment and a high debt burden will weigh on the speed of the recovery.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(continued)	September 30, 2020

As the last expansion demonstrated, even a strong economy with low unemployment does not necessarily produce inflation in excess of 2 percent, as many components of inflation are not responsive to interest rates or economic conditions.

Below-target inflation may anchor U.S. Treasury yields at low levels. In the near term, concerns over another COVID-19 wave complicated by the flu season, a slowing pace of improvement in the labor market, a lack of additional fiscal stimulus, and election uncertainty, all suggest low U.S. Treasury yields. In addition, comparatively higher yields in the U.S. should continue to attract capital from abroad, further supporting the market.

For the 12-month period ended September 30, 2020, the Standard & Poor’s 500® (“S&P 500”) Index* returned 15.15%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 0.49%. The return of the MSCI Emerging Markets Index* was 10.54%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 6.98% return for the 12-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 3.25%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.10% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and nonconvertible. The 1-3 Month U.S. Treasury Bill Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2020

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2020 and ending September 30, 2020.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Ultra Short Duration Fund
A-Class	0.64%	2.56%	$ 1,000.00	$ 1,025.60	$ 3.25
Institutional Class	0.39%	2.79%	1,000.00	1,027.90	1.98

Table 2. Based on hypothetical 5% return (before expenses)
Ultra Short Duration Fund
A-Class	0.64%	5.00%	$ 1,000.00	$ 1,021.86	$ 3.24
Institutional Class	0.39%	5.00%	1,000.00	1,023.11	1.98

[1]

This ratio represents annualized net expenses, which may include short interest expense. Excluding these expenses, the operating expense ratios for the Fund would be 0.58% and 0.33% for the A-Class and Institutional Class, respectively. Excludes expenses of the underlying funds in which the Fund invests.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2020 to September 30, 2020.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2020

To Our Shareholders

Guggenheim Ultra Short Duration Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Chief Investment Officer, Fixed Income; Steven H. Brown, CFA, Senior Managing Director and Portfolio Manager; Adam Bloch, Managing Director and Portfolio Manager; and Kris Dorr, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2020.

For the one-year period that ended on September 30, 2020, Guggenheim Ultra Short Duration Fund returned 1.52%1, compared to its benchmark, the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index, which returned 0.96%.

Structured credit, which totaled approximately 45% of the Fund’s allocation at period end, added to performance. Improving sentiment towards broader market risk continued to flow into the structured credit markets. Within structured credit, roughly 20% of the Fund is in CLOs. We have continued to favor senior tranches, as subordinated positions may encounter further credit losses that are not yet priced in, should the economic impact of COVID-19, coupled with a lack of a fiscal stimulus bill, persist.

Since the initial increase of borrowers in forbearance in April 2020, residential mortgage-backed securities’ credit performance stabilized, and spreads tightened. New-home starts accelerated past expectations during the third quarter of 2020, leading to more confidence within the sector. Mortgage credit performance will continue to be dependent on the broader economy, but most of the positions in the Fund are not reliant on a sustained recovery given that the exposure is significantly seasoned.

In an emergency move on March 15, 2020, the U.S. Federal Reserve (the “Fed”) announced it was dropping its benchmark interest rate to zero and launching a new round of quantitative easing. The three- month U.S. Treasury yield fell by 144 basis points to end the first quarter at 11 basis points. The stock of outstanding Treasury bills increased by $240.6 billion, on net, during the first quarter. Net of Fed purchases, which totaled $156.5 billion, outstanding supply increased by $84.1 billion. The portfolio was defensively positioned coming into 2020 because we viewed the risk versus reward trade-off of owning corporate credit as unattractive, as economic momentum was stalling as we reached the later innings of the credit cycle. The Fund maintained a significant liquidity buffer and limited exposure to higher-risk asset classes. As spreads swung from cycle tights to near historically wide levels, the Fund profitably unwound credit protection credit default swap index hedges and took advantage of dislocations across corporate credit markets by adding investment-grade corporate exposure.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2020

Over the 12-month period, investment-grade corporate bonds, roughly 20% of the Fund at period end, was a positive contributor to Fund performance. Scale, revenue diversity, and several liquidity levers at their disposal continued to help investment-grade-rated companies weather the pandemic and make the sector an attractive place to allocate capital. Investment-grade companies have bolstered their balance sheets by terming out debt maturities at historically low interest rates. After a robust record supply in 2020 totaling roughly $1.5 trillion through three quarters, street estimates for the fourth quarter of 2020 predicted a return to negative net issuance. The global search for yield remains strong and greater dollar liquidity has helped keep the cost of currency hedging for foreign investors low, so we continue to see robust overseas demand for U.S. credit. Headlines on election concerns, stimulus rhetoric, increased COVID-19 cases all contributed to short-term volatility. However, we believe the investment-grade corporate market will see buyers step in at wider levels and we anticipate spreads will trade relatively range bound into the end of the year.

The Fund also employed foreign sovereign asset swaps which allowed the Fund to register additional yield in non-U.S. sovereign securities relative to maturity-equivalent U.S. government securities while hedging non-U.S. currency exposure. The enhanced carry contributed positively to total return.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. For the one-year period ended September 30, 2020, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2020

ULTRA SHORT DURATION FUND

OBJECTIVE: Seeks a high level of income consistent with the preservation of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)”

Inception Dates:
A-Class	November 30, 2018
Institutional Class	March 11, 2014

Ten Largest Holdings (% of Total Net Assets)
U.S. Treasury Notes, 1.50%	5.3%
Uniform MBS 30 Year, 2.00%	5.1%
Government of United Kingdom, (0.03)%	3.4%
iShares iBoxx $ Investment Grade Corporate Bond ETF	3.1%
State of Israel, 0.50%	3.0%
Province of Ontario, 0.19%	2.7%
Shackleton CLO Ltd., 1.19%	2.2%
United Mexican States, 4.43%	2.1%
Halcyon Loan Advisors Funding Ltd., 1.17%	1.9%
Province of Quebec, 0.19%	1.6%
Top Ten Total	30.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2020

Cumulative Fund Performance*
Values shown in 000s

Average Annual Returns*

Periods Ended September 30, 2020

	1 Year	5 Year	Since Inception (03/11/14)
Institutional Class Shares	1.88%	2.18%	1.86%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index	0.96%	1.13%	0.86%

	1 Year	Since Inception (11/30/18)
A-Class Shares	1.52%	1.86%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index	0.96%	1.59%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on Institutional Class shares only; performance for A-Class shares will vary due to differences in fee structure. Prior to November 30, 2018, performance for Institutional Class shares reflects the performance of the Guggenheim Strategy Fund I, which did not charge a management fee and was not publicly offered as a separate investment product.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2020

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	45.9%
AA	12.0%
A	11.8%
BBB	13.6%
BB	1.8%
B	0.5%
NR2	2.0%
Other Instruments	12.4%
Total Investments	100.0%

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2020
ULTRA SHORT DURATION FUND

	Shares	Value
EXCHANGE-TRADED FUNDS† - 4.2%
iShares iBoxx $ Investment Grade Corporate Bond ETF	114,900	$15,478,179
iShares iBoxx High Yield Corporate Bond ETF	68,700	5,763,930
Total Exchange-Traded Funds
(Cost $21,669,138)		21,242,109

MONEY MARKET FUND† - 9.2%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[1]	46,172,909	46,172,909
Total Money Market Fund
(Cost $46,172,909)		46,172,909

	Face Amount~
ASSET-BACKED SECURITIES†† - 29.3%
Collateralized Loan Obligations - 23.1%
Shackleton CLO Ltd.
2017-8A, 1.19% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 10/20/27[2,3]	11,252,903	11,214,490
2018-6RA, 1.29% (3 Month USD LIBOR + 1.02%, Rate Floor: 1.02%) due 07/17/28[2,3]	5,149,177	5,134,993
Halcyon Loan Advisors Funding Ltd.
2017-3A, 1.17% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 10/18/27[2,3]	9,747,705	9,687,398
Wellfleet CLO Ltd.
2019-1A, 1.42% (3 Month USD LIBOR + 1.15%, Rate Floor: 1.15%) due 04/20/29[2,3]	3,978,984	3,966,661
2020-2A, 1.33% (3 Month USD LIBOR + 1.06%, Rate Floor: 0.00%) due 10/20/29[2,3]	2,000,000	1,973,592
Crown Point CLO III Ltd.
2017-3A, 1.19% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 12/31/27[2,3]	5,689,136	5,664,381
GPMT Ltd.
2019-FL2, 1.46% (1 Month USD LIBOR + 1.30%, Rate Floor: 1.30%) due 02/22/36[2,3]	5,250,000	5,204,317
2018-FL1, 1.06% (1 Month USD LIBOR + 0.90%, Rate Floor: 0.90%) due 11/21/35[2,3]	176,921	176,040
Carlyle Global Market Strategies CLO Ltd.
2013-4A, 1.28% (3 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 01/15/31[3]	4,927,378	4,848,540
Marathon CLO V Ltd.
2017-5A, 1.12% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27[2,3]	4,723,023	4,684,098

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
ULTRA SHORT DURATION FUND

	Face Amount~	Value
LoanCore Issuer Ltd.
2018-CRE1, 1.28% (1 Month USD LIBOR + 1.13%, Rate Floor: 1.13%) due 05/15/28[2,3]	1,788,944	$1,780,047
2019-CRE2, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/36[2,3]	1,300,000	1,273,900
2018-CRE1, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/28[2,3]	1,000,000	991,299
TICP CLO VII Ltd.
2020-7A, 0.83% (3 Month USD LIBOR + 0.55%, Rate Floor: 0.55%) due 04/15/33[2,3]	3,937,500	3,910,018
Midocean Credit CLO VII
2020-7A, 1.32% (3 Month USD LIBOR + 1.04%, Rate Floor: 0.00%) due 07/15/29[2,3]	3,500,000	3,468,782
OZLM XII Ltd.
2018-12A, 1.32% (3 Month USD LIBOR + 1.05%, Rate Floor: 0.00%) due 04/30/27[2,3]	3,277,199	3,267,387
MP CLO VIII Ltd.
2018-2A, 1.16% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 10/28/27[2,3]	3,217,328	3,201,454
BXMT Ltd.
2020-FL2, 1.05% (1 Month USD LIBOR + 0.90%, Rate Floor: 0.90%) due 02/16/37[2,3]	3,250,000	3,189,013
Greywolf CLO III Ltd.
2020-3RA, 0.76% (3 Month USD LIBOR + 0.50%, Rate Floor: 0.50%) due 04/15/33[2,3]	2,722,222	2,701,666
THL Credit Wind River CLO Ltd.
2017-2A, 1.15% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 10/15/27[2,3]	2,257,569	2,244,379
2019-1A, 1.16% (3 Month USD LIBOR + 0.88%, Rate Floor: 0.00%) due 01/15/26[2,3]	269,433	268,950
Venture XIV CLO Ltd.
2020-14A, 1.29% (3 Month USD LIBOR + 1.03%, Rate Floor: 1.03%) due 08/28/29[2,3]	2,500,000	2,477,549
Mountain View CLO Ltd.
2018-1A, 1.08% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 10/15/26[2,3]	2,258,032	2,243,922
California Street CLO IX, LP
2019-9A, 0.97% (3 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 07/16/32[2,3]	2,250,000	2,233,973
Owl Rock CLO IV Ltd.
2020-4A, 3.17% (3 Month USD LIBOR + 2.62%, Rate Floor: 2.62%) due 05/20/29[2,3]	2,000,000	1,997,517

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
ULTRA SHORT DURATION FUND

	Face Amount~	Value
GoldenTree Loan Management US CLO 1 Ltd.
2020-1A, 1.22% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 04/20/29[2,3]	2,000,000	$1,993,152
Parliament Funding II Ltd.
2020-1A, 2.76% (3 Month USD LIBOR + 2.45%, Rate Floor: 2.45%) due 08/12/30[2,3]	2,000,000	1,981,879
Palmer Square Loan Funding Ltd.
2018-4A, 1.18% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 11/15/26[2,3]	1,182,875	1,180,445
2019-3A, 1.10% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 08/20/27[2,3]	783,171	781,626
Newfleet CLO Ltd.
2018-1A, 1.22% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 04/20/28[2,3]	1,870,326	1,857,817
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 1.58% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[2,3]	1,800,000	1,750,893
610 Funding CLO 3 Ltd.
2018-3A, 1.52% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/17/28[2,3]	1,750,000	1,745,864
BSPRT Issuer Ltd.
2018-FL4, 1.20% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 09/15/35[2,3]	1,000,000	988,802
2018-FL3, 1.20% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 03/15/28[2,3]	507,315	504,464
Hunt CRE Ltd.
2018-FL2, 1.23% (1 Month USD LIBOR + 1.08%, Rate Floor: 1.08%) due 08/15/28[2,3]	1,500,000	1,480,681
KVK CLO Ltd.
2017-1A, 1.17% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 01/14/28[2,3]	1,344,257	1,337,897
Neuberger Berman CLO XX Ltd.
2017-20A, 1.08% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.00%) due 01/15/28[2,3]	1,326,161	1,316,432
BlueMountain CLO XXV Ltd.
2019-25A, 0.93% (3 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 07/15/32[2,3]	1,312,500	1,306,128

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
ULTRA SHORT DURATION FUND

	Face Amount~	Value
Grand Avenue CRE Ltd.
2020-FL2, 2.60% (1 Month USD LIBOR + 2.45%, Rate Floor: 2.45%) due 03/15/35[2,3]	1,250,000	$1,259,957
Voya CLO Ltd.
2019-2A, 0.92% (3 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 07/20/32[2,3]	1,218,750	1,204,991
NewStar Clarendon Fund CLO LLC
2019-1A, 1.55% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 01/25/27[2,3]	1,002,356	997,845
KREF Ltd.
2018-FL1, 1.25% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 06/15/36[2,3]	1,000,000	992,428
BDS Ltd.
2018-FL2, 1.10% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 08/15/35[2,3]	937,952	932,101
Neuberger Berman CLO XVI-S Ltd.
2018-16SA, 1.13% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.00%) due 01/15/28[2,3]	922,074	918,936
TICP CLO I Ltd.
2018-1A, 1.07% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.00%) due 07/20/27[2,3]	851,710	846,772
West CLO Ltd.
2017-1A, 1.19% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 07/18/26[2,3]	756,359	755,958
Mountain Hawk II CLO Ltd.
2018-2A, 1.87% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 07/20/24[2,3]	713,465	711,564
Seneca Park CLO Limited
2017-1A, 1.39% (3 Month USD LIBOR + 1.12%, Rate Floor: 0.00%) due 07/17/26[2,3]	567,952	567,869
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 1.83% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[2,3]	382,000	378,675
Golub Capital Partners CLO 17 Ltd.
2017-17A, 1.90% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/25/30[2,3]	350,000	346,245
Venture XVI CLO Ltd.
2018-16A, 1.13% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 01/15/28[2,3]	338,515	334,580

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
ULTRA SHORT DURATION FUND

	Face Amount~	Value
Babson CLO Limited
2017-IA, 1.42% (3 Month USD LIBOR + 1.15%, Rate Floor: 0.00%) due 07/20/25[2,3]	64,347	$64,345
Total Collateralized Loan Obligations		116,342,712

Financial - 3.3%
Station Place Securitization Trust
2020-5, 1.18% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 05/24/22†††,3,4	8,100,000	8,100,000
2020-7, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 12/24/20†††,3,4	4,600,000	4,600,000
2020-9, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 02/15/21†††,3,4	2,000,000	2,000,000
2020-12, 1.66% (1 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 06/09/21[2,3]	1,000,000	1,000,000
Madison Avenue Secured Funding Trust
2019-1, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 11/11/20†††,3,4	700,000	700,000
Total Financial		16,400,000

Infrastructure - 1.7%
VB-S1 Issuer LLC
2020-1A, 3.03% due 06/15/50[2]	4,050,000	4,221,238
SBA Tower Trust
2.33% due 01/15/28[2]	4,000,000	4,062,043
Total Infrastructure		8,283,281

Transport-Container - 0.8%
Global SC Finance II SRL
2014-1A, 3.19% due 07/17/29[2]	2,491,667	2,532,701
Textainer Marine Containers VII Ltd.
2020-1A, 2.73% due 08/21/45[2]	892,433	912,132
Cronos Containers Program Ltd.
2013-1A, 3.08% due 04/18/28[2]	784,042	783,685
Total Transport-Container		4,228,518

Transport-Aircraft - 0.2%
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[2]	900,404	752,696
Raspro Trust
2005-1A, 1.11% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24[2,3]	443,606	430,297
Total Transport-Aircraft		1,182,993

Whole Business - 0.2%
Taco Bell Funding LLC
2018-1A, 4.32% due 11/25/48[2]	786,000	802,593
DB Master Finance LLC
2019-1A, 3.79% due 05/20/49[2]	282,150	290,809
Total Whole Business		1,093,402

Total Asset-Backed Securities
(Cost $147,346,118)		147,530,906

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
ULTRA SHORT DURATION FUND

	Face Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 23.0%
Residential Mortgage Backed Securities - 14.5%
New Residential Advance Receivables Trust Advance Receivables Backed
2019-T4, 2.33% due 10/15/51[2]	3,000,000	$3,021,534
2019-T5, 2.43% due 10/15/51[2]	3,000,000	2,987,580
2020-T1, 1.43% due 08/15/53[2]	2,000,000	2,001,074
Verus Securitization Trust
2020-1, 2.42% due 01/25/60[2,5]	2,952,264	3,014,892
2019-4, 2.64% due 11/25/59[2,5]	1,847,513	1,883,774
2019-4, 2.85% due 11/25/59[2,5]	1,188,131	1,214,865
Ocwen Master Advance Receivables Trust
2020-T1, 1.28% due 08/15/52[2]	5,150,000	5,169,328
CSMC Trust
2020-NQM1, 1.21% due 05/25/65[2,5]	5,100,000	5,099,916
FKRT
5.47% due 07/03/23†††,4	4,832,346	4,875,837
CSMC Series
2014-7R, 0.32% (WAC) due 10/27/36[2,3]	2,372,347	2,329,157
2014-2R, 0.38% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/27/46[2,3]	2,372,457	2,320,210
NRZ Advance Receivables Trust
2020-T2, 1.48% due 09/15/53[2]	4,150,000	4,156,682
New Residential Mortgage Loan Trust
2019-1A, 3.50% (WAC) due 10/25/59[2,3]	2,184,527	2,336,152
2018-2A, 3.50% (WAC) due 02/25/58[2,3]	1,514,890	1,600,069
Towd Point Mortgage Trust
2018-2, 3.25% (WAC) due 03/25/58[2,3]	1,164,598	1,219,274
2017-6, 2.75% (WAC) due 10/25/57[2,3]	1,062,565	1,104,980
2017-5, 0.75% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 02/25/57[2,3]	554,206	553,181
CIM Trust
2018-R4, 4.07% (WAC) due 12/26/57[2,3]	2,608,730	2,694,324
Soundview Home Loan Trust
2006-OPT5, 0.29% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[3]	2,672,000	2,589,497
Deephaven Residential Mortgage Trust
2019-3A, 2.96% (WAC) due 07/25/59[2,3]	2,489,071	2,523,225
Residential Mortgage Loan Trust
2020-1, 2.38% (WAC) due 02/25/24[2,3]	2,472,753	2,508,648

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
ULTRA SHORT DURATION FUND

	Face Amount~	Value
Morgan Stanley ABS Capital I Incorporated Trust
2006-NC1, 0.53% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 12/25/35[3]	2,390,538	$2,360,942
Starwood Mortgage Residential Trust
2020-1, 2.28% (WAC) due 02/25/50[2,3]	1,439,413	1,465,757
2019-1, 2.94% (WAC) due 06/25/49[2,3]	593,723	603,264
Homeward Opportunities Fund I Trust
2019-3, 2.68% (WAC) due 11/25/59[2,3]	1,383,077	1,402,768
2019-2, 2.70% (WAC) due 09/25/59[2,3]	617,440	623,708
CIT Mortgage Loan Trust
2007-1, 1.50% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 10/25/37[2,3]	1,914,964	1,920,409
GS Mortgage-Backed Securities Trust
2020-NQM1, 1.38% (WAC) due 09/27/60[2,3]	1,642,736	1,646,578
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W2, 0.64% (1 Month USD LIBOR + 0.49%, Rate Floor: 0.49%) due 10/25/35[3]	1,550,000	1,530,250
Ameriquest Mortgage Securities Incorporated Asset-Backed Pass-Through Ctfs Series
2005-R10, 0.58% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 01/25/36[3]	1,383,106	1,376,327
Banc of America Funding Trust
2015-R2, 0.41% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 04/29/37[2,3]	1,200,000	1,157,222
BRAVO Residential Funding Trust
2019-NQM1, 2.67% (WAC) due 07/25/59[2,3]	942,243	961,538
Citigroup Mortgage Loan Trust
2007-WFH2, 0.55% (1 Month USD LIBOR + 0.40%, Rate Floor: 0.40%) due 03/25/37[3]	850,957	844,536
Citigroup Mortgage Loan Trust, Inc.
2019-IMC1, 2.72% (WAC) due 07/25/49[2,3]	640,535	651,251

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
ULTRA SHORT DURATION FUND

	Face Amount~	Value
Nationstar HECM Loan Trust
2019-2A, 2.27% (WAC) due 11/26/29[3,4]	611,979	$613,558
Cascade Funding Mortgage Trust
2019-RM3, 2.80% (WAC) due 06/25/69[3,4]	433,366	434,226
GE-WMC Asset-Backed Pass-Through Certificates Series
2005-2, 0.65% (1 Month USD LIBOR + 0.50%, Rate Floor: 0.25%) due 12/25/35[3]	425,823	420,233
Total Residential Mortgage Backed Securities		73,216,766

Government Agency - 6.1%
Uniform MBS 30 Year
2.00% due 12/14/21	25,110,000	25,870,758
Uniform MBS 15 Year
1.50% due 10/19/21	4,600,000	4,706,734
Total Government Agency		30,577,492

Commercial Mortgage Backed Securities - 2.4%
Morgan Stanley Capital I Trust
2018-H3, 0.99% (WAC) due 07/15/51[3,6]	46,457,904	2,284,716
2014-MP, 3.69% due 08/11/33[2]	1,669,000	1,698,815
2014-CPT, 3.35% due 07/13/29[2]	1,000,000	1,013,529
GRACE Mortgage Trust
2014-GRCE, 3.37% due 06/10/28[2]	2,000,000	2,012,163
BENCHMARK Mortgage Trust
2019-B14, 0.92% (WAC) due 12/15/62[3,6]	34,896,393	1,819,030
Citigroup Commercial Mortgage Trust
2019-GC41, 1.19% (WAC) due 08/10/56[3,6]	24,949,150	1,793,273
JPMDB Commercial Mortgage Securities Trust
2018-C8, 0.80% (WAC) due 06/15/51[3,6]	29,576,757	1,028,248
Wells Fargo Commercial Mortgage Trust
2015-NXS1, 2.63% due 05/15/48	391,506	391,364
Total Commercial Mortgage Backed Securities		12,041,138

Total Collateralized Mortgage Obligations
(Cost $114,986,122)		115,835,396

CORPORATE BONDS†† - 20.7%
Financial - 6.7%
Barclays Bank plc
1.70% due 05/12/22	4,600,000	4,679,395
Citizens Bank North America/Providence RI
1.04% (3 Month USD LIBOR + 0.81%) due 05/26/22[3]	4,215,000	4,247,377
Wells Fargo & Co.
1.18% (3 Month USD LIBOR + 0.93%) due 02/11/22[3]	2,800,000	2,806,885
Intercontinental Exchange, Inc.
0.90% (3 Month USD LIBOR + 0.65%) due 06/15/23[3]	1,600,000	1,603,734
2.35% due 09/15/22	1,000,000	1,036,693

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
ULTRA SHORT DURATION FUND

	Face Amount~	Value
Capital One Financial Corp.
0.72% (3 Month USD LIBOR + 0.45%) due 10/30/20[3]	2,535,000	$2,535,000
Svenska Handelsbanken AB
0.73% (3 Month USD LIBOR + 0.47%) due 05/24/21[3]	2,250,000	2,255,692
American Express Co.
0.81% (3 Month USD LIBOR + 0.53%) due 05/17/21[3]	2,150,000	2,155,342
Mitsubishi UFJ Financial Group, Inc.
1.03% (3 Month USD LIBOR + 0.79%) due 07/25/22[3]	950,000	957,226
2.13% (3 Month USD LIBOR + 1.88%) due 03/01/21[3]	672,000	677,000
1.31% (3 Month USD LIBOR + 1.06%) due 09/13/21[3]	339,000	341,580
Synchrony Bank
3.65% due 05/24/21	1,720,000	1,746,074
UBS Group AG
2.05% (3 Month USD LIBOR + 1.78%, Rate Floor: 0.00%) due 04/14/21[2,3]	1,400,000	1,412,173
Sumitomo Mitsui Financial Group, Inc.
1.92% (3 Month USD LIBOR + 1.68%) due 03/09/21[3]	1,350,000	1,359,260
Willis Towers Watson plc
5.75% due 03/15/21	1,200,000	1,226,810
Goldman Sachs Group, Inc.
2.02% (3 Month USD LIBOR + 1.77%) due 02/25/21[3]	1,050,000	1,057,292
Santander UK plc
0.87% (3 Month USD LIBOR + 0.62%) due 06/01/21[3]	980,000	983,164
Nordea Bank Abp
1.20% (3 Month USD LIBOR + 0.94%) due 08/30/23[2,3]	550,000	550,690
Apollo Management Holdings, LP
4.00% due 05/30/24[2]	350,000	386,027
Swedbank AB
2.65% due 03/10/21[2]	300,000	303,105
Essex Portfolio, LP
5.20% due 03/15/21	300,000	302,625
Australia & New Zealand Banking Group Ltd.
1.24% (3 Month USD LIBOR + 0.99%) due 06/01/21[2,3]	300,000	301,787
Citigroup, Inc.
1.60% (3 Month USD LIBOR + 1.38%) due 03/30/21[3]	250,000	251,559
Marsh & McLennan Cos., Inc.
4.80% due 07/15/21	200,000	205,068
Assurant, Inc.
1.48% (3 Month USD LIBOR + 1.25%) due 03/26/21[3]	194,000	193,931
Total Financial		33,575,489

Industrial - 5.2%
Ryder System, Inc.
3.50% due 06/01/21	6,320,000	6,449,381
3.75% due 06/09/23	2,650,000	2,848,509
Boeing Co.
4.51% due 05/01/23	4,600,000	4,849,964

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
ULTRA SHORT DURATION FUND

	Face Amount~	Value
CNH Industrial Capital LLC
1.95% due 07/02/23	2,480,000	$2,526,497
Siemens Financieringsmaatschappij N.V.
0.85% (3 Month USD LIBOR + 0.61%) due 03/16/22[2,3]	1,870,000	1,879,967
Penske Truck Leasing Company LP / PTL Finance Corp.
3.65% due 07/29/21[2]	1,294,000	1,324,232
2.70% due 11/01/24[2]	500,000	530,484
Fortive Corp.
2.35% due 06/15/21	1,300,000	1,315,049
Rolls-Royce plc
2.38% due 10/14/20[2]	1,313,000	1,309,718
Tyco Electronics Group S.A.
4.88% due 01/15/21	1,200,000	1,214,440
Aviation Capital Group LLC
2.88% due 01/20/22[2]	1,200,000	1,190,910
Textron, Inc.
0.79% (3 Month USD LIBOR + 0.55%) due 11/10/20[3]	600,000	600,016
Northrop Grumman Corp.
3.50% due 03/15/21	250,000	253,682
Total Industrial		26,292,849

Consumer, Non-cyclical - 3.7%
Sysco Corp.
5.65% due 04/01/25	3,350,000	3,961,719
General Mills, Inc.
0.81% (3 Month USD LIBOR + 0.54%) due 04/16/21[3]	2,450,000	2,454,430
1.28% (3 Month USD LIBOR + 1.01%) due 10/17/23[3]	200,000	202,168
Express Scripts Holding Co.
1.01% (3 Month USD LIBOR + 0.75%) due 11/30/20[3]	2,530,000	2,530,563
Bayer US Finance II LLC
0.86% (3 Month USD LIBOR + 0.63%) due 06/25/21[2,3]	1,700,000	1,703,384
Zimmer Biomet Holdings, Inc.
0.98% (3 Month USD LIBOR + 0.75%) due 03/19/21[3]	1,400,000	1,400,246
AbbVie, Inc.
0.60% (3 Month USD LIBOR + 0.35%) due 05/21/21[2,3]	1,300,000	1,301,288
Global Payments, Inc.
3.80% due 04/01/21	1,200,000	1,215,991
Altria Group, Inc.
4.75% due 05/05/21	1,154,000	1,183,015
CVS Health Corp.
0.96% (3 Month USD LIBOR + 0.72%) due 03/09/21[3]	1,050,000	1,052,625
Bunge Limited Finance Corp.
3.00% due 09/25/22	800,000	831,622
Keurig Dr Pepper, Inc.
3.55% due 05/25/21	500,000	510,021
Quest Diagnostics, Inc.
4.70% due 04/01/21	150,000	153,121
Total Consumer, Non-cyclical		18,500,193

Communications - 1.5%
Viacom, Inc.
4.25% due 09/01/23	2,200,000	2,396,636
Level 3 Financing, Inc.
5.38% due 01/15/24	1,250,000	1,256,569

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
ULTRA SHORT DURATION FUND

	Face Amount~	Value
Sprint Spectrum Company LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC
3.36% due 09/20/21[2]	1,142,500	$1,155,296
Telefonica Emisiones S.A.
5.46% due 02/16/21	1,125,000	1,145,798
ViacomCBS, Inc.
4.75% due 05/15/25	940,000	1,079,959
Sirius XM Radio, Inc.
3.88% due 08/01/22[2]	600,000	606,375
Total Communications		7,640,633

Energy - 1.3%
Valero Energy Corp.
1.20% due 03/15/24	3,000,000	2,987,291
Marathon Petroleum Corp.
3.40% due 12/15/20	885,000	887,755
5.13% due 03/01/21	310,000	315,388
Halliburton Co.
3.25% due 11/15/21	1,130,000	1,153,305
Reliance Industries Ltd.
4.50% due 10/19/20[2]	900,000	901,386
Phillips 66
0.83% (3 Month USD LIBOR + 0.60%) due 02/26/21[3]	350,000	350,037
Total Energy		6,595,162

Technology - 1.1%
Microchip Technology, Inc.
2.67% due 09/01/23[2]	2,570,000	2,660,035
Infor, Inc.
1.45% due 07/15/23[2]	2,600,000	2,635,747
Total Technology		5,295,782

Utilities - 0.8%
PPL WEM Limited / Western Power Distribution plc
5.38% due 05/01/21[2]	2,596,000	2,633,496
Puget Energy, Inc.
6.00% due 09/01/21	1,300,000	1,362,314
Eversource Energy
2.50% due 03/15/21	250,000	252,033
Total Utilities		4,247,843

Consumer, Cyclical - 0.3%
Marriott International, Inc.
0.85% (3 Month USD LIBOR + 0.60%) due 12/01/20[3]	1,000,000	998,220
0.90% (3 Month USD LIBOR + 0.65%) due 03/08/21[3]	700,000	697,159
Total Consumer, Cyclical		1,695,379

Basic Materials - 0.1%
Georgia-Pacific LLC
5.40% due 11/01/20[2]	363,000	364,427
Total Corporate Bonds
(Cost $102,878,970)		104,207,757

FOREIGN GOVERNMENT DEBT†† - 15.6%
Government of United Kingdom
(0.03)% due 10/05/20[9]	GBP 13,161,000	16,982,332
Province of Ontario
0.19% due 11/12/20[9]	CAD 18,400,000	13,817,380
0.20% due 01/27/21[9]	CAD 3,530,000	2,649,456
State of Israel
0.50% due 01/31/21	ILS 50,785,000	14,864,990
United Mexican States
4.43% due 11/05/20[9]	MXN 236,500,000	10,641,299
Province of Quebec
0.19% due 10/02/20[9]	CAD 11,020,000	8,277,727
0.18% due 10/16/20[9]	CAD 1,908,000	1,433,089
Federative Republic of Brazil
due 04/01/21[7]	BRL 29,700,000	5,234,292
Abu Dhabi Government International Bond
0.75% due 09/02/23[2]	2,200,000	2,197,250
Province of Newfoundland
0.16% due 10/05/20[9]	CAD 2,200,000	1,652,524

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
ULTRA SHORT DURATION FUND

	Face Amount~	Value
Republic of Hungary
0.50% due 04/21/21	HUF 179,000,000	$576,633
Total Foreign Government Debt
(Cost $79,063,030)		78,326,972

U.S. GOVERNMENT SECURITIES†† - 5.3%
U.S. Treasury Notes
1.50% due 09/15/22	25,905,000	26,600,185
Total U.S. Government Securities
(Cost $26,597,259)		26,600,185

MUNICIPAL BONDS†† - 0.7%
New York - 0.7%
City of New York New York General Obligation Unlimited
0.13% (VRDN) due 04/01/42[8]	3,055,000	3,055,000
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds
0.12% (VRDN) due 08/01/42[8]	350,000	350,000
Total New York		3,405,000

Washington - 0.0%
Port of Bellingham Washington Revenue Bonds
6.25% due 12/01/25	20,000	20,191

Alabama - 0.0%
University of North Alabama Revenue Bonds
6.55% due 11/01/20	20,000	19,899

Nevada - 0.0%
Las Vegas Valley Water District General Obligation Limited
5.13% due 06/01/21	10,000	10,209
Total Municipal Bonds
(Cost $3,455,577)		3,455,299

SENIOR FLOATING RATE INTERESTS††,3 - 0.2%
Consumer, Cyclical - 0.2%
Samsonite IP Holdings SARL
5.50% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 04/25/25	1,147,125	1,117,013
Total Senior Floating Rate Interests
(Cost $1,115,190)		1,117,013

Total Investments - 108.2%
(Cost $543,284,313)		$544,488,546
Other Assets & Liabilities, net - (8.2)%		(41,176,230)
Total Net Assets - 100.0%		$503,312,316

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Sold Short†
U.S. Treasury 2 Year Note Futures Contracts	120	Dec 2020	$26,512,500	$(1,125)

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
ULTRA SHORT DURATION FUND

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	0.24%	Quarterly

Counterparty	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation**
BofA Securities, Inc.	09/22/23	$20,600,000	$3,963	$348	$3,615

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Fixed Income Index Swap Agreements Sold Short††
BNP Paribas	iShares iBoxx $ Investment Grade Corporate Bond ETF	(0.32)% (1 Month USD LIBOR + 0.16%)	At Maturity	02/17/21	72,500	$9,766,475	$184,150
JPMorgan Chase Bank, N.A.	iShares iBoxx $ High Yield Corporate Bond ETF	(0.36)% (1 Month USD LIBOR + 0.20%)	At Maturity	12/01/20	68,700	5,763,930	85,875
Barclays Bank plc	iShares iBoxx $ Investment Grade Corporate Bond ETF	(0.35)% (1 Month USD LIBOR + 0.20%)	At Maturity	10/06/20	42,400	5,711,704	71,656
						$21,242,109	$341,681

Forward Foreign Currency Exchange Contracts††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2020	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	9,900,000	BRL	07/01/21	$2,372,110	$1,747,483	$624,627
Citibank N.A., New York	8,240,000	BRL	07/01/21	1,997,145	1,454,470	542,675
Goldman Sachs International	29,700,000	BRL	04/01/21	5,573,801	5,267,411	306,390
JPMorgan Chase Bank, N.A.	13,161,000	GBP	10/05/20	17,164,142	16,982,652	181,490
Citibank N.A., New York	464,232,000	JPY	07/01/21	4,571,102	4,418,964	152,138

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
ULTRA SHORT DURATION FUND

Forward Foreign Currency Exchange Contracts†† (continued)
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2020	Unrealized Appreciation (Depreciation)
Goldman Sachs International	18,400,000	CAD	11/12/20	$13,962,326	$13,823,300	$139,026
Barclays Bank plc	429,214,500	JPY	07/01/21	4,219,983	4,085,637	134,346
Goldman Sachs International	166,000,000	MXN	11/05/20	7,542,300	7,470,435	71,865
JPMorgan Chase Bank, N.A.	4,190,000	CAD	10/02/20	3,204,341	3,147,370	56,971
JPMorgan Chase Bank, N.A.	3,530,000	CAD	01/27/21	2,708,894	2,653,131	55,763
Barclays Bank plc	8,523,623	ILS	08/01/22	2,581,743	2,529,680	52,063
Goldman Sachs International	860,000	BRL	07/01/21	201,475	151,801	49,674
Morgan Stanley Capital Services LLC	70,500,000	MXN	11/05/20	3,202,595	3,172,685	29,910
JPMorgan Chase Bank, N.A.	2,200,000	CAD	10/05/20	1,679,450	1,652,576	26,874
JPMorgan Chase Bank, N.A.	1,908,000	CAD	10/16/20	1,452,616	1,433,293	19,323
Bank of America, N.A.	3,949,100	ILS	04/30/21	1,169,117	1,160,025	9,092
Citibank N.A., New York	4,100,600	ILS	04/30/21	1,211,792	1,204,528	7,264
Barclays Bank plc	179,895,000	HUF	04/21/21	583,509	578,342	5,167
Goldman Sachs International	3,270,500	ILS	01/31/22	968,616	967,778	838
Bank of America, N.A.	643,550	ILS	01/31/22	190,795	190,434	361
Barclays Bank plc	63,277	ILS	08/02/21	18,856	18,649	207
Citibank N.A., New York	232,000	JPY	01/04/21	2,264	2,203	61
Barclays Bank plc	214,500	JPY	01/04/21	2,090	2,037	53
Citibank N.A., New York	92	ILS	02/01/21	26	27	(1)
Bank of America, N.A.	33,550	ILS	02/01/21	9,803	9,832	(29)
Goldman Sachs International	4,191,500	ILS	04/30/21	1,227,224	1,231,229	(4,005)
Goldman Sachs International	2,216,500	EUR	07/30/21	2,574,741	2,617,783	(43,042)
Barclays Bank plc	34,471,970	ILS	02/01/21	10,046,528	10,101,946	(55,418)
JPMorgan Chase Bank, N.A.	2,407,925	EUR	07/30/21	2,779,155	2,843,865	(64,710)
Goldman Sachs International	34,828,865	ILS	02/01/21	10,133,222	10,206,532	(73,310)
Citibank N.A., New York	6,830,000	CAD	10/02/20	5,050,549	5,130,439	(79,890)
						$2,145,773

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
ULTRA SHORT DURATION FUND

Forward Foreign Currency Exchange Contracts†† (continued)
Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at September 30, 2020	Unrealized Appreciation (Depreciation)
Goldman Sachs International	18,294,856	ILS	02/01/21	$5,128,072	$5,361,272	$233,200
Barclays Bank plc	8,523,623	ILS	08/01/22	2,345,521	2,529,680	184,159
Goldman Sachs International	4,624,425	EUR	07/30/21	5,306,528	5,461,648	155,120
Goldman Sachs International	6,120,600	ILS	04/30/21	1,707,090	1,797,891	90,801
JPMorgan Chase Bank, N.A.	6,120,600	ILS	04/30/21	1,724,599	1,797,891	73,292
Goldman Sachs International	3,914,050	ILS	01/31/22	1,086,029	1,158,211	72,182
Barclays Bank plc	63,277	ILS	07/30/21	17,339	18,647	1,308
JPMorgan Chase Bank, N.A.	446,500	JPY	01/04/21	4,335	4,239	(96)
JPMorgan Chase Bank, N.A.	6,365,000	BRL	07/01/21	1,233,527	1,123,508	(110,019)
Citibank N.A., New York	12,635,000	BRL	07/01/21	2,423,070	2,230,247	(192,823)
JPMorgan Chase Bank, N.A.	893,446,500	JPY	07/01/21	8,723,786	8,504,601	(219,185)
						$287,939

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of September 30, 2020.
[2]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $215,526,010 (cost $214,500,598), or 42.8% of total net assets.

[3]

Variable rate security. Rate indicated is the rate effective at September 30, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[4]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $21,323,621 (cost $21,277,616), or 4.2% of total net assets — See Note 8.

[5]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2020. See table below for additional step information for each security.

[6]	Security is an interest-only strip.
[7]	Zero coupon rate security.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
ULTRA SHORT DURATION FUND

[8]

The rate is adjusted periodically by the counterparty, allows the holder to tender the security upon a rate reset, and is not based upon a set reference rate and spread. Rate indicated is the rate effective at September 30, 2020.

[9]	Rate indicated is the effective yield at the time of purchase.
BofA — Bank of America
BRL — Brazilian Real
CAD — Canadian Dollar
CME — Chicago Mercantile Exchange
EUR — Euro
GBP — British Pound
HUF — Hungarian Forint
ILS — Israeli New Shekel
JPY — Japanese Yen
LIBOR — London Interbank Offered Rate
MXN — Mexican Peso
plc — Public Limited Company
SARL — Société à Responsabilité Limitée
VRDN — Variable Rate Demand Note
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Exchange-Traded Funds	$21,242,109	$—	$—	$21,242,109
Money Market Fund	46,172,909	—	—	46,172,909
Asset-Backed Securities	—	132,130,906	15,400,000	147,530,906
Collateralized Mortgage Obligations	—	110,959,559	4,875,837	115,835,396
Corporate Bonds	—	104,207,757	—	104,207,757
Foreign Government Debt	—	78,326,972	—	78,326,972
U.S. Government Securities	—	26,600,185	—	26,600,185
Municipal Bonds	—	3,455,299	—	3,455,299
Senior Floating Rate Interests	—	1,117,013	—	1,117,013
Interest Rate Swap Agreements**	—	3,615	—	3,615
Fixed Income Index Swap Agreements**	—	341,681	—	341,681
Forward Foreign Currency Exchange Contracts**	—	3,276,240	—	3,276,240
Total Assets	$67,415,018	$460,419,227	$20,275,837	$548,110,082

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
ULTRA SHORT DURATION FUND

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts**	$1,125	$—	$—	$1,125
Forward Foreign Currency Exchange Contracts**	—	842,528	—	842,528
Total Liabilities	$1,125	$842,528	$—	$843,653

**	This derivative is reported as unrealized appreciation/depreciation at period end.

The following is a summary of significant unobservable inputs used in the fair valuation of assets categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at September 30, 2020	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average
Assets:
Asset-Backed Securities	$15,400,000	Model Price	Purchase Price	—	—
Collateralized Mortgage Obligations	4,875,837	Model Price	Purchase Price	—	—
Total Assets	$20,275,837

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2020:

	Assets
	Asset-Backed Securities	Collateralized Mortgage Obligations	Total Assets
Beginning Balance	$4,900,000	$—	$4,900,000
Purchases/(Receipts)	15,400,000	4,950,010	20,350,010
(Sales, maturities and paydowns)/Fundings	(4,900,000)	(117,654)	(5,017,654)
Amortization of premiums/discounts	—	(1)	(1)
Total realized gains (losses) included in earnings	—	—	—
Total change in unrealized appreciation (depreciation) included in earnings	—	43,482	43,482
Ending Balance	$15,400,000	$4,875,837	$20,275,837
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2020	$—	$43,482	$43,482

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2020
ULTRA SHORT DURATION FUND

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date
CSMC Trust 2020-NQM1, 1.21% due 05/25/65	2.21%	09/26/24
Verus Securitization Trust 2020-1, 2.42% due 01/25/60	3.42%	01/26/24
Verus Securitization Trust 2019-4, 2.64% due 11/25/59	3.64%	10/26/23
Verus Securitization Trust 2019-4, 2.85% due 11/25/59	3.85%	10/26/23

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
ULTRA SHORT DURATION FUND

September 30, 2020

Assets:
Investments, at value (cost $543,284,313)	$544,488,546
Cash	22,258
Segregated cash with broker	1,222
Unamortized upfront premiums paid on interest rate swap agreements	348
Unrealized appreciation on OTC swap agreements	341,681
Unrealized appreciation on forward foreign currency exchange contracts	3,276,240
Prepaid expenses	32,372
Receivables:
Securities sold	97,510,610
Fund shares sold	1,991,242
Interest	1,261,364
Variation margin on futures contracts	3,750
Dividends	1,725
Variation margin on interest rate swap agreements	1,130
Foreign tax reclaims	610
Total assets	648,933,098

Liabilities:
Segregated cash due to broker	3,200,000
Unrealized depreciation on forward foreign currency exchange contracts	842,528
Payable for:
Securities purchased	$140,595,867
Fund shares redeemed	641,640
Management fees	97,226
Distributions to shareholders	84,834
Swap settlement	37,291
Fund accounting/administration fees	14,808
Distribution and service fees	12,229
Transfer agent/maintenance fees	3,044
Trustees’ fees*	442
Due to Investment Adviser	42
Miscellaneous	90,831
Total liabilities	145,620,782
Net assets	$503,312,316

Net assets consist of:
Paid in capital	$501,420,538
Total distributable earnings (loss)	1,891,778
Net assets	$503,312,316

A-Class:
Net assets	$62,955,831
Capital shares outstanding	6,308,375
Net asset value per share	$9.98

Institutional Class:
Net assets	$440,356,485
Capital shares outstanding	44,144,875
Net asset value per share	$9.98

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

STATEMENT OF OPERATIONS
ULTRA SHORT DURATION FUND

Year Ended September 30, 2020

Investment Income:
Dividends	$204,563
Interest	8,856,357
Total investment income	9,060,920

Expenses:
Management fees	1,242,286
Distribution and service fees:
A-Class	126,190
Transfer agent/maintenance fees:
A-Class	16,386
Institutional Class	56,503
Fund accounting/administration fees	158,383
Custodian fees	85,617
Professional fees	76,493
Trustees’ fees*	28,507
Short sales interest expense	25,427
Line of credit fees	23,976
Miscellaneous	164,506
Recoupment of previously waived fees:
A-Class	1,420
Institutional Class	14,348
Total expenses	2,020,042
Less:
Expenses reimbursed by Adviser:
A-Class	(13,150)
Institutional Class	(35,245)
Expenses waived by Adviser	(44,917)
Earnings credits applied	(15,036)
Total waived/reimbursed expenses	(108,348)
Net expenses	1,911,694
Net investment income	7,149,226

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(1,301,793)
Investments sold short	(256)
Swap agreements	(651,332)
Futures contracts	373,006
Forward foreign currency exchange contracts	1,243,032
Foreign currency transactions	228,044
Net realized loss	(109,299)
Net change in unrealized appreciation (depreciation) on:
Investments	1,380,845
Swap agreements	1,619,699
Futures contracts	(63,977)
Forward foreign currency exchange contracts	891,420
Foreign currency translations	(3,391)
Net change in unrealized appreciation (depreciation)	3,824,596
Net realized and unrealized gain	3,715,297
Net increase in net assets resulting from operations	$10,864,523

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
ULTRA SHORT DURATION FUND

	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$7,149,226	$9,869,976
Net realized loss on investments	(109,299)	(28,026)
Net change in unrealized appreciation (depreciation) on investments	3,824,596	(548,358)
Net increase in net assets resulting from operations	10,864,523	9,293,592

Distributions to shareholders:
A-Class	(703,568)	(139,082)
Institutional Class	(7,411,376)	(10,924,443)
Total distributions to shareholders	(8,114,944)	(11,063,525)

Capital share transactions:
Proceeds from sale of shares
A-Class	98,280,201	36,269,668
Institutional Class	611,120,446	403,303,618
Distributions reinvested
A-Class	698,604	137,329
Institutional Class	6,175,476	8,651,860
Cost of shares redeemed
A-Class	(67,169,591)	(5,241,855)
Institutional Class	(603,110,371)	(342,911,050)
Net increase from capital share transactions	45,994,765	100,209,570
Net increase in net assets	48,744,344	98,439,637

Net assets:
Beginning of year	454,567,972	356,128,335
End of year	$503,312,316	$454,567,972

Capital share activity:
Shares sold
A-Class	9,879,376	3,638,332
Institutional Class	61,791,120	40,454,632 [1]
Shares issued from reinvestment of distributions
A-Class	70,360	13,774
Institutional Class	622,640	867,866 [1]
Shares redeemed
A-Class	(6,767,628)	(525,839)
Institutional Class	(60,780,621)	(34,376,508)[1]
Net increase in shares	4,815,247	10,072,257

[1]

The capital share activity for the period October 1, 2018 to November 30, 2018 has been restated to reflect the reorganization of the Guggenheim Strategy Fund I with and into the Guggenheim Ultra Short Duration Fund — Institutional Class effective November 30, 2018. In conjunction with the reorganization, Guggenheim Ultra Short Duration Fund issued 2.501601322 Institutional Class shares for every 1 share of Guggenheim Strategy Fund I. See Note 11 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

FINANCIAL HIGHLIGHTS
ULTRA SHORT DURATION FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Sept. 30, 2020	Period Ended Sept. 30, 2019[a]
Per Share Data
Net asset value, beginning of period	$9.97	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.12	.17
Net gain (loss) on investments (realized and unrealized)	.03	.02 [i]
Total from investment operations	.15	.19
Less distributions from:
Net investment income	(.14)	(.21)
Net realized gains	—	(.01)
Total distributions	(.14)	(.22)
Net asset value, end of period	$9.98	$9.97

Total Return	1.52%	1.89%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$62,956	$31,154
Ratios to average net assets:
Net investment income (loss)	1.20%	2.05%
Total expenses[e]	0.65%	0.61%
Net expenses[f,g,h]	0.61%	0.58%
Portfolio turnover rate	129%	55%

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
ULTRA SHORT DURATION FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019[d]	Year Ended Sept. 30, 2018[d]	Year Ended Sept. 30, 2017[d]	Year Ended Sept. 30, 2016[d]
Per Share Data
Net asset value, beginning of period	$9.96	$10.01	$10.04	$9.99	$9.95
Income (loss) from investment operations:
Net investment income (loss)[b]	.15	.28	.24	.17	.14
Net gain (loss) on investments (realized and unrealized)	.04	(.04)	—	.06	.04
Total from investment operations	.19	.24	.24	.23	.18
Less distributions from:
Net investment income	(.17)	(.28)	(.27)	(.18)	(.14)
Net realized gains	—	(.01)	— [c]	—	—
Total distributions	(.17)	(.29)	(.27)	(.18)	(.14)
Net asset value, end of period	$9.98	$9.96	$10.01	$10.04	$9.99

Total Return	1.88%	2.37%	2.48%	2.24%	1.95%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$440,356	$423,414	$356,128	$426,592	$407,371
Ratios to average net assets:
Net investment income (loss)	1.47%	2.54%	2.44%	1.73%	1.37%
Total expenses[e]	0.38%	0.30%	0.07%	0.08%	0.07%
Net expenses[f,g,h]	0.36%	0.29%	0.07%	0.08%	0.07%
Portfolio turnover rate	129%	55%	74%	65%	66%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

FINANCIAL HIGHLIGHTS (concluded)
ULTRA SHORT DURATION FUND

[a]	Since commencement of operations: November 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Distributions from realized gains are less than $0.01 per share.
[d]

The per share data for the years ended September 30, 2016 through September 30, 2018 and the period October 1, 2018 to November 30, 2018 has been restated to reflect the reorganization of the Guggenheim Strategy Fund I with and into the Guggenheim Ultra Short Duration Fund effective November 30, 2018. In conjunction with the reorganization, Guggenheim Ultra Short Duration Fund issued 2.501601322 Institutional Class shares for every 1 share of Guggenheim Strategy Fund I. See Note 11 in Notes to Financial Statements.

[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[g]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/20	09/30/19
A-Class	0.00%*	—
Institutional Class	0.00%*	0.00%*

*	Less than 0.01%

[h]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/20	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	0.58%	0.58%	N/A	N/A	N/A
Institutional Class	0.33%	0.29%	0.07%	0.08%	0.07%

[i]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net loss on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2020, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Ultra Short Duration Fund (the “Fund”), a diversified investment company. At September 30, 2020, only A-Class and Institutional Class shares have been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD or the “Distributor”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

NOTES TO FINANCIAL STATEMENTS (continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of interest rate swap agreements entered into by the Fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the previous day’s Chicago Mercantile Exchange close price, adjusted for the current day’s spreads.

The values of other swap agreements entered into by the Fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

NOTES TO FINANCIAL STATEMENTS (continued)

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to)

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interest on When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(e) Short Sales

When the Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(f) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

NOTES TO FINANCIAL STATEMENTS (continued)

(g) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(h) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(i) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(j) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2020, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(k) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

The Fund may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

NOTES TO FINANCIAL STATEMENTS (continued)

(l) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

(m) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(n) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2020, are disclosed in the Statement of Operations.

(o) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.09% at September 30, 2020.

(p) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 2 – Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract;

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NOTES TO FINANCIAL STATEMENTS (continued)

(iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a monthly basis:

	Average Notional Amount
Use	Long	Short
Duration, Income	$—	$4,429,469

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

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The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

	Average Notional Amount
Use	Long	Short
Income	$782,449	$6,835,468

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
Use	Pay Floating Rate	Receive Floating Rate
Hedge, Income	$1,657,750	$10,832,750

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will received a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap

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NOTES TO FINANCIAL STATEMENTS (continued)

agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
Use	Protection Sold	Protection Purchased
Hedge	$—	$14,616,667

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge, Income	$28,542,297	$92,423,994

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Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2020:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Interest Rate contracts	Variation margin on futures contracts
Unrealized appreciation on OTC swap agreements
Unamortized upfront premiums paid on interest rate swap agreements
Variation margin on interest rate swap agreements
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following tables sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2020:

Asset Derivative Investments Value
Futures Interest Rate Risk*	Swaps Interest Rate Risk*	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2020
$—	$345,296	$3,276,240	$3,621,536

Liability Derivative Investments Value
Futures Interest Rate Risk*	Swaps Interest Rate Risk*	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2020
$1,125	$—	$842,528	$843,653

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives as reported on the Schedule of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Interest Rate/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2020:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Forward Foreign Currency Exchange Risk	Total
$373,006	$(1,220,386)	$569,054	$1,243,032	$964,706

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Forward Foreign Currency Exchange Risk	Total
$(63,977)	$1,129,160	$490,539	$891,420	$2,447,142

In conjunction with the use of short sales and derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

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Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral

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NOTES TO FINANCIAL STATEMENTS (continued)

received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Fixed Income Index Swap Agreements	$341,681	$—	$341,681	$—	$(341,681)	$—
Forward foreign currency exchange contracts	3,276,240	—	3,276,240	(842,528)	(2,394,378)	39,334

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Forward foreign currency exchange contracts	$842,528	$—	$842,528	$(842,528)	$—	$—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2020.

Counterparty	Asset Type	Cash Pledged	Cash Received
Barclays Bank plc	Forward foreign currency exchange contracts, Total return swap agreements	$—	$480,000
BNP Paribas	Total return swap agreements	—	300,000
BofA Securities, Inc.	Interest rate swap agreements	1,222	—
Citibank N.A., New York	Forward foreign currency exchange contracts	—	480,000
Goldman Sachs International	Forward foreign currency exchange contracts	—	1,040,000
JP Morgan Chase and Co.	Forward foreign currency exchange contracts, Total return swap agreements	—	900,000
		1,222	3,200,000

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on

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NOTES TO FINANCIAL STATEMENTS (continued)

inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.25% of the average daily net assets of the Fund.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution Plan related to the offering of A-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plan provides for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class shares.

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Ultra Short Duration Fund - A-Class	0.58%	11/30/18	02/01/21
Ultra Short Duration Fund - Institutional Class	0.33%	11/30/18	02/01/21

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NOTES TO FINANCIAL STATEMENTS (continued)

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At September 30, 2020, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2021	2022	2023	Total
A-Class	$—	$270	$18,083	$18,353
Institutional Class	—	3,365	75,229	78,594

For the year ended September 30, 2020, GI recouped $15,768 from the Fund.

For the year ended September 30, 2020, GFD retained sales charges of $253,986 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

At September 30, 2020, GI and its affiliates owned 59% of the outstanding shares of the Fund.

Note 6 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2020 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$8,114,944	$—	$8,114,944

The tax character of distributions paid during the year ended September 30, 2019 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$10,855,198	$208,327	$11,063,525

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2020 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
$729,460	$—	$2,230,959	$(465,885)	$(602,756)	$1,891,778

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2020, capital loss carryforwards for the Fund were as follows:

Unlimited
Short-Term	Long-Term	Total Capital Loss Carryforward
$—	$(465,885)	$(465,885)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in certain bonds and swap contracts, foreign currency gains and losses, losses deferred due to wash sales, and the “mark-to-market” of certain derivatives. Additional differences may result from the tax treatment of bond premium/discount amortization,

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NOTES TO FINANCIAL STATEMENTS (continued)

dividends payable, paydown reclasses, and the “mark-to-market” of certain investments denominated in foreign currencies. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

There were no adjustments made on the Statement of Assets and Liabilities as of September 30, 2020 for permanent book/tax differences.

At September 30, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
$542,603,128	$4,597,649	$(2,366,935)	$2,230,714

Note 7 – Securities Transactions

For the year ended September 30, 2020, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$462,100,766	$377,525,906

For the year ended September 30, 2020, the cost of purchases and proceeds from the sales of government securities were as follows:

Purchases	Sales
$31,734,721	$18,337,589

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction

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NOTES TO FINANCIAL STATEMENTS (continued)

is effected at the current market price to save costs, where permissible. For the year ended September 30, 2020, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain (Loss)
$30,469,437	$—	$—

Note 8 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Cascade Funding Mortgage Trust
2019-RM3, 2.80% (WAC) due 06/25/69[1]	06/25/19	$433,283	$434,226
FKRT
5.47% due 07/03/23	06/12/20	4,832,354	4,875,837
Madison Avenue Secured Funding Trust
2019-1, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 11/11/20[1]	09/09/19	700,000	700,000
Nationstar HECM Loan Trust
2019-2A, 2.27% (WAC) due 11/26/29[1]	11/21/19	611,979	613,558
Station Place Securitization Trust
2020-5, 1.18% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 05/24/22[1]	05/13/20	8,100,000	8,100,000
Station Place Securitization Trust
2020-9, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 02/15/21[1]	08/14/20	2,000,000	2,000,000
Station Place Securitization Trust
2020-7, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 12/24/20[1]	06/24/20	4,600,000	4,600,000
		$21,277,616	$21,323,621

[1]

Variable rate security. Rate indicated is the rate effective at September 30, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

Note 9 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,205,000,000 line of credit from Citibank, N.A., which was in place through October 4, 2019, at which time the line of credit was renewed with an increased commitment amount of $1,230,000,000. A Fund may draw (borrow) from the line of credit, with limits subject to applicable regulatory requirements around

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NOTES TO FINANCIAL STATEMENTS (continued)

leverage, as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of its allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the year ended September 30, 2020.

On October 2, 2020, the Trust, along with other affiliated trusts, renewed the $1,230,000,000 line of credit with Citibank, N.A.

Note 10 – Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity.

As of October 1, 2019, the Fund has fully adopted the provisions of the 2017 ASU which were applied through a modified retrospective transition approach, as prescribed. The adoption resulted in a cumulative effect adjustment to reduce amortized cost and increase unrealized appreciation of investments for the Fund in the following amount of $29,759.

The adoption had no impact on total distributable earnings (loss), net assets, the current period results from operations, or any prior period information presented in the financial statements.

Note 11 – Merger

On November 14, 2018, the Board approved the reorganization of Guggenheim Strategy Fund I with and into the Guggenheim Ultra Short Duration Fund, a newly organized series of Guggenheim Funds Trust. The reorganization of Guggenheim Strategy Fund I took place on November 30, 2018. For financial reporting purposes, Guggenheim Strategy Fund I is the accounting survivor in the reorganization and, as such, its financial and performance history prior to the reorganization has been carried forward and reflected in Guggenheim Ultra Short Duration Fund’s financial statements and financial highlights. In conjunction with the reorganization, shareholders of Guggenheim Strategy Fund I received Institutional Class shares of Guggenheim Ultra Short Duration Fund at a ratio of 2.501601322 shares for every 1 share of Guggenheim Strategy Fund I. The effect of this reorganization resulted in an increase in the number of shares

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NOTES TO FINANCIAL STATEMENTS (concluded)

outstanding and a corresponding decrease in the net asset value per share. The capital share activity in the Statements of Changes in Net Assets for the period October 1, 2018 to November 30, 2018, and the per share data in the Financial Highlights for the years ended September 30, 2016 through September 30, 2018 and the period October 1, 2018 to November 30, 2018 have been given retroactive effect to reflect the ratio of shares issued in the reorganization. There were no changes in net assets, results of operations or total return as a result of these transactions.

Note 12 – COVID-19 and Recent Developments

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Note 13 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Ultra Short Duration Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim Ultra Short Duration Fund (the “Fund”), (one of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedule of investments, as of September 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Guggenheim Funds Trust) at September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers were not received.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 27, 2020

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2021, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2020.

The Fund’s investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2020, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2020, the Fund had the corresponding percentage qualify as interest related dividends as permitted by IRC Section 871(k)(1). See qualified interest income column in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income
0.50%	0.86%	64.37%

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

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OTHER INFORMATION (Unaudited)(continued)

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

● Guggenheim Diversified Income Fund (“Diversified Income Fund”)

● Guggenheim High Yield Fund (“High Yield Fund”)

● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

● Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

● Guggenheim Municipal Income Fund (“Municipal Income Fund”)

● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

● Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

● Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

● Guggenheim World Equity Income Fund (“World Equity Income Fund”)

● Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

● Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

● Guggenheim Limited Duration Fund (“Limited Duration Fund”)

● Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

● Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

● Guggenheim SMid Cap Value Fund (“SMid Cap Value Fund”)

● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

● Guggenheim Ultra Short Duration Fund (“Ultra Short Duration Fund”)

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OTHER INFORMATION (Unaudited)(continued)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) Municipal Income Fund; (vi) Small Cap Value Fund; (vii) SMid Cap Value Fund; (viii) StylePlus—Large Core Fund; (ix) StylePlus—Mid Growth Fund; and (x) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund; (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; (vii) Total Return Bond Fund; and (viii) Ultra Short Duration Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).1 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio. GPIM also serves as investment adviser for the Capital Stewardship Fund, which is addressed in a separate report.2

[1]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as an “Adviser” and together, the “Advisers.”

[2]

Because shares of the Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to the Capital Stewardship Fund, and the Sub-Advisory Agreement with Concinnity Advisors, LP, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding the Capital Stewardship Fund.

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OTHER INFORMATION (Unaudited)(continued)

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.3 At meetings held by videoconference and/or telephonically on April 20–21, 2020 (the “April Meeting”) and on May 15 and 18, 2020 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract

[3]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief was originally limited to the period from March 13, 2020 to June 15, 2020 and was subsequently extended through August 15, 2020. The Board, including the Independent Trustees, relied on this relief in voting to renew the Agreements at a meeting of the Board held by videoconference on May 18, 2020.

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OTHER INFORMATION (Unaudited)(continued)

Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each of the Advisory Agreements and the GPIM Sub-Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by Each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal and regulatory risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related

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OTHER INFORMATION (Unaudited)(continued)

services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.4 As a result, the Committee did not evaluate the services provided to the Municipal Income Fund under the Advisory Agreement and the GPIM Sub-Advisory Agreement separately.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2019, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. The Committee also received certain updated performance information as of March 31, 2020.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee considered more recent performance periods for those Funds with circumstances in which recent enhancements had been made to the portfolio management processes or techniques employed for a Fund. Except as to the individual Funds discussed below,

[4]

Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Agreements.

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OTHER INFORMATION (Unaudited)(continued)

the Committee observed that the returns of each Fund’s Institutional Class shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations:

Alpha Opportunity Fund: The returns of the Fund’s Institutional Class shares ranked in the 93rd and 97th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily due to the Fund’s beta profile and fundamental factor tilts. The Committee noted management’s statement that the Fund’s lower beta profile to broad market U.S. equities relative to its peers, high positive allocation to value and short on growth, and negative sector exposures to well-performing sectors have detracted from investment performance. The Committee took into account management’s statement that, since October 2016, the Fund’s investment team has implemented enhancements to a number of components of the investment model used for the Fund, including revising expected risk models and security selection models, expanding the number of industry models used and more recently adding a macro overlay to better incorporate Guggenheim’s market views. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings had improved to the 64th and 83rd percentiles, respectively, and that one-year performance ranked in the 53rd percentile. The Committee also considered Guggenheim’s statement that it continues to conduct ongoing research into potential enhancements to improve the Fund’s performance, but is not currently contemplating any changes to the Fund’s portfolio construction process in the near term.

Diversified Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 90th percentile of its performance universe for the three-year period ended December 31, 2019. The Committee noted management’s explanation that the Fund’s relative underperformance over this time period was primarily due to the Fund’s defensively-positioned portfolio, in particular within its fixed-income sleeve which includes allocations to several Guggenheim fixed-income funds that were defensively positioned beginning in 2018, reflecting Guggenheim’s market views. The Committee also noted management’s statement that the Fund maintained a lower beta profile to equities relative to its peers. The Committee took into account management’s statement that, although absolute returns have trailed peers, the Fund’s risk-adjusted returns for the period since inception through December 31, 2019 rank in the top decile of its peer group while its maximum drawdown is in the lowest quartile of its peer group. The Committee also considered management’s statement that, during 2019, the Fund’s investment team implemented a new model to help drive allocation decisions and provide increased flexibility in making relative value assessments across asset classes and sectors, which is expected to improve investment performance. The Committee noted that, as of March 31, 2020, the three-year performance ranking had improved to the 78th percentile and that one-year performance ranked in the 66th percentile.

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OTHER INFORMATION (Unaudited)(continued)

Large Cap Value Fund: The returns of the Fund’s Institutional Class shares ranked in the 53rd and 80th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the three-year time period was primarily due to the Fund’s overweight exposure to value stocks relative to its peers, driven by the Fund’s disciplined, Delta-Y-based investment process. The Committee considered the Fund’s competitive performance over the five-year time period, noting management’s statement that such performance was due to the implementation of Compass, a stock selection tool, in August 2014. The Committee also took into account management’s statement that the investment team was expanded and given enhanced tools and flexibility in 2019 to construct portfolios that harness Guggenheim’s security selection capabilities with better control of factor risks. The Committee noted that, although as of March 31, 2020 the performance rankings for the Fund had not improved, the implementation of Compass had resulted in improved performance for other funds in the Guggenheim fund complex.

Macro Opportunities Fund: The returns of the Fund’s Institutional Class shares ranked in the 38th and 75th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that, although the returns of the Fund’s Institutional Class shares rank well relative to its performance universe for the since-inception and five-year periods, the large majority of the Fund’s relative underperformance over the three-year time period was due to sharp underperformance in 2019 as a result of the Fund’s high credit quality and lower duration portfolio throughout 2019, which reflected Guggenheim’s market views that were implemented beginning in 2018. The Committee noted management’s view that the Fund’s defensive positioning was justified given growing risks in credit markets, tight credit spreads and low to negative term premiums. The Committee also noted management’s statement that many peers had higher allocations to corporate credit, which performed well in 2019. The Committee took into account management’s statement that the Fund’s investment team believes a defensive approach may offer greater relative value given current market conditions, but may increase allocations to risk when markets present more positive asymmetry. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings had improved to the 29th and 56th percentiles, respectively.

Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 89th and 72nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s increased allocation to floating rate securities in 2016 and the Fund’s more defensive investment approach detracted from performance that year, impacting trailing returns for the five-year and three-year periods. The Committee noted management’s explanation that the Fund’s defensive positioning in 2019, notably underweights in duration and credit risks, which reflected Guggenheim’s market views that were implemented beginning in 2018, also contributed to relative underperformance. The Committee also took into account management’s statement that the investment team believes a defensive approach is warranted given growing credit risks and high

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OTHER INFORMATION (Unaudited)(continued)

valuations across the Fund’s investable universe. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings had improved to the 47th and 29th percentiles, respectively.

Total Return Bond Fund: The returns of the Fund’s Institutional Class shares ranked in the 17th and 77th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s defensive positioning in 2019, notably underweights in corporate credit and duration risks, which reflected Guggenheim’s market views that were implemented beginning in 2018, was the primary contributor to its relative underperformance over the three-year time period. The Committee noted management’s statement that the returns of the Fund’s Institutional Class shares rank well over longer time periods, especially from a risk-adjusted standpoint. The Committee took into account management’s statement that, given the investment team’s defensive outlook, capital preservation will remain at the forefront of portfolio positioning and the team will continue to manage downside protection and seek to take advantage of return opportunities should the risk-reward trade-off become more attractive. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings had improved to the 1st and 9th percentiles, respectively.

World Equity Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 74th and 86th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the three-year time period was primarily due to its emphasis on producing a high level of dividend income during a period in which dividend-paying stocks underperformed broader equity indices. The Committee noted management’s statement that the Fund’s peer group, as identified by FUSE, consists of funds that invest in global equities without a particular focus on dividend income, whereas the Fund performed competitively over the three-year time period when compared to management’s internal peer group, which utilizes the Lipper Global Equity Income peer group. The Committee took into account management’s statement that, in early 2020, the investment team revised the investment process for the Fund to allow greater flexibility to employ Guggenheim’s fundamental factor and sector models to generate alpha, which is expected to improve performance. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings had improved to the 48th and 61st percentiles, respectively, and that one-year performance ranked in the 59th percentile.

After reviewing the foregoing and other related factors, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

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OTHER INFORMATION (Unaudited)(continued)

Comparative Fees, Costs of Services Provided and the Benefits Realized by Each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee5 and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that, while Fund flows and profitability are evaluated, primary consideration is given to market competitiveness, support requirements and shareholder return and expense expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the applicable Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial, legal and regulatory risks it faces when offering the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or that the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group.

In addition, the Committee made the following observations:

[5]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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OTHER INFORMATION (Unaudited)(continued)

Floating Rate Strategies Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (93rd percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception period ended December 31, 2019. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

High Yield Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (60th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (87th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception and five-year periods ended December 31, 2019. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Limited Duration Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class ranks in the third quartile (73rd percentile) of its peer group. The Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (60th percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the since-inception and five-year periods ended December 31, 2019. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Macro Opportunities Fund: The contractual advisory fee, net effective management fee and total net expense ratio for the Fund’s Institutional Class shares each rank in the fourth quartile (87th, 80th and 87th percentiles, respectively) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities outside of fixed income, including equities, currencies, commodities and derivatives, and that peer funds have varying degrees of capability, flexibility and associated

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OTHER INFORMATION (Unaudited)(continued)

fees. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception period ended December 31, 2019. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

SMid Cap Value Fund: The Committee noted that, effective January 3, 2020, Guggenheim SMid Cap Value Institutional Fund (the “Predecessor Institutional Fund”) merged into the newly created Institutional Class of the SMid Cap Value Fund. The Committee noted that the Predecessor Institutional Fund’s fees and expenses were identical to those of the SMid Cap Value Fund’s Institutional Class shares and that the total net expense ratio of the SMid Cap Value Fund’s Institutional Class shares is expected to be lower than that of the Predecessor Institutional Fund.

The contractual advisory fee of the Predecessor Institutional Fund ranked in the first quartile (17th percentile) of its peer group. The net effective management fee of the Predecessor Institutional Fund ranked in the fourth quartile (83rd percentile) of its peer group. The Committee considered that the total net expense ratio of the Predecessor Institutional Fund ranked in the third quartile (58th percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the SMid Cap Value Fund’s currently effective expense limitation agreement with the Adviser.

Total Return Bond Fund: The contractual advisory fee, net effective management fee and total net expense ratio for the Fund’s Institutional Class shares each rank in the fourth quartile (80th, 87th and 80th percentiles, respectively) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the since-inception and five-year periods ended December 31, 2019. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Ultra Short Duration Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (33rd percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile) of its peer group. The Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the second quartile (40th percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

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OTHER INFORMATION (Unaudited)(continued)

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2019, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2018. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

The Committee also considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from certain economies of scale and synergies, such as enhanced visibility of the Advisers, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee noted the Adviser’s statements, including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in

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OTHER INFORMATION (Unaudited)(continued)

the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such breakpoints and expense waivers and limitations. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, among other things considered, the Committee determined that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for Municipal Income Fund—Security Investors and GPIM, respectively—are part of and do business as Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact

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OTHER INFORMATION (Unaudited)(concluded)

the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

The Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since July 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr.(1) (1946)	Trustee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Jerry B. Farley(1) (1946)	Trustee	Since 2005	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III(1) (1946)	Trustee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since July 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (9) (2018 - present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since July 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-September 2020).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.
(1)	Under the Fund’s Independent Trustees Retirement Policy, Messrs. Chubb, Farley and Friedrich are expected to retire in 2021.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Guggenheim Funds Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) previously approved the designation of a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018, through March 31, 2020. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

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9.30.2020

Guggenheim Funds Annual Report

Guggenheim Limited Duration Fund

Beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	LD-ANN-0920x0921

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
LIMITED DURATION FUND	8
NOTES TO FINANCIAL STATEMENTS	37
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	54
OTHER INFORMATION	55
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	64
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	69
LIQUIDITY RISK MANAGEMENT PROGRAM	72

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2020

Dear Shareholder:

The fiscal year ended September 30, 2020, concluded on a cautious note. Even though markets performed well for most of the period, COVID-19 became the deadliest pandemic in a century, causing a steeper plunge in output and employment in two months than during the first two years of the Great Depression. The U.S. Federal Reserve acted quickly to restore market functioning and cushion the economy, cutting rates to zero, engaging in massive asset purchases, and launching an array of lending facilities. Congress also acted much faster than in previous downturns, with the budget deficit headed to the highest level since World War II.

The recovery since the spring has been faster than expected, with consumer confidence holding up due to the temporary nature of layoffs and positive personal income growth thanks to massive fiscal support. However, the outlook for the next several months is more challenging. Fiscal support is fading, so incomes will likely fall in the fourth quarter. Also, colder weather and the reopening of schools make the likelihood of another large COVID wave very high, risking renewed lockdowns and a setback in the recovery. We do not expect a full recovery will be possible until a vaccine has been developed, tested, approved, produced, and administered across the globe. This process will likely take until mid-2021, or possibly longer. As discussed in this shareholder report, these events have had an impact on performance.

Guggenheim Partners Investment Management, LLC (the “Investment Adviser”) is pleased to present the shareholder report for Guggenheim Limited Duration Fund (the “Fund”) for the annual fiscal period ended September 30, 2020.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm. Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC

October 31, 2020

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2020

Limited Duration Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2020

While no one anticipated the emergence of a global pandemic a year ago, we anticipated that markets had become overvalued and were vulnerable to some kind of exogenous shock. That shock came in the form of COVID-19, the necessary precautions against which have placed additional burden on already struggling global economies. Faced with the prospect of an economic collapse, policymakers in the U.S. introduced fiscal and monetary policy initiatives that have for the most part shored up the U.S. economy, although more stimulus appears to be necessary. These policy initiatives, particularly on the monetary side, have increased market liquidity and lowered borrowing rates, challenging fixed-income investors with low yields. For the trailing 12-month period ended September 30, 2020, the yield on the two-year Treasury declined by 150 basis points to 0.13% from 1.63%, and the 10-year Treasury fell 99 basis points to 0.69% from 1.68%. The spread between the two-year U.S. Treasury and 10-year U.S. Treasury widened from 5 basis points to 56 basis points.

While the outlook on fiscal policy is contingent on the 2020 presidential election outcome, the monetary policy outlook is far less dependent on it. Our views hold that the U.S. Federal Reserve (the “Fed”) will remain accommodative over the next several years. This is in large part owing to recent revisions to the Fed’s policy framework that resulted in a dovish shift in the policy reaction function.

Fed policymakers revised their Statement on Longer-Run Goals and Monetary Policy Strategy in August 2020. Labor market goals now focus on correcting shortfalls in achieving maximum employment, rather than managing deviations from it, which previously included tightening policy when the Fed thought the labor market was too tight. Instead, the Fed will now tolerate the unemployment rate falling below a level they consider to be maximum employment as long as it does not produce unwanted inflation. On inflation policy, the Fed will aim for core inflation to average 2 percent over an unspecified time period. This allows for inflation readings that are moderately above 2 percent over shorter horizons to make up for periods when inflation falls below its target.

The practical effect of the revised strategy would likely have meant no rate hikes from 2015–2018, as inflation was never above 2 percent for a sustained period and a low unemployment rate is now an insufficient justification for raising rates. But the revised statement, and Fed Chair Jerome Powell’s speech at Jackson Hole, which coincided with the release of the new framework, gave no explanation of how the Fed would actually achieve higher inflation, something it could not attain previously with years of short-term rates at zero and trillions of dollars in quantitative easing. A lack of concrete guidance on the overshoot (with no numerical target and no specified time frame) further weakens the policy and the associated response in inflation expectations, which remain lower than the Fed would favor.

We expect the Fed will have a difficult time in reaching its inflation target in the coming years, let alone exceeding it, in part because core inflation lags real gross domestic product growth by about 18 months, meaning that inflation should trend downward over the next several quarters. In addition, elevated unemployment and a high debt burden will weigh on the speed of the recovery. As the last expansion demonstrated, even a strong economy with low unemployment does not necessarily produce inflation in excess of 2 percent, as many components of inflation are not responsive to interest rates or economic conditions.

Below-target inflation may anchor U.S. Treasury yields at low levels. In the near term, concerns over another COVID-19 wave complicated by the flu season, a slowing pace of improvement in the labor market, a lack of additional fiscal stimulus, and election uncertainty, all suggest low U.S. Treasury yields. In addition, comparatively higher yields in the U.S. should continue to attract capital from abroad, further supporting the market.

For the 12-month period ended September 30, 2020, the Standard & Poor’s 500® (“S&P 500”) Index* returned 15.15%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 0.49%. The return of the MSCI Emerging Markets Index* was 10.54%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 6.98% return for the 12-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 3.25%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.10% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2020

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Total Return Index measures the performance of publicly issued investment grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2020 and ending September 30, 2020.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	0.78%	5.91%	$ 1,000.00	$ 1,059.10	$ 4.03
C-Class	1.54%	5.47%	1,000.00	1,054.70	7.93
P-Class	0.78%	5.90%	1,000.00	1,059.00	4.03
Institutional Class	0.53%	6.00%	1,000.00	1,060.00	2.74
R6-Class	0.59%	6.05%	1,000.00	1,060.50	3.05

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	0.78%	5.00%	$ 1,000.00	$ 1,021.16	$ 3.95
C-Class	1.54%	5.00%	1,000.00	1,017.35	7.79
P-Class	0.78%	5.00%	1,000.00	1,021.16	3.95
Institutional Class	0.53%	5.00%	1,000.00	1,022.41	2.69
R6-Class	0.59%	5.00%	1,000.00	1,022.11	2.99

[1]

Annualized and excludes expenses of the underlying funds in which the Fund invests. This ratio represents net expenses, which may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratio for the Fund would be 0.74%, 1.49%, 0.74%, 0.49% and 0.49% for the A-Class, C-Class, P-Class, Institutional Class and R6-Class, respectively.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2020 to September 30, 2020.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2020

To Our Shareholders

Guggenheim Limited Duration Fund (the “Fund”) is managed by a team of seasoned professionals, including Anne B. Walsh, Senior Managing Director and Chief Investment Officer, Fixed Income; Steven H. Brown, CFA, Senior Managing Director and Portfolio Manager; and Adam Bloch, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2020.

For the one year period ended September 30, 2020, Guggenheim Limited Duration Fund returned 5.51%1, compared with the 3.43% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Total Return Index.

The Fund seeks to provide a high level of income consistent with the preservation of capital. It invests at least 80% of its assets in a diversified portfolio of debt securities.

The portfolio was defensively positioned coming into 2020 because we viewed the risk versus reward trade-off of owning corporate credit as unattractive, as economic momentum was stalling as we reached the later innings of the credit cycle. The Fund maintained a significant liquidity buffer and limited exposure to higher-risk asset classes. As spreads swung from cycle tights to near historically wide levels, the Fund profitably unwound credit protection credit default swap index hedges and took advantage of dislocations across corporate credit markets by adding investment-grade corporates.

The resetting of valuations across most asset classes presented opportunities and prompted us to meaningfully increase the Fund’s credit beta. Beginning in mid-March, credit spreads reached levels that had rarely been wider, which completely changed the value proposition and upside/downside risk of investing in credit. The most attractive categories of focus have been new issue investment-grade corporates, select opportunities in the high-yield and loan sectors, and secondary market opportunities in structured credit. Even as credit spreads retraced from their mid-March wides, they still presented attractive long-term value.

Over the 12-month period, investment-grade corporate credit was the largest contributor to Fund performance. Scale, revenue diversity, and several liquidity levers at their disposal continue to help investment-grade-rated companies weather the pandemic, and makes the sector an attractive place to allocate capital. Investment-grade companies have bolstered their balance sheets by terming out debt maturities at historically low interest rates. After a robust nine months of record supply in 2020, totaling roughly $1.5 trillion, street estimates for the fourth quarter of 2020 predict a return to negative net issuance. The global search for yield remains strong and greater dollar liquidity has helped keep the cost of currency hedging for foreign investors low, so we continue to see robust overseas demand for U.S. credit. Headlines on election concerns, stimulus rhetoric, and increased COVID-19 cases all contributed to short-term volatility. However, we believe the investment-grade corporate market will see buyers step in at wider levels and we anticipate spreads will trade relatively range bound into the end of the year.

Structured credit, which totaled over 40% of the Fund’s allocation at period end, added to performance. Improving sentiment toward broader market risk continued to flow into the structured credit markets. We continued to favor senior tranches, as subordinated positions may encounter further credit losses that are not yet priced in should the economic impact of COVID-19, coupled with a lack of a fiscal stimulus bill, persist. With that said, we see opportunities in whole-business ABS financing for market-leading quick-service restaurant concepts, digital infrastructure securitizations, and select esoteric ABS that offer compelling yields with strong credit fundamentals.

Since the initial increase of borrowers in forbearance in April 2020, residential mortgage-backed securities’ credit performance stabilized, and spreads tightened. New-home starts accelerated past expectations during the third quarter of 2020, leading to more confidence within the sector. Mortgage credit performance will continue to be dependent on the broader economy, but most of the positions in the Fund are not reliant on a sustained recovery given that the exposure is significantly seasoned.

Overall duration was at 2.7 years at period’s end. With the U.S. Federal Reserve (the “Fed”) set for a protracted period at the zero bound, Treasury yields at the front end are likely to remain range bound with the possibility of negative rates at some point.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2020

Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one-year period ended September 30, 2020, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2020

LIMITED DURATION FUND

OBJECTIVE: Seeks to provide a high level of income consistent with preservation of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	31.3%
AA	16.0%
A	16.5%
BBB	20.9%
BB	2.9%
B	1.4%
CCC	0.6%
NR2	2.7%
Other Instruments	7.7%
Total Investments	100.0%

Inception Dates:
A-Class	December 16, 2013
C-Class	December 16, 2013
P-Class	May 1, 2015
Institutional Class	December 16, 2013
R6-Class	March 13, 2019

Ten Largest Holdings (% of Total Net Assets)
Uniform MBS 30 Year, 2.00%	5.2%
Government of Japan, (0.09)%	2.6%
iShares iBoxx $ Investment Grade Corporate Bond ETF	2.6%
United Mexican States, 4.43%	1.9%
Shackleton CLO Ltd., 1.19%	1.8%
Station Place Securitization Trust, 1.18%	1.5%
Boeing Co., 4.88%	1.4%
Government of Japan, (0.14)%	1.3%
iShares iBoxx High Yield Corporate Bond ETF	1.2%
Kingdom of Spain, (0.40)%	1.1%
Top Ten Total	20.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2020

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2020

	1 Year	5 Year	Since Inception (12/16/13)
A-Class Shares	5.51%	3.11%	2.86%
A-Class Shares with sales charge‡	3.12%	2.64%	2.52%
C-Class Shares	4.72%	2.34%	2.09%
C-Class Shares with CDSC§	3.72%	2.34%	2.09%
Institutional Class Shares	5.77%	3.37%	3.13%
Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Total Return Index	3.43%	2.05%	1.78%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	5.50%	3.11%	2.92%
Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Total Return Index	3.43%	2.05%	1.97%

	1 Year	Since Inception (03/13/19)
R6-Class Shares	5.78%	4.91%
Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Total Return Index	3.43%	3.94%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Total Return Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares, Institutional Class shares and R6-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 2.25%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	September 30, 2020
LIMITED DURATION FUND

	Shares	Value
PREFERRED STOCKS†† - 0.1%

Financial - 0.1%
American Financial Group, Inc., 4.50% due 09/15/60	113,600	$3,093,328
First Republic Bank, 4.13%*	69,600	1,767,840
Total Financial		4,861,168

Total Preferred Stocks
(Cost $4,580,000)		4,861,168

EXCHANGE-TRADED FUNDS† - 3.8%
iShares iBoxx $ Investment Grade Corporate Bond ETF	738,600	99,496,806
iShares iBoxx High Yield Corporate Bond ETF	550,850	46,216,315
Total Exchange-Traded Funds
(Cost $147,363,245)		145,713,121

MUTUAL FUNDS† - 2.3%
Guggenheim Strategy Fund III[2]	1,176,678	29,499,318
Guggenheim Strategy Fund II2	1,176,575	29,379,083
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	2,904,119	28,983,105
Total Mutual Funds
(Cost $86,380,289)		87,861,506

MONEY MARKET FUND† - 1.6%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[3]	59,690,991	59,690,991
Total Money Market Fund
(Cost $59,690,991)		59,690,991

	Face Amount~
CORPORATE BONDS†† - 33.3%
Financial - 13.5%
Wells Fargo & Co.
1.18% (3 Month USD LIBOR + 0.93%) due 02/11/22[4]	29,450,000	29,522,415
2.88% due 10/30/30[5]	25,000,000	26,847,441
2.57% due 02/11/31[5]	2,240,000	2,351,578
Santander UK plc
0.87% (3 Month USD LIBOR + 0.62%) due 06/01/21[4]	30,740,000	30,839,240
American International Group, Inc.
2.50% due 06/30/25	26,630,000	28,438,710
Bank of America Corp.
2.59% due 04/29/31[5]	19,650,000	20,906,047
0.95% (3 Month USD LIBOR + 0.65%) due 10/01/21[4]	4,200,000	4,200,000
Citizens Bank North America/Providence RI
2.25% due 04/28/25	20,000,000	21,273,287
Reliance Standard Life Global Funding II
2.75% due 05/07/25[6]	17,890,000	18,887,781

Barclays Bank plc
1.70% due 05/12/22	18,450,000	18,768,443
Intercontinental Exchange, Inc.
0.90% (3 Month USD LIBOR + 0.65%) due 06/15/23[4]	17,100,000	17,139,911
Mitsubishi UFJ Financial Group, Inc.
0.89% (3 Month USD LIBOR + 0.65%) due 07/26/21[4]	11,450,000	11,494,254
1.31% (3 Month USD LIBOR + 1.06%) due 09/13/21[4]	5,068,000	5,106,567
2.13% (3 Month USD LIBOR + 1.88%) due 03/01/21[4]	247,000	248,838
Citibank North America
0.83% (3 Month USD LIBOR + 0.57%) due 07/23/21[4]	16,390,000	16,452,257
Equitable Financial Life Global Funding
1.40% due 07/07/25[6]	15,000,000	15,313,430
Cooperatieve Rabobank UA
1.34% due 06/24/26[5,6]	15,000,000	15,185,850
Regions Financial Corp.
2.25% due 05/18/25	14,000,000	14,786,322
Svenska Handelsbanken AB
0.73% (3 Month USD LIBOR + 0.47%) due 05/24/21[4]	13,500,000	13,534,154
3.35% due 05/24/21	1,179,000	1,202,744
Citigroup, Inc.
2.57% due 06/03/31[5]	12,850,000	13,467,699
BlackRock, Inc.
1.90% due 01/28/31	12,600,000	13,054,075
Lincoln National Corp.
3.40% due 01/15/31	11,590,000	12,853,041
Ares Finance Company LLC
4.00% due 10/08/24[6]	8,967,000	9,585,553
BPCE S.A.
1.65% due 10/06/26[5,6]	9,500,000	9,515,274
Charles Schwab Corp.
5.38%[1,5]	8,650,000	9,372,708
First American Financial Corp.
4.00% due 05/15/30	7,860,000	8,661,601
KKR Group Finance Company VI LLC
3.75% due 07/01/29[6]	7,040,000	8,099,149
Markel Corp.
6.00%[1,5]	7,210,000	7,624,575
Goldman Sachs Group, Inc.
3.50% due 04/01/25	6,900,000	7,615,322
Prudential plc
3.13% due 04/14/30	6,640,000	7,373,783
Morgan Stanley
2.19% due 04/28/26[5]	7,000,000	7,330,993
Belrose Funding Trust
2.33% due 08/15/30[6]	7,100,000	7,016,635
UBS Group AG
2.05% (3 Month USD LIBOR + 1.78%, Rate Floor: 0.00%) due 04/14/21[4,6]	5,700,000	5,749,563
Fidelity National Financial, Inc.
2.45% due 03/15/31	5,500,000	5,455,198

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
LIMITED DURATION FUND

	Face Amount~	Value
Fifth Third Bancorp
2.55% due 05/05/27	5,060,000	$5,448,598
Manulife Financial Corp.
2.48% due 05/19/27	5,030,000	5,382,984
Westpac Banking Corp.
1.12% (3 Month USD LIBOR + 0.85%) due 01/11/22[4]	5,000,000	5,047,280
Deloitte LLP
3.46% due 05/07/27†††	4,500,000	4,682,550
MetLife, Inc.
3.85%[1,5]	4,620,000	4,609,605
Alexandria Real Estate Equities, Inc.
4.90% due 12/15/30	3,500,000	4,405,694
Iron Mountain, Inc.
5.00% due 07/15/28[6]	4,175,000	4,279,291
Quicken Loans LLC / Quicken Loans Company-Issuer, Inc.
3.88% due 03/01/31[6]	4,100,000	4,048,750
Apollo Management Holdings, LP
4.00% due 05/30/24[6]	1,846,000	2,036,019
4.40% due 05/27/26[6]	1,200,000	1,375,118
Bank of New York Mellon Corp.
4.70%[1,5]	3,010,000	3,193,610
CNA Financial Corp.
4.50% due 03/01/26	2,298,000	2,698,580
Essex Portfolio, LP
5.20% due 03/15/21	2,650,000	2,673,186
Crown Castle International Corp.
3.30% due 07/01/30	2,188,000	2,392,737
Loews Corp.
3.20% due 05/15/30	2,140,000	2,392,150
NFP Corp.
7.00% due 05/15/25[6]	2,200,000	2,332,000
Ameriprise Financial, Inc.
3.00% due 04/02/25	2,060,000	2,253,265
Sumitomo Mitsui Financial Group, Inc.
1.92% (3 Month USD LIBOR + 1.68%) due 03/09/21[4]	1,000,000	1,006,859
1.41% (3 Month USD LIBOR + 1.14%) due 10/19/21[4]	702,000	709,158
Assurant, Inc.
1.48% (3 Month USD LIBOR + 1.25%) due 03/26/21[4]	1,592,000	1,591,438
Mizuho Financial Group, Inc.
1.39% (3 Month USD LIBOR + 1.14%) due 09/13/21[4]	1,500,000	1,513,643
SBA Communications Corp.
4.00% due 10/01/22	1,000,000	1,007,500
3.88% due 02/15/27[6]	350,000	355,250
Weyerhaeuser Co.
4.00% due 04/15/30	912,000	1,078,316
Trinity Acquisition plc
4.40% due 03/15/26	881,000	1,017,349
UBS AG
0.73% (3 Month USD LIBOR + 0.48%) due 12/01/20[4,6]	1,000,000	1,000,342
RenaissanceRe Finance, Inc.
3.70% due 04/01/25	400,000	433,670
Old Republic International Corp.
3.88% due 08/26/26	250,000	284,216
Credit Suisse Group AG
2.59% due 09/11/25[5,6]	250,000	261,062
CIT Group, Inc.
3.93% due 06/19/24[5]	100,000	100,780
Total Financial		514,885,438

Consumer, Non-cyclical - 5.6%
Sysco Corp.
5.65% due 04/01/25	20,550,000	24,302,482
Express Scripts Holding Co.
1.01% (3 Month USD LIBOR + 0.75%) due 11/30/20[4]	21,875,000	21,879,870
General Mills, Inc.
0.81% (3 Month USD LIBOR + 0.54%) due 04/16/21[4]	20,750,000	20,787,519
Zimmer Biomet Holdings, Inc.
0.98% (3 Month USD LIBOR + 0.75%) due 03/19/21[4]	11,050,000	11,051,943
3.55% due 03/20/30	5,350,000	5,990,444
3.05% due 01/15/26	400,000	438,908
CoStar Group, Inc.
2.80% due 07/15/30[6]	15,280,000	15,832,858
BAT International Finance plc
1.67% due 03/25/26	13,000,000	13,044,200
Biogen, Inc.
2.25% due 05/01/30	11,560,000	11,838,342
Constellation Brands, Inc.
2.88% due 05/01/30	10,500,000	11,337,173
CVS Health Corp.
0.96% (3 Month USD LIBOR + 0.72%) due 03/09/21[4]	9,200,000	9,223,000
Altria Group, Inc.
2.35% due 05/06/25	8,000,000	8,452,892
McCormick & Company, Inc.
2.50% due 04/15/30	7,000,000	7,486,998
Anheuser-Busch InBev Worldwide, Inc.
3.50% due 06/01/30	6,550,000	7,452,139
Alcon Finance Corp.
2.60% due 05/27/30[6]	5,910,000	6,256,198
Avantor, Inc.
6.00% due 10/01/24[6]	5,530,000	5,778,850
Kraft Heinz Foods Co.
4.25% due 03/01/31[6]	5,000,000	5,485,754
Royalty Pharma plc
1.75% due 09/02/27[6]	5,150,000	5,163,440
BAT Capital Corp.
4.70% due 04/02/27	4,220,000	4,841,311
Thermo Fisher Scientific, Inc.
4.13% due 03/25/25	4,200,000	4,784,338
Cigna Corp.
0.90% (3 Month USD LIBOR + 0.65%) due 09/17/21[4]	4,100,000	4,100,807

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
LIMITED DURATION FUND

	Face Amount~	Value
ADT Security Corp.
3.50% due 07/15/22	3,096,000	$3,142,440
US Foods, Inc.
6.25% due 04/15/25[6]	2,200,000	2,329,250
Bunge Limited Finance Corp.
1.63% due 08/17/25	1,900,000	1,908,310
Prime Security Services Borrower LLC / Prime Finance, Inc.
3.38% due 08/31/27[6]	1,400,000	1,342,943
Nielsen Finance LLC / Nielsen Finance Co.
5.00% due 04/15/22[6]	415,000	416,037
Avanos Medical, Inc.
6.25% due 10/15/22	200,000	200,080
WEX, Inc.
4.75% due 02/01/23[6]	100,000	100,125
Total Consumer, Non-cyclical		214,968,651

Industrial - 4.4%
Boeing Co.
4.88% due 05/01/25	50,000,000	54,406,261
Siemens Financieringsmaatschappij N.V.
0.85% (3 Month USD LIBOR + 0.61%) due 03/16/22[4,6]	20,410,000	20,518,788
FedEx Corp.
3.80% due 05/15/25	9,100,000	10,294,300
4.25% due 05/15/30	4,350,000	5,229,004
CNH Industrial Capital LLC
1.95% due 07/02/23	9,600,000	9,779,987
1.88% due 01/15/26	4,960,000	4,953,248
Ryder System, Inc.
3.35% due 09/01/25	9,960,000	10,924,214
3.75% due 06/09/23	1,350,000	1,451,127
Textron, Inc.
0.79% (3 Month USD LIBOR + 0.55%) due 11/10/20[4]	5,700,000	5,700,151
2.45% due 03/15/31	3,250,000	3,229,473
Aviation Capital Group LLC
2.88% due 01/20/22[6]	8,000,000	7,939,397
BAE Systems plc
3.40% due 04/15/30[6]	6,950,000	7,767,400
Owens Corning
3.88% due 06/01/30	5,910,000	6,689,834
Rolls-Royce plc
2.38% due 10/14/20[6]	6,550,000	6,533,625
IDEX Corp.
3.00% due 05/01/30	4,100,000	4,509,925
GATX Corp.
4.00% due 06/30/30	2,550,000	2,937,432
Xylem, Inc.
1.95% due 01/30/28	2,050,000	2,136,011
Howmet Aerospace, Inc.
6.88% due 05/01/25	900,000	994,500
EnerSys
5.00% due 04/30/23[6]	125,000	129,062
Total Industrial		166,123,739

Consumer, Cyclical - 3.2%
Marriott International, Inc.
4.63% due 06/15/30	7,320,000	7,839,334
5.75% due 05/01/25	5,610,000	6,260,874
2.13% due 10/03/22	2,345,000	2,351,866
Walgreens Boots Alliance, Inc.
3.20% due 04/15/30	13,950,000	14,621,010
Starbucks Corp.
2.55% due 11/15/30	13,300,000	14,121,332
Delta Air Lines, Inc.
7.00% due 05/01/25[6]	12,550,000	13,780,207
VF Corp.
2.80% due 04/23/27	11,650,000	12,726,166
Delta Air Lines Incorporated / SkyMiles IP Ltd.
4.50% due 10/20/25[6]	10,000,000	10,268,524
Hyatt Hotels Corp.
5.38% due 04/23/25	4,880,000	5,253,584
5.75% due 04/23/30	4,320,000	4,960,494
Choice Hotels International, Inc.
3.70% due 01/15/31	7,350,000	7,734,773
Lowe’s Companies, Inc.
4.50% due 04/15/30	5,400,000	6,699,011
BorgWarner, Inc.
2.65% due 07/01/27	4,610,000	4,865,016
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[6]	3,350,000	3,488,188
Dollar General Corp.
3.50% due 04/03/30	2,050,000	2,333,227
Aramark Services, Inc.
6.38% due 05/01/25[6]	1,900,000	1,979,182
5.00% due 02/01/28[6]	275,000	277,063
Tempur Sealy International, Inc.
5.63% due 10/15/23	2,100,000	2,121,441
Performance Food Group, Inc.
6.88% due 05/01/25[6]	375,000	399,375
5.50% due 06/01/24[6]	75,000	75,000
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.75% due 03/01/25	200,000	203,500
Total Consumer, Cyclical		122,359,167

Communications - 2.4%
ViacomCBS, Inc.
4.95% due 01/15/31	13,560,000	16,305,334
4.75% due 05/15/25	6,860,000	7,881,405
4.20% due 05/19/32	4,100,000	4,691,857
Walt Disney Co.
2.65% due 01/13/31	12,720,000	13,733,408
Level 3 Financing, Inc.
3.63% due 01/15/29[6]	5,400,000	5,332,500
4.25% due 07/01/28[6]	2,775,000	2,817,513
5.38% due 01/15/24	1,300,000	1,306,831
AT&T, Inc.
2.30% due 06/01/27	9,000,000	9,425,633

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
LIMITED DURATION FUND

	Face Amount~	Value
T-Mobile USA, Inc.
3.50% due 04/15/25[6]	5,000,000	$5,486,500
3.88% due 04/15/30[6]	540,000	612,695
Sirius XM Radio, Inc.
3.88% due 08/01/22[6]	3,527,000	3,564,474
Charter Communications Operating LLC / Charter Communications Operating Capital
2.80% due 04/01/31	3,250,000	3,380,049
Booking Holdings, Inc.
4.50% due 04/13/27	2,500,000	2,935,359
Altice France S.A.
7.38% due 05/01/26[6]	2,650,000	2,776,935
Fox Corp.
3.05% due 04/07/25	1,360,000	1,489,230
3.50% due 04/08/30	1,080,000	1,220,540
Verizon Communications, Inc.
3.00% due 03/22/27	2,100,000	2,338,047
Virgin Media Vendor Financing Notes IV DAC
5.00% due 07/15/28[6]	1,850,000	1,845,375
Thomson Reuters Corp.
3.35% due 05/15/26	1,550,000	1,704,805
AMC Networks, Inc.
4.75% due 08/01/25	500,000	516,847
Sprint Spectrum Company LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC
3.36% due 09/20/21[6]	407,500	412,064
Total Communications		89,777,401

Technology - 1.6%
NetApp, Inc.
2.38% due 06/22/27	17,800,000	18,569,894
Microchip Technology, Inc.
2.67% due 09/01/23[6]	17,800,000	18,423,588
Infor, Inc.
1.75% due 07/15/25[6]	13,800,000	14,197,193
1.45% due 07/15/23[6]	1,100,000	1,115,124
Broadcom, Inc.
4.15% due 11/15/30	5,790,000	6,504,160
Leidos, Inc.
3.63% due 05/15/25[6]	1,950,000	2,162,842
Total Technology		60,972,801

Energy - 1.5%
Marathon Petroleum Corp.
3.40% due 12/15/20	9,800,000	9,830,506
Sabine Pass Liquefaction LLC
4.50% due 05/15/30[6]	8,330,000	9,383,341
Phillips 66
0.83% (3 Month USD LIBOR + 0.60%) due 02/26/21[4]	8,700,000	8,700,934
BP Capital Markets plc
4.88%[1,5]	7,500,000	8,025,000
Exxon Mobil Corp.
2.61% due 10/15/30	7,100,000	7,674,448
Valero Energy Corp.
2.15% due 09/15/27	2,400,000	2,390,312
2.85% due 04/15/25	1,750,000	1,836,481
2.70% due 04/15/23	500,000	518,040
Equinor ASA
1.75% due 01/22/26	3,500,000	3,630,945
Magellan Midstream Partners, LP
3.25% due 06/01/30	2,120,000	2,275,195
Reliance Industries Ltd.
4.50% due 10/19/20[6]	2,000,000	2,003,080
Cheniere Corpus Christi Holdings LLC
7.00% due 06/30/24	550,000	633,247
Total Energy		56,901,529

Basic Materials - 1.0%
Newcrest Finance Pty Ltd.
3.25% due 05/13/30[6]	14,960,000	16,318,327
Anglo American Capital plc
2.63% due 09/10/30[6]	9,370,000	9,344,514
4.00% due 09/11/27[6]	550,000	607,205
5.38% due 04/01/25[6]	400,000	459,802
Valvoline, Inc.
4.38% due 08/15/25	5,310,000	5,462,663
Nucor Corp.
2.00% due 06/01/25	5,000,000	5,218,790
Steel Dynamics, Inc.
2.40% due 06/15/25	1,050,000	1,095,541
Total Basic Materials		38,506,842

Utilities - 0.1%
AES Corp.
3.30% due 07/15/25[6]	3,250,000	3,462,420
Total Corporate Bonds
(Cost $1,209,359,290)		1,267,957,988

ASSET-BACKED SECURITIES†† - 25.6%
Collateralized Loan Obligations - 16.6%
Shackleton CLO Ltd.
2017-8A, 1.19% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 10/20/27[4,6]	68,455,157	68,221,479
2018-6RA, 1.29% (3 Month USD LIBOR + 1.02%, Rate Floor: 1.02%) due 07/17/28[4,6]	37,025,032	36,923,047
Wellfleet CLO Ltd.
2019-1A, 1.42% (3 Month USD LIBOR + 1.15%, Rate Floor: 1.15%) due 04/20/29[4,6]	28,847,632	28,758,294
Palmer Square Loan Funding Ltd.
2018-4A, 1.18% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 11/15/26[4,6]	19,635,731	19,595,389
2019-3A, 1.10% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 08/20/27[4,6]	5,286,406	5,275,975

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
LIMITED DURATION FUND

	Face Amount~	Value
2018-4A, 1.73% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/15/26[4,6]	3,500,000	$3,426,853
Marathon CLO V Ltd.
2017-5A, 1.12% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27[4,6]	28,389,360	28,155,389
MP CLO VIII Ltd.
2018-2A, 1.16% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 10/28/27[4,6]	28,256,537	28,117,116
Golub Capital Partners CLO Ltd.
2018-36A, 1.55% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31[4,6]	27,500,000	26,980,454
BXMT Ltd.
2020-FL2, 1.05% (1 Month USD LIBOR + 0.90%, Rate Floor: 0.90%) due 02/16/37[4,6]	20,500,000	20,115,311
2020-FL2, 1.30% (1 Month USD LIBOR + 1.15%, Rate Floor: 1.15%) due 02/16/37[4,6]	3,850,000	3,773,267
2020-FL2, 1.55% (1 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 02/16/37[4,6]	2,000,000	1,955,020
LoanCore Issuer Ltd.
2018-CRE1, 1.28% (1 Month USD LIBOR + 1.13%, Rate Floor: 1.13%) due 05/15/28[4,6]	11,936,726	11,877,360
2019-CRE2, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/36[4,6]	8,550,000	8,378,344
2018-CRE1, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/28[4,6]	3,500,000	3,469,547
Midocean Credit CLO VII
2020-7A, 1.32% (3 Month USD LIBOR + 1.04%, Rate Floor: 0.00%) due 07/15/29[4,6]	20,500,000	20,317,152
GPMT Ltd.
2019-FL2, 1.46% (1 Month USD LIBOR + 1.30%, Rate Floor: 1.30%) due 02/22/36[4,6]	16,100,000	15,959,904
610 Funding CLO 3 Ltd.
2018-3A, 1.52% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/17/28[4,6]	15,770,000	15,732,732
Venture XIV CLO Ltd.
2020-14A, 1.29% (3 Month USD LIBOR + 1.03%, Rate Floor: 1.03%) due 08/28/29[4,6]	15,000,000	14,865,293
Halcyon Loan Advisors Funding Ltd.
2017-3A, 1.17% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 10/18/27[4,6]	14,538,386	14,448,440
2012-1A, 3.28% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 08/15/23[4,6]	196,375	196,110
AMMC CLO XI Ltd.
2020-11A, 1.83% due 04/30/31[6]	14,300,000	14,263,022
Owl Rock CLO IV Ltd.
2020-4A, 3.17% (3 Month USD LIBOR + 2.62%, Rate Floor: 2.62%) due 05/20/29[4,6]	14,250,000	14,232,309
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 1.58% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[4,6]	13,450,000	13,083,062
Venture XII CLO Ltd.
2018-12A, 1.06% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 02/28/26[4,6]	13,140,796	13,043,046
Parliament Funding II Ltd.
2020-1A, 2.76% (3 Month USD LIBOR + 2.45%, Rate Floor: 2.45%) due 08/12/30[4,6]	12,500,000	12,386,743
GoldenTree Loan Management US CLO 1 Ltd.
2020-1A, 1.22% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 04/20/29[4,6]	12,000,000	11,958,913
Carlyle Global Market Strategies CLO Ltd.
2018-2A, 1.03% (3 Month USD LIBOR + 0.78%, Rate Floor: 0.00%) due 04/27/27[4,6]	11,948,705	11,860,080
THL Credit Wind River CLO Ltd.
2017-2A, 1.15% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 10/15/27[4,6]	10,940,528	10,875,368
Mountain View CLO Ltd.
2018-1A, 1.08% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 10/15/26[4,6]	9,784,804	9,723,660
KREF Funding V LLC
1.90% due 06/25/26[10]	10,000,000	9,584,301
NewStar Clarendon Fund CLO LLC
2019-1A, 1.55% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 01/25/27[4,6]	8,909,832	8,869,735
Grand Avenue CRE Ltd.
2020-FL2, 2.60% (1 Month USD LIBOR + 2.45%, Rate Floor: 2.45%) due 03/15/35[4,6]	8,750,000	8,819,700
Telos CLO Ltd.
2017-6A, 1.54% (3 Month USD LIBOR + 1.27%, Rate Floor: 0.00%) due 01/17/27[4,6]	7,876,417	7,867,974
Flagship CLO VIII Ltd.
2018-8A, 1.12% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.00%) due 01/16/26[4,6]	7,775,857	7,745,257

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
LIMITED DURATION FUND

	Face Amount~	Value
NXT Capital CLO LLC
2017-1A, 1.97% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 04/20/29[4,6]	7,700,000	$7,647,739
KREF Ltd.
2018-FL1, 1.25% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 06/15/36[4,6]	7,500,000	7,443,212
NewStar Fairfield Fund CLO Ltd.
2018-2A, 1.54% (3 Month USD LIBOR + 1.27%, Rate Floor: 1.27%) due 04/20/30[4,6]	6,529,571	6,369,818
Cerberus Loan Funding XVII Ltd.
2016-3A, 2.81% (3 Month USD LIBOR + 2.53%, Rate Floor: 0.00%) due 01/15/28[4,6]	6,500,000	6,204,795
Diamond CLO Ltd.
2018-1A, 1.76% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 07/22/30[4,6]	6,000,000	5,928,440
BSPRT Issuer Ltd.
2018-FL4, 1.20% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 09/15/35[4,6]	3,250,000	3,213,606
2018-FL3, 1.20% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 03/15/28[4,6]	2,705,681	2,690,472
Crown Point CLO III Ltd.
2017-3A, 1.19% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 12/31/27[4,6]	4,653,283	4,633,036
FDF I Ltd.
2015-1A, 4.40% due 11/12/30[6]	4,500,000	4,463,165
Seneca Park CLO Limited
2017-1A, 1.77% (3 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 07/17/26[4,6]	4,000,000	3,974,237
2017-1A, 1.39% (3 Month USD LIBOR + 1.12%, Rate Floor: 0.00%) due 07/17/26[4,6]	305,820	305,776
TCP Waterman CLO Ltd.
2016-1A, 2.30% (3 Month USD LIBOR + 2.05%, Rate Floor: 0.00%) due 12/15/28[4,6]	4,000,000	3,999,982
FDF II Ltd.
2016-2A, 4.29% due 05/12/31[6]	4,000,000	3,964,444
KVK CLO Ltd.
2017-1A, 1.17% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 01/14/28[4,6]	1,941,705	1,932,518
2018-1A, 0.95% (3 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 05/20/29[4,6]	1,631,470	1,627,204
Marathon CLO VII Ltd.
2017-7A, 1.90% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/28/25[4,6]	3,000,000	2,989,639
Newstar Commercial Loan Funding LLC
2017-1A, 2.73% (3 Month USD LIBOR + 2.50%, Rate Floor: 0.00%) due 03/20/27[4,6]	3,000,000	2,988,619
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 1.83% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[4,6]	2,982,000	2,956,042
Newfleet CLO Ltd.
2018-1A, 1.22% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 04/20/28[4,6]	2,805,488	2,786,726
BDS Ltd.
2018-FL2, 1.10% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 08/15/35[4,6]	2,792,753	2,775,329
Golub Capital Partners CLO 17 Ltd.
2017-17A, 1.90% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/25/30[4,6]	2,500,000	2,473,182
Avery Point V CLO Ltd.
2017-5A, 1.25% (3 Month USD LIBOR + 0.98%, Rate Floor: 0.00%) due 07/17/26[4,6]	2,338,823	2,335,416
HPS Loan Management Ltd.
2019-19, 0.84% (3 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 07/25/30[4,6]	2,285,715	2,277,718
West CLO Ltd.
2017-1A, 1.19% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 07/18/26[4,6]	2,161,025	2,159,881
Monroe Capital CLO Ltd.
2017-1A, 1.61% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/22/26[4,6]	1,960,379	1,956,174
Northwoods Capital XII-B Ltd.
2018-12BA, 1.00% (3 Month USD LIBOR + 0.75%, Rate Floor: 0.75%) due 06/15/31[4,6]	1,968,750	1,952,635
Oaktree CLO Ltd.
2017-1A, 1.14% (3 Month USD LIBOR + 0.87%) due 10/20/27[4,6]	1,688,638	1,683,783
Hull Street CLO Ltd.
2017-1A, 1.49% (3 Month USD LIBOR + 1.22%, Rate Floor: 0.00%) due 10/18/26[4,6]	1,335,441	1,335,077
California Street CLO XII Ltd.
2017-12A, 1.78% (3 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 10/15/25[4,6]	1,250,000	1,234,518

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
LIMITED DURATION FUND

	Face Amount~	Value
Dryden 37 Senior Loan Fund
2015-37A, due 01/15/31[6,7]	1,500,000	$1,222,835
Cent CLO Ltd.
2013-19A, 1.60% (3 Month USD LIBOR + 1.33%, Rate Floor: 0.00%) due 10/29/25[4,6]	1,162,210	1,161,855
ACIS CLO Ltd.
2014-4A, 1.67% (3 Month USD LIBOR + 1.42%, Rate Floor: 0.00%) due 05/01/26[4,6]	880,542	880,016
Treman Park CLO Ltd.
2015-1A, due 10/20/28[6,7]	1,000,000	719,258
LCM XXII Ltd.
2018-22A, 0.87% (3 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 10/20/28[4,6]	451,389	449,440
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[6,7]	301,370	23,266
Copper River CLO Ltd.
2007-1A, due 01/20/21[7,8]	500,000	14,300
Total Collateralized Loan Obligations		631,629,799

Financial - 3.0%
Station Place Securitization Trust
2020-5, 1.18% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 05/24/22†††,4,8	57,600,000	57,600,000
2020-7, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 12/24/20†††,4,8	26,700,000	26,700,000
2020-12, 1.66% (1 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 06/09/21[4,6]	10,000,000	10,000,000
2020-9, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 02/15/21†††,4,8	2,000,000	2,000,000
Madison Avenue Secured Funding Trust
2019-1, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 11/11/20†††,4,8	6,200,000	6,200,000
Aesf Vi Verdi LP
2.15% due 11/25/24†††	EUR 5,000,000	5,828,897
Strategic Partners Fund VIII LP
3.16% due 03/10/25	4,000,000	4,059,778
Total Financial		112,388,675

Transport-Aircraft - 1.9%
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[6]	17,347,408	16,134,269
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[6]	9,309,163	8,690,751
2017-1, 3.97% due 07/15/42	3,560,227	3,205,709
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[6]	11,718,128	10,811,049
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[6]	9,522,417	8,364,262
MAPS Ltd.
2018-1A, 4.21% due 05/15/43[6]	8,694,667	8,000,811
Sapphire Aviation Finance II Ltd.
2020-1A, 3.23% due 03/15/40[6]	7,561,719	6,818,427
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[6]	4,637,079	3,876,382
AASET Trust
2017-1A, 3.97% due 05/16/42[6]	3,771,090	3,409,313
Raspro Trust
2005-1A, 1.11% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24[4,6]	2,661,634	2,581,785
Falcon Aerospace Ltd.
2017-1, 4.58% due 02/15/42[6]	1,685,850	1,518,505
Total Transport-Aircraft		73,411,263

Infrastructure - 1.7%
VB-S1 Issuer LLC
2020-1A, 3.03% due 06/15/50[6]	29,000,000	30,226,146
SBA Tower Trust
2.33% due 01/15/28[6]	24,000,000	24,372,261
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 3.97% due 06/15/48[6]	7,201,311	7,372,814
Vantage Data Centers Issuer LLC
2018-1A, 4.07% due 02/16/43[6]	3,117,333	3,224,598
Total Infrastructure		65,195,819

Net Lease - 0.9%
Capital Automotive LLC
2017-1A, 3.87% due 04/15/47[6]	15,862,479	15,891,417
STORE Master Funding I LLC
2015-1A, 4.17% due 04/20/45[6]	10,410,208	10,792,365
2015-1A, 3.75% due 04/20/45[6]	1,751,250	1,779,082
CARS-DB4, LP
2020-1A, 3.19% due 02/15/50[6]	4,000,000	4,099,423
Capital Automotive REIT
2020-1A, 3.48% due 02/15/50[6]	2,000,000	2,077,972
2014-1A, 3.66% due 10/15/44[6]	944,776	947,623
Total Net Lease		35,587,882

Transport-Container - 0.6%
Textainer Marine Containers VII Ltd.
2020-1A, 2.73% due 08/21/45[6]	5,751,232	5,878,186
Textainer Marine Containers VIII Ltd.
2020-2A, 2.10% due 09/20/45[6]	5,000,000	5,003,213
Global SC Finance II SRL
2013-1A, 2.98% due 04/17/28[6]	4,075,208	4,088,581
CAL Funding IV Ltd.
2020-1A, 2.22% due 09/25/45[6]	3,750,000	3,761,919
CLI Funding VI LLC
2020-1A, 2.08% due 09/18/45[6]	2,000,000	1,993,128
Cronos Containers Program Ltd.
2013-1A, 3.08% due 04/18/28[6]	1,141,833	1,141,314
Total Transport-Container		21,866,341

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
LIMITED DURATION FUND

	Face Amount~	Value
Collateralized Debt Obligations - 0.5%
Anchorage Credit Funding Ltd.
2016-4A, 3.50% due 02/15/35[6]	11,650,000	$11,290,606
2016-3A, 3.85% due 10/28/33[6]	1,500,000	1,498,877
Carlyle Global Market Strategies CLO Ltd.
2013-4A, 1.28% (3 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 01/15/31[4]	4,681,009	4,606,113
Putnam Structured Product Funding Ltd.
2003-1A, 1.16% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 10/15/38[4,6]	319,490	317,307
Total Collateralized Debt Obligations		17,712,903

Whole Business - 0.4%
Arbys Funding LLC
2020-1A, 3.24% due 07/30/50[6]	7,250,000	7,455,248
Domino’s Pizza Master Issuer LLC
2017-1A, 1.50% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/25/47[4,6]	5,105,625	5,107,361
Wendy’s Funding LLC
2018-1A, 3.57% due 03/15/48[6]	1,637,690	1,692,716
Total Whole Business		14,255,325

Insurance - 0.0%
Chesterfield Financial Holdings LLC
2014-1A, 4.50% due 12/15/34[6]	357,750	367,627

Transport-Rail - 0.0%
TRIP Rail Master Funding LLC
2017-1A, 2.71% due 08/15/47[6]	276,344	276,591
Total Asset-Backed Securities
(Cost $978,898,927)		972,692,225

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 24.0%
Residential Mortgage Backed Securities - 15.1%
New Residential Advance Receivables Trust Advance Receivables Backed
2019-T4, 2.33% due 10/15/51[6]	23,000,000	23,165,094
2020-T1, 1.43% due 08/15/53[6]	15,750,000	15,758,456
2019-T5, 2.43% due 10/15/51[6]	11,000,000	10,954,461
CIM Trust
2018-R4, 4.07% (WAC) due 12/26/57[4,6]	23,188,712	23,949,545
2018-R2, 3.69% (WAC) due 08/25/57[4,6]	22,324,489	22,359,175
Towd Point Mortgage Trust
2017-6, 2.75% (WAC) due 10/25/57[4,6]	21,047,299	21,887,455
2018-2, 3.25% (WAC) due 03/25/58[4,6]	10,364,920	10,851,541
2017-5, 0.75% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 02/25/57[4,6]	9,741,437	9,723,407
2018-1, 3.00% (WAC) due 01/25/58[4,6]	1,588,500	1,657,046
Ocwen Master Advance Receivables Trust
2020-T1, 1.28% due 08/15/52[6]	33,150,000	33,274,412
NRZ Advance Receivables Trust
2020-T2, 1.48% due 09/15/53[6]	28,950,000	28,996,615
FKRT
5.47% due 07/03/23†††,8	27,773,787	28,023,751
Soundview Home Loan Trust
2006-OPT5, 0.29% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[4]	18,303,200	17,738,054
2006-1, 0.45% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 02/25/36[4]	4,714,751	4,671,318
2005-OPT3, 0.62% (1 Month USD LIBOR + 0.47%, Rate Floor: 0.47%) due 11/25/35[4]	4,000,000	3,956,403
CSMC Trust
2018-RPL9, 3.85% (WAC) due 09/25/57[4,6]	12,192,927	13,094,835
2020-NQM1, 1.41% due 05/25/65[6,9]	9,563,174	9,563,082
New Residential Mortgage Loan Trust
2018-2A, 3.50% (WAC) due 02/25/58[4,6]	13,109,623	13,846,754
2018-1A, 4.00% (WAC) due 12/25/57[4,6]	3,465,971	3,741,795
2019-6A, 3.50% (WAC) due 09/25/59[4,6]	2,586,279	2,730,150
2017-5A, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 06/25/57[4,6]	1,322,313	1,323,041
Verus Securitization Trust
2019-4, 2.64% due 11/25/59[6,9]	12,747,840	12,998,040
2020-1, 2.42% due 01/25/60[6,9]	7,169,783	7,321,881
Home Equity Loan Trust
2007-FRE1, 0.34% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[4]	17,811,521	16,712,775
Cascade Funding Mortgage Trust
2018-RM2, 4.00% (WAC) due 10/25/68[4,8]	11,681,163	12,116,890
2019-RM3, 2.80% (WAC) due 06/25/69[4,8]	3,466,928	3,473,809
Starwood Mortgage Residential Trust
2020-1, 2.28% (WAC) due 02/25/50[4,6]	8,636,479	8,794,540
2019-1, 2.94% (WAC) due 06/25/49[4,6]	5,224,763	5,308,723
Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 0.78% (1 Month USD LIBOR + 0.63%, Rate Floor: 0.63%) due 11/25/37[4]	11,749,895	11,455,906
2006-BC4, 0.32% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 12/25/36[4]	1,342,822	1,314,400
2007-BC1, 0.28% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 02/25/37[4]	220,738	214,092
NovaStar Mortgage Funding Trust Series
2007-2, 0.35% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37[4]	12,252,109	11,687,864
Ameriquest Mortgage Securities Incorporated Asset-Backed Pass-Through Ctfs Series
2005-R10, 0.58% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 01/25/36[4]	11,525,882	11,469,388

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
LIMITED DURATION FUND

	Face Amount~	Value
Banc of America Funding Trust
2015-R2, 0.41% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 04/29/37[4,6]	10,278,000	$9,911,604
2015-R4, 0.35% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 01/27/35[4,6]	1,243,726	1,233,412
GS Mortgage-Backed Securities Trust
2020-NQM1, 1.38% (WAC) due 09/27/60[4,6]	10,612,075	10,636,896
BRAVO Residential Funding Trust
2019-NQM1, 2.67% (WAC) due 07/25/59[4,6]	7,720,313	7,878,409
2019-NQM2, 2.75% (WAC) due 11/25/59[4,6]	2,179,054	2,216,855
Homeward Opportunities Fund I Trust
2019-3, 2.68% (WAC) due 11/25/59[4,6]	5,607,071	5,686,895
2019-2, 2.70% (WAC) due 09/25/59[4,6]	4,198,591	4,241,216
Alternative Loan Trust
2007-OA7, 0.29% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 05/25/47[4]	7,576,000	6,921,919
2007-OH3, 0.44% (1 Month USD LIBOR + 0.29%, Rate Cap/Floor: 10.00%/0.29%) due 09/25/47[4]	3,104,390	2,842,025
CIT Mortgage Loan Trust
2007-1, 1.50% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 10/25/37[4,6]	9,017,553	9,043,198
2007-1, 1.60% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 10/25/37[4,6]	542,242	544,939
American Home Mortgage Investment Trust
2006-3, 0.51% (1 Month USD LIBOR + 0.36%, Rate Cap/Floor: 10.50%/0.18%) due 12/25/46[4]	8,103,935	7,490,690
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W2, 0.64% (1 Month USD LIBOR + 0.49%, Rate Floor: 0.49%) due 10/25/35[4]	7,250,000	7,157,621
Park Place Securities Incorporated Asset Backed Pass Through Certificates Ser
2005-WHQ3, 1.09% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.63%) due 06/25/35[4]	7,025,000	6,973,185
Bear Stearns Asset Backed Securities I Trust
2006-HE9, 0.29% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 11/25/36[4]	4,110,045	3,908,204
2006-HE9, 0.29% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 11/25/36[4]	3,132,507	2,999,963
Morgan Stanley Home Equity Loan Trust
2006-2, 0.43% (1 Month USD LIBOR + 0.28%, Rate Floor: 0.28%) due 02/25/36[4]	6,130,190	6,047,292
Residential Mortgage Loan Trust
2020-1, 2.38% (WAC) due 02/25/24[4,6]	5,395,097	5,473,415
HarborView Mortgage Loan Trust
2006-14, 0.31% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/47[4]	3,053,973	2,730,499
2006-12, 0.35% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 01/19/38[4]	2,628,301	2,370,115
First NLC Trust
2005-4, 0.54% (1 Month USD LIBOR + 0.39%, Rate Cap/Floor: 14.00%/0.39%) due 02/25/36[4]	5,158,613	5,056,468
Countrywide Asset-Backed Certificates
2006-6, 0.32% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 09/25/36[4]	3,838,787	3,794,405
2006-5, 0.44% (1 Month USD LIBOR + 0.29%, Rate Floor: 0.29%) due 08/25/36[4]	1,176,435	1,166,332
Structured Asset Investment Loan Trust
2006-3, 0.30% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 06/25/36[4]	3,986,390	3,890,424
2005-2, 0.88% (1 Month USD LIBOR + 0.74%, Rate Floor: 0.49%) due 03/25/35[4]	387,092	385,840
2005-1, 0.87% (1 Month USD LIBOR + 0.72%, Rate Floor: 0.48%) due 02/25/35[4,6]	135,468	134,704
Nationstar Home Equity Loan Trust
2007-B, 0.37% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 04/25/37[4]	4,462,667	4,401,654
Legacy Mortgage Asset Trust
2018-GS3, 4.00% due 06/25/58[6,9]	4,307,112	4,340,496
FBR Securitization Trust
2005-2, 0.90% (1 Month USD LIBOR + 0.75%, Rate Cap/Floor: 14.00%/0.50%) due 09/25/35[4]	4,159,254	4,143,648
Nationstar HECM Loan Trust
2019-2A, 2.27% (WAC) due 11/26/29[4,8]	3,763,669	3,773,379
Deephaven Residential Mortgage Trust
2019-3A, 2.96% (WAC) due 07/25/59[4,6]	2,635,487	2,671,650
2017-3A, 2.58% (WAC) due 10/25/47[4,6]	1,035,339	1,047,664
JP Morgan Mortgage Acquisition Trust
2006-HE2, 0.29% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[4]	3,705,825	3,664,585
Citigroup Mortgage Loan Trust, Inc.
2019-IMC1, 2.72% (WAC) due 07/25/49[4,6]	3,202,673	3,256,254
Asset Backed Securities Corporation Home Equity Loan Trust Series AEG
2006-HE1, 0.55% (1 Month USD LIBOR + 0.40%, Rate Floor: 0.40%) due 01/25/36[4]	3,350,000	3,197,560
Credit-Based Asset Servicing and Securitization LLC
2006-CB2, 0.34% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 12/25/36[4]	3,114,233	2,999,998
LSTAR Securities Investment Trust
2019-1, 1.86% (1 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 03/01/24[4,6]	2,707,649	2,680,892

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
LIMITED DURATION FUND

	Face Amount~	Value
CSMC Series
2015-12R, 0.68% (WAC) due 11/30/37[4,6]	2,365,911	$2,355,905
2014-2R, 0.38% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/27/46[4,6]	164,318	160,700
Citigroup Mortgage Loan Trust
2007-WFH2, 0.55% (1 Month USD LIBOR + 0.40%, Rate Floor: 0.40%) due 03/25/37[4]	2,127,393	2,111,339
ACE Securities Corporation Home Equity Loan Trust Series
2005-HE2, 1.17% (1 Month USD LIBOR + 1.02%, Rate Floor: 0.68%) due 04/25/35[4]	2,000,000	1,973,938
Morgan Stanley ABS Capital I Incorporated Trust
2006-NC1, 0.53% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 12/25/35[4]	1,406,199	1,388,790
Morgan Stanley Capital I Incorporated Trust
2006-HE1, 0.44% (1 Month USD LIBOR + 0.29%, Rate Floor: 0.29%) due 01/25/36[4]	1,319,871	1,286,840
First Franklin Mortgage Loan Trust
2004-FF10, 1.42% (1 Month USD LIBOR + 1.28%, Rate Floor: 0.85%) due 07/25/34[4]	963,605	961,417
Nomura Resecuritization Trust
2015-4R, 1.48% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 03/26/36[4,6]	886,491	879,667
GE-WMC Asset-Backed Pass-Through Certificates Series
2005-2, 0.65% (1 Month USD LIBOR + 0.50%, Rate Floor: 0.25%) due 12/25/35[4]	693,484	684,379
Encore Credit Receivables Trust
2005-4, 0.81% (1 Month USD LIBOR + 0.66%, Rate Floor: 0.44%) due 01/25/36[4]	286,783	286,456
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	234,582	246,989
GSAMP Trust
2005-HE6, 0.59% (1 Month USD LIBOR + 0.44%, Rate Floor: 0.44%) due 11/25/35[4]	77,337	77,386
Morgan Stanley Re-REMIC Trust
2010-R5, 1.38% due 06/26/36[6]	85,189	75,495
GSMSC Resecuritization Trust
2015-5R, 0.31% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 04/26/37[4,6]	61,311	61,236
GreenPoint Mortgage Funding Trust
2007-AR1, 0.23% (1 Month USD LIBOR + 0.08%, Rate Floor: 0.08%) due 02/25/47†††,4	2	2
Total Residential Mortgage Backed Securities		573,599,542

Government Agency - 7.1%
Uniform MBS 30 Year
2.00% due 12/14/21	190,380,000	196,147,943
Uniform MBS 15 Year
1.50% due 10/19/21	28,750,000	29,417,086
Freddie Mac Multifamily Structured Pass Through Certificates
2018-K074, 3.60% due 02/25/28	14,000,000	16,437,269
2018-K078, 3.92% due 06/25/28	3,350,000	4,031,035
2013-K035, 0.50% (WAC) due 08/25/23[4,10]	102,361,193	932,664
Fannie Mae
3.59% due 02/01/29	10,200,000	11,628,741
3.21% due 08/01/27	2,121,188	2,390,209
Fannie Mae-Aces
2020-M23, 1.74% due 03/25/35	3,840,000	3,971,674
2020-M23, 1.61% (WAC) due 03/25/35[4,10]	8,994,980	1,290,586
Freddie Mac Seasoned Credit Risk Transfer Trust
2020-2, 2.00% due 11/25/59	2,911,587	2,999,186
Total Government Agency		269,246,393

Commercial Mortgage Backed Securities - 1.8%
Morgan Stanley Capital I Trust
2014-MP, 3.47% due 08/11/33[6]	18,800,000	19,111,221
2014-CPT, 3.56% (WAC) due 07/13/29[4,6]	5,000,000	5,068,037
2014-MP, 3.82% (WAC) due 08/11/33[4,6]	2,000,000	2,035,524
2014-MP, 3.69% due 08/11/33[6]	365,000	371,520
Wells Fargo Commercial Mortgage Trust
2017-C38, 1.20% (WAC) due 07/15/50[4,10]	25,325,938	1,369,751
2016-C37, 1.12% (WAC) due 12/15/49[4,10]	36,878,464	1,244,611
2017-C42, 1.03% (WAC) due 12/15/50[4,10]	14,806,934	785,696
2015-LC22, 0.92% (WAC) due 09/15/58[4,10]	21,797,607	685,650
2017-RB1, 1.40% (WAC) due 03/15/50[4,10]	9,704,613	634,278
2016-NXS5, 1.65% (WAC) due 01/15/59[4,10]	5,548,999	330,586
JPMDB Commercial Mortgage Securities Trust
2016-C4, 0.93% (WAC) due 12/15/49[4,10]	38,848,721	1,563,917
2018-C8, 0.80% (WAC) due 06/15/51[4,10]	42,472,223	1,476,564
2016-C2, 1.82% (WAC) due 06/15/49[4,10]	8,659,568	469,482
2017-C5, 1.09% (WAC) due 03/15/50[4,10]	3,523,763	169,600
COMM Mortgage Trust
2015-CR24, 0.91% (WAC) due 08/10/48[4,10]	63,007,095	1,966,584
2018-COR3, 0.58% (WAC) due 05/10/51[4,10]	35,504,664	1,072,472
DBJPM Mortgage Trust
2017-C6, 1.16% (WAC) due 06/10/50[4,10]	62,178,053	3,026,349
Banc of America Commercial Mortgage Trust
2017-BNK3, 1.26% (WAC) due 02/15/50[4,10]	32,989,133	1,762,385
2016-UB10, 2.11% (WAC) due 07/15/49[4,10]	18,581,926	1,258,383
JP Morgan Chase Commercial Mortgage Securities Trust
2016-JP2, 1.95% (WAC) due 08/15/49[4,10]	36,255,158	2,976,077
BENCHMARK Mortgage Trust
2018-B2, 0.56% (WAC) due 02/15/51[4,10]	122,895,046	2,718,279
UBS Commercial Mortgage Trust
2017-C2, 1.23% (WAC) due 08/15/50[4,10]	30,642,029	1,723,957
2017-C5, 1.15% (WAC) due 11/15/50[4,10]	13,807,600	691,243

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
LIMITED DURATION FUND

	Face Amount~	Value
Morgan Stanley Bank of America Merrill Lynch Trust
2015-C27, 1.06% (WAC) due 12/15/47[4,10]	33,750,162	$1,222,407
2017-C34, 0.95% (WAC) due 11/15/52[4,10]	24,344,821	1,086,461
GB Trust
2020-FLIX, 1.75% (1 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 08/15/37[4,6]	2,000,000	2,004,876
CSAIL Commercial Mortgage Trust
2019-C15, 1.21% (WAC) due 03/15/52[4,10]	19,934,917	1,336,540
2016-C6, 2.06% (WAC) due 01/15/49[4,10]	7,494,379	554,156
Bancorp Commercial Mortgage Trust
2018-CR3, 1.40% (1 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 01/15/33[4,6]	1,883,954	1,857,638
BBCMS Mortgage Trust
2018-C2, 0.94% (WAC) due 12/15/51[4,10]	29,859,384	1,554,294
BAMLL Commercial Mortgage Securities Trust
2012-PARK, 2.96% due 12/10/30[6]	1,300,000	1,357,286
CD Commercial Mortgage Trust
2017-CD4, 1.45% (WAC) due 05/10/50[4,10]	16,900,605	1,032,265
CD Mortgage Trust
2017-CD6, 1.07% (WAC) due 11/13/50[4,10]	14,235,073	603,563
2016-CD1, 1.53% (WAC) due 08/10/49[4,10]	6,813,857	413,236
CGMS Commercial Mortgage Trust
2017-B1, 0.97% (WAC) due 08/15/50[4,10]	22,033,738	929,108
Citigroup Commercial Mortgage Trust
2016-C2, 1.90% (WAC) due 08/10/49[4,10]	6,572,289	521,446
2016-GC37, 1.90% (WAC) due 04/10/49[4,10]	3,663,501	268,449
GS Mortgage Securities Trust
2017-GS6, 1.18% (WAC) due 05/10/50[4,10]	11,473,317	663,394
BANK
2017-BNK6, 0.97% (WAC) due 07/15/60[4,10]	15,052,871	623,308
JPMBB Commercial Mortgage Securities Trust
2013-C17, 0.92% (WAC) due 01/15/47[4,10]	22,807,217	472,734
GE Business Loan Trust
2007-1A, 0.32% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 04/15/35[4,6]	122,048	122,048
KREF Funding V LLC
0.15% due 06/25/26†††,10	27,272,727	32,373
Total Commercial Mortgage Backed Securities		69,167,748

Total Collateralized Mortgage Obligations
(Cost $901,623,057)		912,013,683

FOREIGN GOVERNMENT DEBT†† - 14.3%
Government of Japan
(0.09)% due 10/12/20[13]	JPY 10,535,000,000	99,875,434
(0.14)% due 10/19/20[13]	JPY 5,210,000,000	49,393,737
(0.12)% due 11/09/20[13]	JPY 1,371,000,000	12,998,918
United Mexican States
4.43% due 11/05/20[13]	MXN 1,586,200,000	71,370,944
Quebec T-Bill
0.17% due 11/06/20[13]	CAD 47,117,000	35,383,672
0.21% due 10/02/20[13]	CAD 23,775,000	17,858,708
0.17% due 10/16/20[13]	CAD 9,145,000	6,868,762
0.16% due 10/09/20[13]	CAD 7,700,000	5,783,719
0.17% due 10/23/20[13]	CAD 7,071,000	5,310,726
Ontario T-Bill
0.19% due 11/12/20[13]	CAD 27,000,000	20,275,504
0.20% due 01/27/21[13]	CAD 23,240,000	17,442,875
0.17% due 10/21/20[13]	CAD 21,274,000	15,978,152
0.18% due 11/04/20[13]	CAD 18,122,000	13,609,298
0.15% due 10/07/20[13]	CAD 890,000	668,515
State of Israel
1.00% due 04/30/21	ILS 122,410,000	35,961,312
0.50% due 01/31/21	ILS 101,380,000	29,674,366
Kingdom of Spain
(0.40)% due 10/09/20[13]	EUR 34,350,000	40,293,596
Federative Republic of Brazil
due 04/01/21[11]	BRL 194,400,000	34,260,816
Newfoundland T-Bill
0.22% due 10/01/20[13]	CAD 12,000,000	9,013,949
0.17% due 10/29/20[13]	CAD 10,200,000	7,660,171
0.20% due 10/05/20[13]	CAD 6,300,000	4,732,229
Nova Scotia T-Bill
0.12% due 10/02/20[13]	CAD 12,500,000	9,389,436
Total Foreign Government Debt
(Cost $547,917,583)		543,804,839

SENIOR FLOATING RATE INTERESTS††,4 - 0.6%
Consumer, Non-cyclical - 0.3%
US Foods, Inc.
4.25% (6 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 04/24/25	4,968,750	4,844,531
Bombardier Recreational Products, Inc.
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 05/24/27	4,700,000	4,737,224
Total Consumer, Non-cyclical		9,581,755

Consumer, Cyclical - 0.2%
Samsonite IP Holdings SARL
5.50% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 04/25/25	7,082,250	6,896,341
BGIS (BIFM CA Buyer, Inc.)
3.76% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/01/26	2,447,859	2,405,021
Total Consumer, Cyclical		9,301,362

Industrial - 0.1%
Delta Air Lines, Inc.
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 05/01/23	2,992,500	2,985,019
Mileage Plus Holdings LLC
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27	2,600,000	2,640,456
Total Industrial		5,625,475

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
LIMITED DURATION FUND

	Face Amount~	Value
Technology - 0.0%
Neustar, Inc.
4.50% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 08/08/24	93,823	$87,920
Total Senior Floating Rate Interests
(Cost $24,116,152)		24,596,512

MUNICIPAL BONDS†† - 0.4%
California - 0.4%
Eastern Municipal Water District Revenue Bonds
0.11% (VRDN) due 07/01/46[12]	11,000,000	11,000,000
San Dieguito Union High School District General Obligation Unlimited
2.68% due 08/01/36	2,500,000	2,616,300
Total California		13,616,300

Total Municipal Bonds
(Cost $13,500,000)		13,616,300

U.S. TREASURY BILLS†† - 0.2%
U.S. Treasury Bills
0.15% due 10/29/20[13]	6,496,600	6,496,133
Total U.S. Treasury Bills
(Cost $6,495,855)		6,496,133

	Contracts
OTC OPTIONS PURCHASED†† - 0.1%
Put options on:
Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	772,000,000	2,802,360
Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61	296,000,000	716,320
Bank of America, N.A. 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	115,000,000	417,450
Total OTC Options Purchased
(Cost $2,446,140)		3,936,130

Total Investments - 106.3%
(Cost $3,982,371,529)		$4,043,240,596
Other Assets & Liabilities, net - (6.3)%		(238,464,537)
Total Net Assets - 100.0%		$3,804,776,059

Centrally Cleared Credit Default Swap Agreements Protection Sold††

Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Depreciation**
BofA Securities, Inc.	ICE	CDX.NA.HY.35.V1	5.00%	Quarterly	12/20/25	$6,360,000	$266,166	$270,978	$(4,812)

Centrally Cleared Interest Rate Swap Agreements††

Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation**
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.37%	Annually	12/04/21	$177,800,000	$2,798,691	$436	$2,798,255
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.31%	Annually	11/25/21	98,600,000	1,449,478	312	1,449,166
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	0.62%	Annually	03/04/22	110,305,000	909,086	—	909,086
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.40%	Annually	12/13/21	54,950,000	900,680	262	900,418
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.36%	Annually	12/09/21	46,500,000	735,444	247	735,197
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.37%	Annually	09/30/21	43,200,000	574,354	202	574,152
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.23%	Annually	08/22/21	44,400,000	470,653	183	470,470
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.46%	Annually	09/17/21	29,600,000	405,317	55	405,262
								$8,243,703	$1,697	$8,242,006

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
LIMITED DURATION FUND

Total Return Swap Agreements

Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Fixed Income Index Swap Agreements Sold Short††
BNP Paribas	iShares iBoxx $ Investment Grade Corporate Bond ETF	(0.32)% (1 Month USD LIBOR + 0.16%)	At Maturity	02/17/21	473,000	$63,717,830	$1,201,420
JPMorgan Chase Bank, N.A.	iShares iBoxx $ High Yield Corporate Bond ETF	(0.36)% (1 Month USD LIBOR + 0.20%)	At Maturity	12/01/20	430,200	36,093,780	537,750
Barclays Bank plc	iShares iBoxx $ Investment Grade Corporate Bond ETF	(0.35)% (1 Month USD LIBOR + 0.20%)	At Maturity	10/06/20	265,600	35,778,976	448,864
						$135,590,586	$2,188,034

Forward Foreign Currency Exchange Contracts††

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2020	Unrealized Appreciation (Depreciation)
Citibank N.A., New York	121,120,000	BRL	07/01/21	$28,823,147	$21,379,303	$7,443,844
Goldman Sachs International	40,300,000	BRL	07/01/21	9,441,256	7,113,490	2,327,766
Goldman Sachs International	194,400,000	BRL	04/01/21	36,483,062	34,477,599	2,005,463
JPMorgan Chase Bank, N.A.	18,300,000	BRL	07/01/21	4,347,309	3,230,195	1,117,114
Citibank N.A., New York	39,000,000	CAD	11/06/20	29,787,432	29,298,977	488,455
Goldman Sachs International	1,115,200,000	MXN	11/05/20	50,669,720	50,186,923	482,797
JPMorgan Chase Bank, N.A.	23,240,000	CAD	01/27/21	17,834,190	17,467,073	367,117
Citibank N.A., New York	912,456,000	JPY	07/01/21	8,984,580	8,685,550	299,030
Barclays Bank plc	843,421,500	JPY	07/01/21	8,292,415	8,028,420	263,995
Barclays Bank plc	10,535,000,000	JPY	10/13/20	100,108,993	99,884,726	224,267
Goldman Sachs International	27,000,000	CAD	11/12/20	20,488,196	20,284,191	204,005
Morgan Stanley Capital Services LLC	471,000,000	MXN	11/05/20	21,396,058	21,196,234	199,824
Morgan Stanley Capital Services LLC	7,880,000	CAD	10/16/20	6,048,561	5,919,471	129,090
Citibank N.A., New York	18,122,000	CAD	11/04/20	13,712,133	13,614,195	97,938
JPMorgan Chase Bank, N.A.	8,117,000	CAD	11/06/20	6,179,616	6,097,943	81,673
Goldman Sachs International	196,647,000	ILS	04/30/21	57,843,529	57,763,911	79,618
JPMorgan Chase Bank, N.A.	6,300,000	CAD	10/05/20	4,801,819	4,732,377	69,442
Citibank N.A., New York	3,400,000	CAD	10/09/20	2,572,154	2,554,019	18,135
Goldman Sachs International	1,371,000,000	JPY	11/09/20	13,010,392	13,002,797	7,595
Bank of America, N.A.	13,124,200	ILS	01/31/22	3,890,957	3,883,597	7,360
Goldman Sachs International	42,231,650	ILS	01/31/22	12,500,230	12,496,818	3,412
Citibank N.A., New York	456,000	JPY	01/04/21	4,450	4,330	120
Barclays Bank plc	421,500	JPY	01/04/21	4,106	4,002	104
Citibank N.A., New York	1,875	ILS	02/01/21	531	549	(18)
Bank of America, N.A.	684,200	ILS	02/01/21	199,913	200,504	(591)
Goldman Sachs International	725,000	CAD	10/09/20	541,009	544,607	(3,598)
Goldman Sachs International	890,000	CAD	10/07/20	664,121	668,547	(4,426)
JPMorgan Chase Bank, N.A.	1,265,000	CAD	10/16/20	945,109	950,270	(5,161)
Goldman Sachs International	3,075,000	CAD	10/02/20	2,301,559	2,309,825	(8,266)
Goldman Sachs International	2,500,000	CAD	10/23/20	1,867,787	1,878,054	(10,267)
JPMorgan Chase Bank, N.A.	3,575,000	CAD	10/09/20	2,674,921	2,685,476	(10,555)
JPMorgan Chase Bank, N.A.	4,571,000	CAD	10/23/20	3,423,042	3,433,834	(10,792)
Bank of America, N.A.	5,454,000	ILS	04/30/21	1,586,157	1,602,081	(15,924)
Citibank N.A., New York	12,524,000	ILS	04/30/21	3,658,244	3,678,852	(20,608)
Morgan Stanley Capital Services LLC	5,210,000,000	JPY	10/19/20	49,362,130	49,400,621	(38,491)
JPMorgan Chase Bank, N.A.	4,989,000	EUR	12/30/20	5,825,057	5,864,613	(39,556)
Citibank N.A., New York	10,200,000	CAD	10/29/20	7,610,312	7,662,634	(52,322)
BNP Paribas	12,500,000	CAD	10/02/20	9,327,557	9,389,530	(61,973)

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
LIMITED DURATION FUND

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2020	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	21,274,000	CAD	10/21/20	$15,919,223	$15,981,370	$(62,147)
JPMorgan Chase Bank, N.A.	12,000,000	CAD	10/01/20	8,945,149	9,013,949	(68,800)
Goldman Sachs International	11,989,250	EUR	07/30/21	13,927,013	14,159,828	(232,815)
Citibank N.A., New York	20,700,000	CAD	10/02/20	15,306,937	15,549,062	(242,125)
JPMorgan Chase Bank, N.A.	34,350,000	EUR	10/09/20	39,988,518	40,294,586	(306,068)
Goldman Sachs International	218,667,533	ILS	02/01/21	63,610,501	64,080,108	(469,607)
JPMorgan Chase Bank, N.A.	21,006,375	EUR	07/30/21	24,244,928	24,809,446	(564,518)
						$13,689,536

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at September 30, 2020	Unrealized Appreciation (Depreciation)
Barclays Bank plc	32,995,625	EUR	07/30/21	$35,907,159	$38,969,274	$3,062,115
Goldman Sachs International	117,465,319	ILS	02/01/21	32,919,630	34,422,990	1,503,360
Goldman Sachs International	55,355,850	ILS	01/31/22	15,359,559	16,380,414	1,020,855
Goldman Sachs International	45,495,450	ILS	04/30/21	12,689,086	13,364,023	674,937
JPMorgan Chase Bank, N.A.	45,495,450	ILS	04/30/21	12,819,230	13,364,023	544,793
JPMorgan Chase Bank, N.A.	1,755,877,500	JPY	07/01/21	16,249,098	16,713,970	464,872
JPMorgan Chase Bank, N.A.	877,500	JPY	01/04/21	8,075	8,332	257
JPMorgan Chase Bank, N.A.	60,205,000	BRL	07/01/21	11,667,635	10,626,989	(1,040,646)
Citibank N.A., New York	119,515,000	BRL	07/01/21	22,919,923	21,095,999	(1,823,924)
						$4,406,619

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
LIMITED DURATION FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Perpetual maturity.
[2]	Affiliated issuer.
[3]	Rate indicated is the 7-day yield as of September 30, 2020.
[4]

Variable rate security. Rate indicated is the rate effective at September 30, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[5]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[6]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $1,561,880,652 (cost $1,551,807,128), or 41.1% of total net assets.

[7]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[8]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $139,902,129 (cost $139,164,226), or 3.7% of total net assets — See Note 8.

[9]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2020. See table below for additional step information for each security.

[10]	Security is an interest-only strip.
[11]	Zero coupon rate security.
[12]

The rate is adjusted periodically by the counterparty, allows the holder to tender the security upon a rate reset, and is not based upon a set reference rate and spread. Rate indicated is the rate effective at September 30, 2020.

[13]	Rate indicated is the effective yield at the time of purchase.
BofA — Bank of America
BRL — Brazilian Real
CAD — Canadian Dollar
CDX.NA.HY.35.V1 — Credit Default Swap North American High Yield Series 35 Index Version 1
CME — Chicago Mercantile Exchange
CMS — Constant Maturity Swap
EUR — Euro
ICE — Intercontinental Exchange
ILS — Israeli New Shekel
JPY — Japanese Yen
LIBOR — London Interbank Offered Rate
MXN — Mexican Peso
plc — Public Limited Company
REMIC — Real Estate Mortgage Investment Conduit
REIT — Real Estate Investment Trust
SARL — Société à Responsabilité Limitée
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
LIMITED DURATION FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Preferred Stocks	$—	$4,861,168	$—	$4,861,168
Exchange-Traded Funds	145,713,121	—	—	145,713,121
Mutual Funds	87,861,506	—	—	87,861,506
Money Market Fund	59,690,991	—	—	59,690,991
Corporate Bonds	—	1,263,275,438	4,682,550	1,267,957,988
Asset-Backed Securities	—	874,363,328	98,328,897	972,692,225
Collateralized Mortgage Obligations	—	883,957,557	28,056,126	912,013,683
Foreign Government Debt	—	543,804,839	—	543,804,839
Senior Floating Rate Interests	—	24,596,512	—	24,596,512
Municipal Bonds	—	13,616,300	—	13,616,300
U.S. Treasury Bills	—	6,496,133	—	6,496,133
Options Purchased	—	3,936,130	—	3,936,130
Interest Rate Swap Agreements**	—	8,242,006	—	8,242,006
Total Return Swap Agreements**	—	2,188,034	—	2,188,034
Forward Foreign Currency Exchange Contracts**	—	23,189,353	—	23,189,353
Total Assets	$293,265,618	$3,652,526,798	$131,067,573	$4,076,859,989

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Credit Default Swap Agreements**	$—	$4,812	$—	$4,812
Forward Foreign Currency Exchange Contracts**	—	5,093,198	—	5,093,198
Unfunded Loan Commitments (Note 9)	—	—	163,932	163,932
Total Liabilities	$—	$5,098,010	$163,932	$5,261,942

**	This derivative is reported as unrealized appreciation/depreciation at period end.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at September 30, 2020	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average
Assets:
Asset-Backed Securities	$92,500,000	Model Price	Purchase Price	—	—
Asset-Backed Securities	5,828,897	Yield Analysis	Yield	2.4%	—
Collateralized Mortgage Obligations	28,023,753	Model Price	Purchase Price	—	—
Collateralized Mortgage Obligations	32,373	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Corporate Bonds	4,682,550	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Total Assets	$131,067,573
Liabilities:
Unfunded Loan Commitments	$163,932	Model Price	Purchase Price	—	—

Significant changes in a quote or yield would generally result in significant changes in the fair value of the security.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (continued)	September 30, 2020
LIMITED DURATION FUND

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2020:

	Assets				Liabilities
	Asset-Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Total Assets	Unfunded Loan Commitments
Beginning Balance	$29,300,000	$—	$—	$29,300,000	$(6,385)
Purchases/(Receipts)	97,922,405	28,482,432	4,500,000	130,904,837	(165,000)
(Sales, maturities and paydowns)/Fundings	(29,300,000)	(677,883)	—	(29,977,883)	5,502
Amortization of premiums/discounts	—	1,664	—	1,664	—
Total realized gains (losses) included in earnings	—	—	—	—	(4,127)
Total change in unrealized appreciation (depreciation) included in earnings	406,492	249,913	182,550	838,955	6,078
Ending Balance	$98,328,897	$28,056,126	$4,682,550	$131,067,573	$(163,932)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2020	$406,492	$249,913	$182,550	$838,955	$1,068

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
CSMC Trust 2020-NQM1, 1.41% due 05/25/65	2.41%	09/26/24	—	—
Legacy Mortgage Asset Trust 2018-GS3, 4.00% due 06/25/58	7.00%	07/25/21	8.00%	07/26/22
Verus Securitization Trust 2019-4, 2.64% due 11/25/59	3.64%	10/26/23	—	—
Verus Securitization Trust 2020-1, 2.42% due 01/25/60	3.42%	01/26/24	—	—

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2020
LIMITED DURATION FUND

Transactions during the year ended September 30, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/20	Shares 09/30/20	Investment Income
Mutual Funds
Guggenheim Floating Rate Strategies Fund — R6-Class	$20,181,794	$19,169	$(20,115,703)	$(715,383)	$630,123	$—	—	$19,169
Guggenheim Strategy Fund II	12,723,014	16,197,644	—	—	458,425	29,379,083	1,176,575	377,644
Guggenheim Strategy Fund III	10,915,565	28,849,950	(10,662,075)	(481,526)	877,404	29,499,318	1,176,678	349,949
Guggenheim Ultra Short Duration Fund — Institutional Class	8,676,684	20,026,717	—	—	279,704	28,983,105	2,904,119	246,717
	$52,497,057	$65,093,480	$(30,777,778)	$(1,196,909)	$2,245,656	$87,861,506		$993,479

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

LIMITED DURATION FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $3,895,991,240)	$3,955,379,090
Investments in affiliated issuers, at value (cost $86,380,289)	87,861,506
Cash	251,754
Unamortized upfront premiums paid on credit default swap agreements	270,978
Unamortized upfront premiums paid on interest rate swap agreements	1,697
Unrealized appreciation on OTC swap agreements	2,188,034
Unrealized appreciation on forward foreign currency exchange contracts	23,189,353
Prepaid expenses	110,751
Receivables:
Securities sold	618,866,237
Fund shares sold	25,346,603
Interest	16,074,909
Variation margin on interest rate swap agreements	2,750,063
Dividends	173,108
Foreign tax reclaims	68,061
Protection fees on credit default swap agreements	8,888
Other assets	2,779
Total assets	4,732,543,811

Liabilities:
Unfunded loan commitments, at value (Note 9) (commitment fees received $165,000)	163,932
Segregated cash due to broker	28,213,055
Unrealized depreciation on forward foreign currency exchange contracts	5,093,198
Payable for:
Securities purchased	881,583,823
Fund shares redeemed	8,146,919
Distributions to shareholders	1,142,796
Management fees	1,058,602
Swap settlement	226,842
Distribution and service fees	224,043
Fund accounting/administration fees	211,998
Variation margin on credit default swap agreements	208,057
Transfer agent/maintenance fees	99,627
Trustees’ fees*	26,559
Miscellaneous	1,368,301
Total liabilities	927,767,752
Net assets	$3,804,776,059

Net assets consist of:
Paid in capital	$3,709,892,603
Total distributable earnings (loss)	94,883,456
Net assets	$3,804,776,059

A-Class:
Net assets	$625,385,922
Capital shares outstanding	24,458,766
Net asset value per share	$25.57
Maximum offering price per share (Net asset value divided by 95.25%)	$26.85

C-Class:
Net assets	$86,143,051
Capital shares outstanding	3,371,198
Net asset value per share	$25.55

P-Class:
Net assets	$150,623,163
Capital shares outstanding	5,890,694
Net asset value per share	$25.57

Institutional Class:
Net assets	$2,911,308,610
Capital shares outstanding	113,884,773
Net asset value per share	$25.56

R6-Class:
Net assets	$31,315,313
Capital shares outstanding	1,225,635
Net asset value per share	$25.55

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2020

Investment Income:
Dividends from securities of unaffiliated issuers	$1,476,513
Dividends from securities of affiliated issuers	993,479
Interest from securities of unaffiliated issuers (net of foreign withholding tax of $18,629)	73,918,495
Total investment income	76,388,487

Expenses:
Management fees	12,556,471
Distribution and service fees:
A-Class	1,308,729
C-Class	835,798
P-Class	233,983
Transfer agent/maintenance fees:
A-Class	333,911
C-Class	65,497
P-Class	119,466
Institutional Class	1,564,511
R6-Class	1,183
Fund accounting/administration fees	2,414,876
Professional fees	300,162
Custodian fees	272,011
Line of credit fees	158,661
Trustees’ fees*	116,614
Miscellaneous	1,167,387
Recoupment of previously waived fees:
A-Class	1,377
C-Class	624
P-Class	529
Institutional Class	1,112
R6-Class	2,106
Total expenses	21,455,008
Less:
Expenses reimbursed by Adviser:
A-Class	(317,472)
C-Class	(63,232)
P-Class	(116,830)
Institutional Class	(1,495,124)
R6-Class	(722)
Expenses waived by Adviser	(309,243)
Earnings credits applied	(52,117)
Total waived/reimbursed expenses	(2,354,740)
Net expenses	19,100,268
Net investment income	57,288,219

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	925,489
Investments in affiliated issuers	(1,196,909)
Swap agreements	23,977,469
Futures contracts	859,141
Forward foreign currency exchange contracts	14,589,008
Foreign currency transactions	1,804,791
Net realized gain	40,958,989
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	38,445,656
Investments in affiliated issuers	2,245,656
Swap agreements	19,910,985
Options purchased	2,118,521
Forward foreign currency exchange contracts	7,109,860
Foreign currency translations	(29,910)
Net change in unrealized appreciation (depreciation)	69,800,768
Net realized and unrealized gain	110,759,757
Net increase in net assets resulting from operations	$168,047,976

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

LIMITED DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$57,288,219	$89,348,269
Net realized gain (loss) on investments	40,958,989	(18,621,599)
Net change in unrealized appreciation (depreciation) on investments	69,800,768	21,087,059
Net increase in net assets resulting from operations	168,047,976	91,813,729

Distributions to shareholders:
A-Class	(9,531,615)	(14,490,141)
C-Class	(897,123)	(1,345,090)
P-Class	(1,705,392)	(3,585,141)
Institutional Class	(48,269,529)	(70,974,312)
R6-Class	(3,918,302)	(4,640,230)
Total distributions to shareholders	(64,321,961)	(95,034,914)

Capital share transactions:
Proceeds from sale of shares
A-Class	359,178,012	309,962,216
C-Class	27,892,729	41,603,888
P-Class	91,629,526	71,749,161
Institutional Class	1,908,540,024	1,798,075,210
R6-Class	60,206,782	309,636,132
Distributions reinvested
A-Class	7,676,372	11,798,782
C-Class	718,998	1,030,733
P-Class	1,700,377	3,570,643
Institutional Class	38,678,924	58,289,694
R6-Class	3,918,300	4,640,204
Cost of shares redeemed
A-Class	(329,100,339)	(378,427,690)
C-Class	(30,485,763)	(28,468,610)
P-Class	(54,176,385)	(156,281,336)
Institutional Class	(1,538,644,390)	(2,061,077,029)
R6-Class	(346,906,193)	(490,000)
Net increase (decrease) from capital share transactions	200,826,974	(14,388,002)
Net increase (decrease) in net assets	304,552,989	(17,609,187)

Net assets:
Beginning of year	3,500,223,070	3,517,832,257
End of year	$3,804,776,059	$3,500,223,070

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2020	Year Ended September 30, 2019
Capital share activity:
Shares sold
A-Class	14,310,934	12,576,401
C-Class	1,119,438	1,689,208
P-Class	3,610,524	2,910,455
Institutional Class	76,326,464	72,971,122
R6-Class	2,435,956	12,596,998
Shares issued from reinvestment of distributions
A-Class	307,849	478,517
C-Class	28,862	41,842
P-Class	68,147	144,833
Institutional Class	1,550,215	2,365,246
R6-Class	158,809	188,173
Shares redeemed
A-Class	(13,271,088)	(15,351,648)
C-Class	(1,227,834)	(1,155,901)
P-Class	(2,192,351)	(6,342,173)
Institutional Class	(62,129,659)	(83,680,392)
R6-Class	(14,134,431)	(19,870)
Net increase (decrease) in shares	6,961,835	(587,189)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$24.68	$24.70	$24.86	$24.71	$24.65
Income (loss) from investment operations:
Net investment income (loss)[a]	.40	.54	.51	.53	.67
Net gain (loss) on investments (realized and unrealized)	.94	.01	(.09)	.20	.08
Total from investment operations	1.34	.55	.42	.73	.75
Less distributions from:
Net investment income	(.45)	(.57)	(.57)	(.58)	(.69)
Net realized gains	—	— [b]	(.01)	— [b]	—
Total distributions	(.45)	(.57)	(.58)	(.58)	(.69)
Net asset value, end of period	$25.57	$24.68	$24.70	$24.86	$24.71

Total Return[c]	5.51%	2.27%	1.69%	2.95%	3.16%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$625,386	$570,353	$627,570	$509,410	$215,856
Ratios to average net assets:
Net investment income (loss)	1.60%	2.18%	2.07%	2.14%	2.73%
Total expenses[d]	0.84%	0.83%	0.81%	0.86%	0.93%
Net expenses[e,f,g]	0.77%	0.75%	0.75%	0.81%	0.84%
Portfolio turnover rate	123%	72%	45%	55%	39%

C-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$24.66	$24.68	$24.84	$24.70	$24.63
Income (loss) from investment operations:
Net investment income (loss)[a]	.21	.35	.33	.35	.48
Net gain (loss) on investments (realized and unrealized)	.95	.02	(.10)	.18	.10
Total from investment operations	1.16	.37	.23	.53	.58
Less distributions from:
Net investment income	(.27)	(.39)	(.38)	(.39)	(.51)
Net realized gains	—	— [b]	(.01)	— [b]	—
Total distributions	(.27)	(.39)	(.39)	(.39)	(.51)
Net asset value, end of period	$25.55	$24.66	$24.68	$24.84	$24.70

Total Return[c]	4.72%	1.51%	0.94%	2.18%	2.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$86,143	$85,100	$70,981	$50,743	$26,802
Ratios to average net assets:
Net investment income (loss)	0.85%	1.42%	1.34%	1.41%	1.98%
Total expenses[d]	1.61%	1.60%	1.59%	1.65%	1.73%
Net expenses[e,f,g]	1.52%	1.50%	1.51%	1.56%	1.58%
Portfolio turnover rate	123%	72%	45%	55%	39%

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$24.68	$24.70	$24.86	$24.72	$24.65
Income (loss) from investment operations:
Net investment income (loss)[a]	.40	.54	.52	.47	.68
Net gain (loss) on investments (realized and unrealized)	.94	.01	(.10)	.24	.08
Total from investment operations	1.34	.55	.42	.71	.76
Less distributions from:
Net investment income	(.45)	(.57)	(.57)	(.57)	(.69)
Net realized gains	—	— [b]	(.01)	— [b]	—
Total distributions	(.45)	(.57)	(.58)	(.57)	(.69)
Net asset value, end of period	$25.57	$24.68	$24.70	$24.86	$24.72

Total Return	5.50%	2.27%	1.69%	2.93%	3.17%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$150,623	$108,691	$189,965	$92,503	$1,646
Ratios to average net assets:
Net investment income (loss)	1.60%	2.18%	2.12%	1.89%	2.76%
Total expenses[d]	0.90%	0.88%	0.87%	0.92%	0.94%
Net expenses[e,f,g]	0.77%	0.75%	0.75%	0.81%	0.84%
Portfolio turnover rate	123%	72%	45%	55%	39%

Institutional Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$24.67	$24.69	$24.85	$24.71	$24.64
Income (loss) from investment operations:
Net investment income (loss)[a]	.46	.60	.58	.59	.73
Net gain (loss) on investments (realized and unrealized)	.95	.01	(.11)	.19	.09
Total from investment operations	1.41	.61	.47	.78	.82
Less distributions from:
Net investment income	(.52)	(.63)	(.62)	(.64)	(.75)
Net realized gains	—	— [b]	(.01)	— [b]	—
Total distributions	(.52)	(.63)	(.63)	(.64)	(.75)
Net asset value, end of period	$25.56	$24.67	$24.69	$24.85	$24.71

Total Return	5.77%	2.52%	1.95%	3.21%	3.43%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,911,309	$2,421,315	$2,629,316	$1,637,509	$476,591
Ratios to average net assets:
Net investment income (loss)	1.85%	2.43%	2.35%	2.36%	2.97%
Total expenses[d]	0.59%	0.57%	0.56%	0.61%	0.67%
Net expenses[e,f,g]	0.52%	0.50%	0.50%	0.56%	0.58%
Portfolio turnover rate	123%	72%	45%	55%	39%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

R6-Class	Year Ended September 30, 2020	Period Ended September 30, 2019[h]
Per Share Data
Net asset value, beginning of period	$24.66	$24.58
Income (loss) from investment operations:
Net investment income (loss)[a]	.48	.31
Net gain (loss) on investments (realized and unrealized)	.93	.14
Total from investment operations	1.41	.45
Less distributions from:
Net investment income	(.52)	(.37)
Total distributions	(.52)	(.37)
Net asset value, end of period	$25.55	$24.66

Total Return	5.78%	1.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,315	$314,764
Ratios to average net assets:
Net investment income (loss)	1.96%	2.24%
Total expenses[d]	0.53%	0.51%
Net expenses[e,f,g]	0.52%	0.50%
Portfolio turnover rate	123%	72%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Distributions from realized gains are less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	0.00%*	0.00%*	—	—
C-Class	0.00%*	—	—	0.00%*
P-Class	0.00%*	0.00%*	—	0.00%*
Institutional Class	0.00%*	0.00%*	—	—
R6-Class	0.00%*	0.00%*	—	—

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/20	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	0.75%	0.75%	0.75%	0.79%	0.80%
C-Class	1.50%	1.50%	1.50%	1.54%	1.55%
P-Class	0.75%	0.75%	0.75%	0.79%	0.80%
Institutional Class	0.50%	0.50%	0.50%	0.54%	0.55%
R6-Class	0.50%	0.50%	N/A	N/A	N/A

[h]	Since commencement of operations: March 13, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2020, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Limited Duration Fund (the “Fund”), a diversified investment company. At September 30, 2020, A-Class, C-Class, P- Class, Institutional Class and R6-Class shares have been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM”), which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

NOTES TO FINANCIAL STATEMENTS (continued)

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.

The value of interest rate swap agreements entered into by the Fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the previous day’s Chicago Mercantile Exchange close price, adjusted for the current day’s spreads.

The values of other swap agreements entered into by the Fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interest on When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(e) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(f) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(g) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

NOTES TO FINANCIAL STATEMENTS (continued)

(h) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(i) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(j) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2020, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(k) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

The Fund may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

(l) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(m) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(n) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2020, are disclosed in the Statement of Operations.

(o) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.09% at September 30, 2020.

(p) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Options Purchased

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Fund’s use and volume of call/put options purchased on a monthly basis:

	Average Notional Amount
Use	Call	Put
Hedge	$—	$1,183,000,000

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a monthly basis:

Average Notional Amount
Use	Long		Short
Duration	$—	*	$—

*

Futures contracts were outstanding for 22 days during the year ended September 30, 2020. The daily average outstanding notional amount of interest rate futures contracts during the period was $49,472,207.

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

	Average Notional Amount
Use	Long	Short
Income	$9,038,894	$49,015,944

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
Use	Pay Floating Rate	Receive Floating Rate
Duration, Hedge	$724,526,417	$24,070,167

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
Use	Protection Purchased	Protection Sold
Hedge, Index exposure	$4,179,400	$278,165,000

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge, Income	$185,429,033	$546,788,989

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2020:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Interest rate contracts	Unamortized upfront premiums paid on interest rate swap agreements
Variation margin on interest rate swap agreements
Unrealized appreciation on OTC swap agreements
Investments in unaffiliated issuers, at value
Credit contracts	Unamortized upfront premiums paid on credit default swap agreements	Variation margin on credit default swap agreements
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2020:

Asset Derivative Investments Value
Swaps Interest Rate Risk*	Swaps Credit Risk*	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2020
$10,430,040	$—	$3,936,130	$23,189,353	$37,555,523

Liability Derivative Investments Value
Swaps Interest Rate Risk*	Swaps Credit Risk*	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2020
$—	$4,812	$—	$5,093,198	$5,098,010

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally cleared derivatives as reported on the Schedule of Investments. For exchange-traded and centrally cleared derivatives, variation margin is reported within the Statement of Assets and Liabilities.

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest rate/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Interest rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on options purchased
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2020:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total
$859,141	$13,660,196	$10,317,273	$—	$14,589,008	$39,425,618

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total
$—	$10,982,091	$8,928,894	$2,118,521	$7,109,860	$29,139,366

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such

THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

NOTES TO FINANCIAL STATEMENTS (continued)

securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Total return swap agreements	$2,188,034	$—	$2,188,034	$(599,723)	$(448,864)	$1,139,447
Forward foreign currency exchange contracts	23,189,353	—	23,189,353	(4,484,320)	(18,705,033)	—
Options purchased contracts	3,936,130	—	3,936,130	(9,155)	(3,926,975)	—

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Forward foreign currency exchange contracts	$5,093,198	$—	$5,093,198	$(5,093,198)	$—	$—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2020.

Counterparty	Asset Type	Cash Pledged	Cash Received
Barclays Bank plc	Forward foreign currency exchange contracts, Total return swap agreements	$—	$4,210,000
BofA Securities, Inc.	Credit default swap agreements	—	70,644
BofA Securities, Inc.	Interest rate swap agreements	—	3,101,845
Citibank N.A., New York	Forward foreign currency exchange contracts	—	6,751,566
Goldman Sachs International	Forward foreign currency exchange contracts, Options	—	12,570,000
JP Morgan Chase and Co.	Forward foreign currency exchange contracts, Total return swap agreements	—	1,130,000
Morgan Stanley Capital Services LLC	Forward foreign currency exchange contracts	—	379,000
		$—	$28,213,055

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

NOTES TO FINANCIAL STATEMENTS (continued)

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.39% of the average daily net assets of the Fund.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Limited Duration Fund - A-Class	0.75%	12/01/13	02/01/21
Limited Duration Fund - C-Class	1.50%	12/01/13	02/01/21
Limited Duration Fund - P-Class	0.75%	05/01/15	02/01/21
Limited Duration Fund - Institutional Class	0.50%	12/01/13	02/01/21
Limited Duration Fund - R6-Class	0.50%	03/13/19	02/01/21

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At September 30, 2020, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2021	2022	2023	Fund Total
A-Class	$282,834	$451,627	$360,600	$1,095,061
C-Class	47,300	78,366	70,291	195,957
P-Class	163,906	194,676	124,505	483,087
Institutional Class	896,378	1,856,165	1,680,554	4,433,097
R6-Class	—	9,462	21,838	31,300

For the year ended September 30, 2020, GI recouped $5,748 from the Fund.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended September 30, 2020, the Fund waived $44,835 related to investments in affiliated funds.

For the year ended September 30, 2020, GFD retained sales charges of $253,986 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2020 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$64,321,961	$—	$64,321,961

THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended September 30, 2019 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$95,034,914	$—	$95,034,914

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2020 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
$15,461,807	$10,737,858	$74,655,164	$—	$(5,971,373)	$94,883,456

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2020, the Fund had no capital loss carryforwards.

For the year ended September 30, 2020, the following capital loss carryforward amounts were utilized:

Utilized
$19,883,983

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in swaps, foreign currency gains and losses, “mark-to-market” of forward foreign currency exchange contracts, losses deferred due to wash sales, paydown reclasses, and dividends payable. Additional differences may result from income accruals on certain investments and the “mark-to-market” of certain investments denominated in foreign currencies. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

There were no adjustments made on the Statement of Assets and Liabilities as of September 30, 2020 for permanent book/tax differences.

At September 30, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
$3,979,011,949	$99,796,784	$(25,142,909)	$74,653,875

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 7 – Securities Transactions

For the year ended September 30, 2020, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$3,256,260,707	$2,396,590,586

For the year ended September 30, 2020, the cost of purchases and proceeds from the sales of government securities were as follows:

Purchases	Sales
$421,826,830	$865,926,429

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2020, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Loss
$92,417,494	$248,444	$(12,038)

Note 8 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Cascade Funding Mortgage Trust
2018-RM2, 4.00% (WAC) due 10/25/68[1]	11/02/18	$11,646,159	$12,116,890
Cascade Funding Mortgage Trust
2019-RM3, 2.80% (WAC) due 06/25/69[1]	06/25/19	3,466,260	3,473,809
Copper River CLO Ltd.
2007-1A, due 01/20/21[2]	05/09/14	14,300	14,300
FKRT
5.47% due 07/03/23	06/12/20	27,773,838	28,023,751
Madison Avenue Secured Funding Trust
2019-1, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 11/11/20[1]	09/09/19	6,200,000	6,200,000
Nationstar HECM Loan Trust
2019-2A, 2.27% (WAC) due 11/26/29[1]	11/21/19	3,763,669	3,773,379
Station Place Securitization Trust
2020-5, 1.18% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 05/24/22[1]	05/13/20	57,600,000	57,600,000
Station Place Securitization Trust
2020-7, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 12/24/20[1]	06/24/20	26,700,000	26,700,000
Station Place Securitization Trust
2020-9, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 02/15/21[1]	08/14/20	2,000,000	2,000,000
		$139,164,226	$139,902,129

[1]

Variable rate security. Rate indicated is the rate effective at September 30, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

NOTES TO FINANCIAL STATEMENTS (continued)

Note 9 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of September 30, 2020. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of September 30, 2020, were as follows:

Borrower	Maturity Date	Face Amount	Value
Venture Global Calcasieu Pass LLC	08/19/26	$2,000,000	$163,932

Note 10 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the year ended September 30, 2020, the Fund entered into reverse repurchase agreements as follows:

Number of Days Outstanding	Balance at September 30, 2020		Average Balance Outstanding	Average Interest Rate
13	$—	*	$18,634,346	(0.18)%

*	As of September 30, 2020, the Fund did not have any open reverse repurchase agreements.

Note 11 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,205,000,000 line of credit from Citibank, N.A., which was in place through October 4, 2019, at which time the line of credit was renewed with an increased commitment amount of $1,230,000,000. A Fund may draw (borrow) from the line of credit, with limits subject to applicable regulatory requirements around leverage, as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of its allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the year ended September 30, 2020.

On October 2, 2020, the Trust, along with other affiliated trusts, renewed the $1,230,000,000 line of credit with Citibank, N.A.

Note 12 – Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity.

As of October 1 2019, the Fund has fully adopted the provisions of the 2017 ASU which were applied through a modified retrospective transition approach, as prescribed. The adoption resulted in a cumulative effect adjustment to reduce amortized cost and increase unrealized appreciation of investments for the Fund in the amount of $363,948.

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

The adoption had no impact on total distributable earnings (loss), net assets, the current period results from operations, or any prior period information presented in the financial statements.

Note 13 – COVID-19 and Recent Developments

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Note 14 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Limited Duration Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim Limited Duration Fund (the “Fund”), (one of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedule of investments, as of September 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Guggenheim Funds Trust) at September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodians, transfer agent, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 27, 2020

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2021, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2020.

The Fund’s investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2020, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2020, the Fund had the corresponding percentage qualify as interest related dividends as permitted by IRC Section 871(k)(1). See qualified interest income column in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income
0.71%	0.97%	65.57%

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

OTHER INFORMATION (Unaudited)(continued)

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

●	Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)	●	Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)
●	Guggenheim Diversified Income Fund (“Diversified Income Fund”)	●	Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)
●	Guggenheim High Yield Fund (“High Yield Fund”)	●	Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)
●	Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)	●	Guggenheim Limited Duration Fund (“Limited Duration Fund”)
●	Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)	●	Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)
●	Guggenheim Municipal Income Fund (“Municipal Income Fund”)	●	Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)
●	Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)	●	Guggenheim SMid Cap Value Fund (“SMid Cap Value Fund”)
●	Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)	●	Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)
●	Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)	●	Guggenheim Ultra Short Duration Fund (“Ultra Short Duration Fund”)
●	Guggenheim World Equity Income Fund (“World Equity Income Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) Municipal Income Fund; (vi) Small Cap Value Fund; (vii) SMid Cap Value Fund; (viii) StylePlus—Large Core Fund; (ix) StylePlus—Mid Growth Fund; and (x) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund; (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; (vii) Total Return Bond Fund; and (viii) Ultra Short Duration Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).1 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred

[1]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as an “Adviser” and together, the “Advisers.”

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio. GPIM also serves as investment adviser for the Capital Stewardship Fund, which is addressed in a separate report.2

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.3 At meetings held by videoconference and/or telephonically on April 20–21, 2020 (the “April Meeting”) and on May 15 and 18, 2020 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each of the Advisory Agreements and the GPIM Sub-Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by Each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds.

[2]

Because shares of the Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to the Capital Stewardship Fund, and the Sub-Advisory Agreement with Concinnity Advisors, LP, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding the Capital Stewardship Fund.

[3]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief was originally limited to the period from March 13, 2020 to June 15, 2020 and was subsequently extended through August 15, 2020. The Board, including the Independent Trustees, relied on this relief in voting to renew the Agreements at a meeting of the Board held by videoconference on May 18, 2020.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

OTHER INFORMATION (Unaudited)(continued)

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal and regulatory risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.4 As a result, the Committee did not evaluate the services provided to the Municipal Income Fund under the Advisory Agreement and the GPIM Sub-Advisory Agreement separately.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2019, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. The Committee also received certain updated performance information as of March 31, 2020.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee considered more recent performance periods for those Funds with circumstances in which recent enhancements had been made to the portfolio management processes or techniques employed for a Fund. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund’s Institutional Class shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered.

[4]

Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Agreements.

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

In addition, the Committee made the following observations:

Alpha Opportunity Fund: The returns of the Fund’s Institutional Class shares ranked in the 93rd and 97th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily due to the Fund’s beta profile and fundamental factor tilts. The Committee noted management’s statement that the Fund’s lower beta profile to broad market U.S. equities relative to its peers, high positive allocation to value and short on growth, and negative sector exposures to well-performing sectors have detracted from investment performance. The Committee took into account management’s statement that, since October 2016, the Fund’s investment team has implemented enhancements to a number of components of the investment model used for the Fund, including revising expected risk models and security selection models, expanding the number of industry models used and more recently adding a macro overlay to better incorporate Guggenheim’s market views. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings had improved to the 64th and 83rd percentiles, respectively, and that one-year performance ranked in the 53rd percentile. The Committee also considered Guggenheim’s statement that it continues to conduct ongoing research into potential enhancements to improve the Fund’s performance, but is not currently contemplating any changes to the Fund’s portfolio construction process in the near term.

Diversified Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 90th percentile of its performance universe for the three-year period ended December 31, 2019. The Committee noted management’s explanation that the Fund’s relative underperformance over this time period was primarily due to the Fund’s defensively-positioned portfolio, in particular within its fixed-income sleeve which includes allocations to several Guggenheim fixed-income funds that were defensively positioned beginning in 2018, reflecting Guggenheim’s market views. The Committee also noted management’s statement that the Fund maintained a lower beta profile to equities relative to its peers. The Committee took into account management’s statement that, although absolute returns have trailed peers, the Fund’s risk-adjusted returns for the period since inception through December 31, 2019 rank in the top decile of its peer group while its maximum drawdown is in the lowest quartile of its peer group. The Committee also considered management’s statement that, during 2019, the Fund’s investment team implemented a new model to help drive allocation decisions and provide increased flexibility in making relative value assessments across asset classes and sectors, which is expected to improve investment performance. The Committee noted that, as of March 31, 2020, the three-year performance ranking had improved to the 78th percentile and that one-year performance ranked in the 66th percentile.

Large Cap Value Fund: The returns of the Fund’s Institutional Class shares ranked in the 53rd and 80th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the three-year time period was primarily due to the Fund’s overweight exposure to value stocks relative to its peers, driven by the Fund’s disciplined, Delta-Y-based investment process. The Committee considered the Fund’s competitive performance over the five-year time period, noting management’s statement that such performance was due to the implementation of Compass, a stock selection tool, in August 2014. The Committee also took into account management’s statement that the investment team was expanded and given enhanced tools and flexibility in 2019 to construct portfolios that harness Guggenheim’s security selection capabilities with better control of factor risks. The Committee noted that, although as of March 31, 2020 the performance rankings for the Fund had not improved, the implementation of Compass had resulted in improved performance for other funds in the Guggenheim fund complex.

Macro Opportunities Fund: The returns of the Fund’s Institutional Class shares ranked in the 38th and 75th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that, although the returns of the Fund’s Institutional Class shares rank well relative to its performance universe for the since-inception and five-year periods, the large majority of the Fund’s relative underperformance over the three-year time period was due to sharp underperformance in 2019 as a result of the Fund’s high credit quality and lower duration portfolio throughout 2019, which reflected Guggenheim’s market views that were implemented beginning in 2018. The Committee noted management’s view that the Fund’s defensive positioning was justified given growing risks in credit markets, tight credit spreads and low to negative term premiums. The Committee also noted management’s statement that many peers had higher allocations to corporate credit, which performed well in 2019. The Committee took into account management’s statement that the Fund’s investment team believes a defensive approach may offer greater relative value given current market conditions, but may increase allocations to risk when markets present more positive asymmetry. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings had improved to the 29th and 56th percentiles, respectively.

Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 89th and 72nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s increased allocation to floating rate securities in 2016 and the Fund’s more defensive investment approach detracted from performance that year, impacting trailing returns for the five-year and three-year periods. The Committee noted management’s explanation that the Fund’s defensive

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OTHER INFORMATION (Unaudited)(continued)

positioning in 2019, notably underweights in duration and credit risks, which reflected Guggenheim’s market views that were implemented beginning in 2018, also contributed to relative underperformance. The Committee also took into account management’s statement that the investment team believes a defensive approach is warranted given growing credit risks and high valuations across the Fund’s investable universe. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings had improved to the 47th and 29th percentiles, respectively.

Total Return Bond Fund: The returns of the Fund’s Institutional Class shares ranked in the 17th and 77th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s defensive positioning in 2019, notably underweights in corporate credit and duration risks, which reflected Guggenheim’s market views that were implemented beginning in 2018, was the primary contributor to its relative underperformance over the three-year time period. The Committee noted management’s statement that the returns of the Fund’s Institutional Class shares rank well over longer time periods, especially from a risk-adjusted standpoint. The Committee took into account management’s statement that, given the investment team’s defensive outlook, capital preservation will remain at the forefront of portfolio positioning and the team will continue to manage downside protection and seek to take advantage of return opportunities should the risk-reward trade-off become more attractive. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings had improved to the 1st and 9th percentiles, respectively.

World Equity Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 74th and 86th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the three-year time period was primarily due to its emphasis on producing a high level of dividend income during a period in which dividend-paying stocks underperformed broader equity indices. The Committee noted management’s statement that the Fund’s peer group, as identified by FUSE, consists of funds that invest in global equities without a particular focus on dividend income, whereas the Fund performed competitively over the three-year time period when compared to management’s internal peer group, which utilizes the Lipper Global Equity Income peer group. The Committee took into account management’s statement that, in early 2020, the investment team revised the investment process for the Fund to allow greater flexibility to employ Guggenheim’s fundamental factor and sector models to generate alpha, which is expected to improve performance. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings had improved to the 48th and 61st percentiles, respectively, and that one-year performance ranked in the 59th percentile.

After reviewing the foregoing and other related factors, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by Each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee5 and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that, while Fund flows and profitability are evaluated, primary consideration is given to market competitiveness, support requirements and shareholder return and expense expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the applicable Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial, legal and regulatory risks it faces when offering the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or that the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

[5]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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OTHER INFORMATION (Unaudited)(continued)

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group.

In addition, the Committee made the following observations:

Floating Rate Strategies Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (93rd percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception period ended December 31, 2019. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

High Yield Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (60th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (87th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception and five-year periods ended December 31, 2019. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Limited Duration Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class ranks in the third quartile (73rd percentile) of its peer group. The Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (60th percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the since-inception and five-year periods ended December 31, 2019. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Macro Opportunities Fund: The contractual advisory fee, net effective management fee and total net expense ratio for the Fund’s Institutional Class shares each rank in the fourth quartile (87th, 80th and 87th percentiles, respectively) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities outside of fixed income, including equities, currencies, commodities and derivatives, and that peer funds have varying degrees of capability, flexibility and associated fees. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the since-inception period ended December 31, 2019. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

SMid Cap Value Fund: The Committee noted that, effective January 3, 2020, Guggenheim SMid Cap Value Institutional Fund (the “Predecessor Institutional Fund”) merged into the newly created Institutional Class of the SMid Cap Value Fund. The Committee noted that the Predecessor Institutional Fund’s fees and expenses were identical to those of the SMid Cap Value Fund’s Institutional Class shares and that the total net expense ratio of the SMid Cap Value Fund’s Institutional Class shares is expected to be lower than that of the Predecessor Institutional Fund.

The contractual advisory fee of the Predecessor Institutional Fund ranked in the first quartile (17th percentile) of its peer group. The net effective management fee of the Predecessor Institutional Fund ranked in the fourth quartile (83rd percentile) of its peer group. The Committee considered that the total net expense ratio of the Predecessor Institutional Fund ranked in the third quartile (58th percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the SMid Cap Value Fund’s currently effective expense limitation agreement with the Adviser.

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OTHER INFORMATION (Unaudited)(continued)

Total Return Bond Fund: The contractual advisory fee, net effective management fee and total net expense ratio for the Fund’s Institutional Class shares each rank in the fourth quartile (80th, 87th and 80th percentiles, respectively) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the since-inception and five-year periods ended December 31, 2019. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Ultra Short Duration Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (33rd percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile) of its peer group. The Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the second quartile (40th percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2019, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2018. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

The Committee also considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from certain economies of scale and synergies, such as enhanced visibility of the Advisers, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee noted the Adviser’s statements, including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information

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OTHER INFORMATION (Unaudited)(concluded)

regarding amounts that had been shared with shareholders through such breakpoints and expense waivers and limitations. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, among other things considered, the Committee determined that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for Municipal Income Fund—Security Investors and GPIM, respectively—are part of and do business as Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

The Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since July 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr.(1) (1946)	Trustee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley(1) (1946)	Trustee	Since 2005	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III(1) (1946)	Trustee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since July 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (9) (2018 - present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since July 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-September 2020).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.
(1)	Under the Trust’s Independent Trustees Retirement Policy, Messrs. Chubb, Farley and Friedrich are expected to retire in 2021.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

LIQUIDITY RISK MANAGEMENT PROGRAM

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Guggenheim Funds Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) previously approved the designation of a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018, through March 31, 2020. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

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Item 2.	Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra G. Sponem. Ms. Sponem is “independent,” meaning that she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in her capacity as a Board or committee member).

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: the aggregate fees billed for professional services rendered by the registrant’s principal accountant for the audit of the registrant’s annual financial statements, or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $673,431 and $681,906 for the fiscal years ended September 30, 2020 and September 30, 2019, respectively.

(b)	Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 and $0 for fiscal years ended September 30, 2020 and September 30, 2019, respectively.

The registrant’s principal accountant did not bill for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(c)	Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $253,428 and $220,496 for the fiscal years ended September 30, 2020 and September 30, 2019, respectively.

The registrant’s principal accountant did not bill for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(d)	All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 and $0 for the fiscal years ended September 30, 2020 and September 30, 2019, respectively.

The registrant’s principal accountant did not bill for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(e)	Audit Committee Pre-Approval Policies and Procedures.

(1) Audit Committee pre-approval policies and procedures:

To fulfill its responsibilities and duties the Audit Committee (the “Committee”) shall:

1.	Pre-Approval Policy (Trusts). Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include those services set forth under Section II.A.1. of the Background and Definitions for Audit Committee Charter (collectively, “Identified Services”).

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)	For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such Identified Services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such Identified Services require pre-approval by the Committee.

(e)	All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Principal/Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form. The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)	The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

2.	Pre-Approval Policy (Adviser or Any Control Affiliate). Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations or financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)	For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

a.	Pre-Approval Requirements

i.	Categories of Services to be Reviewed and Considered for Pre-Approval

1.	Audit Services

a.	Annual financial statement audits

b.	Seed audits (related to new product filings, as required)

c.	SEC and regulatory filings and consents

2.	Audit-Related Services

a.	Accounting consultations

b.	Fund merger/reorganization support services

c.	Other accounting related matters

d.	Agreed upon procedures reports

e.	Attestation reports

f.	Other internal control reports

3.	Tax Services

a.	Recurring tax services:

i.	Preparation of Federal and state income tax returns, including extensions

ii.	Preparation of calculations of taxable income, including fiscal year tax designations

iii.	Preparation of annual Federal excise tax returns (if applicable)

iv.	Preparation of calendar year excise distribution calculations

v.	Calculation of tax equalization on an as-needed basis

vi.	Preparation of monthly/quarterly estimates of tax undistributed position for closed-end funds

vii.	Preparation of the estimated excise distribution calculations on an as-needed basis

viii.	Preparation of calendar year shareholder reporting designations on Form 1099

ix.	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis

x.	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes

xi.	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

b.	Permissible non-recurring tax services upon request:

i.	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards

ii.	Assistance with corporate actions and tax treatment of complex securities and structured products

iii.	Assistance with IRS ruling requests and calculation of deficiency dividends

iv.	Conduct training sessions for the Adviser’s internal tax resources

v.	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions

vi.	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance

vii.	RIC qualification reviews

viii.	Tax distribution analysis and planning

ix.	Tax authority examination services

x.	Tax appeals support services

xi.	Tax accounting methods studies

xii.	Fund merger, reorganization and liquidation support services

xiii.	Tax compliance, planning and advice services and related projects

xiv.	Assistance with out of state residency status

xv.	Provision of tax compliance services in India for Funds with direct investments in India

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $253,428 and $220,496 for the fiscal years ended September 30, 2020 and September 30, 2019, respectively.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Mangers of Closed-end Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms..

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30-a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)	Not applicable to registrant.

(a)(4)	Not applicable to registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guggenheim Funds Trust

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	December 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	December 4, 2020

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer, Chief Accounting Officer and Treasurer

Date	December 4, 2020

*	Print the name and title of each signing officer under his or her signature.